UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Variable Insurance Trust

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

●	PIMCO All Asset Portfolio

●	PIMCO Balanced Allocation Portfolio

●	PIMCO CommodityRealReturn Strategy Portfolio

●	PIMCO Dynamic Bond Portfolio

●	PIMCO Emerging Markets Bond Portfolio

●	PIMCO Global Bond Opportunities Portfolio (Unhedged)

●	PIMCO Global Core Bond (Hedged) Portfolio

●	PIMCO Global Diversified Allocation Portfolio

●	PIMCO Global Managed-Asset Allocation Portfolio

●	PIMCO High Yield Portfolio

●	PIMCO Income Portfolio

●	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

●	PIMCO International Bond Portfolio (Unhedged)

●	PIMCO Low Duration Portfolio

●	PIMCO Long-Term U.S. Government Portfolio

●	PIMCO Real Return Portfolio

●	PIMCO Short-Term Portfolio

●	PIMCO Total Return Portfolio

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO All Asset Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO All Asset Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Underlying PIMCO Funds are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance, or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be

4	PIMCO VARIABLE INSURANCE TRUST

based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset Portfolio	04/30/03	01/31/06	04/30/04	04/30/03	04/30/04	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO All Asset Portfolio (Cont.)

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule for the fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of December 31, 2020†§

PIMCO All Asset: Multi-RAE PLUS Fund	9.9%

PIMCO RAE Fundamental Advantage PLUS Fund	6.5%

PIMCO RAE PLUS International Fund	6.3%

PIMCO All Asset: Multi-Real Fund	6.1%

PIMCO RAE Emerging Markets Fund	5.7%

PIMCO RealEstateRealReturn Strategy Fund	5.2%

PIMCO RAE Worldwide Long/Short PLUS Fund	5.1%

PIMCO Income Fund	5.0%

PIMCO RAE PLUS EMG Fund	4.5%

PIMCO Real Return Fund	3.9%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	10 Years	Inception≈
PIMCO All Asset Portfolio Institutional Class	8.17%	8.10%	4.80%	5.07%
PIMCO All Asset Portfolio Class M	7.74%	7.63%	4.34%	5.29%
PIMCO All Asset Portfolio Administrative Class	8.01%	7.95%	4.65%	5.81%
PIMCO All Asset Portfolio Advisor Class	7.91%	7.85%	4.54%	5.50%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index±	8.39%	4.13%	2.88%	3.88%♦
Consumer Price Index + 500 Basis Points±±	6.29%	6.94%	6.73%	7.03%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2003.

± Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.565% for Institutional Class shares, 2.015% for Class M shares, 1.715% for Administrative Class shares, and 1.815% forn Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstance substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

Positions in developed ex-U.S. equities, primarily through the PIMCO RAE PLUS International Fund contributed to performance, as this underlying PIMCO Fund received lower weights during the first quarter of 2020 (December 31, 2019 to March 31, 2020) and higher weights for the rest of the year (March 31, 2020 to December 31, 2020).

»	Positions in U.S. equities, primarily through the PIMCO RAE PLUS Small Fund and the PIMCO RAE US Small Fund contributed to performance, as these underlying PIMCO Funds posted positive returns.
»

Positions in inflation-linked bonds, primarily through the PIMCO Long-Term Real Return Fund and the PIMCO Real Return Fund contributed to performance, as these underlying PIMCO Funds posted positive returns.

»

Positions in commodities and real estate investment trusts, primarily through the PIMCO CommoditiesPLUS™ Strategy Fund and the PIMCO RealEstateRealReturn Strategy Fund benefited performance, as these underlying PIMCO Funds received lower weights during the first quarter of 2020 (December 31, 2019 to March 31, 2020) and higher weights for the rest of the year (March 31, 2020 to December 31, 2020).

»

Positions in alternative strategies, primarily through the PIMCO Fundamental Advantage PLUS Fund and the PIMCO RAE Worldwide Long/Short PLUS Fund detracted from performance, as these underlying PIMCO Funds posted negative returns.

»

Positions in emerging market equities, primarily through the PIMCO RAE PLUS EMG Fund, the PIMCO RAE Emerging Markets Fund, and the PIMCO RAFI Dynamic Multi-Factor EM ETF detracted from performance, as these underlying PIMCO Funds received higher weights during the first quarter of 2020 (December 31, 2019 to March 31, 2020) and lower weights for the rest of the year (March 31, 2020 to December 31, 2020).

ANNUAL REPORT	|	DECEMBER 31, 2020	7

Expense Example	PIMCO All Asset Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,148.90	$1.97	$1,000.00	$1,023.65	$1.85	0.36%
Class M	1,000.00	1,147.10	4.43	1,000.00	1,021.42	4.17	0.81
Administrative Class	1,000.00	1,148.70	2.79	1,000.00	1,022.95	2.63	0.51
Advisor Class	1,000.00	1,148.40	3.34	1,000.00	1,022.44	3.14	0.61

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights PIMCO All Asset Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2020	$10.91	$0.44	$0.38	$0.82	$(0.53)	$0.00	$0.00	$(0.53)

12/31/2019	10.05	0.36	0.83	1.19	(0.33)	0.00	0.00	(0.33)

12/31/2018	10.97	0.51	(1.07)	(0.56)	(0.36)	0.00	0.00	(0.36)

12/31/2017	10.11	0.58	0.80	1.38	(0.50)	0.00	(0.02)	(0.52)

12/31/2016	9.19	0.24	0.96	1.20	(0.26)	0.00	(0.02)	(0.28)
Class M

12/31/2020	10.99	0.37	0.41	0.78	(0.48)	0.00	0.00	(0.48)

12/31/2019	10.12	0.31	0.84	1.15	(0.28)	0.00	0.00	(0.28)

12/31/2018	11.04	0.50	(1.11)	(0.61)	(0.31)	0.00	0.00	(0.31)

12/31/2017	10.18	0.46	0.87	1.33	(0.45)	0.00	(0.02)	(0.47)

12/31/2016	9.25	0.19	0.97	1.16	(0.21)	0.00	(0.02)	(0.23)
Administrative Class

12/31/2020	10.79	0.39	0.40	0.79	(0.51)	0.00	0.00	(0.51)

12/31/2019	9.93	0.33	0.84	1.17	(0.31)	0.00	0.00	(0.31)

12/31/2018	10.85	0.48	(1.06)	(0.58)	(0.34)	0.00	0.00	(0.34)

12/31/2017	10.01	0.47	0.87	1.34	(0.48)	0.00	(0.02)	(0.50)

12/31/2016	9.10	0.22	0.95	1.17	(0.24)	0.00	(0.02)	(0.26)
Advisor Class

12/31/2020	10.92	0.39	0.40	0.79	(0.50)	0.00	0.00	(0.50)

12/31/2019	10.05	0.32	0.85	1.17	(0.30)	0.00	0.00	(0.30)

12/31/2018	10.97	0.47	(1.06)	(0.59)	(0.33)	0.00	0.00	(0.33)

12/31/2017	10.12	0.47	0.87	1.34	(0.47)	0.00	(0.02)	(0.49)

12/31/2016	9.19	0.21	0.97	1.18	(0.23)	0.00	(0.02)	(0.25)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Includes in-kind purchases and sales of underlying funds. Please see Note 4, Investments in Securities, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.20	8.17%	$14,097	0.325%	0.425%	0.325%	0.425%	4.22%	141	%(e)

10.91	11.92	11,788	0.275	0.425	0.275	0.425	3.36	31

10.05	(5.20)	10,616	0.305	0.425	0.305	0.425	4.78	37

10.97	13.77	12,827	0.325	0.425	0.325	0.425	5.43	40

10.11	13.08	5,726	0.275	0.425	0.275	0.425	2.43	67

11.29	7.74	71,618	0.775	0.875	0.775	0.875	3.57	141	(e)

10.99	11.44	74,777	0.725	0.875	0.725	0.875	2.88	31

10.12	(5.59)	73,521	0.755	0.875	0.755	0.875	4.62	37

11.04	13.19	75,309	0.775	0.875	0.775	0.875	4.26	40

10.18	12.59	65,033	0.725	0.875	0.725	0.875	1.91	67

11.07	8.01	381,112	0.475	0.575	0.475	0.575	3.85	141	(e)

10.79	11.90	426,305	0.425	0.575	0.425	0.575	3.14	31

9.93	(5.41)	444,136	0.455	0.575	0.455	0.575	4.56	37

10.85	13.54	554,749	0.475	0.575	0.475	0.575	4.46	40

10.01	12.93	537,663	0.425	0.575	0.425	0.575	2.23	67

11.21	7.91	167,756	0.575	0.675	0.575	0.675	3.78	141	(e)

10.92	11.74	180,653	0.525	0.675	0.525	0.675	3.06	31

10.05	(5.45)	178,643	0.555	0.675	0.555	0.675	4.38	37

10.97	13.38	231,030	0.575	0.675	0.575	0.675	4.35	40

10.12	12.90	226,099	0.525	0.675	0.525	0.675	2.12	67

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities	PIMCO All Asset Portfolio	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$488
Investments in Affiliates	635,109
Cash	1
Receivable for Portfolio shares sold	9
Dividends receivable from Affiliates	566
Reimbursement receivable from PIMCO	60
Total Assets	636,233

Liabilities:

Payable for investments in Affiliates purchased	$869
Payable for Portfolio shares redeemed	412
Accrued investment advisory fees	102
Accrued supervisory and administrative fees	146
Accrued distribution fees	68
Accrued servicing fees	53
Total Liabilities	1,650

Net Assets	$634,583

Net Assets Consist of:

Paid in capital	$670,360
Distributable earnings (accumulated loss)	(35,777)

Net Assets	$634,583

Net Assets:

Institutional Class	$14,097
Class M	71,618
Administrative Class	381,112
Advisor Class	167,756

Shares Issued and Outstanding:

Institutional Class	1,258
Class M	6,346
Administrative Class	34,441
Advisor Class	14,971

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.20
Class M	11.29
Administrative Class	11.07
Advisor Class	11.21

Cost of investments in securities	$488
Cost of investments in Affiliates	$559,501

* Includes repurchase agreements of:	$488

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO All Asset Portfolio

Year Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Dividends from Investments in Affiliates	$26,813
Total Income	26,813

Expenses:

Investment advisory fees	1,078
Supervisory and administrative fees	1,541
Distribution and/or servicing fees - Class M	302
Servicing fees - Administrative Class	567
Distribution and/or servicing fees - Advisor Class	400
Trustee fees	17
Interest expense	1
Miscellaneous expense	14
Total Expenses	3,920
Waiver and/or Reimbursement by PIMCO	(606)
Net Expenses	3,314

Net Investment Income (Loss)	23,499

Net Realized Gain (Loss):

Investments in Affiliates	(24,653)
Net capital gain distributions received from Affiliate investments	8,079

Net Realized Gain (Loss)	(16,574)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(325)
Investments in Affiliates	34,785

Net Change in Unrealized Appreciation (Depreciation)	34,460

Net Increase (Decrease) in Net Assets Resulting from Operations	$41,385

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO All Asset Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$23,499	$21,739
Net realized gain (loss)	(16,574)	(9,397)
Net change in unrealized appreciation (depreciation)	34,460	65,966

Net Increase (Decrease) in Net Assets Resulting from Operations	41,385	78,308

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(574)	(342)
Class M	(3,108)	(1,915)
Administrative Class	(18,869)	(12,644)
Advisor Class	(7,650)	(5,100)

Total Distributions(a)	(30,201)	(20,001)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(70,124)	(71,700)

Total Increase (Decrease) in Net Assets	(58,940)	(13,393)

Net Assets:

Beginning of year	693,523	706,916
End of year	$634,583	$693,523

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO All Asset Portfolio	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units, and ounces, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (c) 0.1%
		$488

Total Short-Term Instruments (Cost $488)		488

Total Investments in Securities (Cost $488)		488

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 95.6%

PIMCO All Asset: Multi-RAE PLUS Fund	5,535,598	62,884

PIMCO All Asset: Multi-Real Fund	3,397,506	38,868

PIMCO CommoditiesPLUS® Strategy Fund	4,660,996	23,025

PIMCO Dynamic Bond Fund	559,404	6,047

PIMCO Emerging Markets Bond Fund	956,230	10,423

PIMCO Emerging Markets Currency and Short-Term Investments Fund	1,935,857	15,835

PIMCO Emerging Markets Local Currency and Bond Fund	1,774,476	12,404

PIMCO Extended Duration Fund	1,980,976	17,294

PIMCO High Yield Fund	1,021,335	9,274

PIMCO Income Fund	2,626,927	31,812

PIMCO International Bond Fund (U.S. Dollar-Hedged)	675,762	7,494

PIMCO Investment Grade Credit Bond Fund	407,800	4,604

PIMCO Long-Term Real Return Fund	1,821,950	14,576

PIMCO Long-Term U.S. Government Fund	996,747	6,010

	SHARES	MARKET VALUE (000S)

PIMCO Low Duration Fund	1,180,798	$11,749

PIMCO Mortgage Opportunities and Bond Fund	447,716	4,916

PIMCO RAE Emerging Markets Fund	3,627,905	36,243

PIMCO RAE Fundamental Advantage PLUS Fund	4,697,807	41,341

PIMCO RAE International Fund	1,672,642	16,643

PIMCO RAE PLUS EMG Fund	2,769,714	28,417

PIMCO RAE PLUS Fund	301,391	1,968

PIMCO RAE PLUS International Fund	5,726,678	39,858

PIMCO RAE PLUS Small Fund	1,786,151	17,933

PIMCO RAE US Small Fund	1,402,550	15,526

PIMCO RAE Worldwide Long/Short PLUS Fund	3,955,182	32,353

PIMCO Real Return Fund	2,026,645	24,867

PIMCO RealEstateRealReturn Strategy Fund	3,966,426	33,040

PIMCO Senior Floating Rate Fund	668,538	6,244

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	1,089,389	8,890

PIMCO StocksPLUS® International Fund (Unhedged)	486,987	3,214

PIMCO Total Return Fund	1,584,854	16,800

PIMCO TRENDS Managed Futures Strategy Fund	607,698	6,253

Total Mutual Funds (Cost $534,000)		606,805

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 3.5%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	810,428	$21,979

Total Exchange-Traded Funds (Cost $19,176)		21,979

SHORT-TERM INSTRUMENTS 1.0%

MUTUAL FUNDS 1.0%

PIMCO Government Money Market Fund
0.150% (a)(b)	6,325,097	6,325

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	10	0

Total Short-Term Instruments (Cost $6,325)		6,325

Total Investments in Affiliates (Cost $559,501)		635,109

Total Investments 100.2% (Cost $559,989)		$635,597

Other Assets and Liabilities, net (0.2)%		(1,014)

Net Assets 100.0%		$634,583

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$488	U.S. Treasury Notes 1.625% due 12/31/2021	$(498)	$488	$488

Total Repurchase Agreements						$(498)	$488	$488

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$488	$0	$0	$488	$(498)	$(10)

Total Borrowings and Other Financing Transactions	$488	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO All Asset Portfolio	(Cont.)	DECEMBER 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$488	$0	$488

	$0	$488	$0	$488
Investments in Affiliates, at Value
Mutual Funds	606,805	0	0	606,805
Exchange-Traded Funds	21,979	0	0	21,979
Short-Term Instruments
Mutual Funds	6,325	0	0	6,325

	$635,109	$0	$0	$635,109

Total Investments	$635,109	$488	$0	$635,597

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	December 31, 2020

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO All Asset Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all or a significant portion of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

ANNUAL REPORT	|	DECEMBER 31, 2020	17

Notes to Financial Statements	(Cont.)

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales,

reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to

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retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

ANNUAL REPORT	|	DECEMBER 31, 2020	19

Notes to Financial Statements	(Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in

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unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all or a significant portion of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund(2)	$0	$56,752	$0	$0	$6,132	$62,884	$1,501	$47

PIMCO All Asset: Multi-Real Fund(2)	0	35,143	0	0	3,725	38,868	334	8

PIMCO CommoditiesPLUS® Strategy Fund(2)	30,718	45,562	(53,330)	(4,537)	4,612	23,025	309	0

PIMCO CommodityRealReturn Strategy Fund®	6,947	79	(5,139)	(5,333)	3,446	0	20	0

PIMCO Dynamic Bond Fund	6,794	394	(1,243)	(26)	128	6,047	218	0

PIMCO Emerging Markets Bond Fund	0	12,573	(3,391)	88	1,153	10,423	250	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	79,977	658	(58,875)	(11,897)	5,972	15,835	274	0

PIMCO Emerging Markets Local Currency and Bond Fund	17,409	3,713	(8,120)	(1,819)	1,221	12,404	449	0

PIMCO Extended Duration Fund	28,654	44,248	(60,592)	8,427	(3,443)	17,294	680	2,065

PIMCO Government Money Market Fund	3,785	116,058	(113,518)	0	0	6,325	6	0

PIMCO High Yield Fund	0	29,193	(21,572)	498	1,155	9,274	436	0

PIMCO High Yield Spectrum Fund	6,741	0	(6,756)	714	(699)	0	13	0

PIMCO Income Fund	32,020	42,491	(43,307)	1,639	(1,031)	31,812	1,131	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	0	12,545	(5,315)	41	223	7,494	136	0

PIMCO Investment Grade Credit Bond Fund	11,636	10,736	(17,815)	590	(543)	4,604	331	26

PIMCO Long Duration Total Return Fund	6,742	6,432	(13,557)	230	153	0	91	0

PIMCO Long-Term Real Return Fund	43,063	25,321	(58,824)	8,774	(3,758)	14,576	816	3,449

PIMCO Long-Term U.S. Government Fund	11,739	23,547	(29,790)	2,830	(2,316)	6,010	426	988

PIMCO Low Duration Fund	19,481	40,634	(48,562)	168	28	11,749	220	0

PIMCO Mortgage Opportunities and Bond Fund	5,550	287	(979)	(8)	66	4,916	204	0

PIMCO RAE Emerging Markets Fund	79,274	22,650	(51,341)	(13,022)	(1,318)	36,243	593	0

PIMCO RAE Fundamental Advantage PLUS Fund(2)	63,094	52,011	(66,456)	(6,730)	(578)	41,341	161	0

PIMCO RAE International Fund	0	28,321	(16,656)	568	4,410	16,643	371	0

PIMCO RAE Low Volatility PLUS EMG Fund	19,616	0	(18,655)	(439)	(522)	0	0	0

PIMCO RAE Low Volatility PLUS International Fund	13,237	0	(13,266)	(224)	253	0	0	0

ANNUAL REPORT	|	DECEMBER 31, 2020	21

Notes to Financial Statements	(Cont.)

Underlying PIMCO Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE PLUS EMG Fund(2)	$71,677	$27,638	$(59,712)	$(7,541)	$(3,645)	$28,417	$3,101	$0

PIMCO RAE PLUS Fund	0	5,843	(4,761)	619	267	1,968	57	0

PIMCO RAE PLUS International Fund(2)	8,235	57,028	(35,542)	(1,010)	11,147	39,858	3,789	0

PIMCO RAE PLUS Small Fund(2)	0	38,026	(28,254)	3,365	4,796	17,933	3,239	0

PIMCO RAE US Small Fund	0	21,109	(9,760)	649	3,528	15,526	1,256	104

PIMCO RAE Worldwide Long/Short PLUS Fund	46,193	26,369	(31,368)	(4,112)	(4,729)	32,353	2,072	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	12,385	7,618	(863)	(149)	2,988	21,979	358	0

PIMCO Real Return Fund	12,570	40,269	(29,581)	499	1,110	24,867	562	0

PIMCO RealEstateRealReturn Strategy Fund(2)	18,362	56,516	(45,081)	1,321	1,922	33,040	1,377	1,170

PIMCO Senior Floating Rate Fund	0	16,620	(11,118)	267	475	6,244	240	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)(2)	19,207	11,516	(19,734)	(163)	(1,936)	8,890	336	0

PIMCO StocksPLUS® International Fund (Unhedged)	0	15,711	(13,218)	637	84	3,214	52	0

PIMCO Total Return Fund	12,109	50,098	(45,909)	429	73	16,800	1,118	199

PIMCO TRENDS Managed Futures Strategy Fund	6,812	500	(1,299)	4	236	6,253	286	23

Totals	$694,027	$984,209	$(1,053,259)	$(24,653)	$34,785	$635,109	$26,813	$8,079
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(2)	All or portion of these values are inclusive of in-kind purchases and sales of underlying funds.

(b)  Investments in Securities

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral)

subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold

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provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

The following risks are principal risks of investing in a Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Portfolio that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk  is the risk that an Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

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Notes to Financial Statements	(Cont.)

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations

24	PIMCO VARIABLE INSURANCE TRUST

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on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the

ANNUAL REPORT	|	DECEMBER 31, 2020	25

Notes to Financial Statements	(Cont.)

Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise

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transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure.

ANNUAL REPORT	|	DECEMBER 31, 2020	27

Notes to Financial Statements	(Cont.)

These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.175%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share

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of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2020, the amount was $470.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2021, to waive its Investment Advisory Fee to the extent that the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds exceed 0.64% of the total assets invested in Underlying PIMCO Funds. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Investment Advisory Fee waived as set forth above (the

“Asset Allocation Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any Underlying PIMCO Fund Fees exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Asset Allocation Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at December 31, 2020 were (amounts in thousands†):

12 months	13-24 months	25-36 months	Total
$965	$1,054	$605	$2,624

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2020, the amount was $605,280.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

During the fiscal year, the Portfolio executed in-kind transactions to redeem out of and purchase into Underlying PIMCO Funds. These affiliate purchases and redemptions in-kind were completed at the current market price of the Underlying PIMCO Funds at the time of the transaction. See Note 4, Securities and Other Investments for further information.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods

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Notes to Financial Statements	(Cont.)

of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other*
Purchases	Sales	Purchases	Sales

$0	$0	$860,758	$939,741

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	A portion of these values are inclusive of in-kind purchases and sales of underlying funds. See note 9 in the Notes to Financial Statements.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	231	$2,514	125	$1,331

Class M	489	4,885	369	3,925

Administrative Class	2,028	19,829	1,149	12,044

Advisor Class	1,376	13,929	1,170	12,349
Issued as reinvestment of distributions

Institutional Class	57	574	32	342

Class M	310	3,108	178	1,915

Administrative Class	1,918	18,869	1,199	12,644

Advisor Class	767	7,650	477	5,100
Issued in reorganization^

Institutional Class	78	763	N/A	N/A

Class M	0	0	N/A	N/A

Administrative Class	0	1	N/A	N/A

Class A	589	5,773	N/A	N/A
Cost of shares redeemed

Institutional Class	(188)	(1,889)	(134)	(1,417)

Class M	(1,256)	(12,685)	(1,011)	(10,741)

Administrative Class	(9,028)	(90,293)	(7,539)	(78,803)

Advisor Class	(4,310)	(43,152)	(2,876)	(30,389)

Net increase (decrease) resulting from Portfolio share transactions	(6,939)	$(70,124)	(6,861)	$(71,700)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 14 in the Notes to Financial Statements.

As of December 31, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 57% of the Portfolio. One of the shareholders is a related party of the Portfolio and comprises 46% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

14. REORGANIZATION

The Board approved the reorganization (the “Reorganization”) of the PIMCO All Asset All Authority Portfolio (the “Acquired Portfolio”) into the PIMCO All Asset Portfolio (the “Acquiring Portfolio”). Pursuant to the Reorganization, shareholders of each class of the Acquired Portfolio became shareholders of the corresponding class of shares of the Acquiring Portfolio. The reorganization became effective upon the close of business on June 1, 2020. As a result, all shares held in the Acquired Portfolio were automatically exchanged for shares of the Acquiring Portfolio. The transaction was structured to qualify as a tax-free reorganization under section 368(a) of the Internal Revenue Code (the “Code”). Pursuant to the Agreement and Plan of Reorganization, Institutional Class, Administrative Class and Advisor Class of the Acquired Portfolio received a number of shares of the corresponding class in the Acquiring Portfolio, with a value equal to their holdings in the Acquired Portfolio as of the close of business on the date of the reorganization. The investment portfolio of the Acquired Portfolio, with a fair value of approximately $9,550,170 and identified cost of approximately $9,225,156 as of the date of the reorganization, was the principal asset acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of June 1, 2020, the Acquired Portfolio did not have any pre-enactment net capital loss carryforwards. The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquired Fund				325

Institutional Class	103	763	7.40

Administrative Class	—	1	7.41

Advisor Class	782	5,773	7.38
Acquiring Fund				13,117

Institutional Class	1,039	10,181	9.79

Class M	6,716	66,271	9.87

Administrative Class	38,827	375,794	9.68

Advisor Class	15,133	148,276	9.80
Post Reorganization				13,442

Acquiring Fund

Institutional Class	1,117	10,945	9.79

Class M	6,716	66,271	9.87

Administrative Class	38,827	375,795	9.68

Advisor Class	15,722	154,049	9.80

PIMCO paid all fees and expenses, including legal and accounting expenses, printing and mailing expenses, or other similar expenses incurred in connection with the reorganization transaction, excluding costs in connection with the purchase or sale of portfolio securities, if any. Assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period, the pro forma results of operations for the period ended December 31, 2020, are as follows (amounts in thousands):

Net investment income (loss)	24,993

Net realized and unrealized gains (losses)	14,957

Net increase in net assets resulting from operations	39,950

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Statement of Operations since June 1, 2020.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax

ANNUAL REPORT	|	DECEMBER 31, 2020	31

Notes to Financial Statements	(Cont.)

authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Portfolio is treated as qualifying dividends; and (iii) that income inclusion by a Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio or an Underlying PIMCO Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO All Asset Portfolio	$0	$6,718	$0	$59,838	$0	($102,333)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals.
(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset Portfolio	$16,956	$85,377

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO All Asset Portfolio	$575,759	$66,099	$(6,261)	$59,838

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO All Asset Portfolio	$0	$30,201	$0	$0	$0	$20,001	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	DECEMBER 31, 2020	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO All Asset Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

34	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Index/Spread Abbreviations:

RAFI	Research Affiliates Fundamental Index

Other Abbreviations:

TBA	To-Be-Announced

ANNUAL REPORT	|	DECEMBER 31, 2020	35

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction	Qualified Dividend Income	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO All Asset Portfolio	0.00%	6.72%	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO All Asset Portfolio	0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

36	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	DECEMBER 31, 2020	37

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

38	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	|	DECEMBER 31, 2020	39

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary

ANNUAL REPORT	|	DECEMBER 31, 2020	41

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

ANNUAL REPORT	|	DECEMBER 31, 2020	43

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	|	DECEMBER 31, 2020	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Asset Allocation Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT01AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO Balanced Allocation Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO Balanced Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Balanced Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter duration. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Balanced Allocation Portfolio	04/27/12	04/27/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio,

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO Balanced Allocation Portfolio	(Cont.)

on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule for the fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Act, and address the roles and responsibilities of a fund’s board of trustees and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Balanced Allocation Portfolio

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2020†§

Short-Term Instruments‡	57.8%

U.S. Treasury Obligations	10.5%

Corporate Bonds & Notes	10.5%

U.S. Government Agencies	10.0%

Mutual Funds	5.4%

Asset-Backed Securities	5.0%

Other	0.8%

†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	Inception≈
PIMCO Balanced Allocation Portfolio Administrative Class	11.12%	8.03%	4.63%
PIMCO Balanced Allocation Portfolio Advisor Class	10.96%	8.36%	4.61%
35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Index±	12.13%	9.21%	8.28%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/27/2012.

± The benchmark is a blend of 35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.99% for Administrative Class shares, and 1.09% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Balanced Allocation Portfolio seeks total return which exceeds that of its benchmark by investing, under normal circumstances, in equity derivatives and other equity-related investments that provide equity-related exposure equivalent to 50-70% of its net assets (such portion of the Portfolio’s portfolio, the “Equity Sleeve”) and the remainder of its net assets in a diversified portfolio of Fixed Income Instruments (such portion of the Portfolio’s portfolio, the “Fixed Income Sleeve”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. equities contributed to performance, as these securities generally posted positive returns.

»	Exposure to U.S. duration contributed to performance, as U.S. yields decreased.

»	Exposure to non-U.S. dollar developed currencies contributed to performance, as the currencies generally appreciated versus the U.S. dollar.

»	Exposure to Japanese equities contributed to performance, as these securities generally posted positive returns.

»	Exposure to European equities detracted from performance, as these securities generally posted negative returns.

»	Exposure to U.K. equities detracted from performance, as these securities generally posted negative returns during the period.

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Expense Example	PIMCO Balanced Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,134.00	$4.58	$1,000.00	$1,021.25	$4.34	0.84%
Advisor Class	1,000.00	1,133.50	5.12	1,000.00	1,020.74	4.85	0.94

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

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ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights	PIMCO Balanced Allocation Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class

12/31/2020	$10.18	$0.04	$0.96	$1.00	$(0.10)	$(0.75)	$0.00	$(0.85)

12/31/2019	8.74	0.17	1.48	1.65	(0.21)	0.00	0.00	(0.21)

12/31/2018	10.73	0.16	(0.73)	(0.57)	(0.13)	(1.29)	0.00	(1.42)

12/31/2017	9.44	0.08	1.28	1.36	(0.07)	0.00	0.00	(0.07)

12/31/2016	9.24	0.13	0.14	0.27	0.00	0.00	(0.07)	(0.07)
Advisor Class

12/31/2020	10.40	0.03	0.98	1.01	(0.09)	(0.75)	0.00	(0.84)

12/31/2019	8.92	0.17	1.51	1.68	(0.20)	0.00	0.00	(0.20)

12/31/2018	10.92	0.15	(0.74)	(0.59)	(0.12)	(1.29)	0.00	(1.41)

12/31/2017	9.61	0.07	1.30	1.37	(0.06)	0.00	0.00	(0.06)

12/31/2016	9.22	0.13	0.33	0.46	0.00	0.00	(0.07)	(0.07)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.34% to an annual rate of 0.66%.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.33	11.12%	$88,098	0.84%		0.87%		0.83%		0.86%		0.38%	497%

10.18	19.00	91,875	0.91		0.93		0.84		0.86		1.81	534

8.74	(5.59)	86,180	0.92		0.94		0.84		0.86		1.47	435

10.73	14.48	101,361	0.84		0.86		0.84		0.86		0.79	508

9.44	2.94	97,981	1.02	(e)	1.15	(e)	1.01	(e)	1.14	(e)	1.43	483

10.57	10.96	1,235	0.94		0.97		0.93		0.96		0.27	497

10.40	18.95	1,252	1.01		1.03		0.94		0.96		1.71	534

8.92	(5.68)	1,149	1.02		1.04		0.94		0.96		1.36	435

10.92	14.32	1,545	0.94		0.96		0.94		0.96		0.69	508

9.61	4.99	1,409	1.12	(e)	1.25	(e)	1.11	(e)	1.24	(e)	1.42	483

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities PIMCO Balanced Allocation Portfolio	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$70,926
Investments in Affiliates	20,770
Financial Derivative Instruments
Exchange-traded or centrally cleared	212
Over the counter	5
Cash	1
Deposits with counterparty	3,895
Foreign currency, at value	67
Receivable for TBA investments sold	12,283
Receivable for Portfolio shares sold	10
Interest and/or dividends receivable	125
Dividends receivable from Affiliates	18
Reimbursement receivable from PIMCO	2
Total Assets	108,314

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$185
Over the counter	22
Payable for investments in Affiliates purchased	20
Payable for TBA investments purchased	18,682
Payable for Portfolio shares redeemed	1
Accrued investment advisory fees	55
Accrued supervisory and administrative fees	4
Accrued servicing fees	12
Total Liabilities	18,981

Net Assets	$89,333

Net Assets Consist of:

Paid in capital	$79,887
Distributable earnings (accumulated loss)	9,446

Net Assets	$89,333

Net Assets:

Administrative Class	$88,098
Advisor Class	1,235

Shares Issued and Outstanding:

Administrative Class	8,529
Advisor Class	117

Net Asset Value Per Share Outstanding(a):

Administrative Class	$10.33
Advisor Class	10.57

Cost of investments in securities	$69,743
Cost of investments in Affiliates	$20,649
Cost of foreign currency held	$64
Cost or premiums of financial derivative instruments, net	$18

* Includes repurchase agreements of:	$15,410

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Balanced Allocation Portfolio

Year Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$822
Dividends from Investments in Affiliates	245
Total Income	1,067

Expenses:

Investment advisory fees	576
Supervisory and administrative fees	44
Servicing fees - Administrative Class	129
Distribution and/or servicing fees - Advisor Class	3
Trustee fees	2
Interest expense	7
Total Expenses	761
Waiver and/or Reimbursement by PIMCO	(23)
Net Expenses	738

Net Investment Income (Loss)	329

Net Realized Gain (Loss):

Investments in securities	1,715
Investments in Affiliates	(28)
Exchange-traded or centrally cleared financial derivative instruments	6,453
Over the counter financial derivative instruments	(8)
Foreign currency	(15)

Net Realized Gain (Loss)	8,117

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	234
Investments in Affiliates	124
Exchange-traded or centrally cleared financial derivative instruments	157
Over the counter financial derivative instruments	(46)
Foreign currency assets and liabilities	5

Net Change in Unrealized Appreciation (Depreciation)	474

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,920

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$329	$1,661
Net realized gain (loss)	8,117	10,527
Net change in unrealized appreciation (depreciation)	474	3,685

Net Increase (Decrease) in Net Assets Resulting from Operations	8,920	15,873

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(7,167)	(1,951)
Advisor Class	(98)	(24)

Total Distributions(a)	(7,265)	(1,975)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(5,449)	(8,100)

Total Increase (Decrease) in Net Assets	(3,794)	5,798

Net Assets:

Beginning of year	93,127	87,329
End of year	$89,333	$93,127

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Balanced Allocation Portfolio	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Bausch Health Cos., Inc.
3.148% due 06/02/2025		$24	$24

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		149	140

Total Loan Participations and Assignments (Cost $173)			164

CORPORATE BONDS & NOTES 10.8%

BANKING & FINANCE 7.3%

Bank of America Corp.
3.864% due 07/23/2024 •		200	217
3.950% due 04/21/2025		200	226

Barclays PLC
4.972% due 05/16/2029 •		200	240

BGC Partners, Inc.
5.375% due 07/24/2023		100	108

BPCE S.A.
4.625% due 07/11/2024		100	112

Brookfield Finance, Inc.
4.850% due 03/29/2029		100	123

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		100	110

Cooperatieve Rabobank UA
3.875% due 09/26/2023		250	273

CPI Property Group S.A.
1.625% due 04/23/2027	EUR	100	126

CyrusOne LP
2.900% due 11/15/2024		$100	107

Deutsche Bank AG
3.961% due 11/26/2025 •		200	219

Discover Financial Services
4.500% due 01/30/2026		100	116

GLP Capital LP
5.250% due 06/01/2025		150	169

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		400	461

HSBC Holdings PLC
4.300% due 03/08/2026		200	230
4.583% due 06/19/2029 •		200	237

ING Bank NV
2.625% due 12/05/2022		100	104

ING Groep NV
4.100% due 10/02/2023		200	220

JPMorgan Chase & Co.
3.782% due 02/01/2028 •		300	345

Lloyds Banking Group PLC
4.450% due 05/08/2025		300	344

Mitsubishi UFJ Financial Group, Inc.
2.757% due 09/13/2026		200	220

Morgan Stanley
3.875% due 04/29/2024		200	222
4.431% due 01/23/2030 •		200	244

Natwest Group PLC
3.875% due 09/12/2023		200	217

Oversea-Chinese Banking Corp. Ltd.
0.672% (US0003M + 0.450%) due 05/17/2021 ~		200	200

Sabra Health Care LP
3.900% due 10/15/2029		100	105

Spirit Realty LP
4.000% due 07/15/2029		100	113

Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024		200	213

UBS AG
7.625% due 08/17/2022 (d)		250	277

VEREIT Operating Partnership LP
3.100% due 12/15/2029		100	108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
3.196% due 06/17/2027 •	$100	$111
3.450% due 02/13/2023	100	106
4.150% due 01/24/2029	200	237

		6,460

INDUSTRIALS 2.5%

Air Canada Pass-Through Trust
3.750% due 06/15/2029	78	78

American Airlines Pass-Through Trust
3.500% due 08/15/2033	193	170

Arrow Electronics, Inc.
4.500% due 03/01/2023	100	107

BMW U.S. Capital LLC
3.400% due 08/13/2021	100	102

Broadcom, Inc.
5.000% due 04/15/2030	100	122

Campbell Soup Co.
3.650% due 03/15/2023	58	62

Choice Hotels International, Inc.
3.700% due 12/01/2029	100	109

DAE Funding LLC
5.250% due 11/15/2021	100	102

Enbridge, Inc.
2.500% due 01/15/2025	100	107

Equifax, Inc.
1.091% (US0003M + 0.870%) due 08/15/2021 ~	100	100

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022	100	105

Las Vegas Sands Corp.
3.200% due 08/08/2024	100	106

Penske Truck Leasing Co. LP
4.450% due 01/29/2026	100	116

Reynolds American, Inc.
4.450% due 06/12/2025	100	114

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023	200	212

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	200	217

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026	100	110

Syngenta Finance NV
4.441% due 04/24/2023	200	210

		2,249

UTILITIES 1.0%

AT&T, Inc.
2.550% due 12/01/2033	352	363

Exelon Corp.
3.950% due 06/15/2025	100	113

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	100	109

ONEOK, Inc.
4.550% due 07/15/2028	100	114

Petrobras Global Finance BV
5.093% due 01/15/2030	89	100

Vodafone Group PLC
3.750% due 01/16/2024	100	109

		908

Total Corporate Bonds & Notes (Cost $8,894)		9,617

MUNICIPAL BONDS & NOTES 0.2%

PENNSYLVANIA 0.1%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
0.345% (US0003M + 0.130%) due 10/25/2036 ~	118	116

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 0.1%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119		$100	$103

Total Municipal Bonds & Notes (Cost $216)			219

U.S. GOVERNMENT AGENCIES 10.2%

Fannie Mae
0.549% due 11/25/2046 •		240	239
0.599% due 07/25/2046 •		85	85
0.619% due 09/25/2046 •		92	92
2.840% due 05/01/2038 •		137	144

Freddie Mac
3.500% due 09/01/2047		116	124
4.000% due 08/01/2047		396	424

Uniform Mortgage-Backed Security
2.500% due 06/01/2050		90	96
3.500% due 11/01/2045 - 09/01/2046		364	389
4.000% due 08/01/2048 - 08/01/2049		998	1,064

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2036 - 03/01/2051		3,200	3,323
2.500% due 03/01/2051		3,000	3,152

Total U.S. Government Agencies (Cost $9,062)			9,132

U.S. TREASURY OBLIGATIONS 10.8%

U.S. Treasury Bonds
1.375% due 08/15/2050		100	94
1.625% due 11/15/2050		2,800	2,784
2.000% due 02/15/2050		40	43
2.250% due 08/15/2049		150	171
2.375% due 11/15/2049		50	59
3.000% due 08/15/2048		200	263
3.000% due 02/15/2049		50	66

U.S. Treasury Notes
0.375% due 04/30/2025		1,600	1,606
0.500% due 05/31/2027		200	199
0.625% due 11/30/2027		600	600
0.625% due 05/15/2030		1,300	1,270
0.625% due 08/15/2030		1,000	974
1.375% due 10/15/2022		1,050	1,074
1.500% due 02/15/2030		400	423

Total U.S. Treasury Obligations (Cost $9,610)			9,626

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Banc of America Funding Trust
0.290% due 08/27/2036 ~		108	98

BANK
4.165% due 05/15/2061 ~		100	115

Citigroup Mortgage Loan Trust
3.358% due 07/25/2037 ^~		71	67

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.500% due 10/25/2036 þ		46	45

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	30	36

Total Non-Agency Mortgage-Backed Securities (Cost $335)			361

ASSET-BACKED SECURITIES 5.1%

Atrium Corp.
1.046% due 04/22/2027 •		$239	238

Babson Euro CLO BV
0.309% due 10/25/2029 •	EUR	203	246

Bowman Park CLO Ltd.
1.393% due 11/23/2025 •		$24	24

CIT Mortgage Loan Trust
1.648% due 10/25/2037 •		100	100

Citigroup Mortgage Loan Trust
0.408% due 08/25/2036 •		175	173

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO Balanced Allocation Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.298% due 06/25/2047 ^•		$44	$44
0.378% due 05/25/2037 •		651	608

Crown Point CLO Ltd.
1.388% due 10/20/2028 •		243	243

Dryden Senior Loan Fund
1.137% due 10/15/2027 •		210	210

ECMC Group Student Loan Trust
0.898% due 02/27/2068 •		65	64

Fremont Home Loan Trust
0.298% due 10/25/2036 •		421	227

Halcyon Loan Advisors Funding Ltd.
1.138% due 04/20/2027 •		87	87

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	199	243

Jamestown CLO Ltd.
0.927% due 07/15/2026 •		$12	12

JPMorgan Mortgage Acquisition Corp.
0.538% due 05/25/2035 •		590	587

Jubilee CLO BV
0.257% due 12/15/2029 •	EUR	250	304

Lehman XS Trust
0.488% due 12/25/2036 •		$3	4
0.948% due 10/25/2035 •		13	13

Loomis Sayles CLO Ltd.
1.137% due 04/15/2028 •		210	209

M360 Advisors LLC
4.395% due 07/24/2028		21	21

Morgan Stanley ABS Capital, Inc. Trust
0.278% due 10/25/2036 •		181	170

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Student Loan Trust
1.198% due 12/27/2066 •	$116	$118

OneMain Financial Issuance Trust
2.370% due 09/14/2032	19	19

Option One Mortgage Loan Trust
0.913% due 08/25/2035 •	120	115

S-Jets Ltd.
3.967% due 08/15/2042	192	187

SLM Student Loan Trust
0.767% due 12/15/2025 •	95	95

TICP CLO Ltd.
1.058% due 04/20/2028 •	240	239

Total Asset-Backed Securities (Cost $4,247)		4,600

SHORT-TERM INSTRUMENTS 41.7%

REPURCHASE AGREEMENTS (e) 17.3%
		15,410

U.S. TREASURY BILLS 24.4%
0.102% due 01/21/2021 - 04/22/2021 (a)(b)	21,800	21,797

Total Short-Term Instruments (Cost $37,206)		37,207

Total Investments in Securities (Cost $69,743)		70,926

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 23.2%

MUTUAL FUNDS (c) 5.5%

PIMCO Income Fund	407,577	$4,936

Total Mutual Funds (Cost $4,827)		4,936

SHORT-TERM INSTRUMENTS 17.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.7%

PIMCO Short-Term Floating NAV Portfolio III	1,605,784	15,834

Total Short-Term Instruments (Cost $15,822)		15,834

Total Investments in Affiliates (Cost $20,649)		20,770

Total Investments 102.6% (Cost $90,392)		$91,696

Financial Derivative Instruments (f)(g) 0.0% (Cost or Premiums, net $18)		10

Other Assets and Liabilities, net (2.6)%		(2,373)

Net Assets 100.0%		$89,333

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.
(d)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.100%	12/31/2020	01/04/2021	$13,400	U.S. Treasury Bonds 1.375% due 11/15/2040	$(13,707)	$13,400	$13,400
FICC	0.000	12/31/2020	01/04/2021	2,010	U.S. Treasury Bills 0.000% due 12/30/2021	(2,051)	2,010	2,010

Total Repurchase Agreements						$(15,758)	$15,410	$15,410

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$13,400	$0	$0	$13,400	$(13,707)	$(307)
FICC	2,010	0	0	2,010	(2,051)	(41)

Total Borrowings and Other Financing Transactions	$15,410	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(694) at a weighted average interest rate of 0.883%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	03/2021	168	$31,490	$758	$207	$0
Mini MSCI EAFE Index March Futures	03/2021	208	22,160	341	0	(182)

				$1,099	$207	$(182)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond March Futures	03/2021	3	$(651)	$0	$0	$0
United Kingdom Long Gilt March Futures	03/2021	6	(1,112)	(12)	0	(3)

				$(12)	$0	$(3)

Total Futures Contracts				$1,087	$207	$(185)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Exelon Corp.	(1.000)%	Quarterly	06/20/2025	0.242%	$	100	$(4)	$1	$(3)	$0	$0
Kraft Heinz Foods Co.	(1.000)	Quarterly	06/20/2022	0.404		100	(1)	0	(1)	0	0

							$(5)	$1	$(4)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2024	0.764%	$	200	$(5)	$7	$2	$0	$0

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Schedule of Investments	PIMCO Balanced Allocation Portfolio	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	2,000	$49	$1	$50	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.235%	Semi-Annual	03/04/2025	CAD	300	$6	$(1)	$5	$0	$0

Total Swap Agreements							$45	$8	$53	$1	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$211	$1	$212	$0	$(185)	$0	$(185)

Cash of $3,895 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	Unsettled variation margin asset of $4 closed futures agreements is outstanding at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	02/2021	GBP	21		$28	$0	$(1)

CBK	01/2021		$1	RUB	112	0	0
	02/2021		2		131	0	0
	03/2021	PEN	391		$109	1	0

GLM	01/2021		$2	RUB	140	0	0

HUS	02/2021		4		284	0	0
	03/2021		112	PEN	401	0	(2)

SCX	01/2021	EUR	801		$959	0	(19)
	02/2021		801		981	2	0

UAG	02/2021		$5	RUB	371	0	0

Total Forward Foreign Currency Contracts						$3	$(22)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Brazil Government International Bond	1.000%	Quarterly	06/20/2021	0.366%	$300	$(14)	$15	$1	$0

JPM	Brazil Government International Bond	1.000	Quarterly	06/20/2021	0.366	100	(7)	7	0	0
	Russia Government International Bond	1.000	Quarterly	06/20/2021	0.214	100	(6)	7	1	0

Total Swap Agreements							$(27)	$29	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BRC	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
CBK	1	0	0	1	0	0	0	0	1	0	1
GST	0	0	1	1	0	0	0	0	1	0	1
HUS	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
JPM	0	0	1	1	0	0	0	0	1	0	1
SCX	2	0	0	2	(19)	0	0	(19)	(17)	0	(17)

Total Over the Counter	$3	$0	$2	$5	$(22)	$0	$0	$(22)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$211	$0	$0	$211
Swap Agreements	0	1	0	0	0	1

	$0	$1	$211	$0	$0	$212

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$3	$0	$5

	$0	$3	$211	$3	$0	$217

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Schedule of Investments	PIMCO Balanced Allocation Portfolio	(Cont.)	December 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$182	$0	$3	$185

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22	$0	$22

	$0	$0	$182	$22	$3	$207

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$6,497	$0	$(18)	$6,479
Swap Agreements	0	(37)	0	0	11	(26)

	$0	$(37)	$6,497	$0	$(7)	$6,453

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(59)	$0	$(59)
Written Options	0	7	0	0	0	7
Swap Agreements	0	44	0	0	0	44

	$0	$51	$0	$(59)	$0	$(8)

	$0	$14	$6,497	$(59)	$(7)	$6,445

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$180	$0	$(19)	$161
Swap Agreements	0	(4)	0	0	0	(4)

	$0	$(4)	$180	$0	$(19)	$157

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4)	$0	$(4)
Written Options	0	(1)	0	0	0	(1)
Swap Agreements	0	(41)	0	0	0	(41)

	$0	$(42)	$0	$(4)	$0	$(46)

	$0	$(46)	$180	$(4)	$(19)	$111

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$164	$0	$164
Corporate Bonds & Notes
Banking & Finance	0	6,460	0	6,460
Industrials	0	2,249	0	2,249
Utilities	0	908	0	908
Municipal Bonds & Notes
Pennsylvania	0	116	0	116
Virginia	0	103	0	103
U.S. Government Agencies	0	9,132	0	9,132
U.S. Treasury Obligations	0	9,626	0	9,626
Non-Agency Mortgage-Backed Securities	0	361	0	361
Asset-Backed Securities	0	4,600	0	4,600
Short-Term Instruments
Repurchase Agreements	0	15,410	0	15,410
U.S. Treasury Bills	0	21,797	0	21,797

	$0	$70,926	$0	$70,926

Investments in Affiliates, at Value
Mutual Funds	4,936	0	0	4,936

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$15,834	$0	$0	$15,834

	$20,770	$0	$0	$20,770

Total Investments	$20,770	$70,926	$0	$91,696

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	207	1	0	208
Over the counter	0	5	0	5

	$207	$6	$0	$213

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(185)	0	0	(185)
Over the counter	0	(22)	0	(22)

	$(185)	$(22)	$0	$(207)

Total Financial Derivative Instruments	$22	$(16)	$0	$6

Totals	$20,792	$70,910	$0	$91,702

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	December 31, 2020

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Balanced Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income   Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation   The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations   Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

ANNUAL REPORT	|	DECEMBER 31, 2020	21

Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders   Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with

U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates   In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies   The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on

ANNUAL REPORT	|	DECEMBER 31, 2020	23

Notes to Financial Statements	(Cont.)

days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy   U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable

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inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value   The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates.

ANNUAL REPORT	|	DECEMBER 31, 2020	25

Notes to Financial Statements	(Cont.)

Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in a combination of affiliated and unaffiliated Funds, which may or may not be registered under the Act. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).The Portfolio may invest in such funds to the extent permitted under the Act. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the “SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Income Fund	$4,416	$410	$0	$0	$110	$4,936	$155	$0

PIMCO Short-Term Floating NAV Portfolio III	23,359	33,614	(41,100)	(28)	(11)	15,834	115	0

Totals	$27,775	$34,024	$(41,100)	$(28)	$99	$20,770	$270	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advise on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments   are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate,

governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a

26	PIMCO VARIABLE INSURANCE TRUST

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loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities   directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations   (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements	(Cont.)

Collateralized Mortgage Obligations   (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises   are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements   Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements   In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as

28	PIMCO VARIABLE INSURANCE TRUST

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a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks   A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending   In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts   may be engaged, in connection with settling planned purchases or sales of securities, to

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Notes to Financial Statements	(Cont.)

hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts   are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts   may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions   may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Options on Exchange-Traded Futures Contracts   (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements   are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified,

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future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements   on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio

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Notes to Financial Statements	(Cont.)

would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements   may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the

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exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Small Portfolio Risk   is the risk that a smaller Portfolio performance may not achieve investment and trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

Allocation Risk   is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Equity Risk   is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk   is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk   is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk   is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk   is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk   is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk   is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing

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Notes to Financial Statements	(Cont.)

or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment

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Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total

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Notes to Financial Statements	(Cont.)

net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

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December 31, 2020

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.66%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2020, the amount was $73.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such

ANNUAL REPORT	|	DECEMBER 31, 2020	37

Notes to Financial Statements	(Cont.)

amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. December 31, 2020, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2021, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust indirectly incurred by the Portfolio in connection with its investments in series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Management Fees of the series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2020, the amount was $22,480.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$217,295	$226,361	$1,061	$1,880

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	539	$5,028	121	$1,163

Advisor Class	0	0	0	1
Issued as reinvestment of distributions

Administrative Class	802	7,167	199	1,951

Advisor Class	11	98	2	24
Cost of shares redeemed

Administrative Class	(1,837)	(17,599)	(1,154)	(11,136)

Advisor Class	(14)	(143)	(11)	(103)

Net increase (decrease) resulting from Portfolio share transactions	(499)	$(5,449)	(843)	$(8,100)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 99% of the Portfolio. The shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Balanced Allocation Portfolio	$0	$3,312	$4,903	$1,233	$(2)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

ANNUAL REPORT	|	DECEMBER 31, 2020	39

Notes to Financial Statements	(Cont.)	December 31, 2020

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Balanced Allocation Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Balanced Allocation Portfolio	$91,588	$1,449	$(218)	$1,231

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Balanced Allocation Portfolio	$0	$3,750	$3,515	$0	$0	$1,975	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

40	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Balanced Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Balanced Allocation Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	|	DECEMBER 31, 2020	41

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	JPM	JP Morgan Chase Bank N.A.

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

CAD	Canadian Dollar	GBP	British Pound	RUB	Russian Ruble

EUR	Euro	PEN	Peruvian New Sol	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.IG	Credit Derivatives Index - Investment Grade	S&P 500	Standard & Poor’s 500 Index	US0003M	ICE 3-Month USD LIBOR

EAFE	Europe, Australasia, and Far East Stock Index

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International

ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced

42	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)

PIMCO Balanced Allocation Portfolio	0.00%	0.00%	$3,750	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO Balanced Allocation Portfolio	19.81%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	|	DECEMBER 31, 2020	43

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	DECEMBER 31, 2020	45

Privacy Policy[1]	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

46	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

ANNUAL REPORT	|	DECEMBER 31, 2020	47

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

ANNUAL REPORT	|	DECEMBER 31, 2020	49

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

ANNUAL REPORT	|	DECEMBER 31, 2020	51

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT10AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO CommodityRealReturn® Strategy Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through

4	PIMCO VARIABLE INSURANCE TRUST

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO CommodityRealReturn® Strategy Portfolio	06/30/04	04/30/12	11/10/14	06/30/04	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2020†§

U.S. Treasury Obligations	55.7%

Short-Term Instruments‡	17.8%

U.S. Government Agencies	9.2%

Sovereign Issues	7.2%

Asset-Backed Securities	4.3%

Corporate Bonds & Notes	3.9%

Non-Agency Mortgage-Backed Securities	1.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	10 Years	Inception≈
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	1.50%	2.82%	—	(5.59)%
PIMCO CommodityRealReturn® Strategy Portfolio Class M	1.08%	2.35%	—	(5.11)%
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	1.35%	2.67%	(5.39)%	(0.89)%
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	1.23%	2.54%	(5.49)%	(2.36)%
Bloomberg Commodity Index Total Return±	(3.12)%	1.03%	(6.50)%	(2.39)%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 06/30/2004.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 2.12% for Institutional Class shares, 2.57% for Class M shares, 2.27% for Administrative Class shares, and 2.37% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. ”Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

The structural allocation to U.S. short-term Treasury Inflation-Protected Securities (“TIPS”) as collateral backing the Portfolio’s commodity exposure contributed to absolute performance, as U.S. short-term TIPS, as measured by the Bloomberg Barclays U.S. 1-5 Year TIPS Index delivered positive returns.

»	Overweight exposure to agency mortgage-backed securities (“MBS”) contributed to relative performance, as MBS returns were positive.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between nominal Treasuries and like-maturity inflation-linked bonds) contributed to relative performance, as U.S. BEI spreads moved higher.

»	Underweight exposure to U.K. BEI spreads contributed to relative performance, as U.K. BEI spreads moved lower.

»	Exposure to broad commodities detracted from absolute performance, as broad commodities, as measured by the Bloomberg Commodity Index Total Return posted losses.

»	Overweight exposure to energy commodities detracted from relative performance, as these commodities underperformed the broader Bloomberg Commodity Index.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

Expense Example PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,256.30	$4.78	$1,000.00	$1,021.31	$4.29	0.83%
Class M	1,000.00	1,252.10	7.36	1,000.00	1,019.01	6.60	1.28
Administrative Class	1,000.00	1,254.30	5.64	1,000.00	1,020.54	5.06	0.98
Advisor Class	1,000.00	1,252.10	6.21	1,000.00	1,020.03	5.57	1.08

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2020	$6.39	$0.07	$(0.07)	$0.00	$(0.36)	$0.00	$(0.36)

12/31/2019	6.00	0.10	0.59	0.69	(0.30)	0.00	(0.30)

12/31/2018	7.14	0.16	(1.14)	(0.98)	(0.16)	0.00	(0.16)

12/31/2017	7.84	0.14	(0.01)	0.13	(0.83)	0.00	(0.83)

12/31/2016	6.89	0.13	0.91	1.04	(0.09)	0.00	(0.09)
Class M

12/31/2020	6.37	0.04	(0.06)	(0.02)	(0.34)	0.00	(0.34)

12/31/2019	5.99	0.08	0.57	0.65	(0.27)	0.00	(0.27)

12/31/2018	7.12	0.13	(1.13)	(1.00)	(0.13)	0.00	(0.13)

12/31/2017	7.83	0.11	(0.01)	0.10	(0.81)	0.00	(0.81)

12/31/2016	6.89	0.24	0.76	1.00	(0.06)	0.00	(0.06)
Administrative Class

12/31/2020	6.41	0.05	(0.06)	(0.01)	(0.35)	0.00	(0.35)

12/31/2019	6.02	0.10	0.58	0.68	(0.29)	0.00	(0.29)

12/31/2018	7.16	0.15	(1.14)	(0.99)	(0.15)	0.00	(0.15)

12/31/2017	7.87	0.13	(0.01)	0.12	(0.83)	0.00	(0.83)

12/31/2016	6.91	0.12	0.92	1.04	(0.08)	0.00	(0.08)
Advisor Class

12/31/2020	6.49	0.05	(0.06)	(0.01)	(0.35)	0.00	(0.35)

12/31/2019	6.09	0.09	0.59	0.68	(0.28)	0.00	(0.28)

12/31/2018	7.24	0.15	(1.16)	(1.01)	(0.14)	0.00	(0.14)

12/31/2017	7.95	0.12	(0.02)	0.10	(0.81)	0.00	(0.81)

12/31/2016	6.99	0.14	0.90	1.04	(0.08)	0.00	(0.08)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$6.03	1.50%	$2,976	1.09%	1.23%	0.74%	0.88%	1.28%	250%

6.39	11.63	2,895	2.01	2.12	0.74	0.85	1.61	223

6.00	(14.05)	3,000	1.77	1.92	0.74	0.89	2.32	237

7.14	2.40	2,883	1.25	1.39	0.74	0.88	1.92	157

7.84	15.22	2,813	1.03	1.17	0.74	0.88	1.82	206

6.01	1.08	384	1.54	1.68	1.19	1.33	0.69	250

6.37	10.98	490	2.46	2.57	1.19	1.30	1.26	223

5.99	(14.33)	454	2.22	2.37	1.19	1.34	1.88	237

7.12	1.94	524	1.70	1.84	1.19	1.33	1.50	157

7.83	14.62	526	1.48	1.62	1.19	1.33	3.27	206

6.05	1.35	223,298	1.24	1.38	0.89	1.03	1.02	250

6.41	11.43	222,337	2.16	2.27	0.89	1.00	1.54	223

6.02	(14.13)	217,121	1.92	2.07	0.89	1.04	2.19	237

7.16	2.15	263,712	1.40	1.54	0.89	1.03	1.79	157

7.87	15.16	261,084	1.18	1.32	0.89	1.03	1.62	206

6.13	1.23	111,152	1.34	1.48	0.99	1.13	0.91	250

6.49	11.35	110,525	2.26	2.37	0.99	1.10	1.46	223

6.09	(14.20)	103,329	2.02	2.17	0.99	1.14	2.09	237

7.24	2.05	124,551	1.50	1.64	0.99	1.13	1.69	157

7.95	14.87	127,029	1.28	1.42	0.99	1.13	1.82	206

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$526,893
Investments in Affiliates	5,925
Financial Derivative Instruments
Exchange-traded or centrally cleared	208
Over the counter	10,802
Cash	40
Deposits with counterparty	4,399
Foreign currency, at value	757
Receivable for investments sold	54,844
Receivable for investments sold on a delayed-delivery basis	68
Receivable for TBA investments sold	84,280
Receivable for Portfolio shares sold	236
Interest and/or dividends receivable	821
Dividends receivable from Affiliates	1
Reimbursement receivable from PIMCO	57
Total Assets	689,331

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$208,096
Financial Derivative Instruments
Exchange-traded or centrally cleared	668
Over the counter	1,525
Payable for investments purchased	1,489
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	5
Payable for TBA investments purchased	130,799
Deposits from counterparty	8,404
Payable for Portfolio shares redeemed	196
Accrued investment advisory fees	190
Accrued supervisory and administrative fees	93
Accrued distribution fees	25
Accrued servicing fees	30
Total Liabilities	351,521

Net Assets	$337,810

Net Assets Consist of:

Paid in capital	$362,562
Distributable earnings (accumulated loss)	(24,752)

Net Assets	$337,810

Net Assets:

Institutional Class	$2,976
Class M	384
Administrative Class	223,298
Advisor Class	111,152

Shares Issued and Outstanding:

Institutional Class	494
Class M	64
Administrative Class	36,910
Advisor Class	18,129

Net Asset Value Per Share Outstanding(a):

Institutional Class	$6.03
Class M	6.01
Administrative Class	6.05
Advisor Class	6.13

Cost of investments in securities	$509,079
Cost of investments in Affiliates	$5,924
Cost of foreign currency held	$823
Cost or premiums of financial derivative instruments, net	$(2,231)

* Includes repurchase agreements of:	$86,476

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

Year Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$6,789
Dividends from Investments in Affiliates	11
Total Income	6,800

Expenses:

Investment advisory fees	1,773
Supervisory and administrative fees	874
Distribution and/or servicing fees - Class M	2
Servicing fees - Administrative Class	299
Distribution and/or servicing fees - Advisor Class	244
Trustee fees	8
Interest expense	1,061
Miscellaneous expense	1
Total Expenses	4,262
Waiver and/or Reimbursement by PIMCO	(425)
Net Expenses	3,837

Net Investment Income (Loss)	2,963

Net Realized Gain (Loss):

Investments in securities	4,950
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(4,161)
Over the counter financial derivative instruments	(21,326)
Short sales	27
Foreign currency	323

Net Realized Gain (Loss)	(20,188)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	13,419
Investments in Affiliates	0
Exchange-traded or centrally cleared financial derivative instruments	2,029
Over the counter financial derivative instruments	7,850
Foreign currency assets and liabilities	(65)

Net Change in Unrealized Appreciation (Depreciation)	23,233

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,008

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,963	$5,053
Net realized gain (loss)	(20,188)	(1,989)
Net change in unrealized appreciation (depreciation)	23,233	32,613

Net Increase (Decrease) in Net Assets Resulting from Operations	6,008	35,677

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(165)	(141)
Class M	(23)	(19)
Administrative Class	(12,687)	(9,891)
Advisor Class	(6,025)	(4,700)

Total Distributions(a)	(18,900)	(14,751)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	14,455	(8,583)

Total Increase (Decrease) in Net Assets	1,563	12,343

Net Assets:

Beginning of year	336,247	323,904
End of year	$337,810	$336,247

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year ended December 31, 2020

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$6,008

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,068,393)
Proceeds from sales of long-term securities	1,100,461
(Purchases) Proceeds from sales of short-term portfolio investments, net	(5,538)
(Increase) decrease in deposits with counterparty	(1,947)
(Increase) decrease in receivable for investments sold	(48,910)
(Increase) decrease in interest and/or dividends receivable	342
(Increase) decrease in dividends receivable from Affiliates	2
(Increase) decrease in reimbursement receivable from PIMCO	(26)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(1,461)
Proceeds from (Payments on) over the counter financial derivative instruments	(21,598)
Increase (decrease) in payable for investments purchased	(10,023)
Increase (decrease) in deposits from counterparty	3,315
Increase (decrease) in accrued investment advisory fees	31
Increase (decrease) in accrued supervisory and administrative fees	14
Increase (decrease) in accrued distribution fees	2
Increase (decrease) in accrued servicing fees	2
Proceeds from (Payments on) short sales transactions, net	27
Proceeds from (Payments on) foreign currency transactions	258
Net Realized (Gain) Loss
Investments in securities	(4,950)
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	4,161
Over the counter financial derivative instruments	21,326
Short sales	(27)
Foreign currency	(323)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(13,419)
Exchange-traded or centrally cleared financial derivative instruments	(2,029)
Over the counter financial derivative instruments	(7,850)
Foreign currency assets and liabilities	65
Net amortization (accretion) on investments	537

Net Cash Provided by (Used for) Operating Activities	(49,942)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	63,910
Payments on shares redeemed	(68,351)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	15,474
Payments on reverse repurchase agreements	(15,474)
Proceeds from sale-buyback transactions	2,100,244
Payments on sale-buyback transactions	(2,045,656)

Net Cash Received from (Used for) Financing Activities	50,147

Net Increase (Decrease) in Cash and Foreign Currency	205

Cash and Foreign Currency:

Beginning of year	592
End of year	$797

* Reinvestment of distributions	$18,900

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$628

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 155.9%

CORPORATE BONDS & NOTES 6.1%

BANKING & FINANCE 3.3%

Ally Financial, Inc.
4.250% due 04/15/2021		$50	$51

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(f)(g)	EUR	200	251

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,100	1,162

Deutsche Bank AG
4.250% due 10/14/2021		1,600	1,641

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	900	1,090
3.200% due 01/15/2021		$2,100	2,105

ING Bank NV
2.625% due 12/05/2022		500	522

Lloyds Banking Group PLC
1.039% (US0003M + 0.800%) due 06/21/2021 ~		500	502

Mitsubishi UFJ Financial Group, Inc.
2.105% (US0003M + 1.880%) due 03/01/2021 ~		247	248

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		800	809

Natwest Group PLC
1.801% (US0003M + 1.550%) due 06/25/2024 ~		400	407
4.519% due 06/25/2024 •		300	328

UniCredit SpA
7.830% due 12/04/2023		1,650	1,959

			11,075

INDUSTRIALS 2.2%

Bayer U.S. Finance LLC
0.881% (US0003M + 0.630%) due 06/25/2021 ~		2,100	2,104

CRH America, Inc.
5.750% due 01/15/2021		200	200

Daimler Finance North America LLC
2.300% due 02/12/2021		150	150

ERAC USA Finance LLC
2.600% due 12/01/2021		200	204

Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021		1,000	1,006

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		2,800	2,835
4.057% due 05/25/2023		100	109

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		500	506

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021		200	206

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	2,670	18

			7,338

UTILITIES 0.6%

Duke Energy Corp.
0.721% (US0003M + 0.500%) due 05/14/2021 ~		$1,000	1,001

Petrobras Global Finance BV
5.093% due 01/15/2030		679	760
6.625% due 01/16/2034	GBP	100	168

Sempra Energy
0.667% (US0003M + 0.450%) due 03/15/2021 ~		$300	300

			2,229

Total Corporate Bonds & Notes (Cost $19,929)			20,642

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 14.5%

Fannie Mae
0.498% due 05/25/2042 •	$3	$3
1.944% due 10/01/2044 •	2	2
2.279% due 01/01/2036 •	21	21
2.280% due 11/01/2035 •	3	3
2.479% due 07/01/2035 •	9	9
2.742% due 05/25/2035 ~	13	14
2.880% due 11/01/2034 •	10	11

Freddie Mac
0.278% due 08/25/2031 •	1	1
0.499% due 07/15/2044 •	344	345
0.609% due 09/15/2042 •	647	654
1.944% due 02/25/2045 •	35	36
2.139% due 09/01/2036 •	42	43
2.229% due 10/01/2036 •	38	38
2.270% due 07/01/2036 •	76	79
2.713% due 01/01/2034 •	2	2

Ginnie Mae
0.599% due 08/20/2068 •	535	531
1.904% due 04/20/2067 •	396	404

Ginnie Mae, TBA
2.500% due 03/01/2051	5,300	5,589

Small Business Administration
5.510% due 11/01/2027	79	87

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2051	10,400	10,766
2.500% due 03/01/2051	3,900	4,098
3.000% due 02/01/2051	4,300	4,509
3.500% due 01/01/2051 - 02/01/2051	4,762	5,040
4.000% due 02/01/2051	15,728	16,820

Total U.S. Government Agencies (Cost $48,999)		49,105

U.S. TREASURY OBLIGATIONS 87.9%

U.S. Treasury Bonds
1.625% due 11/15/2050 (i)(m)	5,880	5,846
3.000% due 05/15/2045	80	104

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (i)	42,879	43,027
0.125% due 01/15/2022	3,394	3,455
0.125% due 04/15/2022 (i)	36,124	36,884
0.125% due 07/15/2022 (i)	8,941	9,219
0.125% due 01/15/2023 (i)	20,362	21,155
0.125% due 10/15/2024	3,552	3,809
0.125% due 04/15/2025	2,520	2,712
0.125% due 07/15/2026	6,757	7,433
0.125% due 01/15/2030 (i)	8,865	9,895
0.125% due 07/15/2030 (i)	9,891	11,101
0.250% due 07/15/2029	1,069	1,210
0.375% due 07/15/2023	7,483	7,928
0.375% due 07/15/2025	15,345	16,858
0.375% due 01/15/2027	3,622	4,043
0.375% due 07/15/2027 (m)	298	335
0.500% due 04/15/2024 (i)	18,335	19,657
0.500% due 01/15/2028	4,884	5,540
0.625% due 07/15/2021	2,324	2,355
0.625% due 04/15/2023	2,128	2,241
0.625% due 01/15/2024 (k)	4,379	4,700
0.625% due 01/15/2026 (i)	20,678	23,087
0.625% due 02/15/2043 (m)	170	212
0.750% due 07/15/2028	4,025	4,683
0.875% due 01/15/2029 (i)	17,396	20,453
1.125% due 01/15/2021	5,118	5,119
1.375% due 02/15/2044	112	161
1.750% due 01/15/2028	6,057	7,432
2.000% due 01/15/2026	876	1,042
2.125% due 02/15/2040	277	429
2.125% due 02/15/2041	1,760	2,762
2.375% due 01/15/2025	7,155	8,363
2.500% due 01/15/2029	1,989	2,614
3.875% due 04/15/2029	716	1,032

Total U.S. Treasury Obligations (Cost $283,262)		296,896

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 2.9%

Alliance Bancorp Trust
0.388% due 07/25/2037 •		$186	$168

Banc of America Mortgage Trust
2.623% due 11/25/2035 ^~		11	11
3.227% due 06/25/2035 ~		27	25

Bear Stearns Adjustable Rate Mortgage Trust
2.878% due 01/25/2035 ~		107	111
3.328% due 03/25/2035 ~		39	39
3.447% due 07/25/2036 ^~		30	29

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~		87	89
3.361% due 09/25/2037 ^~		177	172

Countrywide Alternative Loan Trust
0.347% due 12/20/2046 ^•		818	694
0.388% due 06/25/2036 •		516	500
5.000% due 07/25/2035		68	55
6.000% due 02/25/2037 ^		144	93

Countrywide Home Loan Mortgage Pass-Through Trust
2.939% due 10/20/2035 ~		1,307	1,312
3.090% due 08/25/2034 ^~		7	6

Credit Suisse Mortgage Capital Certificates
0.298% due 09/29/2036 •		545	532
3.869% due 10/26/2036 ~		50	49

Eurosail PLC
0.991% due 06/13/2045 •	GBP	252	342

First Horizon Alternative Mortgage Securities Trust
2.226% due 06/25/2034 ~		$6	6
6.000% due 02/25/2037 ^		47	32

GreenPoint Mortgage Funding Trust
0.328% due 09/25/2046 •		113	106
0.688% due 11/25/2045 •		7	6

GSR Mortgage Loan Trust
2.636% due 01/25/2035 ~		13	13

HarborView Mortgage Loan Trust
0.630% due 03/19/2036 ^•		26	25

Hawksmoor Mortgages
1.104% due 05/25/2053 •	GBP	1,184	1,621

HomeBanc Mortgage Trust
0.808% due 10/25/2035 •		$23	23

IndyMac Mortgage Loan Trust
3.250% due 11/25/2035 ^~		12	12

JPMorgan Mortgage Trust
3.011% due 08/25/2035 ~		23	23
3.260% due 07/25/2035 ~		17	18
3.344% due 02/25/2035 ~		30	29

Lehman XS Trust
1.298% due 12/25/2037 •		667	671

MASTR Adjustable Rate Mortgages Trust
3.176% due 11/21/2034 ~		11	11

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.899% due 09/15/2030 •		77	77

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,109	1,167

Residential Accredit Loans, Inc. Trust
1.641% due 10/25/2037 ~		33	31
1.969% due 09/25/2045 •		81	77

Residential Asset Securitization Trust
0.548% due 05/25/2035 •		69	50

Sequoia Mortgage Trust
0.552% due 07/20/2036 •		112	109

Structured Adjustable Rate Mortgage Loan Trust
2.009% due 01/25/2035 ^•		8	7
3.080% due 02/25/2034 ~		7	7

Structured Asset Mortgage Investments Trust
0.568% due 04/25/2036 •		6	6
0.812% due 10/19/2034 •		9	9

Towd Point Mortgage Funding PLC
1.073% due 10/20/2051 •	GBP	1,018	1,397

WaMu Mortgage Pass-Through Certificates Trust
1.379% due 05/25/2047 •		$138	126
2.367% due 08/25/2035 ~		3	2
3.117% due 12/25/2035 ~		77	77

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		$13	$13

Total Non-Agency Mortgage-Backed Securities (Cost $9,460)			9,978

ASSET-BACKED SECURITIES 6.8%

Argent Mortgage Loan Trust
0.628% due 05/25/2035 •		82	76

Argent Securities Trust
0.298% due 07/25/2036 •		329	291
0.468% due 05/25/2036 •		631	242

Atrium Corp.
1.046% due 04/22/2027 •		382	381

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	273	334

Brookside Mill CLO Ltd.
1.038% due 01/17/2028 •		$1,730	1,720

Catamaran CLO Ltd.
1.067% due 01/27/2028 •		477	474

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •		412	415
1.648% due 10/25/2037 •		600	599

Citigroup Mortgage Loan Trust
0.378% due 12/25/2036 •		43	37

Citigroup Mortgage Loan Trust, Inc.
0.643% due 10/25/2036 •		400	386

CoreVest American Finance Trust
2.968% due 10/15/2049		103	105

Countrywide Asset-Backed Certificates
0.338% due 11/25/2037 •		742	702
0.398% due 03/25/2037 •		200	188
1.348% due 10/25/2035 •		29	28

Countrywide Asset-Backed Certificates Trust
0.888% due 08/25/2047 •		165	162

Credit-Based Asset Servicing & Securitization LLC
0.268% due 07/25/2037 •		11	9
0.368% due 07/25/2037 •		48	38

Ellington Loan Acquisition Trust
1.248% due 05/25/2037 •		28	28

Fremont Home Loan Trust
0.283% due 10/25/2036 •		121	110

GSAA Home Equity Trust
6.220% due 03/25/2046 þ		55	42

GSAMP Trust
0.218% due 12/25/2036 •		52	32
1.123% due 03/25/2035 ^•		102	95

Halcyon Loan Advisors Funding Ltd.
1.138% due 04/20/2027 •		105	104

Home Equity Asset Trust
0.598% due 02/25/2036 •		400	385

IndyMac Mortgage Loan Trust
0.218% due 07/25/2036 •		261	104

Jamestown CLO Ltd.
0.927% due 07/15/2026 •		37	37
1.045% due 07/25/2027 •		131	130
1.438% due 01/17/2027 •		330	330

JPMorgan Mortgage Acquisition Trust
0.358% due 10/25/2036 •		73	71

Jubilee CLO BV
0.257% due 12/15/2029 •	EUR	1,950	2,371

Lehman XS Trust
0.468% due 05/25/2036 •		$114	120
4.480% due 06/25/2036 þ		153	158

LoanCore Issuer Ltd.
1.289% due 05/15/2036 •		500	498

Long Beach Mortgage Loan Trust
0.268% due 08/25/2036 •		584	316

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	250	304

Marathon CLO Ltd.
1.083% due 11/21/2027 •		$1,427	1,417

Marlette Funding Trust
2.690% due 09/17/2029		27	28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
0.298% due 10/25/2036 •		$191	$85

Morgan Stanley Mortgage Loan Trust
5.910% due 11/25/2036 þ		744	272
6.000% due 02/25/2037 ^~		71	56

Mountain View CLO Ltd.
1.320% due 10/16/2029 •		800	796

New Century Home Equity Loan Trust
0.913% due 02/25/2035 •		106	104

OCP CLO Ltd.
1.035% due 10/26/2027 •		596	595
1.037% due 07/15/2027 •		117	117

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •	EUR	700	855

Renaissance Home Equity Loan Trust
1.248% due 09/25/2037 •		$1,009	509

Residential Asset Securities Corp. Trust
0.608% due 06/25/2036 •		295	288
0.643% due 04/25/2036 •		200	195

Saxon Asset Securities Trust
0.458% due 09/25/2037 •		180	175

Securitized Asset-Backed Receivables LLC Trust
0.298% due 07/25/2036 •		334	194
0.468% due 07/25/2036 •		154	77
0.648% due 05/25/2036 •		567	397

SLM Student Loan Trust
0.000% due 01/25/2024 •	EUR	18	21
0.000% due 06/17/2024 •		16	19
0.765% due 10/25/2064 •		$455	450
1.715% due 04/25/2023 •		681	682

Sound Point CLO Ltd.
1.359% due 01/23/2029 •		300	300

Soundview Home Loan Trust
0.348% due 06/25/2037 •		741	608

Structured Asset Securities Corp. Mortgage Loan Trust
1.655% due 04/25/2035 •		123	122

Symphony CLO Ltd.
1.179% due 07/14/2026 •		185	185

THL Credit Wind River CLO Ltd.
1.117% due 01/15/2026 •		21	21

Venture CLO Ltd.
1.057% due 04/15/2027 •		548	546
1.117% due 07/15/2027 •		292	291
1.256% due 04/20/2029 •(a)		800	800
1.366% due 10/22/2031 •		500	501

Voya CLO Ltd.
0.935% due 07/25/2026 •		117	117

Wind River CLO Ltd.
1.107% due 10/15/2027 •		287	286

Z Capital Credit Partners CLO Ltd.
1.180% due 07/16/2027 •		482	480

Total Asset-Backed Securities (Cost $23,025)			23,011

SOVEREIGN ISSUES 11.3%

Argentina Government International Bond
0.125% due 07/09/2030 þ		228	91
0.125% due 07/09/2035 þ		150	54
34.109% (BADLARPP) due 10/04/2022 ~	ARS	100	1
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~		3,393	23

Australia Government International Bond
1.250% due 02/21/2022 (e)	AUD	1,831	1,455
3.000% due 09/20/2025 (e)		2,096	1,954

Autonomous City of Buenos Aires Argentina
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	1,850	12

Canada Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	939	976

France Government International Bond
0.100% due 03/01/2026 (e)	EUR	2,291	3,022
0.250% due 07/25/2024 (e)		743	968
2.100% due 07/25/2023 (e)		2,507	3,320

Italy Buoni Poliennali Del Tesoro
1.400% due 05/26/2025 (e)		7,300	9,443

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	208,234	$2,023
0.100% due 03/10/2029 (e)		262,740	2,557

Mexico Government International Bond
7.750% due 05/29/2031	MXN	7,972	471

New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	2,794	2,254

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,000	345

Provincia de Buenos Aires
34.187% due 05/31/2022	ARS	210	1
36.050% due 04/12/2025		980	5

Qatar Government International Bond
3.875% due 04/23/2023		$400	430

Saudi Government International Bond
4.000% due 04/17/2025		260	291

United Kingdom Gilt
0.125% due 08/10/2028 (e)	GBP	2,097	3,624
1.250% due 11/22/2027 (e)		2,638	4,784

Total Sovereign Issues (Cost $35,278)			38,104

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(f)		230,000	260

Total Preferred Securities (Cost $230)			260

SHORT-TERM INSTRUMENTS 26.3%

REPURCHASE AGREEMENTS (h) 25.6%
			86,476

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
(3.480)% due 09/13/2021 (c)(d)	ARS	10,943	80

U.S. TREASURY BILLS 0.7%
0.089% due 01/07/2021 - 01/14/2021 (b)(c)		$2,341	2,341

Total Short-Term Instruments (Cost $88,896)			88,897

Total Investments in Securities (Cost $509,079)			526,893

		SHARES
INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%

PIMCO Short-Term Floating NAV Portfolio III		600,828	5,925

Total Short-Term Instruments (Cost $5,924)			5,925

Total Investments in Affiliates (Cost $5,924)			5,925

Total Investments 157.7% (Cost $515,003)			$532,818

Financial Derivative Instruments (j)(l) 2.6% (Cost or Premiums, net $(2,231))			8,817

Other Assets and Liabilities, net (60.3)%			(203,825)

Net Assets 100.0%			$337,810

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.090%	12/31/2020	01/04/2021	$48,400	U.S. Treasury Bonds 2.250% due 08/15/2049	$(24,730)	$48,400	$48,401
					U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(24,740)
SAL	0.080	12/31/2020	01/04/2021	24,200	U.S. Treasury Bonds 4.625% due 02/15/2040	(24,960)	24,200	24,200
SSB	0.000	12/31/2020	01/04/2021	4,976	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(5,075)	4,976	4,976
TDM	0.090	12/31/2020	01/04/2021	8,900	U.S. Treasury Inflation Protected Securities 1.000% due 02/15/2046	(9,170)	8,900	8,900

Total Repurchase Agreements						$(88,675)	$86,476	$86,477

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BPG	0.180%	10/22/2020	01/21/2021	$(113,258)	$(113,300)
GSC	0.080	12/10/2020	01/15/2021	(3,354)	(3,354)
	0.180	01/04/2021	01/05/2021	(54,797)	(54,796)
TDL	0.180	10/22/2020	02/11/2021	(36,632)	(36,646)

Total Sale-Buyback Transactions					$(208,096)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$48,401	$0	$0	$48,401	$(49,470)	$(1,069)
SAL	24,200	0	0	24,200	(24,960)	(760)
SSB	4,976	0	0	4,976	(5,075)	(99)
TDM	8,900	0	0	8,900	(9,170)	(270)

Master Securities Forward Transaction Agreement
BPG	0	0	(113,300)	(113,300)	114,348	1,048
BPS	0	0	0	0	(920)	(920)
GSC	0	0	(58,150)	(58,150)	58,236	86
TDL	0	0	(36,646)	(36,646)	36,884	238

Total Borrowings and Other Financing Transactions	$86,477	$0	$(208,096)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(171,450)	$(36,646)	$0	$(208,096)

Total Borrowings	$0	$(171,450)	$(36,646)	$0	$(208,096)

Payable for sale-buyback financing transactions					$(208,096)

(i)	Securities with an aggregate market value of $209,468 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(148,422) at a weighted average interest rate of 0.686%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Payable for sale-buyback transactions includes $(17) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude February 2021 Futures	$46.000	01/14/2021	24	24	$(20)	$(72)
Call - NYMEX Crude February 2021 Futures	47.000	01/14/2021	12	12	(9)	(27)
Call - NYMEX Crude February 2021 Futures	47.500	01/14/2021	12	12	(10)	(23)
Call - NYMEX Crude March 2021 Futures	53.000	02/17/2021	24	24	(20)	(20)
Call - NYMEX Crude March 2021 Futures	53.500	02/17/2021	12	12	(10)	(9)
Call - NYMEX Crude March 2021 Futures	54.000	02/17/2021	24	24	(17)	(15)
Put - NYMEX Natural Gas April 2021 Futures	2.500	03/26/2021	2	20	(4)	(4)
Put - NYMEX Natural Gas April 2021 Futures	12.000	03/26/2021	1	1	(1)	0
Put - NYMEX Natural Gas April 2021 Futures	13.000	03/26/2021	1	1	(1)	0
Call - NYMEX Natural Gas April 2021 Futures	18.000	03/26/2021	1	1	(1)	(1)
Call - NYMEX Natural Gas April 2021 Futures	19.000	03/26/2021	1	1	0	(1)
Put - NYMEX Natural Gas February 2021 Futures	2.300	01/26/2021	15	150	(17)	(11)
Put - NYMEX Natural Gas February 2021 Futures	2.400	01/26/2021	15	150	(23)	(17)
Put - NYMEX Natural Gas June 2021 Futures	12.000	05/26/2021	1	1	(1)	0
Put - NYMEX Natural Gas June 2021 Futures	13.000	05/26/2021	1	1	(1)	(1)
Call - NYMEX Natural Gas June 2021 Futures	18.000	05/26/2021	1	1	(1)	(1)
Call - NYMEX Natural Gas June 2021 Futures	19.000	05/26/2021	1	1	0	(1)
Put - NYMEX Natural Gas May 2021 Futures	12.000	04/26/2021	1	1	(1)	0
Put - NYMEX Natural Gas May 2021 Futures	13.000	04/26/2021	1	1	(1)	(1)
Call - NYMEX Natural Gas May 2021 Futures	18.000	04/26/2021	1	1	(1)	(1)
Call - NYMEX Natural Gas May 2021 Futures	19.000	04/26/2021	1	1	0	(1)

Total Written Options					$(139)	$(206)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Arabica Coffee July Futures	07/2021	4	$198	$5	$4	$0
Brent Crude April Futures	02/2021	12	622	17	2	0
Brent Crude December Futures	10/2021	52	2,639	190	0	(1)
Brent Crude June Futures	04/2022	3	151	5	0	0
Brent Crude March Futures	01/2021	38	1,968	113	7	0
Brent Crude March Futures	01/2022	16	807	93	0	(1)
California Carbon Allowance Future Vintage December Futures	12/2021	52	967	34	5	0
Call Options Strike @ EUR 115.000 on Euro-Schatz Bond March 2021 Futures(1)	02/2021	101	1	0	0	0
Call Options Strike @ EUR 139.250 on Euro-Bobl March 2021 Futures(1)	02/2021	62	0	0	0	0

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 139.500 on Euro-Bobl March 2021 Futures(1)	02/2021	54	$0	$0	$0	$0
Chicago Ethanol (Platts) February Futures	02/2021	2	128	10	3	0
Chicago Ethanol (Platts) March Futures	03/2021	2	129	14	3	0
Cocoa March Futures	03/2021	9	234	12	1	0
Copper March Futures	03/2021	6	528	0	0	(4)
Corn July Futures	07/2021	23	552	50	10	0
Cotton No. 2 July Futures	07/2021	8	317	9	0	0
Cotton No. 2 March Futures	03/2021	5	195	15	0	0
Euro-Bund 10-Year Bond March Futures	03/2021	25	5,425	(1)	0	(2)
Gas Oil December Futures	12/2021	26	1,128	140	0	(8)
Gold 100 oz. April Futures	04/2021	3	570	12	1	0
Gold 100 oz. February Futures	02/2021	14	2,653	113	2	0
Hard Red Winter Wheat July Futures	07/2021	11	334	14	1	0
Hard Red Winter Wheat March Futures	03/2021	1	30	2	0	0
Hard Red Winter Wheat May Futures	05/2021	6	182	12	1	0
Henry Hub Natural Gas April Futures	03/2022	3	18	(1)	0	0
Henry Hub Natural Gas August Futures	07/2022	3	18	(1)	0	0
Henry Hub Natural Gas December Futures	11/2021	1	7	0	0	0
Henry Hub Natural Gas December Futures	11/2022	3	20	1	0	0
Henry Hub Natural Gas February Futures	01/2022	3	22	3	0	0
Henry Hub Natural Gas January Futures	12/2021	3	23	3	1	0
Henry Hub Natural Gas July Futures	06/2022	3	18	(1)	0	0
Henry Hub Natural Gas June Futures	05/2022	3	18	(1)	0	0
Henry Hub Natural Gas March Futures	02/2022	3	21	2	0	0
Henry Hub Natural Gas May Futures	04/2022	3	18	(1)	0	0
Henry Hub Natural Gas November Futures	10/2021	1	7	0	0	0
Henry Hub Natural Gas November Futures	10/2022	3	19	0	0	0
Henry Hub Natural Gas October Futures	09/2021	1	7	0	0	0
Henry Hub Natural Gas October Futures	09/2022	3	18	(1)	0	0
Henry Hub Natural Gas September Futures	08/2022	3	18	(1)	0	0
ICE Carbon Emissions March Futures	03/2021	10	398	14	6	(10)
Iron Ore March Futures	03/2021	53	813	82	4	0
Lean Hogs June Futures	06/2021	4	133	5	1	0
Live Cattle April Futures	04/2021	7	334	4	2	0
Natural Gas April Futures	03/2021	6	152	3	6	0
Natural Gas April Futures	03/2021	3	45	3	1	0
Natural Gas February Futures	01/2021	3	76	(10)	4	0
Natural Gas May Futures	04/2021	18	460	11	15	0
New York Harbor ULSD June Futures	05/2021	1	63	1	0	0
Nickel March Futures	03/2021	7	698	(24)	1	(25)
Platinum April Futures	04/2021	15	809	37	1	0
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond March 2021 Futures(1)	02/2021	25	0	0	0	0
RBOB Gasoline June Futures	05/2021	12	773	26	3	0
Silver March Futures	03/2021	1	132	2	0	(1)
Soybean July Futures	07/2021	4	260	17	1	0
Soybean March Futures	03/2021	15	983	117	8	0
Soybean Meal July Futures	07/2021	8	336	20	0	0
Soybean Meal March Futures	03/2021	42	1,803	168	7	0
Soybean Oil July Futures	07/2021	13	319	19	3	0
Sugar No. 11 July Futures	06/2021	20	318	15	3	0
Sugar No. 11 March Futures	02/2021	3	52	2	1	0
U.S. Treasury 2-Year Note March Futures	03/2021	297	65,630	62	7	0
U.S. Treasury 5-Year Note March Futures	03/2021	648	81,754	161	30	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2021	7	1,495	(5)	5	0
White Sugar March Futures	02/2021	2	42	5	0	0
White Sugar May Futures	04/2021	4	82	3	1	0
WTI Crude August Futures	07/2021	2	97	6	0	0
WTI Crude December Futures	11/2022	30	1,387	59	0	(3)
WTI Crude February Futures	01/2021	31	1,504	108	4	0
WTI Crude June Futures	05/2021	2	97	12	0	0
WTI Crude June Futures	05/2022	40	1,871	56	0	(3)
WTI Crude March Futures	02/2021	15	729	2	2	0
WTI Crude September Futures	08/2021	20	964	99	1	0
WTI Crude September Futures	08/2022	2	93	3	0	0
Zinc March Futures	03/2021	3	206	1	1	(1)

				$1,945	$159	$(59)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum March Futures	03/2021	3	$(148)	$5	$5	$0
Arabica Coffee March Futures	03/2021	8	(385)	(28)	0	(9)
Australia Government 3-Year Note March Futures	03/2021	22	(1,992)	(2)	0	0
Australia Government 10-Year Bond March Futures	03/2021	8	(908)	(5)	1	(1)
Brent Crude December Futures	10/2022	14	(697)	(19)	1	0
Brent Crude December Futures	10/2023	5	(247)	(2)	1	0
Brent Crude June Futures	04/2021	51	(2,635)	(305)	0	(4)
Brent Crude June Futures	04/2023	19	(944)	(26)	2	0
Brent Crude September Futures	07/2021	1	(51)	(2)	0	0
Call Options Strike @ USD 49.000 on Brent Crude March 2021 Futures(1)	01/2021	12	(44)	(32)	0	(2)
Call Options Strike @ USD 50.000 on Brent Crude March 2021 Futures(1)	01/2021	12	(35)	(26)	0	(2)
Call Options Strike @ USD 51.000 on Brent Crude March 2021 Futures(1)	01/2021	12	(28)	(18)	0	(2)
Call Options Strike @ USD 53.000 on Brent Crude March 2021 Futures(1)	01/2021	12	(16)	(6)	0	(2)
Call Options Strike @ USD 54.000 on Brent Crude March 2021 Futures(1)	01/2021	12	(12)	(2)	0	(2)
Call Options Strike @ USD 55.000 on Brent Crude April 2021 Futures(1)	02/2021	24	(33)	(9)	0	(3)
Call Options Strike @ USD 55.500 on Brent Crude April 2021 Futures(1)	02/2021	12	(15)	(4)	0	(2)
Call Options Strike @ USD 56.000 on Brent Crude April 2021 Futures(1)	02/2021	12	(13)	(2)	0	(1)
Corn March Futures	03/2021	62	(1,500)	(179)	0	(30)
Corn May Futures	05/2021	4	(97)	(5)	0	(2)
Euro-Bobl March Futures	03/2021	116	(19,157)	(19)	3	0
Euro-BTP Italy Government Bond March Futures	03/2021	28	(5,200)	(24)	0	(2)
Euro-Buxl 30-Year Bond March Futures	03/2021	1	(275)	(1)	0	0
Euro-OAT France Government 10-Year Bond March Futures	03/2021	7	(1,435)	(8)	0	0
Euro-Schatz March Futures	03/2021	101	(13,853)	12	1	0
Gas Oil June Futures	06/2021	7	(300)	(9)	3	0
Gas Oil June Futures	06/2022	4	(175)	(17)	1	0
Gas Oil March Futures	03/2022	7	(306)	(34)	2	0
Gas Oil September Futures	09/2021	7	(303)	(42)	2	0
Japan Government 10-Year Bond March Futures	03/2021	2	(2,943)	0	1	0
Lean Hogs April Futures	04/2021	22	(636)	(20)	0	(10)
Natural Gas April Futures	03/2022	2	(28)	(3)	0	0
Natural Gas August Futures	07/2022	2	(27)	(1)	0	0
Natural Gas December Futures	11/2021	1	(16)	(4)	0	0
Natural Gas December Futures	11/2022	2	(30)	(4)	0	0
Natural Gas February Futures	01/2022	2	(30)	(6)	0	0
Natural Gas January Futures	12/2021	2	(33)	(7)	0	0
Natural Gas July Futures	06/2022	2	(27)	(1)	0	0
Natural Gas June Futures	05/2022	2	(26)	(1)	0	0
Natural Gas March Futures	02/2021	35	(884)	35	0	(37)
Natural Gas March Futures	02/2021	3	(50)	(3)	0	(1)
Natural Gas March Futures	02/2022	2	(32)	(6)	0	0
Natural Gas May Futures	04/2022	2	(27)	(2)	0	(1)
Natural Gas November Futures	10/2021	1	(15)	(4)	0	0
Natural Gas November Futures	10/2022	2	(28)	(3)	0	0
Natural Gas October Futures	09/2021	1	(15)	(4)	0	0
Natural Gas October Futures	09/2021	9	(247)	(13)	0	(7)
Natural Gas October Futures	09/2022	2	(29)	(3)	0	0
Natural Gas September Futures	08/2022	2	(26)	(1)	0	0
Palladium March Futures	03/2021	1	(245)	(13)	0	(8)
RBOB Gasoline March Futures	02/2021	6	(357)	(53)	0	(2)
Soybean Oil March Futures	03/2021	4	(102)	(10)	0	(1)
Sugar No. 11 May Futures	04/2021	3	(49)	(1)	0	(1)
U.S. Treasury 10-Year Note March Futures	03/2021	506	(69,868)	(62)	0	(55)
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2021	45	(7,036)	22	0	(10)
U.S. Treasury 30-Year Bond March Futures	03/2021	198	(34,291)	439	0	(68)
United Kingdom Long Gilt March Futures	03/2021	43	(7,970)	(89)	0	(17)
Wheat March Futures	03/2021	23	(737)	(51)	0	0
Wheat May Futures	05/2021	4	(128)	(11)	0	0
WTI Crude April Futures	03/2021	1	(49)	(3)	0	0
WTI Crude December Futures	11/2021	36	(1,716)	(160)	0	0
WTI Crude December Futures	11/2023	2	(91)	(1)	0	0
WTI Crude January Futures	12/2021	7	(332)	(21)	0	0
WTI Crude June Futures	05/2021	20	(973)	(90)	0	(2)
WTI Crude June Futures	05/2023	10	(458)	(7)	2	0
WTI Crude March Futures	02/2022	2	(94)	(1)	0	0
WTI Crude May Futures	04/2021	7	(341)	(22)	0	(1)

				$(994)	$25	$(285)

Total Futures Contracts				$951	$184	$(344)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	21

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.572%	$200	$(11)	$13	$2	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	4,100	$(208)	$(182)	$(390)	$0	$(8)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	3-Month EUR-EURIBOR	0.526%	Annual	11/21/2023	EUR	10,300	$0	$(2)	$(2)	$0	$0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,000	3	(137)	(134)	0	0
Receive(7)	3-Month USD-LIBOR	0.394	Semi-Annual	11/21/2023	$	10,500	0	(10)	(10)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		600	31	(74)	(43)	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	195,330	(3)	(40)	(43)	0	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	400	(1)	(55)	(56)	1	0
Pay	CPTFEMU	1.945	Maturity	11/15/2048		100	0	34	34	1	0
Receive	CPURNSA	1.875	Maturity	03/14/2021	$	2,100	0	(7)	(7)	0	(3)
Receive	CPURNSA	1.816	Maturity	05/13/2021		10,100	0	(35)	(35)	0	(19)
Receive	CPURNSA	1.550	Maturity	07/26/2021		1,100	37	(18)	19	0	(1)
Receive	CPURNSA	1.445	Maturity	09/09/2021		8,290	0	19	19	0	(2)
Receive	CPURNSA	1.603	Maturity	09/12/2021		570	17	(9)	8	0	0
Receive	CPURNSA	1.580	Maturity	09/20/2021		2,100	0	(1)	(1)	0	0
Receive	CPURNSA	1.592	Maturity	09/20/2021		2,000	0	(1)	(1)	0	0
Pay	CPURNSA	1.280	Maturity	11/02/2021		2,100	0	(15)	(15)	0	0
Pay	CPURNSA	1.290	Maturity	11/05/2021		3,500	0	(25)	(25)	0	0
Receive	CPURNSA	2.069	Maturity	07/15/2022		700	0	(5)	(5)	0	0
Receive	CPURNSA	2.500	Maturity	07/15/2022		1,200	(178)	47	(131)	1	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		3,970	0	(70)	(70)	2	0
Receive	CPURNSA	2.263	Maturity	04/27/2023		2,120	0	(50)	(50)	1	0
Receive	CPURNSA	2.560	Maturity	05/08/2023		13,100	(2,128)	644	(1,484)	9	0
Receive	CPURNSA	2.263	Maturity	05/09/2023		630	0	(15)	(15)	0	0
Receive	CPURNSA	2.281	Maturity	05/10/2023		960	0	(25)	(25)	0	(1)
Pay	CPURNSA	2.102	Maturity	07/20/2027		1,800	0	11	11	0	(4)
Pay	CPURNSA	2.080	Maturity	07/25/2027		1,300	0	5	5	0	(3)
Pay	CPURNSA	2.122	Maturity	08/01/2027		1,900	0	15	15	0	(4)
Receive	CPURNSA	1.794	Maturity	08/24/2027		600	0	20	20	1	0
Receive	CPURNSA	1.798	Maturity	08/25/2027		300	0	10	10	1	0
Receive	CPURNSA	1.890	Maturity	08/27/2027		300	0	8	8	1	0
Pay	CPURNSA	2.180	Maturity	09/20/2027		650	0	8	8	0	(1)
Pay	CPURNSA	2.150	Maturity	09/25/2027		600	0	5	5	0	(1)
Pay	CPURNSA	2.155	Maturity	10/17/2027		1,400	0	13	13	0	(3)
Pay	CPURNSA	2.335	Maturity	02/05/2028		2,010	4	68	72	0	(4)
Pay	CPURNSA	2.353	Maturity	05/09/2028		630	0	25	25	0	(1)
Pay	CPURNSA	2.360	Maturity	05/09/2028		950	0	39	39	0	(2)
Pay	CPURNSA	2.364	Maturity	05/10/2028		960	0	40	40	0	(2)
Pay	CPURNSA	2.370	Maturity	06/06/2028		1,800	0	73	73	0	(4)
Pay	CPURNSA	2.165	Maturity	04/16/2029		1,100	0	10	10	0	(3)
Pay	CPURNSA	1.954	Maturity	06/03/2029		400	0	(5)	(5)	0	(1)
Pay	CPURNSA	1.998	Maturity	07/25/2029		2,800	2	(21)	(19)	0	(7)
Receive	FRCPXTOB	1.345	Maturity	06/15/2021	EUR	800	0	(24)	(24)	0	(1)
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		800	0	(27)	(27)	0	0
Pay	FRCPXTOB	1.618	Maturity	07/15/2028		520	0	62	62	1	0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		390	1	91	92	1	0
Pay	UKRPI	3.330	Maturity	01/15/2025	GBP	12,100	358	81	439	0	0
Pay	UKRPI	3.633	Maturity	12/15/2028		200	0	21	21	0	(1)
Pay	UKRPI	3.400	Maturity	01/15/2030		3,800	(2)	123	121	0	(20)
Pay	UKRPI	3.480	Maturity	01/15/2030		1,400	15	50	65	0	(7)
Pay	UKRPI	3.346	Maturity	05/15/2030		300	1	3	4	0	(2)
Pay	UKRPI	3.400	Maturity	06/15/2030		2,100	35	184	219	0	(11)
Pay	UKRPI	3.475	Maturity	08/15/2030		200	2	1	3	0	(1)

							$(1,806)	$1,039	$(767)	$20	$(110)

Total Swap Agreements							$(2,025)	$870	$(1,155)	$20	$(118)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$188	$20	$208	$(206)	$(344)	$(118)	$(668)

(k)	Securities with an aggregate market value of $872 and cash of $4,399 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $4 for closed future agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021	JPY	232,422		$2,235	$0	$(16)
	02/2021	GBP	33		44	0	(1)
	02/2021		$45	EUR	38	1	0
	07/2021	EUR	10		$11	0	(1)
	07/2021		$134	EUR	122	16	0

BPS	01/2021	AUD	4,274		$3,144	0	(151)
	01/2021	CAD	1,164		898	0	(17)
	07/2021		$66	EUR	56	3	0

CBK	01/2021	EUR	660		$796	0	(10)
	01/2021	JPY	22,659		218	0	(2)
	01/2021	NZD	3,011		2,118	0	(48)
	01/2021	PEN	1,068		296	1	0
	03/2021	MXN	7,847		384	0	(7)

GLM	01/2021		$12	EUR	11	2	0
	01/2021		4,605	JPY	476,600	11	0
	02/2021	JPY	476,600		$4,606	0	(11)
	07/2021	EUR	56		67	0	(2)
	07/2021		$57	EUR	49	3	0
	11/2022	EUR	127		$157	0	(1)

HUS	01/2021		222		266	0	(5)
	01/2021	GBP	9,211		12,320	0	(276)
	01/2021	JPY	41,860		402	0	(4)
	01/2021		$352	GBP	260	4	0
	02/2021	EUR	14		$17	0	0

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	23

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2021		$10	EUR	9	$1	$0
	04/2021		10		10	1	0
	05/2021		11		10	1	0
	06/2021		10		9	1	0
	08/2021		11		10	1	0
	09/2021		11		10	1	0
	11/2021		12		11	2	0
	12/2021		13		12	2	0

IND	03/2021		11		10	1	0

JPM	03/2021	EUR	10		$12	0	(1)
	04/2021		10		11	0	(1)
	05/2021		10		12	0	(1)
	06/2021		9		10	0	(1)
	08/2021		10		12	0	(1)
	09/2021		10		11	0	(1)
	10/2021		11		12	0	(1)
	11/2021		11		12	0	(1)
	12/2021		12		13	0	(1)
	07/2022		106		122	0	(9)

MYI	01/2021		11		13	0	(1)
	02/2021		9		10	0	(1)
	07/2021		113		134	0	(4)

SCX	01/2021		17,496		20,953	0	(421)
	02/2021		17,496		21,422	33	0
	02/2021		$137	ILS	471	10	0

TOR	01/2021	JPY	179,659		$1,722	0	(18)
	07/2021	EUR	113		123	0	(15)
	10/2021		$12	EUR	11	1	0

Total Forward Foreign Currency Contracts						$96	$(1,030)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
HUS	Put - OTC GBP versus USD	$1.315	01/07/2021	4,775	$62	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	950	$1	$65
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	1,190	91	81

BRC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	610	45	41

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.344	11/17/2022	24,600	27	40
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	900	66	62

							$230	$289

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 02/01/2051	$64.000	02/04/2021	4,762	$0	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 01/01/2051	66.000	01/07/2021	7,300	0	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 02/01/2051	73.000	02/04/2021	4,300	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 02/01/2051	75.000	02/04/2021	8,428	1	0

					$1	$0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount(1)	Cost(2)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	06/16/2023	14	$2	$2

MYC	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000	06/16/2023	22	2	2

					$4	$4

Total Purchased Options					$297	$294

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.450%	01/20/2021	1,900	$(2)	$(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	01/20/2021	1,900	(3)	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	98.250	01/20/2021	200	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	02/17/2021	400	0	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	03/17/2021	2,000	(2)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	03/17/2021	1,200	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	600	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	03/17/2021	2,000	(2)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	03/17/2021	1,200	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	600	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	600	(1)	(1)

BRC	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	500	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	100	0	0

GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	800	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	03/17/2021	700	0	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	03/17/2021	700	(1)	(1)

						$ (18)	$ (12)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	$(55)	$(1)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	600	(4)	0

						$(59)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	2,900	$0	$(61)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	3,590	(89)	(76)

BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	1,810	(44)	(38)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.526	11/17/2022	20,500	(32)	(27)

MYC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	2,800	(68)	(59)

							$(233)	$(261)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Ginnie Mae, TBA 2.000% due 03/01/2051	$102.906	03/11/2021	100	$0	$(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 02/01/2051	103.773	02/11/2021	400	(1)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	104.000	03/11/2021	100	0	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051 «	104.125	04/14/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.125	03/04/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.141	03/04/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	104.141	03/04/2021	200	0	0

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	25

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 02/01/2051	$98.406	02/04/2021	1,100	$(3)	$(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	102.750	02/04/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	103.750	02/04/2021	200	0	(1)

					$(7)	$(9)

Total Written Options					$(317)	$(283)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	CBOT Wheat May 2021 Futures	$6.060	Maturity	04/23/2021	5,000	$0	$(2)	$0	$(2)
	Receive	EURMARGIN 1Q21	6.000	Maturity	03/31/2021	2,880	(9)	3	0	(6)
	Receive	EURMARGIN CAL21	6.120	Maturity	12/31/2021	600	(2)	1	0	(1)
	Receive	ULSDCO CAL21	9.170	Maturity	12/31/2021	1,200	0	(1)	0	(1)

CBK	Receive	HOBR CAL21	15.670	Maturity	12/31/2021	1,152	0	(4)	0	(4)
	Receive	MEHMID CAL20-21	1.840	Maturity	12/31/2021	2,200	0	(3)	0	(3)

CIB	Receive	GOLDLNPM Index	1,888.510	Maturity	02/01/2021	200	0	1	1	0

GST	Pay	CBOT Wheat March 2021 Futures	5.578	Maturity	02/19/2021	25,000	0	(21)	0	(21)
	Pay	CBOT Wheat March 2021 Futures	5.630	Maturity	02/19/2021	10,000	0	(8)	0	(8)
	Pay	CBOT Wheat March 2021 Futures	5.660	Maturity	02/19/2021	35,000	0	(26)	0	(26)
	Receive	EURMARGIN CAL21	3.500	Maturity	12/31/2021	1,200	0	2	2	0
	Receive	HOBR CAL21	14.080	Maturity	12/31/2021	1,200	0	(3)	0	(3)
	Pay	HOBR CAL21	17.320	Maturity	12/31/2021	3,600	0	20	20	0
	Receive	KCBT Wheat March 2021 Futures	4.820	Maturity	02/19/2021	10,000	0	12	12	0
	Receive	KCBT Wheat March 2021 Futures	4.900	Maturity	02/19/2021	10,000	0	11	11	0
	Receive	KCBT Wheat March 2021 Futures	4.940	Maturity	02/19/2021	10,000	0	11	11	0

JPM	Pay	CBOT Wheat March 2021 Futures	5.539	Maturity	02/19/2021	10,000	0	(8)	0	(8)
	Pay	CBOT Wheat March 2021 Futures	5.584	Maturity	02/19/2021	10,000	0	(8)	0	(8)
	Pay	CBOT Wheat March 2021 Futures	5.621	Maturity	02/19/2021	10,000	0	(8)	0	(8)
	Pay	CBOT Wheat March 2021 Futures	6.079	Maturity	02/19/2021	15,000	0	(5)	0	(5)
	Receive	EURMARGIN CAL21	6.350	Maturity	12/31/2021	2,160	(3)	0	0	(3)
	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	8,100	(38)	16	0	(22)
	Pay	Gold February 2021 Futures	1,865.400	Maturity	01/26/2021	900	0	(27)	0	(27)
	Receive	GOLDLNPM Index	1,875.304	Maturity	01/28/2021	600	0	10	10	0
	Receive	GOLDLNPM Index	1,889.912	Maturity	11/29/2022	100	0	1	1	0
	Receive	HOBR CAL21	15.500	Maturity	12/31/2021	1,248	0	(4)	0	(4)
	Receive	LLSCO CAL21	1.700	Maturity	12/31/2021	2,400	0	1	1	0
	Receive	MEHCO CAL22	2.820	Maturity	12/31/2022	3,600	0	2	2	0

MAC	Receive	EURMARGIN CAL21	3.100	Maturity	12/31/2021	12,000	0	23	23	0
	Receive	EUROBOBCO CAL21	4.950	Maturity	12/31/2021	8,400	(39)	39	0	0
	Receive	HOBR CAL21	16.250	Maturity	12/31/2021	1,200	0	(5)	0	(5)
	Receive	KCBT Wheat March 2021 Futures	4.843	Maturity	02/19/2021	10,000	0	12	12	0
	Receive	LLSCO CAL22	2.800	Maturity	12/31/2022	1,200	0	1	1	0
	Receive	MEHCO CAL21	3.250	Maturity	12/31/2021	1,200	0	2	2	0
	Receive	MEHCO CAL22	2.300	Maturity	12/31/2022	1,200	0	0	0	0
	Receive	MEHMID CAL21	1.100	Maturity	12/31/2021	1,100	0	(1)	0	(1)

MEI	Pay	Gold February 2021 Futures	1,938.000	Maturity	01/28/2021	300	0	13	13	0
	Pay	Gold February 2021 Futures	1,938.900	Maturity	01/28/2021	400	0	18	18	0
	Pay	Gold February 2021 Futures	1,955.200	Maturity	01/28/2021	300	0	18	18	0
	Receive	GOLDLNPM Index	1,932.790	Maturity	01/28/2021	400	0	(16)	0	(16)
	Receive	GOLDLNPM Index	1,949.080	Maturity	01/28/2021	300	0	(17)	0	(17)
	Receive	GOLDLNPM Index	1,929.990	Maturity	01/29/2021	300	0	(11)	0	(11)

MYC	Receive	EURMARGIN CAL21	3.450	Maturity	12/31/2021	600	0	1	1	0
	Receive	EUROBOBCO CAL21	5.600	Maturity	12/31/2021	2,400	0	(1)	0	(1)
	Pay	LLSCO CAL21	1.250	Maturity	12/31/2021	2,400	0	0	0	0
	Receive	LLSCO CAL22	2.500	Maturity	12/31/2022	1,200	0	1	1	0
	Receive	LLSCO CAL22	2.100	Maturity	12/31/2022	2,400	0	1	1	0
	Receive	ULSDCO CAL21	6.450	Maturity	12/31/2021	1,200	0	2	2	0
	Receive	ULSDCO CAL21	6.630	Maturity	12/31/2021	1,200	0	2	2	0

							$(91)	$45	$165	$(211)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$800	$(42)	$52	$10	$0

GST	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	300	(17)	21	4	0

SAL	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	400	(1)	4	3	0

						$(60)	$77	$17	$0

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMF1TC Index(9)	83,211	0.230% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	$5,658	$0	$173	$173	$0
	Receive	BCOMTR Index	78,308	0.210% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	12,656	0	391	391	0

CBK	Receive	BCOMF1TC Index	421	0.230% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	33	0	1	1	0
	Receive	BCOMTR Index	243,540	0.210% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	39,360	0	1,217	1,217	0
	Receive	CIXBSTR3 Index	105,682	0.240% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	18,688	0	584	584	0

CIB	Receive	BCOMTR Index	5,671	0.210% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	916	0	28	28	0
	Receive	PIMCODB Index	24,083	0.000%	Monthly	02/16/2021	2,079	0	94	94	0

FBF	Receive	BCOMTR Index	125,200	0.190% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	20,234	0	626	626	0

GST	Receive	BCOMF1TC Index(10)	102,940	0.230% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	25,934	0	795	795	0
	Receive	BCOMTR Index	38,137	0.220% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	6,164	0	191	191	0
	Receive	CMDSKEWLS Index	12,736	0.250%	Monthly	02/16/2021	2,229	(5)	26	21	0

JPM	Receive	BCOMF1TC Index	1,416	0.240% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	187	0	6	6	0
	Receive	BCOMTR Index	115,766	0.220% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	18,710	109	470	579	0
	Receive	JMABNIC2 Index(11)	16,387	0.170%	Monthly	02/16/2021	7,396	0	244	244	0
	Receive	JMABFNJ2 Index «	24,745	0.000%	Monthly	12/31/2021	2,225	0	0	0	0

MAC	Receive	BCOMTR Index	78,211	0.220% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	12,640	0	391	391	0
	Receive	BCOMTR1 Index(12)	131,416	0.220% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	10,369	0	321	321	0
	Receive	PIMCODB Index	24,069	0.000%	Monthly	02/16/2021	2,045	0	86	86	0

MEI	Receive	BCOMTR2 Index(13)	292,026	0.210% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	35,178	0	1,098	1,098	0

MYC	Receive	BCOMTR Index	427,152	0.200% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	69,035	0	2,135	2,135	0
	Receive	BCOMTR1 Index(14)	80,105	0.240% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	37,230	0	1,151	1,151	0

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	27

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
RBC	Receive	RBCAEC0T Index	50,266	0.190% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	$2,765	$0	$85	$85	$0

SOG	Receive	BCOMTR Index	2,272	0.220% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	367	0	11	11	0

								$104	$10,124	$10,228	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	GOLDLNPM Index(7)	4.973%	Maturity	05/13/2021	$135	$0	$1	$1	$0

JPM	Pay	GOLDLNPM Index(7)	6.970	Maturity	08/02/2024	67	0	1	1	0

UAG	Pay	GOLDLNPM Index(7)	5.153	Maturity	12/05/2022	176	0	(1)	0	(1)

							$0	$1	$2	$(1)

Total Swap Agreements							$(47)	$10,247	$10,412	$(212)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$17	$2	$0	$19	$(18)	$(1)	$0	$(19)	$0	$0	$0
BPS	3	146	565	714	(168)	(145)	(10)	(323)	391	(280)	111
BRC	0	41	0	41	0	(39)	0	(39)	2	0	2
CBK	1	0	1,802	1,803	(67)	0	(7)	(74)	1,729	(1,436)	293
CIB	0	0	123	123	0	0	0	0	123	0	123
DUB	0	0	10	10	0	0	0	0	10	(10)	0
FBF	0	0	626	626	0	0	0	0	626	(310)	316
GLM	16	0	0	16	(14)	(28)	0	(42)	(26)	0	(26)
GST	0	0	1,067	1,067	0	(2)	(58)	(60)	1,007	(540)	467
HUS	14	1	0	15	(285)	0	0	(285)	(270)	0	(270)
IND	1	0	0	1	0	0	0	0	1	0	1
JPM	0	0	844	844	(18)	(3)	(85)	(106)	738	(578)	160
MAC	0	0	836	836	0	0	(6)	(6)	830	(690)	140
MEI	0	0	1,147	1,147	0	0	(44)	(44)	1,103	(890)	213
MYC	0	104	3,293	3,397	0	(59)	(1)	(60)	3,337	(5,255)	(1,918)
MYI	0	0	0	0	(6)	0	0	(6)	(6)	85	79
RBC	0	0	85	85	0	0	0	0	85	0	85
SAL	0	0	3	3	0	(6)	0	(6)	(3)	0	(3)
SCX	43	0	0	43	(421)	0	0	(421)	(378)	501	123
SOG	0	0	11	11	0	0	0	0	11	0	11
TOR	1	0	0	1	(33)	0	0	(33)	(32)	0	(32)
UAG	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)

Total Over the Counter	$96	$294	$10,412	$10,802	$(1,030)	$(283)	$(212)	$(1,525)

(m)

Securities with an aggregate market value of $632 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)	Variance Swap
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(9)	The following table represents the individual positions within the total return swap as of December 31, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	4.2%	$241
Arabica Coffee March 2021 Futures	2.6	145
Brent Crude March 2021 Futures	4.8	271
Copper March 2021 Futures	7.9	447
Corn March 2021 Futures	6.6	375
Cotton No. 02 March 2021 Futures	1.5	85
Gas Oil March 2021 Futures	1.6	91
Gold 100 oz. February 2021 Futures	14.8	837
Hard Red Winter Wheat March 2021 Futures	1.7	96
Lean Hogs February 2021 Futures	1.6	92
Live Cattle February 2021 Futures	3.3	187
New York Harbor ULSD March 2021 Futures	1.4	79
Nickel March 2021 Futures	3.0	167
NYMEX — Natural Gas March 2022 Futures	8.4	477
RBOB Gasoline March 2021 Futures	1.7	94
Silver March 2021 Futures	4.9	277
Soybean Meal March 2021 Futures	4.2	240
Soybean Oil March 2021 Futures	3.2	181
Soybeans March 2021 Futures	7.1	399
Sugar No. 11 March 2021 Futures	3.1	175
Wheat March 2021 Futures	3.2	181
WTI Crude March 2021 Futures	5.6	317
Zinc March 2021 Futures	3.6	204

Total Long Futures Contracts		$5,658

Total Notional Amount		$5,658

(10)	The following table represents the individual positions within the total return swap as of December 31, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	4.2%	$1,104
Arabica Coffee March 2021 Futures	2.6	665
Brent Crude March 2021 Futures	4.8	1,244
Copper March 2021 Futures	7.9	2,051
Corn March 2021 Futures	6.6	1,717
Cotton No. 02 March 2021 Futures	1.5	390
Gas Oil March 2021 Futures	1.6	418
Gold 100 oz. February 2021 Futures	14.8	3,835
Hard Red Winter Wheat March 2021 Futures	1.7	442
Lean Hogs February 2021 Futures	1.6	422
Live Cattle February 2021 Futures	3.3	855
New York Harbor ULSD March 2021 Futures	1.4	362
Nickel March 2021 Futures	3.0	767
NYMEX — Natural Gas March 2022 Futures	8.4	2,184
RBOB Gasoline March 2021 Futures	1.7	431
Silver March 2021 Futures	4.9	1,269
Soybean Meal March 2021 Futures	4.2	1,098
Soybean Oil March 2021 Futures	3.2	828
Soybeans March 2021 Futures	7.1	1,831
Sugar No. 11 March 2021 Futures	3.1	802
Wheat March 2021 Futures	3.2	828
WTI Crude March 2021 Futures	5.6	1,454
Zinc March 2021 Futures	3.6	937

Total Long Futures Contracts		$25,934

Total Notional Amount		$25,934

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	29

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

(11)	The following table represents the individual positions within the total return swap as of December 31, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Brent Crude May 2021 Futures	10.8%	$797
Copper May 2021 Futures	10.3	758
Gas Oil May 2021 Futures	4.3	315
Gold 100 oz. April 2021 Futures	16.0	1,186
Lean Hogs April 2021 Futures	0.9	64
Live Cattle April 2021 Futures	1.8	132
RBOB Gasoline May 2021 Futures	6.2	462
New York Harbor ULSD May 2021 Futures	4.3	319
Nickel May 2021 Futures	10.1	749
Silver May 2021 Futures	5.3	393
Soybean Meal May 2021 Futures	8.3	617
Soybeans May 2021 Futures	19.7	1,456
Sugar No. 11 May 2021 Futures	2.0	148

Total Long Futures Contracts		$7,396

Total Notional Amount		$7,396

(12)	The following table represents the individual positions within the total return swap as of December 31, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	4.3%	$442
Arabica Coffee March 2021 Futures	2.6	266
Brent Crude March 2021 Futures	4.8	497
Copper March 2021 Futures	7.9	820
Corn March 2021 Futures	6.6	687
Cotton No. 02 March 2021 Futures	1.5	156
Gas Oil March 2021 Futures	1.6	167
Gold 100 oz. February 2021 Futures	14.8	1,533
Hard Red Winter Wheat March 2021 Futures	1.7	177
Lean Hogs February 2021 Futures	1.6	169
Live Cattle February 2021 Futures	3.3	342
New York Harbor ULSD March 2021 Futures	1.4	144
Nickel March 2021 Futures	2.9	307
NYMEX — Natural Gas March 2022 Futures	8.4	873
RBOB Gasoline March 2021 Futures	1.7	172
Silver March 2021 Futures	4.9	507
Soybean Meal March 2021 Futures	4.2	439
Soybean Oil March 2021 Futures	3.2	331
Soybeans March 2021 Futures	7.1	732
Sugar No. 11 March 2021 Futures	3.1	321
Wheat March 2021 Futures	3.2	331
WTI Crude March 2021 Futures	5.6	581
Zinc March 2021 Futures	3.6	375

Total Long Futures Contracts		$10,369

Total Notional Amount		$10,369

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

(13)	The following table represents the individual positions within the total return swap as of December 31, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	4.2%	$1,498
Arabica Coffee March 2021 Futures	2.6	902
Brent Crude March 2021 Futures	4.8	1,687
Copper March 2021 Futures	7.9	2,782
Corn March 2021 Futures	6.6	2,330
Cotton No. 02 March 2021 Futures	1.5	529
Gas Oil March 2021 Futures	1.6	567
Gold 100 oz. February 2021 Futures	14.8	5,202
Hard Red Winter Wheat March 2021 Futures	1.7	599
Lean Hogs February 2021 Futures	1.6	573
Live Cattle February 2021 Futures	3.3	1,160
New York Harbor ULSD March 2021 Futures	1.4	490
Nickel March 2021 Futures	3.0	1,041
NYMEX — Natural Gas March 2022 Futures	8.4	2,963
RBOB Gasoline March 2021 Futures	1.7	585
Silver March 2021 Futures	4.9	1,721
Soybean Meal March 2021 Futures	4.2	1,490
Soybean Oil March 2021 Futures	3.2	1,122
Soybeans March 2021 Futures	7.1	2,483
Sugar No. 11 March 2021 Futures	3.1	1,088
Wheat March 2021 Futures	3.2	1,123
WTI Crude March 2021 Futures	5.6	1,972
Zinc March 2021 Futures	3.6	1,271

Total Long Futures Contracts		$35,178

Total Notional Amount		$35,178

(14)	The following table represents the individual positions within the total return swap as of December 31, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	4.2%	$1,585
Arabica Coffee March 2021 Futures	2.6	954
Brent Crude March 2021 Futures	4.8	1,785
Copper March 2021 Futures	7.9	2,944
Corn March 2021 Futures	6.6	2,465
Cotton No. 02 March 2021 Futures	1.5	560
Gas Oil March 2021 Futures	1.6	600
Gold 100 oz. February 2021 Futures	14.8	5,506
Hard Red Winter Wheat March 2021 Futures	1.7	634
Lean Hogs February 2021 Futures	1.6	606
Live Cattle February 2021 Futures	3.3	1,227
New York Harbor ULSD March 2021 Futures	1.4	519
Nickel March 2021 Futures	3.0	1,102
NYMEX — Natural Gas March 2022 Futures	8.4	3,136
RBOB Gasoline March 2021 Futures	1.7	619
Silver March 2021 Futures	4.9	1,822
Soybean Meal March 2021 Futures	4.2	1,577
Soybean Oil March 2021 Futures	3.2	1,188
Soybeans March 2021 Futures	7.1	2,628
Sugar No. 11 March 2021 Futures	3.1	1,152
Wheat March 2021 Futures	3.2	1,189
WTI Crude March 2021 Futures	5.6	2,087
Zinc March 2021 Futures	3.6	1,345

Total Long Futures Contracts		$37,230

Total Notional Amount		$37,230

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	31

Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$140	$0	$0	$0	$48	$188
Swap Agreements	0	0	0	0	20	20

	$140	$0	$0	$0	$68	$208

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$96	$0	$96
Purchased Options	0	0	0	1	293	294
Swap Agreements	10,395	17	0	0	0	10,412

	$10,395	$17	$0	$97	$293	$10,802

	$10,535	$17	$0	$97	$361	$11,010

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$206	$0	$0	$0	$0	$206
Futures	189	0	0	0	155	344
Swap Agreements	0	8	0	0	110	118

	$395	$8	$0	$0	$265	$668

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,030	$0	$1,030
Written Options	0	12	0	0	271	283
Swap Agreements	212	0	0	0	0	212

	$212	$12	$0	$1,030	$271	$1,525

	$607	$20	$0	$1,030	$536	$2,193

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(55)	$0	$0	$0	$32	$(23)
Written Options	325	0	0	0	0	325
Futures	(15)	0	0	0	(3,080)	(3,095)
Swap Agreements	0	407	0	0	(1,775)	(1,368)

	$255	$407	$0	$0	$(4,823)	$(4,161)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,123)	$0	$(2,123)
Purchased Options	0	(2)	0	0	851	849
Written Options	(30)	61	0	0	(310)	(279)
Swap Agreements	(17,536)	(54)	0	0	(2,183)	(19,773)

	$(17,566)	$5	$0	$(2,123)	$(1,642)	$(21,326)

	$(17,311)	$412	$0	$(2,123)	$(6,465)	$(25,487)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$114	$0	$0	$0	$4	$118
Written Options	12	0	0	0	0	12
Futures	364	0	0	0	516	880
Swap Agreements	0	201	0	0	818	1,019

	$490	$201	$0	$0	$1,338	$2,029

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(455)	$0	$(455)
Purchased Options	0	0	0	(61)	316	255
Written Options	(28)	4	0	0	(498)	(522)
Swap Agreements	7,060	63	0	0	1,449	8,572

	$7,032	$67	$0	$(516)	$1,267	$7,850

	$7,522	$268	$0	$(516)	$2,605	$9,879

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$11,075	$0	$11,075
Industrials	0	7,338	0	7,338
Utilities	0	2,229	0	2,229
U.S. Government Agencies	0	49,105	0	49,105
U.S. Treasury Obligations	0	296,896	0	296,896
Non-Agency Mortgage-Backed Securities	0	9,978	0	9,978
Asset-Backed Securities	0	23,011	0	23,011
Sovereign Issues	0	38,104	0	38,104
Preferred Securities
Banking & Finance	0	260	0	260
Short-Term Instruments
Repurchase Agreements	0	86,476	0	86,476
Argentina Treasury Bills	0	80	0	80
U.S. Treasury Bills	0	2,341	0	2,341

	$0	$526,893	$0	$526,893

Investments in Affiliates, at Value
Short-Term Instruments

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Central Funds Used for Cash Management Purposes	$5,925	$0	$0	$5,925

Total Investments	$5,925	$526,893	$0	$532,818

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	184	20	0	204
Over the counter	0	10,802	0	10,802

	$184	$10,822	$0	$11,006

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(550)	(118)	0	(668)
Over the counter	0	(1,524)	(1)	(1,525)

	$(550)	$(1,642)	$(1)	$(2,193)

Total Financial Derivative Instruments	$(366)	$9,180	$(1)	$8,813

Totals	$5,559	$536,073	$(1)	$541,631

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	33

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated

Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for

ANNUAL REPORT	|	DECEMBER 31, 2020	35

Notes to Financial Statements	(Cont.)

funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8,2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted

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Notes to Financial Statements	(Cont.)

prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers

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or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$6,714	$113,012	$(113,800)	$(1)	$0	$5,925	$11	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the

Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a

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Notes to Financial Statements	(Cont.)

security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases,

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guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for

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Notes to Financial Statements	(Cont.)

securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

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During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a

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Notes to Financial Statements	(Cont.)

premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance

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with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit

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Notes to Financial Statements	(Cont.)

default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise.

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To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Portfolio may experience substantial losses. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Notes to Financial Statements	(Cont.)

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Model Risk  is the risk that the Portfolio’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Portfolio.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result

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of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the CRRS Subsidiary, the Portfolio is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The CRRS Subsidiary is not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of the CRRS Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on

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Notes to Financial Statements	(Cont.)

unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by

50	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.49%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the

ANNUAL REPORT	|	DECEMBER 31, 2020	51

Notes to Financial Statements	(Cont.)

“Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2020, the amount was $228.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2020, the amount was $424,965. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

52	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$1,086	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,043,414	$1,072,907	$18,835	$16,326

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	276	$1,430	93	$587

Class M	8	44	12	76

Administrative Class	9,532	49,443	5,492	34,815

Advisor Class	2,428	12,855	1,503	9,639
Issued as reinvestment of distributions

Institutional Class	34	165	23	141

Class M	5	23	3	19

Administrative Class	2,627	12,687	1,584	9,891

Advisor Class	1,231	6,025	743	4,700
Cost of shares redeemed

Institutional Class	(269)	(1,445)	(163)	(1,028)

Class M	(26)	(125)	(14)	(90)

Administrative Class	(9,932)	(52,603)	(8,446)	(53,437)

Advisor Class	(2,558)	(14,044)	(2,173)	(13,896)

Net increase (decrease) resulting from Portfolio share transactions	3,356	$14,455	(1,343)	$(8,583)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	DECEMBER 31, 2020	53

Notes to Financial Statements	(Cont.)

As of December 31, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 32% of the Portfolio. One of the shareholders is a related party and comprises 11% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary on August 1, 2006, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 29.3% of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any

54	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Portfolio is treated as qualifying dividends; and (iii) that income inclusion by the Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO CommodityRealReturn® Strategy Portfolio	$0	$3,712	$0	$9,125	$0	$(37,589)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, straddle loss deferrals, hyper inflationary mark to market, and Controlled Foreign Corporation basis adjustment.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommodityRealReturn® Strategy Portfolio	$10,202	$27,387

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	DECEMBER 31, 2020	55

Notes to Financial Statements	(Cont.)	December 31, 2020

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO CommodityRealReturn® Strategy Portfolio	$532,508	$13,761	$(4,584)	$9,177

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, hyper inflationary mark to market, and Controlled Foreign Corporation basis adjustment.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO CommodityRealReturn® Strategy Portfolio	$0	$18,900	$0	$0	$0	$14,751	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

56	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommodityRealReturn® Strategy Portfolio and its subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related consolidated statements of operations and cash flows for the year ended December 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights (consolidated) for each of the five years in the period ended December 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	|	DECEMBER 31, 2020	57

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GSC	Goldman Sachs & Co. LLC	RBC	Royal Bank of Canada

BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CIB	Canadian Imperial Bank of Commerce	MAC	Macquarie Bank Limited	TDL	Toronto Dominion Bank London

DUB	Deutsche Bank AG	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

GLM	Goldman Sachs Bank USA

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	ILS	Israeli Shekel	PEN	Peruvian New Sol

CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar

EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:

CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade	NYMEX	New York Mercantile Exchange

ICE	IntercontinentalExchange®	MEHCO	Magellan East Houston WTI Crude Oil Options	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	JMABNIC2	J.P. Morgan Custom Commodity Index

BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	CPTFEMU	Eurozone HICP ex-Tobacco Index	LLSCO	Light Louisiana Sweet WTI Crude Oil Options

BCOMTR	Bloomberg Commodity Index Total Return	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil

BRENT	Brent Crude	EURMARGIN	European Refined Margin	PIMCODB	PIMCO Custom Commodity Basket

CDX.HY	Credit Derivatives Index - High Yield	EUROBOBCO	Margin Eurobob Gasoline vs. Brent	RBCAEC	Custom Commodity Forward Index

CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index	UKRPI	United Kingdom Retail Prices Index

CIXBSTR3	Custom Commodity Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	ULSD	Ultra-Low Sulfur Diesel

CMBX	Commercial Mortgage-Backed Index	HOBR	Heating Oil Brent Crude	ULSDCO	Ultra-Low Sulfur Diesel Crude

CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	JMABFNJ	J.P. Morgan Custom Commodity Index	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	WTI	West Texas Intermediate

DAC	Designated Activity Company	oz.	Ounce

58	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO CommodityRealReturn® Strategy Portfolio	0.00%	0.00%	$728	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO CommodityRealReturn® Strategy Portfolio	17.75%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	|	DECEMBER 31, 2020	59

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	DECEMBER 31, 2020	61

Privacy Policy[1]	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

62	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other

ANNUAL REPORT	|	DECEMBER 31, 2020	63

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet

64	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

ANNUAL REPORT	|	DECEMBER 31, 2020	65

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

66	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

ANNUAL REPORT	|	DECEMBER 31, 2020	67

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

68	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT03AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO Dynamic Bond Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO Dynamic Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar

4	PIMCO VARIABLE INSURANCE TRUST

LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio's diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Dynamic Bond Portfolio	05/02/11	04/30/12	10/31/14	05/02/11	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO Dynamic Bond Portfolio	(Cont.)

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted

that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Dynamic Bond Portfolio

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2020†§

U.S. Treasury Obligations	28.1%

U.S. Government Agencies	20.9%

Asset-Backed Securities	19.1%

Corporate Bonds & Notes	15.5%

Sovereign Issues	6.9%

Non-Agency Mortgage-Backed Securities	4.5%

Short-Term Instruments‡	3.9%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	Inception≈
PIMCO Dynamic Bond Portfolio Institutional Class	4.97%	4.25%	3.14%
PIMCO Dynamic Bond Portfolio Class M	4.49%	3.78%	2.69%
PIMCO Dynamic Bond Portfolio Administrative Class	4.81%	4.09%	2.79%
PIMCO Dynamic Bond Portfolio Advisor Class	4.70%	3.99%	2.32%
3 Month USD LIBOR±	0.98%	1.51%	0.93%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 1.00% for Institutional Class shares, 1.45% for Class M shares, 1.15% for Administrative Class shares, and 1.25% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to U.S. duration, primarily in the 2 year to 10 year portion of the yield curve, contributed to performance as interest rates in the U.S. decreased.

»	Long exposure to investment grade corporate credit contributed to performance as these securities posted positive returns.

»	Exposure to the U.S. cash rate contributed to performance as 3-month London Inter Bank Offering Rate was positive.

»	Long exposure to emerging market currencies, including long exposure to the Brazilian real and Peruvian sol, detracted from performance as these currencies depreciated in value.

»	Short exposure to U.K duration detracted from performance as interest rates in the U.K. decreased.

»	Short exposure to high yield corporate credit, via the High Yield CDX (Credit Default Swap) Index, detracted from performance as these securities posted positive returns.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

Expense Example	PIMCO Dynamic Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,050.10	$4.56	$1,000.00	$1,021.10	$4.49	0.87%
Class M	1,000.00	1,047.70	6.91	1,000.00	1,018.80	6.81	1.32
Administrative Class	1,000.00	1,049.30	5.34	1,000.00	1,020.34	5.26	1.02
Advisor Class	1,000.00	1,048.80	5.86	1,000.00	1,019.82	5.78	1.12

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights PIMCO Dynamic Bond Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2020	$10.39	$0.31	$0.19	$0.50	$(0.30)	$0.00	$(0.30)

12/31/2019	10.35	0.35	0.17	0.52	(0.48)	0.00	(0.48)

12/31/2018	10.54	0.33	(0.21)	0.12	(0.31)	0.00	(0.31)

12/31/2017	10.21	0.28	0.24	0.52	(0.19)	0.00	(0.19)

12/31/2016	9.92	0.30	0.18	0.48	(0.19)	0.00	(0.19)
Class M

12/31/2020	10.39	0.25	0.21	0.46	(0.26)	0.00	(0.26)

12/31/2019	10.35	0.30	0.17	0.47	(0.43)	0.00	(0.43)

12/31/2018	10.54	0.29	(0.21)	0.08	(0.27)	0.00	(0.27)

12/31/2017	10.21	0.22	0.26	0.48	(0.15)	0.00	(0.15)

12/31/2016	9.92	0.25	0.18	0.43	(0.14)	0.00	(0.14)
Administrative Class

12/31/2020	10.39	0.29	0.20	0.49	(0.29)	0.00	(0.29)

12/31/2019	10.35	0.33	0.17	0.50	(0.46)	0.00	(0.46)

12/31/2018	10.54	0.32	(0.21)	0.11	(0.30)	0.00	(0.30)

12/31/2017	10.21	0.25	0.26	0.51	(0.18)	0.00	(0.18)

12/31/2016	9.92	0.29	0.17	0.46	(0.17)	0.00	(0.17)
Advisor Class

12/31/2020	10.39	0.28	0.20	0.48	(0.28)	0.00	(0.28)

12/31/2019	10.35	0.32	0.17	0.49	(0.45)	0.00	(0.45)

12/31/2018	10.54	0.31	(0.21)	0.10	(0.29)	0.00	(0.29)

12/31/2017	10.21	0.24	0.26	0.50	(0.17)	0.00	(0.17)

12/31/2016	9.92	0.27	0.18	0.45	(0.16)	0.00	(0.16)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.59	4.97%	$25,246	0.87%		0.87%		0.85%		0.85%		2.99%	463%

10.39	5.09	24,788	1.00		1.00		0.85		0.85		3.35	266

10.35	1.18	24,611	1.00		1.00		0.85		0.85		3.16	189

10.54	5.16	30,451	0.92	(d)	0.92	(d)	0.89	(d)	0.89	(d)	2.70	210

10.21	4.89	15,701	0.91		0.91		0.90		0.90		3.02	364

10.59	4.49	403	1.32		1.32		1.30		1.30		2.45	463

10.39	4.62	685	1.45		1.45		1.30		1.30		2.89	266

10.35	0.73	632	1.45		1.45		1.30		1.30		2.74	189

10.54	4.69	685	1.37	(d)	1.37	(d)	1.34	(d)	1.34	(d)	2.13	210

10.21	4.42	672	1.36		1.36		1.35		1.35		2.53	364

10.59	4.81	182,643	1.02		1.02		1.00		1.00		2.78	463

10.39	4.93	259,017	1.15		1.15		1.00		1.00		3.20	266

10.35	1.03	261,278	1.15		1.15		1.00		1.00		3.04	189

10.54	5.01	281,332	1.07	(d)	1.07	(d)	1.04	(d)	1.04	(d)	2.43	210

10.21	4.73	275,774	1.06		1.06		1.05		1.05		2.87	364

10.59	4.70	14,270	1.12		1.12		1.10		1.10		2.73	463

10.39	4.83	15,037	1.25		1.25		1.10		1.10		3.09	266

10.35	0.93	14,310	1.25		1.25		1.10		1.10		2.95	189

10.54	4.90	12,874	1.17	(d)	1.17	(d)	1.14	(d)	1.14	(d)	2.34	210

10.21	4.63	11,461	1.16		1.16		1.15		1.15		2.76	364

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities	PIMCO Dynamic Bond Portfolio	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$338,967
Investments in Affiliates	1,142

Financial Derivative Instruments
Exchange-traded or centrally cleared	19
Over the counter	286
Cash	17
Deposits with counterparty	1,257
Foreign currency, at value	462
Receivable for investments sold	58
Receivable for TBA investments sold	80,785
Receivable for Portfolio shares sold	61
Interest and/or dividends receivable	1,452
Total Assets	424,506

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$50,659

Financial Derivative Instruments
Exchange-traded or centrally cleared	146
Over the counter	1,094
Payable for TBA investments purchased	149,436
Deposits from counterparty	382
Payable for Portfolio shares redeemed	22
Accrued investment advisory fees	114
Accrued supervisory and administrative fees	62
Accrued distribution fees	3
Accrued servicing fees	26
Total Liabilities	201,944

Net Assets	$222,562

Net Assets Consist of:
Paid in capital	$209,051
Distributable earnings (accumulated loss)	13,511

Net Assets	$222,562

Net Assets:

Institutional Class	$25,246
Class M	403
Administrative Class	182,643
Advisor Class	14,270

Shares Issued and Outstanding:

Institutional Class	2,383
Class M	38
Administrative Class	17,239
Advisor Class	1,347

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.59
Class M	10.59
Administrative Class	10.59
Advisor Class	10.59

Cost of investments in securities	$323,383
Cost of investments in Affiliates	$1,142
Cost of foreign currency held	$474
Cost or premiums of financial derivative instruments, net	$1,178

* Includes repurchase agreements of:	$140

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Dynamic Bond Portfolio

Year Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$10,266
Dividends	28
Dividends from Investments in Affiliates	30
Total Income	10,324

Expenses:

Investment advisory fees	1,488
Supervisory and administrative fees	812
Distribution and/or servicing fees - Class M	2
Servicing fees - Administrative Class	347
Distribution and/or servicing fees - Advisor Class	36
Trustee fees	7
Interest expense	50
Miscellaneous expense	2
Total Expenses	2,744
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	2,744

Net Investment Income (Loss)	7,580

Net Realized Gain (Loss):

Investments in securities	7,342
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(2,869)
Over the counter financial derivative instruments	(2,439)
Foreign currency	(60)

Net Realized Gain (Loss)	1,976

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	5,560
Exchange-traded or centrally cleared financial derivative instruments	(3,701)
Over the counter financial derivative instruments	(242)
Foreign currency assets and liabilities	(38)

Net Change in Unrealized Appreciation (Depreciation)	1,579

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,135

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO Dynamic Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$7,580	$9,742
Net realized gain (loss)	1,976	(3,213)
Net change in unrealized appreciation (depreciation)	1,579	8,040

Net Increase (Decrease) in Net Assets Resulting from Operations	11,135	14,569

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(720)	(1,150)
Class M	(14)	(26)
Administrative Class	(6,478)	(11,728)
Advisor Class	(381)	(613)

Total Distributions(a)	(7,593)	(13,517)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(80,507)	(2,356)

Total Increase (Decrease) in Net Assets	(76,965)	(1,304)

Net Assets:

Beginning of year	299,527	300,831
End of year	$222,562	$299,527

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Dynamic Bond Portfolio	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 152.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Caesars Resort Collection LLC
2.897% (LIBOR03M + 2.750%) due 12/23/2024 ~		$291	$286

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		199	206

Charter Communications Operating LLC
1.900% (LIBOR03M + 1.750%) due 02/01/2027 ~		191	190

Dell International LLC
2.750% (LIBOR03M + 2.000%) due 09/19/2025 ~		188	188

RegionalCare Hospital Partners Holdings, Inc.
3.897% (LIBOR03M + 3.750%) due 11/16/2025 ~		456	455

Total Loan Participations and Assignments (Cost $1,309)			1,325

CORPORATE BONDS & NOTES 23.7%

BANKING & FINANCE 12.2%

Aviation Capital Group LLC
1.175% (US0003M + 0.950%) due 06/01/2021 ~		900	895

Barclays PLC
4.375% due 01/12/2026		1,000	1,154

BNP Paribas S.A.
4.705% due 01/10/2025 •		400	445

Credit Suisse AG
6.500% due 08/08/2023 (h)		600	677

Credit Suisse Group AG
2.997% due 12/14/2023 •		550	575
3.750% due 03/26/2025		700	778
6.375% due 08/21/2026 •(g)(h)		300	334

Deutsche Bank AG
2.129% due 11/24/2026 •(i)		200	205
3.547% due 09/18/2031 •		200	217
4.250% due 10/14/2021		1,450	1,487

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		300	336

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	200	243
0.080% due 12/01/2021 •		100	121
1.456% (US0003M + 1.235%) due 02/15/2023 ~		$900	869
2.770% (US0003M + 2.550%) due 01/07/2021 ~		200	200
3.550% due 10/07/2022		300	307
5.596% due 01/07/2022		300	311

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		1,800	2,076

Harley-Davidson Financial Services, Inc.
1.168% (US0003M + 0.940%) due 03/02/2021 ~		800	800

HSBC Holdings PLC
4.292% due 09/12/2026 •		500	570
4.300% due 03/08/2026		500	576
5.875% due 09/28/2026 •(g)(h)	GBP	200	302

Intesa Sanpaolo SpA
3.250% due 09/23/2024		$400	428

LeasePlan Corp. NV
2.875% due 10/24/2024		500	529

Lloyds Banking Group PLC
7.625% due 06/27/2023 •(g)(h)	GBP	856	1,290

Nationwide Building Society
3.766% due 03/08/2024 •		$300	320
4.302% due 03/08/2029 •		1,700	1,977

Natwest Group PLC
4.892% due 05/18/2029 •		200	241
8.625% due 08/15/2021 •(g)(h)		1,200	1,248

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OneMain Finance Corp.
6.125% due 03/15/2024		$400	$437

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		47	49

Park Intermediate Holdings LLC
7.500% due 06/01/2025		400	433

Santander UK PLC
3.400% due 06/01/2021		500	506

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	53	85

Synchrony Bank
3.000% due 06/15/2022		$500	516

UBS AG
5.125% due 05/15/2024 (h)		1,300	1,436
7.625% due 08/17/2022 (h)		250	277

UniCredit SpA
4.129% (US0003M + 3.900%) due 01/14/2022 ~		600	617
7.830% due 12/04/2023		900	1,069

Ursa Re Ltd.
3.808% (T-BILL 3MO + 3.750%) due 12/07/2027 ~		500	503

Wells Fargo & Co.
1.338% due 05/04/2025 •	EUR	1,200	1,528
3.584% due 05/22/2028 •		$200	227

			27,194

INDUSTRIALS 9.9%

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		300	331

Altice Financing S.A.
3.000% due 01/15/2028	EUR	300	354

American Airlines Pass-Through Trust
3.000% due 04/15/2030		$329	323

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		155	158

Boeing Co.
1.950% due 02/01/2024		400	412

Carnival Corp.
11.500% due 04/01/2023		700	810

CCO Holdings LLC
5.000% due 02/01/2028		700	741

Charter Communications Operating LLC
4.908% due 07/23/2025		1,200	1,395
6.484% due 10/23/2045		100	142

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		600	699
7.000% due 06/30/2024		200	234

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		380	97

Dell International LLC
6.020% due 06/15/2026		150	183

Delta Air Lines, Inc.
7.000% due 05/01/2025		400	462

Energy Transfer Partners LP
5.000% due 10/01/2022		1,500	1,593

Exela Intermediate LLC
10.000% due 07/15/2023		300	92

Expedia Group, Inc.
6.250% due 05/01/2025		400	464

GATX Corp.
0.945% (US0003M + 0.720%) due 11/05/2021 ~		900	902

General Electric Co.
3.625% due 05/01/2030		300	343

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		800	836

IRB Holding Corp.
6.750% due 02/15/2026		300	310

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		400	427

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NCL Corp. Ltd.
10.250% due 02/01/2026		$400	$469
12.250% due 05/15/2024		400	481

Nissan Motor Co. Ltd.
1.940% due 09/15/2023	EUR	400	510
4.345% due 09/17/2027		$700	774

NVR, Inc.
3.950% due 09/15/2022		900	947

Ovintiv Exploration, Inc.
5.375% due 01/01/2026		500	537

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		500	560

Petroleos Mexicanos
5.950% due 01/28/2031		200	200

Petronas Capital Ltd.
4.550% due 04/21/2050		400	536

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		800	823

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026		400	428

Royal Caribbean Cruises Ltd.
11.500% due 06/01/2025		300	351

Sands China Ltd.
5.125% due 08/08/2025		600	674

T-Mobile USA, Inc.
3.875% due 04/15/2030		300	348

Toyota Motor Finance Netherlands BV
2.764% due 04/26/2021		900	907

Transocean, Inc.
7.250% due 11/01/2025		600	309

United Airlines Pass-Through Trust
5.875% due 04/15/2029		100	108

Univision Communications, Inc.
9.500% due 05/01/2025		400	447

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	300	423

VMware, Inc.
2.950% due 08/21/2022		$900	934

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	2,240	15

			22,089

UTILITIES 1.6%

Duke Energy Corp.
0.871% (US0003M + 0.650%) due 03/11/2022 ~		$500	503

Pacific Gas & Electric Co.
2.500% due 02/01/2031		300	300
3.150% due 01/01/2026		600	640

Petrobras Global Finance BV
5.999% due 01/27/2028		1,268	1,486
6.250% due 12/14/2026	GBP	100	163

Rio Oil Finance Trust
9.250% due 07/06/2024		$341	379

			3,471

Total Corporate Bonds & Notes (Cost $49,200)			52,754

MUNICIPAL BONDS & NOTES 0.3%

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		125	125

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (d)		3,000	325

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
1.497% due 06/01/2024	$200	$201
1.820% due 06/01/2026	100	100

		626

Total Municipal Bonds & Notes (Cost $658)		751

U.S. GOVERNMENT AGENCIES 31.9%

Freddie Mac
1.481% due 10/25/2021 ~(a)	316	2
4.000% due 08/01/2048	519	554
5.991% due 07/15/2047 •(a)	801	182

Ginnie Mae, TBA
4.000% due 02/01/2051	1,000	1,059

Uniform Mortgage-Backed Security
3.500% due 12/01/2047	301	319
4.000% due 04/01/2048	752	810

Uniform Mortgage-Backed Security, TBA
2.500% due 03/01/2051	34,400	36,144
3.000% due 01/01/2051	30,600	32,058

Total U.S. Government Agencies (Cost $70,841)		71,128

U.S. TREASURY OBLIGATIONS 42.9%

U.S. Treasury Bonds
2.875% due 11/15/2046	150	191

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2021	6,811	6,835
0.125% due 01/15/2030 (k)	1,518	1,694
0.250% due 01/15/2025 (k)	6,112	6,597
0.250% due 07/15/2029 (k)	1,018	1,153
0.375% due 07/15/2025	428	471
0.375% due 07/15/2027 (k)	3,193	3,594
2.000% due 01/15/2026 (o)	853	1,014
2.375% due 01/15/2025	967	1,130
2.375% due 01/15/2027	13	16

U.S. Treasury Notes
0.250% due 09/30/2025	700	697
0.625% due 08/15/2030	400	390
0.875% due 11/15/2030	2,700	2,690
1.250% due 07/31/2023	1,098	1,129
1.250% due 08/31/2024 (k)	6,400	6,639
1.750% due 09/30/2022	5,700	5,861
1.875% due 07/31/2022	5,200	5,344
2.000% due 05/31/2021 (m)	1,100	1,109
2.000% due 12/31/2021 (m)	3,600	3,668
2.000% due 07/31/2022 (k)(o)	11,400	11,737
2.000% due 11/30/2022 (m)(o)	1,000	1,036
2.000% due 04/30/2024 (o)	700	742
2.125% due 09/30/2021 (k)(m)	16,500	16,747
2.250% due 12/31/2023 (k)	4,150	4,409
2.250% due 01/31/2024 (k)	1,270	1,351
2.500% due 05/15/2024 (k)	1,800	1,940
2.750% due 05/31/2023	80	85
2.750% due 07/31/2023	2,824	3,013
2.750% due 08/31/2023 (k)	3,522	3,765
2.875% due 09/30/2023 (o)	290	312
2.875% due 11/30/2023 (o)	70	76

Total U.S. Treasury Obligations (Cost $91,741)		95,435

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.9%

American Home Mortgage Assets Trust
0.568% due 06/25/2037 •	592	566

Banc of America Funding Trust
0.312% due 02/20/2047 •	563	603
0.532% due 07/20/2036 •	931	916

Banc of America Mortgage Trust
3.227% due 06/25/2035 ~	54	50

BCAP LLC Trust
5.250% due 06/26/2036	377	224

Bear Stearns Adjustable Rate Mortgage Trust
2.635% due 01/25/2035 ~	7	7
3.176% due 11/25/2034 ~	377	321

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CBA Commercial Small Balance Commercial Mortgage
0.648% due 06/25/2038 •		$798	$520

Countrywide Alternative Loan Trust
0.318% due 01/25/2037 ^•		87	106
0.332% due 02/20/2047 ^•		215	165
5.500% due 04/25/2035		646	553
6.000% due 02/25/2037 ^		330	235
6.500% due 11/25/2037 ^		439	306

Countrywide Home Loan Mortgage Pass-Through Trust
3.090% due 08/25/2034 ~		79	78
3.328% due 02/20/2036 ~		243	241

Credit Suisse Mortgage Capital Certificates
0.810% due 12/27/2035 •		234	234

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.478% due 08/25/2037 ^•		439	358

Downey Savings & Loan Association Mortgage Loan Trust
0.342% due 10/19/2036 •		439	383

First Horizon Alternative Mortgage Securities Trust
2.226% due 06/25/2034 ~		89	89
2.553% due 06/25/2036 ^~		157	143
2.556% due 01/25/2036 ^~		145	103

First Horizon Mortgage Pass-Through Trust
2.933% due 11/25/2037 ^~		756	559

GSMPS Mortgage Loan Trust
8.000% due 01/25/2035		418	475

HarborView Mortgage Loan Trust
0.972% due 11/19/2034 ^•		31	28

IndyMac Mortgage Loan Trust
0.568% due 04/25/2046 •		1,642	1,524
3.013% due 10/25/2034 ~		19	19
3.303% due 08/25/2037 ^~		242	204

Lehman XS Trust
0.373% due 08/25/2046 •		358	339

Mortgage Equity Conversion Asset Trust
0.590% due 05/25/2042 •		506	474

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		334	363

RBSSP Resecuritization Trust
0.400% due 02/26/2037 •		188	188

Residential Accredit Loans, Inc. Trust
5.775% due 09/25/2037 ~		824	703

RMAC Securities PLC
0.191% due 06/12/2044 •	GBP	979	1,279

Structured Asset Mortgage Investments Trust
0.348% due 08/25/2036 •		$147	307

Thornburg Mortgage Securities Trust
1.398% due 06/25/2037 ^•		26	25
1.589% due 06/25/2037 •		232	221

Towd Point Mortgage Funding PLC
1.073% due 10/20/2051 •	GBP	1,381	1,896

WaMu Mortgage Pass-Through Certificates Trust
0.608% due 04/25/2045 •		$40	40

Washington Mutual Mortgage Pass-Through Certificates Trust
1.598% due 09/25/2035 ^•		482	422

Total Non-Agency Mortgage-Backed Securities (Cost $14,536)			15,267

ASSET-BACKED SECURITIES 29.3%

Accredited Mortgage Loan Trust
0.778% due 09/25/2035 •		1,000	910

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	1,500	1,833

Ares European Clo Designated Activity Co.
1.120% due 10/21/2033 •		750	916

Argent Securities Trust
0.298% due 07/25/2036 •		$643	570

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.908% due 02/25/2036 •		1,370	1,252

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Funding Certificates Trust
0.308% due 01/25/2037 •		$2,423	$1,723
0.368% due 01/25/2037 •		1,686	1,210

Asset-Backed Securities Corp. Home Equity Loan Trust
1.168% due 07/25/2035 •		4,263	4,201

Bear Stearns Asset-Backed Securities Trust
0.823% due 11/25/2035 ^•		837	835
0.883% due 09/25/2035 •		956	953

Belle Haven ABS CDO Ltd.
0.611% due 11/03/2044 •		538	226

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	1,000	1,221

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •		$468	471
1.648% due 10/25/2037 •		900	898

Citigroup Mortgage Loan Trust, Inc.
0.823% due 10/25/2035 ^•		1,000	996

Countrywide Asset-Backed Certificates
0.288% due 08/25/2037 •		1,077	1,063
0.288% due 08/25/2037 ^•		430	396
0.288% due 06/25/2047 ^•		460	428
0.298% due 04/25/2047 ^•		289	281
0.328% due 11/25/2047 ^•		332	327
0.358% due 05/25/2047 ^•		1,568	1,492
0.408% due 12/25/2036 ^•		297	281
4.591% due 07/25/2036 þ		300	305

Countrywide Asset-Backed Certificates Trust
1.153% due 08/25/2035 •		627	628
6.095% due 08/25/2035 þ		217	225

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.511% due 03/25/2037 ^þ		2,219	1,164

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	1,000	1,222

First Franklin Mortgage Loan Trust
0.868% due 11/25/2035 •		$2,996	2,856

GSAA Home Equity Trust
0.708% due 07/25/2037 •		2,876	1,571
5.985% due 06/25/2036 ~		1,032	423

GSAMP Trust
0.348% due 11/25/2036 •		906	575
0.378% due 03/25/2047 •		2,000	1,769

Home Equity Asset Trust
1.183% due 08/25/2035 •		1,900	1,887

HSI Asset Securitization Corp. Trust
0.368% due 12/25/2036 •		1,993	802
0.588% due 12/25/2036 •		560	231

Jamestown CLO Ltd.
0.927% due 07/15/2026 •		23	23

JPMorgan Mortgage Acquisition Corp.
0.658% due 02/25/2036 ^•		1,021	1,010

Long Beach Mortgage Loan Trust
0.668% due 08/25/2045 •		862	838
1.063% due 08/25/2035 •		2,000	1,738

MASTR Specialized Loan Trust
0.518% due 01/25/2037 •		1,418	803

Morgan Stanley ABS Capital, Inc. Trust
0.288% due 11/25/2036 •		174	109
0.288% due 05/25/2037 •		583	510
0.298% due 10/25/2036 •		421	276
0.398% due 07/25/2036 •		369	330
0.448% due 07/25/2036 •		724	391
0.688% due 12/25/2034 •		514	501

Morgan Stanley Capital, Inc. Trust
0.508% due 03/25/2036 •		15	13
0.728% due 01/25/2036 •		235	230

Morgan Stanley Home Equity Loan Trust
0.288% due 12/25/2036 •		1,971	1,181
0.668% due 04/25/2036 •		2,710	2,204

Morgan Stanley IXIS Real Estate Capital Trust
0.448% due 07/25/2036 •		1,471	795

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.548% due 02/25/2037 ^•		2,062	761

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust
0.478% due 04/25/2037 •		$2,883	$1,903

Palmer Square Loan Funding Ltd.
1.024% due 02/20/2028 •		792	788
1.188% due 04/20/2027 •		734	733

Residential Asset Securities Corp. Trust
0.838% due 11/25/2035 •		3,100	3,085

Securitized Asset-Backed Receivables LLC Trust
0.808% due 08/25/2035 ^•		587	458
0.913% due 02/25/2034 •		265	262

Sierra Madre Funding Ltd.
0.533% due 09/07/2039 •		419	383
0.553% due 09/07/2039 •		2,256	2,064

SoFi Consumer Loan Program LLC
2.770% due 05/25/2026		25	25

Sound Point CLO Ltd.
1.359% due 01/23/2029 •		1,500	1,498

Structured Asset Securities Corp. Mortgage Loan Trust
1.153% due 11/25/2035 •		1,000	978

Terwin Mortgage Trust
0.518% due 01/25/2037 •		969	455

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		809	855

Triaxx Prime CDO Ltd.
0.413% due 10/02/2039 •		92	34

Venture CLO Ltd.
1.254% due 08/28/2029 •		1,600	1,596
1.366% due 10/22/2031 •		1,400	1,402

Wells Fargo Home Equity Asset-Backed Securities Trust
0.378% due 04/25/2037 •		785	764

Total Asset-Backed Securities (Cost $59,946)			65,137

SOVEREIGN ISSUES 10.5%

Argentina Government International Bond
0.125% due 07/09/2030 þ		780	315
0.125% due 07/09/2035 þ		1,399	513
1.000% due 07/09/2029		60	26
1.000% due 08/05/2021 (f)	ARS	28,985	207
15.500% due 10/17/2026		1,460	3
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~		2,373	16

Autonomous City of Buenos Aires Argentina
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~		2,730	18

China Development Bank
3.230% due 01/10/2025	CNY	22,500	3,451
3.340% due 07/14/2025		20,100	3,091

Israel Government International Bond
3.875% due 07/03/2050		$400	482

Kuwait International Government Bond
3.500% due 03/20/2027		1,300	1,480

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Zealand Government International Bond
2.000% due 09/20/2025 (f)	NZD	222	$179
3.000% due 09/20/2030 (f)		879	845

Peru Government International Bond
6.150% due 08/12/2032	PEN	2,000	678
6.350% due 08/12/2028		5,800	2,037

Provincia de Buenos Aires
34.187% due 05/31/2022	ARS	440	3
36.050% due 04/12/2025		930	5

Qatar Government International Bond
3.875% due 04/23/2023		$700	753
4.500% due 04/23/2028		200	243

Saudi Government International Bond
3.625% due 03/04/2028		500	561

Slovenia Government International Bond
5.250% due 02/18/2024		300	345

South Africa Government International Bond
4.850% due 09/30/2029		700	745
10.500% due 12/21/2026	ZAR	71,900	5,805

Turkey Government International Bond
5.750% due 03/22/2024		$200	211
6.350% due 08/10/2024		600	645
7.250% due 12/23/2023		600	657

Total Sovereign Issues (Cost $21,498)			23,314

		SHARES
PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.7%

AGFC Capital Trust
1.987% (US0003M + 1.750%) due 01/15/2067 ~		100,000	44

Bank of America Corp.
4.300% due 01/28/2025 •(g)		400,000	413
5.875% due 03/15/2028 •(g)		200,000	226

JPMorgan Chase & Co.
3.684% (US0003M + 3.470%) due 04/30/2021 ~(g)		342,000	340

Nationwide Building Society
10.250% ~		2,250	545

			1,568

UTILITIES 0.1%

AT&T, Inc.
2.875% due 03/02/2025 •(g)		200,000	246

Total Preferred Securities (Cost $1,692)			1,814

SHORT-TERM INSTRUMENTS 5.4%

REPURCHASE AGREEMENTS (j) 0.1%
			140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.2%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (f)	ARS	5,120	$35

Pacific Gas & Electric Co.
1.600% (US0003M + 1.375%) due 11/15/2021 ~		$500	501

			536

ARGENTINA TREASURY BILLS 0.1%
(3.480)% due 09/13/2021 (d)(e)	ARS	17,959	131
1.604% due 03/31/2021 ~		13,600	95

			226

JAPAN TREASURY BILLS 5.0%
(0.087)% due 03/22/2021 (d)(e)	JPY	1,150,000	11,140

Total Short-Term Instruments (Cost $11,962)			12,042

Total Investments in Securities (Cost $323,383)			338,967

		SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%

PIMCO Short-Term Floating NAV Portfolio III		115,814	1,142

Total Short-Term Instruments (Cost $1,142)			1,142

Total Investments in Affiliates (Cost $1,142)			1,142

Total Investments 152.8% (Cost $324,525)			$340,109

Financial Derivative Instruments (l)(n) (0.4)% (Cost or Premiums, net $1,178)			(935)

Other Assets and Liabilities, net (52.4)%			(116,612)

Net Assets 100.0%			$222,562

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)

(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$ 200	$205	0.09%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$140	U.S. Treasury Bills 0.000% due 12/30/2021	$(143)	$140	$140

Total Repurchase Agreements						$(143)	$140	$140

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	0.170%	11/18/2020	01/19/2021	$(2,035)	$(2,036)
BOS	0.160	12/01/2020	01/04/2021	(622)	(623)
	0.160	12/02/2020	01/07/2021	(19,026)	(19,028)
	0.160	12/14/2020	01/14/2021	(1,352)	(1,352)
	0.160	12/17/2020	01/19/2021	(9,088)	(9,089)
	0.170	11/18/2020	01/19/2021	(17,399)	(17,403)
	0.170	12/11/2020	01/19/2021	(1,128)	(1,128)

Total Reverse Repurchase Agreements					$(50,659)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOM	$0	$(2,036)	$0	$(2,036)	$2,019	$(17)
BOS	0	(48,623)	0	(48,623)	48,668	45
FICC	140	0	0	140	(143)	(3)

Total Borrowings and Other Financing Transactions	$140	$(50,659)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(50,659)	$0	$0	$(50,659)

Total Borrowings	$0	$(50,659)	$0	$0	$(50,659)

Payable for reverse repurchase agreements					$(50,659)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

(k)	Securities with an aggregate market value of $50,687 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(16,452) at a weighted average interest rate of 0.218%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond March Futures	03/2021	76	$14,113	$102	$6	$0
Euro-Bund 10-Year Bond March Futures	03/2021	9	1,953	1	0	(1)
U.S. Treasury 5-Year Note March Futures	03/2021	19	2,397	6	1	0

				$109	$7	$(1)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2021	81	$(11,184)	$(6)	$0	$(9)
U.S. Treasury 30-Year Bond March Futures	03/2021	79	(13,682)	175	0	(27)

				$169	$0	$(36)

Total Futures Contracts				$278	$7	$(37)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	0.554%	$	700	$(2)	$13	$11	$0	$0
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.635	EUR	700	2	12	14	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.199	$	400	10	(4)	6	0	0

							$10	$21	$31	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$	92	$(3)	$(6)	$(9)	$0	$0
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025		7,400	(338)	(366)	(704)	0	(15)
iTraxx Europe Main 32 05-Year Index	(1.000)	Quarterly	12/20/2024	EUR	1,700	(44)	(4)	(48)	0	0
iTraxx Europe Senior 27 05-Year Index	(1.000)	Quarterly	06/20/2022		2,500	(15)	(26)	(41)	0	0

						$(400)	$(402)	$(802)	$0	$(15)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$	445	$15	$24	$39	$1	$0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		200	2	1	3	0	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		400	9	1	10	0	0

						$26	$26	$52	$1	$0

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2025	GBP	4,800	$(1)	$(167)	$(168)	$0	$(6)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.000	Annual	06/16/2026		11,800	(2)	7	5	0	(18)
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	14,700	0	0	0	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		11,800	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		3,500	0	0	0	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		5,100	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		3,500	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	3.360	Maturity	01/03/2022		109,000	4	166	170	0	0
Pay	1-Year BRL-CDI	3.364	Maturity	01/03/2022		51,500	0	70	70	0	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	2,100	0	20	20	0	0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022		600	0	6	6	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		900	4	7	11	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		700	0	13	13	0	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		700	0	14	14	1	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		400	0	8	8	0	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		200	0	4	4	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		1,100	1	19	20	1	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	$	11,600	1,004	(1,683)	(679)	0	(13)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		17,200	1,075	(3,055)	(1,980)	0	(23)
Pay	3-Month USD-LIBOR	1.400	Semi-Annual	12/29/2050		2,300	(15)	8	(7)	8	0
Receive(6)	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		5,000	162	178	340	0	(22)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	820,000	(16)	(132)	(148)	1	0
Pay	6-Month JPY-LIBOR	0.104	Semi-Annual	09/09/2029		89,000	0	(9)	(9)	0	0
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029		89,000	0	(7)	(7)	0	0
Pay	6-Month JPY-LIBOR	0.015	Semi-Annual	09/17/2029		91,000	0	(2)	(2)	0	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/25/2029		134,000	0	(10)	(10)	0	0
Pay	6-Month JPY-LIBOR	0.085	Semi-Annual	09/27/2029		108,000	0	(9)	(9)	0	0
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	2,100	1	284	285	0	(12)

							$2,217	$(4,273)	$(2,056)	$11	$(94)

Total Swap Agreements							$1,853	$(4,628)	$(2,775)	$12	$(109)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$7	$12	$19	$0	$(37)	$(109)	$(146)

(m)

Securities with an aggregate market value of $3,128 and cash of $1,257 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021		$238	ZAR	3,643	$9	$0
	01/2021	ZAR	7,549		$481	0	(31)
	02/2021	PEN	1,442		401	2	0
	02/2021		$575	RUB	43,016	4	0
	03/2021		898	COP	3,248,131	52	0

BPS	01/2021	CAD	1,556		$1,200	0	(22)
	01/2021		$352	EUR	289	1	0
	01/2021		255	GBP	189	3	0
	01/2021		447	MXN	8,868	0	(2)

BRC	03/2021	JPY	248,122		$2,390	0	(15)

CBK	01/2021	NZD	1,004		706	0	(16)
	01/2021	ZAR	28,684		1,831	0	(116)
	03/2021		$122	MXN	2,747	15	0

DUB	01/2021	BRL	380		$73	0	0
	01/2021		$87	BRL	380	0	(13)

GLM	01/2021	BRL	5,741		$1,130	24	0
	01/2021	PEN	1,288		358	2	0
	01/2021		$1,136	BRL	5,741	0	(31)
	02/2021		1,129		5,741	0	(24)
	02/2021		141	RUB	10,728	4	0
	03/2021	CNH	42,989		$6,511	0	(69)

HUS	01/2021	BRL	380		59	0	(15)
	01/2021	GBP	2,975		3,979	0	(90)
	01/2021		$73	BRL	380	0	0
	01/2021		530	MXN	10,916	17	0
	01/2021	ZAR	38,080		$2,419	0	(166)
	02/2021		$96	RUB	7,145	1	0
	03/2021	JPY	901,878		$8,686	0	(56)

SCX	01/2021	EUR	10,159		12,166	0	(244)
	01/2021		$257	ZAR	3,774	0	(1)
	02/2021	EUR	10,159		$12,438	19	0

UAG	02/2021		$310	RUB	23,619	8	0

Total Forward Foreign Currency Contracts						$161	$(911)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.306%	10/29/2021	100	$7	$5
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.306	10/29/2021	100	7	8

CBK	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.370	10/25/2021	200	14	11
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.370	10/25/2021	200	14	15

GLM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.365	10/22/2021	300	22	16
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.365	10/22/2021	300	22	22

Total Purchased Options							$86	$77

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000%	01/20/2021	100	$0	$0
BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	1,600	(5)	0
BRC	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	1,000	(2)	0
GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	500	(1)	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	400	0	0

						$(8)	$0

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	21

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.013%	01/25/2021	2,000	$(12)	$(16)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.016	01/25/2021	2,000	(12)	(8)

							$(24)	$(24)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2051	$101.563	01/07/2021	200	$(1)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2051	101.672	01/07/2021	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.141	03/04/2021	900	(3)	(1)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 03/01/2051	102.906	03/11/2021	300	(1)	(2)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2051	103.367	01/14/2021	700	(3)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2051	103.594	01/14/2021	700	(3)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 02/01/2051	103.773	02/11/2021	700	(1)	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	103.578	03/11/2021	500	(1)	(2)
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	104.000	03/11/2021	200	0	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051 «	104.125	04/14/2021	300	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 02/01/2051	99.688	02/04/2021	300	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	102.188	02/04/2021	500	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	102.266	02/04/2021	700	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.125	03/04/2021	400	(1)	0

					$(21)	$(12)

Total Written Options					$(53)	$(36)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	UBS AG	(1.000)%	Quarterly	06/20/2024	0.599%	$100	$6	$(7)	$0	$(1)

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.136%	$100	$(3)	$3	$0	$0

BRC	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.136	500	(16)	18	2	0

CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.638	200	1	2	3	0

GST	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.136	400	(13)	15	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.432	200	(3)	7	4	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.542	1,600	(71)	42	0	(29)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	2.676	100	(12)	6	0	(6)

MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.406	100	1	1	2	0

							$(116)	$94	$13	$(35)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$992	$(209)	$163	$0	$(46)
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	635	(135)	105	0	(30)
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	754	(160)	125	0	(35)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,600	(55)	76	21	0
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,100	(39)	53	14	0

						$(598)	$522	$35	$(111)

Total Swap Agreements						$(708)	$609	$48	$(147)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$67	$0	$0	$67	$(31)	$0	$(47)	$(78)	$(11)	$0	$(11)
BPS	4	13	0	17	(24)	0	0	(24)	(7)	0	(7)
BRC	0	0	2	2	(15)	0	(30)	(45)	(43)	265	222
CBK	15	26	3	44	(132)	0	0	(132)	(88)	0	(88)
DUB	0	0	0	0	(13)	0	0	(13)	(13)	32	19
FAR	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GLM	30	38	0	68	(124)	0	0	(124)	(56)	0	(56)
GST	0	0	6	6	0	0	(35)	(35)	(29)	61	32
HUS	18	0	0	18	(327)	0	0	(327)	(309)	265	(44)
JPM	0	0	0	0	0	(11)	0	(11)	(11)	0	(11)
MYC	0	0	23	23	0	(24)	(35)	(59)	(36)	(32)	(68)
SCX	19	0	0	19	(245)	0	0	(245)	(226)	286	60
UAG	8	0	14	22	0	0	0	0	22	0	22

Total Over the Counter	$161	$77	$48	$286	$(911)	$(36)	$(147)	$(1,094)

(o)

Securities with an aggregate market value of $1,006 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	23

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7
Swap Agreements	0	1	0	0	11	12

	$0	$1	$0	$0	$18	$19

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$161	$0	$161
Purchased Options	0	0	0	0	77	77
Swap Agreements	0	48	0	0	0	48

	$0	$48	$0	$161	$77	$286

	$0	$49	$0	$161	$95	$305

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$37	$37
Swap Agreements	0	15	0	0	94	109

	$0	$15	$0	$0	$131	$146

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$911	$0	$911
Written Options	0	0	0	0	36	36
Swap Agreements	0	147	0	0	0	147

	$0	$147	$0	$911	$36	$1,094

	$0	$162	$0	$911	$167	$1,240

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$10	$10
Futures	0	0	0	0	1,711	1,711
Swap Agreements	0	(780)	0	0	(3,810)	(4,590)

	$0	$(780)	$0	$0	$(2,089)	$(2,869)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,454)	$0	$(2,454)
Purchased Options	0	0	0	0	550	550
Written Options	0	62	0	0	(247)	(185)
Swap Agreements	0	(348)	0	0	(2)	(350)

	$0	$(286)	$0	$(2,454)	$301	$(2,439)

	$0	$(1,066)	$0	$(2,454)	$(1,788)	$(5,308)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$503	$503
Swap Agreements	0	(455)	0	0	(3,749)	(4,204)

	$0	$(455)	$0	$0	$(3,246)	$(3,701)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(597)	$0	$(597)
Purchased Options	0	0	0	0	(9)	(9)
Written Options	0	7	0	0	9	16
Swap Agreements	0	348	0	0	0	348

	$0	$355	$0	$(597)	$0	$(242)

	$0	$(100)	$0	$(597)	$(3,246)	$(3,943)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,325	$0	$1,325
Corporate Bonds & Notes
Banking & Finance	0	27,194	0	27,194
Industrials	0	22,089	0	22,089
Utilities	0	3,471	0	3,471
Municipal Bonds & Notes
Texas	0	125	0	125
West Virginia	0	626	0	626
U.S. Government Agencies	0	71,128	0	71,128
U.S. Treasury Obligations	0	95,435	0	95,435
Non-Agency Mortgage-Backed Securities	0	15,267	0	15,267
Asset-Backed Securities	0	65,137	0	65,137
Sovereign Issues	0	23,314	0	23,314
Preferred Securities
Banking & Finance	0	1,568	0	1,568
Utilities	0	246	0	246
Short-Term Instruments
Repurchase Agreements	0	140	0	140
Short-Term Notes	0	536	0	536
Argentina Treasury Bills	0	226	0	226
Japan Treasury Bills	0	11,140	0	11,140

	$0	$338,967	$0	$338,967

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,142	$0	$0	$1,142

Total Investments	$1,142	$338,967	$0	$340,109

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	7	12	0	19
Over the counter	0	286	0	286

	$7	$298	$0	$305

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(37)	(109)	0	(146)
Over the counter	0	(1,093)	(1)	(1,094)

	$(37)	$(1,202)	$(1)	$(1,240)

Total Financial Derivative Instruments	$(30)	$(904)	$(1)	$(935)

Totals	$1,112	$338,063	$(1)	$339,174

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	25

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Dynamic Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation   The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	|	DECEMBER 31, 2020	27

Notes to Financial Statements	(Cont.)

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8,2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

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Notes to Financial Statements	(Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared

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swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,711	$64,029	$(64,600)	$2	$0	$1,142	$30	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Notes to Financial Statements	(Cont.)

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable

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on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements	(Cont.)

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in

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interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the

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Notes to Financial Statements	(Cont.)

contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of

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Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements   on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced

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Notes to Financial Statements	(Cont.)

index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements   may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Notes to Financial Statements	(Cont.)

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk   The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets   Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk   Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

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Operational Risk   An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk   As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the

Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared

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Notes to Financial Statements	(Cont.)

OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee   PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee   PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class

0.55%	0.30%	0.30%	0.30%	0.30%

(c) Distribution and Servicing Fees   PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses   PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation   Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital

ANNUAL REPORT	|	DECEMBER 31, 2020	43

Notes to Financial Statements	(Cont.)

gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,682,905	$1,745,043	$35,587	$43,884

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	107	$1,086	87	$906

Class M	6	56	9	94

Administrative Class	2,278	23,405	2,123	22,110

Advisor Class	254	2,601	304	3,155
Issued as reinvestment of distributions

Institutional Class	70	720	110	1,150

Class M	1	14	3	26

Administrative Class	634	6,478	1,126	11,728

Advisor Class	37	381	59	613
Cost of shares redeemed

Institutional Class	(180)	(1,847)	(188)	(1,950)

Class M	(35)	(356)	(7)	(70)

Administrative Class	(10,605)	(109,052)	(3,557)	(37,015)

Advisor Class	(391)	(3,993)	(298)	(3,103)

Net increase (decrease) resulting from Portfolio share transactions	(7,824)	$(80,507)	(229)	$(2,356)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 76% of the Portfolio. One of the shareholders is a related party and comprises 65% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Dynamic Bond Portfolio	$0	$3,821	$0	$9,698	$(8)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, passive foreign investment companies (PFICs), hyper inflationary mark to market, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dynamic Bond Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Dynamic Bond Portfolio	$327,075	$19,183	$(9,454)	$9,729

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), hyper inflationary mark to market, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020						December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Dynamic Bond Portfolio	$0	$7,593	$0	$0	$0	$13,517	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	DECEMBER 31, 2020	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Dynamic Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Dynamic Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.

BOM	Bank of Montreal	FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC

BOS	BofA Securities, Inc.	FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford

BRC	Barclays Bank PLC	GST	Goldman Sachs International	UBS	UBS Securities LLC

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.

Currency Abbreviations:

ARS	Argentine Peso	COP	Colombian Peso	NZD	New Zealand Dollar

BRL	Brazilian Real	EUR	Euro	PEN	Peruvian New Sol

CAD	Canadian Dollar	GBP	British Pound	RUB	Russian Ruble

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	USD (or $)	United States Dollar

CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	SONIO	Sterling Overnight Interbank Average Rate

BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	DAC	Designated Activity Company	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	|	DECEMBER 31, 2020	47

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)

PIMCO Dynamic Bond Portfolio	0.00%	0.00%	$7,593	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO Dynamic Bond Portfolio	60.19%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

48	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	DECEMBER 31, 2020	49

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO- Sponsored Interval Funds and PIMCO- Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO- Sponsored Interval Funds and PIMCO- Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO- Sponsored Interval Funds and PIMCO- Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO- Sponsored Interval Funds and PIMCO- Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

50	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	|	DECEMBER 31, 2020	51

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary

ANNUAL REPORT	|	DECEMBER 31, 2020	53

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

ANNUAL REPORT	|	DECEMBER 31, 2020	55

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	|	DECEMBER 31, 2020	57

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT19AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO Emerging Markets Bond Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO Emerging Markets Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through

4	PIMCO VARIABLE INSURANCE TRUST

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve their investment objectives. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Emerging Markets Bond Portfolio	09/30/02	04/30/12	11/10/14	09/30/02	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO Emerging Markets Bond Portfolio (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2020

Geographic Breakdown as of December 31, 2020†§

Mexico	7.4%

Indonesia	7.0%

Short-Term Instruments‡	5.2%

Turkey	4.6%

South Africa	4.2%

United Arab Emirates	4.1%

United States	3.8%

Luxembourg	3.7%

Cayman Islands	3.4%

Russia	3.3%

Brazil	3.2%

Qatar	3.1%

Saudi Arabia	3.0%

Dominican Republic	2.5%

Ukraine	2.1%

Argentina	2.1%

Chile	2.1%

Egypt	1.9%

Nigeria	1.9%

Kazakhstan	1.7%

Peru	1.6%

Panama	1.5%

Philippines	1.4%

Colombia	1.2%

Ivory Coast	1.2%

Oman	1.2%

Romania	1.2%

Ghana	1.2%

India	1.1%

Ireland	1.1%

Netherlands	1.1%

China	1.1%

Angola	1.1%

Other	13.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	10 Years	Inception≈
PIMCO Emerging Markets Bond Portfolio Institutional Class	6.87%	7.91%	—	4.72%
PIMCO Emerging Markets Bond Portfolio Class M	6.38%	7.43%	—	4.81%
PIMCO Emerging Markets Bond Portfolio Administrative Class	6.71%	7.75%	5.33%	8.76%
PIMCO Emerging Markets Bond Portfolio Advisor Class	6.60%	7.64%	5.22%	6.03%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global±	5.88%	6.84%	5.97%	8.80%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/2002.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi sovereign entities: Brady bonds, loans, and Eurobonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 0.87% for Institutional Class shares, 1.32% for Class M shares, 1.02% for Administrative Class shares, and 1.12% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to emerging market external spread duration contributed to performance, as emerging market external spreads widened.

»	Underweight exposure to Lebanese external debt contributed to performance, as the Lebanon emerging market external debt sub-index decreased.

»	Overweight exposure to Venezuelan external debt detracted from performance, as the Venezuelan emerging market external debt sub-index decreased.

»	Underweight exposure to United Arab Emirates external debt detracted from performance, as the United Arab Emirates emerging market external debt sub-index increased.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

Expense Example PIMCO Emerging Markets Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,095.60	$4.82	$1,000.00	$1,020.95	$4.65	0.90%
Class M	1,000.00	1,093.10	7.22	1,000.00	1,018.65	6.96	1.35
Administrative Class	1,000.00	1,094.80	5.62	1,000.00	1,020.18	5.42	1.05
Advisor Class	1,000.00	1,094.30	6.15	1,000.00	1,019.67	5.93	1.15

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights PIMCO Emerging Markets Bond Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2020	$13.19	$0.55	$0.30	$0.85	$(0.60)	$0.00	$(0.60)

12/31/2019	12.01	0.57	1.20	1.77	(0.59)	0.00	(0.59)

12/31/2018	13.14	0.51	(1.11)	(0.60)	(0.53)	0.00	(0.53)

12/31/2017	12.58	0.65	0.59	1.24	(0.68)	0.00	(0.68)

12/31/2016	11.70	0.67	0.88	1.55	(0.67)	0.00	(0.67)
Class M

12/31/2020	13.19	0.49	0.31	0.80	(0.55)	0.00	(0.55)

12/31/2019	12.01	0.51	1.20	1.71	(0.53)	0.00	(0.53)

12/31/2018	13.14	0.45	(1.10)	(0.65)	(0.48)	0.00	(0.48)

12/31/2017	12.58	0.60	0.58	1.18	(0.62)	0.00	(0.62)

12/31/2016	11.70	0.61	0.89	1.50	(0.62)	0.00	(0.62)
Administrative Class

12/31/2020	13.19	0.53	0.30	0.83	(0.58)	0.00	(0.58)

12/31/2019	12.01	0.55	1.20	1.75	(0.57)	0.00	(0.57)

12/31/2018	13.14	0.48	(1.10)	(0.62)	(0.51)	0.00	(0.51)

12/31/2017	12.58	0.64	0.58	1.22	(0.66)	0.00	(0.66)

12/31/2016	11.70	0.64	0.90	1.54	(0.66)	0.00	(0.66)
Advisor Class

12/31/2020	13.19	0.51	0.31	0.82	(0.57)	0.00	(0.57)

12/31/2019	12.01	0.54	1.19	1.73	(0.55)	0.00	(0.55)

12/31/2018	13.14	0.47	(1.10)	(0.63)	(0.50)	0.00	(0.50)

12/31/2017	12.58	0.62	0.59	1.21	(0.65)	0.00	(0.65)

12/31/2016	11.70	0.64	0.88	1.52	(0.64)	0.00	(0.64)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$13.44	6.87%	$54,693	0.95%	0.95%	0.85%	0.85%	4.26%	106%

13.19	14.94	47,874	0.87	0.87	0.85	0.85	4.42	65

12.01	(4.59)	41,154	0.86	0.86	0.85	0.85	4.08	29

13.14	10.03	34,246	0.85	0.85	0.85	0.85	5.03	35

12.58	13.48	21,191	0.85	0.85	0.85	0.85	5.37	33

13.44	6.38	764	1.40	1.40	1.30	1.30	3.82	106

13.19	14.43	867	1.32	1.32	1.30	1.30	3.98	65

12.01	(5.02)	889	1.31	1.31	1.30	1.30	3.59	29

13.14	9.55	993	1.30	1.30	1.30	1.30	4.60	35

12.58	12.97	729	1.30	1.30	1.30	1.30	4.92	33

13.44	6.71	154,896	1.10	1.10	1.00	1.00	4.12	106

13.19	14.77	170,681	1.02	1.02	1.00	1.00	4.28	65

12.01	(4.73)	167,673	1.01	1.01	1.00	1.00	3.86	29

13.14	9.87	210,102	1.00	1.00	1.00	1.00	4.90	35

12.58	13.31	217,567	1.00	1.00	1.00	1.00	5.19	33

13.44	6.60	47,639	1.20	1.20	1.10	1.10	4.02	106

13.19	14.65	48,830	1.12	1.12	1.10	1.10	4.18	65

12.01	(4.83)	45,060	1.11	1.11	1.10	1.10	3.77	29

13.14	9.76	51,954	1.10	1.10	1.10	1.10	4.79	35

12.58	13.20	45,559	1.10	1.10	1.10	1.10	5.12	33

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities	PIMCO Emerging Markets Bond Portfolio	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$264,156
Investments in Affiliates	11,435
Financial Derivative Instruments
Exchange-traded or centrally cleared	33
Over the counter	767
Cash	18
Deposits with counterparty	1,184
Foreign currency, at value	445
Receivable for investments sold	1,921
Receivable for TBA investments sold	1,056
Receivable for Portfolio shares sold	357
Interest and/or dividends receivable	3,709
Dividends receivable from Affiliates	3
Total Assets	285,084

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$21,410
Payable for short sales	2,302
Financial Derivative Instruments
Exchange-traded or centrally cleared	7
Over the counter	810
Payable for investments in Affiliates purchased	3
Payable for TBA investments purchased	2,115
Deposits from counterparty	138
Payable for Portfolio shares redeemed	69
Accrued investment advisory fees	107
Accrued supervisory and administrative fees	95
Accrued distribution fees	11
Accrued servicing fees	21
Other liabilities	4
Total Liabilities	27,092

Net Assets	$257,992

Net Assets Consist of:

Paid in capital	$253,298
Distributable earnings (accumulated loss)	4,694

Net Assets	$257,992

Net Assets:

Institutional Class	$54,693
Class M	764
Administrative Class	154,896
Advisor Class	47,639

Shares Issued and Outstanding:

Institutional Class	4,070
Class M	57
Administrative Class	11,526
Advisor Class	3,545

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.44
Class M	13.44
Administrative Class	13.44
Advisor Class	13.44

Cost of investments in securities	$255,493
Cost of investments in Affiliates	$11,409
Cost of foreign currency held	$449
Proceeds received on short sales	$2,352
Cost or premiums of financial derivative instruments, net	$457

* Includes repurchase agreements of:	$2,642

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Emerging Markets Bond Portfolio

Year Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$13,036
Dividends from Investments in Affiliates	116
Total Income	13,152

Expenses:

Investment advisory fees	1,133
Supervisory and administrative fees	1,007
Distribution and/or servicing fees - Class M	3
Servicing fees - Administrative Class	233
Distribution and/or servicing fees - Advisor Class	115
Trustee fees	7
Interest expense	262
Total Expenses	2,760
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	2,760

Net Investment Income (Loss)	10,392

Net Realized Gain (Loss):

Investments in securities	(1,755)
Investments in Affiliates	(110)
Exchange-traded or centrally cleared financial derivative instruments	2,133
Over the counter financial derivative instruments	569
Short sales	(463)
Foreign currency	(345)

Net Realized Gain (Loss)	29

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	5,218
Investments in Affiliates	25
Exchange-traded or centrally cleared financial derivative instruments	(189)
Over the counter financial derivative instruments	(205)
Short sales	40
Foreign currency assets and liabilities	(23)

Net Change in Unrealized Appreciation (Depreciation)	4,866

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,287

* Foreign tax withholdings	$6

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$10,392	$11,485
Net realized gain (loss)	29	(1,615)
Net change in unrealized appreciation (depreciation)	4,866	26,881

Net Increase (Decrease) in Net Assets Resulting from Operations	15,287	36,751

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,357)	(2,053)
Class M	(34)	(38)
Administrative Class	(7,112)	(7,746)
Advisor Class	(2,049)	(2,051)

Total Distributions(a)	(11,552)	(11,888)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(13,995)	(11,387)

Total Increase (Decrease) in Net Assets	(10,260)	13,476

Net Assets:

Beginning of year	268,252	254,776
End of year	$257,992	$268,252

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.4%

ANGOLA 1.2%

SOVEREIGN ISSUES 1.2%

Angolan Government International Bond
8.000% due 11/26/2029		$800	$754
8.250% due 05/09/2028		800	770
9.125% due 11/26/2049		200	185
9.375% due 05/08/2048		700	662
9.500% due 11/12/2025		600	625

Total Angola (Cost $2,817)			2,996

ARGENTINA 2.2%

SOVEREIGN ISSUES 2.2%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$906	370
0.125% due 07/09/2035 þ		3,576	1,318
0.125% due 01/09/2038 þ		1,892	781
0.125% due 07/09/2041 þ		6,897	2,626
0.125% due 07/09/2046 þ		310	115
1.000% due 07/09/2029		349	153

Provincia de Buenos Aires
9.950% due 06/09/2021 ^(b)		300	125

Provincia de la Rioja
9.750% due 02/24/2025 ^(b)		200	106

Provincia de Neuquen
2.500% due 04/27/2030 ^þ(b)		165	106

Total Argentina (Cost $7,178)			5,700

ARMENIA 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Armenia International Bond
3.950% due 09/26/2029		$300	304

Total Armenia (Cost $295)			304

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	200	239

Total Austria (Cost $226)			239

AZERBAIJAN 0.9%

CORPORATE BONDS & NOTES 0.7%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$1,400	1,698

SOVEREIGN ISSUES 0.2%

Republic of Azerbaijan International Bond
3.500% due 09/01/2032		200	212
4.750% due 03/18/2024		200	220

			432

Total Azerbaijan (Cost $1,858)			2,130

BAHAMAS 0.4%

SOVEREIGN ISSUES 0.4%

Bahamas Government International Bond
6.000% due 11/21/2028		$1,000	965

Total Bahamas (Cost $1,005)			965

BAHRAIN 0.4%

SOVEREIGN ISSUES 0.4%

Bahrain Government International Bond
5.625% due 09/30/2031		$200	212
6.125% due 07/05/2022		700	735

Total Bahrain (Cost $941)			947

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BELARUS 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Belarus Ministry of Finance
6.378% due 02/24/2031	$200	$204

Total Belarus (Cost $200)		204

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%

Star Energy Geothermal Darajat
4.850% due 10/14/2038	$400	447

Total Bermuda (Cost $400)		447

BRAZIL 3.4%

CORPORATE BONDS & NOTES 2.5%

Banco BTG Pactual S.A.
4.500% due 01/10/2025	$200	214

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028	3,440	3,745

BRF S.A.
5.750% due 09/21/2050	400	446

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025	200	208
4.625% due 02/04/2030	200	212

Odebrecht Oil & Gas Finance Ltd.
0.000% due 02/01/2021 (d)(f)	623	4

Petrobras Global Finance BV
6.850% due 06/05/2115	200	250
7.250% due 03/17/2044	300	388

Vale Overseas Ltd.
6.250% due 08/10/2026	500	621
6.875% due 11/21/2036	200	293

		6,381

SOVEREIGN ISSUES 0.9%

Brazil Government International Bond
3.875% due 06/12/2030	400	423
4.750% due 01/14/2050	1,413	1,516
5.000% due 01/27/2045	318	354
5.625% due 01/07/2041	50	59

		2,352

Total Brazil (Cost $7,658)		8,733

CAYMAN ISLANDS 3.7%

ASSET-BACKED SECURITIES 0.1%

Garanti Diversified Payment Rights Finance Co.
3.402% due 10/09/2021 «•	$133	133

CORPORATE BONDS & NOTES 3.6%

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (d)	590	455

CK Hutchison International Ltd.
3.375% due 09/06/2049	500	572

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (d)	208	199
0.000% due 05/15/2030 (d)	800	708

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024	500	486
11.250% due 04/09/2022	200	209
11.950% due 11/12/2023	200	213

KSA Sukuk Ltd.
2.969% due 10/29/2029 (i)	300	324

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034	105	127

Meituan
3.050% due 10/28/2030	400	416

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	36	35

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)	$425	$112

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	1,077	1,020

Sands China Ltd.
5.125% due 08/08/2025	300	337
5.400% due 08/08/2028	700	822

Sunac China Holdings Ltd.
7.000% due 07/09/2025	800	836

Tencent Holdings Ltd.
3.240% due 06/03/2050	200	207
3.290% due 06/03/2060	200	208
3.975% due 04/11/2029 (i)	1,800	2,052

		9,338

Total Cayman Islands (Cost $8,787)		9,471

CHILE 2.2%

CORPORATE BONDS & NOTES 2.2%

Banco del Estado de Chile
2.704% due 01/09/2025	$200	212

Banco Santander Chile
2.700% due 01/10/2025	200	212

Corp. Nacional del Cobre de Chile
3.700% due 01/30/2050	300	330
4.250% due 07/17/2042	400	469
4.875% due 11/04/2044	600	767

Embotelladora Andina S.A.
3.950% due 01/21/2050	200	225

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	200	195

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030	200	225
4.700% due 05/07/2050	300	378

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	700	757

GNL Quintero S.A.
4.634% due 07/31/2029	800	892

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	995	930
4.500% due 08/15/2025	176	104

Total Chile (Cost $5,218)		5,696

CHINA 1.2%

CORPORATE BONDS & NOTES 1.2%

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	$250	276

Sinopec Group Overseas Development Ltd.
2.150% due 05/13/2025	200	206
2.700% due 05/13/2030	600	624
3.680% due 08/08/2049	300	339
4.375% due 04/10/2024	500	549
4.875% due 05/17/2042	500	648

Yango Justice International Ltd.
7.500% due 04/15/2024	400	413

Total China (Cost $2,749)		3,055

COLOMBIA 1.3%

CORPORATE BONDS & NOTES 0.4%

Ecopetrol S.A.
5.875% due 09/18/2023	$300	335
5.875% due 05/28/2045	400	485
7.375% due 09/18/2043	200	275

		1,095

SOVEREIGN ISSUES 0.9%

Colombia Government International Bond
5.000% due 06/15/2045 (i)	1,300	1,591
5.200% due 05/15/2049	200	254

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.125% due 05/21/2024		$300	$369

			2,214

Total Colombia (Cost $2,600)			3,309

COSTA RICA 0.3%

SOVEREIGN ISSUES 0.3%

Costa Rica Government International Bond
4.250% due 01/26/2023		$400	385
5.625% due 04/30/2043		400	338

Total Costa Rica (Cost $800)			723

CROATIA 0.1%

SOVEREIGN ISSUES 0.1%

Croatia Government International Bond
1.500% due 06/17/2031	EUR	100	134

Total Croatia (Cost $111)			134

DOMINICAN REPUBLIC 2.7%

SOVEREIGN ISSUES 2.7%

Dominican Republic International Bond
4.875% due 09/23/2032		$1,500	1,663
5.875% due 01/30/2060		1,200	1,326
5.950% due 01/25/2027		400	471
6.000% due 07/19/2028		1,600	1,918
6.500% due 02/15/2048		300	355
9.750% due 06/05/2026	DOP	14,100	261
10.375% due 03/04/2022		1,100	20
10.500% due 04/07/2023		5,300	98
10.750% due 08/11/2028		27,200	541
10.875% due 01/14/2026		4,300	83
11.500% due 05/10/2024		200	4
16.950% due 02/04/2022		9,800	188

Total Dominican Republic (Cost $6,222)			6,928

ECUADOR 1.0%

SOVEREIGN ISSUES 1.0%

Ecuador Government International Bond
0.000% due 07/31/2030 (d)		$173	83
0.500% due 07/31/2030 þ		662	428
0.500% due 07/31/2035 þ		2,634	1,438
0.500% due 07/31/2040 þ		1,195	608

Total Ecuador (Cost $2,897)			2,557

EGYPT 2.1%

SOVEREIGN ISSUES 2.1%

Egypt Government International Bond
4.750% due 04/11/2025	EUR	400	510
5.577% due 02/21/2023		$1,000	1,058
6.125% due 01/31/2022		200	209
6.375% due 04/11/2031	EUR	200	263
7.053% due 01/15/2032		$400	437
7.625% due 05/29/2032		1,200	1,363
7.903% due 02/21/2048		400	436
8.500% due 01/31/2047		700	796
8.700% due 03/01/2049		200	232

Total Egypt (Cost $4,819)			5,304

EL SALVADOR 0.3%

SOVEREIGN ISSUES 0.3%

El Salvador Government International Bond
5.875% due 01/30/2025		$200	190
7.125% due 01/20/2050		600	538

Total El Salvador (Cost $800)			728

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%

Ethiopia International Bond
6.625% due 12/11/2024		$200	$204

Total Ethiopia (Cost $200)			204

GERMANY 0.4%

CORPORATE BONDS & NOTES 0.4%

Deutsche Bank AG
1.411% (US0003M + 1.190%) due 11/16/2022 ~		$300	301
3.950% due 02/27/2023		400	425
5.000% due 02/14/2022		200	209

Total Germany (Cost $877)			935

GHANA 1.2%

SOVEREIGN ISSUES 1.2%

Ghana Government International Bond
6.375% due 02/11/2027		$600	625
7.625% due 05/16/2029		800	853
7.875% due 03/26/2027		300	331
8.125% due 03/26/2032		900	955
8.750% due 03/11/2061		400	413

Total Ghana (Cost $2,948)			3,177

GUATEMALA 0.7%

SOVEREIGN ISSUES 0.7%

Guatemala Government International Bond
4.375% due 06/05/2027		$300	334
4.875% due 02/13/2028		410	473
6.125% due 06/01/2050		700	929

Total Guatemala (Cost $1,395)			1,736

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

Lenovo Group Ltd.
3.421% due 11/02/2030		$200	210

Total Hong Kong (Cost $200)			210

HUNGARY 0.3%

SOVEREIGN ISSUES 0.3%

Hungary Government International Bond
1.500% due 11/17/2050	EUR	700	868

Total Hungary (Cost $814)			868

INDIA 1.2%

CORPORATE BONDS & NOTES 0.7%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$200	213

Adani Transmission Ltd.
4.250% due 05/21/2036		193	205

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		200	213
3.950% due 02/13/2050		200	203

Muthoot Finance Ltd.
4.400% due 09/02/2023		300	306

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		700	721

			1,861

SOVEREIGN ISSUES 0.5%

Export-Import Bank of India
3.250% due 01/15/2030		500	536
3.375% due 08/05/2026		500	542

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 03/12/2024		$200	$215

			1,293

Total India (Cost $2,994)			3,154

INDONESIA 7.5%

CORPORATE BONDS & NOTES 3.5%

Indonesia Asahan Aluminium Persero PT
5.450% due 05/15/2030 (i)		$800	963

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		800	853
4.875% due 10/01/2024		500	553

Pelabuhan Indonesia PT
4.250% due 05/05/2025		400	438

Pertamina Persero PT
4.175% due 01/21/2050		400	434
4.875% due 05/03/2022		500	526
6.000% due 05/03/2042		1,500	1,932
6.450% due 05/30/2044		1,500	2,048

PT Perusahaan Listrik Negara
4.000% due 06/30/2050		800	823
4.125% due 05/15/2027		200	222
4.375% due 02/05/2050		200	216

			9,008

SOVEREIGN ISSUES 4.0%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	200	260
3.375% due 04/15/2023		$1,500	1,594
3.375% due 07/30/2025	EUR	100	138
4.350% due 01/11/2048		$700	838
4.450% due 02/11/2024 (i)		1,100	1,221
4.450% due 04/15/2070		600	738
4.750% due 01/08/2026		1,200	1,406
5.125% due 01/15/2045		200	259
5.250% due 01/17/2042		400	520
5.250% due 01/08/2047		200	267
6.750% due 01/15/2044		300	463
7.750% due 01/17/2038		100	157

Perusahaan Penerbit SBSN Indonesia
2.800% due 06/23/2030		200	212
4.400% due 03/01/2028 (i)		700	822
4.450% due 02/20/2029 (i)		1,200	1,420

			10,315

Total Indonesia (Cost $16,468)			19,323

IRELAND 1.2%

CORPORATE BONDS & NOTES 1.2%

Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		$2,800	3,119

Total Ireland (Cost $2,853)			3,119

ISLE OF MAN 0.2%

CORPORATE BONDS & NOTES 0.2%

NE Property BV
1.875% due 10/09/2026	EUR	400	492

Total Isle of Man (Cost $478)			492

ISRAEL 0.4%

CORPORATE BONDS & NOTES 0.2%

Leviathan Bond Ltd.
6.125% due 06/30/2025		$400	441

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.375% due 01/15/2050		400	444

Total Israel (Cost $790)			885

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IVORY COAST 1.3%

SOVEREIGN ISSUES 1.3%

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	400	$503
5.250% due 03/22/2030		1,400	1,838
5.750% due 12/31/2032 þ		$644	652
5.875% due 10/17/2031	EUR	200	271

Total Ivory Coast (Cost $2,938)			3,264

JAMAICA 0.1%

CORPORATE BONDS & NOTES 0.1%

TransJamaican Highway Ltd.
5.750% due 10/10/2036		$200	206

Total Jamaica (Cost $200)			206

JERSEY, CHANNEL ISLANDS 0.0%

ASSET-BACKED SECURITIES 0.0%

ARTS Ltd.
1.997% due 09/15/2021 «•		$92	92

Total Jersey, Channel Islands (Cost $92)			92

JORDAN 0.9%

SOVEREIGN ISSUES 0.9%

Jordan Government International Bond
5.750% due 01/31/2027		$200	221
5.850% due 07/07/2030		1,500	1,658
6.125% due 01/29/2026		300	335

Total Jordan (Cost $1,993)			2,214

KAZAKHSTAN 1.8%

CORPORATE BONDS & NOTES 1.7%

Development Bank of Kazakhstan JSC
4.125% due 12/10/2022		$200	211

KazMunayGas National Co. JSC
4.750% due 04/24/2025		1,700	1,942
4.750% due 04/19/2027		400	465
5.750% due 04/19/2047		400	538

Tengizchevroil Finance Co. International Ltd.
3.250% due 08/15/2030		1,200	1,273

			4,429

SOVEREIGN ISSUES 0.1%

Kazakhstan Government International Bond
4.875% due 10/14/2044		200	272

Total Kazakhstan (Cost $4,113)			4,701

KENYA 0.3%

SOVEREIGN ISSUES 0.3%

Kenya Government International Bond
7.250% due 02/28/2028		$600	675
8.000% due 05/22/2032		200	233

Total Kenya (Cost $829)			908

LUXEMBOURG 3.9%

CORPORATE BONDS & NOTES 3.9%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(a)(b)		$888	228

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,600	1,680
6.000% due 11/27/2023		300	336

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		700	739
5.150% due 02/11/2026		1,000	1,142

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.999% due 01/23/2021		$2,000	$2,007
6.510% due 03/07/2022		750	797

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		200	205
6.125% due 02/07/2022		2,200	2,319

Unigel Luxembourg S.A.
8.750% due 10/01/2026		600	648

Total Luxembourg (Cost $9,957)			10,101

MALAYSIA 0.6%

CORPORATE BONDS & NOTES 0.6%

Petronas Capital Ltd.
4.550% due 04/21/2050		$600	805
4.800% due 04/21/2060		500	725

Total Malaysia (Cost $1,100)			1,530

MAURITIUS 0.2%

CORPORATE BONDS & NOTES 0.2%

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		$500	543

Total Mauritius (Cost $500)			543

MEXICO 7.9%
		SHARES
COMMON STOCKS 0.0%

Desarrolladora Homex S.A.B. de C.V. (c)		17,978	0

Hipotecaria Su Casita S.A. «		5,259	0

Urbi Desarrollos Urbanos S.A.B. de C.V. (c)		95	0

			0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 5.4%

America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	308

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(f)(g)		$200	226

Cibanco S.A. Ibm
4.962% due 07/18/2029		400	455

Industrias Penoles S.A.B. de C.V.
4.750% due 08/06/2050		400	464

Minera Mexico S.A. de C.V.
4.500% due 01/26/2050		200	232

Petroleos Mexicanos
5.350% due 02/12/2028		500	494
5.950% due 01/28/2031		1,050	1,049
6.350% due 02/12/2048		1,336	1,213
6.625% due 06/15/2038		700	675
6.750% due 09/21/2047		760	714
6.840% due 01/23/2030		650	682
6.950% due 01/28/2060 (i)		3,000	2,823
7.690% due 01/23/2050		4,200	4,242

Trust Fibra Uno
6.390% due 01/15/2050		400	469

			14,046

SOVEREIGN ISSUES 2.5%

Mexico Government International Bond
2.659% due 05/24/2031		400	410
3.771% due 05/24/2061		2,344	2,447
4.000% due 03/15/2115	EUR	200	283
4.750% due 04/27/2032		$600	723
5.000% due 04/27/2051		900	1,124
5.750% due 10/12/2110		1,100	1,468

			6,455

Total Mexico (Cost $20,246)			20,501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MONGOLIA 0.5%

SOVEREIGN ISSUES 0.5%

Mongolia Government International Bond
5.125% due 12/05/2022		$530	$553
5.625% due 05/01/2023		700	740

Total Mongolia (Cost $1,229)			1,293

MOROCCO 0.4%

CORPORATE BONDS & NOTES 0.1%

OCP S.A.
5.625% due 04/25/2024		$300	333

SOVEREIGN ISSUES 0.3%

Morocco Government International Bond
4.000% due 12/15/2050		600	620
4.250% due 12/11/2022		200	211

			831

Total Morocco (Cost $1,117)			1,164

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%

Namibia Government International Bond
5.250% due 10/29/2025		$300	323

Total Namibia (Cost $298)			323

NETHERLANDS 1.2%

CORPORATE BONDS & NOTES 1.2%

Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		$300	444

Metinvest BV
7.750% due 04/23/2023		200	214
7.750% due 10/17/2029		700	769
8.500% due 04/23/2026		400	451

Mong Duong Finance Holdings BV
5.125% due 05/07/2029		400	421

Prosus NV
1.539% due 08/03/2028	EUR	200	252
2.031% due 08/03/2032		100	128
3.680% due 01/21/2030		$200	218
4.027% due 08/03/2050		200	210

Total Netherlands (Cost $2,818)			3,107

NIGERIA 2.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Bank of Industry Limited
6.220% due 12/14/2023 «		$1,300	1,282

SOVEREIGN ISSUES 1.5%

Nigeria Government International Bond
6.375% due 07/12/2023		300	325
6.500% due 11/28/2027		1,400	1,512
7.143% due 02/23/2030		200	216
7.875% due 02/16/2032		1,300	1,434
8.747% due 01/21/2031		400	465

			3,952

Total Nigeria (Cost $4,918)			5,234

OMAN 1.3%

SOVEREIGN ISSUES 1.3%

Oman Government International Bond
5.625% due 01/17/2028		$1,500	1,534
6.000% due 08/01/2029		1,000	1,035
6.500% due 03/08/2047		700	689

Total Oman (Cost $3,096)			3,258

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PAKISTAN 0.4%

CORPORATE BONDS & NOTES 0.2%

Third Pakistan International Sukuk Co. Ltd.
5.500% due 10/13/2021		$200	$203
5.625% due 12/05/2022		200	205

			408

SOVEREIGN ISSUES 0.2%

Pakistan Government International Bond
6.875% due 12/05/2027		400	419

Total Pakistan (Cost $791)			827

PANAMA 1.6%

CORPORATE BONDS & NOTES 0.4%

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048		$694	831

Banco Nacional de Panama
2.500% due 08/11/2030		200	201

			1,032

SOVEREIGN ISSUES 1.2%

Panama Government International Bond
4.300% due 04/29/2053		700	892
4.500% due 04/01/2056		1,100	1,422
8.875% due 09/30/2027		500	723

			3,037

Total Panama (Cost $3,286)			4,069

PARAGUAY 0.4%

SOVEREIGN ISSUES 0.4%

Paraguay Government International Bond
4.950% due 04/28/2031		$200	243
5.400% due 03/30/2050		300	381
6.100% due 08/11/2044		400	537

Total Paraguay (Cost $945)			1,161

PERU 1.6%

CORPORATE BONDS & NOTES 0.5%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,800	536

Petroleos del Peru S.A.
4.750% due 06/19/2032		$400	460
5.625% due 06/19/2047		300	368

			1,364

SOVEREIGN ISSUES 1.1%

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		200	210

Peru Government International Bond
2.392% due 01/23/2026		200	213
3.230% due 07/28/2121		200	200
5.350% due 08/12/2040	PEN	3,700	1,064
6.350% due 08/12/2028		1,700	597
8.750% due 11/21/2033		$400	685

			2,969

Total Peru (Cost $3,985)			4,333

PHILIPPINES 1.4%

CORPORATE BONDS & NOTES 0.4%

Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$900	1,128

SOVEREIGN ISSUES 1.0%

Philippines Government International Bond
2.650% due 12/10/2045		500	508

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.950% due 05/05/2045		$900	$952
3.700% due 03/01/2041		1,000	1,159

			2,619

Total Philippines (Cost $3,578)			3,747

POLAND 0.1%

SOVEREIGN ISSUES 0.1%

Poland Government International Bond
3.250% due 04/06/2026		$200	226

Total Poland (Cost $199)			226

QATAR 3.3%

CORPORATE BONDS & NOTES 0.2%

Nakilat, Inc.
6.067% due 12/31/2033		$100	128

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		350	410

			538

SOVEREIGN ISSUES 3.1%

Qatar Government International Bond
3.375% due 03/14/2024 (i)		800	867
3.750% due 04/16/2030 (i)		1,100	1,297
4.000% due 03/14/2029 (i)		1,600	1,900
4.400% due 04/16/2050		600	783
4.817% due 03/14/2049		1,100	1,504
5.103% due 04/23/2048		1,100	1,550

			7,901

Total Qatar (Cost $6,816)			8,439

ROMANIA 1.2%

SOVEREIGN ISSUES 1.2%

Romanian Government International Bond
1.375% due 12/02/2029	EUR	100	124
2.124% due 07/16/2031		1,000	1,299
2.625% due 12/02/2040		500	652
3.000% due 02/14/2031		$300	323
3.500% due 04/03/2034	EUR	100	146
3.624% due 05/26/2030		300	437
4.000% due 02/14/2051		$200	218

Total Romania (Cost $2,770)			3,199

RUSSIA 3.5%

CORPORATE BONDS & NOTES 0.3%

SCF Capital Designated Activity Co.
5.375% due 06/16/2023		$800	856

SOVEREIGN ISSUES 3.2%

Russia Government International Bond
4.250% due 06/23/2027		1,200	1,372
5.625% due 04/04/2042		1,900	2,647
6.000% due 10/06/2027	RUB	86,400	1,192
7.250% due 05/10/2034		86,800	1,277
7.650% due 04/10/2030		113,900	1,739
7.700% due 03/23/2033		4,000	61

			8,288

Total Russia (Cost $8,725)			9,144

SAUDI ARABIA 3.2%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
3.500% due 11/24/2070 (i)		$300	304

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.1%

Saudi Government International Bond
3.250% due 10/26/2026		$200	$222
3.625% due 03/04/2028		1,500	1,684
3.750% due 01/21/2055		1,200	1,314
4.000% due 04/17/2025		1,000	1,118
4.375% due 04/16/2029 (i)		600	714
4.500% due 10/26/2046 (i)		2,500	3,040

			8,092

Total Saudi Arabia (Cost $7,664)			8,396

SENEGAL 0.3%

SOVEREIGN ISSUES 0.3%

Senegal Government International Bond
4.750% due 03/13/2028	EUR	100	131
6.250% due 05/23/2033		$300	338
6.750% due 03/13/2048		200	220

Total Senegal (Cost $624)			689

SERBIA 0.5%

SOVEREIGN ISSUES 0.5%

Serbia Government International Bond
1.500% due 06/26/2029	EUR	200	253
2.125% due 12/01/2030		$300	297
3.125% due 05/15/2027	EUR	500	689

Total Serbia (Cost $1,062)			1,239

SINGAPORE 0.5%

CORPORATE BONDS & NOTES 0.5%

BOC Aviation Ltd.
2.750% due 09/18/2022		$900	919

Flex Ltd.
4.875% due 06/15/2029		100	118

Medco Bell Pte Ltd.
6.375% due 01/30/2027		300	308

Total Singapore (Cost $1,301)			1,345

SOUTH AFRICA 4.5%

CORPORATE BONDS & NOTES 1.4%

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		$200	215
6.500% due 04/15/2040		100	126

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		1,500	1,497
6.350% due 08/10/2028		500	553
7.125% due 02/11/2025		500	514

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		500	531

Prosus NV
5.500% due 07/21/2025		200	231

			3,667

SOVEREIGN ISSUES 3.1%

South Africa Government International Bond
4.850% due 09/30/2029		1,100	1,171
5.000% due 10/12/2046		300	283
5.750% due 09/30/2049		1,400	1,407
5.875% due 05/30/2022		800	857
5.875% due 06/22/2030		600	681
10.500% due 12/21/2026	ZAR	44,700	3,609

			8,008

Total South Africa (Cost $11,166)			11,675

SRI LANKA 0.8%

SOVEREIGN ISSUES 0.8%

Sri Lanka Government International Bond
6.125% due 06/03/2025		$700	422
6.250% due 07/27/2021		368	320

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.825% due 07/18/2026	$700	$406
6.850% due 11/03/2025	800	487
7.550% due 03/28/2030	400	231
7.850% due 03/14/2029	300	174

Total Sri Lanka (Cost $2,892)		2,040

TANZANIA 0.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
5.461% (LIBOR03M + 5.200%) due 06/23/2022 «~	$343	341

Total Tanzania (Cost $342)		341

THAILAND 0.2%

CORPORATE BONDS & NOTES 0.2%

Bangkok Bank PCL
3.733% due 09/25/2034 •(g)	$200	208

Thaioil Treasury Center Co. Ltd.
5.375% due 11/20/2048	200	254

Total Thailand (Cost $398)		462

TRINIDAD AND TOBAGO 0.0%

CORPORATE BONDS & NOTES 0.0%

Trinidad Petroleum Holdings Ltd.
6.000% due 05/08/2022	$88	89

Total Trinidad and Tobago (Cost $87)		89

TURKEY 4.8%

CORPORATE BONDS & NOTES 0.3%

Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023	$200	204

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	265	221

Turkiye Is Bankasi A/S
6.125% due 04/25/2024	200	205

Yapi ve Kredi Bankasi A/S
5.850% due 06/21/2024	200	204

		834

SOVEREIGN ISSUES 4.5%

Turkey Government International Bond
4.875% due 04/16/2043	700	615
5.125% due 02/17/2028	1,500	1,522
5.750% due 05/11/2047	2,100	2,005
5.950% due 01/15/2031	500	522
6.000% due 03/25/2027	1,700	1,809
6.000% due 01/14/2041	600	594
6.125% due 10/24/2028	300	321
6.375% due 10/14/2025	600	650
6.875% due 03/17/2036	1,600	1,748
7.250% due 03/05/2038	700	791

Turkiye Ihracat Kredi Bankasi A/S
4.250% due 09/18/2022	500	498
5.375% due 10/24/2023	200	202
8.250% due 01/24/2024	400	434

		11,711

Total Turkey (Cost $12,386)		12,545

UKRAINE 2.3%

SOVEREIGN ISSUES 2.3%

Ukraine Government International Bond
0.000% due 05/31/2040 ~	$1,000	1,034
7.750% due 09/01/2021	1,300	1,349
7.750% due 09/01/2022	1,400	1,500
7.750% due 09/01/2023	900	992
7.750% due 09/01/2024	900	1,003

Total Ukraine (Cost $5,200)		5,878

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UKRAINIAN SSR 0.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Ukraine
5.490% (LIBOR03M + 5.250%) due 06/29/2021 «~		$800	$800

Total Ukrainian SSR (Cost $800)			800

UNITED ARAB EMIRATES 4.4%

CORPORATE BONDS & NOTES 0.6%

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		$600	618

DP World PLC
6.850% due 07/02/2037		600	825

			1,443

SOVEREIGN ISSUES 3.8%

Emirate of Abu Dhabi Government International Bond
1.700% due 03/02/2031		800	801
2.500% due 04/16/2025		1,000	1,070
2.700% due 09/02/2070		1,000	936
3.125% due 04/16/2030 (i)		3,200	3,620
3.125% due 09/30/2049		1,000	1,074
3.875% due 04/16/2050 (i)		1,900	2,322

			9,823

Total United Arab Emirates (Cost $10,409)			11,266

UNITED KINGDOM 0.8%

CORPORATE BONDS & NOTES 0.8%

Barclays PLC
3.250% due 02/12/2027	GBP	100	152

Fresnillo PLC
4.250% due 10/02/2050		$800	880

HSBC Holdings PLC
4.041% due 03/13/2028 •		200	228

Natwest Group PLC
6.000% due 12/19/2023		200	229

State Savings Bank of Ukraine
9.375% due 03/10/2023 þ		150	158

Ukreximbank Via Biz Finance PLC
9.750% due 01/22/2025		300	315

Total United Kingdom (Cost $1,811)			1,962

UNITED STATES 4.0%

ASSET-BACKED SECURITIES 1.5%

Countrywide Asset-Backed Certificates Trust
0.388% due 02/25/2037 •		$712	692
1.273% due 11/25/2035 •		380	374

Credit-Based Asset Servicing & Securitization Trust
3.342% due 01/25/2037 ^þ		665	305

Morgan Stanley ABS Capital, Inc. Trust
0.913% due 01/25/2035 •		69	67
0.943% due 03/25/2034 •		558	548

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.928% due 09/25/2035 •		500	469

Soundview Home Loan Trust
1.048% due 10/25/2037 •		166	145

Wells Fargo Home Equity Asset-Backed Securities Trust
0.468% due 03/25/2037 •		1,500	1,344

			3,944

CORPORATE BONDS & NOTES 1.2%

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		300	307

Rio Oil Finance Trust
8.200% due 04/06/2028		490	552
9.250% due 07/06/2024		927	1,029
9.750% due 01/06/2027		748	867

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rutas 2 and 7 Finance Ltd.
0.000% due 09/30/2036 (d)	$500	$378

		3,133

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%

American Home Mortgage Investment Trust
1.757% due 09/25/2045 •	1	1

Banc of America Mortgage Trust
3.629% due 02/25/2036 ^~	1	1

BCAP LLC Trust
3.257% due 05/26/2037 ~	804	787

Bear Stearns Adjustable Rate Mortgage Trust
2.838% due 01/25/2035 ~	1	1
3.800% due 05/25/2047 ^~	10	10

Citigroup Mortgage Loan Trust
1.956% due 08/25/2035 ~	8	7
3.361% due 09/25/2037 ^~	21	20

CitiMortgage Alternative Loan Trust
0.798% due 10/25/2036 •	120	96

Countrywide Alternative Loan Trust
0.498% due 05/25/2036 ^•	143	59

GSR Mortgage Loan Trust
3.050% due 01/25/2036 ^~	3	3

IndyMac Mortgage Loan Trust
0.328% due 02/25/2037 •	208	204
0.788% due 07/25/2045 •	117	105
3.072% due 11/25/2037 ~	112	108

Lehman XS Trust
0.338% due 09/25/2046 •	162	160
0.398% due 08/25/2037 •	354	330

Morgan Stanley Mortgage Loan Trust
2.201% due 06/25/2036 ~	1	2

SunTrust Adjustable Rate Mortgage Loan Trust
2.996% due 10/25/2037 ^~	83	76

WaMu Mortgage Pass-Through Certificates Trust
3.534% due 02/25/2037 ^~	16	16
3.651% due 03/25/2036 ~	183	177

Washington Mutual Mortgage Pass-Through Certificates Trust
1.359% due 02/25/2047 ^•	196	175

		2,338

U.S. GOVERNMENT AGENCIES 0.4%

Freddie Mac
3.786% due 03/01/2036 •	12	12

Uniform Mortgage-Backed Security
4.000% due 07/01/2048	89	95

Uniform Mortgage-Backed Security, TBA
3.500% due 02/01/2051	1,000	1,059

		1,166

Total United States (Cost $9,907)		10,581

URUGUAY 0.8%

SOVEREIGN ISSUES 0.8%

Uruguay Government International Bond
4.975% due 04/20/2055	$200	278
5.100% due 06/18/2050	1,200	1,685

Total Uruguay (Cost $1,382)		1,963

VENEZUELA 0.4%

CORPORATE BONDS & NOTES 0.1%

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(b)	$3,750	150
5.500% due 04/12/2037 ^(b)	4,350	170
6.000% due 05/16/2024 ^(b)	380	15
6.000% due 11/15/2026 ^(b)	1,200	48

		383

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.3%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(b)	$300	$29
7.650% due 04/21/2025 ^(b)	630	61
8.250% due 10/13/2024 ^(b)	3,850	373
9.000% due 05/07/2023 ^(b)	800	78
9.250% due 09/15/2027 ^(b)	1,190	116
9.375% due 01/13/2034 ^(b)	40	4
11.950% due 08/05/2031 ^(b)	490	48

		709

Total Venezuela (Cost $10,193)		1,092

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%

Zambia Government International Bond
5.375% due 09/20/2022 ^(b)	$200	105
8.500% due 04/14/2024 ^(b)	400	216

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.970% due 07/30/2027 ^(b)	$400	$212

Total Zambia (Cost $729)		533

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (h) 1.0%
		2,642

U.S. TREASURY BILLS 0.1%
0.075% due 02/25/2021 (d)(e)(l)	$361	361

Total Short-Term Instruments (Cost $3,003)		3,003

Total Investments in Securities (Cost $255,493)		264,156

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.4%

SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%

PIMCO Short-Term Floating NAV Portfolio III	1,159,658	$11,435

Total Short-Term Instruments (Cost $11,409)		11,435

Total Investments in Affiliates (Cost $11,409)		11,435

Total Investments 106.8% (Cost $266,902)		$275,591

Financial Derivative Instruments (j)(k) (0.0)% (Cost or Premiums, net $457)		(17)

Other Assets and Liabilities, net (6.8)%		(17,582)

Net Assets 100.0%		$257,992

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	0.080%	12/23/2020	01/13/2021	$2,300	U.S. Treasury Bonds 3.375% due 11/15/2048	$(1,547)	$2,300	$2,300
					U.S. Treasury Notes 2.375% due 02/29/2024	(754)
FICC	0.000	12/31/2020	01/04/2021	342	U.S. Treasury Bills 0.000% due 12/30/2021	(349)	342	342

Total Repurchase Agreements						$(2,650)	$2,642	$2,642

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	0.470%	10/22/2020	02/24/2021		$(817)	$(818)
	0.470	10/23/2020	02/25/2021		(4,677)	(4,681)
BRC	0.850	10/26/2020	TBD	(3)	(1,238)	(1,240)
CFR	0.350	11/16/2020	TBD	(3)	(934)	(935)
	0.750	10/28/2020	01/27/2021		(1,842)	(1,845)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
FOB	0.650%	12/01/2020	01/26/2021	$(856)	$(856)
JML	0.340	12/01/2020	02/01/2021	(3,126)	(3,127)
	0.400	12/21/2020	01/13/2021	(2,872)	(2,872)
SCX	0.530	11/04/2020	02/04/2021	(3,387)	(3,390)
	0.550	10/22/2020	01/20/2021	(1,644)	(1,646)

Total Reverse Repurchase Agreements					$(21,410)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
United States (0.9)%
U.S. Treasury Obligations (0.9)%
U.S. Treasury Bonds	3.375%	11/15/2048	$1,100	$(1,601)	$(1,548)
U.S. Treasury Notes	2.375	02/29/2024	700	(751)	(754)

Total Short Sales (0.9)%				$(2,352)	$(2,302)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$0	$(5,499)	$0	$0	$(5,499)	$5,921	$422
BRC	0	(1,240)	0	0	(1,240)	2,005	765
CFR	0	(2,780)	0	0	(2,780)	3,090	310
DEU	2,300	0	0	0	2,300	(2,301)	(1)
FICC	342	0	0	0	342	(349)	(7)
FOB	0	(856)	0	0	(856)	964	108
JML	0	(5,999)	0	0	(5,999)	6,512	513
SCX	0	(5,036)	0	0	(5,036)	5,406	370

Master Securities Forward Transaction Agreement
BPG	0	0	0	(2,302)	(2,302)	0	(2,302)

Total Borrowings and Other Financing Transactions	$2,642	$(21,410)	$0	$(2,302)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,701)	$(280)	$(2,174)	$(5,155)
Sovereign Issues	0	(4,518)	(11,737)	0	(16,255)

Total Borrowings	$0	$(7,219)	$(12,017)	$(2,174)	$(21,410)

Payable for reverse repurchase agreements					$(21,410)

(i)	Securities with an aggregate market value of $23,916 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(19,847) at a weighted average interest rate of 1.244%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $11 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	21

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2021	122	$15,392	$30	$5	$0
U.S. Treasury 10-Year Note March Futures	03/2021	27	3,728	3	3	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2021	20	4,271	(83)	15	0

				$(50)	$23	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond March Futures	03/2021	52	$(11,285)	$1	$4	$0

Total Futures Contracts				$(49)	$27	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.572%	$100	$0	$1	$1	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-33 5-Year Index	(1.000)%	Quarterly	06/20/2025	$9,690	$301	$(292)	$9	$0	$(6)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	Semi-Annual	06/21/2027	$	5,700	$334	$(3)	$331	$4	$0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2026	EUR	1,100	2	2	4	0	0
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031		900	2	1	3	0	0
Pay	28-Day MXN-TIIE	6.100	Lunar	02/26/2025	MXN	43,600	87	43	130	1	0
Pay	28-Day MXN-TIIE	6.100	Lunar	02/28/2025		23,200	46	23	69	1	0
Receive	28-Day MXN-TIIE	5.470	Lunar	04/21/2025		11,300	(9)	(11)	(20)	0	0
Receive	28-Day MXN-TIIE	5.615	Lunar	04/23/2025		44,500	(48)	(43)	(91)	0	(1)
Receive	28-Day MXN-TIIE	5.520	Lunar	04/24/2025		11,200	(10)	(11)	(21)	0	0
Receive	28-Day MXN-TIIE	5.530	Lunar	04/24/2025		2,300	(2)	(2)	(4)	0	0

							$402	$(1)	$401	$6	$(1)

Total Swap Agreements							$703	$(292)	$411	$6	$(7)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$27	$6	$33	$0	$0	$(7)	$(7)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Cash of $1,184 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021		$1,296	JPY	134,742	$9	$0
	01/2021	ZAR	14,871		$963	0	(47)

BPS	01/2021	GBP	119		159	0	(4)
	01/2021	ZAR	22,590		1,474	3	(63)
	02/2021	AUD	3,713		2,691	0	(173)

BRC	01/2021	BRL	819		154	0	(3)
	01/2021		$158	BRL	819	0	0

CBK	01/2021	BRL	819		$158	0	0
	01/2021	EUR	426		511	0	(9)
	01/2021	RUB	3,346		43	0	(2)
	01/2021		$162	BRL	819	0	(4)
	01/2021		171	EUR	141	1	0
	01/2021		126	JPY	13,136	1	0
	02/2021	BRL	819		$162	4	0
	02/2021	RUB	3,887		53	1	0
	04/2021	MXN	3,995		195	0	(3)
	05/2021	PEN	6,430		1,781	8	(2)
	06/2021		$2,525	EGP	41,279	2	0

GLM	01/2021	DOP	5,624		$95	0	(1)
	01/2021	JPY	276,300		2,670	0	(7)
	01/2021	RUB	4,166		54	0	(2)
	01/2021		$343	PEN	1,238	0	(1)
	02/2021	DOP	24,214		$411	0	(5)
	02/2021	RUB	74,881		982	0	(26)
	02/2021		$2,670	JPY	276,300	7	0
	03/2021	DOP	17,348		$292	0	(4)
	04/2021		234		4	0	0
	04/2021	PEN	1,238		343	1	0
	05/2021	DOP	228		4	0	0

HUS	01/2021	EUR	1,451		1,746	0	(27)
	01/2021	PEN	1,238		348	7	0
	01/2021		$503	EUR	413	2	0
	01/2021		233	JPY	24,268	2	0
	01/2021	ZAR	3,932		$268	0	0
	02/2021	RUB	58,304		780	0	(5)

JPM	01/2021	ZAR	2,191		143	0	(5)

MYI	01/2021		9,842		635	0	(33)

SCX	01/2021	EUR	6,888		8,249	0	(166)
	01/2021		$124	ZAR	1,816	0	0
	02/2021	EUR	6,888		$8,433	13	0

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	23

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
TOR	01/2021		$998	JPY	104,154	$10	$0

UAG	02/2021	RUB	175,873		$2,314	1	(53)

Total Forward Foreign Currency Contracts						$72	$(645)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	Turkey Government International Bond	(1.000)%	Quarterly	12/20/2030	3.267%	$700	$166	$(38)	$128	$0

CBK	Turkey Government International Bond	(1.000)	Quarterly	12/20/2030	3.267	200	47	(10)	37	0

GST	Turkey Government International Bond	(1.000)	Quarterly	12/20/2024	2.777	1,000	124	(58)	66	0

HUS	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.955	100	0	0	0	0
	Turkey Government International Bond	(1.000)	Quarterly	12/20/2024	2.777	200	12	1	13	0

JPM	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.955	200	0	(1)	0	(1)

							$349	$(106)	$244	$(1)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	0.568%	$1,200	$(4)	$12	$8	$0
	Chile Government International Bond	1.000	Quarterly	12/20/2025	0.451	1,000	25	3	28	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2025	0.883	2,000	(52)	64	12	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.424	1,500	20	11	31	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2022	0.727	400	(9)	11	2	0

BPS	Indonesia Government International Bond	1.000	Quarterly	12/20/2021	0.121	500	(15)	19	4	0

BRC	Argentina Government International Bond	5.000	Quarterly	12/20/2023	8.088	200	(24)	9	0	(15)
	Chile Government International Bond	1.000	Quarterly	12/20/2021	0.073	3,000	41	(13)	28	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.390	100	(14)	16	2	0
	Nigeria Government International Bond	5.000	Quarterly	12/20/2021	1.314	400	22	(7)	15	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.492	500	5	5	10	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.366	500	(36)	39	3	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2025	3.012	1,000	(135)	43	0	(92)

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2025	1.420	1,000	(72)	52	0	(20)
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.390	300	(41)	47	6	0
	Peru Government International Bond	1.000	Quarterly	12/20/2025	0.563	800	9	9	18	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.492	1,900	(64)	103	39	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2025	3.012	300	(41)	14	0	(27)

DUB	Egypt Government International Bond	5.000	Quarterly	06/20/2022	2.037	500	17	6	23	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.366	1,500	0	10	10	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	0.905	500	(4)	5	1	0

FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	1.729	700	(60)	55	0	(5)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2021	0.113	2,900	(188)	201	13	0

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.568	300	(1)	3	2	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.390	100	(14)	16	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	100	(1)	3	2	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.492	300	3	3	6	0

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.376	400	(6)	14	8	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.485	200	(3)	7	4	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.424	4,100	43	41	84	0

JPM	Israel Government International Bond	1.000	Quarterly	06/20/2024	0.347	400	10	(1)	9	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.329	500	(8)	3	0	(5)

MYC	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.568	200	(1)	2	1	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2024	0.435	1,700	(3)	37	34	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	300	(2)	7	5	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.812	200	(3)	5	2	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.257	1,300	10	0	10	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.424	1,400	8	21	29	0

UAG	Indonesia Government International Bond	1.000	Quarterly	06/20/2021	0.113	100	(7)	7	0	0

							$(595)	$882	$451	$(164)

Total Swap Agreements							$(246)	$776	$695	$(165)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$9	$0	$81	$90	$(47)	$0	$0	$(47)	$43	$0	$43
BPS	3	0	4	7	(240)	0	0	(240)	(233)	0	(233)
BRC	0	0	186	186	(3)	0	(107)	(110)	76	0	76
CBK	17	0	100	117	(20)	0	(47)	(67)	50	0	50
DUB	0	0	34	34	0	0	0	0	34	(10)	24
FBF	0	0	13	13	0	0	(5)	(5)	8	0	8
GLM	8	0	0	8	(46)	0	0	(46)	(38)	0	(38)
GST	0	0	78	78	0	0	0	0	78	(110)	(32)
HUS	11	0	109	120	(32)	0	0	(32)	88	0	88
JPM	0	0	9	9	(5)	0	(6)	(11)	(2)	0	(2)
MYC	0	0	81	81	0	0	0	0	81	0	81
MYI	0	0	0	0	(33)	0	0	(33)	(33)	0	(33)
SCX	13	0	0	13	(166)	0	0	(166)	(153)	109	(44)
TOR	10	0	0	10	0	0	0	0	10	0	10
UAG	1	0	0	1	(53)	0	0	(53)	(52)	0	(52)

Total Over the Counter	$72	$0	$695	$767	$(645)	$0	$(165)	$(810)

(l)

Securities with an aggregate market value of $109 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	25

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$27	$27
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$33	$33

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$72	$0	$72
Swap Agreements	0	695	0	0	0	695

	$0	$695	$0	$72	$0	$767

	$0	$695	$0	$72	$33	$800

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$1	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$645	$0	$645
Swap Agreements	0	165	0	0	0	165

	$0	$165	$0	$645	$0	$810

	$0	$171	$0	$645	$1	$817

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,615	$1,615
Swap Agreements	0	(223)	0	0	741	518

	$0	$(223)	$0	$0	$2,356	$2,133

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$692	$0	$692
Written Options	0	0	0	0	17	17
Swap Agreements	0	(37)	0	0	(103)	(140)

	$0	$(37)	$0	$692	$(86)	$569

	$0	$(260)	$0	$692	$2,270	$2,702

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$242	$242
Swap Agreements	0	(317)	0	0	(114)	(431)

	$0	$(317)	$0	$0	$128	$(189)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(504)	$0	$(504)
Written Options	0	0	0	0	(17)	(17)
Swap Agreements	0	210	0	0	106	316

	$0	$210	$0	$(504)	$89	$(205)

	$0	$(107)	$0	$(504)	$217	$(394)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Angola
Sovereign Issues	$0	$2,996	$0	$2,996
Argentina
Sovereign Issues	0	5,700	0	5,700
Armenia
Sovereign Issues	0	304	0	304
Austria
Corporate Bonds & Notes	0	239	0	239
Azerbaijan
Corporate Bonds & Notes	0	1,698	0	1,698
Sovereign Issues	0	432	0	432
Bahamas
Sovereign Issues	0	965	0	965
Bahrain
Sovereign Issues	0	947	0	947
Belarus
Sovereign Issues	0	204	0	204
Bermuda
Corporate Bonds & Notes	0	447	0	447
Brazil
Corporate Bonds & Notes	0	6,381	0	6,381
Sovereign Issues	0	2,352	0	2,352
Cayman Islands
Asset-Backed Securities	0	0	133	133
Corporate Bonds & Notes	0	9,338	0	9,338
Chile
Corporate Bonds & Notes	0	5,696	0	5,696
China
Corporate Bonds & Notes	0	3,055	0	3,055
Colombia
Corporate Bonds & Notes	0	1,095	0	1,095
Sovereign Issues	0	2,214	0	2,214
Costa Rica
Sovereign Issues	0	723	0	723
Croatia
Sovereign Issues	0	134	0	134
Dominican Republic
Sovereign Issues	0	6,928	0	6,928
Ecuador
Sovereign Issues	0	2,557	0	2,557
Egypt
Sovereign Issues	0	5,304	0	5,304
El Salvador
Sovereign Issues	0	728	0	728
Ethiopia
Sovereign Issues	0	204	0	204
Germany
Corporate Bonds & Notes	0	935	0	935
Ghana
Sovereign Issues	0	3,177	0	3,177
Guatemala
Sovereign Issues	0	1,736	0	1,736
Hong Kong
Corporate Bonds & Notes	0	210	0	210
Hungary
Sovereign Issues	0	868	0	868
India
Corporate Bonds & Notes	0	1,861	0	1,861
Sovereign Issues	0	1,293	0	1,293
Indonesia
Corporate Bonds & Notes	0	9,008	0	9,008
Sovereign Issues	0	10,315	0	10,315
Ireland
Corporate Bonds & Notes	0	3,119	0	3,119
Isle of Man
Corporate Bonds & Notes	0	492	0	492

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Israel
Corporate Bonds & Notes	$0	$441	$0	$441
Sovereign Issues	0	444	0	444
Ivory Coast
Sovereign Issues	0	3,264	0	3,264
Jamaica
Corporate Bonds & Notes	0	206	0	206
Jersey, Channel Islands
Asset-Backed Securities	0	0	92	92
Jordan
Sovereign Issues	0	2,214	0	2,214
Kazakhstan
Corporate Bonds & Notes	0	4,429	0	4,429
Sovereign Issues	0	272	0	272
Kenya
Sovereign Issues	0	908	0	908
Luxembourg
Corporate Bonds & Notes	0	10,101	0	10,101
Malaysia
Corporate Bonds & Notes	0	1,530	0	1,530
Mauritius
Corporate Bonds & Notes	0	543	0	543
Mexico
Corporate Bonds & Notes	0	14,046	0	14,046
Sovereign Issues	0	6,455	0	6,455
Mongolia
Sovereign Issues	0	1,293	0	1,293
Morocco
Corporate Bonds & Notes	0	333	0	333
Sovereign Issues	0	831	0	831
Namibia
Sovereign Issues	0	323	0	323
Netherlands
Corporate Bonds & Notes	0	3,107	0	3,107
Nigeria
Loan Participations and Assignments	0	0	1,282	1,282
Sovereign Issues	0	3,952	0	3,952
Oman
Sovereign Issues	0	3,258	0	3,258
Pakistan
Corporate Bonds & Notes	0	408	0	408
Sovereign Issues	0	419	0	419
Panama
Corporate Bonds & Notes	0	1,032	0	1,032
Sovereign Issues	0	3,037	0	3,037
Paraguay
Sovereign Issues	0	1,161	0	1,161
Peru
Corporate Bonds & Notes	0	1,364	0	1,364
Sovereign Issues	0	2,969	0	2,969
Philippines
Corporate Bonds & Notes	0	1,128	0	1,128
Sovereign Issues	0	2,619	0	2,619
Poland
Sovereign Issues	0	226	0	226
Qatar
Corporate Bonds & Notes	0	538	0	538
Sovereign Issues	0	7,901	0	7,901
Romania
Sovereign Issues	0	3,199	0	3,199
Russia
Corporate Bonds & Notes	0	856	0	856
Sovereign Issues	0	8,288	0	8,288
Saudi Arabia
Corporate Bonds & Notes	0	304	0	304
Sovereign Issues	0	8,092	0	8,092

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	27

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Senegal
Sovereign Issues	$0	$689	$0	$689
Serbia
Sovereign Issues	0	1,239	0	1,239
Singapore
Corporate Bonds & Notes	0	1,345	0	1,345
South Africa
Corporate Bonds & Notes	0	3,667	0	3,667
Sovereign Issues	0	8,008	0	8,008
Sri Lanka
Sovereign Issues	0	2,040	0	2,040
Tanzania
Loan Participations and Assignments	0	0	341	341
Thailand
Corporate Bonds & Notes	0	462	0	462
Trinidad and Tobago
Corporate Bonds & Notes	0	89	0	89
Turkey
Corporate Bonds & Notes	0	834	0	834
Sovereign Issues	0	11,711	0	11,711
Ukraine
Sovereign Issues	0	5,878	0	5,878
Ukrainian SSR
Loan Participations and Assignments	0	0	800	800
United Arab Emirates
Corporate Bonds & Notes	0	1,443	0	1,443
Sovereign Issues	0	9,823	0	9,823
United Kingdom
Corporate Bonds & Notes	0	1,962	0	1,962
United States
Asset-Backed Securities	0	3,944	0	3,944
Corporate Bonds & Notes	0	3,133	0	3,133
Non-Agency Mortgage-Backed Securities	0	2,338	0	2,338
U.S. Government Agencies	0	1,166	0	1,166
Uruguay
Sovereign Issues	0	1,963	0	1,963
Venezuela
Corporate Bonds & Notes	0	383	0	383
Sovereign Issues	0	709	0	709

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Zambia
Sovereign Issues	$0	$533	$0	$533
Short-Term Instruments
Repurchase Agreements	0	2,642	0	2,642
U.S. Treasury Bills	0	361	0	361

	$0	$261,508	$2,648	$264,156

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$11,435	$0	$0	$11,435

Total Investments	$11,435	$261,508	$2,648	$275,591

Short Sales, at Value - Liabilities
United States
U.S. Treasury Obligations	$0	$(2,302)	$0	$(2,302)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	27	6	0	33
Over the counter	0	767	0	767

	$27	$773	$0	$800

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(7)	0	(7)
Over the counter	0	(810)	0	(810)

	$0	$(817)	$0	$(817)

Total Financial Derivative Instruments	$27	$(44)	$0	$(17)

Totals	$11,462	$259,162	$2,648	$273,272

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2020:

Category and Subcategory	Beginning Balance at 12/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2020 (1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$1,613	$0	$(1,600)	$0	$0	$(13)	$0	$0	$0	$0
Cayman Islands Asset-Backed Securities	267	0	(133)	0	0	(1)	0	0	133	(1)
Jersey, Channel Islands Asset-Backed Securities	214	0	(123)	1	1	(1)	0	0	92	(1)
Luxembourg Corporate Bonds & Notes	336	79	0	1	0	(188)	0	(228)	0	0
Nigeria Loan Participations and Assignments	0	1,284	0	0	0	(2)	0	0	1,282	(2)
Senegal Loan Participations and Assignments	1,126	0	(1,122)	0	18	(22)	0	0	0	0
Tanzania Loan Participations and Assignments	574	0	(229)	1	1	(6)	0	0	341	(4)
Ukrainian SSR Loan Participations and Assignments	0	800	0	0	0	0	0	0	800	0

Totals	$4,130	$2,163	$(3,207)	$3	$20	$(233)	$0	$(228)	$2,648	$(8)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Cayman Islands Asset-Backed Securities	$133	Other Valuation Techniques(2)	—	—	—
Jersey, Channel Islands Asset-Backed Securities	92	Other Valuation Techniques(2)	—	—	—
Nigeria Loan Participations and Assignments	1,282	Proxy Pricing	Base Price	98.750	—
Tanzania Loan Participations and Assignments	341	Proxy Pricing	Base Price	99.492	—
Ukrainian SSR Loan Participations and Assignments	800	Proxy Pricing	Base Price	100.000	—

Total	$2,648

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with

U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	|	DECEMBER 31, 2020	31

Notes to Financial Statements	(Cont.)

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading

32	PIMCO VARIABLE INSURANCE TRUST

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in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

ANNUAL REPORT	|	DECEMBER 31, 2020	33

Notes to Financial Statements	(Cont.)

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers

34	PIMCO VARIABLE INSURANCE TRUST

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or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder

ANNUAL REPORT	|	DECEMBER 31, 2020	35

Notes to Financial Statements	(Cont.)

report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$9,204	$138,916	$(136,600)	$(110)	$25	$11,435	$116	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance

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policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National

Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these

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Notes to Financial Statements	(Cont.)

securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding

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principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities.

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Notes to Financial Statements	(Cont.)

Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio

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is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Notes to Financial Statements	(Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

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December 31, 2020

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

ANNUAL REPORT	|	DECEMBER 31, 2020	43

Notes to Financial Statements	(Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the

Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain

ANNUAL REPORT	|	DECEMBER 31, 2020	45

Notes to Financial Statements	(Cont.)

provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extend the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associate with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.45%	0.40%	0.40%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$164,781	$182,549	$108,135	$103,643

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	DECEMBER 31, 2020	47

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	917	$11,263	338	$4,356

Class M	5	68	2	25

Administrative Class	3,699	46,972	3,624	46,109

Advisor Class	843	10,747	882	11,288
Issued as reinvestment of distributions

Institutional Class	186	2,357	160	2,053

Class M	3	34	3	38

Administrative Class	563	7,112	602	7,746

Advisor Class	162	2,049	159	2,051
Cost of shares redeemed

Institutional Class	(661)	(8,454)	(296)	(3,792)

Class M	(17)	(212)	(13)	(169)

Administrative Class	(5,673)	(71,557)	(5,246)	(67,131)

Advisor Class	(1,161)	(14,374)	(1,091)	(13,961)

Net increase (decrease) resulting from Portfolio share transactions	(1,134)	$(13,995)	(876)	$(11,387)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 60% of the Portfolio. One of the shareholder is a related party of the Portfolio and comprises 33% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

48	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Emerging Markets Bond Portfolio	$0	$5,122	$0	$3,611	$0	$(4,039)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, defaulted bonds, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Bond Portfolio	$0	$4,039

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Emerging Markets Bond Portfolio	$269,997	$20,063	$(16,452)	$3,611

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, defaulted bonds, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Emerging Markets Bond Portfolio	$0	$11,552	$0	$0	$0	$11,888	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	DECEMBER 31, 2020	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Emerging Markets Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

50	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	DUB	Deutsche Bank AG	JML	JP Morgan Securities Plc

BPG	BNP Paribas Securities Corp.	FBF	Credit Suisse International	JPM	JP Morgan Chase Bank N.A.

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC

BRC	Barclays Bank PLC	FOB	Credit Suisse Securities (USA) LLC	MYI	Morgan Stanley & Co. International PLC

CBK	Citibank N.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

CFR	Credit Suisse Securities (Europe) Ltd.	GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank

DEU	Deutsche Bank Securities, Inc.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:

AUD	Australian Dollar	EUR	Euro	PEN	Peruvian New Sol

BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble

DOP	Dominican Peso	JPY	Japanese Yen	USD (or $)	United States Dollar

EGP	Egyptian Pound	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

EURIBOR	Euro Interbank Offered Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined

JSC	Joint Stock Company	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	|	DECEMBER 31, 2020	51

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Emerging Markets Bond Portfolio	0.00%	0.00%	$240	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO Emerging Markets Bond Portfolio	89.33%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

52	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	DECEMBER 31, 2020	53

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

54	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy[1]	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	|	DECEMBER 31, 2020	55

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s

ANNUAL REPORT	|	DECEMBER 31, 2020	57

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	|	DECEMBER 31, 2020	61

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT04AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO Global Bond Opportunities Portfolio (Unhedged)

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO Global Bond Opportunities Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Bond Opportunities Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which

4	PIMCO VARIABLE INSURANCE TRUST

regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Bond Opportunities Portfolio (Unhedged)	01/10/02	01/31/06	01/10/02	10/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Bond Opportunities Portfolio (Unhedged)

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of December 31, 2020†§

United States	51.5%

United Kingdom	8.0%

Short-Term Instruments‡	4.5%

France	4.2%

Spain	3.5%

Denmark	3.1%

Australia	3.0%

China	3.0%

Japan	2.9%

Cayman Islands	2.1%

Italy	1.9%

Saudi Arabia	1.8%

Netherlands	1.8%

Peru	1.4%

Germany	1.3%

Qatar	1.2%

Other	4.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Bond Opportunities Portfolio (Unhedged) Institutional Class	10.28%	4.98%	2.87%	4.64%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	10.12%	4.82%	2.72%	5.50%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Advisor Class	10.01%	4.71%	2.61%	4.38%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index±	9.20%	4.79%	2.83%	4.93%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 12/31/2001.

± Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.88% for Institutional Class shares, 1.03% for Administrative Class shares, and 1.13% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro) or the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to duration in the U.S. contributed to performance, as yields decreased.

»	Long exposure to select Scandinavian currencies, notably, the Swedish krona, contributed to performance as these currencies appreciated relative to the U.S. dollar, particularly from Q2 to Q4.

»	Long exposure to the euro contributed to performance, as the currency appreciated relative to the U.S. dollar, particularly from Q2 to Q4.

»

Modest exposure to a basket of high-carry emerging market currencies such as the Brazilian real and Russian ruble during Q1 detracted from performance, as these currencies depreciated relative to the U.S. dollar.

»	Positions in non-financial high yield credit detracted from performance, as spreads widened, particularly in Q1.

»	Short exposure to duration in the U.K. detracted from performance, as yields decreased.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

Expense Example	PIMCO Global Bond Opportunities Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,099.90	$4.18	$1,000.00	$1,021.56	$4.03	0.78%
Administrative Class	1,000.00	1,099.00	4.99	1,000.00	1,020.79	4.80	0.93
Advisor Class	1,000.00	1,098.50	5.52	1,000.00	1,020.28	5.32	1.03

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights	PIMCO Global Bond Opportunities Portfolio (Unhedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2020	$11.35	$0.21	$0.93	$1.14	$(0.30)	$0.00	$0.00	$(0.30)

12/31/2019	10.96	0.27	0.41	0.68	(0.29)	0.00	0.00	(0.29)

12/31/2018	12.29	0.27	(0.77)	(0.50)	(0.76)	(0.03)	(0.04)	(0.83)

12/31/2017	11.54	0.21	0.80	1.01	(0.26)	0.00	0.00	(0.26)

12/31/2016	11.26	0.24	0.24	0.48	(0.20)	0.00	0.00	(0.20)
Administrative Class

12/31/2020	11.35	0.20	0.92	1.12	(0.28)	0.00	0.00	(0.28)

12/31/2019	10.96	0.26	0.40	0.66	(0.27)	0.00	0.00	(0.27)

12/31/2018	12.29	0.25	(0.77)	(0.52)	(0.74)	(0.03)	(0.04)	(0.81)

12/31/2017	11.54	0.19	0.80	0.99	(0.24)	0.00	0.00	(0.24)

12/31/2016	11.26	0.23	0.23	0.46	(0.18)	0.00	0.00	(0.18)
Advisor Class

12/31/2020	11.35	0.19	0.92	1.11	(0.27)	0.00	0.00	(0.27)

12/31/2019	10.96	0.25	0.40	0.65	(0.26)	0.00	0.00	(0.26)

12/31/2018	12.29	0.24	(0.77)	(0.53)	(0.73)	(0.03)	(0.04)	(0.80)

12/31/2017	11.54	0.18	0.80	0.98	(0.23)	0.00	0.00	(0.23)

12/31/2016	11.26	0.22	0.23	0.45	(0.17)	0.00	0.00	(0.17)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.19	10.28%	$11,120	0.78%	0.78%	0.75%	0.75%	1.87%	634%

11.35	6.28	9,625	0.88	0.88	0.75	0.75	2.46	382

10.96	(4.05)	9,561	0.84	0.84	0.75	0.75	2.27	255

12.29	8.79	10,067	0.81	0.81	0.75	0.75	1.73	339

11.54	4.20	9,237	0.77	0.77	0.75	0.75	2.03	676

12.19	10.12	152,386	0.93	0.93	0.90	0.90	1.73	634

11.35	6.12	159,222	1.03	1.03	0.90	0.90	2.31	382

10.96	(4.19)	166,921	0.99	0.99	0.90	0.90	2.12	255

12.29	8.63	198,189	0.96	0.96	0.90	0.90	1.58	339

11.54	4.04	197,606	0.92	0.92	0.90	0.90	1.93	676

12.19	10.01	23,451	1.03	1.03	1.00	1.00	1.63	634

11.35	6.02	23,386	1.13	1.13	1.00	1.00	2.21	382

10.96	(4.29)	23,856	1.09	1.09	1.00	1.00	2.01	255

12.29	8.52	29,267	1.06	1.06	1.00	1.00	1.47	339

11.54	3.94	31,111	1.02	1.02	1.00	1.00	1.82	676

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities PIMCO Global Bond Opportunities Portfolio (Unhedged)	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$263,245
Investments in Affiliates	6,204
Financial Derivative Instruments
Exchange-traded or centrally cleared	148
Over the counter	3,708
Cash	1
Deposits with counterparty	2,276
Foreign currency, at value	1,003
Receivable for investments sold	4,097
Receivable for TBA investments sold	176,357
Receivable for Portfolio shares sold	299
Interest and/or dividends receivable	1,157
Dividends receivable from Affiliates	4
Total Assets	458,499

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$17,234
Financial Derivative Instruments
Exchange-traded or centrally cleared	201
Over the counter	1,310
Payable for investments purchased	4,547
Payable for investments in Affiliates purchased	4
Payable for TBA investments purchased	245,691
Deposits from counterparty	2,333
Payable for Portfolio shares redeemed	67
Accrued investment advisory fees	43
Accrued supervisory and administrative fees	86
Accrued distribution fees	5
Accrued servicing fees	21
Total Liabilities	271,542

Net Assets	$186,957

Net Assets Consist of:

Paid in capital	$171,903
Distributable earnings (accumulated loss)	15,054

Net Assets	$186,957

Net Assets:

Institutional Class	$11,120
Administrative Class	152,386
Advisor Class	23,451

Shares Issued and Outstanding:

Institutional Class	912
Administrative Class	12,499
Advisor Class	1,923

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.19
Administrative Class	12.19
Advisor Class	12.19

Cost of investments in securities	$247,959
Cost of investments in Affiliates	$6,179
Cost of foreign currency held	$1,236
Proceeds received on short sales	$16,975
Cost or premiums of financial derivative instruments, net	$(340)

* Includes repurchase agreements of:	$1,789

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Global Bond Opportunities Portfolio (Unhedged)

Year Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$4,688
Dividends	17
Dividends from Investments in Affiliates	104
Total Income	4,809

Expenses:

Investment advisory fees	452
Supervisory and administrative fees	903
Servicing fees - Administrative Class	222
Distribution and/or servicing fees - Advisor Class	55
Trustee fees	5
Interest expense	58
Miscellaneous expense	2
Total Expenses	1,697
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	1,697

Net Investment Income (Loss)	3,112

Net Realized Gain (Loss):

Investments in securities	3,655
Investments in Affiliates	(45)
Exchange-traded or centrally cleared financial derivative instruments	1,701
Over the counter financial derivative instruments	1,269
Short sales	(135)
Foreign currency	(249)

Net Realized Gain (Loss)	6,196

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	8,127
Investments in Affiliates	44
Exchange-traded or centrally cleared financial derivative instruments	(1,041)
Over the counter financial derivative instruments	908
Short sales	(201)
Foreign currency assets and liabilities	(277)

Net Change in Unrealized Appreciation (Depreciation)	7,560

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,868

* Foreign tax withholdings	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO Global Bond Opportunities Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,112	$4,584
Net realized gain (loss)	6,196	(3,651)
Net change in unrealized appreciation (depreciation)	7,560	10,811

Net Increase (Decrease) in Net Assets Resulting from Operations	16,868	11,744

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(260)	(253)
Administrative Class	(3,653)	(4,072)
Advisor Class	(520)	(554)

Total Distributions(a)	(4,433)	(4,879)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(17,711)	(14,970)

Total Increase (Decrease) in Net Assets	(5,276)	(8,105)

Net Assets:

Beginning of year	192,233	200,338
End of year	$186,957	$192,233

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 140.8%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	1,680	$12

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$68	27
0.125% due 07/09/2035 þ		44	16
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,640	24

Autonomous City of Buenos Aires Argentina
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~		500	4

Provincia de Buenos Aires
36.050% due 04/12/2025		620	3

			74

Total Argentina (Cost $280)			86

AUSTRALIA 4.2%

CORPORATE BONDS & NOTES 0.3%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$600	638

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Liberty Funding Pty. Ltd.
1.415% due 01/25/2049 •	AUD	246	190

SOVEREIGN ISSUES 3.8%

Australia Government International Bond
0.500% due 09/21/2026		6,200	4,793
1.750% due 06/21/2051		400	294
3.000% due 03/21/2047		800	760

New South Wales Treasury Corp.
2.000% due 03/20/2031		200	165

Queensland Treasury Corp.
1.750% due 08/21/2031		300	242
4.250% due 07/21/2023		800	681

South Australia Government Financing Authority
1.750% due 05/24/2032		200	159

Treasury Corp. of Victoria
4.250% due 12/20/2032		100	101

			7,195

Total Australia (Cost $7,523)			8,023

BRAZIL 0.8%

CORPORATE BONDS & NOTES 0.8%

Banco Bradesco S.A.
2.850% due 01/27/2023		$300	307

Petrobras Global Finance BV
5.093% due 01/15/2030		1,060	1,186

Total Brazil (Cost $1,399)			1,493

CANADA 0.7%

CORPORATE BONDS & NOTES 0.5%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$90	88

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	300	409

HSBC Bank Canada
3.300% due 11/28/2021		$500	513

			1,010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	147	$119

SOVEREIGN ISSUES 0.1%

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		238	269

Total Canada (Cost $1,277)			1,398

CAYMAN ISLANDS 3.0%

ASSET-BACKED SECURITIES 2.0%

California Street CLO Ltd.
1.267% due 10/15/2025 •		$407	407

Evans Grove CLO Ltd.
1.144% due 05/28/2028 •		85	84

Figueroa CLO Ltd.
1.137% due 01/15/2027 •		78	78

Gallatin CLO Ltd.
1.259% due 01/21/2028 •		284	283

Jamestown CLO Ltd.
1.438% due 01/17/2027 •		396	397

OHA Credit Funding Ltd.
1.538% due 07/20/2032 •		500	501

Palmer Square Loan Funding Ltd.
1.121% due 11/15/2026 •		268	268
1.918% due 07/20/2028 •		365	366

Sound Point CLO Ltd.
1.359% due 01/23/2029 •		500	499

SP-Static CLO Ltd.
1.616% due 07/22/2028 •		365	365

Symphony CLO Ltd.
1.179% due 07/14/2026 •		370	369

THL Credit Wind River CLO Ltd.
1.117% due 01/15/2026 •		34	34

Venture CLO Ltd.
1.117% due 04/15/2027 •		92	92

			3,743

CORPORATE BONDS & NOTES 1.0%

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		300	319

KSA Sukuk Ltd.
2.894% due 04/20/2022		300	310
4.303% due 01/19/2029		500	590

Sands China Ltd.
5.125% due 08/08/2025		200	225
5.400% due 08/08/2028		200	235

Sunac China Holdings Ltd.
7.875% due 02/15/2022		200	205

			1,884

Total Cayman Islands (Cost $5,452)			5,627

CHINA 4.3%

SOVEREIGN ISSUES 4.3%

China Development Bank
3.050% due 08/25/2026	CNY	5,200	782
3.680% due 02/26/2026		1,200	187
3.800% due 01/25/2036		1,000	152
4.040% due 04/10/2027		23,400	3,694
4.240% due 08/24/2027		19,900	3,184

Total China (Cost $7,417)			7,999

DENMARK 4.5%

CORPORATE BONDS & NOTES 4.5%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	18,063	3,002
1.500% due 10/01/2050		2,240	378

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	2,596	$431
1.500% due 10/01/2050		685	115

Nykredit Realkredit A/S
1.000% due 10/01/2050		22,737	3,781
1.500% due 10/01/2050		4,247	717

			8,424

Total Denmark (Cost $7,510)			8,424

FRANCE 6.0%

CORPORATE BONDS & NOTES 0.5%

BNP Paribas S.A.
1.904% due 09/30/2028 •		$500	511

Dexia Credit Local S.A.
1.625% due 10/16/2024		400	416

			927

SOVEREIGN ISSUES 5.5%

France Government International Bond
0.750% due 05/25/2052	EUR	100	136
1.500% due 05/25/2050		100	163
2.000% due 05/25/2048		4,100	7,305
3.250% due 05/25/2045		1,300	2,746

			10,350

Total France (Cost $7,457)			11,277

GERMANY 2.0%

CORPORATE BONDS & NOTES 2.0%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	200	256
2.625% due 12/16/2024	GBP	200	289
2.625% due 02/12/2026	EUR	300	402
3.961% due 11/26/2025 •		$500	547
4.250% due 10/14/2021		1,100	1,128

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		400	441

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	200	167
5.375% due 04/23/2024	NZD	500	416

Total Germany (Cost $3,439)			3,646

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$112	106

Total Guernsey, Channel Islands (Cost $112)			106

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$200	205

Total India (Cost $202)			205

IRELAND 1.2%

ASSET-BACKED SECURITIES 1.2%

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	400	489

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •		600	733

Dorchester Park CLO DAC
1.118% due 04/20/2028 •		$545	544

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •	EUR	400	488

Total Ireland (Cost $2,144)			2,254

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 0.3%

SOVEREIGN ISSUES 0.3%

Israel Government International Bond
3.800% due 05/13/2060		$200	$238
4.125% due 01/17/2048		200	258

Total Israel (Cost $405)			496

ITALY 2.8%

CORPORATE BONDS & NOTES 1.5%

Banca Carige SpA
0.977% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	500	614
1.189% due 10/25/2021 •		600	737

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		300	387
3.625% due 09/24/2024		100	129

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(g)(h)		300	368

UniCredit SpA
7.830% due 12/04/2023		$500	594

			2,829

SOVEREIGN ISSUES 1.3%

Italy Buoni Poliennali Del Tesoro
1.850% due 07/01/2025	EUR	1,800	2,393

Total Italy (Cost $4,833)			5,222

JAPAN 4.2%

CORPORATE BONDS & NOTES 1.4%

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		$500	517

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		500	506

Mizuho Financial Group, Inc.
0.837% (US0003M + 0.630%) due 05/25/2024 ~		200	200
2.721% due 07/16/2023 •		700	723

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		200	221

ORIX Corp.
3.250% due 12/04/2024		100	110

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	200	250

			2,527

SOVEREIGN ISSUES 2.8%

Japan Bank for International Cooperation
1.750% due 10/17/2024		$600	629

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		400	400

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	171,013	1,661
0.100% due 03/20/2030		60,000	587
0.500% due 03/20/2049		140,000	1,318
0.700% due 12/20/2048		10,000	99

Tokyo Metropolitan Government
2.000% due 05/17/2021		$500	503

			5,197

Total Japan (Cost $7,433)			7,724

KUWAIT 1.0%

SOVEREIGN ISSUES 1.0%

Kuwait International Government Bond
3.500% due 03/20/2027		$1,600	1,822

Total Kuwait (Cost $1,590)			1,822

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LITHUANIA 0.1%

SOVEREIGN ISSUES 0.1%

Lithuania Government International Bond
6.125% due 03/09/2021		$100	$101

Total Lithuania (Cost $100)			101

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$200	230

Total Malaysia (Cost $198)			230

MEXICO 0.1%

CORPORATE BONDS & NOTES 0.1%

Petroleos Mexicanos
6.750% due 09/21/2047		$100	94

Total Mexico (Cost $84)			94

NETHERLANDS 2.5%

ASSET-BACKED SECURITIES 0.8%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	250	306

Babson Euro CLO BV
0.309% due 10/25/2029 •		406	492

Dryden Euro CLO BV
0.880% due 01/15/2030 •		400	489

Penta CLO BV
0.790% due 08/04/2028 •		196	240

			1,527

CORPORATE BONDS & NOTES 1.7%

Cooperatieve Rabobank UA
1.111% (US0003M + 0.860%) due 09/26/2023 ~		$500	507
3.875% due 09/26/2023		600	655
6.625% due 06/29/2021 •(g)(h)	EUR	200	251

Enel Finance International NV
2.650% due 09/10/2024		$200	213

ING Groep NV
1.238% (US0003M + 1.000%) due 10/02/2023 ~		700	711

JT International Financial Services BV
3.500% due 09/28/2023		500	540

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		200	202

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	105	171

			3,250

Total Netherlands (Cost $4,481)			4,777

NORWAY 0.1%

SOVEREIGN ISSUES 0.1%

Norway Government International Bond
3.750% due 05/25/2021	NOK	1,600	189

Total Norway (Cost $216)			189

PERU 2.0%

SOVEREIGN ISSUES 2.0%

Peru Government International Bond
1.862% due 12/01/2032		$100	101
5.350% due 08/12/2040	PEN	300	86
5.940% due 02/12/2029		4,300	1,482
6.350% due 08/12/2028		5,100	1,791
8.200% due 08/12/2026		800	298

Total Peru (Cost $3,366)			3,758

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 1.7%

SOVEREIGN ISSUES 1.7%

Qatar Government International Bond
3.875% due 04/23/2023		$1,100	$1,184
4.000% due 03/14/2029		600	712
4.400% due 04/16/2050		200	261
4.500% due 04/23/2028		800	971

Total Qatar (Cost $2,699)			3,128

SAUDI ARABIA 2.6%

SOVEREIGN ISSUES 2.6%

Saudi Government International Bond
2.375% due 10/26/2021		$800	813
2.875% due 03/04/2023		200	209
3.250% due 10/26/2026		300	333
3.625% due 03/04/2028		2,100	2,357
4.000% due 04/17/2025		800	895
4.375% due 04/16/2029		200	238

Total Saudi Arabia (Cost $4,601)			4,845

SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
3.500% due 09/18/2027		$200	214

DBS Bank Ltd.
3.300% due 11/27/2021		200	205

Total Singapore (Cost $400)			419

		SHARES
SPAIN 5.0%

PREFERRED SECURITIES 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)		200,000	250

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 4.9%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	100	165

Spain Government International Bond
0.250% due 07/30/2024		400	502
1.250% due 10/31/2030		1,400	1,913
1.400% due 07/30/2028		2,700	3,697
1.450% due 04/30/2029		1,300	1,795
1.850% due 07/30/2035		700	1,036
2.150% due 10/31/2025		20	28

			9,136

Total Spain (Cost $8,069)			9,386

SUPRANATIONAL 0.5%

CORPORATE BONDS & NOTES 0.5%

European Investment Bank
0.500% due 07/21/2023	AUD	600	464

European Union
0.000% due 07/04/2035 (d)	EUR	300	377

Total Supranational (Cost $846)			841

SWITZERLAND 1.3%

CORPORATE BONDS & NOTES 1.3%

Credit Suisse AG
2.100% due 11/12/2021		$500	508
6.500% due 08/08/2023 (h)		400	451

Credit Suisse Group AG
3.800% due 06/09/2023		600	647

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS AG
7.625% due 08/17/2022 (h)		$750	$830

Total Switzerland (Cost $2,325)			2,436

UNITED ARAB EMIRATES 0.4%

SOVEREIGN ISSUES 0.4%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		$500	562
3.875% due 04/16/2050		200	244

Total United Arab Emirates (Cost $691)			806

UNITED KINGDOM 11.6%

CORPORATE BONDS & NOTES 6.0%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$500	556
10.000% due 05/21/2021	GBP	100	141

Barclays PLC
4.338% due 05/16/2024 •		$400	433
4.836% due 05/09/2028		400	463
4.972% due 05/16/2029 •		400	480
5.200% due 05/12/2026		200	233
6.125% due 12/15/2025 •(g)(h)		300	324

HSBC Holdings PLC
3.803% due 03/11/2025 •		200	219
3.973% due 05/22/2030 •		300	347
4.041% due 03/13/2028 •		200	228
6.750% due 09/11/2028	GBP	200	371

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024		200	283

Lloyds Bank PLC
4.875% due 03/30/2027		600	1,046

Lloyds Banking Group PLC
4.650% due 03/24/2026		$400	461
7.875% due 06/27/2029 •(g)(h)	GBP	200	339

Nationwide Building Society
1.700% due 02/13/2023		$500	514
2.000% due 01/27/2023		400	413

Natwest Group PLC
2.000% due 03/04/2025 •	EUR	300	387
2.500% due 03/22/2023		200	258
4.892% due 05/18/2029 •		$400	481
5.125% due 05/12/2027 •(g)(h)	GBP	300	430
8.625% due 08/15/2021 •(g)(h)		$400	416

NatWest Markets PLC
0.625% due 03/02/2022	EUR	100	123

Reckitt Benckiser Treasury Services PLC
0.798% (US0003M + 0.560%) due 06/24/2022 ~		$300	302

Santander UK Group Holdings PLC
3.571% due 01/10/2023		200	206
6.750% due 06/24/2024 •(g)(h)	GBP	400	596
7.375% due 06/24/2022 •(g)(h)		200	287

Tesco PLC
6.125% due 02/24/2022		83	121

Tesco Property Finance PLC
5.801% due 10/13/2040		146	276

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		300	431

			11,165

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.2%

Avon Finance PLC
0.954% due 09/20/2048 •		292	399

Durham Mortgages B PLC
0.651% due 03/31/2054 •		304	416

Eurohome UK Mortgages PLC
0.193% due 06/15/2044 •		438	583

Eurosail PLC
0.991% due 06/13/2045 •		378	514

Finsbury Square PLC
0.991% due 09/12/2068 •		241	330

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hawksmoor Mortgages
1.104% due 05/25/2053 •	GBP	592	$811

Jupiter PLC
0.000% due 06/01/2060 «•		700	949

Lanark Master Issuer PLC
0.866% due 12/22/2069 •		253	347

Residential Mortgage Securities PLC
0.984% due 12/20/2046 •		254	347
1.234% due 09/20/2065 •		299	410
1.304% due 06/20/2070 •		284	390

Ripon Mortgages PLC
0.851% due 08/20/2056 •		977	1,335

Stanlington PLC
1.041% due 06/12/2046 •		530	726

Towd Point Mortgage Funding
0.956% due 07/20/2045 •		726	993

Towd Point Mortgage Funding PLC
0.956% due 07/20/2045 •		363	497
1.073% due 10/20/2051 •		436	599

			9,646

		SHARES
PREFERRED SECURITIES 0.2%

Nationwide Building Society
10.250% ~		1,360	329

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.2%

United Kingdom Gilt
0.625% due 10/22/2050	GBP	300	398

Total United Kingdom (Cost $20,482)			21,538

UNITED STATES 74.2%

ASSET-BACKED SECURITIES 6.7%

ACE Securities Corp. Home Equity Loan Trust
1.048% due 08/25/2035 •		$500	498

Amortizing Residential Collateral Trust
0.848% due 10/25/2031 •		1	1

Citigroup Mortgage Loan Trust, Inc.
1.138% due 07/25/2035 •		500	482

Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 þ		716	771

Countrywide Asset-Backed Certificates
0.368% due 06/25/2047 •		1,000	958
0.548% due 08/25/2034 •		103	99

Countrywide Asset-Backed Certificates Trust
0.888% due 08/25/2047 •		92	90

Credit-Based Asset Servicing & Securitization Trust
0.208% due 11/25/2036 •		16	10

GSAMP Trust
0.648% due 05/25/2046 •		500	479

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ		156	85

JPMorgan Mortgage Acquisition Trust
0.428% due 03/25/2047 •		1,632	1,427

Morgan Stanley ABS Capital, Inc. Trust
0.258% due 03/25/2037 •		952	492
0.398% due 08/25/2036 •		2,207	1,388

New Century Home Equity Loan Trust
0.883% due 06/25/2035 •		400	400

NovaStar Mortgage Funding Trust
0.278% due 03/25/2037 •		720	534
0.688% due 05/25/2036 •		500	467

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		458	228

Securitized Asset-Backed Receivables LLC Trust
0.198% due 12/25/2036 •		6	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMB Private Education Loan Trust
1.268% due 07/15/2053 •		$91	$92
1.290% due 07/15/2053		365	366

Soundview Home Loan Trust
0.648% due 11/25/2036 •		600	569

Structured Asset Securities Corp. Mortgage Loan Trust
1.655% due 04/25/2035 •		5	5

Terwin Mortgage Trust
1.088% due 11/25/2033 •		11	11

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		436	444
2.710% due 01/25/2060 ~		396	411
2.900% due 10/25/2059 ~		1,537	1,624

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		500	534

Washington Mutual Asset-Backed Certificates Trust
0.208% due 10/25/2036 •		35	19

			12,488

CORPORATE BONDS & NOTES 8.0%

AbbVie, Inc.
5.000% due 12/15/2021		200	207

American Tower Corp.
3.800% due 08/15/2029		400	465

Arrow Electronics, Inc.
3.500% due 04/01/2022		400	412

AT&T, Inc.
1.800% due 09/05/2026	EUR	500	666
3.100% due 02/01/2043		$100	101
3.300% due 02/01/2052		100	99

Bayer U.S. Finance LLC
1.227% (US0003M + 1.010%) due 12/15/2023 ~		300	303
4.250% due 12/15/2025		200	229

British Airways Pass-Through Trust
3.350% due 12/15/2030		95	90

Broadcom, Inc.
3.459% due 09/15/2026		400	444

Campbell Soup Co.
3.300% due 03/15/2021		100	101
3.650% due 03/15/2023		29	31

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		100	107

Charter Communications Operating LLC
4.464% due 07/23/2022		900	949
6.384% due 10/23/2035		600	823

Constellation Brands, Inc.
2.650% due 11/07/2022		500	520

CVS Health Corp.
3.700% due 03/09/2023		14	15

Equifax, Inc.
1.091% (US0003M + 0.870%) due 08/15/2021 ~		100	100

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	100	125

Fiserv, Inc.
3.200% due 07/01/2026		$500	560

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	100	122
0.000% due 12/01/2021 •		800	969
0.172% due 12/01/2024 •		100	113
3.087% due 01/09/2023		$200	204
4.000% due 11/13/2030		200	211

GLP Capital LP
5.300% due 01/15/2029		400	467

Harley-Davidson Financial Services, Inc.
1.168% (US0003M + 0.940%) due 03/02/2021 ~		200	200

Molson Coors Brewing Co.
2.100% due 07/15/2021		300	303

Morgan Stanley
0.790% (CDOR03 + 0.300%) due 02/03/2023 ~(i)	CAD	900	708

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	400	$557

MUFG Union Bank N.A.
0.798% (SOFRRATE + 0.710%) due 12/09/2022 ~		$250	252

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		400	413

New York Life Global Funding
2.250% due 07/12/2022		500	516

Pacific Gas & Electric Co.
3.500% due 06/15/2025		100	108
4.000% due 12/01/2046		100	104

Sempra Energy
0.667% (US0003M + 0.450%) due 03/15/2021 ~		200	200

Spirit AeroSystems, Inc.
1.017% (US0003M + 0.800%) due 06/15/2021 ~		100	99
3.950% due 06/15/2023		400	393

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		113	114
4.738% due 09/20/2029		200	217

Volkswagen Group of America Finance LLC
1.154% (US0003M + 0.940%) due 11/12/2021 ~		300	302
3.750% due 05/13/2030		200	231

Wells Fargo & Co.
1.325% (US0003M + 1.110%) due 01/24/2023 ~		600	605

Wells Fargo Bank N.A.
3.550% due 08/14/2023		500	540

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		400	411
3.375% due 11/30/2021		300	306

			15,012

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
2.397% (LIBOR03M + 2.250%) due 03/15/2027 ~		229	227

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.3%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		466	466

Adjustable Rate Mortgage Trust
3.311% due 09/25/2035 ^~		6	6

American Home Mortgage Assets Trust
0.358% due 10/25/2046 •		315	211
0.528% due 05/25/2046 ^•		166	145

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^		475	491

Banc of America Funding Trust
2.826% due 02/20/2036 ~		79	77
3.112% due 10/20/2046 ^~		66	56
5.500% due 01/25/2036		152	141

BCAP LLC Trust
0.318% due 01/25/2037 ^•		145	146
5.250% due 04/26/2037		481	362

Bear Stearns Adjustable Rate Mortgage Trust
2.725% due 10/25/2033 ~		3	3
2.883% due 08/25/2033 ~		4	4
3.115% due 05/25/2034 ~		5	5
3.132% due 11/25/2034 ~		2	2
3.473% due 05/25/2034 ~		10	10
3.800% due 05/25/2047 ^~		123	120

Bear Stearns ALT-A Trust
3.002% due 11/25/2035 ^~		72	64
3.152% due 09/25/2035 ^~		69	55
3.478% due 08/25/2036 ^~		125	80

Bear Stearns Structured Products, Inc. Trust
2.728% due 12/26/2046 ^~		56	50

Chase Mortgage Finance Trust
3.276% due 07/25/2037 ~		17	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.328% due 07/25/2036 •	$395	$375

Citigroup Mortgage Loan Trust
3.880% due 10/25/2035 ^•	222	227

Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035 •	8	8

Countrywide Alternative Loan Trust
0.318% due 01/25/2037 ^•	26	32
0.347% due 12/20/2046 ^•	245	208
0.362% due 07/20/2046 ^•	157	124
0.428% due 02/25/2037 •	88	79
0.498% due 05/25/2037 ^•	42	13
0.572% due 03/20/2046 •	77	65
2.109% due 11/25/2035 •	17	15
2.649% due 11/25/2035 •	17	15
2.878% due 11/25/2035 ^~	140	121
5.250% due 06/25/2035 ^	11	11
6.000% due 04/25/2037 ^	46	28
6.250% due 08/25/2037 ^	23	18
6.500% due 06/25/2036 ^	109	83

Countrywide Home Loan Mortgage Pass-Through Trust
0.608% due 05/25/2035 •	41	36
0.688% due 04/25/2046 •	1,010	385
0.728% due 04/25/2035 •	8	7
0.748% due 03/25/2035 •	412	339
0.768% due 02/25/2035 •	319	299
0.788% due 03/25/2035 •	43	40
0.808% due 02/25/2035 •	4	4
0.908% due 09/25/2034 •	3	3
2.109% due 02/20/2036 ^•	222	218
2.749% due 11/25/2034 ~	7	7
2.934% due 05/25/2047 ~	70	63
3.090% due 08/25/2034 ^~	1	1
5.500% due 10/25/2035	46	37

Credit Suisse Mortgage Capital Trust
3.036% due 10/27/2059 ~	472	478
6.500% due 07/26/2036 ^	105	42

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.386% due 10/25/2036 ^þ	143	138

GreenPoint Mortgage Funding Trust
0.688% due 11/25/2045 •	7	6

GSR Mortgage Loan Trust
2.930% due 03/25/2033 •	4	4
3.071% due 06/25/2034 ~	2	2
3.201% due 09/25/2035 ~	52	53

HarborView Mortgage Loan Trust
1.459% due 12/19/2036 ^•	88	83

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~	356	360

IndyMac Mortgage Loan Trust
3.172% due 09/25/2035 ^~	115	111

JPMorgan Mortgage Trust
2.230% due 11/25/2033 ~	3	3
3.116% due 01/25/2037 ^~	116	108
3.344% due 02/25/2035 ~	2	2

Luminent Mortgage Trust
0.868% due 04/25/2036 •	266	234

Manhattan West Mortgage Trust
2.130% due 09/10/2039	400	422

MASTR Adjustable Rate Mortgages Trust
3.089% due 05/25/2034 ~	267	280

MASTR Alternative Loan Trust
0.548% due 03/25/2036 ^•	44	2

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.599% due 12/15/2030 •	3	3

Merrill Lynch Mortgage Investors Trust
0.568% due 02/25/2036 •	44	43
2.225% due 02/25/2033 ~	5	5
2.646% due 02/25/2036 ~	14	14

Merrill Lynch Mortgage-Backed Securities Trust
3.528% due 04/25/2037 ^~	5	5

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	512	539
2.750% due 11/25/2059 ~	442	465

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.633% due 10/25/2035 ~	$8	$8

OBX Trust
0.798% due 06/25/2057 •	185	185

One New York Plaza Trust
1.109% due 01/15/2026 •	500	502

Residential Accredit Loans, Inc. Trust
0.568% due 04/25/2046 •	133	56
6.000% due 12/25/2036 ^	219	215

Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	55	53

Structured Adjustable Rate Mortgage Loan Trust
2.724% due 04/25/2034 ~	8	9
3.080% due 02/25/2034 ~	5	5
3.123% due 09/25/2034 ~	1	2

Structured Asset Mortgage Investments Trust
0.338% due 07/25/2046 ^•	255	205
0.368% due 09/25/2047 •	234	209
0.568% due 05/25/2036 •	55	47
0.588% due 05/25/2036 •	225	213
0.652% due 07/19/2035 •	78	75
0.708% due 02/25/2036 ^•	308	292
0.732% due 07/19/2034 •	1	1
0.852% due 03/19/2034 •	2	2

Structured Asset Securities Corp.
0.428% due 01/25/2036 •	85	77

SunTrust Alternative Loan Trust
0.798% due 12/25/2035 ^•	454	377

WaMu Mortgage Pass-Through Certificates Trust
0.688% due 12/25/2045 •	20	20
0.768% due 01/25/2045 •	3	3
0.788% due 01/25/2045 •	3	3
1.309% due 02/25/2047 ^•	197	185
2.003% due 07/25/2046 •	125	119
2.009% due 08/25/2042 •	2	2
2.722% due 12/25/2036 ^~	3	3
2.966% due 01/25/2037 ^~	15	14
3.046% due 09/25/2036 ~	49	46
3.173% due 06/25/2037 ^~	38	34
3.324% due 12/25/2036 ^~	21	21
3.329% due 02/25/2033 ~	37	38
3.746% due 06/25/2033 ~	3	3
3.768% due 03/25/2034 ~	11	12

Washington Mutual Mortgage Pass-Through Certificates Trust
1.549% due 07/25/2046 ^•	39	27

		11,836

	SHARES
PREFERRED SECURITIES 0.4%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	200,000	246

Bank of America Corp.
5.875% due 03/15/2028 •(g)	300,000	340

Charles Schwab Corp.
5.375% due 06/01/2025 •(g)	200,000	223

		809

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 48.1%

Fannie Mae
0.268% due 03/25/2034 •	2	2
0.298% due 08/25/2034 •	1	1
0.548% due 06/25/2036 •	13	13
1.802% due 12/01/2034 •	2	2
1.843% due 10/01/2034 •	1	1
2.880% due 11/01/2034 •	13	13
3.000% due 03/01/2060	297	322
3.500% due 01/01/2059	572	632
6.000% due 07/25/2044	13	15

Freddie Mac
0.288% due 09/25/2031 •	11	11
0.499% due 01/15/2038 •	178	178

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.809% due 10/25/2044 •	$21	$21
2.663% due 01/15/2038 ~(a)	178	11
3.000% due 03/01/2045	365	385
3.441% due 02/01/2029 •	1	1
3.669% due 04/01/2037 •	14	14
6.000% due 04/15/2036	163	195

Ginnie Mae
3.000% due 07/20/2046	32	33
3.125% (H15T1Y + 1.500%) due 11/20/2024 ~	1	1
6.000% due 09/20/2038	2	2

Ginnie Mae, TBA
2.000% due 03/01/2051	3,000	3,127

Uniform Mortgage-Backed Security
2.500% due 11/01/2050	199	212
3.000% due 08/01/2042 - 10/01/2049	510	552
3.500% due 10/01/2034 - 07/01/2050	1,345	1,433
4.000% due 03/01/2049 - 06/01/2050	839	898

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2051	24,100	24,948
2.500% due 03/01/2051	15,200	15,971
3.500% due 01/01/2051 - 02/01/2051	8,300	8,785
4.000% due 01/01/2051 - 02/01/2051	30,000	32,082

		89,861

U.S. TREASURY OBLIGATIONS 4.6%

U.S. Treasury Bonds
1.375% due 11/15/2040	800	790
1.625% due 11/15/2050	200	199

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2022 (l)		$1,285	$1,312
0.125% due 07/15/2030 (n)		203	228
0.250% due 02/15/2050		101	121
0.500% due 01/15/2028 (l)		2,111	2,395
1.750% due 01/15/2028 (l)		2,486	3,050
3.875% due 04/15/2029		253	365

U.S. Treasury Notes
2.625% due 06/15/2021 (n)		200	202

			8,662

Total United States (Cost $135,039)			138,895

SHORT-TERM INSTRUMENTS 3.2%

REPURCHASE AGREEMENTS (j) 1.0%
			1,789

ARGENTINA TREASURY BILLS 0.0%
(3.480)% due 09/13/2021 (d)(e)	ARS	6,254	46

JAPAN TREASURY BILLS 2.2%
(0.089)% due 01/18/2021 - 03/15/2021 (c)(d)	JPY	430,000	4,165

Total Short-Term Instruments (Cost $5,889)			6,000

Total Investments in Securities (Cost $247,959)			263,245

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.3%

SHORT-TERM INSTRUMENTS 3.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.3%

PIMCO Short Asset Portfolio	378,179	$3,791

PIMCO Short-Term Floating NAV Portfolio III	244,626	2,413

Total Short-Term Instruments (Cost $6,179)		6,204

Total Investments in Affiliates (Cost $6,179)		6,204

Total Investments 144.1% (Cost $254,138)		$269,449

Financial Derivative Instruments (k)(m) 1.3% (Cost or Premiums, net $(340))		2,345

Other Assets and Liabilities, net (45.4)%		(84,837)

Net Assets 100.0%		$186,957

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley	0.790%	02/03/2023	01/30/2020	$682	$708	0.38%

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.730%	01/22/2020	01/21/2022	GBP	916	United Kingdom Gilt 1.750% due 01/22/2049	$(1,381)	$1,253	$1,261
FICC	0.000	12/31/2020	01/04/2021	$	536	U.S. Treasury Bills 0.000% due 12/30/2021	(547)	536	536

Total Repurchase Agreements							$(1,928)	$1,789	$1,797

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
Canada (0.5)%
Sovereign Issues (0.5)%
Canada Government International Bond	2.750%	12/01/2048	CAD	800	$(853)	$(866)

United Kingdom (0.7)%
Sovereign Issues (0.7)%
United Kingdom Gilt	1.750	01/22/2049	GBP	800	(1,160)	(1,385)

United States (8.0)%
U.S. Government Agencies (8.0)%
Uniform Mortgage-Backed Security, TBA	3.000	01/01/2051	$	14,200	(14,856)	(14,877)
Uniform Mortgage-Backed Security, TBA	3.500	01/01/2036		100	(106)	(106)

Total United States					(14,962)	(14,983)

Total Short Sales (9.2)%					$(16,975)	$(17,234)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$1,261	$0	$0	$0	$1,261	$(1,381)	$(120)
FICC	536	0	0	0	536	(547)	(11)

Master Securities Forward Transaction Agreement
RYL	0	0	0	(1,385)	(1,385)	0	(1,385)
TDM	0	0	0	(866)	(866)	0	(866)

Total Borrowings and Other Financing Transactions	$1,797	$0	$0	$(2,251)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $12 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(6,417) at a weighted average interest rate of (0.137)%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March 2021 Futures	$	119.500	02/19/2021	135	$135	$1	$0
Call - CME 90-Day Eurodollar June 2022 Futures		99.750	06/13/2022	13	33	0	4
Call - CME 90-Day Eurodollar March 2022 Futures		99.750	03/14/2022	7	18	0	2
Call - MSE Canada Government 10-Year Bond March 2021 Futures	CAD	189.000	02/19/2021	63	63	1	0

Total Purchased Options						$2	$6

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond March Futures	03/2021	38	$4,313	$24	$4	$(5)
Call Options Strike @ EUR 115.000 on Euro-Schatz Bond March 2021 Futures(1)	02/2021	83	1	0	0	0
Call Options Strike @ EUR 183.000 on Euro-OAT France Government 10-Year Bond March 2021 Futures(1)	02/2021	119	1	0	0	0
Call Options Strike @ EUR 193.000 on Euro-Bund 10-Year Bond March 2021 Futures(1)	02/2021	41	1	0	0	0
Call Options Strike @ GBP 164.000 on United Kingdom Gilt February 2021 Futures(1)	01/2021	30	0	(1)	0	0
Euro-BTP Italy Government Bond March Futures	03/2021	57	10,585	91	4	0
Euro-Buxl 30-Year Bond March Futures	03/2021	5	1,376	2	0	(2)
Japan Government 10-Year Bond March Futures	03/2021	3	4,414	(4)	0	(1)
U.S. Treasury 5-Year Note March Futures	03/2021	135	17,032	33	6	0

				$145	$14	$(8)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note March Futures	03/2021	11	$(996)	$(1)	$0	$0
Canada Government 10-Year Bond March Futures	03/2021	63	(7,379)	(19)	0	(17)
Euro-Bund 10-Year Bond March Futures	03/2021	39	(8,464)	1	3	0
Euro-OAT France Government 10-Year Bond March Futures	03/2021	123	(25,223)	(75)	1	0
Euro-Schatz March Futures	03/2021	83	(11,384)	10	1	0
U.S. Treasury 10-Year Note March Futures	03/2021	42	(5,799)	(12)	0	(4)
U.S. Treasury 30-Year Bond March Futures	03/2021	2	(346)	3	0	(1)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2021	1	(214)	3	0	(1)
United Kingdom Long Gilt March Futures	03/2021	115	(21,315)	(217)	0	(46)

				$(307)	$5	$(69)

Total Futures Contracts				$(162)	$19	$(77)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	06/20/2024	2.652%	EUR	200	$(24)	$10	$(14)	$0	$(1)
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.533		200	5	2	7	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.654		400	5	3	8	0	0

							$(14)	$15	$1	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	2,000	$(96)	$(94)	$(190)	$0	$(4)
CDX.IG-34 10-Year Index	(1.000)	Quarterly	06/20/2030		2,200	4	(3)	1	0	(2)
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		7,800	(44)	(25)	(69)	0	(10)
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029	EUR	500	3	(10)	(7)	0	0
iTraxx Europe Main 33 10-Year Index	(1.000)	Quarterly	06/20/2030		1,400	(11)	(6)	(17)	0	0

						$(144)	$(138)	$(282)	$0	$(16)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	200	$(13)	$8	$(5)	$0	$0

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	21

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	41,600	$(1)	$(17)	$(18)	$0	$(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		12,800	0	(5)	(5)	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		2,900	0	(2)	(2)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		2,000	0	(1)	(1)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		9,100	1	(5)	(4)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		6,300	0	(1)	(1)	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		1,400	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		4,400	0	0	0	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		1,100	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		3,300	0	(1)	(1)	0	0

						$0	$(32)	$(32)	$2	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2023	GBP	6,300	$8	$5	$13	$5	$0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.000	Annual	06/16/2026		600	0	0	0	1	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/17/2031		500	8	(2)	6	1	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	06/16/2031		9,600	8	91	99	30	0
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		700	(36)	(17)	(53)	0	(8)
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	5,400	0	0	0	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		13,100	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		3,800	0	0	0	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		5,200	0	0	0	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		4,700	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		76,200	(1)	94	93	0	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		4,400	(7)	0	(7)	0	0
Receive	1-Year BRL-CDI	6.295	Maturity	01/02/2025		400	2	(6)	(4)	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025	CAD	1,100	(9)	38	29	1	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		400	39	(2)	37	1	0
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		3,700	1	156	157	9	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		5,600	85	213	298	14	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		3,000	(60)	133	73	8	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		600	8	114	122	5	0
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		400	0	70	70	3	0
Pay	3-Month CHF-LIBOR	0.620	Annual	03/18/2025	CHF	1,500	9	(14)	(5)	0	0
Pay	3-Month CHF-LIBOR	0.500	Annual	09/16/2025		1,900	6	4	10	1	0
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026		600	19	4	23	0	0
Receive	3-Month CNY-CNREPOFIX	0.000	Quarterly	09/16/2025	CNY	21,000	(44)	44	0	1	(1)
Receive	3-Month NZD-BBR	0.500	Semi-Annual	12/16/2025	NZD	150	0	0	0	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	10,800	(151)	(102)	(253)	0	(2)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		2,300	23	3	26	0	0
Receive(7)	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023		5,100	1	(6)	(5)	0	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		3,600	0	(120)	(120)	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		2,900	(61)	(71)	(132)	0	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,150	0	(93)	(93)	0	(1)
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		3,900	0	(109)	(109)	0	(1)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		9,200	249	17	266	5	0
Receive(7)	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		1,300	4	0	4	0	(1)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		3,000	(85)	(329)	(414)	0	(3)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		2,600	369	(36)	333	3	0
Pay(7)	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		5,100	(54)	(38)	(92)	5	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		12,300	(146)	44	(102)	0	(18)
Receive(7)	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		9,900	51	150	201	0	(13)
Receive(7)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		50	1	0	1	0	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		800	15	(1)	14	0	(3)
Receive	3-Month USD-LIBOR	1.325	Semi-Annual	12/02/2050		300	(9)	15	6	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		1,000	5	34	39	0	(5)
Receive(7)	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		1,300	41	47	88	0	(6)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	7,100	33	8	41	1	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	12/15/2022	EUR	8,600	18	(18)	0	0	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2023		41,900	(45)	35	(10)	0	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	03/17/2026		13,800	(22)	(26)	(48)	0	(1)
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2026		22,200	(48)	(45)	(93)	0	(2)
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		1,200	40	75	115	0	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/17/2031		200	(1)	1	0	0	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	6-Month EUR-EURIBOR	0.250%	Annual	06/16/2031	EUR	7,100	$(16)	$(6)	$(22)	$2	$0
Pay(7)	6-Month EUR-EURIBOR	0.060	Annual	11/17/2032		600	0	4	4	0	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		300	(27)	(3)	(30)	0	0
Pay	6-Month EUR-EURIBOR	0.550	Annual	12/15/2040		200	(2)	2	0	0	0
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		100	0	0	0	0	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		6,100	(58)	17	(41)	0	(3)
Receive(7)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		200	0	(5)	(5)	0	0
Receive	6-Month GBP-LIBOR	0.500	Semi-Annual	06/17/2050	GBP	300	7	2	9	0	(3)
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	730,000	(67)	(48)	(115)	1	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		530,000	9	(157)	(148)	10	0
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		120,000	(12)	51	39	0	(3)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	1,900	(12)	2	(10)	0	0
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		2,300	0	(12)	(12)	0	0
Receive	UKRPI	3.257	Maturity	02/15/2025	GBP	1,500	0	(39)	(39)	0	0
Receive	UKRPI	3.258	Maturity	02/15/2025		1,300	0	(34)	(34)	0	0
Receive	UKRPI	3.262	Maturity	02/15/2025		1,000	0	(26)	(26)	0	0
Receive	UKRPI	3.334	Maturity	08/15/2025		400	(1)	(2)	(3)	0	0
Receive	UKRPI	3.355	Maturity	11/15/2025		300	(1)	(1)	(2)	0	0
Pay	UKRPI	3.386	Maturity	01/15/2030		300	0	9	9	0	(1)
Pay	UKRPI	3.436	Maturity	02/15/2030		200	0	7	7	0	(1)
Pay	UKRPI	3.450	Maturity	02/15/2030		1,000	0	36	36	0	(5)
Pay	UKRPI	3.453	Maturity	02/15/2030		1,800	0	65	65	0	(9)
Pay	UKRPI	3.475	Maturity	08/15/2030		400	0	6	6	0	(2)
Receive	UKRPI	3.397	Maturity	11/15/2030		280	2	(1)	1	2	0
Receive	UKRPI	3.445	Maturity	11/15/2030		140	0	(1)	(1)	1	0
Pay	UKRPI	3.473	Maturity	11/15/2030		300	0	3	3	0	(2)
Receive	UKRPI	3.510	Maturity	11/15/2030		140	0	(2)	(2)	1	0
Pay	UKRPI	3.217	Maturity	11/15/2040		480	(8)	(13)	(21)	0	(3)
Pay	UKRPI	3.272	Maturity	11/15/2040		100	0	(2)	(2)	0	(1)
Pay	UKRPI	3.273	Maturity	11/15/2040		140	0	(2)	(2)	0	(1)
Pay	UKRPI	3.340	Maturity	11/15/2040		240	0	4	4	0	(1)
Receive	UKRPI	3.000	Maturity	11/15/2050		200	7	13	20	0	(1)
Receive	UKRPI	3.051	Maturity	11/15/2050		100	0	5	5	0	(1)
Receive	UKRPI	3.143	Maturity	11/15/2050		100	0	(3)	(3)	0	(1)

							$85	$227	$312	$111	$(105)

Total Swap Agreements							$(86)	$80	$(6)	$113	$(124)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$6	$29	$113	$148	$0	$(77)	$(124)	$(201)

(l)

Securities with an aggregate market value of $2,492 and cash of $2,276 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	23

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $10 for closed future agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021	TWD	7,896		$281	$0	$0
	02/2021	EUR	1,031		1,252	0	(9)
	02/2021	GBP	2,922		3,854	0	(143)
	02/2021	NOK	2,470		279	0	(9)
	02/2021		$616	AUD	847	38	0
	02/2021		996	CHF	881	0	0
	02/2021		1,390	EUR	1,164	34	0
	02/2021		1,008	JPY	105,000	9	0
	02/2021		11,438	SEK	99,125	616	0
	03/2021	HKD	773		$100	0	0
	03/2021	JPY	330,000		3,184	0	(15)

BPS	01/2021	CAD	713		560	0	(1)
	01/2021	CLP	511,484		706	0	(14)
	01/2021	TWD	7,232		258	0	0
	02/2021	DKK	10,739		1,714	0	(50)
	02/2021		$3,654	AUD	5,042	235	0
	02/2021		361	ILS	1,219	19	0
	03/2021	TWD	33,757		$1,211	0	(5)
	03/2021		$706	CLP	511,484	14	0
	03/2021		518	CNH	3,460	11	0
	03/2021		103	KRW	111,898	0	0

BRC	01/2021	BRL	2,260		$428	0	(7)
	01/2021	JPY	100,000		946	0	(23)
	01/2021		$435	BRL	2,260	0	0
	01/2021		541	RUB	41,705	22	0
	02/2021	CHF	509		$572	0	(4)
	02/2021		$328	BRL	1,730	5	0
	02/2021		1,054	CHF	935	4	0
	02/2021		1,864	JPY	193,200	8	0
	03/2021		186	MYR	746	0	0

CBK	01/2021	BRL	530		$102	0	0
	01/2021	PEN	866		241	2	0
	01/2021		$105	BRL	530	0	(3)
	01/2021		463	CLP	345,629	23	0
	01/2021		1,942	NZD	2,760	44	0
	01/2021		215	RUB	16,511	8	0
	01/2021		337	ZAR	5,266	21	0
	02/2021	BRL	530		$105	3	0
	02/2021	DKK	11,268		1,806	0	(45)
	02/2021	EUR	4,433		5,286	0	(135)
	02/2021	ILS	3,220		990	0	(13)
	02/2021		$333	EUR	274	2	0
	02/2021		1,473	GBP	1,090	18	0
	02/2021		8,905	NOK	81,710	624	0
	02/2021		260	RUB	19,181	0	(2)
	03/2021	PEN	2,722		$760	8	0
	03/2021	TWD	2,011		73	1	0
	03/2021		$274	CNH	1,817	4	0
	03/2021		2,238	CNY	14,644	0	(1)
	04/2021	MXN	3,237		$158	0	(3)

GLM	01/2021		15,530		761	0	(18)
	01/2021	PEN	732		203	1	0
	01/2021	TWD	28		1	0	0
	01/2021		$75	MXN	1,600	6	0
	01/2021		337	PEN	1,213	0	(1)
	01/2021		268	RUB	20,554	9	0
	02/2021	DKK	9,289		$1,492	0	(34)
	02/2021	RON	23		6	0	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2021		$242	DKK	1,465	$0	$(1)
	02/2021		275	NOK	2,425	8	0
	02/2021		386	RUB	29,447	10	0
	03/2021	CNH	40,401		$6,119	0	(65)
	03/2021	MXN	3,237		161	0	(1)
	03/2021	PEN	1,295		359	1	0
	03/2021		$298	CNH	1,959	2	0
	04/2021	PEN	1,213		$336	1	0
	04/2021		$160	MXN	3,237	1	0

HUS	01/2021	BRL	1,506		$290	0	0
	01/2021	MXN	1,599		75	0	(5)
	01/2021	PEN	1,213		342	6	0
	01/2021		$290	BRL	1,506	0	0
	01/2021		767	CAD	982	5	0
	01/2021		403	CLP	294,104	11	0
	01/2021		335	ZAR	5,189	17	0
	02/2021	EUR	464		$557	0	(10)
	02/2021	PEN	3,846		1,056	0	(7)
	02/2021		$917	GBP	690	27	0
	02/2021		16,028	JPY	1,682,184	273	0
	02/2021		263	NOK	2,380	15	0
	02/2021		822	RUB	61,219	4	(2)
	03/2021	CNH	4,723		$721	0	(2)
	03/2021	CNY	8,209		1,238	0	(16)
	03/2021	PEN	2,804		788	13	0
	03/2021	TWD	12,431		448	0	0
	03/2021		$390	CNH	2,579	5	0
	03/2021		186	COP	636,632	0	0
	03/2021		619	KRW	676,035	2	0
	03/2021		3,465	MXN	75,353	294	0

JPM	01/2021	BRL	224		$43	0	0
	01/2021	TWD	21,619		771	1	0
	01/2021		$43	BRL	224	0	0
	01/2021		10	RUB	758	0	0
	02/2021		218	NOK	2,075	24	0
	03/2021	TWD	524		$19	0	0
	03/2021		$1,417	CNH	9,390	20	0
	03/2021		301	IDR	4,303,096	7	0
	03/2021		673	KRW	743,317	10	0

MYI	01/2021	NZD	1,496		$1,050	0	(26)
	01/2021	ZAR	96		6	0	0
	02/2021		$10,419	CHF	9,505	332	0
	03/2021		2	KRW	2,210	0	0
	06/2021		15	EUR	12	0	(1)

RBC	02/2021		104		85	0	0

RYL	01/2021		441	NZD	624	8	0

SCX	01/2021		186	PEN	674	0	0
	02/2021	AUD	479		$352	0	(17)
	02/2021	CHF	1,202		1,320	0	(39)
	02/2021		$236	AUD	323	13	0
	02/2021		592	EUR	497	16	0
	02/2021		353	GBP	262	6	0
	02/2021		595	ILS	2,043	41	0
	02/2021		637	JPY	66,400	6	0
	02/2021		453	SEK	3,830	13	0
	03/2021	TWD	29,963		$1,076	0	(3)
	03/2021		$1,519	IDR	21,867,876	45	0

SSB	01/2021	MXN	39,467		$1,954	0	(26)
	03/2021		$1,376	KRW	1,532,063	32	0

TOR	01/2021	CAD	12,211		$9,585	0	(8)
	01/2021		$9,426	CAD	12,211	167	0
	01/2021		5	CLP	3,735	0	0
	02/2021		9,586	CAD	12,211	8	0
	02/2021		196	GBP	147	5	0

UAG	01/2021		7	RUB	500	0	0
	02/2021	DKK	13,435		$2,151	0	(56)
	02/2021	EUR	7,050		8,349	0	(273)
	02/2021		$493	GBP	369	12	0
	02/2021		1,584	RUB	119,219	23	(3)

Total Forward Foreign Currency Contracts						$3,273	$(1,096)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	25

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus USD	$	0.600	03/02/2021	5,700	$1	$0
	Call - OTC USD versus CHF	CHF	1.020	01/25/2021	7,500	1	0
	Call - OTC USD versus SEK	SEK	11.000	03/03/2021	12,600	1	0

HUS	Call - OTC USD versus CAD	CAD	1.450	02/12/2021	10,000	1	0
	Call - OTC USD versus CHF	CHF	1.000	02/15/2021	4,000	0	0
	Call - OTC USD versus JPY	JPY	114.000	02/12/2021	14,000	1	1

						$5	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	900	$37	$9

CBK	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.370	10/25/2021	200	14	11
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.370	10/25/2021	200	14	15

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	400	16	5

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	1,100	81	31

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300	10/13/2021	1,100	12	13
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.365	10/22/2021	100	7	5
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.365	10/22/2021	100	7	7

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/29/2021	1,500	12	3
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	900	67	23
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	700	28	8

							$295	$130

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Fannie Mae 1.500% due 05/01/2052	EUR	97.000	05/23/2025	300	$23	$22

FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 01/01/2051	$	64.000	01/07/2021	12,200	0	0

						$23	$22

Total Purchased Options						$323	$153

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900%	01/20/2021	300	$(1)	$0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	01/20/2021	300	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.450	01/20/2021	700	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	01/20/2021	1,300	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	300	0	(1)

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	98.250	01/20/2021	100	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	600	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	01/20/2021	200	0	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.425	03/17/2021	500	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.775	03/17/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	03/17/2021	500	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	100	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.475	01/20/2021	400	0	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	01/20/2021	300	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.825	01/20/2021	400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	1.050	01/20/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	02/17/2021	400	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	03/17/2021	1,200	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	03/17/2021	500	0	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	600	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	03/17/2021	1,200	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	03/17/2021	500	(1)	(1)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375%	04/21/2021	400	$0	$0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	400	(1)	(1)

BRC	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	800	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	02/17/2021	400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	400	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	700	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	700	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	200	0	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	01/20/2021	200	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	02/17/2021	200	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	01/20/2021	500	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	02/17/2021	500	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	02/17/2021	500	(1)	0

FBF	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	02/17/2021	200	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	02/17/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	03/17/2021	400	(1)	0

GST	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	01/20/2021	200	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	02/17/2021	400	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	02/17/2021	400	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	03/17/2021	800	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	03/17/2021	400	0	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	03/17/2021	800	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	03/17/2021	400	(1)	0

JLN	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	01/20/2021	400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	1.000	01/20/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	1.050	01/20/2021	400	(1)	0

MYC	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	02/17/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	02/17/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	03/17/2021	500	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	03/17/2021	300	0	0

						$(31)	$(16)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
HUS	Put - OTC EUR versus CNH	CNH	7.750	02/04/2021	1,138	$(6)	$(1)
	Call - OTC EUR versus CNH		8.050	02/04/2021	1,138	(6)	(6)
	Put - OTC USD versus CNH		6.550	01/07/2021	1,435	(7)	(12)
	Call - OTC USD versus CNH		6.750	01/07/2021	1,435	(7)	0

						$(26)	$(19)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	7,500	$ (37)	$0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/29/2021	600	(7)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.460	01/29/2021	600	(7)	(10)

BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	300	(23)	(23)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	3,400	(16)	0

FAR	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.223	01/15/2021	400	(5)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.523	01/15/2021	400	(4)	(2)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	9,200	(82)	0

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	300	(13)	(3)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	100	(4)	(1)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	7,500	(67)	0
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	5,900	(27)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/17/2021	300	(10)	(2)

							$ (302)	$(43)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	27

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	1-Month USD-LIBOR	10/07/2022	3,250	$(3)	$(1)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	1-Month USD-LIBOR	10/08/2022	1,750	(2)	(1)

						$(5)	$(2)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2051	$101.563	01/07/2021	300	$(1)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2051	101.672	01/07/2021	600	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.141	03/04/2021	100	0	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 03/01/2051	102.906	03/11/2021	100	0	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2051	103.367	01/14/2021	200	(1)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2051	103.594	01/14/2021	300	(1)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 02/01/2051	103.773	02/11/2021	300	(1)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	103.578	03/11/2021	200	0	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	104.000	03/11/2021	100	0	0
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051 «	104.125	04/14/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 02/01/2051	99.688	02/04/2021	300	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.125	03/04/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.141	03/04/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	104.141	03/04/2021	200	0	0

					$(10)	$(5)

Total Written Options					$(374)	$(85)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.038%	$100	$(3)	$2	$0	$(1)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038	1,000	(36)	21	0	(15)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.127	800	(20)	2	0	(18)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.106	700	(17)	1	0	(16)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038	800	(28)	16	0	(12)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.127	900	(23)	3	0	(20)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038	400	(14)	8	0	(6)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.106	700	(14)	(2)	0	(16)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038	700	(24)	14	0	(10)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.127	300	(7)	1	0	(6)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.127	400	(10)	1	0	(9)

							$(196)	$67	$0	$(129)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.903%	$300	$(7)	$8	$1	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.903	200	(5)	6	1	0

							$(12)	$14	$2	$0

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	1,500	$1,130	$7	$19	$26	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		1,500	1,035	1	130	131	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		1,400	966	(5)	128	123	0

								$3	$277	$280	$0

Total Swap Agreements								$(205)	$358	$282	$(129)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$0	$0	$26	$26	$0	$0	$0	$0	$26	$0	$26
BOA	697	9	0	706	(176)	(13)	(1)	(190)	516	(401)	115
BPS	279	22	0	301	(70)	(31)	(33)	(134)	167	0	167
BRC	39	0	1	40	(34)	(2)	(48)	(84)	(44)	0	(44)
CBK	758	26	132	916	(202)	0	(6)	(208)	708	(580)	128
DUB	0	5	0	5	0	0	0	0	5	(20)	(15)
FAR	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
FBF	0	31	0	31	0	0	0	0	31	0	31
GLM	39	25	123	187	(120)	(3)	0	(123)	64	0	64
GST	0	0	0	0	0	(3)	(26)	(29)	(29)	0	(29)
HUS	672	1	0	673	(42)	(19)	(6)	(67)	606	(590)	16
JPM	62	0	0	62	0	(6)	(9)	(15)	47	0	47
MYC	0	34	0	34	0	(5)	0	(5)	29	(170)	(141)
MYI	332	0	0	332	(27)	0	0	(27)	305	(300)	5
RYL	8	0	0	8	0	0	0	0	8	0	8
SCX	140	0	0	140	(59)	0	0	(59)	81	0	81
SSB	32	0	0	32	(26)	0	0	(26)	6	0	6
TOR	180	0	0	180	(8)	0	0	(8)	172	0	172
UAG	35	0	0	35	(332)	0	0	(332)	(297)	271	(26)

Total Over the Counter	$3,273	$153	$282	$3,708	$(1,096)	$(85)	$(129)	$(1,310)

(n)

Securities with an aggregate market value of $271 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	29

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	29	29
Swap Agreements	0	0	0	0	113	113

	$0	$0	$0	$0	$148	$148

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,273	$0	$3,273
Purchased Options	0	0	0	1	152	153
Swap Agreements	0	2	0	280	0	282

	$0	$2	$0	$3,554	$152	$3,708

	$0	$2	$0	$3,554	$300	$3,856

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$77	$77
Swap Agreements	0	17	0	0	107	124

	$0	$17	$0	$0	$184	$201

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,096	$0	$1,096
Written Options	0	16	0	19	50	85
Swap Agreements	0	129	0	0	0	129

	$0	$145	$0	$1,115	$50	$1,310

	$0	$162	$0	$1,115	$234	$1,511

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Written Options	0	0	0	0	5	5
Futures	0	0	0	0	885	885
Swap Agreements	0	(961)	0	0	1,777	816

	$0	$(961)	$0	$0	$2,662	$1,701

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(692)	$0	$(692)
Purchased Options	0	0	0	1,204	(30)	1,174
Written Options	0	64	0	93	246	403
Swap Agreements	0	(66)	0	(41)	491	384

	$0	$(2)	$0	$564	$707	$1,269

	$0	$(963)	$0	$564	$3,369	$2,970

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$11	$11
Written Options	0	0	0	0	(7)	(7)
Futures	0	0	0	0	(744)	(744)
Swap Agreements	0	(323)	0	0	22	(301)

	$0	$(323)	$0	$0	$(718)	$(1,041)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$671	$0	$671
Purchased Options	0	0	0	(12)	(331)	(343)
Written Options	0	11	0	(29)	396	378
Swap Agreements	0	60	0	211	(69)	202

	$0	$71	$0	$841	$(4)	$908

	$0	$(252)	$0	$841	$(722)	$(133)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$12	$0	$12
Sovereign Issues	0	74	0	74
Australia
Corporate Bonds & Notes	0	638	0	638
Non-Agency Mortgage-Backed Securities	0	190	0	190
Sovereign Issues	0	7,195	0	7,195
Brazil
Corporate Bonds & Notes	0	1,493	0	1,493
Canada
Corporate Bonds & Notes	0	1,010	0	1,010
Non-Agency Mortgage-Backed Securities	0	119	0	119
Sovereign Issues	0	269	0	269
Cayman Islands
Asset-Backed Securities	0	3,743	0	3,743
Corporate Bonds & Notes	0	1,884	0	1,884
China
Sovereign Issues	0	7,999	0	7,999
Denmark
Corporate Bonds & Notes	0	8,424	0	8,424
France
Corporate Bonds & Notes	0	927	0	927
Sovereign Issues	0	10,350	0	10,350
Germany
Corporate Bonds & Notes	0	3,646	0	3,646
Guernsey, Channel Islands
Corporate Bonds & Notes	0	106	0	106
India
Corporate Bonds & Notes	0	205	0	205
Ireland
Asset-Backed Securities	0	2,254	0	2,254
Israel
Sovereign Issues	0	496	0	496
Italy
Corporate Bonds & Notes	0	2,829	0	2,829
Sovereign Issues	0	2,393	0	2,393
Japan
Corporate Bonds & Notes	0	2,527	0	2,527
Sovereign Issues	0	5,197	0	5,197
Kuwait
Sovereign Issues	0	1,822	0	1,822
Lithuania
Sovereign Issues	0	101	0	101

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Malaysia
Corporate Bonds & Notes	$0	$230	$0	$230
Mexico
Corporate Bonds & Notes	0	94	0	94
Netherlands
Asset-Backed Securities	0	1,527	0	1,527
Corporate Bonds & Notes	0	3,250	0	3,250
Norway
Sovereign Issues	0	189	0	189
Peru
Sovereign Issues	0	3,758	0	3,758
Qatar
Sovereign Issues	0	3,128	0	3,128
Saudi Arabia
Sovereign Issues	0	4,845	0	4,845
Singapore
Corporate Bonds & Notes	0	419	0	419
Spain
Preferred Securities	0	250	0	250
Sovereign Issues	0	9,136	0	9,136
Supranational
Corporate Bonds & Notes	0	841	0	841
Switzerland
Corporate Bonds & Notes	0	2,436	0	2,436
United Arab Emirates
Sovereign Issues	0	806	0	806
United Kingdom
Corporate Bonds & Notes	0	11,165	0	11,165
Non-Agency Mortgage-Backed Securities	0	8,697	949	9,646
Preferred Securities	0	329	0	329
Sovereign Issues	0	398	0	398
United States
Asset-Backed Securities	0	12,488	0	12,488
Corporate Bonds & Notes	0	15,012	0	15,012
Loan Participations and Assignments	0	227	0	227
Non-Agency Mortgage-Backed Securities	0	11,836	0	11,836
Preferred Securities	0	809	0	809
U.S. Government Agencies	0	89,861	0	89,861
U.S. Treasury Obligations	0	8,662	0	8,662
Short-Term Instruments
Repurchase Agreements	0	1,789	0	1,789
Argentina Treasury Bills	0	46	0	46
Japan Treasury Bills	0	4,165	0	4,165

	$0	$262,296	$949	$263,245

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	31

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)	December 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,204	$0	$0	$6,204

Total Investments	$6,204	$262,296	$949	$269,449

Short Sales, at Value - Liabilities
Canada
Corporate Bonds & Notes	$0	$(866)	$0	$(866)
United Kingdom
Sovereign Issues	0	(1,385)	0	(1,385)
United States
U.S. Government Agencies	0	(14,983)	0	(14,983)

	$0	$(17,234)	$0	$(17,234)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$25	$113	$0	$138
Over the counter	0	3,708	0	3,708

	$25	$3,821	$0	$3,846

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(77)	(124)	0	(201)
Over the counter	0	(1,309)	(1)	(1,310)

	$(77)	$(1,433)	$(1)	$(1,511)

Total Financial Derivative Instruments	$(52)	$2,388	$(1)	$2,335

Totals	$6,152	$247,450	$948	$254,550

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	December 31, 2020

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Bond Opportunities Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

ANNUAL REPORT	|	DECEMBER 31, 2020	33

Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with

U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading

ANNUAL REPORT	|	DECEMBER 31, 2020	35

Notes to Financial Statements	(Cont.)

in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield

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Notes to Financial Statements	(Cont.)

curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$6,955	$78	$(3,220)	$(66)	$44	$3,791	$80	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$2,317	$79,125	$(79,050)	$21	$0	$2,413	$24	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio

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assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed

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Notes to Financial Statements	(Cont.)

securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S.

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Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Serving Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of

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Notes to Financial Statements	(Cont.)

the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the

“Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type

42	PIMCO VARIABLE INSURANCE TRUST

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of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

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Notes to Financial Statements	(Cont.)

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its

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obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the

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Notes to Financial Statements	(Cont.)

agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

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Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Notes to Financial Statements	(Cont.)

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate)that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19)

has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security

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risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions

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Notes to Financial Statements	(Cont.)

for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

50	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,591,861	$1,582,677	$52,348	$57,500

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	DECEMBER 31, 2020	51

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	183	$2,069	108	$1,208

Administrative Class	1,746	19,759	1,971	21,995

Advisor Class	270	3,110	187	2,089
Issued as reinvestment of distributions

Institutional Class	23	260	23	253

Administrative Class	325	3,653	363	4,072

Advisor Class	46	520	49	554
Cost of shares redeemed

Institutional Class	(143)	(1,597)	(154)	(1,733)

Administrative Class	(3,605)	(40,396)	(3,533)	(39,475)

Advisor Class	(454)	(5,089)	(352)	(3,933)

Net increase (decrease) resulting from Portfolio share transactions	(1,609)	$(17,711)	(1,338)	$(14,970)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 58% of the Portfolio. One of the shareholders is a related party and comprises 26% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Global Bond Opportunities Portfolio (Unhedged)	$0	$10,951	$0	$4,103	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

52	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, hyper inflationary mark to market, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Bond Opportunities Portfolio (Unhedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Global Bond Opportunities Portfolio (Unhedged)	$249,969	$9,088	$(4,605)	$4,483

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, hyper inflationary mark to market, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Global Bond Opportunities Portfolio (Unhedged)	$0	$4,433	$0	$0	$0	$4,879	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	DECEMBER 31, 2020	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Bond Opportunities Portfolio (Unhedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Global Bond Opportunities Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

54	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	JLN	JP Morgan Chase Bank N.A. London	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RON	Romanian New Leu

CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble

CLP	Chilean Peso	JPY	Japanese Yen	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar

CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar

COP	Colombian Peso	MYR	Malaysian Ringgit	ZAR	South African Rand

DKK	Danish Krone

Exchange Abbreviations:

CBOT	Chicago Board of Trade	MSE	Montreal Stock Exchange	OTC	Over the Counter

CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CNREPOFIX	China Fixing Repo Rates 7-Day	SOFRRATE	Secured Overnight Financing Rate

CDOR03	3 month CDN Swap Rate	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NIBOR	Norwegian Interbank Offered Rate

ALT	Alternate Loan Trust	DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	JIBAR	Johannesburg Interbank Agreed Rate	PIK	Payment-in-Kind

CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

ANNUAL REPORT	|	DECEMBER 31, 2020	55

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.   Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.   Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).   Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Global Bond Opportunities Portfolio (Unhedged)	0.00%	1.30%	$2,766	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO Global Bond Opportunities Portfolio (Unhedged)	92.99%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

56	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	DECEMBER 31, 2020	57

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

58	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy[1]	(Unaudited)

The Portfolios2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as the Portfolios’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Portfolios or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Portfolios or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor and does not provide brokerage services or any financial advice to investors in the Portfolios solely because it distributes the Portfolios. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

3 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Portfolios”).

ANNUAL REPORT	|	DECEMBER 31, 2020	59

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax

ANNUAL REPORT	|	DECEMBER 31, 2020	61

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

62	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

64	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	|	DECEMBER 31, 2020	65

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT08AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO Global Core Bond (Hedged) Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2020	3

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured

4	PIMCO VARIABLE INSURANCE TRUST

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Core Bond (Hedged) Portfolio	05/02/11	—	05/02/11	—	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each

ANNUAL REPORT	DECEMBER 31, 2020	5

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Core Bond (Hedged) Portfolio

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of December 31, 2020†§

United States	50.4%

United Kingdom	9.4%

Japan	6.8%

China	4.4%

Denmark	3.0%

Spain	2.7%

France	2.6%

Australia	2.2%

Italy	2.1%

Cayman Islands	2.0%

Short-Term Instruments‡	1.8%

Netherlands	1.7%

Saudi Arabia	1.6%

Germany	1.3%

Qatar	1.3%

Other	6.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	Inception≈
PIMCO Global Core Bond (Hedged) Portfolio Administrative Class	8.10%	5.59%	2.34%
Bloomberg Barclays Global Aggregate (USD Hedged) Index±	5.58%	4.49%	4.25%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

± Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 0.84% for Administrative Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Core Bond (Hedged) Portfolio seeks total return which exceeds that of its benchmark by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to duration in the U.S. contributed to relative performance as yields decreased.

»

Positioning within Agency Mortgage-Backed Securities (“MBS”), particularly a preference for lower coupons, contributed to relative performance, as these securities outperformed similar duration U.S. Treasuries.

»	Positions in securitized assets, particularly non-Agency MBS from Q2 to Q4, contributed to relative performance as spreads tightened.

»	Underweight exposure to duration in the U.K. detracted from relative performance as yields decreased.

»

Modest exposure to a basket of high-carry emerging market currencies such as the Brazilian real and Russian ruble during Q1 detracted from relative performance, as these currencies depreciated relative to the U.S. dollar.

»	Positions in non-financial high yield credit detracted from relative performance as spreads widened, particularly in Q1.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

Expense Example PIMCO Global Core Bond (Hedged) Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,045.80	$3.92	$1,000.00	$1,021.71	$3.87	0.75%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights	PIMCO Global Core Bond (Hedged) Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Administrative Class

12/31/2020	$9.93	$0.20	$0.57	$0.77	$(0.62)	$0.00	$(0.62)

12/31/2019	9.41	0.21	0.53	0.74	(0.22)	0.00	(0.22)

12/31/2018	9.47	0.18	(0.08)	0.10	(0.16)	0.00	(0.16)

12/31/2017	9.21	0.15	0.24	0.39	(0.13)	0.00	(0.13)

12/31/2016	8.77	0.21	0.38	0.59	(0.15)	0.00	(0.15)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25% and the Portfolio’s supervisory and administrative fee was decreased by 0.04% to an annual rate of 0.31%.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.08	8.10%	$92,145	0.78%		0.78%		0.71%		0.71%		1.98%	665%

9.93	7.88	97,876	0.84		0.84		0.71		0.71		2.19	375

9.41	1.05	110,302	0.76		0.76		0.71		0.71		1.87	327

9.47	4.29	107,869	0.76		0.76		0.71		0.71		1.61	292

9.21	6.78	107,052	0.91	(d)	0.91	(d)	0.86	(d)	0.86	(d)	2.31	342

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities	PIMCO Global Core Bond (Hedged) Portfolio	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$141,727
Investments in Affiliates	1,396
Financial Derivative Instruments
Exchange-traded or centrally cleared	57
Over the counter	416
Deposits with counterparty	1,409
Foreign currency, at value	393
Receivable for investments sold	2,363
Receivable for TBA investments sold	86,382
Receivable for Portfolio shares sold	10
Interest and/or dividends receivable	702
Dividends receivable from Affiliates	1
Total Assets	234,856

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$10,654
Payable for short sales	6,102
Financial Derivative Instruments
Exchange-traded or centrally cleared	64
Over the counter	903
Payable for investments purchased	2,208
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	122,717
Payable for Portfolio shares redeemed	1
Accrued investment advisory fees	21
Accrued supervisory and administrative fees	26
Accrued servicing fees	13
Other liabilities	1
Total Liabilities	142,711

Net Assets	$92,145

Net Assets Consist of:

Paid in capital	$88,162
Distributable earnings (accumulated loss)	3,983

Net Assets	$92,145

Net Assets:
Administrative Class	$92,145

Shares Issued and Outstanding:
Administrative Class	9,144

Net Asset Value Per Share Outstanding(a):

Administrative Class	$10.08

Cost of investments in securities	$135,777
Cost of investments in Affiliates	$1,394
Cost of foreign currency held	$423
Proceeds received on short sales	$6,083
Cost or premiums of financial derivative instruments, net	$(46)

* Includes repurchase agreements of:	$530

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Global Core Bond (Hedged) Portfolio

Year Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$2,525
Dividends	3
Dividends from Investments in Affiliates	37
Total Income	2,565

Expenses:

Investment advisory fees	232
Supervisory and administrative fees	288
Servicing fees - Administrative Class	139
Trustee fees	3
Interest expense	62
Miscellaneous expense	2
Total Expenses	726
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	726

Net Investment Income (Loss)	1,839

Net Realized Gain (Loss):

Investments in securities	1,703
Investments in Affiliates	(72)
Exchange-traded or centrally cleared financial derivative instruments	897
Over the counter financial derivative instruments	(1,692)
Short sales	(130)
Foreign currency	48

Net Realized Gain (Loss)	754

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	3,959
Investments in Affiliates	28
Exchange-traded or centrally cleared financial derivative instruments	380
Over the counter financial derivative instruments	151
Short sales	2
Foreign currency assets and liabilities	(170)

Net Change in Unrealized Appreciation (Depreciation)	4,350

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,943

* Foreign tax withholdings	$5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,839	$2,305
Net realized gain (loss)	754	2,570
Net change in unrealized appreciation (depreciation)	4,350	3,407

Net Increase (Decrease) in Net Assets Resulting from Operations	6,943	8,282

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(5,631)	(2,333)

Total Distributions(a)	(5,631)	(2,333)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(7,043)	(18,375)

Total Increase (Decrease) in Net Assets	(5,731)	(12,426)

Net Assets:

Beginning of year	97,876	110,302
End of year	$92,145	$97,876

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 153.8%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	830	$6

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$35	14
0.125% due 07/09/2035 þ		24	9
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,680	11

Autonomous City of Buenos Aires Argentina
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~		200	1

Provincia de Buenos Aires
36.050% due 04/12/2025		340	2

			37

Total Argentina (Cost $132)			43

AUSTRALIA 3.4%

CORPORATE BONDS & NOTES 0.6%

Newcrest Finance Pty. Ltd.
3.250% due 05/13/2030		$100	111

Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		400	439

			550

SOVEREIGN ISSUES 2.8%

Australia Government International Bond
0.500% due 09/21/2026	AUD	1,700	1,314
1.750% due 06/21/2051		300	220
3.000% due 03/21/2047		400	380

New South Wales Treasury Corp.
2.000% due 03/20/2031		200	165

Northern Territory Treasury Corp.
2.000% due 04/21/2031		200	161

Queensland Treasury Corp.
1.750% due 08/21/2031		150	121

South Australia Government Financing Authority
1.750% due 05/24/2032		100	80

Treasury Corp. of Victoria
4.250% due 12/20/2032		130	131

			2,572

Total Australia (Cost $2,832)			3,122

BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.4%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 02/01/2021 (c)(f)		$101	1

Petrobras Global Finance BV
5.093% due 01/15/2030		341	381

Total Brazil (Cost $359)			382

CANADA 0.5%

CORPORATE BONDS & NOTES 0.2%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$90	88

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	100	136

			224

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	73	$59

SOVEREIGN ISSUES 0.2%

Canada Government Real Return Bond
1.500% due 12/01/2044 (e)		119	135

Total Canada (Cost $376)			418

CAYMAN ISLANDS 3.1%

ASSET-BACKED SECURITIES 2.2%

Cent CLO Ltd.
1.307% due 10/15/2026 •		$278	278

Evans Grove CLO Ltd.
1.144% due 05/28/2028 •		85	84

Gulf Stream Meridian Ltd.
1.609% due 10/15/2029 •		250	250

JMP Credit Advisors CLO Ltd.
1.068% due 01/17/2028 •		222	221

LCM LP
1.258% due 10/20/2027 •		300	300

Monarch Grove CLO
1.095% due 01/25/2028 •		230	229

Sudbury Mill CLO Ltd.
1.368% due 01/17/2026 •		93	93

TICP CLO Ltd.
1.058% due 04/20/2028 •		272	270

Venture CLO Ltd.
1.117% due 04/15/2027 •		92	92

Zais CLO Ltd.
1.387% due 04/15/2028 •		244	243

			2,060

CORPORATE BONDS & NOTES 0.7%

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		104	98

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		771	108

Sands China Ltd.
5.400% due 08/08/2028		200	235

Sunac China Holdings Ltd.
7.875% due 02/15/2022		200	205

			646

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

AREIT Trust
2.779% due 04/15/2037 •		200	203

Total Cayman Islands (Cost $3,313)			2,909

CHILE 0.2%

SOVEREIGN ISSUES 0.2%

Chile Government International Bond
2.450% due 01/31/2031		$200	215

Total Chile (Cost $200)			215

CHINA 6.8%

SOVEREIGN ISSUES 6.8%

China Development Bank
3.050% due 08/25/2026	CNY	1,700	256
3.180% due 04/05/2026		3,500	532
3.430% due 01/14/2027		1,000	153
3.500% due 08/13/2026		2,000	308
3.680% due 02/26/2026		2,900	452
3.740% due 09/10/2025		1,600	250
4.040% due 04/10/2027		8,200	1,295

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.040% due 07/06/2028	CNY	1,400	$221
4.150% due 10/26/2025		400	64
4.240% due 08/24/2027		10,100	1,616
4.880% due 02/09/2028		3,600	600

China Government Bond
2.740% due 08/04/2026		700	106
2.850% due 06/04/2027		600	90
2.950% due 06/16/2023		300	46
3.220% due 12/06/2025		300	46
3.290% due 10/18/2023		900	139
3.820% due 11/02/2027		700	112

Total China (Cost $5,874)			6,286

DENMARK 4.7%

CORPORATE BONDS & NOTES 4.7%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	5,651	941
1.500% due 10/01/2050		768	129

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		5,293	879
1.500% due 10/01/2050		457	77

Nykredit Realkredit A/S
1.000% due 10/01/2050		10,852	1,800
1.500% due 10/01/2050		3,165	534

Total Denmark (Cost $3,881)			4,360

FRANCE 4.0%

CORPORATE BONDS & NOTES 1.3%

Altice France S.A.
7.375% due 05/01/2026		$300	316

BNP Paribas S.A.
1.904% due 09/30/2028 •		250	255
3.375% due 01/23/2026	GBP	100	154

Danone S.A.
3.000% due 06/15/2022		$200	208

Dexia Credit Local S.A.
1.625% due 10/16/2024		250	260

			1,193

SOVEREIGN ISSUES 2.7%

France Government International Bond
0.750% due 05/25/2052 (i)	EUR	150	204
1.500% due 05/25/2050 (i)		150	244
2.000% due 05/25/2048 (i)		900	1,604
3.250% due 05/25/2045 (i)		200	423

			2,475

Total France (Cost $2,852)			3,668

GERMANY 2.0%

CORPORATE BONDS & NOTES 2.0%

Deutsche Bank AG
1.031% (US0003M + 0.815%) due 01/22/2021 ~		$200	200
1.510% (US0003M + 1.290%) due 02/04/2021 ~		150	150
2.222% due 09/18/2024 •		200	206
2.625% due 02/12/2026	EUR	200	268
3.961% due 11/26/2025 •		$200	219
4.250% due 10/14/2021		500	513

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		200	213

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	100	83

Total Germany (Cost $1,767)			1,852

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 0.6%

ASSET-BACKED SECURITIES 0.4%

Toro European CLO DAC
0.900% due 10/15/2030 •	EUR	300	$366

CORPORATE BONDS & NOTES 0.2%

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		$200	202

Total Ireland (Cost $552)			568

ISRAEL 0.9%

SOVEREIGN ISSUES 0.9%

Israel Government International Bond
1.000% due 04/30/2021	ILS	800	250
2.000% due 03/31/2027		400	137
3.250% due 01/17/2028		$200	228
3.800% due 05/13/2060		200	238

Total Israel (Cost $768)			853

ITALY 3.3%

CORPORATE BONDS & NOTES 1.8%

Banca Carige SpA
0.977% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	300	369
1.189% due 10/25/2021 •		300	369

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		100	129
2.625% due 04/28/2025		100	126

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(f)(g)		200	245

UniCredit SpA
7.830% due 12/04/2023		$350	415

			1,653

SOVEREIGN ISSUES 1.5%

Italy Buoni Poliennali Del Tesoro
1.850% due 07/01/2025	EUR	600	798

Italy Government International Bond
6.000% due 08/04/2028	GBP	300	540

			1,338

Total Italy (Cost $2,782)			2,991

JAPAN 10.7%

CORPORATE BONDS & NOTES 2.1%

Central Nippon Expressway Co. Ltd.
2.362% due 05/28/2021		$500	504

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		300	320

Mizuho Financial Group, Inc.
2.721% due 07/16/2023 •		200	207
3.922% due 09/11/2024 •		300	326

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		200	221

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		200	205

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	100	125

			1,908

SOVEREIGN ISSUES 8.6%

Japan Bank for International Cooperation
1.750% due 10/17/2024		$200	210

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		600	603

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	90,536	$880
0.100% due 03/20/2029		110,000	1,079
0.100% due 03/20/2030		110,000	1,076
0.400% due 03/20/2036		190,000	1,882
0.500% due 03/20/2049		20,000	188
0.700% due 12/20/2048		134,000	1,330
1.300% due 06/20/2035		30,000	335

Tokyo Metropolitan Government
2.000% due 05/17/2021		$300	302

			7,885

Total Japan (Cost $9,377)			9,793

KUWAIT 0.9%

SOVEREIGN ISSUES 0.9%

Kuwait International Government Bond
3.500% due 03/20/2027		$700	797

Total Kuwait (Cost $696)			797

LITHUANIA 0.1%

SOVEREIGN ISSUES 0.1%

Lithuania Government International Bond
1.100% due 04/26/2027	EUR	100	132

Total Lithuania (Cost $118)			132

LUXEMBOURG 0.5%

CORPORATE BONDS & NOTES 0.5%

Medtronic Global Holdings S.C.A.
0.000% due 12/02/2022 (c)	EUR	200	245

NORD/LB Luxembourg S.A. Covered Bond Bank
2.875% due 02/16/2021		$200	201

Total Luxembourg (Cost $427)			446

MALAYSIA 0.3%

SOVEREIGN ISSUES 0.3%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	200	53
3.906% due 07/15/2026		200	54

Malaysia Government Investment Issue
4.130% due 07/09/2029		400	110
4.369% due 10/31/2028		200	56

Total Malaysia (Cost $247)			273

MEXICO 0.1%

CORPORATE BONDS & NOTES 0.1%

Petroleos Mexicanos
6.750% due 09/21/2047		$100	94

Total Mexico (Cost $84)			94

NETHERLANDS 2.7%

ASSET-BACKED SECURITIES 1.5%

Babson Euro CLO BV
0.309% due 10/25/2029 •	EUR	203	246

Dryden Euro CLO BV
0.880% due 01/15/2030 •		250	306

Jubilee CLO BV
0.257% due 12/15/2029 •		400	486

Ozlme BV
0.820% due 01/18/2030 •		250	305

			1,343

CORPORATE BONDS & NOTES 1.2%

British Transco International Finance BV
0.000% due 11/04/2021 (c)		$200	199

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
1.111% (US0003M + 0.860%) due 09/26/2023 ~		$300	$304
3.875% due 09/26/2023		300	327

NXP BV
4.625% due 06/01/2023		200	219

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	53	85

			1,134

Total Netherlands (Cost $2,326)			2,477

NEW ZEALAND 0.2%

SOVEREIGN ISSUES 0.2%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	200	151

Total New Zealand (Cost $142)			151

NORWAY 0.2%

CORPORATE BONDS & NOTES 0.2%

DNB Bank ASA
1.127% due 09/16/2026 •		$200	202

Total Norway (Cost $200)			202

PERU 1.4%

SOVEREIGN ISSUES 1.4%

Peru Government International Bond
1.862% due 12/01/2032		$100	101
5.940% due 02/12/2029	PEN	1,100	379
6.350% due 08/12/2028		1,700	597
6.950% due 08/12/2031		500	180

Total Peru (Cost $1,168)			1,257

QATAR 2.0%

SOVEREIGN ISSUES 2.0%

Qatar Government International Bond
3.875% due 04/23/2023		$1,000	1,076
4.000% due 03/14/2029		200	238
4.500% due 04/23/2028		400	485

Total Qatar (Cost $1,598)			1,799

ROMANIA 0.1%

SOVEREIGN ISSUES 0.1%

Romanian Government International Bond
1.375% due 12/02/2029	EUR	100	125

Total Romania (Cost $118)			125

RUSSIA 0.1%

SOVEREIGN ISSUES 0.1%

Russia Government International Bond
7.250% due 05/10/2034	RUB	6,200	91

Total Russia (Cost $91)			91

SAUDI ARABIA 2.5%

SOVEREIGN ISSUES 2.5%

Saudi Government International Bond
2.375% due 10/26/2021		$1,000	1,016
2.875% due 03/04/2023		300	315
3.250% due 10/26/2026		200	222
3.625% due 03/04/2028		200	224
4.000% due 04/17/2025		400	447
4.500% due 04/17/2030		100	121

Total Saudi Arabia (Cost $2,215)			2,345

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

BOC Aviation Ltd.
2.750% due 09/18/2022		$200	$204

DBS Bank Ltd.
3.300% due 11/27/2021		100	103

Total Singapore (Cost $300)			307

SOUTH KOREA 1.4%

SOVEREIGN ISSUES 1.4%

Korea Government International Bond
2.125% due 06/10/2027	KRW	125,000	120
2.375% due 12/10/2027		150,000	146
2.375% due 12/10/2028		630,000	613
2.625% due 06/10/2028		250,000	248
5.500% due 03/10/2028		150,000	175

Total South Korea (Cost $1,219)			1,302

SPAIN 4.3%

CORPORATE BONDS & NOTES 0.6%

Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	400	510

		SHARES
PREFERRED SECURITIES 0.5%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(f)(g)		200,000	250

Banco Santander S.A.
6.250% due 09/11/2021 •(f)(g)		200,000	251

			501

		PRINCIPAL AMOUNT (000s)
SOVEREIGN ISSUES 3.2%

Autonomous Community of Catalonia
4.900% due 09/15/2021		$50	63

Spain Government International Bond
0.250% due 07/30/2024 (i)		500	628
1.000% due 10/31/2050		100	127
1.250% due 10/31/2030 (i)		500	683
1.400% due 07/30/2028 (i)		600	822
1.450% due 04/30/2029		100	138
1.850% due 07/30/2035		300	444

			2,905

Total Spain (Cost $3,451)			3,916

SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%

European Union
0.000% due 07/04/2035 (c)	EUR	200	251

Total Supranational (Cost $241)			251

SWITZERLAND 1.1%

CORPORATE BONDS & NOTES 1.1%

Credit Suisse AG
6.500% due 08/08/2023 (g)		$200	226

Credit Suisse Group AG
4.282% due 01/09/2028		250	289
7.125% due 07/29/2022 •(f)(g)		300	317

UBS AG
5.125% due 05/15/2024 (g)		200	221

Total Switzerland (Cost $999)			1,053

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.8%

SOVEREIGN ISSUES 0.8%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		$200	$225
3.125% due 04/16/2030		200	226
3.875% due 04/16/2050		200	244

Total United Arab Emirates (Cost $638)			695

UNITED KINGDOM 14.6%

CORPORATE BONDS & NOTES 8.7%

Barclays Bank PLC
7.625% due 11/21/2022 (g)		$500	556

Barclays PLC
1.651% (US0003M + 1.430%) due 02/15/2023 ~		300	302
4.610% due 02/15/2023 •		300	313
4.972% due 05/16/2029 •		200	240
7.125% due 06/15/2025 •(f)(g)	GBP	200	306

British Telecommunications PLC
9.625% due 12/15/2030		$100	166

HSBC Holdings PLC
3.000% due 07/22/2028 •	GBP	100	153

Lloyds Bank PLC
4.875% due 03/30/2027		500	872
5.125% due 03/07/2025		400	657

Lloyds Banking Group PLC
3.900% due 03/12/2024		$200	220
4.582% due 12/10/2025		200	229
7.500% due 06/27/2024 •(f)(g)		200	226

Marks & Spencer PLC
4.250% due 12/08/2023	GBP	100	144

Nationwide Building Society
2.000% due 01/27/2023		$200	207
4.302% due 03/08/2029 •		400	465

Natwest Group PLC
1.801% (US0003M + 1.550%) due 06/25/2024 ~		500	509
8.625% due 08/15/2021 •(f)(g)		200	208

NatWest Markets PLC
0.625% due 03/02/2022	EUR	600	739
1.000% due 05/28/2024		100	126

Santander UK Group Holdings PLC
2.875% due 08/05/2021		$300	304
2.920% due 05/08/2026 •	GBP	100	148
4.796% due 11/15/2024 •		$600	668

Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	48	90

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		100	144

			7,992

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.5%

Alba PLC
0.234% due 11/25/2042		289	384

Avon Finance PLC
0.954% due 09/20/2048 •		195	266

Durham Mortgages B PLC
0.651% due 03/31/2054 ~		228	312

Eurosail PLC
0.991% (BP0003M + 0.950%) due 06/13/2045 ~		418	567

Hawksmoor Mortgages
1.104% due 05/25/2053 •		338	463

Jupiter PLC
0.000% due 06/01/2060 «•		300	407

Lanark Master Issuer PLC
0.866% due 12/22/2069 •		127	174

Newgate Funding PLC
0.173% due 12/15/2050 •		7	10

Residential Mortgage Securities PLC
1.304% due 06/20/2070 •		189	260

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ripon Mortgages PLC
0.851% due 08/20/2056 •	GBP	456	$623

RMAC Securities PLC
0.211% due 06/12/2044 •		242	320

Silverstone Master Issuer PLC
0.806% due 01/21/2070 •		132	182

Southern Pacific Financing PLC
0.211% due 06/10/2043 •		50	69

Towd Point Mortgage Funding
0.956% due 07/20/2045 •		363	497

Towd Point Mortgage Funding PLC
0.851% (BP0003M + 0.800%) due 02/20/2045 ~		148	201
1.073% due 10/20/2051 •		218	299

			5,034

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		250	61

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.3%

United Kingdom Gilt
0.625% due 10/22/2050		$100	133
1.750% due 01/22/2049		100	172

			305

Total United Kingdom (Cost $12,959)			13,392

UNITED STATES 78.1%

ASSET-BACKED SECURITIES 5.3%

Argent Securities Trust
0.298% due 07/25/2036 •		$361	156
0.468% due 05/25/2036 •		631	242

Countrywide Asset-Backed Certificates
0.288% due 07/25/2037 ^•		199	189
4.591% due 07/25/2036 ~		15	15

Countrywide Asset-Backed Certificates Trust
2.023% due 07/25/2035 •		700	681

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.511% due 03/25/2037 ^þ		254	133

First Franklin Mortgage Loan Trust
1.423% due 07/25/2034 •		87	87

GSAA Home Equity Trust
0.598% due 08/25/2037 •		32	32

Home Equity Mortgage Loan Asset-Backed Trust
0.388% due 04/25/2037 •		261	201

MASTR Asset-Backed Securities Trust
0.358% due 05/25/2037 •		273	263

Morgan Stanley ABS Capital, Inc. Trust
0.378% due 10/25/2036 •		561	372

Morgan Stanley Mortgage Loan Trust
6.000% due 02/25/2037 ^~		24	23

New Century Home Equity Loan Trust
3.511% due 06/20/2031 ~		325	326

Option One Mortgage Loan Trust
0.288% due 03/25/2037 •		63	58

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		366	183

SMB Private Education Loan Trust
1.268% due 07/15/2053 •		91	92
1.290% due 07/15/2053		182	183

Structured Asset Investment Loan Trust
1.873% due 10/25/2034 •		232	231

Terwin Mortgage Trust
1.088% due 11/25/2033 •		5	5

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Trust
2.710% due 01/25/2060 ~		$238	$246
2.900% due 10/25/2059 ~		809	855

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		300	321

			4,894

CORPORATE BONDS & NOTES 10.6%

AbbVie, Inc.
2.900% due 11/06/2022		300	314
5.000% due 12/15/2021		200	207

American Tower Corp.
3.800% due 08/15/2029		200	233

AT&T, Inc.
1.650% due 02/01/2028		100	102
1.800% due 09/05/2026	EUR	200	266
2.250% due 02/01/2032		$100	102

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		100	105

Bayer U.S. Finance LLC
0.881% (US0003M + 0.630%) due 06/25/2021 ~		200	200
4.250% due 12/15/2025		300	343

Broadcom, Inc.
3.459% due 09/15/2026		100	111

Charter Communications Operating LLC
4.464% due 07/23/2022		500	527
6.384% due 10/23/2035		200	274

D.R. Horton, Inc.
4.375% due 09/15/2022		100	106

Dell International LLC
6.100% due 07/15/2027		200	249

Energy Transfer Operating LP
4.650% due 06/01/2021		300	302

Fiserv, Inc.
2.750% due 07/01/2024		300	322

Ford Motor Credit Co. LLC
1.104% (US0003M + 0.880%) due 10/12/2021 ~		300	296
2.330% due 11/25/2025	EUR	100	124
3.021% due 03/06/2024		200	254
4.140% due 02/15/2023		$200	207

GATX Corp.
0.945% (US0003M + 0.720%) due 11/05/2021 ~		400	401

General Motors Financial Co., Inc.
1.080% (US0003M + 0.850%) due 04/09/2021 ~		100	100

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		300	356

Harley-Davidson Financial Services, Inc.
1.168% (US0003M + 0.940%) due 03/02/2021 ~		100	100

JetBlue Pass-Through Trust
4.000% due 05/15/2034		100	108

Kinder Morgan, Inc.
7.750% due 01/15/2032		100	145

Komatsu Finance America, Inc.
2.437% due 09/11/2022		300	310

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	200	279

Nissan Motor Acceptance Corp.
2.800% due 01/13/2022		$100	102

Northwell Healthcare, Inc.
4.260% due 11/01/2047		100	120

Pacific Gas & Electric Co.
2.950% due 03/01/2026		100	106

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		300	336

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021		100	101

Rio Oil Finance Trust
9.250% due 07/06/2024		244	271

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit AeroSystems, Inc.
1.017% (US0003M + 0.800%) due 06/15/2021 ~	$100	$99
3.950% due 06/15/2023	200	196

VEREIT Operating Partnership LP
4.875% due 06/01/2026	400	469

Volkswagen Group of America Finance LLC
1.154% (US0003M + 0.940%) due 11/12/2021 ~	200	201
4.000% due 11/12/2021	200	206

Walt Disney Co.
1.750% due 01/13/2026	100	105
2.650% due 01/13/2031	100	110

Wells Fargo & Co.
1.325% (US0003M + 1.110%) due 01/24/2023 ~	300	303

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	300	309
3.375% due 11/30/2021	300	306

		9,783

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
2.397% due 03/15/2027	76	76

MUNICIPAL BONDS & NOTES 0.3%

Los Angeles Community College District, California General Obligation Bonds, Series 2020
2.106% due 08/01/2032	100	104

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	200	208

		312

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.1%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	186	186

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	200	220

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	356	368

Banc of America Funding Trust
0.572% due 04/20/2047 ^•	92	86
6.000% due 07/25/2037 ^	72	70

BCAP LLC Trust
0.358% due 05/25/2047 •	131	123

Chase Mortgage Finance Trust
3.136% due 03/25/2037 ^~	43	42
3.276% due 07/25/2037 ~	9	8

Citigroup Mortgage Loan Trust
2.529% due 04/25/2037 ^~	53	47

Citigroup Mortgage Loan Trust, Inc.
3.494% due 08/25/2035 ^~	945	940

Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036 ^	46	31

Credit Suisse Mortgage Capital Trust
1.509% due 10/15/2037 •	200	201

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.298% due 02/25/2047 •	207	143

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.945% due 02/25/2036 ^þ	69	69

GreenPoint Mortgage Funding Trust
0.608% due 06/25/2045 •	59	49

JPMorgan Alternative Loan Trust
2.712% due 12/25/2036 ~	14	13

Merrill Lynch Mortgage Investors Trust
3.344% due 03/25/2036 ^~	138	92

Morgan Stanley Mortgage Loan Trust
2.857% due 05/25/2036 ^~	87	65
3.481% due 09/25/2035 ^~	55	29

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	$256	$269
2.750% due 11/25/2059 ~	177	186

PHH Alternative Mortgage Trust
6.000% due 05/25/2037 ^	46	46

Prime Mortgage Trust
6.000% due 06/25/2036 ^	55	54

Ready Capital Mortgage Financing LLC
2.298% due 02/25/2035 •	200	202

Residential Accredit Loans, Inc. Trust
0.278% due 02/25/2037 •	37	38
6.000% due 06/25/2036	83	81

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	38	37

Structured Asset Mortgage Investments Trust
0.608% due 02/25/2036 •	14	14

Structured Asset Securities Corp.
0.428% due 01/25/2036 •	43	38

WaMu Mortgage Pass-Through Certificates Trust
3.046% due 09/25/2036 ~	25	23

		3,770

	SHARES
PREFERRED SECURITIES 0.2%

Bank of America Corp.
5.875% due 03/15/2028 •(f)	200,000	226

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 49.7%

Fannie Mae
0.548% due 06/25/2036 •	$6	6
3.500% due 01/01/2059	163	181

Freddie Mac
0.499% due 01/15/2038 •	119	119
2.663% due 01/15/2038 ~(a)	119	7
2.869% due 09/01/2037 •	236	249
3.000% due 02/01/2046	414	436
3.500% due 11/01/2047 - 04/01/2048	451	478

Ginnie Mae
0.920% due 09/20/2066 •	538	545
3.614% due 09/20/2066 ~	395	423

Ginnie Mae, TBA
2.000% due 03/01/2051	1,600	1,668

Uniform Mortgage-Backed Security
2.500% due 11/01/2050	100	106
3.000% due 10/01/2049	184	200
3.500% due 10/01/2034 - 07/01/2050	738	788
4.000% due 03/01/2049 - 06/01/2050	369	395

Uniform Mortgage-Backed Security, TBA
2.000% due 01/01/2051 - 03/01/2051	11,600	12,008
2.500% due 03/01/2051	1,800	1,891
3.500% due 02/01/2051	6,800	7,198
4.000% due 01/01/2051 - 02/01/2051	17,900	19,136

		45,834

U.S. TREASURY OBLIGATIONS 7.8%

U.S. Treasury Bonds
1.625% due 11/15/2050 (i)	1,850	1,839

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022 (i)	535	547
0.125% due 07/15/2030 (i)	508	570
0.250% due 02/15/2050 (l)	304	363
0.500% due 01/15/2028 (i)	1,056	1,197

U.S. Treasury Notes
2.625% due 06/15/2021	200	202
2.875% due 04/30/2025 (i)	2,200	2,445

		7,163

Total United States (Cost $70,375)		72,058

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (h) 0.6%
			$530

ARGENTINA TREASURY BILLS 0.0%
(3.480)% due 09/13/2021 (c)(d)	ARS	3,124	23

JAPAN TREASURY BILLS 0.5%
(0.089)% due 03/15/2021 (c)(d)	JPY	50,000	484

U.S. TREASURY BILLS 0.1%
0.084% due 01/14/2021 (c)(d)(l)		$67	67

Total Short-Term Instruments (Cost $1,100)			1,104

Total Investments in Securities (Cost $135,777)			141,727

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%

PIMCO Short Asset Portfolio	68,317	$685

PIMCO Short-Term Floating NAV Portfolio III	72,100	711

Total Short-Term Instruments (Cost $1,394)		1,396

Total Investments in Affiliates (Cost $1,394)		1,396

Total Investments 155.3% (Cost $137,171)		$143,123

Financial Derivative Instruments (j)(k) (0.5)% (Cost or Premiums, net $(46))		(494)

Other Assets and Liabilities, net (54.8)%		(50,484)

Net Assets 100.0%		$92,145

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$530	U.S. Treasury Bills 0.000% due 12/30/2021	$(541)	$530	$530

Total Repurchase Agreements						$(541)	$530	$530

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.060%	12/10/2020	01/15/2021		$(1,825)	$(1,825)
BRC	(0.520)	11/18/2020	02/17/2021	EUR	(879)	(1,073)
BSN	0.180	10/13/2020	01/13/2021		$(1,723)	(1,724)
GRE	0.180	11/13/2020	01/13/2021		(557)	(558)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
JML	(0.530)%	11/18/2020	02/17/2021	EUR	(1,909)	$(2,331)
	(0.530)	12/14/2020	02/17/2021		(563)	(687)
JPS	0.161	10/20/2020	01/19/2021		$(2,456)	(2,456)

Total Reverse Repurchase Agreements						$(10,654)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
Canada (0.8)%
Sovereign Issues (0.8)%
Canada Government International Bond	2.750%	12/01/2048	CAD 700	$(747)	$(758)

Total Canada (Cost $(747))					(758)

United States (5.8)%
U.S. Government Agencies (5.8)%
Uniform Mortgage-Backed Security, TBA	3.000%	01/01/2051	$ 5,000	(5,230)	(5,238)
Uniform Mortgage-Backed Security, TBA	3.500	01/01/2036	100	(106)	(106)

Total United States				(5,336)	(5,344)

Total Short Sales (6.6)%				$(6,083)	$(6,102)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(1,825)	$0	$0	$(1,825)	$1,839	$14
BRC	0	(1,073)	0	0	(1,073)	1,073	0
BSN	0	(1,724)	0	0	(1,724)	1,744	20
FICC	530	0	0	0	530	(541)	(11)
GRE	0	(558)	0	0	(558)	570	12
JML	0	(3,018)	0	0	(3,018)	3,008	(10)
JPS	0	(2,456)	0	0	(2,456)	2,444	(12)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(758)	(758)	0	(758)

Total Borrowings and Other Financing Transactions	$530	$(10,654)	$0	$(758)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(4,091)	$0	$(4,091)
U.S. Treasury Obligations	0	(6,563)	0	0	(6,563)

Total Borrowings	$0	$(6,563)	$(4,091)	$0	$(10,654)

Payable for reverse repurchase agreements					$(10,654)

(i)	Securities with an aggregate market value of $10,679 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(9,699) at a weighted average interest rate of 0.284%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for short sales includes $4 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CME 90-Day Eurodollar June 2022 Futures	$99.750	06/13/2022	7	$18	$0	$2
Call - CME 90-Day Eurodollar March 2022 Futures	99.750	03/14/2022	4	10	0	1

Total Purchased Options					$0	$3

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond March Futures	03/2021	13	$	1,476	$3	$1	$(1)
Call Options Strike @ EUR 115.000 on Euro-Schatz Bond March 2021 Futures(1)	02/2021	106		1	0	0	0
Call Options Strike @ EUR 179.000 on Euro-OAT France Government 10-Year Bond March 2021 Futures(1)	02/2021	9		0	0	0	0
Euro-Bobl March Futures	03/2021	10		1,651	2	0	0
Euro-BTP Italy Government Bond March Futures	03/2021	32		5,942	22	2	0
Euro-Buxl 30-Year Bond March Futures	03/2021	3		825	1	0	(1)
Japan Government 10-Year Bond March Futures	03/2021	2		2,943	(2)	0	(1)
Put Options Strike @ EUR 130.000 on Euro-Bobl March 2021 Futures (1)	02/2021	10		0	0	0	0
U.S. Treasury 5-Year Note March Futures	03/2021	55		6,939	15	3	0
U.S. Treasury 10-Year Note March Futures	03/2021	6		828	2	1	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2021	6		1,281	(25)	4	0

					$18	$11	$(3)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note March Futures	03/2021	5	$	(453)	$0	$0	$0
Canada Government 10-Year Bond March Futures	03/2021	24		(2,811)	(7)	0	(6)
Euro-Bund 10-Year Bond March Futures	03/2021	10		(2,170)	(1)	1	0
Euro-OAT France Government 10-Year Bond March Futures	03/2021	9		(1,846)	(10)	0	0
Euro-Schatz March Futures	03/2021	106		(14,539)	13	1	0
U.S. Treasury 30-Year Bond March Futures	03/2021	5		(866)	7	0	(2)
United Kingdom Long Gilt March Futures	03/2021	9		(1,668)	(17)	0	(4)

					$(15)	$2	$(12)

Total Futures Contracts					$3	$13	$(15)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Shell International Finance BV	1.000%	Quarterly	12/20/2026	0.533%	EUR	200	$6	$1	$7	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	1,100	$(53)	$(51)	$(104)	$0	$(2)
CDX.IG-34 10-Year Index	(1.000)	Quarterly	06/20/2030		300	1	(1)	0	0	0
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		1,900	(11)	(6)	(17)	0	(3)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	500	(5)	(4)	(9)	0	0
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029		300	(1)	(3)	(4)	0	0

						$(69)	$(65)	$(134)	$0	$(5)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	21

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	100	$2	$0	$2	$0	$0

INTEREST RATE SWAPS -BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	22,800	$(5)	$(5)	$(10)	$0	$(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		6,900	(1)	(2)	(3)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		1,200	0	(1)	(1)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		900	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		2,400	0	(1)	(1)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		3,600	1	(2)	(1)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		700	1	(1)	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		2,400	1	(1)	0	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		600	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		1,800	0	0	0	0	0

						$(3)	$(13)	$(16)	$1	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2023	GBP	300	$0	$1	$1	$0	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/16/2025		500	(18)	1	(17)	0	(1)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	06/16/2031		1,400	2	12	14	4	0
Receive	1-Year BRL-CDI	8.880	Maturity	01/04/2021	BRL	200	4	0	4	0	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022		2,700	0	0	0	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		6,400	0	0	0	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		1,900	0	0	0	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		2,700	0	0	0	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		2,900	0	0	0	0	0
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		37,700	0	46	46	0	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		2,200	(3)	0	(3)	0	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	700	6	1	7	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		200	3	(1)	2	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		1,700	29	2	31	1	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		500	14	(1)	13	0	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		1,500	149	(12)	137	4	0
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		600	29	(4)	25	1	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		1,600	99	(14)	85	4	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		1,500	52	(15)	37	4	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		500	122	(20)	102	4	0
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		200	42	(7)	35	2	0
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		200	29	(8)	21	2	0
Pay	3-Month CHF-LIBOR	0.500	Annual	09/16/2025	CHF	2,600	10	3	13	1	0
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029	SEK	1,100	8	0	8	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	4,100	(118)	22	(96)	0	(1)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		1,500	15	2	17	0	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		1,300	(42)	(1)	(43)	0	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		1,050	(33)	2	(31)	0	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		1,400	(42)	3	(39)	0	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		2,400	64	5	69	2	0
Receive(7)	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		7,500	23	2	25	0	(4)
Pay(7)	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		2,000	(16)	(20)	(36)	2	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		600	(80)	11	(69)	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		100	(8)	2	(6)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		2,100	(264)	30	(234)	0	(3)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		2,400	(28)	9	(19)	0	(3)
Receive(7)	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		5,200	45	61	106	0	(7)
Receive(7)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		350	9	(1)	8	0	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2049		300	55	(28)	27	1	0
Receive	3-Month USD-LIBOR	1.325	Semi-Annual	12/02/2050		200	(6)	10	4	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		600	3	20	23	0	(3)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	2,900	15	2	17	1	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	900	(27)	6	(21)	0	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month CZK-PRIBOR	1.913%	Annual	01/30/2029	CZK	1,600	$6	$(1)	$5	$0	$0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2023	EUR	5,200	(5)	4	(1)	0	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2026		5,400	(15)	(8)	(23)	0	(1)
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		600	53	5	58	0	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/17/2031		100	0	0	0	0	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031		4,000	(9)	(4)	(13)	1	0
Pay(7)	6-Month EUR-EURIBOR	0.060	Annual	11/17/2032		300	0	2	2	0	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		200	(18)	(2)	(20)	0	0
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		50	0	0	0	0	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	03/17/2051		300	6	(8)	(2)	0	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		1,100	(9)	2	(7)	0	0
Receive(7)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		100	0	(3)	(3)	0	0
Pay(7)	6-Month GBP-LIBOR	0.722	Semi-Annual	02/26/2051	GBP	70	4	0	4	1	0
Receive	6-Month JPY-LIBOR	0.035	Semi-Annual	11/29/2029	JPY	100,000	(2)	0	(2)	0	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		140,000	(47)	8	(39)	3	0
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		60,000	30	(11)	19	0	(2)
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	3,600	(1)	3	2	0	0
Receive	UKRPI	3.257	Maturity	02/15/2025	GBP	1,000	0	(26)	(26)	0	0
Receive	UKRPI	3.258	Maturity	02/15/2025		700	0	(18)	(18)	0	0
Receive	UKRPI	3.262	Maturity	02/15/2025		500	0	(13)	(13)	0	0
Receive	UKRPI	3.355	Maturity	11/15/2025		100	0	(1)	(1)	0	0
Pay	UKRPI	3.386	Maturity	01/15/2030		100	(1)	4	3	0	(1)
Pay	UKRPI	3.436	Maturity	02/15/2030		100	(1)	4	3	0	(1)
Pay	UKRPI	3.450	Maturity	02/15/2030		700	(2)	27	25	0	(3)
Pay	UKRPI	3.453	Maturity	02/15/2030		1,000	(4)	40	36	0	(5)
Receive	UKRPI	3.397	Maturity	11/15/2030		70	0	0	0	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		140	0	(1)	(1)	1	0
Pay	UKRPI	3.473	Maturity	11/15/2030		100	0	1	1	0	(1)
Receive	UKRPI	3.510	Maturity	11/15/2030		70	0	(1)	(1)	0	0
Pay	UKRPI	3.217	Maturity	11/15/2040		120	0	(5)	(5)	0	(1)
Pay	UKRPI	3.272	Maturity	11/15/2040		100	0	(2)	(2)	0	(1)
Pay	UKRPI	3.273	Maturity	11/15/2040		140	0	(2)	(2)	0	(1)
Pay	UKRPI	3.340	Maturity	11/15/2040		120	0	2	2	0	(1)
Receive	UKRPI	3.000	Maturity	11/15/2050		50	0	5	5	0	0
Receive	UKRPI	3.051	Maturity	11/15/2050		100	0	5	5	0	(1)
Receive	UKRPI	3.143	Maturity	11/15/2050		50	0	(2)	(2)	0	0

							$127	$125	$252	$39	$(43)

Total Swap Agreements							$63	$48	$111	$40	$(49)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$3	$14	$40	$57	$0	$(15)	$(49)	$(64)

Cash of $1,409 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	23

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $1 for closed futures agreements is outstanding at period end.

(k)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021	JPY	300,296		$2,887	$0	$(21)
	01/2021		$304	NOK	2,691	10	0
	03/2021	HKD	475		$61	0	0
	03/2021	JPY	50,000		482	0	(2)

BPS	01/2021	AUD	718		528	0	(25)
	01/2021	CAD	345		266	0	(5)
	01/2021	EUR	332		403	0	(3)
	01/2021	TWD	308		11	0	0
	01/2021		$339	CHF	301	1	0
	01/2021		573	EUR	471	3	0
	01/2021		450	GBP	334	6	0
	01/2021		463	JPY	48,000	2	0
	01/2021		104	SEK	875	3	0
	02/2021	DKK	6,434		$1,027	0	(30)
	02/2021		$164	ILS	554	9	0
	03/2021	TWD	6,871		$247	0	(1)
	03/2021		$171	CNH	1,142	4	0
	03/2021		34	KRW	36,924	0	0

BRC	01/2021	BRL	639		$121	0	(2)
	01/2021	TWD	28		1	0	0
	01/2021		$123	BRL	639	0	0
	01/2021		179	RUB	13,763	7	0
	02/2021		121	BRL	639	2	0
	03/2021	TWD	5,416		$194	0	(1)

CBK	01/2021	BRL	244		47	0	0
	01/2021	EUR	205		246	0	(4)
	01/2021	JPY	32,747		314	0	(3)
	01/2021	MXN	44		2	0	0
	01/2021	PEN	1,098		305	2	0
	01/2021		$48	BRL	244	0	(1)
	01/2021		347	CHF	307	0	0
	01/2021		82	CLP	61,214	4	0
	01/2021		82	NOK	720	2	0
	01/2021		407	NZD	578	9	0
	01/2021		19	RUB	1,443	1	0
	01/2021		114	SEK	970	4	0
	01/2021		112	ZAR	1,756	7	0
	02/2021	BRL	244		$48	1	0
	02/2021	DKK	6,751		1,082	0	(27)
	02/2021	ILS	1,001		308	0	(4)
	02/2021	PEN	1,370		381	2	0
	02/2021		$214	MXN	4,914	32	0
	02/2021		23	RUB	1,676	0	0
	03/2021	TWD	275		$10	0	0
	03/2021		$98	CNH	649	2	0
	04/2021	ILS	800		$236	0	(13)

GLM	01/2021	BRL	244		48	1	0
	01/2021	MXN	4,805		235	0	(6)
	01/2021	PEN	220		61	0	0
	01/2021	TWD	1,906		68	0	0
	01/2021		$47	BRL	244	0	0
	01/2021		1	CLP	747	0	0
	01/2021		5,847	JPY	605,182	14	0
	01/2021		23	RUB	1,796	1	0
	02/2021	DKK	5,217		$837	0	(20)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2021	JPY	605,182		$5,849	$0	$(14)
	02/2021		$116	DKK	700	0	(1)
	03/2021	CNH	34,557		$5,234	0	(55)
	03/2021	PEN	119		33	0	0
	03/2021		$75	CNH	496	1	0

HUS	01/2021	BRL	556		$107	0	0
	01/2021	EUR	178		213	0	(4)
	01/2021	GBP	6,090		8,145	0	(184)
	01/2021	JPY	60,496		580	0	(5)
	01/2021		$107	BRL	556	0	0
	01/2021		199	CAD	255	1	0
	01/2021		132	CLP	98,578	7	0
	01/2021		241	EUR	198	1	0
	01/2021		369	GBP	276	8	0
	01/2021		112	ZAR	1,739	6	0
	02/2021	PEN	1,442		$396	0	(3)
	02/2021		$49	RUB	3,635	0	0
	03/2021	CNH	1,626		$248	0	(1)
	03/2021	CNY	6,567		990	0	(13)
	03/2021	TWD	4,191		151	0	0
	03/2021		$252	CNH	1,668	4	0
	03/2021		213	KRW	232,658	1	0

IND	01/2021		20	GBP	15	1	0

JPM	01/2021	AUD	619		$456	0	(22)
	01/2021	BRL	83		16	0	0
	01/2021	TWD	1,991		71	0	0
	01/2021		$16	BRL	83	0	0
	01/2021		3	CLP	2,352	0	0
	01/2021		147	EUR	120	0	0
	01/2021		3	RUB	212	0	0
	02/2021		53	ILS	183	4	0
	03/2021	TWD	524		$19	0	0
	03/2021		$476	CNH	3,154	7	0
	03/2021		226	KRW	249,566	3	0

MYI	01/2021	CHF	625		$694	0	(13)
	01/2021	NZD	471		331	0	(8)
	01/2021		$68	NOK	600	2	0
	01/2021		236	SEK	2,000	7	0
	03/2021		6	KRW	6,629	0	0
	06/2021		8	EUR	6	0	0

RBC	01/2021		57	CAD	73	0	0

SCX	01/2021	AUD	362		$266	0	(12)
	01/2021	EUR	6,759		8,094	0	(163)
	02/2021		6,759		8,275	13	0
	02/2021	ILS	177		52	0	(4)
	03/2021	MYR	1,096		269	0	(5)
	03/2021	TWD	8,898		320	0	(1)

SSB	01/2021	CAD	84		65	0	(1)
	01/2021	TWD	7,829		279	0	0
	01/2021		$39	CAD	50	0	0
	03/2021	KRW	932,432		$838	0	(19)

TOR	01/2021	JPY	259,643		2,489	0	(26)
	01/2021		$2	CLP	1,494	0	0

UAG	01/2021	AUD	1,217		$895	0	(44)
	01/2021		$2	RUB	140	0	0
	02/2021	DKK	8,049		$1,289	0	(33)
	02/2021		$64	RUB	4,752	0	0

Total Forward Foreign Currency Contracts						$195	$(799)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	25

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	300	$13	$3

BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.306	10/29/2021	100	7	5
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.306	10/29/2021	100	7	9

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	200	8	2

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	400	30	11

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300	10/13/2021	500	5	6
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.365	10/22/2021	100	7	5
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.365	10/22/2021	100	7	8

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/29/2021	1,000	8	2
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	300	22	8
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	200	8	2

							$122	$61

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Fannie Mae 1.500% due 05/01/2052	EUR	97.000	05/23/2025	200	$15	$14

Total Purchased Options						$137	$75

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900%	01/20/2021	200	$0	$0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	01/20/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	100	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.450	01/20/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	01/20/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	100	0	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	98.250	01/20/2021	100	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	200	(1)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.425	03/17/2021	400	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.775	03/17/2021	200	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	03/17/2021	400	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.475	01/20/2021	300	0	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	01/20/2021	200	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.825	01/20/2021	300	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	1.050	01/20/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	02/17/2021	200	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	03/17/2021	500	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	03/17/2021	300	0	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	300	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	03/17/2021	500	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	03/17/2021	300	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	200	0	(1)

BRC	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	02/17/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	200	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	400	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	400	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	100	0	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	02/17/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	01/20/2021	200	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	02/17/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	02/17/2021	200	0	0

FBF	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	02/17/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	03/17/2021	200	0	0

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800%	01/20/2021	100	$0	$0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	03/17/2021	100	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	02/17/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	02/17/2021	200	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	03/17/2021	400	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	03/17/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	03/17/2021	400	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	03/17/2021	200	0	0

JLN	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	01/20/2021	200	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	1.000	01/20/2021	200	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	1.050	01/20/2021	200	(1)	0

MYC	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	02/17/2021	200	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	02/17/2021	200	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	03/17/2021	200	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	03/17/2021	100	0	0

						$(15)	$(8)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
HUS	Put - OTC EUR versus CNH	CNH	7.750	02/04/2021	377	$(2)	$0
	Call - OTC EUR versus CNH		8.050	02/04/2021	377	(2)	(2)
	Put - OTC USD versus CNH		6.550	01/07/2021	482	(3)	(4)
	Call - OTC USD versus CNH		6.750	01/07/2021	482	(2)	0

						$(9)	$(6)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	2,500	$(13)	$0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/29/2021	300	(4)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.460	01/29/2021	300	(4)	(5)

BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	200	(15)	(15)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	1,700	(8)	0

FAR	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.223	01/15/2021	200	(2)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.523	01/15/2021	200	(2)	(1)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	3,300	(29)	0

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	100	(5)	(1)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	100	(4)	(1)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	2,500	(22)	0
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	1,600	(7)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/17/2021	100	(3)	(1)

							$(118)	$(25)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	1-Month USD-LIBOR	10/07/2022	1,750	$(2)	$(1)
	Call - OTC 1-Year Interest Rate Floor	0.000	1-Month USD-LIBOR	10/08/2022	1,000	(1)	0

						$(3)	$(1)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2051	$101.563	01/07/2021	100	$0	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2051	101.672	01/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.141	03/04/2021	100	0	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 03/01/2051	102.906	03/11/2021	100	(1)	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2051	103.367	01/14/2021	100	(1)	0

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	27

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2051	$103.594	01/14/2021	100	$(1)	$0
	Put - OTC Ginnie Mae, TBA 2.500% due 02/01/2051	103.773	02/11/2021	200	0	0
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	103.578	03/11/2021	100	0	0
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	104.000	03/11/2021	100	0	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 02/01/2051	99.688	02/04/2021	100	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	102.266	02/04/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.125	03/04/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.141	03/04/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	104.141	03/04/2021	100	0	0

					$(5)	$(3)

Total Written Options					$(150)	$(43)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BPS	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.038%	$	500	$(18)	$11	$0	$(7)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.127		400	(10)	1	0	(9)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.106		200	(4)	(1)	0	(5)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		400	(14)	8	0	(6)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.127		500	(12)	1	0	(11)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		100	(3)	1	0	(2)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.106		300	(6)	(1)	0	(7)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		400	(14)	8	0	(6)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.127		200	(5)	1	0	(4)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.127		200	(5)	1	0	(4)

								$(91)	$30	$0	$(61)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.903%	$	200	$(5)	$6	$1	$0

JPM	AP Moller - Maersk	1.000	Quarterly	06/20/2022	0.552	EUR	200	(1)	3	2	0

								$(6)	$9	$3	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD 700	$527	$3	$9	$12	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	800	552	0	70	70	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	700	483	(2)	63	61	0

							$1	$142	$143	$0

Total Swap Agreements							$(96)	$181	$146	$(61)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(8)
AZD	$0	$0	$12	$12	$0	$0	$0	$0	$12	$0	$12
BOA	10	3	0	13	(23)	(6)	0	(29)	(16)	7	(9)
BPS	28	28	0	56	(64)	(21)	(16)	(101)	(45)	0	(45)
BRC	9	0	1	10	(3)	(1)	(22)	(26)	(16)	0	(16)
CBK	66	0	70	136	(52)	0	(2)	(54)	82	0	82
DUB	0	2	0	2	0	0	0	0	2	0	2
FAR	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
FBF	0	11	0	11	0	0	0	0	11	0	11
GLM	17	19	61	97	(96)	(1)	0	(97)	0	0	0
GST	0	0	0	0	0	(1)	(13)	(14)	(14)	0	(14)
HUS	28	0	0	28	(210)	(6)	(4)	(220)	(192)	0	(192)
IND	1	0	0	1	0	0	0	0	1	0	1
JPM	14	0	2	16	(22)	(4)	(4)	(30)	(14)	0	(14)
MYC	0	12	0	12	0	(2)	0	(2)	10	0	10
MYI	9	0	0	9	(21)	0	0	(21)	(12)	0	(12)
SCX	13	0	0	13	(185)	0	0	(185)	(172)	299	127
SSB	0	0	0	0	(20)	0	0	(20)	(20)	0	(20)
TOR	0	0	0	0	(26)	0	0	(26)	(26)	0	(26)
UAG	0	0	0	0	(77)	0	0	(77)	(77)	0	(77)

Total Over the Counter	$195	$75	$146	$416	$(799)	$(43)	$(61)	$(903)

(l)

Securities with an aggregate market value of $306 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	29

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	14	14
Swap Agreements	0	0	0	0	40	40

	$0	$0	$0	$0	$57	$57

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$195	$0	$195
Purchased Options	0	0	0	0	75	75
Swap Agreements	0	3	0	143	0	146

	$0	$3	$0	$338	$75	$416

	$0	$3	$0	$338	$132	$473

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$15	$15
Swap Agreements	0	5	0	0	44	49

	$0	$5	$0	$0	$59	$64

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$799	$0	$799
Written Options	0	8	0	6	29	43
Swap Agreements	0	61	0	0	0	61

	$0	$69	$0	$805	$29	$903

	$0	$74	$0	$805	$88	$967

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Written Options	0	0	0	0	3	3
Futures	0	0	0	0	973	973
Swap Agreements	0	(152)	0	0	78	(74)

	$0	$(152)	$0	$0	$1,049	$897

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,103)	$0	$(2,103)
Purchased Options	0	0	0	23	(17)	6
Written Options	0	31	0	26	131	188
Swap Agreements	0	(31)	0	(20)	268	217

	$0	$0	$0	$(2,074)	$382	$(1,692)

	$0	$(152)	$0	$(2,074)	$1,431	$(795)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Written Options	0	0	0	0	(4)	(4)
Futures	0	0	0	0	(3)	(3)
Swap Agreements	0	(82)	0	0	464	382

	$0	$(82)	$0	$0	$462	$380

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2
Purchased Options	0	0	0	0	(122)	(122)
Written Options	0	6	0	(5)	140	141
Swap Agreements	0	20	0	108	2	130

	$0	$26	$0	$105	$20	$151

	$0	$(56)	$0	$105	$482	$531

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$6	$0	$6
Sovereign Issues	0	37	0	37
Australia
Corporate Bonds & Notes	0	550	0	550
Sovereign Issues	0	2,572	0	2,572
Brazil
Corporate Bonds & Notes	0	382	0	382
Canada
Corporate Bonds & Notes	0	224	0	224
Non-Agency Mortgage-Backed Securities	0	59	0	59
Sovereign Issues	0	135	0	135
Cayman Islands
Asset-Backed Securities	0	2,060	0	2,060
Corporate Bonds & Notes	0	646	0	646
Non-Agency Mortgage-Backed Securities	0	203	0	203
Chile
Sovereign Issues	0	215	0	215
China
Sovereign Issues	0	6,286	0	6,286
Denmark
Corporate Bonds & Notes	0	4,360	0	4,360
France
Corporate Bonds & Notes	0	1,193	0	1,193
Sovereign Issues	0	2,475	0	2,475
Germany
Corporate Bonds & Notes	0	1,852	0	1,852
Ireland
Asset-Backed Securities	0	366	0	366
Corporate Bonds & Notes	0	202	0	202
Israel
Sovereign Issues	0	853	0	853
Italy
Corporate Bonds & Notes	0	1,653	0	1,653
Sovereign Issues	0	1,338	0	1,338
Japan
Corporate Bonds & Notes	0	1,908	0	1,908
Sovereign Issues	0	7,885	0	7,885
Kuwait
Sovereign Issues	0	797	0	797
Lithuania
Sovereign Issues	0	132	0	132
Luxembourg
Corporate Bonds & Notes	0	446	0	446
Malaysia
Sovereign Issues	0	273	0	273
Mexico
Corporate Bonds & Notes	0	94	0	94
Netherlands
Asset-Backed Securities	0	1,343	0	1,343
Corporate Bonds & Notes	0	1,134	0	1,134
New Zealand
Sovereign Issues	0	151	0	151
Norway
Corporate Bonds & Notes	0	202	0	202
Peru
Sovereign Issues	0	1,257	0	1,257
Qatar
Sovereign Issues	0	1,799	0	1,799
Romania
Sovereign Issues	0	125	0	125
Russia
Sovereign Issues	0	91	0	91
Saudi Arabia
Sovereign Issues	0	2,345	0	2,345
Singapore
Corporate Bonds & Notes	0	307	0	307

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
South Korea
Sovereign Issues	$0	$1,302	$0	$1,302
Spain
Corporate Bonds & Notes	0	510	0	510
Preferred Securities	0	501	0	501
Sovereign Issues	0	2,905	0	2,905
Supranational
Corporate Bonds & Notes	0	251	0	251
Switzerland
Corporate Bonds & Notes	0	1,053	0	1,053
United Arab Emirates
Sovereign Issues	0	695	0	695
United Kingdom
Corporate Bonds & Notes	0	7,992	0	7,992
Non-Agency Mortgage-Backed Securities	0	4,627	407	5,034
Preferred Securities	0	61	0	61
Sovereign Issues	0	305	0	305
United States
Asset-Backed Securities	0	4,894	0	4,894
Corporate Bonds & Notes	0	9,783	0	9,783
Loan Participations and Assignments	0	76	0	76
Municipal Bonds & Notes	0	312	0	312
Non-Agency Mortgage-Backed Securities	0	3,770	0	3,770
Preferred Securities	0	226	0	226
U.S. Government Agencies	0	45,834	0	45,834
U.S. Treasury Obligations	0	7,163	0	7,163
Short-Term Instruments
Repurchase Agreements	0	530	0	530
Argentina Treasury Bills	0	23	0	23
Japan Treasury Bills	0	484	0	484
U.S. Treasury Bills	0	67	0	67

	$0	$141,320	$407	$141,727

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,396	$0	$0	$1,396

Total Investments	$1,396	$141,320	$407	$143,123

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(758)	$0	$(758)
United States
U.S. Government Agencies	0	(5,344)	0	(5,344)

	$0	$(6,102)	$0	$(6,102)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	16	40	0	56
Over the counter	0	416	0	416

	$16	$456	$0	$472

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(15)	(49)	0	(64)
Over the counter	0	(903)	0	(903)

	$(15)	$(952)	$0	$(967)

Total Financial Derivative Instruments	$1	$(496)	$0	$(495)

Totals	$1,397	$134,722	$407	$136,526

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class shares of the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	|	DECEMBER 31, 2020	33

Notes to Financial Statements	(Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales,

ANNUAL REPORT	|	DECEMBER 31, 2020	35

Notes to Financial Statements	(Cont.)

accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may

36	PIMCO VARIABLE INSURANCE TRUST

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use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$4,190	$33	$(3,490)	$(76)	$28	$685	$33	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$404	$18,203	$(17,900)	$4	$0	$711	$4	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than

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Notes to Financial Statements	(Cont.)

typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool

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of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements	(Cont.)

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities the (“Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive

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a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign

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Notes to Financial Statements	(Cont.)

currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the

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future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap.

These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

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Notes to Financial Statements	(Cont.)

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Small Portfolio Risk  is the risk that a smaller Portfolio may not achieve investment or trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Notes to Financial Statements	(Cont.)

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

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Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial

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Notes to Financial Statements	(Cont.)

losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect

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to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such postings. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class		Administrative Class	Advisor Class
0.25%	0.31%	*	0.31%	0.31%	*

*	This particular share class has been registered with the SEC, but has not yet launched

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee		Servicing Fee

Administrative Class	—		0.15%

Advisor Class	0.25%	*	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	|	DECEMBER 31, 2020	49

Notes to Financial Statements	(Cont.)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$927,480	$924,105	$25,501	$28,963

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	797	$7,923	824	$8,032

Issued as reinvestment of distributions

Administrative Class	577	5,631	238	2,333

Cost of shares redeemed

Administrative Class	(2,082)	(20,597)	(2,938)	(28,740)

Net increase (decrease) resulting from Portfolio share transactions	(708)	$(7,043)	(1,876)	$(18,375)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

50	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

As of December 31, 2020, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 86% of the Portfolio and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Global Core Bond (Hedged) Portfolio	$0	$2,003	$0	$1,985	$(5)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), hyper inflationary mark to market, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Core Bond (Hedged) Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	DECEMBER 31, 2020	51

Notes to Financial Statements	(Cont.)	December 31, 2020

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Global Core Bond (Hedged) Portfolio	$134,391	$4,598	$(2,339)	$2,259

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), realized and unrealized gain (loss) swap contracts, hyper inflationary mark to market, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Global Core Bond (Hedged) Portfolio	$0	$5,631	$0	$0	$0	$2,333	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

52	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Core Bond (Hedged) Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Global Core Bond (Hedged) Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	|	DECEMBER 31, 2020	53

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	JPS	J.P. Morgan Securities LLC

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services LLC

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities Inc.	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	JLN	JP Morgan Chase Bank N.A. London	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	JML	JP Morgan Securities Plc	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

FBF	Credit Suisse International

Currency Abbreviations:

ARS	Argentine Peso	DKK	Danish Krone	NOK	Norwegian Krone

AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar

BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	HKD	Hong Kong Dollar	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	JPY	Japanese Yen	TWD	Taiwanese Dollar

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar

CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	ZAR	South African Rand

CZK	Czech Koruna	MYR	Malaysian Ringgit

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Prices Index

BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	US0003M	ICE 3-Month USD LIBOR

CDX.HY	Credit Derivatives Index - High Yield	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation

54	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Global Core Bond (Hedged) Portfolio	0.00%	0.00%	$5,315	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO Global Core Bond (Hedged) Portfolio	37.04%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	|	DECEMBER 31, 2020	55

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	DECEMBER 31, 2020	57

Privacy Policy[1]	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

58	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

ANNUAL REPORT	|	DECEMBER 31, 2020	59

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

62	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

ANNUAL REPORT	|	DECEMBER 31, 2020	63

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

64	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT07AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO Global Diversified Allocation Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO Global Diversified Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

4	PIMCO VARIABLE INSURANCE TRUST

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Diversified Allocation Portfolio	04/30/12	04/30/12	04/30/13	Diversified

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO Global Diversified Allocation Portfolio (Cont.)

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at

www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings

as of December 31, 2020†§

PIMCO Total Return Fund IV	15.5%

PIMCO Short-Term Fund	15.4%

PIMCO StocksPLUS® International Fund (Unhedged)	10.2%

PIMCO StocksPLUS® Fund	5.2%

PIMCO Income Fund	5.2%

PIMCO Investment Grade Credit Bond Fund	5.2%

PIMCO Real Return Fund	5.1%

PIMCO RAE PLUS Small Fund	5.1%

PIMCO RAE PLUS EMG Fund	5.1%

PIMCO RAE International Fund	5.1%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	Inception≈
PIMCO Global Diversified Allocation Portfolio Administrative Class	4.15%	7.78%	5.88%
PIMCO Global Diversified Allocation Portfolio Advisor Class	3.99%	7.66%	5.54%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	13.31%	9.34%	8.10%♦
MSCI World Index±±	15.90%	12.19%	10.93%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2012.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.77% for Administrative Class shares, and 1.87% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index by investing in a combination of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”) and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to equities contributed to absolute performance, as underlying PIMCO equity funds posted positive returns.

»	Exposure to fixed income contributed to absolute performance, as underlying PIMCO fixed income funds posted positive returns.

»	Active management contributed to relative performance, as most Underlying PIMCO Funds outperformed their respective benchmarks.

»	Put options on the S&P 500 Index, used for tail risk hedging, contributed to performance, as the S&P 500 posted negative returns.

»

The Portfolio’s volatility management strategy, implemented using S&P 500 futures, detracted from relative performance due to a substantial underweight exposure to equities, while the S&P 500 Index rose during a majority of the reporting period.

»	Within the Portfolio’s equity allocation, value equities and non-US equities detracted from relative performance, as these Underlying PIMCO Funds underperformed the MSCI World Index.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

Expense Example PIMCO Global Diversified Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,114.70	$2.54	$1,000.00	$1,023.15	$2.43	0.47%
Advisor Class	1,000.00	1,113.80	3.08	1,000.00	1,022.63	2.95	0.57

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights	PIMCO Global Diversified Allocation Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class

12/31/2020	$11.36	$0.30	$0.05	$0.35	$(0.33)	$(0.76)	$0.00	$(1.09)

12/31/2019	9.58	0.32	1.75	2.07	(0.29)	0.00	0.00	(0.29)

12/31/2018	10.97	0.27	(1.23)	(0.96)	(0.21)	(0.22)	0.00	(0.43)

12/31/2017	9.66	0.29	1.33	1.62	(0.31)	0.00	0.00	(0.31)

12/31/2016	9.13	0.16	0.55	0.71	(0.15)	(0.02)	(0.01)	(0.18)
Advisor Class

12/31/2020	11.30	0.29	0.04	0.33	(0.32)	(0.76)	0.00	(1.08)

12/31/2019	9.53	0.32	1.73	2.05	(0.28)	0.00	0.00	(0.28)

12/31/2018	10.92	0.27	(1.24)	(0.97)	(0.20)	(0.22)	0.00	(0.42)

12/31/2017	9.61	0.29	1.32	1.61	(0.30)	0.00	0.00	(0.30)

12/31/2016	9.09	0.15	0.54	0.69	(0.14)	(0.02)	(0.01)	(0.17)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.62	4.15%	$757,485	0.47%	1.00%	0.47%	1.00%	2.85%	23%

11.36	21.71	808,461	0.47	1.00	0.47	1.00	3.00	19

9.58	(8.94)	752,593	0.47	1.00	0.47	1.00	2.53	16

10.97	16.87	838,361	0.47	1.00	0.47	1.00	2.83	2

9.66	7.81	645,013	0.46	1.00	0.46	1.00	1.77	22

10.55	3.99	218,035	0.57	1.10	0.57	1.10	2.76	23

11.30	21.61	218,006	0.57	1.10	0.57	1.10	2.97	19

9.53	(9.06)	163,649	0.57	1.10	0.57	1.10	2.49	16

10.92	16.86	151,288	0.57	1.10	0.57	1.10	2.77	2

9.61	7.64	109,396	0.56	1.10	0.56	1.10	1.67	22

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities	PIMCO Global Diversified Allocation Portfolio	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in Affiliates	$949,257
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,150
Cash	20
Deposits with counterparty	7,172
Receivable for investments in Affiliates sold	13,957
Receivable for Portfolio shares sold	780
Dividends receivable from Affiliates	797
Reimbursement receivable from PIMCO	479
Total Assets	980,612

Liabilities:

Payable for investments in Affiliates purchased	$3,273
Payable for Portfolio shares redeemed	897
Accrued investment advisory fees	406
Accrued supervisory and administrative fees	361
Accrued distribution fees	50
Accrued servicing fees	105
Total Liabilities	5,092

Net Assets	$975,520

Net Assets Consist of:

Paid in capital	$927,210
Distributable earnings (accumulated loss)	48,310

Net Assets	$975,520

Net Assets:

Administrative Class	$757,485
Advisor Class	218,035

Shares Issued and Outstanding:

Administrative Class	71,353
Advisor Class	20,673

Net Asset Value Per Share Outstanding(a):

Administrative Class	$10.62
Advisor Class	10.55

Cost of investments in Affiliates	$857,762
Cost or premiums of financial derivative instruments, net	$8,153

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Global Diversified Allocation Portfolio

Year Ended December 31, 2020 (Amounts in thousands†)

Investment Income:

Interest	$47
Dividends from Investments in Affiliates	31,401
Total Income	31,448

Expenses:

Investment advisory fees	4,262
Supervisory and administrative fees	3,788
Servicing fees - Administrative Class	1,110
Distribution and/or servicing fees - Advisor Class	518
Trustee fees	25
Miscellaneous expense	1
Total Expenses	9,704
Waiver and/or Reimbursement by PIMCO	(5,058)
Net Expenses	4,646

Net Investment Income (Loss)	26,802

Net Realized Gain (Loss):

Investments in Affiliates	(14,957)
Net capital gain distributions received from Affiliate investments	708
Exchange-traded or centrally cleared financial derivative instruments	(19,436)

Net Realized Gain (Loss)	(33,685)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	49,162
Exchange-traded or centrally cleared financial derivative instruments	(7,282)

Net Change in Unrealized Appreciation (Depreciation)	41,880

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,997

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$26,802	$29,663
Net realized gain (loss)	(33,685)	68,170
Net change in unrealized appreciation (depreciation)	41,880	95,341

Net Increase (Decrease) in Net Assets Resulting from Operations	34,997	193,174

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(75,595)	(20,868)
Advisor Class	(21,157)	(5,132)

Total Distributions(a)	(96,752)	(26,000)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	10,808	(56,949)

Total Increase (Decrease) in Net Assets	(50,947)	110,225

Net Assets:

Beginning of year	1,026,467	916,242
End of year	$975,520	$1,026,467

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Global Diversified Allocation Portfolio	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 97.3%

MUTUAL FUNDS (a) 90.1%

PIMCO Emerging Markets Bond Fund	2,697,785	$29,406

PIMCO Global Advantage® Strategy Bond Fund	3,338,790	39,097

PIMCO Income Fund	4,045,012	48,985

PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,643,268	29,314

PIMCO Investment Grade Credit Bond Fund	4,337,487	48,970

PIMCO RAE International Fund	4,888,055	48,636

PIMCO RAE PLUS EMG Fund	4,750,039	48,736

	SHARES	MARKET VALUE (000S)

PIMCO RAE PLUS Small Fund	4,858,873	$48,783

PIMCO Real Return Fund	3,987,361	48,925

PIMCO Short-Term Fund	14,897,659	146,444

PIMCO StocksPLUS® Fund	4,191,017	49,077

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	5,949,136	48,545

PIMCO StocksPLUS® International Fund (Unhedged)	14,693,658	96,978

PIMCO Total Return Fund IV	12,937,509	146,711

Total Mutual Funds (Cost $787,267)		878,607

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.2%

PIMCO Short-Term Floating NAV Portfolio III	7,164,611	$70,650

Total Short-Term Instruments (Cost $70,495)		70,650

Total Investments in Affiliates (Cost $857,762)		949,257

Total Investments 97.3% (Cost $857,762)		$949,257

Financial Derivative Instruments (b) 0.8% (Cost or Premiums, net $8,153)		8,150

Other Assets and Liabilities, net 1.9%		18,113

Net Assets 100.0%		$975,520

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,600.000	12/17/2021	204	$20	$1,471	$1,324
Put - CBOE S&P 500	2,950.000	12/17/2021	204	20	2,516	2,283
Put - CBOE S&P 500	3,325.000	12/17/2021	204	20	4,166	3,841

Total Purchased Options					$8,153	$7,448

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	03/2021	571	$107,028	$2,554	$702	$0

Total Futures Contracts				$2,554	$702	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$7,448	$702	$0	$8,150	$0	$0	$0	$0

Cash of $7,172 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO Global Diversified Allocation Portfolio	(Cont.)	December 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$7,448	$0	$0	$7,448
Futures	0	0	702	0	0	702

	$0	$0	$8,150	$0	$0	$8,150

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$7,819	$0	$0	$7,819
Futures	0	0	(27,255)	0	0	(27,255)

	$0	$0	$(19,436)	$0	$0	$(19,436)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(598)	$0	$0	$(598)
Futures	0	0	(6,684)	0	0	(6,684)

	$0	$0	$(7,282)	$0	$0	$(7,282)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Affiliates, at Value
Mutual Funds	$878,607	$0	$0	$878,607
Short-Term Instruments
Central Funds Used for Cash Management Purposes	70,650	0	0	70,650

Total Investments	$949,257	$0	$0	$949,257

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$702	$7,448	$0	$8,150

Total Financial Derivative Instruments	$702	$7,448	$0	$8,150

Totals	$949,959	$7,448	$0	$957,407

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	December 31, 2020

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

ANNUAL REPORT	|	DECEMBER 31, 2020	17

Notes to Financial Statements	(Cont.)

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

(normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value

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Notes to Financial Statements	(Cont.)

of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value

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hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur

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Notes to Financial Statements	(Cont.)

expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$27,414	$7,078	$(5,793)	$(131)	$838	$29,406	$1,262	$0

PIMCO Global Advantage® Strategy Bond Fund	41,768	2,870	(7,407)	175	1,691	39,097	862	0

PIMCO Income Fund	49,807	5,377	(7,104)	(58)	963	48,985	1,675	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	34,065	3,278	(8,986)	(135)	1,092	29,314	707	0

PIMCO Investment Grade Credit Bond Fund	53,920	4,280	(10,830)	98	1,502	48,970	1,655	189

PIMCO RAE International Fund	47,438	13,126	(12,739)	(911)	1,722	48,636	1,118	0

PIMCO RAE PLUS EMG Fund	24,542	45,223	(20,838)	(4,622)	4,431	48,736	4,408	0

PIMCO RAE PLUS Small Fund	46,138	30,430	(26,387)	(5,438)	4,040	48,783	9,147	0

PIMCO Real Return Fund	55,324	4,179	(14,700)	102	4,020	48,925	1,260	0

PIMCO Short-Term Fund	166,138	17,404	(38,174)	(383)	1,459	146,444	2,543	0

PIMCO Short-Term Floating NAV Portfolio III	72,875	293,051	(294,900)	(482)	106	70,650	551	0

PIMCO StocksPLUS® Fund	44,209	14,363	(15,773)	190	6,088	49,077	1,544	519

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	48,712	10,255	(12,479)	(1,301)	3,358	48,545	752	0

PIMCO StocksPLUS® International Fund (Unhedged)	91,091	26,583	(29,530)	(3,214)	12,048	96,978	672	0

PIMCO Total Return Fund IV	168,881	15,989	(45,116)	1,153	5,804	146,711	3,245	0

Totals	$972,322	$493,486	$(550,756)	$(14,957)	$49,162	$949,257	$31,401	$708

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than

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5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of

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Notes to Financial Statements	(Cont.)

an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other

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circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Model Risk  is the risk that the Portfolio’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Portfolio.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

ANNUAL REPORT	|	DECEMBER 31, 2020	25

Notes to Financial Statements	(Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved and there can be no assurance that investment decisions made in seeking to manage Portfolio volatility will achieve the desired results.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA

ANNUAL REPORT	|	DECEMBER 31, 2020	27

Notes to Financial Statements	(Cont.)

securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.45%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the

Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2020, the amount was $547.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also indirectly pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

PIMCO has contractually agreed, through May 1, 2021, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an

ANNUAL REPORT	|	DECEMBER 31, 2020	29

Notes to Financial Statements	(Cont.)

amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying PIMCO Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2020, the amount was $5,057,507.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$201,134	$255,856

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	3,891	$39,934	3,919	$41,413

Advisor Class	777	7,966	2,542	26,708
Issued as reinvestment of distributions

Administrative Class	7,714	75,595	1,909	20,868

Advisor Class	2,174	21,157	471	5,132
Cost of shares redeemed

Administrative Class	(11,393)	(117,780)	(13,233)	(141,631)

Advisor Class	(1,571)	(16,064)	(893)	(9,439)

Net increase (decrease) resulting from Portfolio share transactions	1,592	$10,808	(5,285)	$(56,949)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

As of December 31, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 97% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Global Diversified Allocation Portfolio	$0	$6,561	$0	$73,564	$(9)	$(31,806)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and options contracts for federal income tax purposes.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Diversified Allocation Portfolio	$13,559	$18,247

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements	(Cont.)	December 31, 2020

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Global Diversified Allocation Portfolio	$885,697	$74,268		$(705)	$73,563

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and options contracts.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Global Diversified Allocation Portfolio	$0	$43,413	$53,339	$0	$0	$26,000	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

32	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Diversified Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Global Diversified Allocation Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	|	DECEMBER 31, 2020	33

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:

S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

TBA	To-Be-Announced

34	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Global Diversified Allocation Portfolio	0.00%	4.26%	$9	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO Global Diversified Allocation Portfolio	0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	|	DECEMBER 31, 2020	35

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	DECEMBER 31, 2020	37

Privacy Policy[1]	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

38	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

ANNUAL REPORT	|	DECEMBER 31, 2020	39

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

ANNUAL REPORT	|	DECEMBER 31, 2020	41

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

ANNUAL REPORT	|	DECEMBER 31, 2020	43

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

44	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT09AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO Global Managed Asset Allocation Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO Global Managed Asset Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Managed Asset Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

4	PIMCO VARIABLE INSURANCE TRUST

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark

Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Managed Asset Allocation Portfolio	04/15/09	04/30/12	04/15/09	04/15/09	Diversified

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC

6	PIMCO VARIABLE INSURANCE TRUST

noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

PIMCO Global Managed Asset Allocation Portfolio (Consolidated)

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown

as of December 31, 2020†§

Short-Term Instruments‡	40.3%

Mutual Funds	32.0%

Sovereign Issues	12.3%

Corporate Bonds & Notes	8.2%

Asset-Backed Securities	3.4%

U.S. Treasury Obligations	1.7%

Non-Agency Mortgage-Backed Securities	1.6%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Managed Asset Allocation Portfolio Institutional Class	17.01%	9.10%	—	5.17%
PIMCO Global Managed Asset Allocation Portfolio Administrative Class	16.83%	8.94%	4.69%	6.54%
PIMCO Global Managed Asset Allocation Portfolio Advisor Class	16.71%	8.83%	4.59%	6.44%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	13.31%	9.34%	7.68%	9.38%♦
MSCI World Index±±	15.90%	12.19%	9.87%	12.41%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/15/2009.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.33% for Institutional Class shares, 1.48% for Administrative class shares, and 1.58% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Managed Asset Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Investment grade corporate spread positioning contributed to relative performance, as investment grade spreads widened in Q1 2020 and tightened from Q2 to Q4 2020.

»	Overweight exposure to U.S. duration, throughout most of 2020, contributed to relative performance, as U.S. treasury yields decreased.

»	Emerging Markets duration positioning, primarily due to overweight exposures in April to December, contributed to performance, as these securities posted positive gains in April to December.

»

Overweight exposure to Emerging Markets currency, specifically Mexican pesos, Russian rubles, and Indian rupees detracted from relative performance, as these currencies depreciated against the U.S. dollar.

»

Overweight exposure to U.K. equities detracted from relative performance, as these securities generally posted negative returns. The portfolio was overweight U.K. equities most of 2020, primarily through exposure to futures contracts on FTSE 100 Index. U.K. equities posted negative returns in 2020 (FTSE 100 returned -8.86%) causing this exposure to detract from relative performance vs. the benchmark.

»	Relative value commodity strategies detracted from relative performance, as commodity option strategies posted negative returns.

8	PIMCO VARIABLE INSURANCE TRUST

Expense Example	PIMCO Global Managed Asset Allocation Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,174.10	$4.43	$1,000.00	$1,021.40	$4.12	0.80%
Administrative Class	1,000.00	1,173.10	5.27	1,000.00	1,020.69	4.90	0.95
Advisor Class	1,000.00	1,172.50	5.83	1,000.00	1,020.18	5.42	1.05

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights	PIMCO Global Managed Asset Allocation Portfolio (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2020	$12.53	$0.13	$1.72	$1.85	$(0.99)	$(0.24)	$0.00	$(1.23)

12/31/2019	10.94	0.29	1.58	1.87	(0.28)	0.00	0.00	(0.28)

12/31/2018	12.83	0.31	(0.97)	(0.66)	(0.23)	(1.00)	0.00	(1.23)

12/31/2017	11.50	0.27	1.36	1.63	(0.30)	0.00	0.00	(0.30)

12/31/2016	11.33	0.26	0.21	0.47	0.00	0.00	(0.30)	(0.30)
Administrative Class

12/31/2020	12.53	0.12	1.72	1.84	(0.98)	(0.24)	0.00	(1.22)

12/31/2019	10.94	0.26	1.59	1.85	(0.26)	0.00	0.00	(0.26)

12/31/2018	12.83	0.29	(0.97)	(0.68)	(0.21)	(1.00)	0.00	(1.21)

12/31/2017	11.50	0.25	1.36	1.61	(0.28)	0.00	0.00	(0.28)

12/31/2016	11.33	0.24	0.21	0.45	0.00	0.00	(0.28)	(0.28)
Advisor Class

12/31/2020	12.60	0.10	1.72	1.82	(0.96)	(0.24)	0.00	(1.20)

12/31/2019	10.99	0.25	1.61	1.86	(0.25)	0.00	0.00	(0.25)

12/31/2018	12.89	0.28	(0.98)	(0.70)	(0.20)	(1.00)	0.00	(1.20)

12/31/2017	11.55	0.23	1.37	1.60	(0.26)	0.00	0.00	(0.26)

12/31/2016	11.38	0.23	0.21	0.44	0.00	0.00	(0.27)	(0.27)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$13.15	17.01%	$1,166	0.82%	1.02%	0.80%	1.00%	1.06%	360%

12.53	17.23	1,972	0.88	1.04	0.83	0.99	2.41	694

10.94	(5.32)	1,687	0.90	1.05	0.84	0.99	2.46	693

12.83	14.24	1,789	0.88	1.03	0.84	0.99	2.20	381

11.50	4.20	1,571	0.82	1.01	0.79	0.98	2.31	412

13.15	16.83	148,037	0.97	1.17	0.95	1.15	0.96	360

12.53	17.06	150,211	1.03	1.19	0.98	1.14	2.22	694

10.94	(5.46)	151,493	1.05	1.20	0.99	1.14	2.28	693

12.83	14.08	190,344	1.03	1.18	0.99	1.14	2.01	381

11.50	4.04	191,628	0.97	1.16	0.94	1.13	2.16	412

13.22	16.62	447,404	1.07	1.27	1.05	1.25	0.86	360

12.60	17.05	440,736	1.13	1.29	1.08	1.24	2.12	694

10.99	(5.61)	436,873	1.15	1.30	1.09	1.24	2.18	693

12.89	13.99	549,934	1.13	1.28	1.09	1.24	1.90	381

11.55	3.92	569,112	1.07	1.26	1.04	1.23	2.07	412

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Consolidated Statement of Assets and Liabilities PIMCO Global Managed Asset Allocation Portfolio	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$234,861
Investments in Affiliates	327,336
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,999
Over the counter	7,094
Deposits with counterparty	31,251
Foreign currency, at value	7,109
Receivable for investments sold	1,930
Receivable for investments sold on a delayed-delivery basis	308
Receivable for TBA investments sold	209
Interest and/or dividends receivable	1,228
Dividends receivable from Affiliates	534
Reimbursement receivable from PIMCO	119
Total Assets	614,978

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$5,360
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,332
Over the counter	3,902
Payable for investments in Affiliates purchased	597
Payable for TBA investments purchased	313
Deposits from counterparty	5,861
Payable for Portfolio shares redeemed	176
Overdraft due to custodian	153
Accrued investment advisory fees	517
Accrued supervisory and administrative fees	36
Accrued distribution fees	104
Accrued servicing fees	20
Total Liabilities	18,371

Net Assets	$596,607

Net Assets Consist of:

Paid in capital	$515,442
Distributable earnings (accumulated loss)	81,165

Net Assets	$596,607

Net Assets:

Institutional Class	$1,166
Administrative Class	148,037
Advisor Class	447,404

Shares Issued and Outstanding:

Institutional Class	89
Administrative Class	11,259
Advisor Class	33,838

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.15
Administrative Class	13.15
Advisor Class	13.22

Cost of investments in securities	$228,394
Cost of investments in Affiliates	$320,470
Cost of foreign currency held	$7,106
Proceeds received on short sales	$5,318
Cost or premiums of financial derivative instruments, net	$3,026

* Includes repurchase agreements of:	$14,912

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations	PIMCO Global Managed Asset Allocation Portfolio

Year Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$4,073
Dividends	7
Dividends from Investments in Affiliates	6,913
Total Income	10,993

Expenses:

Investment advisory fees	5,323
Supervisory and administrative fees	368
Servicing fees - Administrative Class	211
Distribution and/or servicing fees - Advisor Class	1,065
Trustee fees	15
Interest expense	119
Miscellaneous expense	1
Total Expenses	7,102
Waiver and/or Reimbursement by PIMCO	(1,142)
Net Expenses	5,960

Net Investment Income (Loss)	5,033

Net Realized Gain (Loss):

Investments in securities	1,596
Investments in Affiliates	(556)
Net capital gain distributions received from Affiliate investments	328
Exchange-traded or centrally cleared financial derivative instruments	51,695
Over the counter financial derivative instruments	22,460
Short sales	(160)
Foreign currency	(4,905)

Net Realized Gain (Loss)	70,458

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	4,387
Investments in Affiliates	7,782
Exchange-traded or centrally cleared financial derivative instruments	8,228
Over the counter financial derivative instruments	(5,177)
Short sales	(39)
Foreign currency assets and liabilities	(365)

Net Change in Unrealized Appreciation (Depreciation)	14,816

Net Increase (Decrease) in Net Assets Resulting from Operations	$90,307

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Consolidated Statements of Changes in Net Assets	PIMCO Global Managed Asset Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,033	$12,886
Net realized gain (loss)	70,458	42,412
Net change in unrealized appreciation (depreciation)	14,816	39,343

Net Increase (Decrease) in Net Assets Resulting from Operations	90,307	94,641

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(193)	(44)
Administrative Class	(14,053)	(3,292)
Advisor Class	(42,006)	(9,166)

Total Distributions(a)	(56,252)	(12,502)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(30,367)	(79,273)

Total Increase (Decrease) in Net Assets	3,688	2,866

Net Assets:

Beginning of year	592,919	590,053
End of year	$596,607	$592,919

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 39.3%

CORPORATE BONDS & NOTES 7.7%

BANKING & FINANCE 5.9%

Ally Financial, Inc.
8.000% due 11/01/2031		$800	$1,176

Aviation Capital Group LLC
5.500% due 12/15/2024		400	443

Deutsche Bank AG
4.250% due 10/14/2021		3,400	3,487

FCE Bank PLC
0.869% due 09/13/2021	EUR	600	733

Ford Motor Credit Co. LLC
5.125% due 06/16/2025		$1,200	1,306

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	29,154	4,858

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		$1,200	1,166

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		700	717

Natwest Group PLC
1.801% (US0003M + 1.550%) due 06/25/2024 ~		700	713
4.519% due 06/25/2024 •		400	437

New Metro Global Ltd.
6.500% due 05/20/2022		800	828

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	23,484	3,914

Nykredit Realkredit A/S
1.000% due 10/01/2050		35,959	5,988

Starwood Property Trust, Inc.
5.500% due 11/01/2023		$400	419

Sunac China Holdings Ltd.
8.350% due 04/19/2023		800	844

UniCredit SpA
7.830% due 12/04/2023		6,150	7,302

Ursa Re Ltd.
3.808% (T-BILL 3MO + 3.750%) due 12/07/2027 ~		1,100	1,107

			35,438

INDUSTRIALS 1.6%

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		800	884

Broadcom, Inc.
3.459% due 09/15/2026		208	231

Caesars Entertainment, Inc.
6.250% due 07/01/2025		400	427

Caesars Resort Collection LLC
5.750% due 07/01/2025		400	424

Delta Air Lines, Inc.
4.500% due 10/20/2025		400	428

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		600	627
4.000% due 05/01/2031		600	634

Jaguar Land Rover Automotive PLC
7.750% due 10/15/2025		400	432

JetBlue Pass-Through Trust
4.000% due 05/15/2034		300	325

Marriott International, Inc.
4.625% due 06/15/2030		200	235

Microchip Technology, Inc.
3.922% due 06/01/2021		100	101

NCL Corp. Ltd.
10.250% due 02/01/2026		1,100	1,290

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027		1,200	1,231

Rolls-Royce PLC
5.750% due 10/15/2027	GBP	900	1,366

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		$40	43

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines Pass-Through Trust
3.100% due 01/07/2030		$337	$342

Univision Communications, Inc.
6.625% due 06/01/2027		400	430

VMware, Inc.
3.900% due 08/21/2027		200	226

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	5,090	35

			9,711

UTILITIES 0.2%

Pacific Gas & Electric Co.
2.500% due 02/01/2031		$1,100	1,103

Total Corporate Bonds & Notes (Cost $42,221)			46,252

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%

Multiplan Corp.
6.000% due 10/15/2027 «		1,300	1,251

Total Convertible Bonds & Notes (Cost $1,268)			1,251

U.S. GOVERNMENT AGENCIES 0.2%

Ginnie Mae
0.599% due 08/20/2068 •		917	910

Uniform Mortgage-Backed Security, TBA
2.500% due 03/01/2051		100	105

Total U.S. Government Agencies (Cost $1,012)			1,015

U.S. TREASURY OBLIGATIONS 1.6%

U.S. Treasury Bonds
1.375% due 11/15/2040 (k)		9,500	9,379

Total U.S. Treasury Obligations (Cost $9,316)			9,379

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.5%

Alliance Bancorp Trust
0.388% due 07/25/2037 •		425	385

Bear Stearns Adjustable Rate Mortgage Trust
3.199% due 02/25/2036 ^~		30	29
3.447% due 07/25/2036 ^~		110	107

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 04/25/2036		319	243

Hawksmoor Mortgages
1.104% due 05/25/2053 •	GBP	2,114	2,895

Residential Accredit Loans, Inc. Trust
0.508% due 06/25/2046 •		$248	88

Residential Asset Securitization Trust
0.548% due 05/25/2035 •		461	338

Towd Point Mortgage Funding PLC
1.073% due 10/20/2051 •	GBP	1,745	2,396

WaMu Mortgage Pass-Through Certificates Trust
0.808% due 01/25/2045 •		$2,446	2,382

Total Non-Agency Mortgage-Backed Securities (Cost $8,679)			8,863

ASSET-BACKED SECURITIES 3.2%

ACE Securities Corp. Home Equity Loan Trust
1.948% due 06/25/2034 •		89	88

Argent Mortgage Loan Trust
0.628% due 05/25/2035 •		657	607

Argent Securities Trust
0.298% due 07/25/2036 •		472	418

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	755	923

California Street CLO Ltd.
1.267% due 10/15/2025 •		$644	645

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •		$1,611	$1,621

Countrywide Asset-Backed Certificates
0.288% due 05/25/2035 •		502	481
0.398% due 03/25/2037 •		700	657

Dryden Senior Loan Fund
1.137% due 10/15/2027 •		1,346	1,343

First Franklin Mortgage Loan Trust
0.853% due 11/25/2036 •		1,600	1,494

Fremont Home Loan Trust
0.283% due 10/25/2036 •		925	845
0.298% due 10/25/2036 •		2,286	1,231

Halcyon Loan Advisors Funding Ltd.
1.138% due 04/20/2027 •		209	208

IndyMac Mortgage Loan Trust
0.218% due 07/25/2036 •		977	387

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		607	507

Lehman XS Trust
0.468% due 05/25/2036 •		718	759
4.480% due 06/25/2036 þ		766	789

Long Beach Mortgage Loan Trust
0.748% due 01/25/2036 •		1,396	1,251

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	300	365

Marlette Funding Trust
2.690% due 09/17/2029		$55	55

Morgan Stanley ABS Capital, Inc. Trust
1.123% due 07/25/2035 •		23	24

Mountain View CLO Ltd.
1.037% due 10/15/2026 •		197	196

Sound Point CLO Ltd.
1.359% due 01/23/2029 •		2,900	2,897

Sudbury Mill CLO Ltd.
1.368% due 01/17/2026 •		352	352

THL Credit Wind River CLO Ltd.
1.117% due 01/15/2026 •		41	41

Tralee CLO Ltd.
1.248% due 10/20/2027 •		513	511

Venture CLO Ltd.
1.117% due 07/15/2027 •		585	583

Total Asset-Backed Securities (Cost $18,639)			19,278

SOVEREIGN ISSUES 11.6%

Argentina Government International Bond
0.125% due 07/09/2030 þ		441	177
0.125% due 07/09/2035 þ		289	104
1.000% due 08/05/2021 (d)	ARS	978	7
15.500% due 10/17/2026		10,280	24
34.109% (BADLARPP) due 10/04/2022 ~		3,700	24
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~		2,035	13

Autonomous City of Buenos Aires Argentina
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~		3,390	22

China Development Bank
3.340% due 07/14/2025	CNY	224,000	34,442

Dominican Republic International Bond
9.750% due 06/05/2026	DOP	37,300	691

Italy Buoni Poliennali Del Tesoro
0.500% due 02/01/2026	EUR	9,400	11,780

Peru Government International Bond
5.400% due 08/12/2034	PEN	2,700	817
6.350% due 08/12/2028		7,800	2,739
8.200% due 08/12/2026		9,100	3,414

Qatar Government International Bond
3.875% due 04/23/2023		$1,400	1,506

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	164,700	13,298

Total Sovereign Issues (Cost $67,831)			69,058

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(e)		420,000	$476

Total Preferred Securities (Cost $420)			476

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

Gaming and Leisure Properties, Inc.		19	1

Total Real Estate Investment Trusts (Cost $1)			1

SHORT-TERM INSTRUMENTS 13.2%

REPURCHASE AGREEMENTS (g) 2.5%
			14,912

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
(3.480)% due 09/13/2021 (b)(c)	ARS	19,552	142

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 5.0%
(0.088)% due 03/15/2021 (b)(c)	JPY	3,112,000	$30,145

U.S. TREASURY BILLS 5.7%
0.116% due 01/07/2021 - 04/29/2021 (a)(b)(i)(k)		$34,094	34,089

Total Short-Term Instruments (Cost $79,007)			79,288

Total Investments in Securities (Cost $228,394)			234,861

		SHARES
INVESTMENTS IN AFFILIATES 54.9%

MUTUAL FUNDS (f) 30.2%

PIMCO Investment Grade Credit Bond Fund		7,488,438	84,544

PIMCO Mortgage Opportunities and Bond Fund		8,698,969	95,515

Total Mutual Funds (Cost $173,527)			180,059

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 24.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.7%

PIMCO Short Asset Portfolio	2,905,425	$29,127

PIMCO Short-Term Floating NAV Portfolio III	11,981,574	118,150

Total Short-Term Instruments (Cost $146,943)		147,277

Total Investments in Affiliates (Cost $320,470)		327,336

Total Investments 94.2% (Cost $548,864)		$562,197

Financial Derivative Instruments (h)(j) 0.8% (Cost or Premiums, net $3,026)		4,859

Other Assets and Liabilities, net 5.0%		29,551

Net Assets 100.0%		$596,607

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	12/31/2020	01/04/2021	$753	U.S. Treasury Bills 0.000% due 12/30/2021	$(768)	$753	$753
JPS	0.080	12/23/2020	01/06/2021	5,329	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2030	(5,359)	5,329	5,329
SAL	0.080	12/31/2020	01/04/2021	8,400	U.S. Treasury Bonds 4.625% due 02/15/2040	(8,664)	8,400	8,400
SSB	0.000	12/31/2020	01/04/2021	430	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(439)	430	430

Total Repurchase Agreements						$(15,230)	$14,912	$14,912

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Treasury Obligations (0.9)%
U.S. Treasury Inflation Protected Securities	0.125%	07/15/2030	$4,773	$(5,318)	$(5,360)

Total Short Sales (0.9)%				$(5,318)	$(5,360)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$753	$0	$0	$0	$753	$(768)	$(15)
JPS	5,329	0	0	0	5,329	(5,359)	(30)
SAL	8,400	0	0	0	8,400	(8,664)	(264)
SSB	430	0	0	0	430	(439)	(9)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(5,360)	(5,360)	0	(5,360)

Total Borrowings and Other Financing Transactions	$14,912	$0	$0	$(5,360)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	Payable for short sales includes $3 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(27) at a weighted average interest rate of 0.091%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Arabica Coffee July Futures	07/2021	4	$198	$5	$4	$0
Australia Government 3-Year Note March Futures	03/2021	1	91	0	0	0
Australia Government 10-Year Bond March Futures	03/2021	164	18,615	42	15	(23)
Cocoa March Futures	03/2021	8	208	8	1	0
Copper March Futures	03/2021	6	528	26	0	(4)
Corn July Futures	07/2021	20	480	43	8	0
Cotton No. 2 July Futures	07/2021	7	277	7	0	0
Cotton No. 2 March Futures	03/2021	4	156	7	0	0
DAX Index March Futures	03/2021	17	7,137	340	0	(9)
E-mini NASDAQ 100 Index March Futures	03/2021	8	2,062	73	7	0
E-mini S&P 500 Index March Futures	03/2021	1,195	223,991	5,389	1,470	0
Euro STOXX 50 March Futures	03/2021	135	5,855	62	0	(28)
Euro STOXX 600 March Futures	03/2021	2,006	48,829	770	0	(184)
FTSE 100 Index March Futures	03/2021	14	1,229	(26)	0	(27)
FTSE/MIB Index March Futures	03/2021	1	135	3	0	0
Gold 100 oz. April Futures	04/2021	3	570	9	1	0
Gold 100 oz. February Futures	02/2021	36	6,822	292	6	0
Hard Red Winter Wheat July Futures	07/2021	9	273	13	1	0
IBEX 35 Index January Futures	01/2021	1	99	1	0	(1)
Iron Ore March Futures	03/2021	41	629	47	3	0
Lean Hogs June Futures	06/2021	3	99	4	1	0
Live Cattle April Futures	04/2021	6	286	6	2	0
Mini MSCI Emerging Markets Index March Futures	03/2021	110	7,085	202	0	(11)
Natural Gas July Futures	06/2021	10	269	(6)	8	0
Nickel March Futures	03/2021	6	598	(21)	2	(23)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Nikkei 225 Yen-denominated March Futures	03/2021	178	$23,712	$611	$600	$(66)
Platinum April Futures	04/2021	13	701	21	0	0
RBOB Gasoline June Futures	05/2021	11	709	23	3	0
S&P/Toronto Stock Exchange 60 March Futures	03/2021	71	11,478	(99)	0	(86)
Silver March Futures	03/2021	1	132	9	0	(1)
Soybean July Futures	07/2021	3	195	14	1	0
Soybean March Futures	03/2021	13	852	101	7	0
Soybean Meal July Futures	07/2021	6	252	16	0	0
Soybean Meal March Futures	03/2021	36	1,546	150	6	0
Soybean Oil July Futures	07/2021	11	270	16	2	0
SPI 200 Index March Futures	03/2021	154	19,403	(38)	0	(294)
Sugar No. 11 July Futures	06/2021	17	270	13	3	0
Sugar No. 11 March Futures	02/2021	5	87	6	1	0
Topix Index March Futures	03/2021	137	23,942	658	438	(146)
U.S. Treasury 10-Year Note March Futures	03/2021	667	92,098	120	93	0
U.S. Treasury 30-Year Bond March Futures	03/2021	1	173	(2)	0	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2021	25	5,339	(104)	19	0
WTI Crude June Futures	05/2021	1	49	1	0	0
Zinc March Futures	03/2021	3	206	(5)	0	(5)

				$8,807	$2,702	$(908)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum March Futures	03/2021	3	$(148)	$1	$1	$0
Arabica Coffee March Futures	03/2021	7	(337)	(29)	0	(7)
CAC 40 Index January Futures	01/2021	1	(68)	0	1	0
Canada Government 10-Year Bond March Futures	03/2021	7	(820)	(8)	0	(2)
Corn March Futures	03/2021	51	(1,234)	(154)	0	(24)
Euro-Bobl March Futures	03/2021	79	(13,046)	9	2	0
Euro-BTP Italy Government Bond March Futures	03/2021	7	(1,300)	(6)	0	(1)
Euro-Bund 10-Year Bond March Futures	03/2021	125	(27,127)	6	7	(1)
Gas Oil June Futures	06/2021	13	(557)	(2)	5	0
Hard Red Winter Wheat March Futures	03/2021	10	(302)	(22)	0	(1)
Japan Government 10-Year Bond March Futures	03/2021	1	(1,471)	1	0	0
Lean Hogs April Futures	04/2021	19	(549)	(16)	0	(9)
Natural Gas March Futures	02/2021	38	(960)	49	0	(39)
OMX Stockholm 30 Index January Futures	01/2021	1	(23)	0	0	0
Soybean Oil March Futures	03/2021	4	(102)	(12)	0	(1)
U.S. Treasury 2-Year Note March Futures	03/2021	250	(55,244)	(56)	0	(6)
U.S. Treasury 5-Year Note March Futures	03/2021	292	(36,840)	(80)	0	(14)
United Kingdom Long Gilt March Futures	03/2021	94	(17,423)	(108)	0	(30)
Wheat March Futures	03/2021	20	(641)	(36)	0	0

				$(463)	$16	$(135)

Total Futures Contracts				$8,344	$2,718	$(1,043)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
iTraxx Crossover 34 05-Year Index	(5.000)%	Quarterly	12/20/2025	EUR	100	$(9)	$(6)	$(15)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	5.000%	Quarterly	12/20/2025	$	100	$5	$5	$10	$1	$0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		100	2	0	2	0	0
iTraxx Europe Main 34 05-Year Index	1.000	Quarterly	12/20/2025	EUR	1,400	46	(1)	45	0	0

						$53	$4	$57	$1	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.080%	Annual	01/20/2023	GBP	48,600	$(17)	$(14)	$(31)	$28	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.030	Annual	01/20/2026		62,800	114	(6)	108	0	(83)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.120	Annual	01/20/2031		2,900	53	(38)	15	0	(9)
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	01/20/2051		8,900	(331)	140	(191)	93	0
Pay	1-Day INR-MIBOR Compounded-OIS	4.531	Semi-Annual	12/16/2025	INR	482,400	35	(57)	(22)	3	0
Pay	1-Day INR-MIBOR Compounded-OIS	4.561	Semi-Annual	12/16/2025		15,900	0	0	0	0	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	50,700	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		36,400	0	(3)	(3)	0	0
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022		3,800	0	0	0	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		11,700	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		17,400	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		11,200	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	3.290	Maturity	01/03/2022		280,600	0	337	337	0	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		29,500	(46)	0	(46)	0	0
Receive	1-Year BRL-CDI	5.850	Maturity	01/02/2025		10,900	0	(28)	(28)	0	0
Receive	1-Year BRL-CDI	6.350	Maturity	01/02/2025		30,100	0	(183)	(183)	0	0
Pay	1-Year BRL-CDI	6.390	Maturity	01/02/2025		61,000	0	425	425	1	0
Pay	3-Month CAD-Bank Bill	0.000	Semi-Annual	07/07/2022	CAD	10,600	(2)	2	0	0	0
Receive(5)	3-Month CAD-Bank Bill	0.550	Semi-Annual	01/20/2023		43,600	20	(43)	(23)	2	0
Pay(5)	3-Month CAD-Bank Bill	0.800	Semi-Annual	01/20/2026		52,000	(204)	172	(32)	42	0
Receive(5)	3-Month CAD-Bank Bill	1.130	Semi-Annual	01/20/2031		16,700	48	55	103	0	(49)
Receive(5)	3-Month CAD-Bank Bill	1.530	Semi-Annual	01/20/2051		400	14	(5)	9	0	(4)
Receive	3-Month CNY-CNREPOFIX	2.655	Quarterly	12/16/2025	CNY	84,000	8	(14)	(6)	0	(8)
Pay	3-Month COP-IBR Compounded-OIS	3.195	Quarterly	10/02/2025	COP	9,590,000	0	30	30	1	0
Pay	3-Month COP-IBR Compounded-OIS	2.955	Quarterly	11/12/2025		14,014,800	0	(15)	(15)	2	0
Receive	3-Month COP-IBR Compounded-OIS	3.205	Quarterly	12/11/2025		9,590,000	0	(17)	(17)	0	(1)
Pay	3-Month KRW-KORIBOR	0.939	Quarterly	12/16/2025	KRW	14,372,200	(35)	(76)	(111)	3	0
Pay(5)	3-Month USD-LIBOR	0.240	Semi-Annual	01/20/2023	$	102,900	(8)	101	93	6	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		6,400	(299)	46	(253)	0	(3)
Receive(5)	3-Month USD-LIBOR	0.440	Semi-Annual	01/20/2026		68,600	120	(117)	3	0	(30)
Receive	3-Month USD-LIBOR	0.000	Semi-Annual	07/09/2030		2,400	(8)	8	0	1	(2)
Pay(5)	3-Month USD-LIBOR	0.830	Semi-Annual	01/20/2031		4,800	(53)	2	(51)	6	0
Pay(5)	3-Month USD-LIBOR	1.220	Semi-Annual	01/20/2051		3,400	(104)	(67)	(171)	11	0
Pay	3-Month ZAR-JIBAR	4.970	Quarterly	09/30/2025	ZAR	192,600	(9)	199	190	50	0
Receive	6-Month CLP-CHILIBOR	1.300	Semi-Annual	10/02/2025	CLP	2,685,000	0	15	15	2	0
Pay	6-Month CLP-CHILIBOR	1.340	Semi-Annual	11/12/2025		1,825,100	0	(12)	(12)	0	(1)
Pay	6-Month CLP-CHILIBOR	1.625	Semi-Annual	12/11/2025		5,500,000	0	58	58	0	(4)
Receive	6-Month CZK-PRIBOR	0.665	Annual	09/22/2025	CZK	58,700	(10)	61	51	3	0
Pay(5)	6-Month EUR-EURIBOR	0.540	Annual	01/20/2023	EUR	36,100	(22)	2	(20)	0	(1)
Receive(5)	6-Month EUR-EURIBOR	0.480	Annual	01/20/2026		19,700	43	(9)	34	1	0
Pay(5)	6-Month EUR-EURIBOR	0.280	Annual	01/20/2031		19,100	(82)	20	(62)	4	0
Receive(5)	6-Month EUR-EURIBOR	0.070	Annual	01/20/2051		5,600	78	24	102	0	(3)
Receive	6-Month HUF-BBR	1.410	Annual	10/02/2025	HUF	6,035,900	(96)	(293)	(389)	0	(7)
Receive	6-Month PLN-WIBOR	0.585	Annual	09/22/2025	PLN	44,900	(57)	36	(21)	0	(69)
Pay	6-Month SGD-SOR	0.490	Semi-Annual	12/16/2025	SGD	1,600	0	3	3	2	0
Receive	6-Month SGD-SOR	0.534	Semi-Annual	12/16/2025		6,400	0	(23)	(23)	0	(7)
Pay	28-Day MXN-TIIE	6.570	Lunar	12/31/2024	MXN	258,200	880	105	985	5	0
Pay	28-Day MXN-TIIE	6.620	Lunar	01/02/2025		255,800	896	104	1,000	5	0
Receive	28-Day MXN-TIIE	5.615	Lunar	04/23/2025		8,500	(14)	(3)	(17)	0	0
Receive	28-Day MXN-TIIE	5.520	Lunar	04/24/2025		46,800	(68)	(19)	(87)	0	(1)
Receive	28-Day MXN-TIIE	5.505	Lunar	04/28/2025		8,000	(11)	(4)	(15)	0	0
Receive	28-Day MXN-TIIE	5.507	Lunar	04/29/2025		16,600	(24)	(6)	(30)	0	0
Receive	28-Day MXN-TIIE	5.030	Lunar	05/05/2025		47,900	(22)	(18)	(40)	0	(1)
Receive	28-Day MXN-TIIE	5.150	Lunar	05/08/2025		254,300	(179)	(97)	(276)	0	(4)
Receive	28-Day MXN-TIIE	5.205	Lunar	05/21/2025		109,800	(89)	(44)	(133)	0	(2)
Pay	28-Day MXN-TIIE	4.925	Lunar	11/03/2025		27,000	0	15	15	1	0

							$519	$745	$1,264	$272	$(289)

Total Swap Agreements							$563	$743	$1,306	$273	$(289)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,726	$273	$2,999	$0	$(1,043)	$(289)	$(1,332)

(i)

Securities with an aggregate market value of $868 and cash of $31,251 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin Asset of $8 for closed future agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021	CZK	930		$40	$0	$(3)
	01/2021	JPY	62,297		598	0	(5)
	01/2021	PLN	111		29	0	(1)
	02/2021	EUR	9,428		11,178	0	(352)
	02/2021		$1,742	CHF	1,540	0	0
	02/2021		2,134	EUR	1,762	20	0
	02/2021		733	JPY	75,500	0	(1)
	02/2021		11,436	NOK	101,225	368	0
	03/2021	INR	26,910		$358	0	(8)
	03/2021	THB	4,217		139	0	(1)

BPS	01/2021	GBP	2,123		2,835	0	(68)
	01/2021	MXN	3,202		159	0	(2)
	01/2021	PLN	38		10	0	0
	01/2021		$2,808	AUD	3,817	135	0
	01/2021	ZAR	2,286		$145	0	(10)
	02/2021	DKK	21,076		3,364	0	(98)
	02/2021		$808	EUR	659	0	(2)
	03/2021	KRW	640,548		$579	0	(10)
	03/2021		$1,216	HKD	9,423	0	0

BRC	01/2021		2,955	GBP	2,200	54	0
	02/2021	CZK	920		$41	0	(1)

CBK	01/2021	BRL	8,577		1,607	0	(44)
	01/2021	MXN	1,578		77	0	(2)
	01/2021		$1,695	BRL	8,577	0	(44)
	01/2021		5,705	HUF	1,749,254	188	0
	01/2021		24	PLN	89	0	0
	01/2021	ZAR	1,106		$71	0	(5)
	02/2021	BRL	8,577		1,694	44	0
	02/2021	DKK	22,114		3,543	0	(89)
	02/2021	EUR	8,826		10,626	10	(177)
	02/2021	NOK	2,535		269	0	(26)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2021	PEN	9,534		$2,661	$27	$0
	03/2021	CNH	5,012		756	0	(11)
	03/2021	PEN	28,113		7,853	85	0
	05/2021		$8,272	PEN	29,791	0	(45)

DUB	02/2021	PEN	2,934		$816	5	0

GLM	01/2021		$1,790	JPY	185,270	4	0
	01/2021		6,374	NZD	9,075	156	0
	02/2021	DKK	17,091		$2,742	0	(66)
	02/2021	JPY	185,270		1,791	0	(4)
	02/2021	RUB	4,463		59	0	(2)
	02/2021		$335	DKK	2,030	0	(2)
	03/2021	DOP	36,892		$620	0	(9)
	03/2021	JPY	3,112,000		29,926	0	(237)
	03/2021	PEN	7,606		2,122	21	0
	03/2021		$1	MYR	4	0	0
	04/2021	COP	545,748		$148	0	(11)

HUS	01/2021	PLN	93		24	0	(1)
	01/2021		$6,077	SEK	51,700	207	0
	01/2021	ZAR	1,469		$93	0	(6)
	02/2021	CAD	3,905		2,981	0	(88)
	02/2021	EUR	5,607		6,828	0	(29)
	02/2021	ILS	723		212	0	(13)
	02/2021	RUB	2,973		40	0	0
	02/2021		$2,741	CAD	3,553	51	0
	02/2021		902	EUR	738	1	0
	02/2021		4	ILS	12	0	0
	02/2021		46,295	JPY	4,858,947	787	0
	02/2021		489	NOK	4,440	29	0
	03/2021	CNH	151,834		$23,116	0	(123)
	03/2021	CNY	74,523		11,335	0	(49)
	03/2021	PEN	7,364		2,051	17	0
	03/2021		$1,138	CNY	7,550	15	0
	03/2021		898	SGD	1,204	13	0

IND	02/2021	CZK	289		$13	0	0

JPM	01/2021	CLP	183,545		233	0	(25)
	01/2021		$2,132	AUD	2,898	102	0
	03/2021	PHP	48		$1	0	0
	03/2021		$1	IDR	14,208	0	0

MYI	01/2021	GBP	3,081		$4,147	0	(67)
	02/2021	CHF	4,974		5,452	0	(174)

RBC	02/2021		$590	EUR	481	0	(2)
	03/2021	TWD	20,702		$737	0	(9)

SCX	01/2021	HUF	124,478		407	0	(12)
	01/2021		$1,247	AUD	1,692	58	0
	01/2021		373	ZAR	5,485	0	(1)
	01/2021	ZAR	100,958		$6,662	0	(191)
	02/2021	JPY	150,800		1,447	0	(15)
	02/2021		$7,197	CHF	6,502	157	0
	02/2021		575	ILS	1,976	40	0
	02/2021		693	JPY	72,100	6	0

SSB	01/2021		722	SEK	6,070	16	0
	01/2021	ZAR	96,663		$6,361	0	(200)

TOR	01/2021	JPY	122,973		1,179	0	(12)

UAG	01/2021		$4,187	AUD	5,694	204	0
	01/2021		7,373	MXN	146,980	1	(1)
	02/2021	CZK	458		$21	0	(1)
	02/2021	DKK	26,366		4,221	0	(109)
	02/2021	RUB	9,826		129	0	(3)
	02/2021		$69,477	EUR	58,669	2,271	0
	03/2021		1	TRY	8	0	0

Total Forward Foreign Currency Contracts						$5,092	$(2,467)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	21

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC USD versus MXN	MXN	20.000	12/03/2021	7,400	$262	$255
	Put - OTC USD versus RUB	RUB	75.000	12/03/2021	7,400	325	302
	Put - OTC USD versus ZAR	ZAR	15.200	12/03/2021	7,400	325	434

JPM	Call - OTC AUD versus USD	$	0.765	02/24/2021	15,600	160	244

MYI	Put - OTC USD versus BRL	BRL	5.000	12/03/2021	7,400	354	284

						$1,426	$1,519

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	53,400	$2,114	$0

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	42,550	1,811	0

							$3,925	$0

Total Purchased Options							$5,351	$1,519

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus MXN	MXN	17.750	12/03/2021	7,400	$(42)	$(41)
	Call - OTC USD versus MXN		22.500	12/03/2021	7,400	(218)	(200)
	Put - OTC USD versus RUB	RUB	68.250	12/03/2021	7,400	(93)	(77)
	Call - OTC USD versus RUB		85.000	12/03/2021	7,400	(232)	(214)
	Put - OTC USD versus ZAR	ZAR	13.750	12/03/2021	7,400	(96)	(133)
	Call - OTC USD versus ZAR		17.500	12/03/2021	7,400	(239)	(174)

JPM	Put - OTC USD versus KRW	KRW	1,095.000	02/24/2021	11,946	(154)	(194)

MYI	Put - OTC USD versus BRL	BRL	4.300	12/03/2021	7,400	(63)	(43)
	Call - OTC USD versus BRL		5.750	12/03/2021	7,400	(308)	(298)

						$(1,445)	$(1,374)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	5,600	$(255)	$(5)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	1,100	(7)	0

						$(262)	$(5)

Total Written Options						$(1,707)	$(1,379)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	2,200	$(65)	$94	$29	$0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		11,098	(685)	835	150	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		9,600	(317)	442	125	0

SAL	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		1,600	(4)	17	13	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,800	(110)	159	49	0

							$(1,181)	$1,547	$366	$0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month ILS-TELBOR	0.250%	Annual	10/02/2025	ILS	61,800	$0	$(32)	$0	$(32)

CBK	Pay	3-Month KRW-KORIBOR	1.430	Quarterly	07/01/2029	KRW	100	0	0	0	0

GLM	Receive	3-Month ILS-TELBOR	0.250	Annual	12/10/2025	ILS	8,700	0	(2)	0	(2)
	Pay	3-Month MYR-KLIBOR	2.053	Quarterly	12/16/2025	MYR	5,100	0	(4)	0	(4)

MYC	Pay	3-Month MYR-KLIBOR	2.188	Quarterly	12/16/2025		21,000	0	16	16	0
	Pay	6-Month THB-THBFIX	0.715	Semi-Annual	12/16/2025	THB	5,100	0	1	1	0
	Pay	6-Month THB-THBFIX	0.768	Semi-Annual	12/16/2025		249,900	0	56	56	0

								$0	$35	$73	$(38)

TOTAL RETURN SWAPS ON COMMODITY, EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.239% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/21/2021	$	100	$0	$1	$1	$0

FBF	Pay	Swiss Market Index	10	0.000% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/19/2021	CHF	103	0	(4)	0	(4)

GST	Receive	CMDSKEWLS Index	13,640	0.250%	Monthly	02/16/2021	$	2,387	0	22	22	0

JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.239% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2021		100	0	1	1	0
	Receive	JPPMRFL Index(7)	130,149	0.414% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/03/2021		39,256	0	(14)	0	(14)
	Receive(5)	JMABFNJ2 Index «	21,233	0.000%	Monthly	12/31/2021		1,909	0	0	0	0

									$0	$6	$24	$(18)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.425%	Maturity	11/05/2021	$	57	$0	$14	$14	$0

JPM	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.350	Maturity	11/24/2021		57	0	6	6	0

								$0	$20	$20	$0

Total Swap Agreements								$(1,181)	$1,608	$483	$(56)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$388	$991	$0	$1,379	$(371)	$(839)	$(32)	$(1,242)	$137	$0	$137
BPS	135	0	0	135	(190)	0	0	(190)	(55)	0	(55)
BRC	54	0	1	55	(1)	0	0	(1)	54	0	54
CBK	354	0	0	354	(443)	0	0	(443)	(89)	261	172
DUB	5	0	14	19	0	0	0	0	19	(50)	(31)
FBF	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
GLM	181	0	0	181	(331)	(5)	(6)	(342)	(161)	(10)	(171)
GST	0	0	201	201	0	0	0	0	201	(260)	(59)
HUS	1,120	0	0	1,120	(309)	0	0	(309)	811	(910)	(99)
JPM	102	244	7	353	(25)	(194)	(14)	(233)	120	(1,680)	(1,560)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	23

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
MYC	$0	$0	$198	$198	$0	$0	$0	$0	$198	$(131)	$67
MYI	0	284	0	284	(241)	(341)	0	(582)	(298)	300	2
RBC	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
SAL	0	0	13	13	0	0	0	0	13	0	13
SCX	261	0	0	261	(219)	0	0	(219)	42	0	42
SSB	16	0	0	16	(200)	0	0	(200)	(184)	0	(184)
TOR	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
UAG	2,476	0	49	2,525	(114)	0	0	(114)	2,411	(2,810)	(399)

Total Over the Counter	$5,092	$1,519	$483	$7,094	$(2,467)	$(1,379)	$(56)	$(3,902)

(k)

Securities with an aggregate market value of $561 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(7)	The following table represents the top 50 individual positions and related values within the total return basket swap as of December 31, 2020:

Referenced Entity	% of Index	Value
Industrials
Caterpillar, Inc.	1.9%	$746
CH Robinson Worldwide, Inc.	1.8	707
Cummins, Inc.	1.7	667
Deere & Co	2.0	785
Eaton Corp. PLC	1.9	746
Emerson Electric Co.	2.0	785
Fastenal Co.	1.9	746
Fortive Corp	1.9	746
HEICO Corp	1.2	471
Honeywell International, Inc.	2.1	824
Ingersoll-Rand PLC	2.2	864
Jacobs Engineering Group, Inc.	1.8	707
Knight-Swift Transportation Holdings, Inc.	1.9	746
Masco Corp.	1.7	667
Old Dominion Freight Line, Inc.	1.7	667
Parker-Hannifin Corp.	2.1	824
Rockwell Automation, Inc	1.7	667
Roper Technologies, Inc.	1.9	746
Union Pacific Corp.	2.0	785
United Rentals, Inc.	2.0	785
Werner Enterprises, Inc.	0.9	353
XPO Logistics, Inc.	2.2	864
Other Industrials×	2.8	1,099

Total Industrials		$16,998

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Referenced Entity	% of Index	Value
Information Technology
Analog Devices, Inc.	0.9%	$353
Applied Materials, Inc.	1.0	393
ASML Holding NV	0.9	353
Broadcom, Inc.	0.9	353
KLA Corp.	0.9	353
Lam Research Corp.	1.0	393
Microchip Technology Inc.	0.9	353
Micron Technology, Inc.	1.1	432
ON Semiconductor Corp.	1.0	393
PTC, Inc.	1.0	393
Qorvo, Inc.	0.9	353
Taiwan Semiconductor Manufacturing Company Ltd.	0.9	353
Teradyne, Inc.	0.9	353
Trimble, Inc.	0.9	353
Zebra Technologies Corp	0.9	353
Other Information Technology×	7.5	2,944

Total Information Technology		$8,478

Referenced Entity	% of Index	Value
Materials
Air Products & Chemicals Inc	2.2%	$864
BHP Group Ltd.	2.8	1,099
Dow Inc	2.7	1,060
Freeport-McMoRan, Inc.	3.3	1,295
Linde PLC	2.7	1,060
LyondellBasell Industries NV ‘A’	3.0	1,178
Martin Marietta Materials Inc.	2.4	942
Nucor Corp.	2.4	942
Rio Tinto PLC	3.0	1,178
Sherwin-Williams Co/The	2.4	942
Steel Dynamics, Inc.	1.5	589
Vale SA	3.6	1,413
Vulcan Materials Company	2.3	903
Other Materials×	0.8	314

Total Materials		$13,780

Total Value		$39,256

×	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of December 31, 2020.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$66	$0	$2,516	$0	$144	$2,726
Swap Agreements	4	1	4	0	264	273

	$70	$1	$2,520	$0	$408	$2,999

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,092	$0	$5,092
Purchased Options	0	0	0	1,519	0	1,519
Swap Agreements	22	366	0	20	75	483

	$22	$366	$0	$6,631	$75	$7,094

	$92	$367	$2,520	$6,631	$483	$10,093

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$114	$0	$852	$0	$77	$1,043
Swap Agreements	0	0	0	0	289	289

	$114	$0	$852	$0	$366	$1,332

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,467	$0	$2,467
Written Options	0	0	0	1,374	5	1,379
Swap Agreements	0	0	18	0	38	56

	$0	$0	$18	$3,841	$43	$3,902

	$114	$0	$870	$3,841	$409	$5,234

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	25

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)	December 31, 2020

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,031	$0	$(22)	$1,009
Written Options	0	0	(2,131)	0	0	(2,131)
Futures	244	0	41,589	0	8,822	50,655
Swap Agreements	0	(1,421)	0	0	3,583	2,162

	$244	$(1,421)	$40,489	$0	$12,383	$51,695

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,567	$0	$8,567
Purchased Options	0	0	(100)	(210)	100	(210)
Written Options	0	152	0	457	659	1,268
Swap Agreements	(1,238)	1,420	12,325	0	328	12,835

	$(1,238)	$1,572	$12,225	$8,814	$1,087	$22,460

	$(994)	$151	$52,714	$8,814	$13,470	$74,155

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$903	$0	$4	$907
Written Options	0	0	(730)	0	0	(730)
Futures	746	0	6,875	0	1,616	9,237
Swap Agreements	0	(309)	0	0	(877)	(1,186)

	$746	$(309)	$7,048	$0	$743	$8,228

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,523	$0	$1,523
Purchased Options	0	0	100	93	(107)	86
Written Options	0	(12)	0	109	(344)	(247)
Swap Agreements	(257)	(1,239)	(5,184)	20	121	(6,539)

	$(257)	$(1,251)	$(5,084)	$1,745	$(330)	$(5,177)

	$489	$(1,560)	$1,964	$1,745	$413	$3,051

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$35,438	$0	$35,438
Industrials	0	9,711	0	9,711
Utilities	0	1,103	0	1,103
Convertible Bonds & Notes
Industrials	0	0	1,251	1,251
U.S. Government Agencies	0	1,015	0	1,015
U.S. Treasury Obligations	0	9,379	0	9,379
Non-Agency Mortgage-Backed Securities	0	8,863	0	8,863
Asset-Backed Securities	0	19,278	0	19,278
Sovereign Issues	0	69,058	0	69,058
Preferred Securities
Banking & Finance	0	476	0	476
Real Estate Investment Trusts
Real Estate	1	0	0	1
Short-Term Instruments
Repurchase Agreements	0	14,912	0	14,912
Argentina Treasury Bills	0	142	0	142
Japan Treasury Bills	0	30,145	0	30,145
U.S. Treasury Bills	0	34,089	0	34,089

	$1	$233,609	$1,251	$234,861

Investments in Affiliates, at Value
Mutual Funds	$180,059	$0	$0	$180,059
Short-Term Instruments
Central Funds Used for Cash Management Purposes	147,277	0	0	147,277

	$327,336	$0	$0	$327,336

Total Investments	$327,337	$233,609	$1,251	$562,197

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(5,360)	$0	$(5,360)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,718	273	0	2,991
Over the counter	0	7,094	0	7,094

	$2,718	$7,367	$0	$10,085

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,043)	(289)	0	(1,332)
Over the counter	0	(3,902)	0	(3,902)

	$(1,043)	$(4,191)	$0	$(5,234)

Total Financial Derivative Instruments	$1,675	$3,176	$0	$4,851

Totals	$329,012	$231,425	$1,251	$561,688

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	December 31, 2020

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Managed Asset Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar

ANNUAL REPORT	|	DECEMBER 31, 2020	27

Notes to Financial Statements	(Cont.)

equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value

ANNUAL REPORT	|	DECEMBER 31, 2020	29

Notes to Financial Statements	(Cont.)

or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an

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indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Notes to Financial Statements	(Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Investment Grade Credit Bond Fund	$0	$82,696	$(4,600)	$205	$6,243	$84,544	$1,951	$328

PIMCO Mortgage Opportunities and Bond Fund	90,572	3,727	0	0	1,216	95,515	3,694	0

PIMCO Short Asset Portfolio	0	29,054	0	0	73	29,127	125	0

PIMCO Short-Term Floating NAV Portfolio III	112,748	607,843	(601,930)	(761)	250	118,150	1,143	0

Totals	$203,320	$723,320	$(606,530)	$(556)	$7,782	$327,336	$6,913	$328

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured

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Notes to Financial Statements	(Cont.)

into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by

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the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the

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Notes to Financial Statements	(Cont.)

“Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation

(depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated

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Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features.

Barrier Options are generally traded OTC. The Portfolio may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index

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Notes to Financial Statements	(Cont.)

Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Notes to Financial Statements	(Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level

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agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not

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Notes to Financial Statements	(Cont.)

correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative

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instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the GMAA Subsidiary, the Portfolio is indirectly exposed to the risks associated with the GMAA Subsidiary’s investments. The GMAA Subsidiary is not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of the GMAA Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention

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Notes to Financial Statements	(Cont.)

may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.90%	0.05%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

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Notes to Financial Statements	(Cont.)

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2020, the amount was $382.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also indirectly pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

PIMCO has contractually agreed, through May 1, 2021, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying PIMCO Fund

46	PIMCO VARIABLE INSURANCE TRUST

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Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2020, the amount was $851,074.

PIMCO Cayman Commodity Portfolio II, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2020, the amount was $290,394. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$995,381	$1,129,417	$172,324	$77,882

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	4	$30	0	$0

Administrative Class	109	1,249	35	419

Advisor Class	1,198	12,303	672	8,085
Issued as reinvestment of distributions

Institutional Class	17	193	4	44

Administrative Class	1,267	14,053	274	3,292

Advisor Class	3,766	42,006	760	9,166
Cost of shares redeemed

Institutional Class	(89)	(1,081)	(1)	(6)

Administrative Class	(2,103)	(25,318)	(2,175)	(25,939)

Advisor Class	(6,119)	(73,802)	(6,189)	(74,334)

Net increase (decrease) resulting from Portfolio share transactions	(1,950)	$(30,367)	(6,620)	$(79,273)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 87% of the Portfolio. One of the shareholders is a related party of the Portfolio and comprises 22% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary on January 14, 2009, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 7.2% of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax

48	PIMCO VARIABLE INSURANCE TRUST

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authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Portfolio is treated as qualifying dividends; and (iii) that income inclusion by the Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Global Managed Asset Allocation Portfolio	$0	$33,117	$39,527	$8,525	$(4)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, hyper inflationary mark to market, and Controlled Foreign Corporation basis adjustment.

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Notes to Financial Statements	(Cont.)	December 31, 2020

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Managed Asset Allocation Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Global Managed Asset Allocation Portfolio	$560,838	$18,345	$(9,503)	$8,842

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, hyper inflationary mark to market, and Controlled Foreign Corporation basis adjustment.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Global Managed Asset Allocation Portfolio	$0	$45,352	$10,900	$0	$0	$12,502	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

50	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Managed Asset Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Global Managed Asset Allocation Portfolio and its subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related consolidated statement of operations for the year ended December 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights (consolidated) for each of the five years in the period ended December 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	|	DECEMBER 31, 2020	51

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NZD	New Zealand Dollar

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	HKD	Hong Kong Dollar	PHP	Philippine Peso

CAD	Canadian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty

CHF	Swiss Franc	IDR	Indonesian Rupiah	RUB	Russian Ruble

CLP	Chilean Peso	ILS	Israeli Shekel	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	SGD	Singapore Dollar

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	THB	Thai Baht

COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira

CZK	Czech Koruna	MXN	Mexican Peso	TWD	Taiwanese Dollar

DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DOP	Dominican Peso	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:

FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NASDAQ	National Asscociation of Securities Dealers Automated Quotations

CAC	Cotation Assistée en Continu	DAX	Deutscher Aktien Index 30	OMX	Stockholm 30 Index

CDX.HY	Credit Derivatives Index - High Yield	FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	S&P 500	Standard & Poor’s 500 Index

CDX.IG	Credit Derivatives Index - Investment Grade	IBEX 35	Spanish Continuous Exchange Index	SONIO	Sterling Overnight Interbank Average Rate

CMBX	Commercial Mortgage-Backed Index	IBR	Indicador Bancario de Referencia	SPI 200	Australian Equity Futures Index

CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	JMABFNJ	J.P. Morgan Custom Commodity Index	TOPIX	Tokyo Price Index

CNREPOFIX	China Fixing Repo Rates 7-Day	JPPMRFL	J.P. Morgan Custom Index	US0003M	ICE 3-Month USD LIBOR

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index

Other Abbreviations:

ABS	Asset-Backed Security	JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

ATM	At-the-money	KLIBOR	Kuala Lumpur Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	SOR	Swap Offer Rate

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TELBOR	Tel Aviv Inter-Bank Offered Rate

CHILIBOR	Chile Interbank Offered Rate	MIBOR	Mumbai Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix

CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

DAC	Designated Activity Company	OIS	Overnight Index Swap	WIBOR	Warsaw Interbank Offered Rate

EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate

52	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.   Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.   Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).   Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Global Managed Asset Allocation Portfolio	0.00%	0.00%	$42,889	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO Global Managed Asset Allocation Portfolio	8.79%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	|	DECEMBER 31, 2020	53

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	DECEMBER 31, 2020	55

Privacy Policy[1]	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

56	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

ANNUAL REPORT	|	DECEMBER 31, 2020	57

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

ANNUAL REPORT	|	DECEMBER 31, 2020	59

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

ANNUAL REPORT	|	DECEMBER 31, 2020	61

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

62	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT11AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO High Yield Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO High Yield Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through

4	PIMCO VARIABLE INSURANCE TRUST

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO High Yield Portfolio	04/30/98	07/01/02	04/30/98	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO High Yield Portfolio (Cont.)

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2020†§

Corporate Bonds & Notes	87.5%

Short-Term Instruments‡	8.4%

Loan Participations and Assignments	2.0%

U.S. Treasury Obligations	2.0%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	10 Years	Inception≈
PIMCO High Yield Portfolio Institutional Class	5.90%	7.36%	6.19%	7.34%
PIMCO High Yield Portfolio Administrative Class	5.75%	7.20%	6.04%	5.90%
PIMCO High Yield Portfolio Advisor Class	5.64%	7.09%	5.93%	6.10%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index±	6.28%	8.02%	6.63%	6.35%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/1998.

± ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. ICE BofAML US High Yield, Cash Pay, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollardenominated corporate bonds publicly issued in the US domestic market. Prior to September 25th, 2009, the ICE BofAML Indices were known as the Merrill Lynch Indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.63% for Institutional Class shares, 0.78% for Administrative Class shares, and 0.88% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the healthcare sector contributed to performance, as the Portfolio’s healthcare positions outperformed the broader sector.

»	Security selection in the gaming and lodging sector contributed to performance, as the Portfolio’s gaming and lodging positions outperformed the broad sector.

»	Security selection in the banking sector contributed to performance, as the Portfolio’s banking positions outperformed the broader sector.

»	Security selection in the energy sector detracted from performance, as the Portfolio’s energy positions underperformed the broader sector.

»	Underweight exposure to the automotive sector detracted from performance, as the sector outperformed the broader market.

»	Underweight exposure to the banking sector detracted from performance, as the sector outperformed the broader market.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

Expense Example PIMCO High Yield Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,100.20	$3.43	$1,000.00	$1,022.28	$3.31	0.64%
Administrative Class	1,000.00	1,099.30	4.24	1,000.00	1,021.51	4.08	0.79
Advisor Class	1,000.00	1,098.80	4.77	1,000.00	1,021.00	4.60	0.89

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights PIMCO High Yield Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2020	$7.95	$0.37	$0.07	$0.44	$(0.38)	$0.00	$(0.38)

12/31/2019	7.28	0.39	0.68	1.07	(0.40)	0.00	(0.40)

12/31/2018	7.87	0.39	(0.58)	(0.19)	(0.40)	0.00	(0.40)

12/31/2017	7.75	0.38	0.14	0.52	(0.40)	0.00	(0.40)

12/31/2016	7.26	0.40	0.49	0.89	(0.40)	0.00	(0.40)
Administrative Class

12/31/2020	7.95	0.36	0.07	0.43	(0.37)	0.00	(0.37)

12/31/2019	7.28	0.37	0.68	1.05	(0.38)	0.00	(0.38)

12/31/2018	7.87	0.38	(0.58)	(0.20)	(0.39)	0.00	(0.39)

12/31/2017	7.75	0.37	0.13	0.50	(0.38)	0.00	(0.38)

12/31/2016	7.26	0.38	0.50	0.88	(0.39)	0.00	(0.39)
Advisor Class

12/31/2020	7.95	0.35	0.07	0.42	(0.36)	0.00	(0.36)

12/31/2019	7.28	0.37	0.68	1.05	(0.38)	0.00	(0.38)

12/31/2018	7.87	0.37	(0.58)	(0.21)	(0.38)	0.00	(0.38)

12/31/2017	7.75	0.36	0.14	0.50	(0.38)	0.00	(0.38)

12/31/2016	7.26	0.37	0.51	0.88	(0.39)	0.00	(0.39)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Ratio of expenses to average net assets includes line of credit expenses.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.01	5.90%	$10,147	0.64	%(d)	0.64	%(d)	0.60%	0.60%	4.79%	31%

7.95	14.90	11,169	0.63	(d)	0.63	(d)	0.60	0.60	4.97	30

7.28	(2.50)	9,211	0.63	(d)	0.63	(d)	0.60	0.60	5.11	17

7.87	6.77	10,863	0.61	(d)	0.61	(d)	0.60	0.60	4.80	25

7.75	12.61	9,937	0.61	(d)	0.61	(d)	0.60	0.60	5.24	30

8.01	5.75	764,646	0.79	(d)	0.79	(d)	0.75	0.75	4.65	31

7.95	14.72	895,701	0.78	(d)	0.78	(d)	0.75	0.75	4.83	30

7.28	(2.65)	847,818	0.78	(d)	0.78	(d)	0.75	0.75	4.96	17

7.87	6.61	1,016,642	0.76	(d)	0.76	(d)	0.75	0.75	4.64	25

7.75	12.45	1,049,825	0.76	(d)	0.76	(d)	0.75	0.75	5.09	30

8.01	5.64	19,470	0.89	(d)	0.89	(d)	0.85	0.85	4.51	31

7.95	14.61	33,523	0.88	(d)	0.88	(d)	0.85	0.85	4.73	30

7.28	(2.75)	16,190	0.88	(d)	0.88	(d)	0.85	0.85	4.83	17

7.87	6.50	29,721	0.86	(d)	0.86	(d)	0.85	0.85	4.53	25

7.75	12.34	41,147	0.86	(d)	0.86	(d)	0.85	0.85	4.96	30

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities	PIMCO High Yield Portfolio	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$736,850
Investments in Affiliates	67,412
Financial Derivative Instruments
Exchange-traded or centrally cleared	59
Over the counter	813
Cash	308
Deposits with counterparty	3,398
Foreign currency, at value	82
Receivable for investments sold	46
Receivable for Portfolio shares sold	225
Interest and/or dividends receivable	10,595
Dividends receivable from Affiliates	17
Prepaid expenses	27
Total Assets	819,832

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$23,510
Financial Derivative Instruments
Over the counter	19
Payable for investments purchased	250
Payable for investments in Affiliates purchased	17
Deposits from counterparty	850
Payable for Portfolio shares redeemed	355
Accrued investment advisory fees	184
Accrued supervisory and administrative fees	258
Accrued distribution fees	4
Accrued servicing fees	106
Other liabilities	16
Total Liabilities	25,569

Net Assets	$794,263

Net Assets Consist of:

Paid in capital	$773,816
Distributable earnings (accumulated loss)	20,447

Net Assets	$794,263

Net Assets:

Institutional Class	$10,147
Administrative Class	764,646
Advisor Class	19,470

Shares Issued and Outstanding:

Institutional Class	1,267
Administrative Class	95,491
Advisor Class	2,432

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.01
Administrative Class	8.01
Advisor Class	8.01

Cost of investments in securities	$693,296
Cost of investments in Affiliates	$67,329
Cost of foreign currency held	$75
Cost or premiums of financial derivative instruments, net	$1,863

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO High Yield Portfolio

Year Ended December 31, 2020 (Amounts in thousands†)

Investment Income:

Interest	$44,216
Dividends from Investments in Affiliates	355
Total Income	44,571

Expenses:

Investment advisory fees	2,050
Supervisory and administrative fees	2,869
Servicing fees - Administrative Class	1,186
Distribution and/or servicing fees - Advisor Class	48
Trustee fees	22
Interest expense	304
Miscellaneous expense	8
Total Expenses	6,487
Waiver and/or Reimbursement by PIMCO	(1)
Net Expenses	6,486

Net Investment Income (Loss)	38,085

Net Realized Gain (Loss):

Investments in securities	(9,914)
Investments in Affiliates	(159)
Exchange-traded or centrally cleared financial derivative instruments	(2,804)
Over the counter financial derivative instruments	345
Foreign currency	5

Net Realized Gain (Loss)	(12,527)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	15,369
Investments in Affiliates	25
Exchange-traded or centrally cleared financial derivative instruments	(230)
Over the counter financial derivative instruments	130
Foreign currency assets and liabilities	7

Net Change in Unrealized Appreciation (Depreciation)	15,301

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,859

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO High Yield Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$38,085	$45,459
Net realized gain (loss)	(12,527)	2,506
Net change in unrealized appreciation (depreciation)	15,301	79,487

Net Increase (Decrease) in Net Assets Resulting from Operations	40,859	127,452

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(497)	(535)
Administrative Class	(38,039)	(44,700)
Advisor Class	(899)	(1,450)

Total Distributions(a)	(39,435)	(46,685)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(147,554)	(13,593)

Total Increase (Decrease) in Net Assets	(146,130)	67,174

Net Assets:

Beginning of year	940,393	873,219
End of year	$794,263	$940,393

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO High Yield Portfolio	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.1%

CommScope, Inc.
3.397% (LIBOR03M + 3.250%) due 04/06/2026 ~	$988	$983

Cornerstone Building Brands, Inc.
3.904% (LIBOR03M + 3.750%) due 04/12/2025 ~	990	990

Da Vinci Purchaser Corp.
5.000% (LIBOR03M + 4.000%) due 01/08/2027 ~	995	999

Diamond Sports Group LLC
3.400% (LIBOR03M + 3.250%) due 08/24/2026 ~	988	884

Emerald TopCo, Inc.
3.714% (LIBOR03M + 3.500%) due 07/24/2026 ~	741	734

Envision Healthcare Corp.
3.897% (LIBOR03M + 3.750%) due 10/10/2025 ~	1,965	1,650

Getty Images, Inc.
4.647% (LIBOR03M + 4.500%) due 02/19/2026 ~	1,696	1,677

RegionalCare Hospital Partners Holdings, Inc.
3.897% (LIBOR03M + 3.750%) due 11/16/2025 ~	865	864

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~	4,158	4,180

Starfruit Finco BV
3.153% (LIBOR03M + 3.000%) due 10/01/2025 ~	987	978

U.S. Renal Care, Inc.
5.147% (LIBOR03M + 5.000%) due 06/26/2026 ~	2,469	2,461

Total Loan Participations and Assignments (Cost $16,641)		16,400

CORPORATE BONDS & NOTES 88.6%

BANKING & FINANCE 8.4%

Allied Universal Holdco LLC
6.625% due 07/15/2026	1,500	1,601

Ally Financial, Inc.
8.000% due 11/01/2031	1,401	2,041

Barclays PLC
6.125% due 12/15/2025 •(c)(d)	500	540
7.750% due 09/15/2023 •(c)(d)	1,000	1,078

CIT Group, Inc.
5.000% due 08/15/2022	2,000	2,123

Credit Acceptance Corp.
5.125% due 12/31/2024	1,000	1,042

ESH Hospitality, Inc.
4.625% due 10/01/2027	1,000	1,026
5.250% due 05/01/2025	1,000	1,026

Ford Motor Credit Co. LLC
3.096% due 05/04/2023 (e)	3,000	3,035
3.375% due 11/13/2025	1,000	1,025
4.000% due 11/13/2030	1,000	1,053
4.063% due 11/01/2024	1,000	1,052
4.125% due 08/17/2027	1,000	1,049
4.134% due 08/04/2025	1,000	1,051
4.140% due 02/15/2023	1,500	1,549
4.250% due 09/20/2022	1,000	1,034
4.375% due 08/06/2023	1,000	1,040
4.542% due 08/01/2026	500	534
5.113% due 05/03/2029	750	836
5.125% due 06/16/2025	750	816
5.584% due 03/18/2024	1,500	1,620
5.596% due 01/07/2022	1,500	1,554

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	1,500	1,573

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	1,000	1,028

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HAT Holdings LLC
3.750% due 09/15/2030	$1,000	$1,043

Howard Hughes Corp.
5.375% due 03/15/2025	1,500	1,551
5.375% due 08/01/2028	750	808

Intesa Sanpaolo SpA
5.017% due 06/26/2024	1,000	1,094
5.710% due 01/15/2026	1,000	1,145
7.700% due 09/17/2025 •(c)(d)	1,000	1,138

iStar, Inc.
4.250% due 08/01/2025	1,000	990

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(c)(d)	4,000	4,520

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	1,000	1,078
5.625% due 05/01/2024	1,000	1,088
5.750% due 02/01/2027	750	843

MPT Operating Partnership LP
3.500% due 03/15/2031	1,000	1,034

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030	1,000	1,046
5.500% due 08/15/2028	1,000	1,054

Navient Corp.
6.125% due 03/25/2024	1,000	1,071
6.500% due 06/15/2022	1,000	1,061
6.625% due 07/26/2021	500	512
6.750% due 06/25/2025	500	544
7.250% due 01/25/2022	500	523

OneMain Finance Corp.
5.375% due 11/15/2029	1,000	1,128
5.625% due 03/15/2023	1,000	1,076
6.125% due 03/15/2024	1,000	1,094
6.625% due 01/15/2028	750	892
6.875% due 03/15/2025	1,000	1,163
7.125% due 03/15/2026	1,000	1,184
8.875% due 06/01/2025	500	567

Park Intermediate Holdings LLC
7.500% due 06/01/2025	1,000	1,082

Quicken Loans LLC
3.875% due 03/01/2031	750	780
5.250% due 01/15/2028	1,000	1,069

RHP Hotel Properties LP
4.750% due 10/15/2027	1,000	1,037
5.000% due 04/15/2023	1,000	1,005

United Shore Financial Services LLC
5.500% due 11/15/2025	750	792

VICI Properties LP
4.125% due 08/15/2030	500	528
4.625% due 12/01/2029	500	536

		66,402

INDUSTRIALS 71.8%

Academy Ltd.
6.000% due 11/15/2027	750	788

Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	1,500	1,507
6.500% due 03/01/2024	500	512

AdaptHealth LLC
4.625% due 08/01/2029 (a)	250	257
6.125% due 08/01/2028	500	538

Adient Global Holdings Ltd.
4.875% due 08/15/2026	2,000	2,057

Adient U.S. LLC
7.000% due 05/15/2026	250	272

ADT Security Corp.
4.125% due 06/15/2023	1,000	1,068
4.875% due 07/15/2032	1,000	1,081

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028	1,000	1,059

Albertsons Cos., Inc.
3.250% due 03/15/2026	250	254
3.500% due 03/15/2029	1,000	1,012
4.625% due 01/15/2027	250	266
4.875% due 02/15/2030	1,000	1,103
7.500% due 03/15/2026	1,500	1,681

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alcoa Nederland Holding BV
6.125% due 05/15/2028	$500	$547
6.750% due 09/30/2024	500	522
7.000% due 09/30/2026	250	267

Altice Financing S.A.
5.000% due 01/15/2028	1,000	1,026
7.500% due 05/15/2026	1,250	1,321

Altice France Holding S.A.
6.000% due 02/15/2028	1,000	1,015

Altice France S.A.
5.125% due 01/15/2029	500	518
5.500% due 01/15/2028	2,000	2,094
7.375% due 05/01/2026	1,500	1,581
8.125% due 02/01/2027	1,000	1,104

AMC Networks, Inc.
4.750% due 12/15/2022	667	669
4.750% due 08/01/2025	500	517
5.000% due 04/01/2024	1,000	1,017

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028	2,000	2,073
5.875% due 05/15/2026	1,750	1,817

Amsted Industries, Inc.
4.625% due 05/15/2030	1,000	1,049
5.625% due 07/01/2027	500	533

ANGI Group LLC
3.875% due 08/15/2028	625	637

Apache Corp.
4.375% due 10/15/2028	500	521
4.625% due 11/15/2025	500	526
4.875% due 11/15/2027	1,500	1,592

Aramark Services, Inc.
5.000% due 02/01/2028	1,000	1,055

Arches Buyer, Inc.
4.250% due 06/01/2028	1,000	1,015

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	750	785
5.250% due 08/15/2027	2,000	2,102
6.000% due 02/15/2025	413	428

Ascend Learning LLC
6.875% due 08/01/2025	1,500	1,549

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026	1,000	959

Ashland LLC
4.750% due 08/15/2022	225	236

Avantor Funding, Inc.
4.625% due 07/15/2028	1,625	1,720

Avient Corp.
5.750% due 05/15/2025	750	798

Axalta Coating Systems LLC
3.375% due 02/15/2029	750	751
4.750% due 06/15/2027	1,250	1,331

B.C. Unlimited Liability Co.
3.500% due 02/15/2029	1,000	1,001
3.875% due 01/15/2028	1,000	1,017
4.000% due 10/15/2030	2,000	2,031
4.250% due 05/15/2024	516	527

Ball Corp.
5.250% due 07/01/2025	1,500	1,715

Bausch Health Americas, Inc.
8.500% due 01/31/2027	1,000	1,114
9.250% due 04/01/2026	1,000	1,116

Bausch Health Cos., Inc.
5.000% due 01/30/2028	1,000	1,032
5.250% due 01/30/2030	1,000	1,049
5.250% due 02/15/2031	750	785
5.500% due 11/01/2025	2,000	2,075
5.750% due 08/15/2027	1,000	1,074
6.125% due 04/15/2025	1,250	1,290
7.000% due 01/15/2028	1,000	1,101
7.250% due 05/30/2029	1,000	1,126
9.000% due 12/15/2025	1,000	1,108

BCD Acquisition, Inc.
9.625% due 09/15/2023	1,275	1,308

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025 (e)	4,000	4,102

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO High Yield Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Berry Global, Inc.
4.500% due 02/15/2026	$1,000	$1,024
5.125% due 07/15/2023	428	434

Black Knight InfoServ LLC
3.625% due 09/01/2028	500	513

Bombardier, Inc.
7.500% due 03/15/2025	1,000	929
7.875% due 04/15/2027	1,000	921
8.750% due 12/01/2021	1,500	1,562

Boxer Parent Co., Inc.
7.125% due 10/02/2025	1,000	1,087

Boyd Gaming Corp.
4.750% due 12/01/2027	1,000	1,041

Buckeye Partners LP
4.125% due 03/01/2025	875	887
4.500% due 03/01/2028	625	645

Builders FirstSource, Inc.
5.000% due 03/01/2030	1,250	1,345

BY Crown Parent LLC
4.250% due 01/31/2026	875	898

Cable One, Inc.
4.000% due 11/15/2030	625	650

Cablevision Lightpath LLC
3.875% due 09/15/2027	750	756
5.625% due 09/15/2028	250	262

Caesars Entertainment, Inc.
6.250% due 07/01/2025	875	933

Caesars Resort Collection LLC
5.250% due 10/15/2025	1,750	1,771
5.750% due 07/01/2025	500	530

Callon Petroleum Co.
6.375% due 07/01/2026	500	260

Camelot Finance S.A.
4.500% due 11/01/2026	1,000	1,046

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	1,000	1,033

Carnival Corp.
7.625% due 03/01/2026	1,125	1,228

Cascades, Inc.
5.125% due 01/15/2026	500	530
5.375% due 01/15/2028	1,000	1,065

Catalent Pharma Solutions, Inc.
4.875% due 01/15/2026	2,000	2,047
5.000% due 07/15/2027	1,000	1,058

CCO Holdings LLC
4.250% due 02/01/2031	2,000	2,110
4.500% due 08/15/2030	2,000	2,125
4.500% due 05/01/2032	1,000	1,069
4.750% due 03/01/2030	1,000	1,080
5.000% due 02/01/2028	1,000	1,058
5.125% due 05/01/2027	1,000	1,063
5.375% due 06/01/2029	1,500	1,646
5.750% due 02/15/2026 (e)	3,000	3,099
5.875% due 05/01/2027	1,000	1,040

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025	500	535

Cedar Fair LP
5.250% due 07/15/2029	1,250	1,289

Cenovus Energy, Inc.
4.250% due 04/15/2027	1,500	1,639
5.375% due 07/15/2025	500	564
6.750% due 11/15/2039	1,500	1,983

Centene Corp.
3.375% due 02/15/2030	1,000	1,054
4.625% due 12/15/2029	1,500	1,667
4.750% due 01/15/2025	1,000	1,027
5.375% due 06/01/2026	500	528
5.375% due 08/15/2026	1,000	1,059

Centennial Resource Production LLC
5.375% due 01/15/2026	2,000	1,400

CF Industries, Inc.
5.150% due 03/15/2034	2,000	2,462

Change Healthcare Holdings LLC
5.750% due 03/01/2025	2,000	2,042

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cheniere Energy Partners LP
4.500% due 10/01/2029	$1,000	$1,059
5.250% due 10/01/2025	2,500	2,568
5.625% due 10/01/2026	500	522

Cheniere Energy, Inc.
4.625% due 10/15/2028	1,375	1,445

Cheplapharm Arzneimittel GmbH
5.500% due 01/15/2028	1,000	1,046

Churchill Downs, Inc.
4.750% due 01/15/2028	2,000	2,110
5.500% due 04/01/2027	750	796

Cirsa Finance International SARL
7.875% due 12/20/2023	900	909

Clarios Global LP
6.250% due 05/15/2026	1,000	1,074
8.500% due 05/15/2027	1,000	1,088

Clean Harbors, Inc.
4.875% due 07/15/2027	750	784
5.125% due 07/15/2029	375	411

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	1,000	1,015

CNX Midstream Partners LP
6.500% due 03/15/2026	1,000	1,020

Colfax Corp.
6.000% due 02/15/2024	500	519
6.375% due 02/15/2026	500	535

CommScope Technologies LLC
5.000% due 03/15/2027	1,000	992
6.000% due 06/15/2025	1,084	1,110

CommScope, Inc.
6.000% due 03/01/2026	250	264
7.125% due 07/01/2028	1,000	1,067
8.250% due 03/01/2027	750	802

Community Health Systems, Inc.
5.625% due 03/15/2027	1,250	1,346
6.000% due 01/15/2029	250	270
6.625% due 02/15/2025	1,000	1,054
8.000% due 03/15/2026	875	944
8.625% due 01/15/2024	1,000	1,044

Comstock Resources, Inc.
7.500% due 05/15/2025	1,500	1,522

Connect Finco SARL
6.750% due 10/01/2026	1,250	1,348

Constellium SE
5.750% due 05/15/2024	500	512
5.875% due 02/15/2026	1,000	1,032

Continental Resources, Inc.
3.800% due 06/01/2024	500	516
4.375% due 01/15/2028	1,250	1,277
4.500% due 04/15/2023	201	208
4.900% due 06/01/2044	500	492

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	750	694

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (b)	625	641

Core & Main LP
6.125% due 08/15/2025	4,000	4,142

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	3,000	3,161

Coty, Inc.
6.500% due 04/15/2026	1,500	1,461

Crown Americas LLC
4.250% due 09/30/2026	1,000	1,104
4.500% due 01/15/2023	1,000	1,058
4.750% due 02/01/2026	1,000	1,041

CSC Holdings LLC
3.375% due 02/15/2031	1,000	983
4.625% due 12/01/2030	500	523
5.250% due 06/01/2024	1,000	1,084
5.375% due 02/01/2028	500	535
5.500% due 05/15/2026	2,000	2,082
5.500% due 04/15/2027	1,000	1,061
5.750% due 01/15/2030 (e)	2,750	3,018
5.875% due 09/15/2022	1,000	1,061
6.500% due 02/01/2029	1,000	1,131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DaVita, Inc.
3.750% due 02/15/2031	$1,750	$1,780
4.625% due 06/01/2030	1,000	1,061

DCP Midstream Operating LP
5.125% due 05/15/2029	1,000	1,111
5.375% due 07/15/2025	1,500	1,651

Dell International LLC
5.875% due 06/15/2021	331	332
7.125% due 06/15/2024	1,000	1,038

Diamond Resorts International, Inc.
7.750% due 09/01/2023	1,500	1,545

Diamond Sports Group LLC
5.375% due 08/15/2026	2,000	1,629
6.625% due 08/15/2027	1,000	606

Digicel Group Ltd. (5.000% Cash and 3.000% PIK)
8.000% due 04/01/2025 (b)	105	55

DISH DBS Corp.
5.000% due 03/15/2023	500	517
5.875% due 07/15/2022	1,500	1,569
5.875% due 11/15/2024	2,000	2,100
7.750% due 07/01/2026	1,250	1,401

DKT Finance ApS
9.375% due 06/17/2023	1,000	1,037

Dun & Bradstreet Corp.
6.875% due 08/15/2026	1,199	1,291

Edgewell Personal Care Co.
5.500% due 06/01/2028	750	807

Element Solutions, Inc.
3.875% due 09/01/2028	1,000	1,031

EMC Corp.
3.375% due 06/01/2023	1,000	1,050

Encana Corp.
6.500% due 08/15/2034	1,500	1,738

Endo Dac
6.000% due 06/30/2028	896	762
9.500% due 07/31/2027	656	733

Energizer Holdings, Inc.
4.375% due 03/31/2029	875	907
4.750% due 06/15/2028	500	527
7.750% due 01/15/2027	375	417

EnLink Midstream Partners LP
4.150% due 06/01/2025	1,500	1,474
5.450% due 06/01/2047	750	604

Entegris, Inc.
4.625% due 02/10/2026	1,500	1,558

Entercom Media Corp.
6.500% due 05/01/2027	250	255
7.250% due 11/01/2024	1,000	999

EQM Midstream Partners LP
4.125% due 12/01/2026	1,000	1,009
4.750% due 07/15/2023	1,000	1,053
6.000% due 07/01/2025	250	274
6.500% due 07/01/2027	500	564
6.500% due 07/15/2048	500	520

EQT Corp.
3.000% due 10/01/2022	162	164
7.875% due 02/01/2025	500	570

EW Scripps Co.
5.125% due 05/15/2025	1,000	1,023

Fairstone Financial, Inc.
7.875% due 07/15/2024	1,500	1,595

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	1,750	1,781
7.875% due 07/15/2026	1,000	1,053

Freeport-McMoRan, Inc.
4.125% due 03/01/2028	1,000	1,051
5.000% due 09/01/2027	875	931
5.250% due 09/01/2029	750	836
5.400% due 11/14/2034	2,500	3,133

Gap, Inc.
8.625% due 05/15/2025	750	838
8.875% due 05/15/2027	1,000	1,161

Garda World Security Corp.
4.625% due 02/15/2027	1,500	1,519

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GCP Applied Technologies, Inc.
5.500% due 04/15/2026	$2,000	$2,067

GFL Environmental, Inc.
3.500% due 09/01/2028	1,500	1,532

Global Medical Response, Inc.
6.500% due 10/01/2025	1,500	1,569

goeasy Ltd.
5.375% due 12/01/2024	1,000	1,042

Graphic Packaging International LLC
3.500% due 03/15/2028	750	779
4.125% due 08/15/2024	500	536
4.875% due 11/15/2022	500	526

Griffon Corp.
5.750% due 03/01/2028	1,250	1,324

H-Food Holdings LLC
8.500% due 06/01/2026	2,000	2,098

Hanesbrands, Inc.
4.625% due 05/15/2024	1,000	1,049
4.875% due 05/15/2026	1,500	1,631

Harsco Corp.
5.750% due 07/31/2027	1,000	1,059

Harvest Midstream LP
7.500% due 09/01/2028	750	800

HCA, Inc.
3.500% due 09/01/2030	2,000	2,126
5.375% due 02/01/2025	1,500	1,689
5.875% due 05/01/2023	1,000	1,100

Herc Holdings, Inc.
5.500% due 07/15/2027	750	796

Hill-Rom Holdings, Inc.
5.000% due 02/15/2025	1,250	1,288

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029	625	653
4.000% due 05/01/2031	625	661
4.875% due 01/15/2030	1,000	1,094
5.125% due 05/01/2026	1,375	1,423

Hilton Worldwide Finance LLC
4.875% due 04/01/2027	750	795

Howmet Aerospace, Inc.
5.125% due 10/01/2024	1,000	1,102
5.950% due 02/01/2037	1,000	1,206

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)	500	531

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)	500	552

Indigo Natural Resources LLC
6.875% due 02/15/2026	1,000	1,025

Ingevity Corp.
3.875% due 11/01/2028	1,500	1,514

International Game Technology PLC
5.250% due 01/15/2029	750	809
6.250% due 02/15/2022	575	595
6.250% due 01/15/2027	500	574
6.500% due 02/15/2025	1,500	1,681

IQVIA, Inc.
5.000% due 10/15/2026	2,000	2,099
5.000% due 05/15/2027	1,000	1,065

Jagged Peak Energy LLC
5.875% due 05/01/2026	1,500	1,557

Jaguar Holding Co.
4.625% due 06/15/2025	1,000	1,056
5.000% due 06/15/2028	750	802

JELD-WEN, Inc.
4.625% due 12/15/2025	1,000	1,024
4.875% due 12/15/2027	1,750	1,855

Kaiser Aluminum Corp.
4.625% due 03/01/2028	1,000	1,039

KFC Holding Co.
4.750% due 06/01/2027	750	794
5.250% due 06/01/2026	2,000	2,079

Kraft Heinz Foods Co.
4.250% due 03/01/2031	1,000	1,115
4.375% due 06/01/2046	1,000	1,082
4.875% due 10/01/2049	750	875

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 07/15/2035	$500	$606
5.000% due 06/04/2042	3,000	3,520
5.200% due 07/15/2045	3,000	3,567
5.500% due 06/01/2050	750	947

L Brands, Inc.
6.625% due 10/01/2030	625	696
6.875% due 07/01/2025	500	544
6.875% due 11/01/2035	1,500	1,687

LABL Escrow Issuer LLC
6.750% due 07/15/2026	2,000	2,170

Lamar Media Corp.
3.750% due 02/15/2028	1,000	1,030

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	1,000	1,045
4.875% due 11/01/2026	1,000	1,047

Legacy LifePoint Health LLC
4.375% due 02/15/2027	500	509

Level 3 Financing, Inc.
5.250% due 03/15/2026	1,000	1,035
5.375% due 01/15/2024	1,000	1,011
5.375% due 05/01/2025	1,000	1,030

Live Nation Entertainment, Inc.
4.875% due 11/01/2024	500	507
6.500% due 05/15/2027	875	980

LogMeIn, Inc.
5.500% due 09/01/2027	750	787

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	1,250	1,278

Marriott Ownership Resorts, Inc.
4.750% due 01/15/2028	500	509
6.500% due 09/15/2026	1,000	1,047

Masonite International Corp.
5.375% due 02/01/2028	1,500	1,613

Matador Resources Co.
5.875% due 09/15/2026	1,000	981

Mattel, Inc.
5.875% due 12/15/2027	1,000	1,113

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	2,500	2,553

MDC Holdings, Inc.
6.000% due 01/15/2043	1,000	1,342

MEG Energy Corp.
7.000% due 03/31/2024	600	608
7.125% due 02/01/2027	1,500	1,552

MGM Resorts International
5.500% due 04/15/2027	327	365
5.750% due 06/15/2025	657	728
6.000% due 03/15/2023	500	538
7.750% due 03/15/2022	1,000	1,067

MPH Acquisition Holdings LLC
5.750% due 11/01/2028	1,500	1,468

MSCI, Inc.
3.625% due 09/01/2030	500	523
4.000% due 11/15/2029	1,000	1,067
5.375% due 05/15/2027	500	535

Nabors Industries, Inc.
9.000% due 02/01/2025	188	179

NCL Corp. Ltd.
5.875% due 03/15/2026	625	660
10.250% due 02/01/2026	500	586

NCR Corp.
5.000% due 10/01/2028	500	528
5.250% due 10/01/2030	375	403

Netflix, Inc.
4.375% due 11/15/2026	2,500	2,777
4.875% due 04/15/2028	1,500	1,694
4.875% due 06/15/2030	1,000	1,152
5.375% due 11/15/2029	500	590
5.875% due 02/15/2025	500	576

Nexstar Broadcasting, Inc.
4.750% due 11/01/2028	500	524
5.625% due 07/15/2027	1,750	1,877

NextEra Energy Operating Partners LP
4.250% due 07/15/2024	625	670
4.250% due 09/15/2024	45	48
4.500% due 09/15/2027	750	841

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025 (e)	$1,500	$1,542

Nielsen Finance LLC
5.000% due 04/15/2022	1,305	1,310
5.625% due 10/01/2028	500	544
5.875% due 10/01/2030	750	850

Northriver Midstream Finance LP
5.625% due 02/15/2026	1,125	1,164

Nouryon Holding BV
8.000% due 10/01/2026 (e)	3,500	3,725

Novelis Corp.
4.750% due 01/30/2030	2,000	2,158
5.875% due 09/30/2026	2,500	2,616

Nufarm Australia Ltd.
5.750% due 04/30/2026	750	773

NuStar Logistics LP
5.750% due 10/01/2025	625	667
6.375% due 10/01/2030	500	567

Occidental Petroleum Corp.
1.671% (US0003M + 1.450%) due 08/15/2022 ~	3,000	2,941
2.700% due 02/15/2023	500	500
2.900% due 08/15/2024	500	482
3.400% due 04/15/2026	500	478
3.500% due 06/15/2025	1,000	967
4.300% due 08/15/2039	750	634
4.400% due 04/15/2046	500	437
4.625% due 06/15/2045	2,000	1,748
5.550% due 03/15/2026	1,000	1,045
5.875% due 09/01/2025	625	667
6.375% due 09/01/2028	500	530
6.450% due 09/15/2036	750	786
6.600% due 03/15/2046	500	508
6.625% due 09/01/2030	750	815
7.500% due 05/01/2031	500	559
8.000% due 07/15/2025	500	570
8.875% due 07/15/2030	875	1,029

ON Semiconductor Corp.
3.875% due 09/01/2028	1,000	1,034

Open Text Corp.
5.875% due 06/01/2026	1,500	1,562

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028	2,250	2,378
7.375% due 06/01/2025	750	800

Outfront Media Capital LLC
5.000% due 08/15/2027	1,000	1,019

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	1,295	1,407

Park-Ohio Industries, Inc.
6.625% due 04/15/2027	500	519

Parkland Corp.
5.875% due 07/15/2027	1,750	1,896

PDC Energy, Inc.
5.750% due 05/15/2026	1,000	1,034
6.125% due 09/15/2024	1,000	1,029

Performance Food Group, Inc.
5.500% due 06/01/2024	500	504
5.500% due 10/15/2027	500	528

PetSmart, Inc.
5.875% due 06/01/2025	750	772
7.125% due 03/15/2023	1,250	1,251

Pilgrim’s Pride Corp.
5.750% due 03/15/2025	1,000	1,028
5.875% due 09/30/2027	1,000	1,086

PM General Purchaser LLC
9.500% due 10/01/2028	1,000	1,109

Post Holdings, Inc.
4.625% due 04/15/2030	1,000	1,053
5.000% due 08/15/2026	1,500	1,551
5.500% due 12/15/2029	1,000	1,093
5.625% due 01/15/2028	1,250	1,334
5.750% due 03/01/2027	2,000	2,121

Precision Drilling Corp.
7.750% due 12/15/2023	750	691

Prestige Brands, Inc.
5.125% due 01/15/2028	1,000	1,068

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Schedule of Investments	PIMCO High Yield Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		$1,000	$1,064

Prime Security Services Borrower LLC
5.250% due 04/15/2024		1,000	1,069
5.750% due 04/15/2026		1,000	1,096
6.250% due 01/15/2028		1,000	1,075

Qorvo, Inc.
3.375% due 04/01/2031		1,250	1,292

Radiate Holdco LLC
4.500% due 09/15/2026		1,000	1,034
6.500% due 09/15/2028		1,000	1,052

Range Resources Corp.
4.875% due 05/15/2025		1,000	946
5.000% due 03/15/2023		561	548

Rattler Midstream LP
5.625% due 07/15/2025		375	397

RBS Global, Inc.
4.875% due 12/15/2025		2,000	2,045

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026		2,000	2,139
8.250% due 11/15/2026		3,000	3,277

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027		1,875	1,924

Rite Aid Corp.
7.500% due 07/01/2025		750	784

Rockies Express Pipeline LLC
4.800% due 05/15/2030		500	515
6.875% due 04/15/2040		500	547

Rolls-Royce PLC
5.750% due 10/15/2027		750	832

RP Escrow Issuer LLC
5.250% due 12/15/2025		500	524

Sabre GLBL, Inc.
7.375% due 09/01/2025		1,000	1,086
9.250% due 04/15/2025		500	596

Scientific Games International, Inc.
5.000% due 10/15/2025		1,500	1,550
7.000% due 05/15/2028		750	808

Scripps Escrow, Inc.
5.875% due 07/15/2027		750	784

Seagate HDD Cayman
3.375% due 07/15/2031		1,000	1,007

Sealed Air Corp.
5.250% due 04/01/2023		1,500	1,599
5.500% due 09/15/2025		1,000	1,122

Select Medical Corp.
6.250% due 08/15/2026		1,000	1,078

Sensata Technologies BV
5.625% due 11/01/2024		1,250	1,401

Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		1,000	1,041

Sensata Technologies, Inc.
3.750% due 02/15/2031		1,000	1,038
4.375% due 02/15/2030		500	539

Sigma Holdco BV
5.750% due 05/15/2026	EUR	1,000	1,212
7.875% due 05/15/2026		$3,000	3,082

Signature Aviation U.S. Holdings, Inc.
5.375% due 05/01/2026		1,000	1,027

Silgan Holdings, Inc.
4.125% due 02/01/2028		1,500	1,562

Simmons Foods, Inc.
5.750% due 11/01/2024		1,000	1,024
7.750% due 01/15/2024		500	522

Sinclair Television Group, Inc.
5.125% due 02/15/2027		1,000	1,019
5.500% due 03/01/2030		1,000	1,044

Sirius XM Radio, Inc.
4.125% due 07/01/2030		1,000	1,066
5.000% due 08/01/2027		1,000	1,064
5.500% due 07/01/2029		500	551

Southwestern Energy Co.
7.500% due 04/01/2026		1,500	1,576

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spectrum Brands, Inc.
5.000% due 10/01/2029	$750	$807
5.750% due 07/15/2025	1,500	1,551
6.125% due 12/15/2024	1,000	1,024

Speedway Motorsports LLC
4.875% due 11/01/2027	1,375	1,365

Spirit AeroSystems, Inc.
7.500% due 04/15/2025	1,000	1,074

SPX FLOW, Inc.
5.875% due 08/15/2026	1,000	1,048

Standard Industries, Inc.
3.375% due 01/15/2031	1,000	1,006
4.375% due 07/15/2030	1,250	1,339
4.750% due 01/15/2028	1,000	1,054
5.000% due 02/15/2027	500	523

Staples, Inc.
7.500% due 04/15/2026	2,000	2,092
10.750% due 04/15/2027	500	498

Station Casinos LLC
4.500% due 02/15/2028	750	757
5.000% due 10/01/2025	500	507

Sunoco LP
4.500% due 05/15/2029	500	521
5.500% due 02/15/2026	500	514
5.875% due 03/15/2028	500	542

Switch Ltd.
3.750% due 09/15/2028	750	763

Syneos Health, Inc.
3.625% due 01/15/2029	500	502

T-Mobile USA, Inc.
4.500% due 02/01/2026	1,000	1,024
4.750% due 02/01/2028	750	807
6.500% due 01/15/2026	2,000	2,072

Team Health Holdings, Inc.
6.375% due 02/01/2025	1,000	865

TEGNA, Inc.
4.625% due 03/15/2028	1,000	1,024
5.000% due 09/15/2029	1,000	1,057
5.500% due 09/15/2024	420	427

Teine Energy Ltd.
6.875% due 09/30/2022	750	751

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028	1,000	1,070

Tempo Acquisition LLC
6.750% due 06/01/2025	2,500	2,587

Tempur Sealy International, Inc.
5.500% due 06/15/2026	1,000	1,042
5.625% due 10/15/2023	417	425

Tenet Healthcare Corp.
4.625% due 07/15/2024	1,000	1,026
4.625% due 09/01/2024	1,125	1,163
4.875% due 01/01/2026	500	524
5.125% due 05/01/2025	2,000	2,041
5.125% due 11/01/2027	500	531
6.125% due 10/01/2028	2,000	2,091
6.250% due 02/01/2027	1,000	1,061
6.750% due 06/15/2023	2,000	2,154

Terex Corp.
5.625% due 02/01/2025	1,000	1,032

Teva Pharmaceutical Finance Netherlands BV
3.150% due 10/01/2026	1,750	1,685
4.100% due 10/01/2046	1,000	893

TopBuild Corp.
5.625% due 05/01/2026	2,000	2,079

TransDigm, Inc.
5.500% due 11/15/2027	2,000	2,106
6.250% due 03/15/2026	2,000	2,133
6.375% due 06/15/2026	2,000	2,074
6.500% due 07/15/2024	1,000	1,020

Transocean Guardian Ltd.
5.875% due 01/15/2024	975	821

Transocean Pontus Ltd.
6.125% due 08/01/2025	780	743

TreeHouse Foods, Inc.
6.000% due 02/15/2024	1,000	1,021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TripAdvisor, Inc.
7.000% due 07/15/2025	$500	$541

Triumph Group, Inc.
6.250% due 09/15/2024	500	497
7.750% due 08/15/2025	750	688
8.875% due 06/01/2024	875	962

Trivium Packaging Finance BV
5.500% due 08/15/2026	1,000	1,059

U.S. Foods, Inc.
5.875% due 06/15/2024	1,250	1,270
6.250% due 04/15/2025	750	803

United Rentals North America, Inc.
3.875% due 02/15/2031	500	525
4.000% due 07/15/2030	1,500	1,581
5.500% due 05/15/2027	1,500	1,610

Univar Solutions USA, Inc.
5.125% due 12/01/2027	1,000	1,058

Univision Communications, Inc.
5.125% due 02/15/2025 (e)	2,000	2,019
6.625% due 06/01/2027	1,250	1,345

UPC Holding BV
5.500% due 01/15/2028	1,000	1,057

USA Compression Partners LP
6.875% due 04/01/2026	1,250	1,309

VeriSign, Inc.
4.625% due 05/01/2023	1,000	1,011
5.250% due 04/01/2025	1,000	1,138

Veritas US, Inc.
7.500% due 09/01/2025	1,000	1,027

Vertical U.S. Newco, Inc.
5.250% due 07/15/2027	1,000	1,062

ViaSat, Inc.
5.625% due 09/15/2025	1,500	1,536
5.625% due 04/15/2027	250	263

Viking Cruises Ltd.
5.875% due 09/15/2027	1,250	1,225

Virgin Media Finance PLC
5.000% due 07/15/2030	1,000	1,039

Virgin Media Secured Finance PLC
5.500% due 05/15/2029	1,500	1,628

Vmed O2 UK Financing PLC
4.250% due 01/31/2031	1,000	1,024

VOC Escrow Ltd.
5.000% due 02/15/2028	1,000	995

WESCO Distribution, Inc.
7.125% due 06/15/2025	1,500	1,652
7.250% due 06/15/2028	1,500	1,708

West Street Merger Sub, Inc.
6.375% due 09/01/2025	2,000	2,054

Western Midstream Operating LP
4.100% due 02/01/2025	1,000	1,032
5.450% due 04/01/2044	1,000	1,013
6.250% due 02/01/2050	2,500	2,754

White Cap Buyer LLC
6.875% due 10/15/2028	1,000	1,068

WMG Acquisition Corp.
3.875% due 07/15/2030	1,000	1,064
5.500% due 04/15/2026	1,000	1,036

WPX Energy, Inc.
4.500% due 01/15/2030	1,000	1,061
5.250% due 10/15/2027	1,000	1,061
5.875% due 06/15/2028	1,000	1,091

WR Grace & Co-Conn
4.875% due 06/15/2027	1,000	1,062
5.625% due 10/01/2024	500	541

Wyndham Destinations, Inc.
4.625% due 03/01/2030	1,500	1,589
6.625% due 07/31/2026	1,000	1,146

Wynn Las Vegas LLC
5.250% due 05/15/2027	1,000	1,033
5.500% due 03/01/2025	1,000	1,047

Wynn Resorts Finance LLC
5.125% due 10/01/2029	1,000	1,049

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

XPO Logistics, Inc.
6.250% due 05/01/2025	$1,000	$1,078
6.500% due 06/15/2022	500	503

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	750	753
6.125% due 03/01/2028	1,250	1,324

Ziggo Bond Co. BV
5.125% due 02/28/2030	1,500	1,585
6.000% due 01/15/2027	1,000	1,059

Ziggo BV
4.875% due 01/15/2030	500	527
5.500% due 01/15/2027	1,197	1,252

		570,501

UTILITIES 8.4%

Antero Midstream Partners LP
5.375% due 09/15/2024	500	489
5.750% due 03/01/2027	500	492

Archrock Partners LP
6.250% due 04/01/2028	1,000	1,044

Blue Racer Midstream LLC
6.625% due 07/15/2026	1,000	1,010

Calpine Corp.
3.750% due 03/01/2031	750	744
4.500% due 02/15/2028	1,000	1,042
4.625% due 02/01/2029	250	257
5.000% due 02/01/2031	375	392
5.125% due 03/15/2028	1,125	1,185
5.250% due 06/01/2026	503	521

CenturyLink, Inc.
4.000% due 02/15/2027	500	517
5.800% due 03/15/2022	1,000	1,044
6.450% due 06/15/2021	1,000	1,021

Clearway Energy Operating LLC
4.750% due 03/15/2028	500	537
5.000% due 09/15/2026	1,500	1,558

Covanta Holding Corp.
5.000% due 09/01/2030	500	536
5.875% due 07/01/2025	1,000	1,044
6.000% due 01/01/2027	500	527

Crestwood Midstream Partners LP
5.625% due 05/01/2027	1,000	992

CrownRock LP
5.625% due 10/15/2025	2,500	2,555

Embarq Corp.
7.995% due 06/01/2036	1,000	1,235

Endeavor Energy Resources LP
5.750% due 01/30/2028	2,000	2,160
6.625% due 07/15/2025	500	536

Frontier Communications Corp.
5.000% due 05/01/2028	500	522
5.875% due 10/15/2027	625	677
6.750% due 05/01/2029	750	804

Genesis Energy LP
6.500% due 10/01/2025	1,000	974
8.000% due 01/15/2027	750	748

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NRG Energy, Inc.
3.625% due 02/15/2031	$1,000	$1,031
5.250% due 06/15/2029	1,000	1,102
6.625% due 01/15/2027	1,500	1,586

NSG Holdings LLC
7.750% due 12/15/2025	886	942

Parsley Energy LLC
4.125% due 02/15/2028	500	531
5.375% due 01/15/2025	1,000	1,030
5.625% due 10/15/2027	1,500	1,644

PG&E Corp.
5.000% due 07/01/2028	250	267
5.250% due 07/01/2030	750	826

Sprint Capital Corp.
8.750% due 03/15/2032 (e)	2,000	3,169

Sprint Corp.
7.125% due 06/15/2024	2,000	2,341
7.625% due 02/15/2025	2,000	2,395
7.625% due 03/01/2026	1,000	1,243
7.875% due 09/15/2023 (e)	4,000	4,636

Talen Energy Supply LLC
6.500% due 06/01/2025	1,000	818
7.250% due 05/15/2027	1,000	1,067

Tallgrass Energy Partners LP
5.500% due 09/15/2024	2,000	2,040
5.500% due 01/15/2028	500	512
6.000% due 12/31/2030	500	517

Targa Resources Partners LP
5.000% due 01/15/2028	1,000	1,057
5.500% due 03/01/2030	1,000	1,087
5.875% due 04/15/2026	1,000	1,062
6.500% due 07/15/2027	750	816
6.875% due 01/15/2029	750	846

Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	1,232

Telecom Italia SpA
5.303% due 05/30/2024	1,000	1,089

TerraForm Power Operating LLC
4.250% due 01/31/2023	1,000	1,036
4.750% due 01/15/2030	500	536
5.000% due 01/31/2028	1,000	1,126

Vistra Operations Co. LLC
5.000% due 07/31/2027	1,000	1,061
5.500% due 09/01/2026	1,000	1,043
5.625% due 02/15/2027	2,000	2,130

		66,981

Total Corporate Bonds & Notes (Cost $660,866)		703,884

U.S. TREASURY OBLIGATIONS 2.0%

U.S. Treasury Notes
0.625% due 08/15/2030	5,000	4,873
2.250% due 11/15/2024 (g)	10,000	10,774

Total U.S. Treasury Obligations (Cost $15,111)		15,647

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Bear Stearns ALT-A Trust
3.491% due 11/25/2036 ^~	$310	$217

Countrywide Alternative Loan Trust
0.612% due 05/20/2046 ^•	52	44

Countrywide Home Loan Mortgage Pass-Through Trust
0.788% due 03/25/2035 •	24	21
3.209% due 05/20/2036 ^~	142	145

GSR Mortgage Loan Trust
2.824% due 04/25/2035 ~	2	2

IndyMac Mortgage Loan Trust
6.000% due 07/25/2037 ^	266	259

WaMu Mortgage Pass-Through Certificates Trust
2.722% due 12/25/2036 ^~	187	186

Washington Mutual Mortgage Pass-Through Certificates Trust
1.579% due 05/25/2046 ^•	18	15

Total Non-Agency Mortgage-Backed Securities (Cost $624)		889

ASSET-BACKED SECURITIES 0.0%

Credit-Based Asset Servicing & Securitization Trust
0.218% due 01/25/2037 ^•	73	30

Total Asset-Backed Securities (Cost $54)		30

Total Investments in Securities (Cost $693,296)		736,850

	SHARES
INVESTMENTS IN AFFILIATES 8.5%

SHORT-TERM INSTRUMENTS 8.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.5%

PIMCO Short-Term Floating NAV Portfolio III	6,836,189	67,412

Total Short-Term Instruments (Cost $67,329)		67,412

Total Investments in Affiliates (Cost $67,329)		67,412

Total Investments 101.3% (Cost $760,625)		$804,262

Financial Derivative Instruments (f)(h) 0.1% (Cost or Premiums, net $1,863)		853

Other Assets and Liabilities, net (1.4)%		(10,852)

Net Assets 100.0%		$794,263

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Schedule of Investments	PIMCO High Yield Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
JPS	(0.500)%	10/20/2020	01/21/2021	$(390)	$(389)
NOM	0.750	10/28/2020	01/29/2021	(13,088)	(13,107)
UBS	0.800	10/13/2020	01/15/2021	(9,995)	(10,014)

Total Reverse Repurchase Agreements					$(23,510)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
JPS	$0	$(389)	$0	$(389)	$514	$125
NOM	0	(13,107)	0	(13,107)	14,060	953
UBS	0	(10,014)	0	(10,014)	12,464	2,450

Total Borrowings and Other Financing Transactions	$0	$(23,510)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(23,510)	$0	$0	$(23,510)

Total Borrowings	$0	$(23,510)	$0	$0	$(23,510)

Payable for reverse repurchase agreements					$(23,510)

(e)	Securities with an aggregate market value of $27,317 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(17,491) at a weighted average interest rate of 0.982%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	5.000%	Quarterly	12/20/2025	$30,000	$1,894	$962	$2,856	$59	$0

Total Swap Agreements					$1,894	$962	$2,856	$59	$0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$59	$59	$0	$0	$0	$0

(g)

Securities with an aggregate market value of $551 and cash of $3,398 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
HUS	01/2021	EUR	795	$953	$0	$(19)

Total Forward Foreign Currency Contracts					$0	$(19)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.239% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/21/2021	$15,000	$(7)	$158	$151	$0

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	0.239% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/22/2021	10,000	(24)	686	662	0

Total Swap Agreements								$(31)	$844	$813	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BRC	$0	$0	$151	$151	$0	$0	$0	$0	$151	$0	$151
GST	0	0	662	662	0	0	0	0	662	(570)	92
HUS	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)

Total Over the Counter	$0	$0	$813	$813	$(19)	$0	$0	$(19)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	21

Schedule of Investments	PIMCO High Yield Portfolio	(Cont.)

(1)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$59	$0	$0	$0	$59

Over the counter
Swap Agreements	$0	$0	$0	$0	$813	$813

	$0	$59	$0	$0	$813	$872

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19	$0	$19

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(2,811)	$0	$0	$7	$(2,804)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(69)	$0	$(69)
Swap Agreements	0	0	0	0	414	414

	$0	$0	$0	$(69)	$414	$345

	$0	$(2,811)	$0	$(69)	$421	$(2,459)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(230)	$0	$0	$0	$(230)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4)	$0	$(4)
Swap Agreements	0	0	0	0	134	134

	$0	$0	$0	$(4)	$134	$130

	$0	$(230)	$0	$(4)	$134	$(100)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$16,400	$0	$16,400
Corporate Bonds & Notes
Banking & Finance	0	66,402	0	66,402
Industrials	0	570,501	0	570,501
Utilities	0	66,981	0	66,981
U.S. Treasury Obligations	0	15,647	0	15,647
Non-Agency Mortgage-Backed Securities	0	889	0	889
Asset-Backed Securities	0	30	0	30

	$0	$736,850	$0	$736,850

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$67,412	$0	$0	$67,412

Total Investments	$67,412	$736,850	$0	$804,262

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$59	$0	$59
Over the counter	0	813	0	813

	$0	$872	$0	$872

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(19)	$0	$(19)

Total Financial Derivative Instruments	$0	$853	$0	$853

Totals	$67,412	$737,703	$0	$805,115

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO High Yield Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	|	DECEMBER 31, 2020	25

Notes to Financial Statements	(Cont.)

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not

26	PIMCO VARIABLE INSURANCE TRUST

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open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

ANNUAL REPORT	|	DECEMBER 31, 2020	27

Notes to Financial Statements	(Cont.)

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$53,790	$464,156	$(450,400)	$(159)	$25	$67,412	$355	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

ANNUAL REPORT	|	DECEMBER 31, 2020	29

Notes to Financial Statements	(Cont.)

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these

30	PIMCO VARIABLE INSURANCE TRUST

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securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Line of Credit  The Portfolio entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Portfolio pays financing charges based on a combination of a London Interbank Offered Rate -based variable rate plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts. As of December 31, 2020, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the Portfolio are disclosed as part of the interest expense on the Statement of Operations.

During the year, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

$41,000,000	08/31/2021	$98,585

*	Maximum available commitment prior to renewal on September 2, 2020, for the Portfolio was $47,000,000.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In

ANNUAL REPORT	|	DECEMBER 31, 2020	31

Notes to Financial Statements	(Cont.)

periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements   on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying

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Notes to Financial Statements	(Cont.)

securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of

Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Notes to Financial Statements	(Cont.)

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

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Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of

Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared

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Notes to Financial Statements	(Cont.)

OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such postings. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.35%	0.35%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and

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governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$9,835	$42,594	$231,038	$338,981

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	DECEMBER 31, 2020	39

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	880	$6,982	169	$1,302

Administrative Class	24,814	188,725	22,414	173,827

Advisor Class	7,165	54,302	7,096	54,885
Issued as reinvestment of distributions

Institutional Class	63	482	69	535

Administrative Class	4,991	38,039	5,741	44,700

Advisor Class	117	899	186	1,450
Cost of shares redeemed

Institutional Class	(1,081)	(8,470)	(99)	(769)

Administrative Class	(46,993)	(359,126)	(32,016)	(248,564)

Advisor Class	(9,067)	(69,387)	(5,290)	(40,959)

Net increase (decrease) resulting from Portfolio share transactions	(19,111)	$(147,554)	(1,730)	$(13,593)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 61% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO High Yield Portfolio	$0	$5,031	$0	$44,844	$0	($29,428)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO High Yield Portfolio	$3,315	$26,113

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO High Yield Portfolio	$763,075	$48,287	($3,450)	$44,837

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain forward contracts, realized and unrealized gain (loss) swap contracts, and Lehman securities.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO High Yield Portfolio	$0	$39,435	$0	$0	$0	$46,685	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	DECEMBER 31, 2020	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO High Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

42	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	NOM	Nomura Securities International Inc.

GST	Goldman Sachs International	JPS	J.P. Morgan Securities LLC	UBS	UBS Securities LLC

Currency Abbreviations:

EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ALT	Alternate Loan Trust	PIK	Payment-in-Kind	TBA	To-Be-Announced

LIBOR	London Interbank Offered Rate

ANNUAL REPORT	|	DECEMBER 31, 2020	43

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)

PIMCO High Yield Portfolio	0.00%	0.00%	$38,997	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO High Yield Portfolio	93.90%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	DECEMBER 31, 2020	45

Management of the Trust (Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy[1]	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	|	DECEMBER 31, 2020	47

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a

ANNUAL REPORT	|	DECEMBER 31, 2020	49

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended

March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

50	PIMCO HIGH YIELD PORTFOLIO

(Unaudited)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

ANNUAL REPORT	|	DECEMBER 31, 2020	51

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

52	PIMCO HIGH YIELD PORTFOLIO

(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	|	DECEMBER 31, 2020	53

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT12AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO Income Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO Income Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar

4	PIMCO VARIABLE INSURANCE TRUST

LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Income Portfolio	04/29/16	04/29/16	—	04/29/16	04/29/16	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO Income Portfolio	(Cont.)

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act.

The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Income Portfolio

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2020†§

U.S. Government Agencies	26.9%

Corporate Bonds & Notes	26.6%

U.S. Treasury Obligations	17.0%

Asset-Backed Securities	13.1%

Non-Agency Mortgage-Backed Securities	6.5%

Sovereign Issues	4.8%

Short-Term Instruments‡	2.3%

Loan Participations and Assignments	2.2%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	Inception≈
PIMCO Income Portfolio Institutional Class	6.67%	6.41%
PIMCO Income Portfolio Administrative Class	6.51%	6.25%
PIMCO Income Portfolio Advisor Class	6.41%	6.14%
Bloomberg Barclays U.S. Aggregate Index±	7.51%	4.00%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 4/29/2016

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.82% for Institutional Class shares, 0.97% for Administrative Class shares, and 1.07% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Income Portfolio seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Portfolio will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing strategies that seek to optimize portfolio income (i.e., strategies that prioritize current income over total return). The capital appreciation sought by the Portfolio generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. duration contributed to performance, as interest rates in the U.S. decreased.

»	Exposure to investment grade corporate credit contributed to performance, as these securities posted positive returns.

»	Exposure to the U.S. cash rate contributed to performance, as 3-month London Inter-Bank Offered Rate was positive.

»	Exposure to emerging market currencies including long exposure to the Brazilian real and the Argentine peso detracted from performance as these currencies depreciated in value.

»	Short exposure to Japanese duration detracted from performance as the Japanese Interest Rate Swap (“IRSW”) curve decreased slightly over the first quarter.

»	Short exposure to U.K. duration detracted from performance as interest rates in the United Kingdom decreased.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

Expense Example PIMCO Income Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,073.50	$3.60	$1,000.00	$1,022.07	$3.51	0.68%
Administrative Class	1,000.00	1,072.70	4.39	1,000.00	1,021.31	4.29	0.83
Advisor Class	1,000.00	1,072.10	4.92	1,000.00	1,020.79	4.80	0.93

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights	PIMCO Income Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2020	$10.87	$0.38	$0.30	$0.68	$(0.51)	$(0.03)	$(0.54)

12/31/2019	10.37	0.44	0.45	0.89	(0.39)	0.00	(0.39)

12/31/2018	10.74	0.45	(0.40)	0.05	(0.35)	(0.07)	(0.42)

12/31/2017	10.19	0.36	0.47	0.83	(0.28)	0.00	(0.28)

04/29/2016 - 12/31/2016	10.00	0.18	0.41	0.59	(0.38)	(0.02)	(0.40)
Administrative Class

12/31/2020	10.87	0.36	0.31	0.67	(0.50)	(0.03)	(0.53)

12/31/2019	10.37	0.43	0.45	0.88	(0.38)	0.00	(0.38)

12/31/2018	10.74	0.40	(0.37)	0.03	(0.33)	(0.07)	(0.40)

12/31/2017	10.19	0.35	0.47	0.82	(0.27)	0.00	(0.27)

04/29/2016 - 12/31/2016	10.00	0.22	0.36	0.58	(0.37)	(0.02)	(0.39)
Advisor Class

12/31/2020	10.87	0.35	0.31	0.66	(0.49)	(0.03)	(0.52)

12/31/2019	10.37	0.42	0.45	0.87	(0.37)	0.00	(0.37)

12/31/2018	10.74	0.39	(0.37)	0.02	(0.32)	(0.07)	(0.39)

12/31/2017	10.19	0.33	0.48	0.81	(0.26)	0.00	(0.26)

04/29/2016 - 12/31/2016	10.00	0.20	0.37	0.57	(0.36)	(0.02)	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.01	6.67%	$4,454	0.69%		0.69%		0.66%		0.66%		3.59%		390%

10.87	8.73	1,503	0.82		0.82		0.65		0.65		4.14		267

10.37	0.54	1,382	0.89		0.89		0.65		0.65		4.29		188

10.74	8.24	29	0.67		0.67		0.65		0.65		3.38		206

10.19	5.92	26	0.65	*	0.69	*	0.65	*	0.69	*	2.69	*	203

11.01	6.51	159,538	0.84		0.84		0.81		0.81		3.40		390

10.87	8.57	141,089	0.97		0.97		0.80		0.80		4.00		267

10.37	0.39	96,244	1.04		1.04		0.80		0.80		3.83		188

10.74	8.08	85,702	0.82		0.82		0.80		0.80		3.27		206

10.19	5.82	17,864	0.80	*	0.84	*	0.80	*	0.84	*	3.19	*	203

11.01	6.41	217,730	0.94		0.94		0.91		0.91		3.30		390

10.87	8.46	207,647	1.07		1.07		0.90		0.90		3.89		267

10.37	0.29	181,869	1.14		1.14		0.90		0.90		3.73		188

10.74	7.97	170,758	0.92		0.92		0.90		0.90		3.13		206

10.19	5.74	168,696	0.90	*	0.94	*	0.90	*	0.94	*	2.92	*	203

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities PIMCO Income Portfolio	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$522,373
Investments in Affiliates	7,742
Financial Derivative Instruments
Exchange-traded or centrally cleared	70
Over the counter	2,441
Deposits with counterparty	1,553
Foreign currency, at value	1,690
Receivable for investments sold	1
Receivable for TBA investments sold	159,355
Receivable for Portfolio shares sold	627
Interest and/or dividends receivable	3,018
Dividends receivable from Affiliates	1
Total Assets	698,871

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$54,940
Financial Derivative Instruments
Exchange-traded or centrally cleared	153
Over the counter	1,509
Payable for investments purchased	117
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	258,605
Payable for unfunded loan commitments	33
Deposits from counterparty	1,423
Payable for Portfolio shares redeemed	13
Overdraft due to custodian	56
Accrued investment advisory fees	87
Accrued supervisory and administrative fees	139
Accrued distribution fees	50
Accrued servicing fees	22
Accrued reimbursement to PIMCO	1
Total Liabilities	317,149

Net Assets	$381,722

Net Assets Consist of:

Paid in capital	$359,495
Distributable earnings (accumulated loss)	22,227

Net Assets	$381,722

Net Assets:

Institutional Class	$4,454
Administrative Class	159,538
Advisor Class	217,730

Shares Issued and Outstanding:

Institutional Class	405
Administrative Class	14,491
Advisor Class	19,775

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.01
Administrative Class	11.01
Advisor Class	11.01

Cost of investments in securities	$499,680
Cost of investments in Affiliates	$7,741
Cost of foreign currency held	$1,586
Cost or premiums of financial derivative instruments, net	$(7,328)

* Includes repurchase agreements of:	$540

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Income Portfolio

Year Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$14,359
Dividends	3
Dividends from Investments in Affiliates	14
Total Income	14,376

Expenses:

Investment advisory fees	848
Supervisory and administrative fees	1,357
Servicing fees - Administrative Class	209
Distribution and/or servicing fees - Advisor Class	490
Trustee fees	9
Interest expense	111
Miscellaneous expense	23
Total Expenses	3,047
Waiver and/or Reimbursement by PIMCO	(9)
Net Expenses	3,038

Net Investment Income (Loss)	11,338

Net Realized Gain (Loss):

Investments in securities	784
Investments in Affiliates	(8)
Exchange-traded or centrally cleared financial derivative instruments	(6,761)
Over the counter financial derivative instruments	(2,613)
Short sales	(173)
Foreign currency	(358)

Net Realized Gain (Loss)	(9,129)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	12,775
Exchange-traded or centrally cleared financial derivative instruments	3,652
Over the counter financial derivative instruments	928
Short sales	(22)
Foreign currency assets and liabilities	(255)

Net Change in Unrealized Appreciation (Depreciation)	17,078

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,287

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO Income Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$11,338	$12,414
Net realized gain (loss)	(9,129)	5,772
Net change in unrealized appreciation (depreciation)	17,078	7,100

Net Increase (Decrease) in Net Assets Resulting from Operations	19,287	25,286

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(148)	(53)
Administrative Class	(6,832)	(4,254)
Advisor Class	(9,287)	(6,630)

Total Distributions(a)	(16,267)	(10,937)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	28,463	56,395

Total Increase (Decrease) in Net Assets	31,483	70,744

Net Assets:

Beginning of year	350,239	279,495
End of year	$381,722	$350,239

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Income Portfolio	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.1%

Advanz Pharma Corp.
6.500% due 09/06/2024	$96	$93

Altice France S.A.
4.237% due 08/14/2026	98	98

Avantor, Inc.
3.250% due 11/21/2024	14	14

Avolon TLB Borrower (U.S.) LLC
2.250% due 02/12/2027	30	29
2.500% due 01/15/2025	63	63

Axalta Coating Systems U.S. Holdings, Inc.
2.004% due 06/01/2024	8	8

Bausch Health Cos., Inc.
2.898% due 11/27/2025	45	45
3.148% due 06/02/2025	4	4

Beacon Roofing Supply, Inc.
2.397% due 01/02/2025	19	19

BWAY Holding Co.
3.480% due 04/03/2024	19	19

Caesars Resort Collection LLC
2.897% due 12/23/2024	194	191

Carnival Corp.
8.500% due 06/30/2025	995	1,031

CommScope, Inc.
3.397% due 04/06/2026	99	98

Core & Main LP
3.750% due 08/01/2024	10	10

Cornerstone Building Brands, Inc.
3.904% due 04/12/2025	127	127

Delta Air Lines, Inc.
5.750% due 04/29/2023	104	106

Diamond Resorts Corp.
4.750% due 09/02/2023	292	277

Elanco Animal Health, Inc.
1.905% due 08/01/2027	74	74

Emerald TopCo, Inc.
3.714% due 07/24/2026	16	16

Envision Healthcare Corp.
3.897% due 10/10/2025	1,157	971

EyeCare Partners LLC
3.750% - 3.897% due 02/18/2027	32	31

Forest City Enterprises LP
3.647% due 12/08/2025	98	94

Froneri International PLC
2.397% due 01/31/2027	64	63

Hilton Worldwide Finance LLC
1.898% due 06/22/2026	1,104	1,093

Ingersoll Rand Co. Ltd.
1.897% due 03/01/2027	54	53

Intelsat Jackson Holdings S.A.
3.600% - 6.500% due 07/13/2022	205	210
8.000% due 11/27/2023	750	760
8.625% due 01/02/2024	57	58

Jefferies Finance LLC
3.188% due 06/03/2026	22	22

KFC Holding Co.
1.908% due 04/03/2025	1,537	1,531

Lealand Finance Company B.V. (1.147% Cash and 3.000% PIK)
4.147% due 06/30/2025 (a)	13	9

Messer Industrie GmbH
2.754% due 03/01/2026	64	64

MH Sub LLC
3.647% due 09/13/2024	39	38

Nascar Holdings, Inc.
2.900% due 10/19/2026	14	13

Neiman Marcus Group Ltd. LLC
13.000% due 09/25/2025	450	481

Pacific Drilling Co. LLC
1.000% due 12/31/2025 µ	33	33

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PetSmart, Inc.
4.500% due 03/11/2022		$1,071	$1,071

PUG LLC
3.647% due 02/12/2027		20	19

Refinitiv U.S. Holdings, Inc.
3.397% due 10/01/2025		441	441

RPI Intermediate Finance Trust
1.897% due 02/11/2027		7	7

Sequa Mezzanine Holdings LLC
7.750% due 11/28/2023 «		1,243	1,253

Sequa Mezzanine Holdings LLC (11.750% Cash and 6.750% PIK)
18.500% due 04/28/2024 (a)		42	36

Sinclair Television Group, Inc.
2.650% due 09/30/2026		31	30

Sotera Health Holdings LLC
5.500% due 12/11/2026		61	61

SS&C Technologies Holdings Europe SARL
1.897% due 04/16/2025		69	69

SS&C Technologies, Inc.
1.897% due 04/16/2025		96	95

Starfruit Finco BV
3.153% due 10/01/2025		96	95

Sunshine Luxembourg SARL
4.254% due 10/01/2026		124	124

Syniverse Holdings, Inc.
6.000% due 03/09/2023		64	58

U.S. Renal Care, Inc.
5.147% due 06/26/2026		57	57

Univision Communications, Inc.
3.750% due 03/15/2024		163	162

Valaris PLC
TBD% due 08/17/2021 «		10	10

Westmoreland Mining Holdings LLC
9.250% due 03/15/2022		3	3

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (a)		18	9

Whatabrands LLC
2.970% due 07/31/2026		11	11

Windstream Services LLC
7.250% due 09/21/2027		14	14

Zayo Group Holdings, Inc.
3.147% due 03/09/2027		178	177

Total Loan Participations and Assignments (Cost $11,592)			11,648

CORPORATE BONDS & NOTES 37.0%

BANKING & FINANCE 15.7%

AIB Group PLC
4.263% due 04/10/2025 •		300	328

Ally Financial, Inc.
8.000% due 11/01/2031		3	4

Ambac LSNI LLC
6.000% due 02/12/2023 •		309	308

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		90	92
3.250% due 02/15/2027		23	24
5.125% due 10/01/2023		636	681
5.500% due 01/15/2023		62	66

Banca Carige SpA
1.189% due 10/25/2021 •	EUR	600	737

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	400	119

Barclays PLC
1.601% (US0003M + 1.380%) due 05/16/2024 ~		$200	203
3.375% due 04/02/2025 •	EUR	1,400	1,888
4.338% due 05/16/2024 •		$200	217
6.125% due 12/15/2025 •(g)(h)		1,000	1,080
6.375% due 12/15/2025 •(g)(h)	GBP	800	1,185
7.125% due 06/15/2025 •(g)(h)		200	306
7.250% due 03/15/2023 •(g)(h)		400	582
7.875% due 09/15/2022 •(g)(h)		300	437

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BGC Partners, Inc.
3.750% due 10/01/2024		$38	$40
5.375% due 07/24/2023		2,218	2,402

BNP Paribas S.A.
4.705% due 01/10/2025 •		210	234

Brighthouse Financial, Inc.
3.700% due 06/22/2027		12	13

Brixmor Operating Partnership LP
1.264% (US0003M + 1.050%) due 02/01/2022 ~		64	64

Brookfield Finance, Inc.
4.700% due 09/20/2047		56	71

Cantor Fitzgerald LP
4.875% due 05/01/2024		42	47

CBL & Associates LP
5.950% due 12/15/2026 ^(b)		74	29

CIT Group, Inc.
4.125% due 03/09/2021		18	18
5.000% due 08/15/2022		160	170

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	1,200	1,509

Credit Suisse Group AG
7.500% due 07/17/2023 •(g)(h)		$200	219

CTR Partnership LP
5.250% due 06/01/2025		28	29

Deutsche Bank AG
3.300% due 11/16/2022		100	104
3.375% due 05/12/2021		1,054	1,064
3.961% due 11/26/2025 •		1,050	1,148
4.250% due 02/04/2021		200	201
4.250% due 10/14/2021		1,370	1,405

EPR Properties
4.750% due 12/15/2026		5	5
4.950% due 04/15/2028		10	10

Equinix, Inc.
2.875% due 02/01/2026	EUR	50	62

Equitable Holdings, Inc.
5.000% due 04/20/2048		$3	4

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		34	38
4.850% due 04/17/2028		9	10

FCE Bank PLC
1.875% due 06/24/2021	EUR	300	368

Ford Motor Credit Co. LLC
1.744% due 07/19/2024		100	122
2.770% (US0003M + 2.550%) due 01/07/2021 ~		$200	200
3.087% due 01/09/2023		200	204
3.360% (US0003M + 3.140%) due 01/07/2022 ~		200	201
3.550% due 10/07/2022		200	204

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		184	193
6.750% due 03/15/2022		149	150

GE Capital Funding LLC
3.450% due 05/15/2025		1,300	1,436

GLP Capital LP
4.000% due 01/15/2031		1,685	1,842
5.250% due 06/01/2025		15	17
5.300% due 01/15/2029		66	77

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		66	72

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		200	205

Highwoods Realty LP
3.050% due 02/15/2030		4	4

Howard Hughes Corp.
5.375% due 03/15/2025		56	58

HSBC Holdings PLC
1.600% (US0003M + 1.380%) due 09/12/2026 ~		200	203
2.848% due 06/04/2031 •		1,640	1,764
3.000% due 05/29/2030 •	GBP	100	156
3.973% due 05/22/2030 •		$200	231

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.292% due 09/12/2026 •		$200	$228
5.875% due 09/28/2026 •(g)(h)	GBP	200	302
6.500% due 03/23/2028 •(g)(h)		$200	225

Hudson Pacific Properties LP
3.950% due 11/01/2027		13	14

Hunt Cos., Inc.
6.250% due 02/15/2026		10	10

ING Groep NV
5.750% due 11/16/2026 •(g)(h)		200	218

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(g)(h)	EUR	2,341	2,872

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$28	28

Kilroy Realty LP
3.050% due 02/15/2030		6	6

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		19	19

Life Storage LP
3.875% due 12/15/2027		6	7

Lifestorage LP
3.500% due 07/01/2026		900	1,017

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(g)(h)	EUR	849	1,118
7.500% due 06/27/2024 •(g)(h)		$200	226
7.500% due 09/27/2025 •(g)(h)		400	461
7.625% due 06/27/2023 •(g)(h)	GBP	600	904
7.875% due 06/27/2029 •(g)(h)		750	1,272

Morgan Stanley
7.500% due 04/02/2032 þ(i)		$300	258

National Retail Properties, Inc.
2.500% due 04/15/2030		2	2

Nationwide Building Society
4.302% due 03/08/2029 •		200	233

Natwest Group PLC
1.691% (US0003M + 1.470%) due 05/15/2023 ~		200	202
4.445% due 05/08/2030 •		400	476
4.892% due 05/18/2029 •		200	241
5.076% due 01/27/2030 •		200	246
8.000% due 08/10/2025 •(g)(h)		1,800	2,101
8.625% due 08/15/2021 •(g)(h)		400	416

Navient Corp.
5.500% due 01/25/2023		800	838
6.500% due 06/15/2022		680	721
6.625% due 07/26/2021		695	711

New York Life Insurance Co.
3.750% due 05/15/2050		3	4

Newmark Group, Inc.
6.125% due 11/15/2023		44	48

Nissan Motor Acceptance Corp.
1.114% (US0003M + 0.890%) due 01/13/2022 ~		5	5
1.900% due 09/14/2021		9	9

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		42	45

OneMain Finance Corp.
5.625% due 03/15/2023		1,994	2,145
6.125% due 05/15/2022		234	249
6.125% due 03/15/2024		66	72

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		36	36
4.500% due 03/15/2023		83	87
5.250% due 08/15/2022		1,470	1,543
5.500% due 02/15/2024		19	21

Physicians Realty LP
3.950% due 01/15/2028		12	13

QNB Finance Ltd.
1.664% (US0003M + 1.450%) due 08/11/2021 ~		1,400	1,410
1.788% (US0003M + 1.570%) due 07/18/2021 ~		200	201

Regency Centers LP
2.950% due 09/15/2029		4	4
3.700% due 06/15/2030		42	48

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sabra Health Care LP
4.800% due 06/01/2024		$15	$16

Santander Holdings USA, Inc.
3.400% due 01/18/2023		24	25
4.400% due 07/13/2027		21	24

Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(g)(h)	GBP	2,250	3,223

SL Green Operating Partnership LP
3.250% due 10/15/2022		$8	8

Societe Generale S.A.
7.375% due 10/04/2023 •(g)(h)		300	324

Spirit Realty LP
3.400% due 01/15/2030		16	17

Starwood Property Trust, Inc.
4.750% due 03/15/2025		18	19

State Bank of India
4.000% due 01/24/2022		400	412

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	201	326

STORE Capital Corp.
4.500% due 03/15/2028		$10	11
4.625% due 03/15/2029		7	8

UBS AG
4.750% due 02/12/2026 •(h)	EUR	1,200	1,475

UBS Group AG
5.750% due 02/19/2022 •(g)(h)		850	1,091
6.875% due 03/22/2021 •(g)(h)		$2,200	2,226
7.125% due 08/10/2021 •(g)(h)		1,300	1,341

UniCredit SpA
7.830% due 12/04/2023		1,490	1,769
9.250% due 06/03/2022 •(g)(h)	EUR	1,100	1,477

Welltower, Inc.
4.250% due 04/15/2028		$8	9

WP Carey, Inc.
3.850% due 07/15/2029		7	8

			59,981

INDUSTRIALS 14.9%

Altice Financing S.A.
3.000% due 01/15/2028	EUR	1,700	2,006

Altice France S.A.
7.375% due 05/01/2026		$1,700	1,791

American Airlines Pass-Through Trust
3.350% due 04/15/2031		17	17
4.000% due 01/15/2027		545	463

Anheuser-Busch InBev Worldwide, Inc.
4.500% due 06/01/2050		175	221
4.600% due 06/01/2060		61	78

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		41	42
4.375% due 01/15/2028		12	12

Bacardi Ltd.
4.450% due 05/15/2025		100	112
4.700% due 05/15/2028		100	119

Banner Health
3.181% due 01/01/2050		30	33

Boeing Co.
5.040% due 05/01/2027		238	278
5.150% due 05/01/2030		312	378
5.705% due 05/01/2040		537	696
5.805% due 05/01/2050		440	608
5.930% due 05/01/2060		573	813

Bombardier, Inc.
6.000% due 10/15/2022		60	59
6.125% due 01/15/2023		52	51
7.500% due 03/15/2025		6	6
7.875% due 04/15/2027		177	163

British Airways Pass-Through Trust
4.625% due 12/20/2025		187	187

Broadcom Corp.
3.875% due 01/15/2027		109	123

Broadcom, Inc.
4.110% due 09/15/2028		16	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.150% due 11/15/2030	$132	$153
4.300% due 11/15/2032	202	240
5.000% due 04/15/2030	5	6

Carnival Corp.
11.500% due 04/01/2023	383	443

CCO Holdings LLC
4.500% due 08/15/2030	89	95
4.750% due 03/01/2030	98	106

Centene Corp.
4.250% due 12/15/2027	35	37
4.750% due 01/15/2025	97	100

Charter Communications Operating LLC
1.864% (US0003M + 1.650%) due 02/01/2024 ~	252	259
4.800% due 03/01/2050	90	108

Citrix Systems, Inc.
3.300% due 03/01/2030	16	18

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	81	82

Community Health Systems, Inc.
5.625% due 03/15/2027	1,420	1,529
6.000% due 01/15/2029	300	324
6.625% due 02/15/2025	1,608	1,695
8.000% due 03/15/2026	246	265
8.625% due 01/15/2024	505	527

Connect Finco SARL
6.750% due 10/01/2026	32	35

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	4	4

Corning, Inc.
5.450% due 11/15/2079	30	41

CVS Pass-Through Trust
5.789% due 01/10/2026	202	220

DAE Funding LLC
4.500% due 08/01/2022	24	24
5.000% due 08/01/2024	47	48
5.250% due 11/15/2021	209	214
5.750% due 11/15/2023	98	101

Dell International LLC
6.200% due 07/15/2030	1,368	1,780

Delta Air Lines, Inc.
7.000% due 05/01/2025	381	440

Diamond Resorts International, Inc.
7.750% due 09/01/2023	303	312

Empresa de Transporte de Pasajeros Metro S.A.
4.700% due 05/07/2050	200	252

Energy Transfer Operating LP
2.900% due 05/15/2025	18	19
3.750% due 05/15/2030	41	44
5.000% due 05/15/2050	37	40

Energy Transfer Partners LP
5.000% due 10/01/2022	1,050	1,115

EOG Resources, Inc.
4.950% due 04/15/2050	6	8

Exela Intermediate LLC
10.000% due 07/15/2023	43	13

Expedia Group, Inc.
6.250% due 05/01/2025	16	19
7.000% due 05/01/2025	1,719	1,894

Gap, Inc.
8.375% due 05/15/2023	66	75
8.625% due 05/15/2025	296	331
8.875% due 05/15/2027	152	177

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022	800	845
6.510% due 03/07/2022	500	531

General Electric Co.
4.250% due 05/01/2040	19	22
4.350% due 05/01/2050	20	24
5.550% due 01/05/2026	166	201
5.875% due 01/14/2038	8	11
6.150% due 08/07/2037	1	1
6.875% due 01/10/2039	18	27

General Motors Co.
6.800% due 10/01/2027 (i)	28	36

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		$2,500	$2,611

iHeartCommunications, Inc.
6.375% due 05/01/2026		284	305

IHS Markit Ltd.
4.000% due 03/01/2026		2	2

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(b)		60	16

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(b)		1,427	970
8.000% due 02/15/2024		129	132
8.500% due 10/15/2024 ^(b)		878	630
9.750% due 07/15/2025 ^(b)		688	496

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(b)		182	9

Kraft Heinz Foods Co.
3.000% due 06/01/2026		130	136
3.750% due 04/01/2030		128	137
3.875% due 05/15/2027		160	173
4.250% due 03/01/2031		138	154
5.500% due 06/01/2050		3,286	4,150

Leidos, Inc.
4.375% due 05/15/2030		12	14

Level 3 Financing, Inc.
3.400% due 03/01/2027		1,557	1,699
3.875% due 11/15/2029		52	58

Marriott International, Inc.
4.625% due 06/15/2030		12	14

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		32	34

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		380	396

Micron Technology, Inc.
4.663% due 02/15/2030		60	74
5.327% due 02/06/2029		34	43

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	11	16

Moody’s Corp.
3.250% due 05/20/2050		$2	2

NCL Corp. Ltd.
3.625% due 12/15/2024		6	6

Netflix, Inc.
3.625% due 06/15/2030	EUR	100	139
3.875% due 11/15/2029		192	272
4.625% due 05/15/2029		100	148
4.875% due 06/15/2030		$100	115
5.375% due 11/15/2029		28	33

Noble Corp.
15.000% due 02/16/2028 «		29	29

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(b)		149	60

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		364	337

NXP BV
4.300% due 06/18/2029		105	125

Occidental Petroleum Corp.
1.671% (US0003M + 1.450%) due 08/15/2022 ~		30	29

Oracle Corp.
3.850% due 04/01/2060		26	32
4.000% due 07/15/2046		27	33

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		13	14

Pacific Drilling SA
8.375% due 10/01/2023 ^(b)		188	50

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(b)		385	15
5.500% due 04/12/2037 ^(b)		382	15
6.000% due 05/16/2024 ^(b)		141	6
6.000% due 11/15/2026 ^(b)		63	3
9.750% due 05/17/2035 ^(b)		100	4

Petroleos Mexicanos
5.950% due 01/28/2031		430	430
6.490% due 01/23/2027		40	42

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 03/13/2027		$120	$127
6.500% due 01/23/2029		954	988
6.750% due 09/21/2047		10	9
6.840% due 01/23/2030		736	772
6.950% due 01/28/2060		337	317
7.690% due 01/23/2050		60	61

PetSmart, Inc.
5.875% due 06/01/2025		32	33

Post Holdings, Inc.
4.625% due 04/15/2030		34	36

PTC, Inc.
3.625% due 02/15/2025		18	19

QVC, Inc.
4.450% due 02/15/2025		86	92
4.850% due 04/01/2024		29	31

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	100	129

Rolls-Royce PLC
3.375% due 06/18/2026	GBP	1,000	1,369

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		$189	215
11.500% due 06/01/2025		291	341

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		162	192

Sands China Ltd.
5.125% due 08/08/2025		1,412	1,587
5.400% due 08/08/2028		200	235

Saudi Arabian Oil Co.
3.250% due 11/24/2050		1,800	1,825

Seagate HDD Cayman
4.125% due 01/15/2031		27	29

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025		21	23

Southwest Airlines Co.
5.125% due 06/15/2027		82	98
5.250% due 05/04/2025		28	32

Sprint Spectrum Co. LLC
5.152% due 09/20/2029		200	232

Staples, Inc.
7.500% due 04/15/2026		7	7

Tenet Healthcare Corp.
4.625% due 07/15/2024		8	8

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		8	8

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		463	463
2.800% due 07/21/2023		100	99
3.250% due 04/15/2022	EUR	100	124
6.000% due 01/31/2025		100	133

Topaz Solar Farms LLC
4.875% due 09/30/2039		$32	35
5.750% due 09/30/2039		225	259

TransDigm, Inc.
5.500% due 11/15/2027		22	23

Transocean, Inc.
7.250% due 11/01/2025		92	47
7.500% due 01/15/2026		40	19
8.000% due 02/01/2027		65	32

Triumph Group, Inc.
5.250% due 06/01/2022		12	11
6.250% due 09/15/2024		15	15

U.S. Renal Care, Inc.
10.625% due 07/15/2027		38	42

United Airlines Pass-Through Trust
5.875% due 04/15/2029		3,468	3,757

Univision Communications, Inc.
5.125% due 02/15/2025		555	560
9.500% due 05/01/2025		36	40

Vail Resorts, Inc.
6.250% due 05/15/2025		19	20

Valaris PLC
5.750% due 10/01/2044 ^(b)		70	3
7.750% due 02/01/2026 ^(b)		10	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vale Overseas Ltd.
6.250% due 08/10/2026		$95	$118
6.875% due 11/21/2036		55	81
6.875% due 11/10/2039		22	33

VMware, Inc.
3.900% due 08/21/2027		20	23
4.700% due 05/15/2030		2,606	3,138

Walt Disney Co.
3.500% due 05/13/2040		85	100
3.600% due 01/13/2051		150	182
3.800% due 05/13/2060		101	128

Western Digital Corp.
4.750% due 02/15/2026		94	104

Western Midstream Operating LP
2.074% (US0003M + 1.850%) due 01/13/2023 ~		24	24
6.250% due 02/01/2050		17	19

Windstream Escrow LLC
7.750% due 08/15/2028		42	42

Wyndham Destinations, Inc.
3.900% due 03/01/2023		4	4
4.250% due 03/01/2022		2	2
4.625% due 03/01/2030		21	22
5.650% due 04/01/2024		11	12
6.000% due 04/01/2027		41	46

Wynn Macau Ltd.
5.125% due 12/15/2029		760	777

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	3,890	27

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		$117	117
6.125% due 03/01/2028		47	50

			56,919

UTILITIES 6.4%

AT&T, Inc.
3.500% due 06/01/2041		305	329
3.650% due 06/01/2051		332	348
3.850% due 06/01/2060		239	251

CenturyLink, Inc.
4.000% due 02/15/2027		34	35

Edison International
2.400% due 09/15/2022		75	77
2.950% due 03/15/2023		3	3
3.125% due 11/15/2022		38	39
3.550% due 11/15/2024		42	45
5.750% due 06/15/2027		39	47

Enable Midstream Partners LP
4.950% due 05/15/2028		9	9

FirstEnergy Corp.
2.850% due 07/15/2022		1,400	1,424

Gazprom OAO Via Gaz Capital S.A.
2.949% due 01/24/2024	EUR	640	824

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		$1	1

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		8	7

ONEOK, Inc.
4.250% due 02/01/2022		1,200	1,235

Pacific Gas & Electric Co.
2.950% due 03/01/2026		221	234
3.150% due 01/01/2026		3,346	3,568
3.250% due 06/15/2023		829	866
3.300% due 03/15/2027		90	96
3.400% due 08/15/2024		159	169
3.500% due 06/15/2025		92	100
3.750% due 02/15/2024		224	239
3.750% due 07/01/2028		415	454
3.750% due 08/15/2042		8	8
4.000% due 12/01/2046		3	3
4.250% due 03/15/2046		8	9
4.300% due 03/15/2045		2,026	2,162
4.450% due 04/15/2042		5	5

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 07/01/2040		$575	$643
4.500% due 12/15/2041		11	12
4.550% due 07/01/2030		611	697
4.950% due 07/01/2050		656	782

Petrobras Global Finance BV
5.093% due 01/15/2030		739	827
6.250% due 12/14/2026	GBP	700	1,140

San Diego Gas & Electric Co.
3.750% due 06/01/2047		$2	2

Shell International Finance BV
3.250% due 04/06/2050		100	113

Southern California Edison Co.
2.850% due 08/01/2029		6	7
3.650% due 03/01/2028		4	4
3.650% due 02/01/2050		17	19
4.125% due 03/01/2048		2	2
4.875% due 03/01/2049		5	7
5.750% due 04/01/2035		4	6
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029		15	19

Southern California Gas Co.
5.125% due 11/15/2040		2	3

Sprint Corp.
7.250% due 09/15/2021		1,148	1,196
7.625% due 02/15/2025		1,000	1,198
7.625% due 03/01/2026		18	22
7.875% due 09/15/2023		4,319	5,006

Talen Energy Supply LLC
6.625% due 01/15/2028		18	19

Transocean Phoenix Ltd.
7.750% due 10/15/2024		8	8

Transocean Proteus Ltd.
6.250% due 12/01/2024		2	2

			24,324

Total Corporate Bonds & Notes (Cost $132,721)			141,224

CONVERTIBLE BONDS & NOTES 0.0%

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(b)		6	1

Total Convertible Bonds & Notes (Cost $4)			1

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		40	46
6.725% due 04/01/2035		10	11
7.350% due 07/01/2035		10	12

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		140	151

			220

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2037 ^(b)		15	12

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(b)		5	4
5.700% due 07/01/2023 ^(b)		25	19

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(b)		10	8
6.000% due 07/01/2039 ^(b)		5	4

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(b)		25	18
6.500% due 07/01/2040 ^(b)		5	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(b)	$55	$38
5.500% due 07/01/2039 ^(b)	75	55

		162

Total Municipal Bonds & Notes (Cost $270)		382

U.S. GOVERNMENT AGENCIES 37.4%

Freddie Mac
3.000% due 06/01/2046 - 01/01/2049	5,641	5,915

Ginnie Mae
0.740% due 04/20/2066 •	86	86
3.445% due 09/20/2066 ~	309	332

Uniform Mortgage-Backed Security
3.000% due 08/01/2027 - 09/01/2027	287	301
4.000% due 07/01/2048 - 07/01/2050	33,852	36,117

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2051	5,300	5,487
2.500% due 03/01/2051	36,500	38,351
3.000% due 01/01/2036 - 02/01/2051	11,500	12,059
3.500% due 01/01/2051 - 02/01/2051	24,900	26,330
4.000% due 02/01/2051	13,500	14,438
4.500% due 01/01/2051	3,000	3,252

Total U.S. Government Agencies (Cost $141,917)		142,668

U.S. TREASURY OBLIGATIONS 23.7%

U.S. Treasury Bonds
2.875% due 11/15/2046 (k)	1,400	1,786
3.000% due 08/15/2048	10	13
3.000% due 02/15/2049 (k)	2,800	3,687

U.S. Treasury Inflation Protected Securities (f)
0.125% due 10/15/2024	1,116	1,197
0.125% due 07/15/2030	1,726	1,938
0.250% due 07/15/2029	4,068	4,607
0.250% due 02/15/2050	608	725
0.375% due 01/15/2027	182	203
0.375% due 07/15/2027	53	60
0.750% due 07/15/2028	2,327	2,707
0.750% due 02/15/2042	115	147
0.750% due 02/15/2045	774	999
0.875% due 01/15/2029	1,946	2,288
0.875% due 02/15/2047	755	1,016
1.000% due 02/15/2046	220	300
1.000% due 02/15/2048	739	1,030
1.000% due 02/15/2049 (k)	1,759	2,480
1.375% due 02/15/2044	112	161

U.S. Treasury Notes
1.750% due 03/31/2022	700	714
1.750% due 05/15/2022	700	716
1.750% due 09/30/2022 (o)	1,400	1,440
1.750% due 05/15/2023	1,400	1,454
1.875% due 08/31/2022	1,400	1,441
1.875% due 08/31/2024	1,100	1,166
2.000% due 07/31/2022 (m)	900	926
2.000% due 06/30/2024 (k)	2,300	2,444
2.125% due 06/30/2022 (k)	2,400	2,472
2.125% due 02/29/2024 (m)	1,500	1,592
2.125% due 03/31/2024	84	89
2.125% due 07/31/2024	1,100	1,175
2.125% due 09/30/2024 (m)	3,200	3,426
2.125% due 11/30/2024 (o)	300	322
2.250% due 12/31/2023 (k)	7,630	8,106
2.250% due 01/31/2024 (o)	370	394
2.250% due 10/31/2024 (k)	6,600	7,106
2.250% due 11/15/2024 (k)	3,347	3,606
2.375% due 02/29/2024	100	107
2.375% due 08/15/2024	100	108
2.500% due 05/15/2024 (k)	4,000	4,311
2.500% due 01/31/2025 (k)	13,800	15,052

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 01/31/2026 (k)		$5,600	$6,237
2.625% due 02/15/2029		450	516

Total U.S. Treasury Obligations (Cost $82,736)			90,264

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.0%

American Home Mortgage Investment Trust
7.100% due 06/25/2036 þ		6,320	1,764

Chase Mortgage Finance Trust
2.857% due 12/25/2035 ^~		1,032	1,008

Eurosail PLC
0.991% due 06/13/2045 •	GBP	1,575	2,144

Finsbury Square PLC
1.064% due 12/16/2069 •		3,910	5,361

GCAT LLC
2.611% due 12/25/2025 þ		$7,430	7,443

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	1,048	1,241

HarborView Mortgage Loan Trust
0.630% due 03/19/2036 ^•		$59	56

Hawksmoor Mortgages
1.104% due 05/25/2053 •	GBP	1,691	2,316

MASTR Adjustable Rate Mortgages Trust
0.698% due 09/25/2037 •		$11,500	5,221

OBX Trust
0.998% due 04/25/2048 •		1,005	1,012

Precise Mortgage Funding PLC
0.721% due 03/12/2055 •	GBP	2,345	3,195

Ripon Mortgages PLC
0.851% due 08/20/2056 •		977	1,335

WaMu Mortgage Pass-Through Certificates Trust
3.509% due 03/25/2033 ~		$58	57

Washington Mutual Mortgage Pass-Through Certificates Trust
1.459% due 10/25/2046 •		2,906	2,336

Total Non-Agency Mortgage-Backed Securities (Cost $34,166)			34,489

ASSET-BACKED SECURITIES 18.2%

Aegis Asset-Backed Securities Trust
0.318% due 01/25/2037 •		4,805	4,108

ALESCO Preferred Funding Ltd.
0.725% due 12/23/2034 •		210	208

Ameriquest Mortgage Securities Trust
0.488% due 04/25/2036 •		1,659	1,645

Aspen Funding Ltd.
1.824% due 07/10/2037 •		48	48

Asset-Backed Funding Certificates Trust
0.428% due 11/25/2036 •		4,534	3,119

Citigroup Mortgage Loan Trust
0.308% due 12/25/2036 •		1,755	1,226

Citigroup Mortgage Loan Trust, Inc.
0.408% due 03/25/2037 •		27	25

Countrywide Asset-Backed Certificates
0.288% due 05/25/2037 ^•		1,626	1,492
0.368% due 05/25/2037 •		2,728	2,631
0.368% due 06/25/2047 •		900	863
0.583% due 01/25/2045 ^•		1,023	921

Countrywide Asset-Backed Certificates Trust
0.678% due 05/25/2036 •		9,800	9,269

EFS Volunteer LLC
1.065% due 10/25/2035 •		820	821

First Franklin Mortgage Loan Trust
0.268% due 12/25/2036 •		664	629

Harley Marine Financing LLC
5.682% due 05/15/2043 «		92	78

Home Equity Mortgage Loan Asset-Backed Trust
0.748% due 03/25/2036 •		5,000	4,586

HSI Asset Securitization Corp. Trust
0.288% due 01/25/2037 •		3,342	2,865
0.368% due 12/25/2036 •		1,107	446

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IXIS Real Estate Capital Trust
0.298% due 01/25/2037 •		$3,968	$1,976

JPMorgan Mortgage Acquisition Trust
0.398% due 07/25/2036 •		1,191	1,192

Legacy Mortgage Asset Trust
1.898% due 01/28/2070 •		2,269	2,285

LP Credit Card ABS Master Trust
1.740% due 08/20/2024 •		893	924

Merrill Lynch Mortgage Investors Trust
0.218% due 04/25/2047 •		6,084	3,670

Morgan Stanley ABS Capital, Inc. Trust
0.218% due 10/25/2036 •		2,501	1,623
0.228% due 11/25/2036 •		5,193	3,818
0.688% due 03/25/2036 •		1,464	1,440

Option One Mortgage Loan Trust
0.508% due 01/25/2036 •		5,000	4,570

OZLM Ltd.
1.707% due 04/15/2032 •		3,341	3,344

RAAC Trust
0.838% due 11/25/2036 •		250	248

Saxon Asset Securities Trust
1.898% due 12/25/2037 •		1,554	1,557

Symphony CLO Ltd.
1.179% due 07/14/2026 •		1,169	1,167

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		5,580	5,899

Trapeza CDO Ltd.
0.625% due 01/25/2035 •		701	666

Total Asset-Backed Securities (Cost $62,544)			69,359

SOVEREIGN ISSUES 6.6%

Argentina Government International Bond
0.125% due 07/09/2030 þ		1,469	592
0.125% due 07/09/2035 þ		1,606	585
0.125% due 01/09/2038 þ		82	34
0.125% due 07/09/2041 þ		5,039	1,919
1.000% due 07/09/2029		125	55
1.000% due 08/05/2021 (f)	ARS	3,002	21
15.500% due 10/17/2026		9,026	21
34.109% (BADLARPP) due 10/04/2022 ~		26	0
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~		25,379	169

Autonomous City of Buenos Aires Argentina
37.424% (BADLARPP + 3.250%) due 03/29/2024 ~		12,737	74
37.748% (BADLARPP + 3.750%) due 02/22/2028 ~		6,357	36
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~		5,800	38

China Development Bank
2.890% due 06/22/2025	CNY	4,900	740
3.300% due 02/01/2024		900	139
3.430% due 01/14/2027		900	138
3.680% due 02/26/2026		6,300	981
3.740% due 09/10/2025		6,100	952
4.150% due 10/26/2025		4,700	747

Emirate of Abu Dhabi Government International Bond
3.875% due 04/16/2050		$200	244

Indonesia Government International Bond
4.200% due 10/15/2050		200	240

Israel Government International Bond
3.800% due 05/13/2060		511	608

Mexico Government International Bond
4.750% due 04/27/2032		200	241
5.000% due 04/27/2051		200	250

Peru Government International Bond
5.350% due 08/12/2040	PEN	390	112
5.400% due 08/12/2034		710	217
5.940% due 02/12/2029		2,125	733
6.150% due 08/12/2032		1,256	424
6.350% due 08/12/2028		2,026	711
6.950% due 08/12/2031		1,336	480
8.200% due 08/12/2026		1,340	503

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Provincia de Buenos Aires
34.187% due 05/31/2022	ARS	3,032	$18
36.050% due 04/12/2025		1,788	9

Qatar Government International Bond
4.400% due 04/16/2050		$200	261
5.103% due 04/23/2048		200	282

Russia Government International Bond
0.000% (RUONIA) due 04/24/2024 ~	RUB	80,100	1,071
7.150% due 11/12/2025		88,624	1,293
7.950% due 10/07/2026		34,532	524

Saudi Government International Bond
3.250% due 10/26/2026		$1,200	1,331
4.500% due 10/26/2046		400	487
4.625% due 10/04/2047		400	496
5.000% due 04/17/2049		200	263

Serbia Government International Bond
3.125% due 05/15/2027	EUR	109	150

South Africa Government International Bond
4.850% due 09/30/2029		$200	213
5.750% due 09/30/2049		200	201
8.000% due 01/31/2030	ZAR	800	52
8.750% due 02/28/2048		1,200	67
10.500% due 12/21/2026		25,500	2,059

Turkey Government International Bond
4.250% due 03/13/2025		$800	804
4.625% due 03/31/2025	EUR	300	389
5.250% due 03/13/2030		$600	603
5.600% due 11/14/2024		500	525
5.625% due 03/30/2021		100	101
5.750% due 03/22/2024		200	211
6.350% due 08/10/2024		400	430
7.250% due 12/23/2023		400	438
7.625% due 04/26/2029		700	810

Venezuela Government International Bond
7.000% due 03/31/2038 ^(b)		43	4
7.650% due 04/21/2025 ^(b)		105	10
8.250% due 10/13/2024 ^(b)		157	15
9.000% due 05/07/2023 ^(b)		46	5
9.250% due 09/15/2027 ^(b)		143	14
9.250% due 05/07/2028 ^(b)		83	8
11.750% due 10/21/2026 ^(b)		10	1
11.950% due 08/05/2031 ^(b)		300	29

Total Sovereign Issues (Cost $26,280)			25,178

		SHARES
COMMON STOCKS 0.2%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (c)		133,771	221

iHeartMedia, Inc. ‘A’ (c)		7,418	96

iHeartMedia, Inc. ‘B’ «(c)		101	1

			318

INDUSTRIALS 0.1%

Neiman Marcus Group Ltd. LLC «(i)		5,701	517

Noble Corp. PLC «(i)		2,181	19

Westmoreland Mining Holdings LLC «(i)		239	2

			538

Total Common Stocks (Cost $949)			856

WARRANTS 0.2%

COMMUNICATION SERVICES 0.2%

iHeartMedia, Inc. - Exp. 05/01/2039 «		48,312	617

		SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC - Exp. 03/24/2021 «		1,684	$31

Total Warrants (Cost $892)			648

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)		400,000	500

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)		100,000	125

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(g)		24,000	26

Charles Schwab Corp.
5.375% due 06/01/2025 •(g)		58,000	65

Nationwide Building Society
10.250% ~		250	61

			777

INDUSTRIALS 0.1%

General Electric Co.
5.000% due 03/15/2021 •(g)		494,000	459

Total Preferred Securities (Cost $1,195)			1,236

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

Uniti Group, Inc.		1,326	15

Total Real Estate Investment Trusts (Cost $8)			15

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (j) 0.1%
			540

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (f)	ARS	10,410	72

ARGENTINA TREASURY BILLS 0.2%
0.469% due 05/21/2021 - 09/13/2021 (d)(e)		61,086	440
1.604% due 03/31/2021 ~		35,900	252

			692

MUNICIPAL BONDS & NOTES 0.8%

California Earthquake Authority Revenue Notes, Series 2020
1.127% due 01/01/2021		$2,000	2,000
1.227% due 07/01/2021		1,100	1,101

Total Municipal Bonds & Notes (Cost $3,100)			3,101

Total Short-Term Instruments (Cost $4,406)			4,405

Total Investments in Securities (Cost $499,680)			522,373

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%

PIMCO Short-Term Floating NAV Portfolio III	785,070	$7,742

Total Short-Term Instruments (Cost $7,741)		7,742

Total Investments in Affiliates (Cost $7,741)		7,742

Total Investments 138.9% (Cost $507,421)		$530,115

Financial Derivative Instruments (l)(n) 0.2% (Cost or Premiums, net $(7,328))		849

Other Assets and Liabilities, net (39.1)%		(149,242)

Net Assets 100.0%		$381,722

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
General Motors Co. 6. 800% due 10/01/2027	05/07/2020	$28	$36	0.01%
Morgan Stanley 7.500% due 04/02/2032	02/11/2020	256	258	0.07
Neiman Marcus Group Ltd. LLC	09/25/2020	183	517	0.14
Noble Corp. PLC	12/23/2020	0	19	0.00
Westmoreland Mining Holdings LLC	03/26/2019	1	2	0.00

		$ 468	$832	0.22%

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$540	U.S. Treasury Bills 0.000% due 12/30/2021	$(551)	$540	$540

Total Repurchase Agreements						$(551)	$540	$540

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.160%	12/15/2020	01/15/2021	$(29,598)	$(29,600)
	0.170	11/19/2020	01/19/2021	(15,398)	(15,401)
IND	0.150	12/16/2020	02/11/2021	(4,460)	(4,460)
	0.150	12/18/2020	02/11/2021	(5,478)	(5,479)

Total Reverse Repurchase Agreements					$(54,940)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(45,001)	$0	$(45,001)	$44,712	$(289)
FICC	540	0	0	540	(551)	(11)
IND	0	(9,939)	0	(9,939)	9,903	(36)

Total Borrowings and Other Financing Transactions	$540	$(54,940)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(12,989)	$0	$0	$(12,989)
Sovereign Issues	0	(6,345)	0	0	(6,345)
U.S. Treasury Obligations	0	(25,667)	(9,939)	0	(35,606)

Total Borrowings	$0	$(45,001)	$(9,939)	$0	$(54,940)

Payable for reverse repurchase agreements					$(54,940)

(k)	Securities with an aggregate market value of $54,918 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(23,454) at a weighted average interest rate of 0.306%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	21

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury Bond February 2021 Futures	$171.000	01/22/2021	2	$	2	$(1)	$(2)
Call - CBOT U.S. Treasury Bond February 2021 Futures	179.000	01/22/2021	2		2	(2)	0

Total Written Options						$(3)	$(2)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Euro-BTP Italy Government Bond March Futures	03/2021	49	$9,099	$34	$4	$0
U.S. Treasury 10-Year Note March Futures	03/2021	168	23,197	(4)	18	0

				$30	$22	$0

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Australia Government 10-Year Bond March Futures	03/2021	34	$(3,859)	$(21)	$5	$(3)
Japan Government 10-Year Bond March Futures	03/2021	1	(1,471)	0	0	0
U.S. Treasury 2-Year Note March Futures	03/2021	13	(2,873)	(3)	0	0
U.S. Treasury 30-Year Bond March Futures	03/2021	8	(1,386)	11	0	(3)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2021	42	(8,970)	174	0	(32)
United Kingdom Long Gilt March Futures	03/2021	2	(371)	(4)	0	(1)

				$157	$5	$(39)

Total Futures Contracts				$187	$27	$(39)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	752	$(10)	$16	$6	$0	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		2,350	(55)	71	16	1	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		470	(12)	15	3	0	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		837	(25)	29	4	1	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025		760	(31)	30	(1)	1	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		1,000	(62)	38	(24)	1	0
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024		810	35	41	76	1	0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025		552	23	29	52	1	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		2,600	165	83	248	5	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		2,500	38	4	42	2	0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		400	6	1	7	0	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		2,000	45	5	50	1	0
iTraxx Europe Main 34 05-Year Index	1.000	Quarterly	12/20/2025	EUR	22,600	624	106	730	3	0

						$741	$468	$1,209	$17	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(4)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	03/17/2031	GBP	4,200	$(19)	$(31)	$(50)	$0	$(13)
Receive	1-Year BRL-CDI	2.840	Maturity	01/03/2022	BRL	1,000	0	0	0	0	0
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022		800	0	0	0	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		4,200	0	0	0	0	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	2.865%	Maturity	01/03/2022	BRL	1,500	$0	$0	$0	$0	$0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		600	0	0	0	0	0
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		600	0	0	0	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		2,400	0	0	0	0	0
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		500	0	0	0	0	0
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		800	0	0	0	0	0
Pay	1-Year BRL-CDI	3.060	Maturity	01/03/2022		24,800	0	13	13	0	0
Pay	1-Year BRL-CDI	5.830	Maturity	01/02/2023		3,800	37	4	41	0	0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		3,400	33	4	37	0	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		1,100	11	1	12	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		$400	(7)	2	(5)	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		2,400	(33)	4	(29)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		17,500	(1,817)	152	(1,665)	0	(4)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		2,400	(227)	18	(209)	0	(1)
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/16/2025		1,700	(75)	0	(75)	0	(1)
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/18/2025		1,700	(75)	1	(74)	0	(1)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		11,200	(1,680)	138	(1,542)	0	(7)
Receive	3-Month USD-LIBOR	1.740	Semi-Annual	12/16/2026		400	(32)	3	(29)	0	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		1,300	(170)	20	(150)	0	(2)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		800	(98)	16	(82)	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		800	(62)	16	(46)	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		2,800	(282)	38	(244)	0	(4)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		1,600	(199)	24	(175)	0	(2)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		800	(100)	13	(87)	0	(1)
Receive	3-Month USD-LIBOR	1.430	Semi-Annual	03/17/2030		800	(57)	12	(45)	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		24,800	(1,343)	501	(842)	0	(33)
Receive	3-Month USD-LIBOR	1.910	Semi-Annual	10/17/2049		300	(70)	31	(39)	0	(1)
Receive	3-Month USD-LIBOR	1.895	Semi-Annual	10/18/2049		300	(69)	32	(37)	0	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		2,200	(715)	248	(467)	0	(10)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		3,000	(480)	298	(182)	0	(12)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		1,200	(272)	123	(149)	0	(5)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		900	(295)	98	(197)	0	(4)
Receive	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	22,200	(117)	(20)	(137)	0	(4)
Receive	3-Month ZAR-JIBAR	8.000	Quarterly	03/15/2024		1,300	(9)	(2)	(11)	0	0
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		4,800	(36)	(7)	(43)	0	(1)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		21,600	111	68	179	7	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	13,870	1,320	35	1,355	6	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,090	126	8	134	1	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	1,800	(4)	(26)	(30)	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		700	(25)	(12)	(37)	0	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		200	(13)	(7)	(20)	0	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		400	(63)	(15)	(78)	0	0
Receive(4)	6-Month JPY-LIBOR	0.020	Semi-Annual	09/20/2028	JPY	430,000	9	(3)	6	1	0
Receive(4)	6-Month JPY-LIBOR	0.000	Semi-Annual	03/15/2029		3,081,000	32	(14)	18	6	0
Pay	28-Day MXN-TIIE	5.095	Lunar	02/05/2021	MXN	25,500	3	(2)	1	0	0
Pay	28-Day MXN-TIIE	5.615	Lunar	05/21/2021		14,500	6	(2)	4	0	0
Pay	28-Day MXN-TIIE	5.680	Lunar	05/28/2021		14,900	6	(1)	5	0	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021		2,000	1	0	1	0	0
Pay	28-Day MXN-TIIE	5.900	Lunar	07/20/2021		19,600	12	(2)	10	0	0
Pay	28-Day MXN-TIIE	6.750	Lunar	08/31/2021		4,300	5	(1)	4	0	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		10,200	6	(1)	5	0	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		1,200	2	0	2	0	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		900	1	0	1	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		1,200	2	0	2	0	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		4,400	9	(1)	8	0	0
Pay	28-Day MXN-TIIE	5.850	Lunar	05/02/2022		1,900	2	0	2	0	0
Receive	28-Day MXN-TIIE	4.650	Lunar	05/10/2022		54,800	(8)	(7)	(15)	0	0
Receive	28-Day MXN-TIIE	4.825	Lunar	05/27/2022		5,600	(2)	0	(2)	0	0
Receive	28-Day MXN-TIIE	4.740	Lunar	06/03/2022		13,800	(3)	(2)	(5)	0	0
Receive	28-Day MXN-TIIE	4.580	Lunar	06/10/2022		14,200	(1)	(2)	(3)	0	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		1,800	6	0	6	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		3,400	12	0	12	0	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		42,200	146	2	148	1	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		1,000	3	0	3	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,700	6	0	6	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		9,500	31	1	32	0	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,800	13	1	14	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		3,900	14	0	14	0	0
Pay	28-Day MXN-TIIE	7.700	Lunar	05/02/2023		2,500	9	1	10	0	0
Pay	28-Day MXN-TIIE	5.795	Lunar	06/02/2023		2,900	4	1	5	0	0
Pay	28-Day MXN-TIIE	6.350	Lunar	09/01/2023		900	2	0	2	0	0

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	23

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	5.120%	Lunar	05/06/2025	MXN	7,100	$3	$4	$7	$0	$0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/23/2025		2,400	2	1	3	0	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/30/2025		5,900	4	4	8	0	0
Pay	28-Day MXN-TIIE	5.160	Lunar	06/06/2025		6,100	3	4	7	0	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		3,000	6	3	9	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		12,400	28	12	40	1	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		3,800	12	5	17	0	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		200	1	0	1	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		9,000	61	13	74	1	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	21	4	25	0	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		5,200	34	8	42	0	0
Pay	28-Day MXN-TIIE	5.535	Lunar	05/04/2027		12,100	9	12	21	1	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		26,500	134	36	170	1	0
Pay	28-Day MXN-TIIE	7.200	Lunar	06/11/2027		2,900	15	4	19	0	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		7,300	41	11	52	0	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		3,300	(25)	(5)	(30)	0	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		100	(1)	0	(1)	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		18,900	(142)	(30)	(172)	0	(1)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		300	(2)	(1)	(3)	0	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		2,100	(16)	(4)	(20)	0	0
Pay	28-Day MXN-TIIE	7.480	Lunar	06/18/2037		1,500	10	3	13	0	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		400	(3)	0	(3)	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		1,500	9	3	12	0	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		3,100	(31)	(7)	(38)	0	0

							$(6,305)	$1,849	$(4,456)	$26	$(112)

Total Swap Agreements							$(5,564)	$2,317	$(3,247)	$43	$(112)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$27	$43	$70		$(2)	$(39)	$(112)	$(153)

(m)

Securities with an aggregate market value of $4,945 and cash of $1,553 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021	BRL	1,390		$268	$0	$0
	01/2021	JPY	17,995		173	0	(1)
	01/2021		$274	BRL	1,390	0	(7)
	01/2021		210	MXN	4,426	12	0
	01/2021	ZAR	5,422		$363	0	(5)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2021		$1,397	NOK	13,025	$122	$0
	02/2021		1,268	SEK	10,990	68	0
	02/2021		71	TRY	543	1	0
	03/2021		2,327	INR	175,065	52	0

BPS	01/2021		2,590	AUD	3,521	125	0
	01/2021		275	CLP	216,000	29	0
	01/2021		410	EUR	337	2	0
	01/2021		386	GBP	289	9	0
	01/2021		123	TRY	949	4	0
	01/2021	ZAR	2,053		$140	1	0
	02/2021		$146	RUB	10,835	0	(1)

BRC	01/2021	BRL	8,400		$1,616	0	(1)
	01/2021		$1,583	BRL	8,400	34	0
	01/2021		199	TRY	1,547	7	0
	01/2021	ZAR	1,066		$73	0	0
	02/2021		$98	TRY	750	2	0

CBK	01/2021	BRL	12,363		$2,443	63	0
	01/2021	JPY	1,754		17	0	0
	01/2021		$2,379	BRL	12,363	1	0
	01/2021		227	EUR	188	3	0
	01/2021		356	JPY	36,900	1	0
	01/2021		2,318	MXN	49,141	147	0
	01/2021		170	RUB	13,081	7	0
	01/2021		375	TRY	2,903	15	0
	01/2021		802	ZAR	12,441	43	0
	01/2021	ZAR	5,377		$359	0	(6)
	02/2021	JPY	36,900		356	0	(2)
	02/2021	PEN	261		72	0	0
	02/2021		$2,442	BRL	12,363	0	(63)
	02/2021		1,009	MXN	23,179	151	0
	02/2021		1,223	NOK	11,220	86	0
	02/2021		83	RUB	6,073	0	(1)
	02/2021		1,362	SEK	11,980	95	0
	02/2021		266	TRY	2,053	6	0
	03/2021		3,092	MXN	67,541	274	0

FBF	02/2021		393	TRY	3,054	12	0

GLM	01/2021	BRL	1,390		$274	6	0
	01/2021		$267	BRL	1,390	0	0
	01/2021		949	MXN	19,997	54	0
	01/2021		213	RUB	16,285	7	0
	01/2021	ZAR	3,655		$246	0	(2)
	02/2021	NZD	4,044		2,757	0	(153)
	02/2021		$273	BRL	1,390	0	(6)
	02/2021		426	RUB	32,505	12	0
	02/2021		136	TRY	1,020	0	(2)

HUS	01/2021	BRL	3,964		$763	0	0
	01/2021	GBP	18,366		24,563	0	(553)
	01/2021	JPY	3,241		31	0	0
	01/2021		$779	BRL	3,964	0	(16)
	01/2021		575	EUR	473	3	0
	01/2021		2,265	RUB	173,029	72	0
	01/2021		959	ZAR	14,959	57	0
	01/2021	ZAR	1,013		$69	0	0
	02/2021		$816	RUB	60,965	5	(1)
	02/2021		20	TRY	149	0	0
	03/2021	PEN	2,227		$626	11	0
	05/2021		$908	MXN	18,813	24	0

MYI	01/2021		527	GBP	387	2	0
	01/2021		246	TRY	1,907	10	0
	01/2021		987	ZAR	15,252	48	0
	02/2021		2,709	NZD	3,934	122	0
	02/2021		118	TRY	897	0	0

RBC	01/2021	ZAR	1,305		$89	0	0

SCX	01/2021	EUR	17,011		20,372	0	(409)
	01/2021	GBP	1,003		1,331	0	(40)
	01/2021		$317	TRY	2,444	11	0
	01/2021	ZAR	11,266		$764	2	(3)
	02/2021	EUR	17,011		20,828	32	0

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	25

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2021		$49	RUB	3,752	$2	$0
	02/2021		220	TRY	1,674	2	(1)
	03/2021		1,698	IDR	24,454,213	50	0

TOR	01/2021	JPY	13,910		$133	0	(1)
	02/2021		$22	TRY	167	0	0

Total Forward Foreign Currency Contracts						$1,904	$(1,274)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400%	03/17/2021	11,100	$(9)	$(7)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	03/17/2021	18,400	(15)	(18)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	03/17/2021	11,100	(11)	(13)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	03/17/2021	18,400	(22)	(18)

GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	1,293	(1)	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	1,525	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	03/17/2021	18,250	(12)	(18)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	03/17/2021	18,250	(23)	(15)

						$ (94)	$(89)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH 6.520	01/14/2021	422	$(2)	$(2)
	Call - OTC USD versus CNH	6.780	01/14/2021	422	(2)	0

GLM	Put - OTC USD versus CNH	6.534	01/15/2021	338	(2)	(3)
	Call - OTC USD versus CNH	6.792	01/15/2021	338	(1)	0

HUS	Put - OTC USD versus CNH	6.530	02/05/2021	591	(3)	(5)
	Call - OTC USD versus CNH	6.800	02/05/2021	591	(3)	0
	Put - OTC USD versus CNH	6.510	02/08/2021	445	(2)	(3)
	Call - OTC USD versus CNH	6.810	02/08/2021	445	(2)	0
	Put - OTC USD versus CNH	6.450	02/19/2021	435	(2)	(2)
	Call - OTC USD versus CNH	6.700	02/19/2021	435	(1)	(1)

SCX	Put - OTC USD versus CNH	6.400	03/09/2021	871	(3)	(3)
	Call - OTC USD versus CNH	6.680	03/09/2021	871	(4)	(4)

					$(27)	$(23)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.131%	01/19/2021	400	$(4)	$0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.491	01/19/2021	400	(5)	(3)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.078	01/20/2021	7,200	(83)	(3)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.438	01/20/2021	7,200	(83)	(98)

							$(175)	$(104)

Total Written Options							$(296)	$(216)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	Quarterly	06/20/2022	0.210%	$100	$(2)	$3	$1	$0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.160	600	(36)	34	0	(2)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	0.568%	$100	$(6)	$7	$1	$0
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	0.630	900	(40)	47	7	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.272	100	(15)	16	1	0

BRC	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.118	200	1	3	4	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.257	550	(16)	20	4	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2022	0.630	3,000	(116)	139	23	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.143	600	(10)	7	0	(3)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.638	100	0	1	1	0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.143	400	(6)	4	0	(2)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.376	400	(7)	15	8	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.197	460	(86)	88	2	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.272	600	(94)	98	4	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.369	4,660	(102)	162	60	0

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	100	(1)	3	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.812	100	(1)	2	1	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	0.905	1,200	(25)	28	3	0

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.329	300	(15)	12	0	(3)

							$(577)	$689	$122	$(10)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
FBF	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$155	$(1)	$2	$1	$0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	11,700	(255)	408	153	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	11,498	(594)	749	155	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,625	1	20	21	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	200	1	1	2	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	9,620	(40)	118	78	0

						$(888)	$1,298	$410	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX	2.445%	Quarterly	06/17/2025	CNY	7,100	$0	$(9)	$0	$(9)

CBK	Pay	3-Month CNY-CNREPOFIX	2.845	Quarterly	01/23/2025		2,000	0	3	3	0
	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025		1,300	0	2	2	0

								$0	$(4)	$5	$(9)

Total Swap Agreements								$(1,465)	$1,983	$537	$(19)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$0	$0	$0	$0	$0	$0	$(9)	$(9)	$(9)	$0	$(9)
BOA	255	0	1	256	(13)	(2)	(2)	(17)	239	0	239
BPS	170	0	9	179	(1)	(56)	0	(57)	122	0	122
BRC	43	0	8	51	(1)	0	0	(1)	50	0	50
CBK	892	0	29	921	(72)	0	(3)	(75)	846	(620)	226
FBF	12	0	1	13	0	0	0	0	13	0	13
GLM	79	0	0	79	(163)	(3)	0	(166)	(87)	0	(87)
GST	0	0	382	382	0	(33)	(2)	(35)	347	(270)	77

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	27

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
HUS	$172	$0	$0	$172	$(570)	$(11)	$0	$(581)	$(409)	$317	$(92)
MYC	0	0	6	6	0	(104)	0	(104)	(98)	8	(90)
MYI	182	0	0	182	0	0	0	0	182	0	182
NGF	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
SAL	0	0	101	101	0	0	0	0	101	0	101
SCX	99	0	0	99	(453)	(7)	0	(460)	(361)	394	33
TOR	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$1,904	$0	$537	$2,441	$(1,274)	$(216)	$(19)	$(1,509)

(o)

Securities with an aggregate market value of $718 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$27	$27
Swap Agreements	0	17	0	0	26	43

	$0	$17	$0	$0	$53	$70

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,904	$0	$1,904
Swap Agreements	0	532	0	0	5	537

	$0	$532	$0	$1,904	$5	$2,441

	$0	$549	$0	$1,904	$58	$2,511

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	39	39
Swap Agreements	0	0	0	0	112	112

	$0	$0	$0	$0	$153	$153

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,274	$0	$1,274
Written Options	0	89	0	23	104	216
Swap Agreements	0	10	0	0	9	19

	$0	$99	$0	$1,297	$113	$1,509

	$0	$99	$0	$1,297	$266	$1,662

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	11	11
Futures	0	0	0	0	2,664	2,664
Swap Agreements	0	240	0	0	(9,670)	(9,430)

	$0	$240	$0	$0	$(7,001)	$(6,761)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,037)	$0	$(3,037)
Written Options	0	114	0	0	50	164
Swap Agreements	0	304	0	0	(44)	260

	$0	$418	$0	$(3,037)	$6	$(2,613)

	$0	$658	$0	$(3,037)	$(6,995)	$(9,374)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	334	334
Swap Agreements	0	420	0	0	2,897	3,317

	$0	$420	$0	$0	$3,232	$3,652

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$905	$0	$905
Written Options	0	(12)	0	4	69	61
Swap Agreements	0	41	0	0	(79)	(38)

	$0	$29	$0	$909	$(10)	$928

	$0	$449	$0	$909	$3,222	$4,580

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$33	$10,352	$1,263	$11,648
Corporate Bonds & Notes
Banking & Finance	0	59,981	0	59,981
Industrials	0	56,890	29	56,919
Utilities	0	24,324	0	24,324
Convertible Bonds & Notes
Utilities	0	1	0	1
Municipal Bonds & Notes
Illinois	0	220	0	220
Puerto Rico	0	162	0	162
U.S. Government Agencies	0	142,668	0	142,668
U.S. Treasury Obligations	0	90,264	0	90,264
Non-Agency Mortgage-Backed Securities	0	34,489	0	34,489
Asset-Backed Securities	0	69,281	78	69,359
Sovereign Issues	0	25,178	0	25,178

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Common Stocks
Communication Services	$317	$0	$1	$318
Industrials	0	0	538	538
Warrants
Communication Services	0	0	617	617
Information Technology	0	0	31	31
Preferred Securities
Banking & Finance	0	777	0	777
Industrials	0	459	0	459
Real Estate Investment Trusts
Real Estate	15	0	0	15
Short-Term Instruments
Repurchase Agreements	0	540	0	540
Short-Term Notes	0	72	0	72
Argentina Treasury Bills	0	692	0	692
Municipal Bonds & Notes	0	3,101	0	3,101

	$365	$519,451	$2,557	$522,373

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	29

Schedule of Investments	PIMCO Income Portfolio	(Cont.)	December 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,742	$0	$0	$7,742

Total Investments	$8,107	$519,451	$2,557	$530,115

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	27	43	0	70
Over the counter	0	2,441	0	2,441

	$27	$2,484	$0	$2,511

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(39)	$(114)	$0	$(153)
Over the counter	0	(1,509)	0	(1,509)

	$(39)	$(1,623)	$0	$(1,662)

Total Financial Derivative Instruments	$(12)	$861	$0	$849

Totals	$8,095	$520,312	$2,557	$530,964

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	December 31, 2020

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Income Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

ANNUAL REPORT	|	DECEMBER 31, 2020	31

Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable

ANNUAL REPORT	|	DECEMBER 31, 2020	33

Notes to Financial Statements	(Cont.)

foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the

NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices,

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Notes to Financial Statements	(Cont.)

indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$6,237	$108,014	$(106,501)	$(8)	$0	$7,742	$14	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their

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principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The

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Notes to Financial Statements	(Cont.)

risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely

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payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the

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Notes to Financial Statements	(Cont.)

Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with

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Notes to Financial Statements	(Cont.)

premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and

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restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Notes to Financial Statements	(Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-

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yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment

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Notes to Financial Statements	(Cont.)

transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Distribution Rate Risk  is the risk that the Portfolio’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Portfolio performance and other factors.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

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Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States,

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Notes to Financial Statements	(Cont.)

counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associate with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M		Administrative Class	Advisor Class
0.25%	0.40%	0.40%	*	0.40%	0.40%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M*	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of

48	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO.

The total recoverable amounts to PIMCO at December 31, 2020, were as follows (amounts in thousands†):

Expiring within

12 months	13-24 months	25-36 months	Total

$0	$3	$9	$12

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,890,121	$1,801,675	$127,055	$67,983

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	DECEMBER 31, 2020	49

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,200	$12,744	0	$0

Administrative Class	4,508	47,942	5,391	57,631

Advisor Class	4,580	48,709	2,884	30,837
Issued as reinvestment of distributions

Institutional Class	14	148	5	53

Administrative Class	650	6,832	397	4,253

Advisor Class	884	9,287	619	6,629
Cost of shares redeemed

Institutional Class	(947)	(10,032)	0	0

Administrative Class	(3,650)	(37,788)	(2,089)	(22,340)

Advisor Class	(4,797)	(49,379)	(1,940)	(20,668)

Net increase (decrease) resulting from Portfolio share transactions	2,442	$28,463	5,267	$56,395

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 65% of the Portfolio. The shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

50	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Income Portfolio	$0	$608	$0	$23,614	$(2)	$(1,993)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), defaulted bonds, hyper inflationary mark to market, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Income Portfolio	$0	$1,993

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Income Portfolio	$504,087	$32,387	$(8,488)	$23,899

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), realized and unrealized gain (loss) swap contracts, defaulted bonds, hyper inflationary mark to market, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Income Portfolio	$0	$16,267	$0	$0	$0	$10,937	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	DECEMBER 31, 2020	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Income Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

52	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

FBF	Credit Suisse International

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona

CLP	Chilean Peso	JPY	Japanese Yen	TRY	Turkish New Lira

CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	USD (or $)	United States Dollar

CNY	Chinese Renminbi (Mainland)	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	RUONIA	Ruble Overnight Index Average

CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	SONIO	Sterling Overnight Interbank Average Rate

CDX.HY	Credit Derivatives Index - High Yield	CNREPOFIX	China Fixing Repo Rates 7-Day	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap

BABs	Build America Bonds	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ANNUAL REPORT	|	DECEMBER 31, 2020	53

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.   Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.   Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Income Portfolio	0.00%	0.00%	$16,267	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO Income Portfolio	38.67%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

54	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	DECEMBER 31, 2020	55

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

56	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy[1]	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	|	DECEMBER 31, 2020	57

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to
Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary

ANNUAL REPORT	|	DECEMBER 31, 2020	59

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

ANNUAL REPORT	|	DECEMBER 31, 2020	61

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

62	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	|	DECEMBER 31, 2020	63

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT20AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured

4	PIMCO VARIABLE INSURANCE TRUST

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	02/16/99	04/10/00	02/16/99	04/30/14	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that recinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of December 31, 2020†§

United States	44.2%

Japan	9.7%

United Kingdom	8.6%

China	8.2%

Spain	3.3%

Denmark	3.0%

Cayman Islands	2.6%

France	2.6%

Italy	2.4%

Short-Term Instruments‡	1.7%

Germany	1.5%

South Korea	1.3%

Australia	1.1%

Qatar	1.1%

Switzerland	1.1%

Other	7.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	5.72%	4.92%	5.44%	5.66%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	5.56%	4.77%	5.28%	5.28%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	5.45%	4.66%	—	4.60%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index±	3.94%	4.40%	4.35%	4.62%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 02/28/1999.

± Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investmentgrade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian- Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.86% for Institutional Class shares, 1.01% for Administrative Class shares, and 1.11% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to duration in the U.S. contributed to relative performance, as yields decreased.

»

Positioning within Agency mortgage-backed securities, particularly a preference for lower coupons, contributed to relative performance, as these securities outperformed similar duration U.S. Treasuries.

»	Overweight exposure to financials within corporate credit contributed to relative performance, as spreads tightened, particularly from Q2 to Q4.

»

Modest exposure to a basket of high-carry emerging market currencies such as the Brazilian real and Russian ruble during Q1 detracted from relative performance, as these currencies depreciated relative to the U.S. dollar.

»	Underweight to duration in the U.K. detracted from relative performance, as yields decreased.

»	Positions in non-financial high yield credit detracted from relative performance, as spreads widened, particularly in Q1.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

Expense Example	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,043.30	$4.02	$1,000.00	$1,021.61	$3.98	0.77%
Administrative Class	1,000.00	1,042.60	4.80	1,000.00	1,020.85	4.75	0.92
Advisor Class	1,000.00	1,042.00	5.32	1,000.00	1,020.34	5.26	1.02

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2020	$11.32	$0.17	$0.45	$0.62	$(0.70)	$0.00	$(0.70)

12/31/2019	10.84	0.22	0.55	0.77	(0.21)	(0.08)	(0.29)

12/31/2018	10.79	0.20	0.05	0.25	(0.16)	(0.04)	(0.20)

12/31/2017	11.02	0.15	0.17	0.32	(0.55)	0.00	(0.55)

12/31/2016	10.54	0.16	0.54	0.70	(0.18)	(0.04)	(0.22)
Administrative Class

12/31/2020	11.32	0.16	0.44	0.60	(0.68)	0.00	(0.68)

12/31/2019	10.84	0.21	0.55	0.76	(0.20)	(0.08)	(0.28)

12/31/2018	10.79	0.18	0.05	0.23	(0.14)	(0.04)	(0.18)

12/31/2017	11.02	0.13	0.17	0.30	(0.53)	0.00	(0.53)

12/31/2016	10.54	0.14	0.54	0.68	(0.16)	(0.04)	(0.20)
Advisor Class

12/31/2020	11.32	0.15	0.44	0.59	(0.67)	0.00	(0.67)

12/31/2019	10.84	0.19	0.56	0.75	(0.19)	(0.08)	(0.27)

12/31/2018	10.79	0.17	0.05	0.22	(0.13)	(0.04)	(0.17)

12/31/2017	11.02	0.12	0.17	0.29	(0.52)	0.00	(0.52)

12/31/2016	10.54	0.13	0.54	0.67	(0.15)	(0.04)	(0.19)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.24	5.72%	$84,623	0.79%	0.79%	0.75%	0.75%	1.52%	512%

11.32	7.17	9,105	0.86	0.86	0.75	0.75	1.98	272

10.84	2.27	7,483	0.81	0.81	0.75	0.75	1.85	185

10.79	2.92	6,705	0.78	0.78	0.75	0.75	1.37	158

11.02	6.63	5,045	0.78	0.78	0.75	0.75	1.46	330

11.24	5.56	78,210	0.94	0.94	0.90	0.90	1.44	512

11.32	7.01	79,540	1.01	1.01	0.90	0.90	1.83	272

10.84	2.12	78,640	0.96	0.96	0.90	0.90	1.70	185

10.79	2.76	76,989	0.93	0.93	0.90	0.90	1.21	158

11.02	6.48	64,537	0.93	0.93	0.90	0.90	1.31	330

11.24	5.45	488,470	1.04	1.04	1.00	1.00	1.34	512

11.32	6.90	477,388	1.11	1.11	1.00	1.00	1.73	272

10.84	2.02	444,881	1.06	1.06	1.00	1.00	1.59	185

10.79	2.66	431,545	1.03	1.03	1.00	1.00	1.11	158

11.02	6.37	341,567	1.03	1.03	1.00	1.00	1.21	330

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$925,285
Investments in Affiliates	9,029
Financial Derivative Instruments
Exchange-traded or centrally cleared	361
Over the counter	2,668
Cash	1
Deposits with counterparty	8,353
Foreign currency, at value	3,825
Receivable for investments sold	17,426
Receivable for TBA investments sold	403,774
Receivable for Portfolio shares sold	694
Interest and/or dividends receivable	4,603
Dividends receivable from Affiliates	1
Other assets	2
Total Assets	1,376,022

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$39,982
Payable for sale-buyback transactions	1,171
Payable for short sales	70,914
Financial Derivative Instruments
Exchange-traded or centrally cleared	490
Over the counter	7,108
Payable for investments purchased	19,107
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	583,445
Deposits from counterparty	1,671
Payable for Portfolio shares redeemed	255
Accrued investment advisory fees	149
Accrued supervisory and administrative fees	297
Accrued distribution fees	112
Accrued servicing fees	11
Other liabilities	6
Total Liabilities	724,719

Net Assets	$651,303

Net Assets Consist of:

Paid in capital	$626,944
Distributable earnings (accumulated loss)	24,359

Net Assets	$651,303

Net Assets:

Institutional Class	$84,623
Administrative Class	78,210
Advisor Class	488,470

Shares Issued and Outstanding:

Institutional Class	7,530
Administrative Class	6,960
Advisor Class	43,468

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.24
Administrative Class	11.24
Advisor Class	11.24

Cost of investments in securities	$876,853
Cost of investments in Affiliates	$9,025
Cost of foreign currency held	$4,005
Proceeds received on short sales	$70,672
Cost or premiums of financial derivative instruments, net	$920

* Includes repurchase agreements of:	$3,015

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Year Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$13,536
Dividends	13
Dividends from Investments in Affiliates	188
Total Income	13,737

Expenses:

Investment advisory fees	1,444
Supervisory and administrative fees	2,888
Servicing fees - Administrative Class	113
Distribution and/or servicing fees - Advisor Class	1,180
Trustee fees	15
Interest expense	228
Miscellaneous expense	2
Total Expenses	5,870
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	5,870

Net Investment Income (Loss)	7,867

Net Realized Gain (Loss):

Investments in securities	10,274
Investments in Affiliates	(456)
Exchange-traded or centrally cleared financial derivative instruments	(1,487)
Over the counter financial derivative instruments	(17,981)
Short sales	(987)
Foreign currency	1,514

Net Realized Gain (Loss)	(9,123)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	31,124
Investments in Affiliates	71
Exchange-traded or centrally cleared financial derivative instruments	3,019
Over the counter financial derivative instruments	(2,571)
Short sales	24
Foreign currency assets and liabilities	(627)

Net Change in Unrealized Appreciation (Depreciation)	31,040

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,784

* Foreign tax withholdings	$44

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$7,867	$9,697
Net realized gain (loss)	(9,123)	11,428
Net change in unrealized appreciation (depreciation)	31,040	15,591

Net Increase (Decrease) in Net Assets Resulting from Operations	29,784	36,716

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,179)	(216)
Administrative Class	(4,421)	(2,042)
Advisor Class	(26,678)	(10,887)

Total Distributions(a)	(32,278)	(13,145)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	87,764	11,458

Total Increase (Decrease) in Net Assets	85,270	35,029

Net Assets:

Beginning of year	566,033	531,004
End of year	$651,303	$566,033

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 142.1%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	3,810	$26

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$230	94
1.000% due 07/09/2029		5	2
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	8,070	54

Autonomous City of Buenos Aires Argentina
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~		70	1

			151

Total Argentina (Cost $627)			177

AUSTRALIA 1.6%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
1.735% due 07/21/2026	AUD	221	170

CORPORATE BONDS & NOTES 0.1%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$300	319

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Pepper Residential Securities Trust
1.084% due 03/12/2061 •		618	617

RESIMAC Bastille Trust
1.083% due 09/05/2057 •		757	757

			1,374

SOVEREIGN ISSUES 1.3%

Australia Government International Bond
1.750% due 06/21/2051	AUD	1,800	1,321
3.000% due 03/21/2047		3,000	2,850

New South Wales Treasury Corp.
2.000% due 03/20/2031		1,100	908

Northern Territory Treasury Corp.
2.000% due 04/21/2031		800	645

Queensland Treasury Corp.
1.750% due 08/21/2031		1,300	1,050

South Australia Government Financing Authority
1.750% due 05/24/2032		800	637

Treasury Corp. of Victoria
4.250% due 12/20/2032		1,200	1,208

			8,619

Total Australia (Cost $9,576)			10,482

BRAZIL 0.3%

CORPORATE BONDS & NOTES 0.3%

Petrobras Global Finance BV
5.093% due 01/15/2030		$1,878	2,101

Total Brazil (Cost $1,948)			2,101

CANADA 1.2%

CORPORATE BONDS & NOTES 0.3%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$90	88

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	681

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Bank Canada
3.300% due 11/28/2021		$1,200	$1,232

			2,001

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~	CAD	483	387
2.867% due 02/12/2055 ~		1,000	807
3.072% due 08/12/2053		440	356

			1,550

SOVEREIGN ISSUES 0.7%

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		476	538

Province of Ontario
2.600% due 06/02/2027		3,500	3,036
6.200% due 06/02/2031		100	115

Province of Quebec
3.000% due 09/01/2023		1,100	924

			4,613

Total Canada (Cost $7,469)			8,164

CAYMAN ISLANDS 3.7%

ASSET-BACKED SECURITIES 2.5%

Anchorage Capital CLO Ltd.
1.601% due 10/20/2031 •		$1,500	1,500

Cent CLO Ltd.
1.307% due 10/15/2026 •		1,298	1,297

Dryden Senior Loan Fund
1.137% due 10/15/2027 •		1,010	1,007

Evans Grove CLO Ltd.
1.144% due 05/28/2028 •		254	253

GoldentTree Loan Management U.S. CLO Ltd.
1.558% due 01/20/2033 •		1,400	1,401

Gulf Stream Meridian Ltd.
1.609% due 10/15/2029 •		1,500	1,502

Jamestown CLO Ltd.
1.577% due 04/15/2033 •		1,300	1,299

LCM LP
1.258% due 10/20/2027 •		1,400	1,400

Marathon CLO Ltd.
1.083% due 11/21/2027 •		966	959

Mountain View CLO Ltd.
1.037% due 10/15/2026 •		98	98
1.320% due 10/16/2029 •		1,500	1,492

Symphony CLO Ltd.
1.179% due 07/14/2026 •		1,035	1,034

THL Credit Wind River CLO Ltd.
1.117% due 01/15/2026 •		96	96

Tralee CLO Ltd.
1.328% due 10/20/2028 •		1,300	1,300

Venture CLO Ltd.
1.117% due 04/15/2027 •		277	275

WhiteHorse Ltd.
1.148% due 04/17/2027 •		92	92

Zais CLO Ltd.
1.387% due 04/15/2028 •		1,139	1,135

			16,140

CORPORATE BONDS & NOTES 1.2%

CIFI Holdings Group Co. Ltd.
7.625% due 02/28/2023		300	314

Country Garden Holdings Co. Ltd.
7.125% due 04/25/2022		200	208

KSA Sukuk Ltd.
2.894% due 04/20/2022		500	516

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QNB Finance Ltd.
1.214% (US0003M + 1.000%) due 05/02/2022 ~		$1,000	$1,004
1.574% (US0003M + 1.350%) due 05/31/2021 ~		4,500	4,515

Sands China Ltd.
4.600% due 08/08/2023		300	319
5.125% due 08/08/2025		200	225
5.400% due 08/08/2028		500	587

Sunac China Holdings Ltd.
7.875% due 02/15/2022		200	205

Tencent Holdings Ltd.
3.595% due 01/19/2028		200	221

			8,114

Total Cayman Islands (Cost $24,090)			24,254

CHINA 11.8%

SOVEREIGN ISSUES 11.8%

China Development Bank
2.890% due 06/22/2025	CNY	28,600	4,317
3.050% due 08/25/2026		28,000	4,211
3.180% due 04/05/2026		20,800	3,165
3.390% due 07/10/2027		14,000	2,139
3.430% due 01/14/2027		13,400	2,051
3.450% due 09/20/2029		4,100	619
3.480% due 01/08/2029		4,900	743
3.500% due 08/13/2026		28,700	4,415
3.650% due 05/21/2029		4,900	751
3.680% due 02/26/2026		85,400	13,301
3.740% due 09/10/2025		10,200	1,593
3.800% due 01/25/2036		5,000	761
4.040% due 04/10/2027		38,200	6,031
4.040% due 07/06/2028		17,300	2,734
4.150% due 10/26/2025		2,600	413
4.240% due 08/24/2027		67,700	10,830
4.880% due 02/09/2028		31,400	5,234

China Government Bond
2.700% due 11/03/2026		12,900	1,939
2.740% due 08/04/2026		43,800	6,609
2.850% due 01/28/2026		6,800	1,035
2.850% due 06/04/2027		7,100	1,066
2.950% due 06/16/2023		2,200	337
3.220% due 12/06/2025		2,200	341
3.290% due 10/18/2023		6,500	1,007
3.820% due 11/02/2027		8,000	1,283

Total China (Cost $72,440)			76,925

DENMARK 4.3%

CORPORATE BONDS & NOTES 4.3%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	42,803	7,121

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		46,998	7,819
1.500% due 10/01/2050		5,025	848

Nykredit Realkredit A/S
0.006% due 10/01/2022 •	EUR	1,400	1,724
1.000% due 10/01/2050	DKK	42,503	7,050
1.500% due 10/01/2050		19,738	3,330

Total Denmark (Cost $24,879)			27,892

FRANCE 3.7%

CORPORATE BONDS & NOTES 0.7%

BNP Paribas S.A.
1.904% due 09/30/2028 •		$2,000	2,045

Societe Generale S.A.
1.488% due 12/14/2026 •		2,400	2,422

			4,467

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.0%

France Government International Bond
0.750% due 05/25/2052 (k)	EUR	2,550	$3,474
1.500% due 05/25/2050 (k)		800	1,303
2.000% due 05/25/2048 (k)		7,400	13,184
3.250% due 05/25/2045 (k)		800	1,690

			19,651

Total France (Cost $17,941)			24,118

GERMANY 2.2%

CORPORATE BONDS & NOTES 2.2%

Deutsche Bank AG
1.031% (US0003M + 0.815%) due 01/22/2021 ~		$1,300	1,300
1.750% due 01/17/2028	EUR	700	902
2.222% due 09/18/2024 •		$1,500	1,544
2.625% due 02/12/2026	EUR	1,500	2,012
3.150% due 01/22/2021		$500	501
3.961% due 11/26/2025 •		1,400	1,531
4.250% due 10/14/2021		1,800	1,846

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)	EUR	200	254

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$900	957

Volkswagen Bank GmbH
1.250% due 08/01/2022	EUR	800	999
2.500% due 07/31/2026		700	956

Volkswagen Leasing GmbH
0.250% due 02/16/2021		1,000	1,222

Total Germany (Cost $13,230)			14,024

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$500	511

State Bank of India
4.000% due 01/24/2022		200	206

Total India (Cost $705)			717

IRELAND 1.0%

ASSET-BACKED SECURITIES 1.0%

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	1,200	1,467

Aurium CLO DAC
0.670% due 04/16/2030 •		500	609

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •		508	620

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •		800	977

Hayfin Emerald CLO DAC
1.450% due 02/15/2033 •		1,200	1,472

Toro European CLO DAC
0.900% due 10/15/2030 •		1,300	1,588

			6,733

CORPORATE BONDS & NOTES 0.0%

AIB Group PLC
4.750% due 10/12/2023		$200	220

Total Ireland (Cost $6,472)			6,953

ISRAEL 1.2%

SOVEREIGN ISSUES 1.2%

Israel Government International Bond
1.000% due 04/30/2021	ILS	14,200	4,434
2.000% due 03/31/2027		4,400	1,504
3.250% due 01/17/2028		$200	229

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.800% due 05/13/2060		$1,300	$1,548
4.125% due 01/17/2048		300	387

Total Israel (Cost $7,442)			8,102

ITALY 3.4%

CORPORATE BONDS & NOTES 1.6%

Banca Carige SpA
0.877% due 02/25/2021 •	EUR	500	611
0.977% (EUR003M + 1.500%) due 05/25/2022 ~		1,600	1,966
1.189% due 10/25/2021 •		1,600	1,966

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		1,000	1,290
2.625% due 04/28/2025		500	629

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(g)(h)		1,500	1,840

UniCredit SpA
2.200% due 07/22/2027 •		350	455
7.500% due 06/03/2026 •(g)(h)		200	284
7.830% due 12/04/2023		$1,200	1,425

			10,466

SOVEREIGN ISSUES 1.8%

Italy Buoni Poliennali Del Tesoro
0.350% due 11/01/2021	EUR	2,600	3,201
1.700% due 09/01/2051		1,250	1,625
1.750% due 07/01/2024		3,000	3,919
1.800% due 03/01/2041		1,100	1,487
1.850% due 07/01/2025		800	1,063

Italy Government International Bond
6.000% due 08/04/2028	GBP	400	720

			12,015

Total Italy (Cost $20,165)			22,481

JAPAN 13.9%

CORPORATE BONDS & NOTES 1.3%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$700	708

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	243

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		600	640

Mizuho Financial Group, Inc.
1.101% (US0003M + 0.880%) due 09/11/2022 ~		700	708
1.221% (US0003M + 1.000%) due 09/11/2024 ~		900	912
3.922% due 09/11/2024 •		500	544

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		200	209
3.522% due 09/17/2025		400	429
4.345% due 09/17/2027		400	442
4.810% due 09/17/2030		400	451

ORIX Corp.
3.250% due 12/04/2024		200	219

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		1,200	1,260

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	500	625
2.050% due 03/31/2030		$400	410
3.175% due 07/09/2050		800	853

			8,653

SOVEREIGN ISSUES 12.6%

Development Bank of Japan, Inc.
1.750% due 08/28/2024		1,400	1,464

Japan Bank for International Cooperation
1.750% due 10/17/2024		500	524

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	452,682	4,397

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.100% due 03/20/2029	JPY	2,400,000	$23,540
0.100% due 06/20/2029		610,000	5,980
0.100% due 03/20/2030		360,000	3,522
0.300% due 06/20/2046		620,000	5,676
0.500% due 09/20/2046		402,000	3,858
0.500% due 03/20/2049		358,000	3,371
0.700% due 12/20/2048		772,000	7,665
1.200% due 09/20/2035		1,340,000	14,811
1.300% due 06/20/2035		340,000	3,802

Tokyo Metropolitan Government
0.750% due 07/16/2025		$2,100	2,105
2.000% due 05/17/2021		700	704
2.500% due 06/08/2022		600	617

			82,036

Total Japan (Cost $86,881)			90,689

KUWAIT 0.5%

SOVEREIGN ISSUES 0.5%

Kuwait International Government Bond
3.500% due 03/20/2027		$2,800	3,189

Total Kuwait (Cost $2,782)			3,189

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
1.100% due 04/26/2027	EUR	600	790
6.125% due 03/09/2021		$200	203

Total Lithuania (Cost $906)			993

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%

Aroundtown S.A.
1.625% due 01/31/2028	EUR	700	917
5.375% due 03/21/2029		$200	239

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022	EUR	400	496

Total Luxembourg (Cost $1,471)			1,652

MALAYSIA 0.6%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$300	346
4.550% due 04/21/2050		200	268
4.800% due 04/21/2060		200	290

			904

SOVEREIGN ISSUES 0.5%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	1,700	451
3.906% due 07/15/2026		3,900	1,051

Malaysia Government Investment Issue
3.655% due 10/15/2024		2,200	578
4.130% due 07/09/2029		2,200	605
4.369% due 10/31/2028		1,300	362

			3,047

Total Malaysia (Cost $3,465)			3,951

MEXICO 0.1%

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.000% due 04/27/2051		$300	375

Total Mexico (Cost $278)			375

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Preferred Term Securities Ltd.
0.629% (US0003M + 0.400%) due 06/23/2035 ~		$787	$724

Total Multinational (Cost $605)			724

NETHERLANDS 1.0%

ASSET-BACKED SECURITIES 0.3%

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	1,200	1,467

Penta CLO BV
0.790% due 08/04/2028 •		393	480

			1,947

CORPORATE BONDS & NOTES 0.7%

Cooperatieve Rabobank UA
3.125% due 04/26/2021		$400	404
6.625% due 06/29/2021 •(g)(h)	EUR	400	503

Enel Finance International NV
2.650% due 09/10/2024		$1,300	1,386
2.875% due 05/25/2022		1,100	1,135

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		500	506

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	158	256

Vonovia Finance BV
5.000% due 10/02/2023		$100	107

			4,297

Total Netherlands (Cost $5,874)			6,244

NEW ZEALAND 0.2%

SOVEREIGN ISSUES 0.2%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	1,000	756
1.750% due 05/15/2041		600	426

Total New Zealand (Cost $1,146)			1,182

NORWAY 0.1%

CORPORATE BONDS & NOTES 0.1%

DNB Boligkreditt A/S
3.250% due 06/28/2023		$500	535

Total Norway (Cost $499)			535

PERU 1.4%

CORPORATE BONDS & NOTES 0.1%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,900	566

SOVEREIGN ISSUES 1.3%

Peru Government International Bond
2.780% due 12/01/2060		$700	708
5.350% due 08/12/2040	PEN	1,100	316
5.940% due 02/12/2029		5,400	1,861
6.350% due 08/12/2028		15,200	5,338

			8,223

Total Peru (Cost $8,276)			8,789

QATAR 1.6%

SOVEREIGN ISSUES 1.6%

Qatar Government International Bond
3.375% due 03/14/2024		$400	434
3.750% due 04/16/2030		400	472

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 04/23/2023		$3,800	$4,089
4.000% due 03/14/2029		2,200	2,612
4.400% due 04/16/2050		400	522
4.500% due 04/23/2028		1,800	2,184

Total Qatar (Cost $8,996)			10,313

ROMANIA 0.2%

SOVEREIGN ISSUES 0.2%

Romanian Government International Bond
1.375% due 12/02/2029	EUR	600	747
2.625% due 12/02/2040		400	522

Total Romania (Cost $1,182)			1,269

SAUDI ARABIA 1.0%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
1.625% due 11/24/2025		$500	513
2.750% due 04/16/2022		400	411

			924

SOVEREIGN ISSUES 0.9%

Saudi Government International Bond
2.375% due 10/26/2021		2,400	2,438
2.900% due 10/22/2025		500	540
3.250% due 10/26/2026		400	444
4.000% due 04/17/2025		1,900	2,125

			5,547

Total Saudi Arabia (Cost $6,113)			6,471

SINGAPORE 0.4%

CORPORATE BONDS & NOTES 0.4%

BOC Aviation Ltd.
2.375% due 09/15/2021		$1,000	1,006
3.500% due 09/18/2027		300	321

DBS Bank Ltd.
3.300% due 11/27/2021		400	411

Oversea-Chinese Banking Corp. Ltd.
0.672% (US0003M + 0.450%) due 05/17/2021 ~		700	701

PSA Treasury Pte. Ltd.
2.500% due 04/12/2026		400	429

Total Singapore (Cost $2,773)			2,868

SLOVENIA 0.3%

SOVEREIGN ISSUES 0.3%

Slovenia Government International Bond
5.250% due 02/18/2024		$1,419	1,631

Total Slovenia (Cost $1,464)			1,631

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
4.850% due 09/30/2029		$500	532

Total South Africa (Cost $500)			532

SOUTH KOREA 1.9%

SOVEREIGN ISSUES 1.9%

Korea Government International Bond
2.125% due 06/10/2027	KRW	1,225,000	1,173
2.375% due 12/10/2027		1,350,000	1,313
2.375% due 12/10/2028		5,820,000	5,666
2.625% due 06/10/2028		2,450,000	2,425
5.500% due 03/10/2028		1,350,000	1,579

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$200	$216

Total South Korea (Cost $11,579)			12,372

SPAIN 4.8%

CORPORATE BONDS & NOTES 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	200	256

Banco de Sabadell S.A.
0.875% due 07/22/2025		100	125
1.125% due 03/11/2027 •		100	127

Banco Santander S.A.
3.848% due 04/12/2023		$200	215

Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	200	255

			978

		SHARES
PREFERRED SECURITIES 0.4%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)		1,000,000	1,250

Banco Santander S.A.
5.250% due 09/29/2023 •(g)(h)		600,000	767
6.250% due 09/11/2021 •(g)(h)		400,000	502

			2,519

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 4.2%

Autonomous Community of Catalonia
4.220% due 04/26/2035		$200	331
4.900% due 09/15/2021		1,000	1,265

Spain Government International Bond
0.250% due 07/30/2024		2,200	2,763
1.000% due 10/31/2050		2,200	2,785
1.250% due 10/31/2030		4,900	6,694
1.400% due 07/30/2028		5,200	7,120
1.450% due 04/30/2029		2,200	3,038
1.850% due 07/30/2035		2,100	3,109

			27,105

Total Spain (Cost $26,451)			30,602

SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%

European Investment Bank
0.500% due 06/21/2023	AUD	500	387
0.500% due 08/10/2023		400	309

European Union
0.000% due 07/04/2035 (d)	EUR	1,100	1,381

Total Supranational (Cost $2,032)			2,077

SWITZERLAND 1.6%

CORPORATE BONDS & NOTES 1.6%

Credit Suisse AG
0.750% due 09/17/2021	EUR	200	246
6.500% due 08/08/2023 (h)		$200	226

Credit Suisse Group AG
1.420% (US0003M + 1.200%) due 12/14/2023 ~		800	810
2.193% due 06/05/2026 •		1,200	1,255
3.800% due 06/09/2023		800	862
3.869% due 01/12/2029 •		800	907
4.282% due 01/09/2028		250	289

UBS AG
5.125% due 05/15/2024 (h)		1,318	1,456
7.625% due 08/17/2022 (h)		1,600	1,771

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Group AG
5.750% due 02/19/2022 •(g)(h)	EUR	1,100	$1,412
6.875% due 03/22/2021 •(g)(h)		$1,000	1,012

Total Switzerland (Cost $9,927)			10,246

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.0%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$200	206

SOVEREIGN ISSUES 0.4%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		500	518
3.125% due 10/11/2027		900	1,011
3.125% due 04/16/2030		400	452
3.875% due 04/16/2050		300	367

			2,348

Total United Arab Emirates (Cost $2,281)			2,554

UNITED KINGDOM 12.3%

CORPORATE BONDS & NOTES 6.2%

Annington Funding PLC
1.650% due 07/12/2024	EUR	800	1,027

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$3,300	3,672

Barclays PLC
1.651% (US0003M + 1.430%) due 02/15/2023 ~		700	705
3.650% due 03/16/2025		600	662
4.375% due 01/12/2026		300	346
4.610% due 02/15/2023 •		600	626
4.836% due 05/09/2028		1,000	1,156
5.088% due 06/20/2030 •		1,000	1,200
7.125% due 06/15/2025 •(g)(h)	GBP	500	764
7.250% due 03/15/2023 •(g)(h)		700	1,018
8.000% due 06/15/2024 •(g)(h)		$400	446

FCE Bank PLC
1.660% due 02/11/2021	EUR	200	245

Frontier Finance PLC
8.000% due 03/23/2022	GBP	1,125	1,586

HSBC Holdings PLC
1.220% (US0003M + 1.000%) due 05/18/2024 ~		$300	302
4.041% due 03/13/2028 •		400	457
4.583% due 06/19/2029 •		800	947
4.750% due 07/04/2029 •(g)(h)	EUR	200	273
5.875% due 09/28/2026 •(g)(h)	GBP	300	452
6.500% due 03/23/2028 •(g)(h)		$700	787

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	872
5.125% due 03/07/2025		700	1,150

Lloyds Banking Group PLC
3.500% due 04/01/2026 •	EUR	300	417
4.582% due 12/10/2025		$500	573
4.650% due 03/24/2026		800	922
5.125% due 12/27/2024 •(g)(h)	GBP	500	717
7.625% due 06/27/2023 •(g)(h)		1,000	1,507

Nationwide Building Society
3.766% due 03/08/2024 •		$1,200	1,278
4.302% due 03/08/2029 •		1,400	1,628

Natwest Group PLC
1.801% (US0003M + 1.550%) due 06/25/2024 ~		800	815
3.875% due 09/12/2023		300	326
4.269% due 03/22/2025 •		1,300	1,439
4.445% due 05/08/2030 •		500	595
4.519% due 06/25/2024 •		1,200	1,311
6.000% due 12/29/2025 •(g)(h)		800	878
8.000% due 08/10/2025 •(g)(h)		500	584
8.625% due 08/15/2021 •(g)(h)		900	936

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NatWest Markets PLC
0.625% due 03/02/2022	EUR	300	$370
1.000% due 05/28/2024		800	1,011

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$600	617

Santander UK Group Holdings PLC
2.875% due 08/05/2021		400	406
4.796% due 11/15/2024 •		2,400	2,671
7.375% due 06/24/2022 •(g)(h)	GBP	200	287

Santander UK PLC
0.600% (SONIO/N + 0.550%) due 02/12/2027 ~		500	691

Tesco PLC
6.125% due 02/24/2022		50	73

Tesco Property Finance PLC
5.411% due 07/13/2044		188	349
5.661% due 10/13/2041		98	185

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	718

Vodafone Group PLC
1.220% (US0003M + 0.990%) due 01/16/2024 ~		$500	507

			40,504

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.9%

Avon Finance PLC
0.954% due 09/20/2048 •	GBP	1,070	1,462

Business Mortgage Finance PLC
2.048% due 02/15/2041 •		135	184

Durham Mortgages B PLC
0.651% due 03/31/2054 •		837	1,143

Eurohome UK Mortgages PLC
0.193% due 06/15/2044 •		300	399

Eurosail PLC
0.198% due 06/10/2044 •		2	3
0.991% due 06/13/2045 •		409	556

Finsbury Square PLC
0.854% due 03/16/2070 •		1,031	1,408
0.991% due 09/12/2068 •		602	824

Harben Finance PLC
0.851% due 08/20/2056 •		913	1,248

Hawksmoor Mortgage Funding PLC
1.104% due 05/25/2053 •		930	1,274

Hawksmoor Mortgages
1.104% due 05/25/2053 •		1,691	2,316

Jupiter PLC
0.000% due 06/01/2060 «•		2,300	3,118

Lanark Master Issuer PLC
0.866% due 12/22/2069 •		633	869

Mansard Mortgages PLC
0.693% due 12/15/2049 •		119	161

Newgate Funding PLC
0.202% due 12/01/2050 •		253	327
1.043% due 12/15/2050 •		216	284

Paragon Mortgages PLC
0.286% due 01/15/2039 •		645	866

Residential Mortgage Securities PLC
0.984% due 12/20/2046 •		711	973
1.234% due 09/20/2065 •		748	1,025
1.304% due 06/20/2070 •		946	1,301

Ripon Mortgages PLC
0.851% due 08/20/2056 •		2,995	4,094

RMAC PLC
0.741% due 06/12/2046 •		2,094	2,848

RMAC Securities PLC
0.191% due 06/12/2044 •		391	512

Towd Point Mortgage Funding
0.956% due 07/20/2045 •		2,088	2,856

Towd Point Mortgage Funding PLC
1.073% due 10/20/2051 •		1,236	1,697

			31,748

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~	960	$233

	PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.2%

United Kingdom Gilt
0.625% due 10/22/2050	$700	928
1.750% due 01/22/2049	1,300	2,237
3.250% due 01/22/2044 (k)	900	1,895
4.250% due 12/07/2040 (k)	1,200	2,750

		7,810

Total United Kingdom (Cost $74,272)		80,295

UNITED STATES 63.2%

ASSET-BACKED SECURITIES 5.8%

ACE Securities Corp. Home Equity Loan Trust
0.288% due 07/25/2036 •	$1,241	1,021

Amortizing Residential Collateral Trust
0.848% due 10/25/2031 •	1	1

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.088% due 06/25/2029 •	1	1

Argent Mortgage Loan Trust
0.628% due 05/25/2035 •	1,432	1,322

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.908% due 02/25/2036 •	514	470

Citigroup Mortgage Loan Trust
0.308% due 12/25/2036 •	501	350
0.668% due 03/25/2036 •	514	492

Citigroup Mortgage Loan Trust, Inc.
0.408% due 06/25/2037 •	2,700	2,618
1.138% due 07/25/2035 •	1,200	1,157

Countrywide Asset-Backed Certificates
0.288% due 06/25/2035 •	326	303
0.288% due 06/25/2037 •	423	394
0.288% due 07/25/2037 •	305	279
0.288% due 06/25/2047 ^•	326	303
0.288% due 06/25/2047 •	1,046	962
0.298% due 04/25/2047 ^•	213	207
0.408% due 12/25/2036 ^•	351	332
0.428% due 03/25/2037 •	1,458	1,449
0.438% due 07/25/2036 •	169	169
4.667% due 08/25/2035 ^~	306	296

Countrywide Asset-Backed Certificates Trust
1.498% due 04/25/2035 •	1,000	999

Credit Suisse First Boston Mortgage Securities Corp.
0.768% due 01/25/2032 •	1	1

First Franklin Mortgage Loan Trust
0.263% due 07/25/2036 •	1,002	942

GSAMP Trust
0.793% due 11/25/2035 ^•	1,324	1,211

Home Equity Mortgage Loan Asset-Backed Trust
0.388% due 04/25/2037 •	523	402

HSI Asset Securitization Corp. Trust
0.408% due 04/25/2037 •	735	502

Long Beach Mortgage Loan Trust
0.708% due 10/25/2034 •	12	12

Merrill Lynch Mortgage Investors Trust
0.298% due 08/25/2037 •	1,265	822

Morgan Stanley ABS Capital, Inc. Trust
0.278% due 10/25/2036 •	132	124

Morgan Stanley Home Equity Loan Trust
0.248% due 12/25/2036 •	936	558
0.378% due 04/25/2037 •	779	528

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ	154	63

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.583% due 03/25/2036 •		$700	$685

NovaStar Mortgage Funding Trust
0.278% due 03/25/2037 •		671	497

Option One Mortgage Loan Trust
0.288% due 01/25/2037 •		396	296

Renaissance Home Equity Loan Trust
2.698% due 12/25/2032 •		223	224
5.294% due 01/25/2037 þ		641	319
5.675% due 06/25/2037 ^þ		1,053	412
5.731% due 11/25/2036 þ		992	548

Residential Asset Mortgage Products Trust
0.588% due 12/25/2035 •		306	281
0.608% due 12/25/2035 •		849	754

Residential Asset Securities Corp. Trust
0.398% due 11/25/2036 ^•		2,008	1,864

Saxon Asset Securities Trust
1.898% due 12/25/2037 •		349	332

SLM Student Loan Trust
0.585% due 03/15/2038 •	GBP	502	654

Soundview Home Loan Trust
0.298% due 06/25/2037 •		$77	62
0.648% due 11/25/2036 •		1,400	1,327

Structured Asset Investment Loan Trust
0.278% due 07/25/2036 •		419	341
0.768% due 01/25/2036 •		1,063	975

Terwin Mortgage Trust
1.088% due 11/25/2033 •		21	20

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		750	756
1.636% due 04/25/2060 ~		1,394	1,420
2.710% due 01/25/2060 ~		1,348	1,397
2.900% due 10/25/2059 ~		4,448	4,702

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		1,400	1,497

			37,653

CORPORATE BONDS & NOTES 7.1%

AbbVie, Inc.
5.000% due 12/15/2021		600	619

American Airlines Pass-Through Trust
3.000% due 04/15/2030		247	242

American Tower Corp.
2.950% due 01/15/2025		800	867

AT&T, Inc.
1.800% due 09/05/2026	EUR	1,000	1,332
3.100% due 02/01/2043		$300	304
3.300% due 02/01/2052		300	297

Bayer U.S. Finance LLC
0.881% (US0003M + 0.630%) due 06/25/2021 ~		300	301
1.227% (US0003M + 1.010%) due 12/15/2023 ~		500	505
3.875% due 12/15/2023		300	327
4.250% due 12/15/2025		300	343
4.375% due 12/15/2028		700	824

Boeing Co.
1.950% due 02/01/2024		100	103
2.750% due 02/01/2026		1,800	1,894
3.250% due 02/01/2028		400	429

Campbell Soup Co.
3.300% due 03/15/2021		200	201
3.650% due 03/15/2023		229	245

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		200	213

Charter Communications Operating LLC
2.300% due 02/01/2032		700	701
3.750% due 02/15/2028		100	112
4.464% due 07/23/2022		1,300	1,371

Citibank N.A.
2.844% due 05/20/2022 •		300	303

Comcast Corp.
0.250% due 05/20/2027	EUR	500	621

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CVS Health Corp.
3.350% due 03/09/2021		$107	$108
3.700% due 03/09/2023		55	59

D.R. Horton, Inc.
5.750% due 08/15/2023		1,300	1,460

Dell International LLC
6.100% due 07/15/2027		1,100	1,368

Duke Energy Corp.
0.871% (US0003M + 0.650%) due 03/11/2022 ~		1,300	1,307

Equitable Holdings, Inc.
3.900% due 04/20/2023		100	108
4.350% due 04/20/2028		200	236

ERAC USA Finance LLC
2.600% due 12/01/2021		1,200	1,221

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	300	374
1.700% due 06/30/2022	GBP	200	279

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •	EUR	200	236
0.217% due 11/15/2023 •		100	117
1.048% (US0003M + 0.810%) due 04/05/2021 ~		$600	597
1.744% due 07/19/2024	EUR	100	122
2.748% due 06/14/2024	GBP	400	548
3.200% due 01/15/2021		$1,700	1,704
3.370% due 11/17/2023		600	613
3.375% due 11/13/2025		400	410
3.810% due 01/09/2024		200	205
4.000% due 11/13/2030		200	211

GATX Corp.
0.945% (US0003M + 0.720%) due 11/05/2021 ~		1,200	1,203

General Mills, Inc.
3.200% due 04/16/2021		100	101

General Motors Financial Co., Inc.
3.550% due 07/08/2022		700	730

Georgia-Pacific LLC
3.163% due 11/15/2021		400	408

Goldman Sachs Group, Inc.
1.625% due 07/27/2026	EUR	800	1,058
4.223% due 05/01/2029 •		$100	119

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		600	655

Harley-Davidson Financial Services, Inc.
1.168% (US0003M + 0.940%) due 03/02/2021 ~		400	400

Jackson National Life Global Funding
2.375% due 09/15/2022		1,400	1,448

Kilroy Realty LP
3.450% due 12/15/2024		100	108

Kinder Morgan, Inc.
5.000% due 02/15/2021		400	401

Mid-America Apartments LP
4.200% due 06/15/2028		600	706

Morgan Stanley
0.790% (CDOR03 + 0.300%) due 02/03/2023 ~(i)	CAD	3,300	2,597

NextEra Energy Capital Holdings, Inc.
0.927% (US0003M + 0.720%) due 02/25/2022 ~		$800	806

Nissan Motor Acceptance Corp.
0.941% due 09/28/2022 •		1,000	992

Northwell Healthcare, Inc.
4.260% due 11/01/2047		400	481

Pacific Gas & Electric Co.
2.100% due 08/01/2027		100	102
2.950% due 03/01/2026		100	106
3.450% due 07/01/2025		100	108
4.000% due 12/01/2046		100	104
4.550% due 07/01/2030		200	228

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		1,400	1,569

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Service Co. of Oklahoma
4.400% due 02/01/2021	$200	$201

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021	400	405

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030	600	712

Sempra Energy
0.667% (US0003M + 0.450%) due 03/15/2021 ~	800	801

SL Green Operating Partnership LP
3.250% due 10/15/2022	500	516

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	600	589

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	113	114
4.738% due 09/20/2029	300	326

Volkswagen Group of America Finance LLC
1.154% (US0003M + 0.940%) due 11/12/2021 ~	300	302
3.750% due 05/13/2030	400	462
4.000% due 11/12/2021	300	309

Walt Disney Co.
1.750% due 01/13/2026	300	315
2.650% due 01/13/2031	200	219
3.500% due 05/13/2040	100	118
3.600% due 01/13/2051	200	243

West Virginia United Health System Obligated Group
3.129% due 06/01/2050	800	828

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	2,100	2,160

		46,487

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Avolon TLB Borrower (U.S.) LLC
3.250% due 12/01/2027	1,200	1,203

CenturyLink, Inc.
2.397% (LIBOR03M + 2.250%) due 03/15/2027 ~	382	378

Charter Communications Operating LLC
1.900% (LIBOR03M + 1.750%) due 02/01/2027 ~	573	571

		2,152

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.8%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	1,397	1,398

American Home Mortgage Investment Trust
1.757% due 09/25/2045 •	7	7

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	356	368

Banc of America Mortgage Trust
3.629% due 02/25/2036 ^~	36	34

Bear Stearns Adjustable Rate Mortgage Trust
2.883% due 08/25/2033 ~	1	1

Bear Stearns ALT-A Trust
0.468% due 02/25/2034 •	28	27
3.002% due 11/25/2035 ^~	18	16
3.152% due 09/25/2035 ^~	17	14
3.472% due 03/25/2036 ^~	88	76
3.478% due 08/25/2036 ^~	31	20

Bear Stearns Structured Products, Inc. Trust
2.728% due 12/26/2046 ^~	19	17

Chase Mortgage Finance Trust
3.276% due 07/25/2037 ~	38	35

Citigroup Mortgage Loan Trust, Inc.
0.498% due 10/25/2035 •	1,447	938
2.220% due 09/25/2035 •	2	2

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.674% due 09/25/2035 ^~	151	141

Countrywide Alternative Loan Trust
0.428% due 02/25/2037 •	35	32

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.572% due 03/20/2046 •	$46	$39
1.609% due 12/25/2035 •	36	34
2.109% due 11/25/2035 •	8	8
5.250% due 06/25/2035 ^	6	5

Countrywide Home Loan Mortgage Pass-Through Trust
0.608% due 05/25/2035 •	18	16
0.788% due 03/25/2035 •	30	28
0.808% due 02/25/2035 •	4	4
2.749% due 11/25/2034 ~	4	4
3.090% due 08/25/2034 ^~	6	5
5.500% due 01/25/2035	286	294

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 08/25/2036 ^	1,264	1,151
5.863% due 02/25/2037 ^~	170	68

DBUBS Mortgage-Backed Trust
0.250% due 11/10/2046 ~(a)	400	0
0.563% due 11/10/2046 ~(a)	36	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.898% due 10/25/2047 •	695	639

GSR Mortgage Loan Trust
0.478% due 12/25/2034 •	27	25
3.050% due 01/25/2036 ^~	25	25
3.881% due 04/25/2035 ~	89	94

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~	1,155	1,170

IndyMac Mortgage Loan Trust
0.568% due 05/25/2046 •	365	347
0.628% due 07/25/2035 •	14	13

JPMorgan Mortgage Trust
2.982% due 02/25/2036 ^~	16	13
3.222% due 07/27/2037 ~	59	59

Manhattan West Mortgage Trust
2.130% due 09/10/2039	1,400	1,476

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.599% due 12/15/2030 •	3	3

MFA Trust
1.381% due 04/25/2065 ~	2,075	2,079
1.947% due 04/25/2065 ~	755	760

Morgan Stanley Bank of America Merrill Lynch Trust
0.969% due 12/15/2048 ~(a)	888	13

Morgan Stanley Mortgage Loan Trust
2.201% due 06/25/2036 ~	17	17

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,450	1,526
2.750% due 11/25/2059 ~	1,238	1,303

One New York Plaza Trust
1.109% due 01/15/2026 •	1,600	1,606

Residential Accredit Loans, Inc. Trust
0.298% due 02/25/2047 •	26	14
0.508% due 06/25/2046 •	257	92
0.568% due 04/25/2046 •	422	177
1.641% due 10/25/2037 ~	237	222
6.000% due 06/25/2036	578	564

Structured Adjustable Rate Mortgage Loan Trust
2.724% due 04/25/2034 ~	2	2

Structured Asset Mortgage Investments Trust
0.368% due 09/25/2047 •	78	70
0.568% due 05/25/2036 •	8	7
0.588% due 05/25/2036 •	52	49
0.608% due 05/25/2045 •	13	12
0.732% due 07/19/2034 •	1	1
0.812% due 09/19/2032 •	1	1
0.852% due 03/19/2034 •	2	2
2.109% due 08/25/2047 ^•	27	26

Structured Asset Securities Corp.
0.428% due 01/25/2036 •	213	192

Structured Asset Securities Corp. Mortgage Loan Trust
0.438% due 10/25/2036 •	438	380

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 ^þ	189	9

Thornburg Mortgage Securities Trust
1.589% due 06/25/2047 ^•	20	18
1.589% due 06/25/2047 •	2	2

Wachovia Mortgage Loan Trust LLC
2.647% due 10/20/2035 ^~	40	37

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
0.768% due 01/25/2045 •	$57	$55
1.589% due 06/25/2046 •	27	26
1.609% due 02/25/2046 •	57	56
1.753% due 02/27/2034 •	3	3
2.490% due 12/25/2036 ^~	133	127
3.509% due 03/25/2033 ~	5	5
3.566% due 04/25/2035 ~	20	21
3.596% due 03/25/2035 ~	23	24

Washington Mutual Mortgage Pass-Through Certificates Trust
1.549% due 07/25/2046 ^•	20	14

		18,158

	SHARES
PREFERRED SECURITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	700,000	862

Bank of America Corp.
5.875% due 03/15/2028 •(g)	700,000	793

Charles Schwab Corp.
5.375% due 06/01/2025 •(g)	500,000	558

		2,213

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 41.0%

Fannie Mae
0.268% due 03/25/2034 •	$2	2
0.298% due 08/25/2034 •	1	1
0.500% due 09/25/2042 •	10	10
0.548% due 06/25/2036 •	16	16
1.802% due 12/01/2034 •	2	2
1.944% due 10/01/2044 •	7	7
2.742% due 05/25/2035 ~	4	5
2.880% due 11/01/2034 •	13	13
3.000% due 03/01/2060	891	967
3.500% due 01/01/2059 (k)	1,715	1,897
6.000% due 07/25/2044	7	8

Freddie Mac
0.499% due 01/15/2038 •	237	237
0.659% due 12/15/2032 •	3	3
0.759% due 12/15/2037 •	5	5
1.809% due 10/25/2044 •	25	26
2.663% due 01/15/2038 ~(a)	237	14
3.441% due 02/01/2029 •	1	1
3.535% due 04/01/2035 •	38	38
3.625% due 03/01/2035 •	4	4

Ginnie Mae
0.940% due 05/20/2066 - 06/20/2066 •	3,395	3,443
0.990% due 11/20/2066 •	567	577
2.875% due 04/20/2028 - 06/20/2030 •	2	2
3.000% due 07/20/2046 - 05/20/2047	92	94

Ginnie Mae, TBA
2.000% due 03/01/2051	10,800	11,257

Uniform Mortgage-Backed Security
2.500% due 11/01/2050	797	847
3.000% due 10/01/2049	1,289	1,399
3.500% due 10/01/2034 - 07/01/2050	8,937	9,498
4.000% due 03/01/2049 - 06/01/2050 (k)	2,793	2,991

Uniform Mortgage-Backed Security, TBA
2.000% due 01/01/2051 - 03/01/2051	76,400	79,089
2.500% due 02/01/2051 - 03/01/2051	28,000	29,423
3.500% due 01/01/2051 - 02/01/2051	30,500	32,283
4.000% due 01/01/2051 - 02/01/2051	87,233	93,169

		267,328

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 5.9%

U.S. Treasury Bonds
1.375% due 11/15/2040 (o)		$2,000	$1,974
1.625% due 11/15/2050 (k)		900	895

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (o)		115	117
0.125% due 04/15/2022 (k)(m)(o)		2,355	2,405
0.125% due 07/15/2030 (o)		203	228
0.250% due 02/15/2050 (m)		1,519	1,813
0.500% due 01/15/2028 (k)(o)		9,395	10,657
0.625% due 04/15/2023 (m)(o)		629	662
3.875% due 04/15/2029 (k)(o)		792	1,142

U.S. Treasury Notes
0.625% due 05/15/2030 (k)		3,300	3,225
1.625% due 08/15/2029		3,300	3,529
2.250% due 11/15/2025 (o)		100	109
2.875% due 04/30/2025 (k)(o)		10,600	11,777

			38,533

Total United States (Cost $403,314)			412,524

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (j) 0.5%
			3,015

ARGENTINA TREASURY BILLS 0.0%
(3.480)% due 09/13/2021 (d)(e)	ARS	19,789	144

JAPAN TREASURY BILLS 0.3%
(0.089)% due 03/15/2021 (d)(e)	JPY	170,000	1,647

U.S. TREASURY BILLS 0.2%
0.073% due 02/11/2021 - 02/25/2021 (c)(d)(o)		$1,460	1,460

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.075% due 03/16/2021 (c)(d)(o)		552	552

Total Short-Term Instruments (Cost $6,802)			6,818

Total Investments in Securities (Cost $876,853)			925,285

		SHARES
INVESTMENTS IN AFFILIATES 1.4%

SHORT-TERM INSTRUMENTS 1.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.4%

PIMCO Short Asset Portfolio		29,934	300

PIMCO Short-Term Floating NAV Portfolio III		885,240	8,729

Total Short-Term Instruments (Cost $9,025)			9,029

Total Investments in Affiliates (Cost $9,025)			9,029

Total Investments 143.5% (Cost $885,878)			$934,314

Financial Derivative Instruments (l)(n) (0.7)% (Cost or Premiums, net $920)			(4,569)

Other Assets and Liabilities, net (42.8)%			(278,442)

Net Assets 100.0%			$651,303

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley	0.790%	02/03/2023	01/30/2020	$2,502	$2,597	0.40%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$3,015	U.S. Treasury Bills 0.000% due 12/30/2021	$(3,075)	$3,015	$3,015

Total Repurchase Agreements						$(3,075)	$3,015	$3,015

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.060%	12/10/2020	01/15/2021		$(888)	$(888)
	0.160	12/10/2020	01/11/2021		(1,655)	(1,655)
	0.160	12/15/2020	01/15/2021		(1,185)	(1,185)
	0.170	11/19/2020	01/19/2021		(14,297)	(14,300)
	0.180	12/16/2020	01/14/2021		(4,677)	(4,677)
GRE	0.170	11/03/2020	02/03/2021		(4,010)	(4,011)
JML	(0.600)	12/14/2020	02/17/2021	EUR	(1,413)	(1,725)
	(0.560)	12/02/2020	02/17/2021		(2,737)	(3,342)
	0.260	11/12/2020	02/11/2021	GBP	(3,017)	(4,127)
RYL	(0.470)	11/19/2020	02/17/2021	EUR	(2,261)	(2,761)
	(0.470)	12/02/2020	02/17/2021		(1,073)	(1,311)

Total Reverse Repurchase Agreements						$(39,982)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
TDL	0.160%	12/04/2020	01/07/2021	$(1,171)	$(1,171)

Total Sale-Buyback Transactions					$(1,171)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	21

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
Canada (1.0)%
Sovereign Issues (1.0)%
Canada Government International Bond	2.750%	12/01/2048	CAD 6,100	$(6,505)	$(6,606)

United States (9.9)%
U.S. Government Agencies (9.9)%
Uniform Mortgage-Backed Security, TBA	2.500%	02/01/2051	$ 17,900	(18,775)	(18,835)
Uniform Mortgage-Backed Security, TBA	3.000	01/01/2051	43,000	(44,969)	(45,049)
Uniform Mortgage-Backed Security, TBA	3.500	01/01/2036	400	(423)	(424)

Total United States				(64,167)	(64,308)

Total Short Sales (10.9)%				$(70,672)	$(70,914)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(22,705)	$0	$0	$(22,705)	$23,123	$418
FICC	3,015	0	0	0	3,015	(3,075)	(60)
GRE	0	(4,011)	0	0	(4,011)	4,000	(11)
JML	0	(9,194)	0	0	(9,194)	8,989	(205)
RYL	0	(4,072)	0	0	(4,072)	4,028	(44)

Master Securities Forward Transaction Agreement
TDL	0	0	(1,171)	0	(1,171)	1,173	2
TDM	0	0	0	(6,606)	(6,606)	0	(6,606)

Total Borrowings and Other Financing Transactions	$3,015	$(39,982)	$(1,171)	$(6,606)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(13,266)	$0	$(13,266)
U.S. Government Agencies	0	(3,312)	0	0	(3,312)
U.S. Treasury Obligations	0	(19,393)	(4,011)	0	(23,404)

Total	$0	$(22,705)	$(17,277)	$0	$(39,982)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,171)	0	0	(1,171)

Total	$0	$(1,171)	$0	$0	$(1,171)

Total Borrowings	$0	$(23,876)	$(17,277)	$0	$(41,153)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(41,153)

(k)	Securities with an aggregate market value of $41,623 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(54,595) at a weighted average interest rate of 0.076%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for short sales includes $31 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CME 90-Day Eurodollar June 2022 Futures	$99.750	06/13/2022	38	$95	$9	$11
Call - CME 90-Day Eurodollar March 2022 Futures	99.750	03/14/2022	21	53	4	5

Total Purchased Options					$13	$16

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note March Futures	03/2021	242	$ 21,910	$16	$3	$0
Australia Government 10-Year Bond March Futures	03/2021	104	11,805	65	10	(14)
Call Options Strike @ EUR 114.400 on Euro-Schatz Bond March 2021 Futures(1)	02/2021	150	1	0	0	0
Euro-Bobl March Futures	03/2021	125	20,643	20	0	(3)
Euro-BTP Italy Government Bond March Futures	03/2021	252	46,797	183	18	0
Euro-Buxl 30-Year Bond March Futures	03/2021	18	4,953	14	0	(7)
Euro-OAT France Government 10-Year Bond March Futures	03/2021	10	2,051	0	0	0
Japan Government 10-Year Bond March Futures	03/2021	3	4,414	(3)	0	(1)
U.S. Treasury 5-Year Note March Futures	03/2021	129	16,275	32	6	0
United Kingdom Long Gilt March Futures	03/2021	27	5,004	56	11	0

				$ 383	$ 48	$ (25)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond March Futures	03/2021	45	$ (5,271)	$(11)	$0	$(12)
Euro-Bund 10-Year Bond March Futures	03/2021	118	(25,608)	(9)	9	0
Euro-Schatz March Futures	03/2021	200	(27,432)	28	1	0
U.S. Treasury 10-Year Note March Futures	03/2021	160	(22,093)	(44)	0	(17)
U.S. Treasury 30-Year Bond March Futures	03/2021	23	(3,983)	33	0	(8)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2021	4	(854)	12	0	(3)

				$9	$10	$(40)

Total Futures Contracts				$392	$58	$(65)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Auchan Holding S.A.	1.000%	Quarterly	12/20/2027	1.337%	EUR	1,100	$(65)	$35	$(30)	$2	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.150	$	700	14	(2)	12	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.533	EUR	500	18	(1)	17	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.238		800	0	11	11	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2025	0.654		400	(13)	21	8	0	0

							$(46)	$64	$18	$2	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$	92	$(4)	$(5)	$(9)	$0	$0
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025		8,600	(407)	(412)	(819)	0	(17)
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		6,500	27	(39)	(12)	0	(8)
CDX.IG-34 10-Year Index	(1.000)	Quarterly	06/20/2030		8,900	21	(16)	5	0	(10)
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		31,100	(178)	(98)	(276)	0	(39)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	10,900	(80)	(114)	(194)	0	0

						$(621)	$(684)	$(1,305)	$0	$(74)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	23

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	400	$9	$1	$10	$0	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	132,700	$(1)	$(56)	$(57)	$0	$(4)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		30,400	0	(13)	(13)	0	(2)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		5,100	0	(3)	(3)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		3,900	0	(1)	(1)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		19,800	(1)	(8)	(9)	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		17,000	0	(3)	(3)	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		4,300	0	0	0	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		12,700	1	(1)	0	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		12,700	0	(4)	(4)	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		10,100	0	(3)	(3)	1	0

						$(1)	$(92)	$(93)	$8	$(7)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2023	GBP	13,100	$23	$4	$27	$11	$0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.000	Annual	06/16/2026		5,900	1	(3)	(2)	9	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/17/2031		1,600	7	12	19	3	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	06/16/2031		5,500	4	53	57	17	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/17/2051		1,300	(41)	13	(28)	14	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		900	72	(4)	68	10	0
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021	BRL	800	1	14	15	0	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022		18,500	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		44,800	0	(3)	(3)	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		13,000	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		18,700	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		15,200	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		258,900	(3)	320	317	0	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		15,300	(24)	0	(24)	0	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	3,800	0	36	36	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		1,300	6	10	16	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		6,000	0	108	108	3	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		3,200	(26)	110	84	2	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		11,900	309	781	1,090	28	0
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		3,100	1	130	131	7	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		8,200	109	327	436	20	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		11,700	(88)	374	286	31	0
Pay	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		600	(86)	95	9	4	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		7,100	89	1,359	1,448	55	0
Pay	3-Month CHF-LIBOR	0.500	Annual	09/16/2025	CHF	18,200	17	76	93	7	0
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026		1,400	(24)	79	55	1	0
Receive	3-Month NZD-BBR	0.500	Semi-Annual	12/16/2025	NZD	550	(2)	3	1	0	0
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029	SEK	13,200	51	50	101	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	15,900	(221)	(151)	(372)	0	(3)
Receive(7)	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023		16,400	4	(21)	(17)	0	(1)
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		6,950	0	(232)	(232)	0	(1)
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		5,950	0	(175)	(175)	0	(1)
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		7,050	0	(197)	(197)	0	(2)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		8,000	222	9	231	5	0
Receive(7)	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		34,800	105	10	115	0	(20)
Pay(7)	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		6,800	(54)	(69)	(123)	7	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		25,100	1,360	(4,250)	(2,890)	0	(33)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		5,000	96	(390)	(294)	0	(8)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		9,400	(44)	(1,002)	(1,046)	0	(15)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		26,300	(316)	108	(208)	0	(35)
Receive(7)	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		34,800	304	404	708	0	(46)
Receive(7)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		2,300	56	(2)	54	0	(3)
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		2,000	35	1	36	0	(7)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.325%	Semi-Annual	12/02/2050	$	1,100	$(32)	$56	$24	$0	$(4)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		2,000	10	68	78	0	(9)
Receive(7)	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		6,200	194	228	422	0	(28)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	7,600	4	40	44	1	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	5,000	(107)	(11)	(118)	1	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	13,900	0	46	46	0	(1)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2023	EUR	26,200	(29)	23	(6)	0	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2026		47,400	(102)	(97)	(199)	0	(5)
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		3,600	119	227	346	0	(1)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/17/2031		5,300	(9)	4	(5)	1	(2)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031		42,900	(93)	(41)	(134)	13	0
Pay(7)	6-Month EUR-EURIBOR	0.060	Annual	11/17/2032		1,800	0	13	13	0	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		1,000	(89)	(10)	(99)	0	0
Pay	6-Month EUR-EURIBOR	0.550	Annual	12/15/2040		100	12	2	14	0	0
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		300	0	1	1	0	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	03/17/2051		4,700	96	(132)	(36)	0	(2)
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		1,900	(13)	0	(13)	0	(1)
Receive(7)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		600	0	(15)	(15)	0	0
Pay	6-Month GBP-LIBOR	0.000	Semi-Annual	12/16/2025	GBP	8,800	(29)	29	0	7	(7)
Pay	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	1,250,000	198	(1)	197	0	(1)
Pay	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		130,881	(2)	39	37	0	(2)
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		90,000	29	0	29	0	(3)
Pay	6-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	1,700	0	62	62	5	0
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	29,200	5	9	14	1	0
Receive	UKRPI	3.257	Maturity	02/15/2025	GBP	3,900	0	(101)	(101)	0	0
Receive	UKRPI	3.258	Maturity	02/15/2025		4,600	0	(119)	(119)	0	0
Receive	UKRPI	3.262	Maturity	02/15/2025		3,500	0	(92)	(92)	0	0
Receive	UKRPI	3.334	Maturity	08/15/2025		2,000	(3)	(13)	(16)	2	0
Receive	UKRPI	3.355	Maturity	11/15/2025		1,100	(1)	(5)	(6)	1	0
Pay	UKRPI	3.386	Maturity	01/15/2030		800	0	23	23	0	(4)
Pay	UKRPI	3.436	Maturity	02/15/2030		500	0	17	17	0	(3)
Pay	UKRPI	3.450	Maturity	02/15/2030		3,000	2	105	107	0	(15)
Pay	UKRPI	3.453	Maturity	02/15/2030		6,000	0	218	218	0	(31)
Pay	UKRPI	3.475	Maturity	08/15/2030		2,000	0	31	31	0	(12)
Receive	UKRPI	3.397	Maturity	11/15/2030		850	6	(4)	2	5	0
Receive	UKRPI	3.445	Maturity	11/15/2030		710	0	(4)	(4)	4	0
Pay	UKRPI	3.473	Maturity	11/15/2030		1,100	0	12	12	0	(6)
Receive	UKRPI	3.510	Maturity	11/15/2030		430	0	(8)	(8)	2	0
Pay	UKRPI	3.217	Maturity	11/15/2040		1,450	(24)	(40)	(64)	0	(9)
Pay	UKRPI	3.272	Maturity	11/15/2040		500	0	(9)	(9)	0	(3)
Pay	UKRPI	3.273	Maturity	11/15/2040		710	0	(13)	(13)	0	(4)
Pay	UKRPI	3.340	Maturity	11/15/2040		730	0	11	11	0	(4)
Receive	UKRPI	3.000	Maturity	11/15/2050		600	21	38	59	0	(3)
Receive	UKRPI	3.051	Maturity	11/15/2050		500	0	26	26	0	(3)
Receive	UKRPI	3.143	Maturity	11/15/2050		300	0	(9)	(9)	0	(2)

							$2,106	$(1,414)	$692	$277	$(341)

Total Swap Agreements							$1,447	$(2,125)	$(678)	$287	$(423)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(8)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$16	$58	$287	$361	$0	$(67)	$(423)	$(490)

(m)

Securities with an aggregate market value of $3,877 and cash of $8,353 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	25

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin Liability of $(2) for closed future agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021	JPY	3,531,117		$33,951	$0	$(249)
	01/2021		$2,065	NOK	18,253	64	0
	01/2021		7	PLN	25	0	0
	03/2021	HKD	3,683		$475	0	0
	03/2021	JPY	170,000		1,640	0	(8)

BPS	01/2021	AUD	3,322		2,444	0	(118)
	01/2021	EUR	3,025		3,675	0	(21)
	01/2021	PEN	462		128	0	0
	01/2021	TWD	30,782		1,098	1	0
	01/2021		$2,353	CHF	2,090	8	0
	01/2021		2,988	GBP	2,216	42	0
	01/2021		3,242	JPY	335,800	10	0
	01/2021		2	PLN	9	0	0
	01/2021		791	SEK	6,680	21	0
	02/2021	DKK	38,442		$6,135	0	(179)
	02/2021		$951	ILS	3,214	50	0
	03/2021	TWD	46,361		$1,665	0	(5)
	03/2021		$1,237	CNH	8,261	27	0
	03/2021		315	KRW	342,146	0	(1)

BRC	01/2021	BRL	3,429		$651	0	(9)
	01/2021		$660	BRL	3,429	0	0
	01/2021		1,186	RUB	91,471	49	0
	02/2021		651	BRL	3,429	9	0
	03/2021		1,263	KRW	1,395,312	19	0

CBK	01/2021	EUR	1,378		$1,654	0	(30)
	01/2021	GBP	420		561	0	(13)
	01/2021	JPY	368,576		3,539	0	(31)
	01/2021	PEN	2,463		683	3	0
	01/2021		$2,367	CHF	2,095	0	0
	01/2021		1,104	CLP	824,294	56	0
	01/2021		370	EUR	305	3	0
	01/2021		583	NOK	5,145	17	0
	01/2021		2,583	NZD	3,671	59	0
	01/2021		3	PLN	12	0	0
	01/2021		195	RUB	14,990	8	0
	01/2021		785	SEK	6,695	29	0
	01/2021		770	ZAR	12,043	48	0
	01/2021	ZAR	49		$3	0	0
	02/2021	DKK	40,335		6,463	0	(162)
	02/2021	ILS	8,120		2,496	0	(32)
	02/2021	PEN	16,628		4,588	9	(16)
	02/2021		$236	RUB	17,414	0	(2)
	03/2021	TWD	38,092		$1,368	2	(6)
	03/2021		$827	CNH	5,488	13	0
	03/2021		201	MXN	4,532	25	0
	04/2021	ILS	6,100		$1,800	0	(102)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
DUB	01/2021		$3,294	EUR	2,730	$41	$0
	03/2021	PEN	5,537		$1,544	14	0

GLM	01/2021	MXN	30,677		1,503	0	(36)
	01/2021	PEN	1,020		283	1	0
	01/2021		$70,189	JPY	7,264,572	170	0
	01/2021		244	RUB	18,661	8	0
	02/2021	DKK	31,174		$5,001	0	(120)
	02/2021	JPY	7,264,572		70,208	0	(172)
	02/2021		$662	DKK	4,010	0	(4)
	03/2021	CNH	395,027		$59,830	0	(630)
	03/2021	PEN	601		166	0	0
	03/2021		$381	CNH	2,507	3	0

HUS	01/2021	BRL	2,991		$576	0	0
	01/2021	EUR	1,981		2,374	0	(47)
	01/2021	GBP	31,911		42,679	0	(961)
	01/2021	JPY	680,907		6,534	0	(61)
	01/2021	PEN	2,978		838	16	0
	01/2021		$576	BRL	2,992	0	0
	01/2021		1,834	CAD	2,349	11	0
	01/2021		468	CLP	349,506	24	0
	01/2021		1,582	EUR	1,302	8	0
	01/2021		2,849	GBP	2,131	65	0
	01/2021		3	PLN	11	0	0
	01/2021		1,536	SEK	13,064	52	0
	01/2021		759	ZAR	11,737	38	0
	02/2021		508	RUB	37,774	2	(2)
	03/2021	CNH	31,225		$4,733	0	(46)
	03/2021	CNY	70,158		10,578	0	(140)
	03/2021	TWD	26,823		966	0	0
	03/2021		$436	CNH	2,889	6	0
	03/2021		1,681	KRW	1,837,270	8	(1)
	04/2021	ILS	2,919		$849	0	(62)

JPM	01/2021	AUD	1,941		1,428	0	(68)
	01/2021	BRL	437		84	0	0
	01/2021		$84	BRL	437	0	0
	01/2021		232	CAD	300	4	0
	01/2021		1,388	EUR	1,137	1	0
	01/2021		58	RUB	4,438	2	0
	02/2021		248	ILS	854	18	0
	03/2021	CNH	14,143		$2,163	0	(2)
	03/2021	TWD	22,460		804	0	(5)
	03/2021		$3,336	CNH	22,107	48	0
	03/2021		277	KRW	305,455	4	0

MYI	01/2021	CAD	862		$673	0	(4)
	01/2021	CHF	4,354		4,831	0	(87)
	01/2021	NZD	3,162		2,220	0	(55)
	01/2021		$485	NOK	4,295	16	0
	06/2021		38	EUR	30	0	(1)

SCX	01/2021	AUD	1,133		$835	0	(39)
	01/2021	EUR	73,293		87,775	0	(1,763)
	01/2021		$735	EUR	605	5	(1)
	02/2021	EUR	73,293		$89,738	139	0
	02/2021	ILS	957		279	0	(19)
	03/2021	MYR	12,225		3,003	0	(50)
	03/2021	TWD	45,222		1,625	0	(4)

SOG	02/2021		$60	CZK	1,300	1	0

SSB	01/2021	TWD	54,212		$1,932	1	0
	01/2021		$847	EUR	700	9	0
	03/2021	KRW	10,048,549		$9,028	0	(207)

TOR	01/2021	CAD	12,051		9,302	0	(165)
	01/2021	JPY	3,019,771		28,944	0	(303)
	01/2021		$9,459	CAD	12,051	8	0
	01/2021		1	CLP	747	0	0
	01/2021		134	GBP	100	3	0
	02/2021	CAD	12,051		$9,460	0	(8)
	03/2021		$1,282	MXN	26,289	27	0

UAG	01/2021	AUD	2,287		$1,680	0	(83)
	01/2021		$38	RUB	2,928	1	0

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	27

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2021	DKK	48,091		$7,700	$0	$(199)
	02/2021		$665	RUB	49,381	2	(2)
	04/2021	ILS	5,262		$1,532	0	(109)

Total Forward Foreign Currency Contracts						$1,328	$(6,440)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	1,900	$78	$20

BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.306	10/29/2021	200	15	9
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.306	10/29/2021	200	15	17

CBK	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.370	10/25/2021	400	29	21
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.370	10/25/2021	400	29	30

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	800	32	9

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	2,000	148	56

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300	10/13/2021	3,600	38	43
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.365	10/22/2021	500	35	26
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.365	10/22/2021	500	35	37

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/29/2021	5,500	42	12
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	1,700	126	44
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	1,300	51	15

							$ 673	$339

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Fannie Mae 1.500% due 05/01/2052	EUR	97.000	05/23/2025	1,100	$83	$80

Total Purchased Options						$756	$419

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900%	01/20/2021	1,600	$(3)	$0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	01/20/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	200	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.450	01/20/2021	3,400	(3)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	01/20/2021	5,500	(9)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	800	(1)	(1)

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	98.250	01/20/2021	200	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	1,700	(5)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	01/20/2021	700	(1)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.425	03/17/2021	1,000	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.775	03/17/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	03/17/2021	1,000	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	300	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.475	01/20/2021	1,100	(1)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	01/20/2021	1,100	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.825	01/20/2021	1,100	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	1.050	01/20/2021	700	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	02/17/2021	1,300	(2)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	03/17/2021	3,700	(3)	(2)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	03/17/2021	1,900	(2)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	1,900	(3)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	03/17/2021	3,700	(4)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	03/17/2021	1,900	(2)	(2)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	1,300	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,300	(2)	(2)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100%	01/20/2021	2,900	$(6)	$0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	02/17/2021	1,400	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	1,200	(2)	(2)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	2,400	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,400	(4)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	2,000	(3)	(3)

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	01/20/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	02/17/2021	700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	01/20/2021	1,600	(3)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	02/17/2021	1,700	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	02/17/2021	1,700	(2)	(1)

FBF	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	02/17/2021	900	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	02/17/2021	500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	03/17/2021	1,300	(2)	(1)

GST	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	01/20/2021	700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	03/17/2021	200	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	02/17/2021	1,500	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	02/17/2021	1,500	(2)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	03/17/2021	2,600	(2)	(2)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	03/17/2021	1,500	(1)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	03/17/2021	2,600	(3)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	03/17/2021	1,500	(2)	(1)

JLN	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	01/20/2021	1,400	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	1.000	01/20/2021	1,500	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	1.050	01/20/2021	1,500	(3)	0

MYC	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	02/17/2021	1,300	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	02/17/2021	1,300	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	03/17/2021	1,000	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	03/17/2021	1,100	(1)	(1)

						$(106)	$(53)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
HUS	Put - OTC EUR versus CNH	CNH	7.750	02/04/2021	2,602	$(14)	$(3)
	Call - OTC EUR versus CNH		8.050	02/04/2021	2,602	(14)	(14)
	Put - OTC USD versus CNH		6.550	01/07/2021	3,274	(16)	(26)
	Call - OTC USD versus CNH		6.750	01/07/2021	3,274	(16)	0

						$(60)	$(43)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	15,800	$ (78)	$0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/29/2021	2,000	(23)	(4)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.460	01/29/2021	2,000	(23)	(32)

BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	1,100	(83)	(85)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	6,900	(32)	0

FAR	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.223	01/15/2021	1,200	(13)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.523	01/15/2021	1,200	(13)	(6)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	16,600	(147)	(1)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	800	(36)	(7)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	500	(22)	(4)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	14,100	(126)	0
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	11,000	(51)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/17/2021	900	(30)	(7)

							$ (677)	$(148)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	29

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	1-Month USD-LIBOR	10/07/2022	9,500	$(10)	$(4)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	1-Month USD-LIBOR	10/08/2022	5,250	(5)	(2)

						$(15)	$(6)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2051	$	101.563	01/07/2021	300	$(1)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2051		101.672	01/07/2021	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051		102.141	03/04/2021	900	(3)	(1)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 03/01/2051		102.906	03/11/2021	500	(2)	(3)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2051		103.367	01/14/2021	800	(3)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2051		103.594	01/14/2021	700	(3)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 02/01/2051		103.773	02/11/2021	1,200	(2)	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051		103.578	03/11/2021	700	(2)	(3)
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051		104.000	03/11/2021	400	(1)	(2)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051 «		104.125	04/14/2021	600	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 02/01/2051		99.688	02/04/2021	900	(5)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051		102.188	02/04/2021	1,000	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051		102.266	02/04/2021	900	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051		102.125	03/04/2021	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051		102.141	03/04/2021	600	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051		104.141	03/04/2021	600	(1)	(1)

						$(33)	$(23)

Total Written Options						$(891)	$(273)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.038%	$	200	$(7)	$4	$0	$(3)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		1,700	(61)	36	0	(25)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.127		3,000	(73)	7	0	(66)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.106		800	(15)	(3)	0	(18)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		1,200	(41)	23	0	(18)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.127		2,000	(51)	7	0	(44)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		1,000	(35)	20	0	(15)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.106		1,600	(31)	(5)	0	(36)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		1,700	(59)	34	0	(25)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.127		800	(20)	2	0	(18)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.127		200	(5)	1	0	(4)

								$(398)	$126	$0	$(272)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.903%	$	900	$(22)	$26	$4	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.903		600	(15)	18	3	0

MYC	Barclays Bank PLC	1.000	Quarterly	12/20/2021	0.229	EUR	200	2	0	2	0

								$(35)	$44	$9	$0

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	5,200	$3,918	$25	$65	$90	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		4,200	2,898	1	367	368	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		4,100	2,829	(15)	374	359	0

MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.298% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/14/2030		1,800	1,293	9	86	95	0

								$20	$892	$912	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.239% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/22/2021	$	4,800	$2	$(42)	$0	$(40)

BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.239% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/22/2021		1,500	1	(14)	0	(13)

GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.239% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/22/2021		5,500	3	(42)	0	(39)

JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.239% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/22/2021		3,700	2	(33)	0	(31)

									$8	$(131)	$0	$(123)

Total Swap Agreements									$(405)	$931	$921	$(395)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
AZD	$0	$0	$90	$90	$0	$0	$0	$0	$90	$0	$90
BOA	64	20	0	84	(257)	(40)	(43)	(340)	(256)	178	(78)
BPS	159	106	0	265	(324)	(106)	(104)	(534)	(269)	421	152
BRC	77	0	4	81	(9)	(11)	(80)	(100)	(19)	54	35
CBK	272	51	371	694	(394)	0	(15)	(409)	285	0	285
DUB	55	9	0	64	0	(2)	0	(2)	62	(40)	22
FAR	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
FBF	0	56	0	56	0	(2)	0	(2)	54	0	54
GLM	182	106	359	647	(962)	(7)	0	(969)	(322)	504	182
GST	0	0	0	0	0	(10)	(100)	(110)	(110)	0	(110)
HUS	230	0	0	230	(1,320)	(43)	(18)	(1,381)	(1,151)	979	(172)
JPM	77	0	0	77	(75)	(26)	(35)	(136)	(59)	99	40
MYC	0	71	97	168	0	(17)	0	(17)	151	(445)	(294)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	31

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
MYI	$16	$0	$0	$16	$(147)	$0	$0	$(147)	$(131)	$0	$(131)
SCX	144	0	0	144	(1,876)	0	0	(1,876)	(1,732)	2,441	709
SOG	1	0	0	1	0	0	0	0	1	0	1
SSB	10	0	0	10	(207)	0	0	(207)	(197)	0	(197)
TOR	38	0	0	38	(476)	0	0	(476)	(438)	332	(106)
UAG	3	0	0	3	(393)	0	0	(393)	(390)	205	(185)

Total Over the Counter	$1,328	$419	$921	$2,668	$(6,440)	$(273)	$(395)	$(7,108)

(o)

Securities with an aggregate market value of $5,214 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$16	$16
Futures	0	0	0	0	58	58
Swap Agreements	0	2	0	0	285	287

	$0	$2	$0	$0	$359	$361

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,328	$0	$1,328
Purchased Options	0	0	0	0	419	419
Swap Agreements	0	9	0	912	0	921

	$0	$9	$0	$2,240	$419	$2,668

	$0	$11	$0	$2,240	$778	$3,029

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$67	$67
Swap Agreements	0	75	0	0	348	423

	$0	$75	$0	$0	$415	$490

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,440	$0	$6,440
Written Options	0	53	0	43	177	273
Swap Agreements	0	272	0	0	123	395

	$0	$325	$0	$6,483	$300	$7,108

	$0	$400	$0	$6,483	$715	$7,598

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$64	$64
Written Options	0	0	0	0	15	15
Futures	0	0	0	0	2,586	2,586
Swap Agreements	0	(2,204)	0	0	(1,948)	(4,152)

	$0	$(2,204)	$0	$0	$717	$(1,487)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(19,498)	$0	$(19,498)
Purchased Options	0	0	0	120	(91)	29
Written Options	0	206	0	191	785	1,182
Swap Agreements	0	(143)	0	(111)	560	306

	$0	$63	$0	$(19,298)	$1,254	$(17,981)

	$0	$(2,141)	$0	$(19,298)	$1,971	$(19,468)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$11	$11
Written Options	0	0	0	0	(20)	(20)
Futures	0	0	0	0	496	496
Swap Agreements	0	189	0	0	2,343	2,532

	$0	$189	$0	$0	$2,830	$3,019

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,420)	$0	$(3,420)
Purchased Options	0	0	0	(23)	(664)	(687)
Written Options	0	42	0	(54)	784	772
Swap Agreements	0	109	0	700	(45)	764

	$0	$151	$0	$(2,797)	$75	$(2,571)

	$0	$340	$0	$(2,797)	$2,905	$448

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$26	$0	$26
Sovereign Issues	0	151	0	151
Australia
Asset-Backed Securities	0	170	0	170
Corporate Bonds & Notes	0	319	0	319
Non-Agency Mortgage-Backed Securities	0	1,374	0	1,374
Sovereign Issues	0	8,619	0	8,619

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Brazil
Corporate Bonds & Notes	$0	$2,101	$0	$2,101
Canada
Corporate Bonds & Notes	0	2,001	0	2,001
Non-Agency Mortgage-Backed Securities	0	1,550	0	1,550
Sovereign Issues	0	4,613	0	4,613
Cayman Islands
Asset-Backed Securities	0	16,140	0	16,140
Corporate Bonds & Notes	0	8,114	0	8,114

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	33

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)	December 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
China
Sovereign Issues	$0	$76,925	$0	$76,925
Denmark
Corporate Bonds & Notes	0	27,892	0	27,892
France
Corporate Bonds & Notes	0	4,467	0	4,467
Sovereign Issues	0	19,651	0	19,651
Germany
Corporate Bonds & Notes	0	14,024	0	14,024
India
Corporate Bonds & Notes	0	717	0	717
Ireland
Asset-Backed Securities	0	6,733	0	6,733
Corporate Bonds & Notes	0	220	0	220
Israel
Sovereign Issues	0	8,102	0	8,102
Italy
Corporate Bonds & Notes	0	10,466	0	10,466
Sovereign Issues	0	12,015	0	12,015
Japan
Corporate Bonds & Notes	0	8,653	0	8,653
Sovereign Issues	0	82,036	0	82,036
Kuwait
Sovereign Issues	0	3,189	0	3,189
Lithuania
Sovereign Issues	0	993	0	993
Luxembourg
Corporate Bonds & Notes	0	1,652	0	1,652
Malaysia
Corporate Bonds & Notes	0	904	0	904
Sovereign Issues	0	3,047	0	3,047
Mexico
Sovereign Issues	0	375	0	375
Multinational
Corporate Bonds & Notes	0	724	0	724
Netherlands
Asset-Backed Securities	0	1,947	0	1,947
Corporate Bonds & Notes	0	4,297	0	4,297
New Zealand
Sovereign Issues	0	1,182	0	1,182
Norway
Corporate Bonds & Notes	0	535	0	535
Peru
Corporate Bonds & Notes	0	566	0	566
Sovereign Issues	0	8,223	0	8,223
Qatar
Sovereign Issues	0	10,313	0	10,313
Romania
Sovereign Issues	0	1,269	0	1,269
Saudi Arabia
Corporate Bonds & Notes	0	924	0	924
Sovereign Issues	0	5,547	0	5,547
Singapore
Corporate Bonds & Notes	0	2,868	0	2,868
Slovenia
Sovereign Issues	0	1,631	0	1,631
South Africa
Sovereign Issues	0	532	0	532
South Korea
Sovereign Issues	0	12,372	0	12,372
Spain
Corporate Bonds & Notes	0	978	0	978
Preferred Securities	0	2,519	0	2,519
Sovereign Issues	0	27,105	0	27,105

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Supranational
Corporate Bonds & Notes	$0	$2,077	$0	$2,077
Switzerland
Corporate Bonds & Notes	0	10,246	0	10,246
United Arab Emirates
Corporate Bonds & Notes	0	206	0	206
Sovereign Issues	0	2,348	0	2,348
United Kingdom
Corporate Bonds & Notes	0	40,504	0	40,504
Non-Agency Mortgage-Backed Securities	0	28,630	3,118	31,748
Preferred Securities	0	233	0	233
Sovereign Issues	0	7,810	0	7,810
United States
Asset-Backed Securities	0	37,653	0	37,653
Corporate Bonds & Notes	0	46,487	0	46,487
Loan Participations and Assignments	0	2,152	0	2,152
Non-Agency Mortgage-Backed Securities	0	18,158	0	18,158
Preferred Securities	0	2,213	0	2,213
U.S. Government Agencies	0	267,328	0	267,328
U.S. Treasury Obligations	0	38,533	0	38,533
Short-Term Instruments
Repurchase Agreements	0	3,015	0	3,015
Argentina Treasury Bills	0	144	0	144
Japan Treasury Bills	0	1,647	0	1,647
U.S. Treasury Bills	0	1,460	0	1,460
U.S. Treasury Cash Management Bills	0	552	0	552

	$0	$922,167	$3,118	$925,285

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,029	$0	$0	$9,029

Total Investments	$9,029	$922,167	$3,118	$934,314

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	0	(6,606)	0	(6,606)
United States
U.S. Government Agencies	0	(64,308)	0	(64,308)

	$0	$(70,914)	$0	$(70,914)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	74	287	0	361
Over the counter	0	2,668	0	2,668

	$74	$2,955	$0	$3,029

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(65)	(423)	0	(488)
Over the counter	0	(7,106)	(2)	(7,108)

	$(65)	$(7,529)	$(2)	$(7,596)

Total Financial Derivative Instruments	$9	$(4,574)	$(2)	$(4,567)

Totals	$9,038	$846,679	$3,116	$858,833

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

34	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	December 31, 2020

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

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Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds.

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The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable

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Notes to Financial Statements	(Cont.)

foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the

NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest

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rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial

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Notes to Financial Statements	(Cont.)

derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank

Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$28,888	$179	$(28,380)	$(458)	$71	$300	$177	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$5,797	$86,411	$(83,481)	$2	$0	$8,729	$11	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement

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period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate

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Notes to Financial Statements	(Cont.)

markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and

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bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to

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Notes to Financial Statements	(Cont.)

counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

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During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current

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Notes to Financial Statements	(Cont.)

value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better

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reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes

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Notes to Financial Statements	(Cont.)

periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe

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payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of

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Notes to Financial Statements	(Cont.)

portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In

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addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo

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Notes to Financial Statements	(Cont.)

Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing

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or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$16,638	$4,837

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the

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Notes to Financial Statements	(Cont.)

securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$4,256,500	$4,147,947	$214,988	$154,970

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	6,857	$75,955	136	$1,528

Administrative Class	2,710	30,232	2,408	26,931

Advisor Class	3,520	39,044	2,150	24,104
Issued as reinvestment of distributions

Institutional Class	108	1,179	20	216

Administrative Class	407	4,421	182	2,042

Advisor Class	2,458	26,678	969	10,887
Cost of shares redeemed

Institutional Class	(240)	(2,639)	(41)	(464)

Administrative Class	(3,185)	(35,302)	(2,817)	(31,592)

Advisor Class	(4,692)	(51,804)	(1,983)	(22,194)

Net increase (decrease) resulting from Portfolio share transactions	7,943	$87,764	1,024	$11,458

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 76% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

54	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	$0	$12,253	$0	$12,106	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, hyper inflationary mark to market loss deferrals, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	$845,309	$30,814	$(17,432)	$13,382

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, hyper inflationary mark to market, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	$0	$32,278	$0	$0	$0	$13,145	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	DECEMBER 31, 2020	55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

56	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	NatWest Markets Plc

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities Inc.	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SOG	Societe Generale Paris

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	JLN	JP Morgan Chase Bank N.A. London	TDL	Toronto Dominion Bank London

DUB	Deutsche Bank AG	JML	JP Morgan Securities Plc	TDM	TD Securities (USA) LLC

FAR	Wells Fargo Bank National Association	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	DKK	Danish Krone	NOK	Norwegian Krone

AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar

BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty

CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble

CLP	Chilean Peso	JPY	Japanese Yen	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar

CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	SONIO	Sterling Overnight Interbank Average Rate

CDOR03	3 month CDN Swap Rate	EUR003M	3 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	STIBOR	Stockholm Interbank Offered Rate

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDI	Brazil Interbank Deposit Rate	OAT	Obligations Assimilables du Trésor	WIBOR	Warsaw Interbank Offered Rate

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

ANNUAL REPORT	|	DECEMBER 31, 2020	57

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	0.00%	0.00%	$26,633	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	29.85%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

58	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	DECEMBER 31, 2020	59

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

60	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy[1]	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	|	DECEMBER 31, 2020	61

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

62	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

64	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

66	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

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General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT06AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO International Bond Portfolio (Unhedged)

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO International Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured

4	PIMCO VARIABLE INSURANCE TRUST

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (Unhedged)	04/30/08	04/30/12	04/30/08	03/31/09	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO International Bond Portfolio (Unhedged)	(Cont.)

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO International Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of December 31, 2020†§

United States	36.7%

Japan	10.3%

United Kingdom	10.0%

China	8.1%

Short-Term Instruments‡	5.2%

Spain	3.4%

Denmark	3.1%

Italy	2.9%

France	2.7%

Cayman Islands	2.5%

Australia	2.3%

Germany	2.0%

Qatar	1.6%

South Korea	1.6%

Ireland	1.4%

Saudi Arabia	1.0%

Other	5.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (Unhedged) Institutional Class	10.93%	5.52%	—	1.96%
PIMCO International Bond Portfolio (Unhedged) Administrative Class	10.77%	5.38%	2.65%	3.60%
PIMCO International Bond Portfolio (Unhedged) Advisor Class	10.66%	5.28%	2.53%	3.72%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index±	10.11%	4.89%	1.99%	2.40%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2008.

± Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investmentgrade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.93% for Institutional Class shares, 1.08% for Administrative Class shares, and 1.18% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to select Scandinavian currencies, notably, the Swedish krona, contributed to performance as these currencies appreciated relative to the U.S. dollar, particularly from Q2 to Q4.

»	Overweight exposure to duration in the U.S. contributed to relative performance, as yields decreased.

»	Overweight exposure to Dollar Block currencies such as the Australian dollar contributed to relative performance, as these currencies appreciated relative to the U.S. dollar.

»	Underweight exposure to the euro detracted from relative performance, as the currency appreciated relative to the U.S. dollar, particularly from Q2 to Q4.

»	Underweight exposure to the Chinese yuan detracted from relative performance, as the currency appreciated relative to the U.S. dollar, particularly over the second half of the reporting period.

»

Modest exposure to a basket of high-carry emerging market currencies such as the Brazilian real and Russian ruble during Q1 detracted from relative performance, as these currencies depreciated relative to the U.S. dollar.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

Expense Example PIMCO International Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,134.40	$4.31	$1,000.00	$1,021.51	$4.08	0.79%
Administrative Class	1,000.00	1,133.70	5.12	1,000.00	1,020.74	4.85	0.94
Advisor Class	1,000.00	1,133.10	5.67	1,000.00	1,020.23	5.37	1.04

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights	PIMCO International Bond Portfolio (Unhedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2020	$10.05	$0.16	$0.87	$1.03	$(0.55)	$0.00	$0.00	$(0.55)

12/31/2019	9.58	0.21	0.47	0.68	(0.21)	0.00	0.00	(0.21)

12/31/2018	10.67	0.19	(0.60)	(0.41)	(0.51)	(0.14)	(0.03)	(0.68)

12/31/2017	9.78	0.14	0.93	1.07	(0.18)	0.00	0.00	(0.18)

12/31/2016	9.61	0.14	0.17	0.31	(0.14)	0.00	0.00	(0.14)
Administrative Class

12/31/2020	10.05	0.15	0.86	1.01	(0.53)	0.00	0.00	(0.53)

12/31/2019	9.58	0.19	0.48	0.67	(0.20)	0.00	0.00	(0.20)

12/31/2018	10.67	0.18	(0.60)	(0.42)	(0.50)	(0.14)	(0.03)	(0.67)

12/31/2017	9.78	0.13	0.93	1.06	(0.17)	0.00	0.00	(0.17)

12/31/2016	9.61	0.12	0.17	0.29	(0.12)	0.00	0.00	(0.12)
Advisor Class

12/31/2020	10.05	0.14	0.86	1.00	(0.52)	0.00	0.00	(0.52)

12/31/2019	9.58	0.18	0.48	0.66	(0.19)	0.00	0.00	(0.19)

12/31/2018	10.67	0.17	(0.60)	(0.43)	(0.49)	(0.14)	(0.03)	(0.66)

12/31/2017	9.78	0.12	0.93	1.05	(0.16)	0.00	0.00	(0.16)

12/31/2016	9.61	0.11	0.17	0.28	(0.11)	0.00	0.00	(0.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.53	10.93%	$12	0.83%	0.83%	0.75%	0.75%	1.68%	514%

10.05	7.17	11	0.93	0.93	0.75	0.75	2.10	299

9.58	(3.85)	10	0.87	0.87	0.75	0.75	1.85	197

10.67	10.96	10	0.84	0.84	0.75	0.75	1.37	216

9.78	3.15	9	0.80	0.80	0.75	0.75	1.34	419

10.53	10.77	10,504	0.98	0.98	0.90	0.90	1.54	514

10.05	7.02	9,826	1.08	1.08	0.90	0.90	1.95	299

9.58	(3.97)	9,420	1.02	1.02	0.90	0.90	1.72	197

10.67	10.83	8,468	0.99	0.99	0.90	0.90	1.26	216

9.78	3.00	7,731	0.95	0.95	0.90	0.90	1.19	419

10.53	10.66	20,408	1.08	1.08	1.00	1.00	1.43	514

10.05	6.92	19,624	1.18	1.18	1.00	1.00	1.85	299

9.58	(4.07)	20,278	1.12	1.12	1.00	1.00	1.61	197

10.67	10.72	22,498	1.09	1.09	1.00	1.00	1.14	216

9.78	2.90	22,506	1.05	1.05	1.00	1.00	1.08	419

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities	PIMCO International Bond Portfolio (Unhedged)	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$42,253
Investments in Affiliates	246

Financial Derivative Instruments
Exchange-traded or centrally cleared	18
Over the counter	689
Cash	50
Deposits with counterparty	608
Foreign currency, at value	145
Receivable for investments sold	748
Receivable for TBA investments sold	26,139
Receivable for Portfolio shares sold	27
Interest and/or dividends receivable	228
Total Assets	71,151

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,860
Payable for short sales	2,558

Financial Derivative Instruments
Exchange-traded or centrally cleared	21
Over the counter	178
Payable for investments purchased	941
Payable for TBA investments purchased	32,625
Payable for Portfolio shares redeemed	16
Accrued investment advisory fees	7
Accrued supervisory and administrative fees	14
Accrued distribution fees	5
Accrued servicing fees	2
Total Liabilities	40,227

Net Assets	$30,924

Net Assets Consist of:

Paid in capital	$28,451
Distributable earnings (accumulated loss)	2,473

Net Assets	$30,924

Net Assets:

Institutional Class	$12
Administrative Class	10,504
Advisor Class	20,408

Shares Issued and Outstanding:

Institutional Class	1
Administrative Class	997
Advisor Classs	1,938

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.53
Administrative Class	10.53
Advisor Class	10.53

Cost of investments in securities	$39,710
Cost of investments in Affiliates	$245
Cost of foreign currency held	$153
Proceeds received on short sales	$2,551
Cost or premiums of financial derivative instruments, net	$(30)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO International Bond Portfolio (Unhedged)

Year Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$700
Dividends from Investments in Affiliates	2
Total Income	702

Expenses:

Investment advisory fees	70
Supervisory and administrative fees	139
Servicing fees - Administrative Class	13
Distribution and/or servicing fees - Advisor Class	48
Trustee fees	1
Interest expense	22
Total Expenses	293
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	293

Net Investment Income (Loss)	409

Net Realized Gain (Loss):

Investments in securities	426
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(165)
Over the counter financial derivative instruments	529
Short sales	(37)
Foreign currency	(96)

Net Realized Gain (Loss)	656

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,444
Exchange-traded or centrally cleared financial derivative instruments	207
Over the counter financial derivative instruments	(10)
Short sales	(1)
Foreign currency assets and liabilities	(40)

Net Change in Unrealized Appreciation (Depreciation)	1,600

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,665

* Foreign tax withholdings	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO International Bond Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$409	$560
Net realized gain (loss)	656	(262)
Net change in unrealized appreciation (depreciation)	1,600	1,679

Net Increase (Decrease) in Net Assets Resulting from Operations	2,665	1,977

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1)	(0)
Administrative Class	(459)	(201)
Advisor Class	(987)	(375)

Total Distributions(a)	(1,447)	(576)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	245	(1,648)

Total Increase (Decrease) in Net Assets	1,463	(247)

Net Assets:

Beginning of year	29,461	29,708
End of year	$30,924	$29,461

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.6%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	250	$2

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$7	3
0.125% due 07/09/2035 þ		5	2
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	480	3

Autonomous City of Buenos Aires Argentina
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~		30	0

Provincia de Buenos Aires
36.050% due 04/12/2025		100	1

			9

Total Argentina (Cost $36)			11

AUSTRALIA 3.2%

CORPORATE BONDS & NOTES 0.7%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$100	106

Woodside Finance Ltd.
4.600% due 05/10/2021		100	101

			207

SOVEREIGN ISSUES 2.5%

Australia Government International Bond
0.500% due 09/21/2026	AUD	600	464
1.750% due 06/21/2051		100	73
3.000% due 03/21/2047		150	143

New South Wales Treasury Corp.
2.000% due 03/20/2031		70	58

Queensland Treasury Corp.
1.750% due 08/21/2031		20	16

Treasury Corp. of Victoria
4.250% due 12/20/2032		20	20

			774

Total Australia (Cost $912)			981

BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.4%

Petrobras Global Finance BV
5.093% due 01/15/2030		$104	116

Total Brazil (Cost $108)			116

CANADA 0.6%

SOVEREIGN ISSUES 0.6%

Province of Ontario
2.600% due 06/02/2027	CAD	200	173

Total Canada (Cost $156)			173

CAYMAN ISLANDS 3.5%

ASSET-BACKED SECURITIES 2.1%

Crown Point CLO Ltd.
1.388% due 10/20/2028 •		$97	97

Dryden 36 Senior Loan Fund
1.174% due 04/15/2029 •		100	100

Dryden Senior Loan Fund
1.137% due 10/15/2027 •		84	84

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MidOcean Credit CLO
1.468% due 01/20/2029 •		$100	$100

Monarch Grove CLO
1.095% due 01/25/2028 •		77	76

Venture CLO Ltd.
1.256% due 04/20/2029 •(b)		100	100

Zais CLO Ltd.
1.387% due 04/15/2028 •		81	81

			638

CORPORATE BONDS & NOTES 1.4%

QNB Finance Ltd.
1.574% (US0003M + 1.350%) due 05/31/2021 ~		200	200

Sands China Ltd.
5.400% due 08/08/2028		200	235

			435

Total Cayman Islands (Cost $1,039)			1,073

CHINA 11.2%

SOVEREIGN ISSUES 11.2%

China Development Bank
3.390% due 07/10/2027	CNY	500	76
3.430% due 01/14/2027		1,600	245
3.450% due 09/20/2029		300	45
3.480% due 01/08/2029		400	61
3.500% due 08/13/2026		2,000	308
3.650% due 05/21/2029		400	61
3.680% due 02/26/2026		2,700	420
4.040% due 04/10/2027		600	95
4.040% due 07/06/2028		1,000	158
4.240% due 08/24/2027		8,800	1,408
4.880% due 02/09/2028		2,400	400

China Government Bond
2.700% due 11/03/2026		400	60
2.740% due 08/04/2026		600	91
2.850% due 01/28/2026		200	30

Total China (Cost $3,261)			3,458

DENMARK 4.2%

CORPORATE BONDS & NOTES 4.2%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	1,277	212
1.500% due 10/01/2050		320	54

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		2,497	414

Nykredit Realkredit A/S
1.000% due 10/01/2050		2,689	446
1.500% due 10/01/2050		999	169

Total Denmark (Cost $1,154)			1,295

FRANCE 3.7%

SOVEREIGN ISSUES 3.7%

France Government International Bond
0.750% due 05/25/2052	EUR	50	68
2.000% due 05/25/2048 (j)		420	748
3.250% due 05/25/2045 (j)		150	317

Total France (Cost $734)			1,133

GERMANY 2.7%

CORPORATE BONDS & NOTES 2.7%

Deutsche Bank AG
2.625% due 02/12/2026	EUR	200	268
4.250% due 10/14/2021		$200	205

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	100	125

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000s)

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	100	$123
1.875% due 01/31/2024		100	129

Total Germany (Cost $785)			850

IRELAND 2.0%

ASSET-BACKED SECURITIES 2.0%

ALME Loan Funding DAC
0.750% due 01/15/2031 •	EUR	250	304

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		250	304

Total Ireland (Cost $553)			608

ISRAEL 1.2%

SOVEREIGN ISSUES 1.2%

Israel Government International Bond
1.000% due 04/30/2021	ILS	1,000	312
2.000% due 03/31/2027		200	69

Total Israel (Cost $356)			381

ITALY 4.0%

CORPORATE BONDS & NOTES 0.8%

Banca Carige SpA
0.977% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	100	123
1.189% due 10/25/2021 •		100	123

			246

SOVEREIGN ISSUES 3.2%

Italy Buoni Poliennali Del Tesoro
0.900% due 04/01/2031		75	95
1.450% due 11/15/2024 (j)		200	260
1.700% due 09/01/2051		50	65
1.800% due 03/01/2041 (j)		100	135
1.850% due 07/01/2025 (j)		200	266

Italy Government International Bond
6.000% due 08/04/2028	GBP	100	180

			1,001

Total Italy (Cost $1,125)			1,247

JAPAN 14.2%

SOVEREIGN ISSUES 14.2%

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		$200	200

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	30,179	293
0.100% due 03/20/2029		120,000	1,177
0.100% due 03/20/2030		30,000	293
0.300% due 06/20/2046		25,000	229
0.500% due 09/20/2046		53,000	509
0.700% due 12/20/2048		42,400	421
1.200% due 09/20/2035		52,650	582
1.300% due 06/20/2035		40,000	447
1.700% due 06/20/2033		20,000	231

Total Japan (Cost $4,223)			4,382

KUWAIT 0.7%

SOVEREIGN ISSUES 0.7%

Kuwait International Government Bond
3.500% due 03/20/2027		$200	228

Total Kuwait (Cost $199)			228

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MALAYSIA 0.5%

SOVEREIGN ISSUES 0.5%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	100	$27
3.733% due 06/15/2028		100	27
3.955% due 09/15/2025		100	27

Malaysia Government Investment Issue
3.655% due 10/15/2024		100	26
4.130% due 07/09/2029		100	27
4.369% due 10/31/2028		100	28

Total Malaysia (Cost $147)			162

NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.750% due 05/15/2041	NZD	50	36

Total New Zealand (Cost $36)			36

PERU 1.2%

SOVEREIGN ISSUES 1.2%

Peru Government International Bond
5.350% due 08/12/2040	PEN	100	29
5.940% due 02/12/2029		173	60
6.350% due 08/12/2028		700	246
6.950% due 08/12/2031		79	28

Total Peru (Cost $339)			363

QATAR 2.2%

SOVEREIGN ISSUES 2.2%

Qatar Government International Bond
3.875% due 04/23/2023		$200	215
4.000% due 03/14/2029		200	237
4.500% due 04/23/2028		200	243

Total Qatar (Cost $601)			695

RUSSIA 0.2%

SOVEREIGN ISSUES 0.2%

Russia Government International Bond
7.650% due 04/10/2030	RUB	3,700	57

Total Russia (Cost $58)			57

SAUDI ARABIA 1.4%

SOVEREIGN ISSUES 1.4%

Saudi Government International Bond
2.375% due 10/26/2021		$200	203
3.625% due 03/04/2028		200	225

Total Saudi Arabia (Cost $424)			428

SOUTH KOREA 2.2%

SOVEREIGN ISSUES 2.2%

Korea Government International Bond
2.125% due 06/10/2027	KRW	65,000	62
2.375% due 12/10/2027		80,000	78
2.375% due 12/10/2028		330,000	321
2.625% due 06/10/2028		130,000	129
5.500% due 03/10/2028		80,000	94

Total South Korea (Cost $640)			684

		SHARES
SPAIN 4.7%

PREFERRED SECURITIES 0.4%

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)		100,000	125

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000s)
SOVEREIGN ISSUES 4.3%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	$126

Spain Government International Bond
0.250% due 07/30/2024		100	126
1.000% due 10/31/2050 (j)		100	127
1.250% due 10/31/2030		190	259
1.400% due 07/30/2028 (j)		400	548
1.850% due 07/30/2035 (j)		100	148

			1,334

Total Spain (Cost $1,294)			1,459

SUPRANATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%

European Union
0.000% due 07/04/2035 (e)	EUR	100	126

Total Supranational (Cost $121)			126

SWITZERLAND 0.4%

CORPORATE BONDS & NOTES 0.4%

UBS AG
4.750% due 02/12/2026 •(i)	EUR	100	123

Total Switzerland (Cost $119)			123

UNITED ARAB EMIRATES 1.3%

SOVEREIGN ISSUES 1.3%

Emirate of Abu Dhabi Government International Bond
2.125% due 09/30/2024		$200	211
2.500% due 10/11/2022		200	207

Total United Arab Emirates (Cost $410)			418

UNITED KINGDOM 13.8%

CORPORATE BONDS & NOTES 7.2%

Barclays PLC
3.375% due 04/02/2025 •	EUR	200	270

BG Energy Capital PLC
4.000% due 10/15/2021		$200	205

HSBC Holdings PLC
4.041% due 03/13/2028 •		200	228
6.750% due 09/11/2028	GBP	50	93

Lloyds Bank PLC
4.875% due 03/30/2027		100	174

Lloyds Banking Group PLC
3.900% due 03/12/2024		$200	220

Marks & Spencer PLC
4.250% due 12/08/2023	GBP	100	144

Nationwide Building Society
4.363% due 08/01/2024 •		$200	218

Natwest Group PLC
5.076% due 01/27/2030 •		200	246

NatWest Markets PLC
0.625% due 03/02/2022	EUR	100	123

Santander UK Group Holdings PLC
3.571% due 01/10/2023		$200	206

Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	48	90

			2,217

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.0%

Avon Finance PLC
0.954% due 09/20/2048 •		97	133

Eurosail PLC
0.000% due 12/10/2044 •	EUR	12	15
0.000% due 03/13/2045 •		19	23
0.201% due 03/13/2045 •	GBP	39	52

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000s)

Hawksmoor Mortgages
1.104% due 05/25/2053 •	GBP	211	$290

Jupiter PLC
0.000% due 06/01/2060 «•		100	136

Mansard Mortgages PLC
0.693% due 12/15/2049 •		72	97

Newgate Funding PLC
1.043% due 12/15/2050 •		108	142

Residential Mortgage Securities PLC
1.304% due 06/20/2070 •		95	130

Ripon Mortgages PLC
0.851% due 08/20/2056 •		65	89

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	82	95
0.211% due 06/12/2044 •	GBP	97	128

Silverstone Master Issuer PLC
0.806% due 01/21/2070 •		66	91

Stratton Mortgage Funding PLC
1.254% due 05/25/2051 •		87	119

			1,540

SOVEREIGN ISSUES 1.6%

United Kingdom Gilt
1.750% due 01/22/2049		100	172
3.250% due 01/22/2044		150	316

			488

Total United Kingdom (Cost $3,908)			4,245

UNITED STATES 50.3%

ASSET-BACKED SECURITIES 5.5%

Citigroup Mortgage Loan Trust, Inc.
0.408% due 06/25/2037 •		$200	194

Countrywide Asset-Backed Certificates
0.288% due 07/25/2037 •		20	19
0.368% due 06/25/2047 •		300	287
0.388% due 04/25/2037 •		42	37

Countrywide Asset-Backed Certificates Trust
0.808% due 08/25/2035 •		155	152

Renaissance Home Equity Loan Trust
2.698% due 12/25/2032 •		38	38

Saxon Asset Securities Trust
1.898% due 12/25/2037 •		58	55

SG Mortgage Securities Trust
0.298% due 10/25/2036 •		200	187

SMB Private Education Loan Trust
1.290% due 07/15/2053		91	92

Structured Asset Investment Loan Trust
1.873% due 10/25/2034 •		116	116

Structured Asset Securities Corp. Mortgage Loan Trust
0.283% due 07/25/2036 •		10	10

Terwin Mortgage Trust
1.088% due 11/25/2033 •		2	2

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		54	54
2.710% due 01/25/2060 ~		79	82
2.900% due 10/25/2059 ~		243	256

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		100	107

			1,688

CORPORATE BONDS & NOTES 3.5%

AT&T, Inc.
1.650% due 02/01/2028		100	102

Campbell Soup Co.
3.300% due 03/15/2021		100	101

CNH Industrial Capital LLC
4.875% due 04/01/2021		100	101

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000s)

Energy Transfer Operating LP
4.650% due 06/01/2021	$100	$101

ERAC USA Finance LLC
2.600% due 12/01/2021	100	102

General Motors Financial Co., Inc.
1.080% (US0003M + 0.850%) due 04/09/2021 ~	100	100

Mid-America Apartments LP
4.200% due 06/15/2028	100	118

Nissan Motor Acceptance Corp.
0.941% due 09/28/2022 •	100	99

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	100	112

Zimmer Biomet Holdings, Inc.
0.989% (US0003M + 0.750%) due 03/19/2021 ~	44	44
3.550% due 04/01/2025	100	110

		1,090

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Charter Communications Operating LLC
1.900% due 02/01/2027	96	95

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.8%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	93	93

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	71	74

Bear Stearns ALT-A Trust
3.108% due 11/25/2036 ^~	67	45

Chase Mortgage Finance Trust
3.276% due 07/25/2037 ~	3	3

Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035 •	3	3

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	131	102

Countrywide Alternative Loan Trust
0.848% due 05/25/2036 •	231	102

Countrywide Home Loan Mortgage Pass-Through Trust
6.500% due 11/25/2047	53	39

DBUBS Mortgage Trust
0.250% due 11/10/2046 ~(a)	200	0
0.563% due 11/10/2046 ~(a)	18	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.338% due 08/25/2047 •	105	95

First Horizon Mortgage Pass-Through Trust
3.787% due 05/25/2037 ^~	13	8

GSR Mortgage Loan Trust
3.835% due 11/25/2035 ~	30	30

HarborView Mortgage Loan Trust
0.712% due 02/19/2036 •	171	125

Impac CMB Trust
0.868% due 10/25/2034 •	39	38

IndyMac Mortgage Loan Trust
0.628% due 07/25/2035 •	13	12

JPMorgan Alternative Loan Trust
2.755% due 12/25/2035 ^~	39	33

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000s)

JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	$81	$81

JPMorgan Mortgage Trust
2.982% due 02/25/2036 ^~	8	6

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.019% due 08/15/2032 •	16	15

Merrill Lynch Mortgage Investors Trust
3.640% due 02/25/2035 ~	4	4

Morgan Stanley Bank of America Merrill Lynch Trust
0.969% due 12/15/2048 ~(a)	273	4

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	85	90
2.750% due 11/25/2059 ~	88	93

Structured Asset Securities Corp.
0.428% due 01/25/2036 •	14	13

Thornburg Mortgage Securities Trust
1.589% due 06/25/2047 ^•	7	6

WaMu Mortgage Pass-Through Certificates Trust
3.046% due 09/25/2036 ~	8	8
3.596% due 03/25/2035 ~	28	28
3.768% due 03/25/2034 ~	34	35

		1,185

	SHARES
PREFERRED SECURITIES 0.5%

Bank of America Corp.
5.875% due 03/15/2028 •(h)	50,000	56

Charles Schwab Corp.
5.375% due 06/01/2025 •(h)	100,000	112

		168

	PRINCIPAL AMOUNT (000s)
U.S. GOVERNMENT AGENCIES 30.6%

Fannie Mae
3.500% due 01/01/2059 (j)	82	90

Freddie Mac
0.499% due 01/15/2038 •	30	30
0.759% due 12/15/2037 •	2	2
2.663% due 01/15/2038 ~(a)	30	2

Ginnie Mae, TBA
2.000% due 03/01/2051	500	521

Small Business Administration
5.980% due 05/01/2022	4	4

Uniform Mortgage-Backed Security
3.000% due 10/01/2049 (j)	92	100
3.500% due 10/01/2039 - 04/01/2050	93	99
3.500% due 07/01/2050 (j)	86	91
4.000% due 03/01/2049 - 06/01/2050 (j)	184	198

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2051	4,250	4,400
2.500% due 03/01/2051	600	630
3.500% due 02/01/2051	1,400	1,482
4.000% due 01/01/2051 - 02/01/2051	1,400	1,496
4.500% due 01/01/2051	300	325

		9,470

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 6.1%

U.S. Treasury Inflation Protected Securities (g)
0.250% due 02/15/2050		$25	$30
0.500% due 01/15/2028 (j)(m)		739	838
2.500% due 01/15/2029		121	160

U.S. Treasury Notes
0.625% due 05/15/2030		200	195
1.625% due 08/15/2029		200	214
2.875% due 04/30/2025 (j)		400	444

			1,881

Total United States (Cost $15,045)			15,577

SHORT-TERM INSTRUMENTS 6.3%

ARGENTINA TREASURY BILLS 0.0%
(3.480)% due 09/13/2021 (e)(f)	ARS	951	7

JAPAN TREASURY BILLS 6.3%
(0.095)% due 01/18/2021 - 03/29/2021 (d)(e)	JPY	200,000	1,937

Total Short-Term Instruments (Cost $1,927)			1,944

Total Investments in Securities (Cost $39,710)			42,253

		SHARES
INVESTMENTS IN AFFILIATES 0.8%

SHORT-TERM INSTRUMENTS 0.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%

PIMCO Short Asset Portfolio		1,446	15

PIMCO Short-Term Floating NAV Portfolio III		23,434	231

Total Short-Term Instruments (Cost $245)			246

Total Investments in Affiliates (Cost $245)			246

Total Investments 137.4% (Cost $39,955)			$42,499

Financial Derivative Instruments (k)(l) 1.6% (Cost or Premiums, net $(30))			508

Other Assets and Liabilities, net (39.0)%			(12,083)

Net Assets 100.0%			$30,924

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOM	0.170%	11/18/2020	01/19/2021	$	(222)	$(222)
BOS	0.170	11/19/2020	01/19/2021		(1,031)	(1,031)
	0.180	12/16/2020	01/14/2021		(461)	(461)
BPS	(0.480)	11/18/2020	02/17/2021	EUR	(643)	(785)
	(0.480)	12/01/2020	02/17/2021		(225)	(275)
BRC	(0.490)	11/18/2020	02/17/2021		(121)	(148)
RYL	(0.470)	11/19/2020	02/17/2021		(768)	(938)

Total Reverse Repurchase Agreements						$(3,860)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
Canada (0.8)%
Sovereign Issues (0.8)%
Canada Government International Bond	2.750%	12/01/2048	CAD	234	$(250)	$(253)
United States (7.5)%
U.S. Government Agencies (7.5)%
Uniform Mortgage-Backed Security, TBA	3.000%	01/01/2051	$	2,200	(2,301)	(2,305)

Total Short Sales (8.3)%					$(2,551)	$(2,558)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(222)	$0	$0	$(222)	$239	$17
BOS	0	(1,492)	0	0	(1,492)	1,512	20
BPS	0	(1,060)	0	0	(1,060)	1,062	2
BRC	0	(148)	0	0	(148)	148	0
RYL	0	(938)	0	0	(938)	924	(14)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(253)	(253)	0	(253)

Total Borrowings and Other Financing Transactions	$0	$(3,860)	$0	$(253)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(2,146)	$0	$(2,146)
U.S. Government Agencies	0	(461)	0	0	(461)
U.S. Treasury Obligations	0	(1,253)	0	0	(1,253)

Total Borrowings	$0	$(1,714)	$(2,146)	$0	$(3,860)

Payable for reverse repurchase agreements					$(3,860)

(j)	Securities with an aggregate market value of $3,894 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.
(1)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(4,064) at a weighted average interest rate of (0.075)%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for short sales includes $1 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CME 90-Day Eurodollar June 2022 Futures	$99.750	06/13/2022	2	$5	$0	$1
Call - CME 90-Day Eurodollar March 2022 Futures	99.750	03/14/2022	1	3	0	0

Total Purchased Options					$0	$1

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond March Futures	03/2021	6	$681	$3	$0	$(1)
Call Options Strike @ EUR 115.000 on Euro-Schatz Bond March 2021 Futures (1)	02/2021	26	0	0	0	0
Call Options Strike @ EUR 183.000 on Euro-OAT France Government 10-Year Bond March 2021 Futures (1)	02/2021	3	0	0	0	0
Call Options Strike @ EUR 190.000 on Euro-Bund 10-Year Bond March 2021 Futures (1)	02/2021	2	0	0	0	0
Euro-Bobl March Futures	03/2021	1	165	0	0	0
Euro-BTP Italy Government Bond March Futures	03/2021	10	1,857	7	1	0
Euro-Buxl 30-Year Bond March Futures	03/2021	1	275	0	0	(1)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2021	1	214	(1)	1	0

				$9	$2	$(2)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note March Futures	03/2021	2	$(181)	$0	$0	$0
Canada Government 10-Year Bond March Futures	03/2021	3	(351)	(1)	0	(1)
Euro-Bund 10-Year Bond March Futures	03/2021	2	(434)	0	0	0
Euro-OAT France Government 10-Year Bond March Futures	03/2021	3	(615)	(3)	0	0
Euro-Schatz March Futures	03/2021	26	(3,566)	3	0	0
U.S. Treasury 5-Year Note March Futures	03/2021	2	(252)	(1)	0	0
U.S. Treasury 10-Year Note March Futures	03/2021	11	(1,519)	(3)	0	(1)

				$(5)	$0	$(2)

Total Futures Contracts				$4	$2	$(4)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	06/20/2022	0.320%	$	100	$0	$1	$1	$0	$0
Tesco PLC	1.000	Quarterly	06/20/2022	0.238	EUR	100	0	1	1	0	0

							$0	$2	$2	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	100	$(8)	$(1)	$(9)	$0	$0
CDX.IG-34 10-Year Index	(1.000)	Quarterly	06/20/2030		300	1	(1)	0	0	(1)
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		1,000	(6)	(3)	(9)	0	(1)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	100	(1)	(1)	(2)	0	0

						$(14)	$(6)	$(20)	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$ 100	$2	$1	$3	$0	$0

INTEREST RATE SWAPS -BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$4,200	$0	$(2)	$(2)	$0	$0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	3,100	0	(1)	(1)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	300	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	300	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	1,300	0	(1)	(1)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	1,300	0	0	0	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	200	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	700	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	600	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	400	0	0	0	0	0

					$0	$(4)	$(4)	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2023	GBP	500	$1	$0	$1	$0	$0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.000	Annual	06/16/2026		200	0	0	0	0	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/17/2031		100	1	0	1	0	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	06/16/2031		310	1	2	3	1	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		50	4	0	4	1	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	900	0	0	0	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		2,100	0	0	0	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		700	0	0	0	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		900	0	0	0	0	0
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		11,700	0	14	14	0	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		700	(1)	0	(1)	0	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	200	0	2	2	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		100	0	1	1	0	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025	CAD	400	$0	$7	$7	$0	$0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		100	(1)	4	3	0	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		750	22	47	69	2	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		600	(7)	22	15	2	0
Pay	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		300	(41)	46	5	2	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		100	(1)	21	20	1	0
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		100	0	17	17	1	0
Pay	3-Month CHF-LIBOR	0.500	Annual	09/16/2025	CHF	750	1	3	4	0	0
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026		200	(1)	9	8	0	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	3,300	8	(1)	7	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		$500	(7)	(5)	(12)	0	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		300	0	(10)	(10)	0	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		350	0	(10)	(10)	0	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		350	0	(10)	(10)	0	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		300	8	1	9	0	0
Receive(7)	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		600	2	0	2	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		100	(3)	(11)	(14)	0	0
Pay(7)	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		1,270	(11)	(12)	(23)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		800	53	(145)	(92)	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		500	(2)	(54)	(56)	0	(1)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		1,100	(14)	5	(9)	0	(2)
Receive(7)	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		2,600	22	31	53	0	(3)
Receive(7)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		200	5	0	5	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		50	0	2	2	0	0
Receive(7)	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		250	8	9	17	0	(1)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	300	0	2	2	0	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	100	(2)	0	(2)	0	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	800	0	3	3	0	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2023	EUR	400	0	0	0	0	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	03/17/2026		600	(4)	2	(2)	0	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2026		2,200	(6)	(3)	(9)	0	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		200	7	12	19	0	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/17/2031		400	(3)	3	0	0	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031		2,050	(5)	(2)	(7)	1	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		100	(9)	(1)	(10)	0	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	03/17/2051		200	4	(6)	(2)	0	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		180	(1)	0	(1)	0	0
Pay	6-Month GBP-LIBOR	0.000	Semi-Annual	12/16/2025	GBP	600	(2)	2	0	1	(1)
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	10,900	0	1	1	0	0
Pay	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039	JPY	22,302	1	5	6	0	0
Receive	6-Month JPY-LIBOR	0.330	Semi-Annual	11/29/2049		10,000	2	(1)	1	0	0
Pay	6-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	100	0	4	4	0	0
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	2,000	0	1	1	0	0
Receive	UKRPI	3.257	Maturity	02/15/2025	GBP	200	0	(5)	(5)	0	0
Receive	UKRPI	3.258	Maturity	02/15/2025		200	0	(5)	(5)	0	0
Receive	UKRPI	3.262	Maturity	02/15/2025		200	0	(5)	(5)	0	0
Receive	UKRPI	3.334	Maturity	08/15/2025		100	0	(1)	(1)	0	0
Pay	UKRPI	3.436	Maturity	02/15/2030		150	1	4	5	0	(1)
Pay	UKRPI	3.450	Maturity	02/15/2030		100	0	3	3	0	(1)
Pay	UKRPI	3.453	Maturity	02/15/2030		300	0	11	11	0	(2)
Pay	UKRPI	3.475	Maturity	08/15/2030		100	0	1	1	0	(1)
Receive	UKRPI	3.397	Maturity	11/15/2030		70	0	0	0	1	0
Pay	UKRPI	3.217	Maturity	11/15/2040		120	0	(5)	(5)	0	(1)
Receive	UKRPI	3.000	Maturity	11/15/2050		50	0	5	5	0	0

							$30	$10	$40	$14	$(15)

Total Swap Agreements							$18	$3	$21	$15	$(17)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$2	$15	$18	$0	$(4)	$(17)	$(21)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	21

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

Cash of $608 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021	JPY	20,000		$192	$0	$(2)
	01/2021		$747	AUD	1,009	31	0
	01/2021		72	CAD	92	1	0
	01/2021		126	CHF	112	1	0
	01/2021		852	JPY	88,654	6	0
	01/2021		16	NOK	140	0	0
	01/2021		20	SEK	165	1	0
	03/2021	JPY	80,000		$772	0	(4)

BPS	01/2021	AUD	50		37	0	(2)
	01/2021	CAD	197		155	0	0
	01/2021	EUR	185		225	0	(1)
	01/2021	SEK	140		17	0	0
	01/2021	TWD	645		23	0	0
	01/2021		$123	CHF	109	1	0
	01/2021		177	GBP	131	2	0
	01/2021		139	JPY	14,400	1	0
	01/2021		46	SEK	390	1	0
	02/2021	DKK	5,860		$943	0	(19)
	02/2021		$33	ILS	111	2	0
	03/2021	TWD	2,161		$78	0	0
	03/2021		$50	CNH	337	1	0
	03/2021		22	KRW	23,886	0	0

BRC	01/2021	BRL	247		$47	0	(1)
	01/2021	JPY	30,000		284	0	(7)
	01/2021	TWD	785		28	0	0
	01/2021		$47	BRL	247	0	0
	01/2021		17	CHF	15	0	0
	01/2021		55	RUB	4,216	2	0
	02/2021		33	BRL	171	1	0
	03/2021	TWD	1,619		$58	0	0
	03/2021		$30	MYR	120	0	0

CBK	01/2021	BRL	75		$15	0	0
	01/2021	EUR	109		131	0	(2)
	01/2021	JPY	11,600		112	0	(1)
	01/2021	PEN	338		94	1	0
	01/2021	SEK	90		11	0	0
	01/2021		$15	BRL	75	0	0
	01/2021		120	CHF	106	0	0
	01/2021		27	CLP	20,155	1	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2021		$24	EUR	20	$0	$0
	01/2021		104	JPY	10,802	1	0
	01/2021		40	NOK	350	1	0
	01/2021		35	RUB	2,724	1	0
	01/2021		34	ZAR	539	2	0
	02/2021	BRL	75		$15	0	0
	02/2021	ILS	334		103	0	(1)
	02/2021	RUB	1,115		15	0	0
	02/2021		$82	RUB	6,045	0	(1)
	03/2021		36	CNH	236	1	0
	03/2021		613	CNY	4,011	0	0
	04/2021	ILS	400		$118	0	(7)
	04/2021	MXN	801		39	0	(1)

GLM	01/2021	JPY	219,240		2,118	0	(5)
	01/2021	MXN	1,498		73	0	(2)
	01/2021	PEN	68		19	0	0
	01/2021	TWD	112		4	0	0
	01/2021		$1	CLP	747	0	0
	01/2021		43	NOK	380	1	0
	01/2021		429	NZD	611	11	0
	01/2021		56	PEN	203	0	0
	01/2021		44	RUB	3,391	2	0
	02/2021		35	DKK	210	0	0
	02/2021		2,088	JPY	216,040	5	0
	02/2021		104	RUB	7,896	3	0
	03/2021	CNH	17,266		$2,615	0	(28)
	03/2021	MXN	801		40	0	0
	03/2021		$26	CNH	170	0	0
	03/2021		836	MXN	18,141	69	0
	04/2021	PEN	203		$56	0	0
	04/2021		$40	MXN	801	0	0

HUS	01/2021	AUD	10		$8	0	0
	01/2021	BRL	145		28	0	0
	01/2021	MXN	425		20	0	(1)
	01/2021	PEN	203		57	1	0
	01/2021		$78	AUD	105	3	0
	01/2021		28	BRL	145	0	0
	01/2021		79	CAD	101	1	0
	01/2021		74	CLP	54,110	2	0
	01/2021		359	EUR	298	5	0
	01/2021		832	GBP	623	20	0
	01/2021		133	JPY	13,860	1	0
	01/2021		2,968	SEK	25,249	101	0
	01/2021		33	ZAR	506	2	0
	02/2021	PEN	412		$113	0	(1)
	02/2021		$163	RUB	12,123	1	0
	03/2021	CNH	1,122		$170	0	(2)
	03/2021	CNY	2,701		407	0	(5)
	03/2021	PEN	314		88	2	0
	03/2021	TWD	1,327		48	0	0
	03/2021		$35	CNH	229	0	0
	03/2021		31	COP	106,105	0	0
	03/2021		74	KRW	80,776	0	0
	04/2021	ILS	216		$63	0	(5)

JPM	01/2021	BRL	26		5	0	0
	01/2021		$463	AUD	629	22	0
	01/2021		5	BRL	26	0	0
	01/2021		148	EUR	121	0	0
	01/2021		4	RUB	291	0	0
	02/2021		16	ILS	54	1	0
	03/2021	CNH	1,120		$171	0	0
	03/2021	CNY	678		103	0	(1)
	03/2021	TWD	331		12	0	0
	03/2021		$147	CNH	975	2	0
	03/2021		127	IDR	1,816,014	3	0
	03/2021		71	KRW	78,408	1	0

MYI	01/2021	CHF	22		$25	0	0
	01/2021	JPY	70,000		678	0	(1)
	01/2021	NOK	790		89	0	(3)
	01/2021	NZD	145		102	0	(3)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	23

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2021		$2,647	CHF	2,397	$61	$0
	01/2021		29	EUR	24	0	0
	01/2021		363	JPY	37,800	4	0
	01/2021		2,484	NOK	21,992	81	0
	03/2021	IDR	405,371		$29	0	0
	03/2021		$5	KRW	5,524	0	0
	06/2021		3	EUR	2	0	0

SCX	01/2021	CHF	9		$10	0	0
	01/2021		$301	AUD	408	14	0
	01/2021		46	CHF	42	1	0
	01/2021		1,413	EUR	1,180	28	0
	01/2021		255	JPY	26,500	1	0
	01/2021		106	NOK	940	3	0
	01/2021		31	PEN	112	0	0
	01/2021		218	SEK	1,835	5	0
	02/2021	ILS	56		$16	0	(1)
	02/2021		$1,445	EUR	1,180	0	(2)
	03/2021	MYR	650		$160	0	(3)
	03/2021	TWD	3,336		120	0	0
	03/2021		$401	IDR	5,772,128	12	0

SOG	02/2021		18	RUB	1,333	0	0
	03/2021		9	KRW	9,875	0	0

SSB	01/2021	JPY	23,860		$231	0	0
	01/2021	MXN	10,421		516	0	(7)
	01/2021	SEK	139		17	0	0
	01/2021	TWD	2,497		89	0	0
	01/2021		$118	CAD	153	2	0
	03/2021	KRW	609,960		$548	0	(13)

TOR	01/2021	CAD	3,449		2,707	0	(2)
	01/2021		$2,662	CAD	3,449	47	0
	01/2021		1	CLP	747	0	0
	01/2021		570	JPY	59,484	6	0
	02/2021	DKK	125		$21	0	0
	02/2021		$2,708	CAD	3,449	2	0

UAG	01/2021	CHF	16		$18	0	0
	01/2021	MXN	527		25	0	(2)
	01/2021		$909	AUD	1,237	44	0
	01/2021		16	CHF	14	0	0
	01/2021		2	RUB	192	0	0
	02/2021		364		27,493	6	0
	04/2021	ILS	390		$114	0	(8)

Total Forward Foreign Currency Contracts						$635	$(144)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus USD	$	0.600	03/02/2021	2,000	$0	$0
	Call - OTC USD versus CHF	CHF	1.050	02/18/2021	3,000	0	0
	Call - OTC USD versus NOK	NOK	12.000	02/18/2021	2,500	0	0
	Call - OTC USD versus SEK	SEK	11.000	02/18/2021	3,100	1	0

HUS	Call - OTC USD versus CAD	CAD	1.450	02/05/2021	1,000	0	0

						$ 1	$ 0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	100	$4	$1

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	100	7	3

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300	10/13/2021	200	2	2

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	100	8	3
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	100	4	1

							$ 25	$10

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 02/01/2051	$72.000	02/04/2021	1,500	$0	$0

Total Purchased Options					$26	$10

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.450%	01/20/2021	100	$0	$0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	01/20/2021	200	(1)	0

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	100	(1)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.425	03/17/2021	200	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	03/17/2021	200	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.475	01/20/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	01/20/2021	50	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.825	01/20/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	02/17/2021	100	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	03/17/2021	200	0	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	03/17/2021	200	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	100	0	(1)

BRC	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	300	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	100	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	100	0	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	02/17/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	01/20/2021	100	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	02/17/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	02/17/2021	100	0	0

FBF	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	03/17/2021	100	0	0

GST	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	02/17/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	02/17/2021	100	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	03/17/2021	100	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	03/17/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	03/17/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	03/17/2021	100	0	0

JLN	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	01/20/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	1.000	01/20/2021	100	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	1.050	01/20/2021	50	0	0

MYC	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	02/17/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	02/17/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	03/17/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	03/17/2021	100	0	0

						$(6)	$(3)

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
HUS	Put - OTC EUR versus CNH	CNH	7.750	02/04/2021	121	$0	$0
	Call - OTC EUR versus CNH		8.050	02/04/2021	121	(1)	(1)
	Put - OTC USD versus CNH		6.550	01/07/2021	148	(1)	(1)
	Call - OTC USD versus CNH		6.750	01/07/2021	148	(1)	0

						$(3)	$(2)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	25

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	800	$(4)	$0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/29/2021	100	(1)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.460	01/29/2021	100	(1)	(2)

FAR	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.223	01/15/2021	100	(1)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.523	01/15/2021	100	(1)	0

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	800	(7)	0

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	100	(5)	(1)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	100	(4)	(1)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	800	(7)	0
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	800	(4)	0

							$(35)	$(4)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor (2)	0.000%	1-Month USD-LIBOR	10/07/2022	500	$(1)	$0
	Call - OTC 1-Year Interest Rate Floor (2)	0.000	1-Month USD-LIBOR	10/08/2022	250	0	0

						$(1)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	$102.141	03/04/2021	100	$0	$0

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2051	103.594	01/14/2021	100	(1)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	103.578	03/11/2021	100	0	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	102.188	02/04/2021	100	0	0

					$(1)	$(1)

Total Written Options					$(46)	$(10)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BPS	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.038%	$100	$(4)	$2	$0	$(2)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.127	200	(5)	1	0	(4)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.106	100	(2)	0	0	(2)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038	100	(3)	1	0	(2)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.127	50	(1)	0	0	(1)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038	100	(4)	2	0	(2)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.106	100	(2)	0	0	(2)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038	100	(3)	2	0	(1)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.127	100	(3)	1	0	(2)

							$(27)	$9	$0	$(18)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(5)	Notional Amount(6)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.903%	$50	$(1)	$1	$0	$0
BRC	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.903	50	(1)	1	0	0

							$(2)	$2	$0	$0

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	200	$	151	$1	$2	$3	$0
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		200		138	0	18	18	0
GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		200		138	(1)	19	18	0
MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.298% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/14/2030		100		72	1	4	5	0

									$1	$43	$44	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.239% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/22/2021	$	400	$0	$(3)	$0	$(3)

GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.239% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/22/2021		100	0	(1)	0	(1)

JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.239% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/22/2021		200	0	(2)	0	(2)

									$0	$(6)	$0	$(6)

Total Swap Agreements									$(28)	$48	$44	$(24)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
AZD	$0	$0	$3	$3	$0	$0	$0	$0	$3	$0	$3
BOA	40	1	0	41	(6)	(2)	(3)	(11)	30	0	30
BPS	8	0	0	8	(22)	(3)	(6)	(31)	(23)	0	(23)
BRC	3	0	0	3	(8)	0	(5)	(13)	(10)	0	(10)
CBK	8	0	18	26	(13)	0	(2)	(15)	11	0	11
FBF	0	3	0	3	0	0	0	0	3	0	3
GLM	91	2	18	111	(35)	(1)	0	(36)	75	0	75
GST	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
HUS	139	0	0	139	(14)	(2)	(2)	(18)	121	0	121
JPM	29	0	0	29	(1)	(2)	(2)	(5)	24	0	24
MYC	0	4	5	9	0	0	0	0	9	0	9
MYI	146	0	0	146	(7)	0	0	(7)	139	1	140
SCX	64	0	0	64	(6)	0	0	(6)	58	0	58
SSB	2	0	0	2	(20)	0	0	(20)	(18)	0	(18)
TOR	55	0	0	55	(2)	0	0	(2)	53	0	53
UAG	50	0	0	50	(10)	0	0	(10)	40	0	40

Total Over the Counter	$635	$10	$44	$689	$(144)	$(10)	$(24)	$(178)

(m)

Securities with an aggregate market value of $1 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	27

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	2	2
Swap Agreements	0	0	0	0	15	15

	$0	$0	$0	$0	$18	$18

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$635	$0	$635
Purchased Options	0	0	0	0	10	10
Swap Agreements	0	0	0	44	0	44

	$0	$0	$0	$679	$10	$689

	$0	$0	$0	$679	$28	$707

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	2	0	0	15	17

	$0	$2	$0	$0	$19	$21

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$144	$0	$144
Written Options	0	3	0	2	5	10
Swap Agreements	0	18	0	0	6	24

	$0	$21	$0	$146	$11	$178

	$0	$23	$0	$146	$30	$199

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	1	1
Futures	0	0	0	0	87	87
Swap Agreements	0	(70)	0	0	(184)	(254)

	$0	$(70)	$0	$0	$(95)	$(165)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$504	$0	$504
Purchased Options	0	0	0	(3)	(4)	(7)
Written Options	0	9	0	10	30	49
Swap Agreements	0	(11)	0	(3)	(3)	(17)

	$0	$(2)	$0	$508	$23	$529

	$0	$(72)	$0	$508	$(72)	$364

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	(1)	(1)
Futures	0	0	0	0	(28)	(28)
Swap Agreements	0	25	0	0	210	235

	$0	$25	$0	$0	$182	$207

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(67)	$0	$(67)
Purchased Options	0	0	0	(1)	(31)	(32)
Written Options	0	2	0	(3)	44	43
Swap Agreements	0	7	0	33	6	46

	$0	$9	$0	$(38)	$19	$(10)

	$0	$34	$0	$(38)	$201	$197

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$2	$0	$2
Sovereign Issues	0	9	0	9
Australia
Corporate Bonds & Notes	0	207	0	207
Sovereign Issues	0	774	0	774
Brazil
Corporate Bonds & Notes	0	116	0	116
Canada
Sovereign Issues	0	173	0	173
Cayman Islands
Asset-Backed Securities	0	638	0	638
Corporate Bonds & Notes	0	435	0	435
China
Sovereign Issues	0	3,458	0	3,458
Denmark
Corporate Bonds & Notes	0	1,295	0	1,295
France
Sovereign Issues	0	1,133	0	1,133
Germany
Corporate Bonds & Notes	0	850	0	850
Ireland
Asset-Backed Securities	0	608	0	608
Israel
Sovereign Issues	0	381	0	381

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Italy
Corporate Bonds & Notes	$0	$246	$0	$246
Sovereign Issues	0	1,001	0	1,001
Japan
Sovereign Issues	0	4,382	0	4,382
Kuwait
Sovereign Issues	0	228	0	228
Malaysia
Sovereign Issues	0	162	0	162
New Zealand
Sovereign Issues	0	36	0	36
Peru
Sovereign Issues	0	363	0	363
Qatar
Sovereign Issues	0	695	0	695
Russia
Sovereign Issues	0	57	0	57
Saudi Arabia
Sovereign Issues	0	428	0	428
South Korea
Sovereign Issues	0	684	0	684
Spain
Preferred Securities	0	125	0	125
Sovereign Issues	0	1,334	0	1,334
Supranational
Corporate Bonds & Notes	0	126	0	126

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	29

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)	December 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Switzerland
Corporate Bonds & Notes	$0	$123	$0	$123
United Arab Emirates
Sovereign Issues	0	418	0	418
United Kingdom
Corporate Bonds & Notes	0	2,217	0	2,217
Non-Agency Mortgage-Backed Securities	0	1,404	136	1,540
Sovereign Issues	0	488	0	488
United States
Asset-Backed Securities	0	1,688	0	1,688
Corporate Bonds & Notes	0	1,090	0	1,090
Loan Participations and Assignments	0	95	0	95
Non-Agency Mortgage-Backed Securities	0	1,185	0	1,185
Preferred Securities	0	168	0	168
U.S. Government Agencies	0	9,470	0	9,470
U.S. Treasury Obligations	0	1,881	0	1,881
Short-Term Instruments
Argentina Treasury Bills	0	7	0	7
Japan Treasury Bills	0	1,937	0	1,937

	$0	$42,117	$136	$42,253

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$246	$0	$0	$246

Total Investments	$246	$42,117	$136	$42,499

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(253)	$0	$(253)
United States
U.S. Government Agencies	0	(2,305)	0	(2,305)

	$0	$(2,558)	$0	$(2,558)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3	15	0	18
Over the counter	0	689	0	689

	$3	$704	$0	$707

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4)	(17)	0	(21)
Over the counter	0	(178)	0	(178)

	$(4)	$(195)	$0	$(199)

Total Financial Derivative Instruments	$(1)	$509	$0	$508

Totals	$245	$40,068	$136	$40,449

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	December 31, 2020

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

ANNUAL REPORT	|	DECEMBER 31, 2020	31

Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with

U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not

ANNUAL REPORT	|	DECEMBER 31, 2020	33

Notes to Financial Statements	(Cont.)

open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

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In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements	(Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$14	$1	$0	$0	$0	$15	$0	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$310	$7,702	$(7,780)	$(1)	$0	$231	$2	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or

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renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Notes to Financial Statements	(Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities   may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds   are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises   are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each

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representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions   are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement

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Notes to Financial Statements	(Cont.)

of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward

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foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

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Notes to Financial Statements	(Cont.)

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

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To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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Notes to Financial Statements	(Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Small Portfolio Risk  is the risk that a smaller Portfolio may not achieve investment or trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

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Notes to Financial Statements	(Cont.)

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become

46	PIMCO VARIABLE INSURANCE TRUST

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potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	|	DECEMBER 31, 2020	47

Notes to Financial Statements	(Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

48	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$729	$926

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$196,582	$196,972	$9,264	$11,006

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	DECEMBER 31, 2020	49

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	0	$0	0	$0

Administrative Class	496	4,952	303	2,975

Advisor Class	502	4,938	262	2,589
Issued as reinvestment of distributions

Institutional Class	0	1	0	0

Administrative Class	49	459	20	201

Advisor Class	105	987	38	375
Cost of shares redeemed

Institutional Class	0	0	0	0

Administrative Class	(526)	(5,067)	(328)	(3,224)

Advisor Class	(622)	(6,025)	(463)	(4,564)

Net increase (decrease) resulting from Portfolio share transactions	4	$245	(168)	$(1,648)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 72% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO International Bond Portfolio (Unhedged)	$0	$1,662	$0	$811	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

50	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), straddle loss deferrals, and hyper inflationary mark to market.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Portfolio (Unhedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO International Bond Portfolio (Unhedged)	$39,566	$1,513	$(601)	$912

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and hyper inflationary mark to market.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO International Bond Portfolio (Unhedged)	$0	$1,447	$0	$0	$0	$576	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	DECEMBER 31, 2020	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO International Bond Portfolio (Unhedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO International Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

52	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	FBF	Credit Suisse International	RYL	NatWest Markets Plc

BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	SOG	Societe Generale Paris

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

BRC	Barclays Bank PLC	JLN	JP Morgan Chase Bank N.A. London	TDM	TD Securities (USA) LLC

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	DKK	Danish Krone	NOK	Norwegian Krone

AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar

BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty

CHF	Swiss Franc	IDR	Indonesian Rupiah	RUB	Russian Ruble

CLP	Chilean Peso	ILS	Israeli Shekel	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TWD	Taiwanese Dollar

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	USD (or $)	United States Dollar

COP	Colombian Peso	MXN	Mexican Peso	ZAR	South African Rand

CZK	Czech Koruna	MYR	Malaysian Ringgit

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	SONIO	Sterling Overnight Interbank Average Rate	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	WIBOR	Warsaw Interbank Offered Rate

DAC	Designated Activity Company

ANNUAL REPORT	|	DECEMBER 31, 2020	53

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.   Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.   Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).   Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO International Bond Portfolio (Unhedged)	0.00%	0.00%	$1,447	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO International Bond Portfolio (Unhedged)	40.38%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

54	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	DECEMBER 31, 2020	55

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

56	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy[1]	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	|	DECEMBER 31, 2020	57

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s

ANNUAL REPORT	|	DECEMBER 31, 2020	59

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

ANNUAL REPORT	|	DECEMBER 31, 2020	61

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

62	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	|	DECEMBER 31, 2020	63

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT05AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO Low Duration Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO Low Duration Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar

4	PIMCO VARIABLE INSURANCE TRUST

LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Low Duration Portfolio	02/16/99	04/10/00	02/16/99	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO Low Duration Portfolio	(Cont.)

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2020†§

Short-Term Instruments‡	43.5%

Corporate Bonds & Notes	21.0%

U.S. Government Agencies	19.9%

Asset-Backed Securities	5.8%

Non-Agency Mortgage-Backed Securities	5.4%

Sovereign Issues	4.3%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	10 Years	Inception≈
PIMCO Low Duration Portfolio Institutional Class	3.15%	2.17%	1.95%	3.65%
PIMCO Low Duration Portfolio Administrative Class	2.99%	2.01%	1.79%	3.49%
PIMCO Low Duration Portfolio Advisor Class	2.89%	1.91%	1.69%	3.06%
ICE BofAML 1-3 Year U.S. Treasury Index±	3.10%	1.90%	1.30%	2.87%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 02/16/1999.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.89% for Institutional Class shares, 1.04% for Administrative Class shares, and 1.14% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as the sector generated positive total carry and spreads tightened.

»	Overweight exposure to Agency mortgage-backed securities contributed to relative performance, as total returns for these securities were positive.

»	Overweight exposure to U.S. duration at the beginning of the reporting period contributed to relative performance, as rates decreased.

»	Positions in US Treasury Inflation-Protected Securities detracted from relative performance, as breakeven inflation rates decreased.

»	Overweight exposure to duration in Italy detracted from relative performance, as Italian rates increased.

»	Underweight exposure to duration in the U.K. detracted from relative performance, as U.K. rates decreased.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

Expense Example PIMCO Low Duration Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,009.40	$2.57	$1,000.00	$1,022.99	$2.58	0.50%
Administrative Class	1,000.00	1,008.60	3.34	1,000.00	1,022.23	3.36	0.65
Advisor Class	1,000.00	1,008.10	3.85	1,000.00	1,021.71	3.87	0.75

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights	PIMCO Low Duration Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2020	$10.20	$0.13	$0.19	$0.32	$(0.14)	$0.00	$0.00	$(0.14)

12/31/2019	10.08	0.29	0.13	0.42	(0.24)	0.00	(0.06)	(0.30)

12/31/2018	10.24	0.20	(0.15)	0.05	(0.21)	0.00	0.00	(0.21)

12/31/2017	10.24	0.15	0.00	0.15	(0.13)	0.00	(0.02)	(0.15)

12/31/2016	10.25	0.16	0.00	0.16	(0.09)	0.00	(0.08)	(0.17)
Administrative Class

12/31/2020	10.20	0.11	0.19	0.30	(0.12)	0.00	0.00	(0.12)

12/31/2019	10.08	0.28	0.12	0.40	(0.22)	0.00	(0.06)	(0.28)

12/31/2018	10.24	0.20	(0.17)	0.03	(0.19)	0.00	0.00	(0.19)

12/31/2017	10.24	0.13	0.01	0.14	(0.12)	0.00	(0.02)	(0.14)

12/31/2016	10.25	0.14	0.00	0.14	(0.07)	0.00	(0.08)	(0.15)
Advisor Class

12/31/2020	10.20	0.10	0.19	0.29	(0.11)	0.00	0.00	(0.11)

12/31/2019	10.08	0.27	0.12	0.39	(0.21)	0.00	(0.06)	(0.27)

12/31/2018	10.24	0.19	(0.17)	0.02	(0.18)	0.00	0.00	(0.18)

12/31/2017	10.24	0.12	0.01	0.13	(0.11)	0.00	(0.02)	(0.13)

12/31/2016	10.25	0.13	0.00	0.13	(0.06)	0.00	(0.08)	(0.14)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.38	3.15%	$11,436	0.54%	0.54%	0.50%	0.50%	1.21%	427%

10.20	4.18	11,474	0.89	0.89	0.50	0.50	2.86	308

10.08	0.49	8,588	0.59	0.59	0.50	0.50	2.02	624

10.24	1.50	15,368	0.50	0.50	0.50	0.50	1.44	544

10.24	1.56	8,710	0.50	0.50	0.50	0.50	1.59	391

10.38	2.99	1,130,716	0.69	0.69	0.65	0.65	1.04	427

10.20	4.03	1,007,149	1.04	1.04	0.65	0.65	2.76	308

10.08	0.34	1,197,654	0.74	0.74	0.65	0.65	1.94	624

10.24	1.35	1,272,418	0.65	0.65	0.65	0.65	1.31	544

10.24	1.41	1,248,263	0.65	0.65	0.65	0.65	1.40	391

10.38	2.89	831,900	0.79	0.79	0.75	0.75	0.95	427

10.20	3.92	754,355	1.14	1.14	0.75	0.75	2.65	308

10.08	0.24	757,166	0.84	0.84	0.75	0.75	1.85	624

10.24	1.25	761,611	0.75	0.75	0.75	0.75	1.21	544

10.24	1.30	717,542	0.75	0.75	0.75	0.75	1.31	391

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities	PIMCO Low Duration Portfolio	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$1,637,480
Investments in Affiliates	479,356
Financial Derivative Instruments
Exchange-traded or centrally cleared	310
Over the counter	811
Cash	1
Deposits with counterparty	7,158
Foreign currency, at value	1,455
Receivable for investments sold	664
Receivable for TBA investments sold	904,201
Receivable for Portfolio shares sold	1,027
Interest and/or dividends receivable	3,759
Dividends receivable from Affiliates	380
Total Assets	3,036,602

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$135,905
Financial Derivative Instruments
Exchange-traded or centrally cleared	244
Over the counter	10,240
Payable for investments purchased	15,796
Payable for investments in Affiliates purchased	380
Payable for TBA investments purchased	894,697
Deposits from counterparty	2,849
Payable for Portfolio shares redeemed	1,171
Accrued investment advisory fees	459
Accrued supervisory and administrative fees	459
Accrued distribution fees	193
Accrued servicing fees	157
Total Liabilities	1,062,550

Net Assets	$1,974,052

Net Assets Consist of:

Paid in capital	$1,984,410
Distributable earnings (accumulated loss)	(10,358)

Net Assets	$1,974,052

Net Assets:

Institutional Class	$11,436
Administrative Class	1,130,716
Advisor Class	831,900

Shares Issued and Outstanding:

Institutional Class	1,102
Administrative Class	108,926
Advisor Class	80,142

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.38
Administrative Class	10.38
Advisor Class	10.38

Cost of investments in securities	$1,606,783
Cost of investments in Affiliates	$475,049
Cost of foreign currency held	$1,365
Proceeds received on short sales	$135,759
Cost or premiums of financial derivative instruments, net	$1,429

* Includes repurchase agreements of:	$198,408

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Low Duration Portfolio

Year Ended December 31, 2020 (Amounts in thousands†)

Investment Income:

Interest	$27,300
Dividends from Investments in Affiliates	4,954
Total Income	32,254

Expenses:

Investment advisory fees	4,631
Supervisory and administrative fees	4,631
Servicing fees - Administrative Class	1,583
Distribution and/or servicing fees - Advisor Class	1,965
Trustee fees	47
Interest expense	782
Miscellaneous expense	6
Total Expenses	13,645
Waiver and/or Reimbursement by PIMCO	(1)
Net Expenses	13,644

Net Investment Income (Loss)	18,610

Net Realized Gain (Loss):

Investments in securities	10,425
Investments in Affiliates	(1,682)
Exchange-traded or centrally cleared financial derivative instruments	12,487
Over the counter financial derivative instruments	5,420
Foreign currency	(2,834)

Net Realized Gain (Loss)	23,816

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	2,462
Investments in Affiliates	5,331
Exchange-traded or centrally cleared financial derivative instruments	3,299
Over the counter financial derivative instruments	(2,151)
Foreign currency assets and liabilities	62

Net Change in Unrealized Appreciation (Depreciation)	9,003

Net Increase (Decrease) in Net Assets Resulting from Operations	$51,429

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO Low Duration Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$18,610	$49,230
Net realized gain (loss)	23,816	(964)
Net change in unrealized appreciation (depreciation)	9,003	23,488

Net Increase (Decrease) in Net Assets Resulting from Operations	51,429	71,754

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(147)	(235)
Administrative Class	(12,339)	(23,111)
Advisor Class	(8,527)	(15,834)

Tax basis return of capital
Institutional Class	0	(58)
Administrative Class	0	(5,967)
Advisor Class	0	(4,291)

Total Distributions(a)	(21,013)	(49,496)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	170,658	(212,688)

Total Increase (Decrease) in Net Assets	201,074	(190,430)

Net Assets:

Beginning of year	1,772,978	1,963,408
End of year	$1,974,052	$1,772,978

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Low Duration Portfolio	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.9%

CORPORATE BONDS & NOTES 22.5%

BANKING & FINANCE 13.6%

Allstate Corp.
0.750% due 12/15/2025		$4,900	$4,928

Aviation Capital Group LLC
0.884% (US0003M + 0.670%) due 07/30/2021 ~		3,100	3,071
1.175% (US0003M + 0.950%) due 06/01/2021 ~		4,900	4,870

Banco Bilbao Vizcaya Argentaria S.A.
0.875% due 09/18/2023		4,700	4,736

Banco Santander S.A.
1.344% (US0003M + 1.120%) due 04/12/2023 ~		2,400	2,425

Bank of America Corp.
0.810% due 10/24/2024 •		6,900	6,967
1.169% (US0003M + 0.960%) due 07/23/2024 ~		1,200	1,216
1.378% (US0003M + 1.160%) due 01/20/2023 ~		200	202
1.486% due 05/19/2024 •		4,300	4,403
3.550% due 03/05/2024 •		4,100	4,382

Barclays Bank PLC
10.179% due 06/12/2021		4,600	4,785

Barclays PLC
1.651% (US0003M + 1.430%) due 02/15/2023 ~		3,800	3,828
2.852% due 05/07/2026 •		5,100	5,482

BBVA USA
0.951% (US0003M + 0.730%) due 06/11/2021 ~		5,000	5,011

Brixmor Operating Partnership LP
1.264% (US0003M + 1.050%) due 02/01/2022 ~		5,000	4,995

CC Holdings GS LLC
3.849% due 04/15/2023		5,300	5,690

Citigroup, Inc.
0.776% due 10/30/2024 •		2,000	2,014
0.907% (US0003M + 0.690%) due 10/27/2022 ~		5,000	5,038

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		5,700	5,745

Credit Agricole S.A.
1.907% due 06/16/2026 •		3,900	4,049

Credit Suisse Group AG
3.800% due 06/09/2023		4,800	5,172

Danske Bank A/S
5.000% due 01/12/2022		4,800	5,012

Deutsche Bank AG
1.510% (US0003M + 1.290%) due 02/04/2021 ~		5,000	5,003
3.300% due 11/16/2022		5,100	5,322
4.250% due 10/14/2021		2,500	2,564

Federal Realty Investment Trust
3.950% due 01/15/2024		4,200	4,570

Ford Credit Canada Co.
3.530% (CDOR03 + 3.030%) due 01/10/2022 ~(g)	CAD	4,700	3,714

Ford Motor Credit Co. LLC
1.048% (US0003M + 0.810%) due 04/05/2021 ~		$3,900	3,883
2.770% (US0003M + 2.550%) due 01/07/2021 ~		5,900	5,899
3.810% due 01/09/2024		600	616
5.085% due 01/07/2021		2,600	2,606
5.750% due 02/01/2021		600	603
5.875% due 08/02/2021		4,000	4,099

General Motors Financial Co., Inc.
3.550% due 07/08/2022		4,800	5,008
4.250% due 05/15/2023		5,400	5,824

Goldman Sachs Group, Inc.
0.963% (US0003M + 0.750%) due 02/23/2023 ~		2,400	2,423

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.994% (US0003M + 0.780%) due 10/31/2022 ~		$5,300	$5,322

Logicor Financing SARL
1.500% due 11/14/2022	EUR	5,200	6,511

Metropolitan Life Global Funding
0.950% due 07/02/2025		$5,300	5,373

Mitsubishi UFJ Financial Group, Inc.
0.968% (US0003M + 0.740%) due 03/02/2023 ~		10,200	10,274

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		500	514

Mizuho Financial Group, Inc.
1.211% (US0003M + 0.990%) due 07/10/2024 ~		3,600	3,640
1.480% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	6,700	5,226

Morgan Stanley
0.864% due 10/21/2025 •		$2,000	2,017
3.737% due 04/24/2024 •		900	969

Nationwide Building Society
3.622% due 04/26/2023 •		1,600	1,662

Natwest Group PLC
2.500% due 03/22/2023	EUR	3,900	5,034

Nissan Motor Acceptance Corp.
0.874% (US0003M + 0.650%) due 07/13/2022 ~		$5,900	5,857

Oversea-Chinese Banking Corp. Ltd.
0.672% (US0003M + 0.450%) due 05/17/2021 ~		3,300	3,303

Public Storage
2.370% due 09/15/2022		5,100	5,274

SL Green Operating Partnership LP
1.201% (US0003M + 0.980%) due 08/16/2021 ~		6,000	5,987

Standard Chartered PLC
1.319% due 10/14/2023 •		4,800	4,854
2.744% due 09/10/2022 •		4,800	4,869

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		5,300	5,433

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023		4,800	4,846

Synchrony Bank
3.650% due 05/24/2021		5,200	5,252

UniCredit SpA
4.129% (US0003M + 3.900%) due 01/14/2022 ~		5,100	5,245
7.830% due 12/04/2023		10,700	12,704

Volkswagen Bank GmbH
0.000% due 06/15/2021 •	EUR	1,400	1,712

Wells Fargo & Co.
1.654% due 06/02/2024 •		$5,200	5,343
2.509% due 10/27/2023 (g)	CAD	6,200	5,092

			268,468

INDUSTRIALS 7.5%

AbbVie, Inc.
2.150% due 11/19/2021		$5,800	5,894
2.300% due 11/21/2022		5,200	5,393

Bayer U.S. Finance LLC
0.881% (US0003M + 0.630%) due 06/25/2021 ~		6,100	6,113

BMW Finance NV
2.250% due 08/12/2022		9,200	9,493

Boeing Co.
1.950% due 02/01/2024		5,000	5,151

Broadcom Corp.
2.650% due 01/15/2023		4,600	4,787

Broadcom, Inc.
2.250% due 11/15/2023		5,200	5,434

Caesars Resort Collection LLC
5.250% due 10/15/2025		750	759

Campbell Soup Co.
0.847% (US0003M + 0.630%) due 03/15/2021 ~		4,100	4,104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		$1,500	$1,601

Charter Communications Operating LLC
4.464% due 07/23/2022		2,100	2,214

CommonSpirit Health
1.547% due 10/01/2025		4,900	5,038

Daimler Finance North America LLC
0.770% (US0003M + 0.550%) due 05/04/2021 ~		5,000	5,007
0.895% (US0003M + 0.670%) due 11/05/2021 ~		900	904
1.121% (US0003M + 0.900%) due 02/15/2022 ~		5,400	5,441
3.400% due 02/22/2022		4,800	4,959

Danone S.A.
2.947% due 11/02/2026		4,000	4,399

Enbridge, Inc.
0.720% (US0003M + 0.500%) due 02/18/2022 ~		4,400	4,403

Expedia Group, Inc.
3.600% due 12/15/2023		3,600	3,839

General Mills, Inc.
6.410% due 10/15/2022		4,900	5,407

Hasbro, Inc.
2.600% due 11/19/2022		2,000	2,078

Heathrow Funding Ltd.
4.875% due 07/15/2023		2,000	2,042

Hewlett Packard Enterprise Co.
0.958% (US0003M + 0.720%) due 10/05/2021 ~		3,900	3,900

Hyatt Hotels Corp.
3.225% (US0003M + 3.000%) due 09/01/2022 ~		1,500	1,517

Hyundai Capital America
1.150% due 11/10/2022		6,000	6,007

Kinder Morgan Energy Partners LP
4.150% due 03/01/2022		500	521

Kinder Morgan, Inc.
5.000% due 02/15/2021		300	301

Leidos, Inc.
2.950% due 05/15/2023		1,900	2,004

Local Initiatives Support Corp.
3.005% due 03/01/2022		1,300	1,332

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		4,800	5,022

Phillips 66
0.900% due 02/15/2024		4,900	4,916

Reckitt Benckiser Treasury Services PLC
0.798% (US0003M + 0.560%) due 06/24/2022 ~		400	402

Royalty Pharma PLC
0.750% due 09/02/2023		2,000	2,011

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		5,100	5,201

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		388	392

Sutter Health
1.321% due 08/15/2025		4,900	4,985

Sysco Corp.
5.650% due 04/01/2025		4,500	5,355

Toyota Industries Corp.
3.110% due 03/12/2022		4,800	4,941

Volkswagen Group of America Finance LLC
1.098% (US0003M + 0.860%) due 09/24/2021 ~		1,600	1,608
2.700% due 09/26/2022		500	519

Volkswagen International Finance NV
1.037% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	700	887

Zimmer Biomet Holdings, Inc.
0.989% (US0003M + 0.750%) due 03/19/2021 ~		$1,022	1,022

			147,303

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.4%

AES Corp.
1.375% due 01/15/2026		$5,100	$5,149

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022		2,700	2,748

Pacific Gas & Electric Co.
1.699% (US0003M + 1.480%) due 06/16/2022 ~		3,500	3,502
3.400% due 08/15/2024		900	959
3.850% due 11/15/2023		400	425
4.250% due 08/01/2023		4,800	5,157

Sempra Energy
0.667% (US0003M + 0.450%) due 03/15/2021 ~		5,000	5,003

SSE PLC
1.250% due 04/16/2025	EUR	3,800	4,893

			27,836

Total Corporate Bonds & Notes (Cost $432,779)			443,607

MUNICIPAL BONDS & NOTES 0.1%

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
0.947% due 06/01/2022		$1,500	1,502

Total Municipal Bonds & Notes (Cost $1,500)			1,502

U.S. GOVERNMENT AGENCIES 21.3%

Fannie Mae
0.191% due 07/25/2037 •		100	99
0.210% due 12/25/2036 •		27	27
0.498% due 03/25/2044 •		26	26
0.500% due 09/25/2042 •		304	306
0.948% due 04/25/2023 •		7	7
1.000% due 01/25/2043		80	78
1.053% due 06/17/2027 •		11	12
1.944% due 07/01/2042 - 06/01/2043 •		116	117
1.994% due 09/01/2041 •		86	87
2.189% due 09/01/2035 •		55	57
2.504% due 11/01/2035 •		17	18
2.817% due 07/01/2035 •		3	3
2.840% due 05/01/2038 •		1,291	1,360
4.079% due 12/01/2036 •		3	3
5.000% due 04/25/2033		5	6
5.024% due 09/01/2034 •		1	1
5.180% due 12/25/2042 ~		4	5

Freddie Mac
0.278% due 08/25/2031 •		62	59
0.650% due 10/22/2025 - 10/27/2025		48,700	48,720
0.680% due 08/06/2025		18,800	18,844
0.690% due 08/05/2025		30,100	30,114
0.700% due 08/18/2025		18,700	18,712
0.800% due 10/28/2026		11,800	11,806
1.944% due 02/25/2045 •		111	112
2.365% due 09/01/2035 •		80	85
2.960% due 07/01/2035 •		18	18
4.000% due 12/01/2047 - 08/01/2048		6,550	7,031
6.500% due 07/25/2043		33	41
9.426% due 08/15/2044 •		2,049	2,639

Ginnie Mae
0.600% due 06/20/2065 •		2,553	2,557
0.660% due 10/20/2065 •		7,361	7,397
0.680% due 07/20/2063 •		2,251	2,257
0.940% due 05/20/2066 •		891	904
0.990% due 04/20/2066 •		6,032	6,128
1.402% due 08/20/2070 •		5,719	6,049
1.438% due 07/20/2067 •		6,716	6,867
4.500% due 06/20/2048 - 02/20/2049		5,401	5,846
5.000% due 02/20/2041 (a)		2	0
5.000% due 04/20/2049 - 08/20/2049		35,078	38,403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae, TBA
4.500% due 01/01/2051		$36,100	$38,659

Uniform Mortgage-Backed Security
3.500% due 07/01/2047 - 12/01/2047		55,493	60,831
4.000% due 08/01/2044 - 08/01/2048		8,487	9,167
4.500% due 03/01/2023 - 08/01/2046		3,901	4,285
5.000% due 05/01/2027 - 06/01/2028		73	80
5.500% due 12/01/2028 - 02/01/2049		276	309
6.000% due 02/01/2033 - 01/01/2039		909	1,090
6.500% due 04/01/2036		66	75

Uniform Mortgage-Backed Security, TBA
2.000% due 01/01/2051 - 03/01/2051		35,000	36,232
2.500% due 01/01/2051 - 03/01/2051		41,600	43,709
4.500% due 01/01/2036 - 01/01/2051		8,500	9,206

Total U.S. Government Agencies (Cost $411,082)			420,444

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.8%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		4,004	4,009

Adjustable Rate Mortgage Trust
3.311% due 09/25/2035 ^~		249	236

American Home Mortgage Investment Trust
2.257% due 02/25/2045 •		26	26

Banc of America Funding Trust
3.500% due 01/20/2047 ^~		151	144

Banc of America Mortgage Trust
2.884% due 07/25/2034 ~		180	179
3.076% due 08/25/2034 ~		418	427
4.339% due 05/25/2033 ~		61	62
6.500% due 10/25/2031		3	3

Bear Stearns Adjustable Rate Mortgage Trust
1.424% due 01/25/2034 ~		8	8
2.621% due 01/25/2035 ~		1,240	1,236
3.457% due 07/25/2034 ~		83	79
3.637% due 04/25/2033 ~		1	1
3.944% due 01/25/2035 ~		52	52

Bear Stearns ALT-A Trust
0.468% due 02/25/2034 •		179	170

Bear Stearns Structured Products, Inc. Trust
2.728% due 12/26/2046 ^~		244	218
2.984% due 01/26/2036 ^~		355	291

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.428% due 01/25/2035 •		17	17

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •		23	23
3.125% due 08/25/2035 ^~		118	105

Countrywide Alternative Loan Trust
6.000% due 10/25/2033		7	7

Countrywide Home Loan Mortgage Pass-Through Trust
2.109% due 02/20/2036 ^•		237	233
2.743% due 11/20/2034 ~		371	373
2.749% due 11/25/2034 ~		178	177
2.806% due 02/20/2035 ~		94	95

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~		1	1

Eurosail PLC
0.000% due 12/10/2044 •	EUR	37	46
0.991% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	6,479	8,787

First Horizon Alternative Mortgage Securities Trust
2.445% due 09/25/2034 ~		$201	198

First Horizon Mortgage Pass-Through Trust
3.197% due 08/25/2035 ~		82	70

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FirstMac Mortgage Funding Trust
1.070% due 03/08/2049 •	AUD	1,655	$1,273
1.320% due 03/08/2049 •		6,100	4,723

GMAC Mortgage Corp. Loan Trust
3.626% due 11/19/2035 ~		$39	37

Great Hall Mortgages PLC
0.366% due 06/18/2039 •		966	941

GS Mortgage Securities Trust
1.932% due 11/10/2045 ~(a)		2,040	55

GSR Mortgage Loan Trust
3.201% due 09/25/2035 ~		136	140
3.402% due 09/25/2034 ~		44	45

HarborView Mortgage Loan Trust
0.592% due 05/19/2035 •		47	45
3.444% due 07/19/2035 ^~		224	189

Hawksmoor Mortgages
1.104% due 05/25/2053 •	GBP	14,544	19,920

Impac CMB Trust
1.148% due 07/25/2033 •		$49	47

JPMorgan Chase Commercial Mortgage Securities Trust
1.745% due 10/15/2045 ~(a)		11,962	285

JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		13	9

Jupiter PLC
0.000% due 06/01/2060 «•	GBP	7,300	9,896

Merrill Lynch Mortgage Investors Trust
0.648% due 11/25/2035 •		$58	56
0.808% due 09/25/2029 •		344	341

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.708% due 12/25/2035 •		269	264

PHHMC Trust
5.317% due 07/18/2035 ~		104	106

Prime Mortgage Trust
0.548% due 02/25/2034 •		3	3

Residential Funding Mortgage Securities, Inc. Trust
3.338% due 09/25/2035 ^~		450	342

Residential Mortgage Securities PLC
1.304% due 06/20/2070 •	GBP	6,051	8,326

Ripon Mortgages PLC
0.851% due 08/20/2056 •		5,079	6,943

RMAC PLC
0.741% due 06/12/2046 •		4,115	5,598

Silverstone Master Issuer PLC
0.779% due 01/21/2070 •		$2,592	2,596

Structured Adjustable Rate Mortgage Loan Trust
2.009% due 01/25/2035 ^•		121	113
3.080% due 02/25/2034 ~		91	90
3.195% due 08/25/2035 ~		106	101

Structured Asset Mortgage Investments Trust
0.708% due 02/25/2036 ^•		86	81
0.812% due 09/19/2032 •		1	1

Towd Point Mortgage Funding
0.956% due 07/20/2045 •	GBP	4,176	5,712

Towd Point Mortgage Funding PLC
0.955% due 05/20/2045 •		10,419	14,243
1.073% due 10/20/2051 •		8,360	11,478

Tower Bridge Funding PLC
1.234% due 12/20/2061 •		2,680	3,674

WaMu Mortgage Pass-Through Certificates Trust
0.688% due 12/25/2045 •		$51	51
0.828% due 01/25/2045 •		326	324
2.009% due 06/25/2042 •		9	9

Wells Fargo Commercial Mortgage Trust
1.740% due 10/15/2045 ~(a)		3,170	76

Total Non-Agency Mortgage-Backed Securities (Cost $111,141)			115,406

ASSET-BACKED SECURITIES 6.3%

ACE Securities Corp. Home Equity Loan Trust
0.208% due 10/25/2036 •		56	31
1.048% due 12/25/2034 •		1,084	1,053

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.898% due 09/25/2035 •	$3,427	$3,428

Asset-Backed Funding Certificates Trust
0.823% due 06/25/2035 •	333	338

Asset-Backed Securities Corp. Home Equity Loan Trust
1.809% due 03/15/2032 •	56	56

Atlas Senior Loan Fund Ltd.
1.530% due 01/16/2030 •	5,000	4,994

Bear Stearns Asset-Backed Securities Trust
1.148% due 10/25/2037 •	525	525

Carrington Mortgage Loan Trust
1.458% due 10/17/2029 •	4,800	4,798

Chesapeake Funding LLC
0.529% due 08/15/2030 •	3,444	3,444
3.230% due 08/15/2030	2,583	2,641

Countrywide Asset-Backed Certificates
0.848% due 12/25/2033 •	767	755

Credit Suisse First Boston Mortgage Securities Corp.
0.768% due 01/25/2032 •	4	4

Crown Point CLO Ltd.
1.158% due 07/17/2028 •	2,669	2,665

Dryden 36 Senior Loan Fund
1.174% due 04/15/2029 •	5,900	5,893

Edsouth Indenture LLC
1.298% due 09/25/2040 •	403	404

Enterprise Fleet Financing LLC
3.380% due 05/20/2024	1,980	2,006

Evans Grove CLO Ltd.
1.144% due 05/28/2028 •	4,227	4,209

Figueroa CLO Ltd.
1.137% due 01/15/2027 •	981	983

Ford Credit Floorplan Master Owner Trust
0.439% due 05/15/2023 •	5,100	5,104
2.840% due 03/15/2024	4,700	4,845

Gallatin CLO Ltd.
1.259% due 01/21/2028 •	4,733	4,714

GE-WMC Mortgage Securities Trust
0.188% due 08/25/2036 •	8	5

GMF Floorplan Owner Revolving Trust
0.539% due 03/15/2023 •	3,900	3,902

GSAMP Trust
0.733% due 01/25/2036 •	743	742

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032	1,912	1,924

Loomis Sayles CLO Ltd.
1.137% due 04/15/2028 •	1,514	1,509

Massachusetts Educational Financing Authority
1.165% due 04/25/2038 •	173	174

MidOcean Credit CLO
1.468% due 01/20/2029 •	3,800	3,798

NovaStar Mortgage Funding Trust
0.468% due 05/25/2036 •	2,819	2,779

OCP CLO Ltd.
1.068% due 04/17/2027 •	348	348

Palmer Square CLO Ltd.
1.071% due 08/15/2026 •	1,986	1,983

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •	EUR	5,000	$6,105

Palmer Square Loan Funding Ltd.
0.887% due 07/15/2026 •		$1,820	1,816

RAAC Trust
0.628% due 03/25/2037 •		34	34

Residential Asset Securities Corp. Trust
1.033% due 01/25/2034 •		1,663	1,658

Santander Drive Auto Receivables Trust
0.509% due 05/15/2023 •		2,685	2,688

SLC Student Loan Trust
0.317% due 09/15/2026 •		262	262
0.327% due 03/15/2027 •		1,966	1,955

SLM Student Loan Trust
0.365% due 10/25/2029 •		2,729	2,706

Sound Point CLO Ltd.
1.108% due 01/20/2028 •		1,946	1,945

SP-Static CLO Ltd.
1.616% due 07/22/2028 •		5,020	5,022

Structured Asset Investment Loan Trust
0.853% due 03/25/2034 •		341	334
1.123% due 10/25/2033 •		116	116

Symphony CLO Ltd.
1.117% due 04/15/2028 •		1,708	1,702

TCW CLO Ltd.
1.267% due 10/20/2031 •		5,900	5,905

TICP CLO Ltd.
1.058% due 04/20/2028 •		5,526	5,496

TPG Real Estate Finance Ltd.
1.303% due 10/15/2034 •		3,600	3,598

Venture CLO Ltd.
1.057% due 04/15/2027 •		815	813
1.256% due 04/20/2029 •(b)		5,900	5,900

WhiteHorse Ltd.
1.148% due 04/17/2027 •		1,536	1,536

Zais CLO Ltd.
1.387% due 04/15/2028 •		4,067	4,054

Total Asset-Backed Securities (Cost $122,350)			123,699

SOVEREIGN ISSUES 4.6%

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2021 (e)	BRL	303,500	58,150
0.000% due 10/01/2021 (e)		125,000	23,617

Peru Government International Bond
8.200% due 08/12/2026	PEN	26,000	9,756

Provincia de Buenos Aires
36.050% due 04/12/2025	ARS	3,463	17

Total Sovereign Issues (Cost $88,251)			91,540

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(c)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 22.3%

REPURCHASE AGREEMENTS (h) 10.1%
			$198,408

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.2%

Pacific Gas & Electric Co.
1.600% (US0003M + 1.375%) due 11/15/2021 ~		$5,000	5,003

ARGENTINA TREASURY BILLS 0.0%
(3.480)% due 09/13/2021 (e)(f)	ARS	4,559	33

JAPAN TREASURY BILLS 5.9%
(0.085)% due 02/08/2021 (e)(f)	JPY	11,950,000	115,745

U.S. TREASURY BILLS 6.0%
0.090% due 01/19/2021 - 04/01/2021 (d)(e)(j)(l)		$118,900	118,894

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.091% due 05/25/2021 (e)(f)(l)		3,200	3,199

Total Short-Term Instruments (Cost $439,680)			441,282

Total Investments in Securities (Cost $1,606,783)			1,637,480

		SHARES
INVESTMENTS IN AFFILIATES 24.3%

SHORT-TERM INSTRUMENTS 24.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.3%

PIMCO Short Asset Portfolio		37,932,938	380,278

PIMCO Short-Term Floating NAV Portfolio III		10,047,534	99,078

Total Short-Term Instruments (Cost $475,049)			479,356

Total Investments in Affiliates (Cost $475,049)			479,356

Total Investments 107.2% (Cost $2,081,832)			$2,116,836

Financial Derivative Instruments (i)(k) (0.5)% (Cost or Premiums, net $1,429)			(9,363)

Other Assets and Liabilities, net (6.7)%			(133,421)

Net Assets 100.0%			$1,974,052

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ford Credit Canada Co.	3.530%	01/10/2022	10/20/2020 - 10/29/2020	$3,545	$3,714	0.19%
Wells Fargo & Co.	2.509	10/27/2023	10/20/2020	4,901	5,092	0.26

				$8,446	$8,806	0.45%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.080%	12/31/2020	01/04/2021	$50,000	U.S. Treasury Bonds 3.000% due 02/15/2047	$(51,068)	$50,000	$50,000
FICC	0.000	12/31/2020	01/04/2021	8,208	U.S. Treasury Bills 0.000% due 12/30/2021	(8,372)	8,208	8,208
JPS	0.100	12/08/2020	01/06/2021	50,000	U.S. Treasury Notes 0.125% due 04/30/2022	(52,112)	50,000	50,004
	0.110	12/31/2020	01/04/2021	90,200	U.S. Treasury Bonds 3.375% due 11/15/2048	(92,271)	90,200	90,201

Total Repurchase Agreements						$(203,823)	$198,408	$198,413

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (6.9)%
Ginnie Mae, TBA	4.000%	01/01/2051	$200	$(213)	$(213)
Ginnie Mae, TBA	5.000	01/01/2051	8,900	(9,723)	(9,717)
Uniform Mortgage-Backed Security, TBA	2.500	02/01/2051	22,100	(23,181)	(23,254)
Uniform Mortgage-Backed Security, TBA	3.500	02/01/2051	5,100	(5,393)	(5,398)
Uniform Mortgage-Backed Security, TBA	4.000	01/01/2051	53,500	(57,091)	(57,136)
Uniform Mortgage-Backed Security, TBA	4.000	02/01/2051	36,000	(38,464)	(38,501)
Uniform Mortgage-Backed Security, TBA	6.000	01/01/2051	1,500	(1,694)	(1,686)

Total Short Sales (6.9)%				$(135,759)	$(135,905)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BCY	$50,000	$0	$0	$50,000	$(51,068)	$(1,068)
FICC	8,208	0	0	8,208	(8,372)	(164)
JPS	140,205	0	0	140,205	(143,335)	(3,130)

Total Borrowings and Other Financing Transactions	$198,413	$0	$0

Cash of $1,048 has been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(42,004) at a weighted average interest rate of 1.749%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond March Futures	03/2021	50	$	10,851	$(2)	$0	$(4)
U.S. Treasury 2-Year Note March Futures	03/2021	4,894		1,081,459	1,026	115	0
U.S. Treasury 5-Year Note March Futures	03/2021	1,998		252,076	481	93	0

					$1,505	$208	$(4)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2021	878	$	(121,233)	$(111)	$0	$(96)
U.S. Treasury 30-Year Bond March Futures	03/2021	139		(24,073)	308	0	(48)
United Kingdom Long Gilt March Futures	03/2021	185		(34,290)	(349)	0	(73)

					$(152)	$0	$(217)

Total Futures Contracts					$1,353	$208	$(221)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	29,700	$622	$117	$739	$20	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	2.850%	Maturity	01/03/2022	BRL	59,100	$0	$(2)	$(2)	$0	$0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		47,000	0	(3)	(3)	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		14,300	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		21,000	0	(2)	(2)	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		35,000	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	3.360	Maturity	01/03/2022		988,400	286	1,255	1,541	0	(1)
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	10,270,000	321	202	523	0	(9)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		7,240,000	(87)	(1,219)	(1,306)	6	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		1,640,000	201	264	465	0	(1)
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		390,000	0	(117)	(117)	0	(6)
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		390,000	0	(114)	(114)	0	(6)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		3,120,000	69	(2,886)	(2,817)	50	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		340,000	(11)	(551)	(562)	11	0

							$779	$(3,178)	$(2,399)	$67	$(23)

Total Swap Agreements							$1,401	$(3,061)	$(1,660)	$87	$(23)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(4)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$223	$87	$310	$0	$(221)	$(23)	$(244)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

(j)

Securities with an aggregate market value of $6,523 and cash of $6,110 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Unsettled variation margin asset of $15 for closed future agreement is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2021	EUR	1,919		$2,289	$0	$(58)
	02/2021	GBP	78,635		103,716	0	(3,850)
	02/2021		$6,096	EUR	5,000	18	0

BPS	01/2021	AUD	4,731		$3,480	0	(168)
	04/2021	BRL	27,800		5,048	0	(292)

BSH	04/2021		237,700		44,909	0	(751)
	10/2021		125,000		21,952	0	(1,805)

CBK	02/2021	EUR	4,995		6,032	0	(76)
	02/2021		$1,126	EUR	945	30	0
	03/2021		99	MXN	2,230	12	0

DUB	03/2021	PEN	34,363		$9,590	96	0

GLM	03/2021		$127	MYR	520	2	0

HUS	01/2021		1,973	AUD	2,670	85	0
	02/2021	JPY	83,095		$792	0	(14)
	02/2021		$1,380	GBP	1,034	35	0

JPM	01/2021	AUD	3,576		$2,631	0	(126)
	01/2021		$1,923	CAD	2,459	9	0
	04/2021	BRL	38,000		$6,784	0	(515)

MYI	02/2021	JPY	11,950,000		114,553	0	(1,227)

RBC	02/2021		$1,070	GBP	786	6	0

SCX	01/2021	AUD	2,088		$1,538	0	(72)
	02/2021		$19,409	GBP	14,531	469	0

TOR	01/2021	CAD	13,933		$10,755	0	(191)
	01/2021		$10,936	CAD	13,933	10	0
	02/2021	CAD	13,933		$10,938	0	(10)

UAG	01/2021	AUD	7,027		5,167	0	(251)
	01/2021	MXN	3,858		190	0	(3)
	02/2021	EUR	21,458		25,411	0	(831)

Total Forward Foreign Currency Contracts						$772	$(10,240)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
MYC	Barclays Bank PLC	1.000%	Quarterly	12/20/2021	0.229%	EUR	4,000	$28	$11	$39	$0

Total Swap Agreements								$28	$11	$39	$0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$18	$0	$0	$18	$(3,908)	$0	$0	$(3,908)	$(3,890)	$3,342	$(548)
BPS	0	0	0	0	(460)	0	0	(460)	(460)	312	(148)
BSH	0	0	0	0	(2,556)	0	0	(2,556)	(2,556)	2,659	103
CBK	42	0	0	42	(76)	0	0	(76)	(34)	0	(34)
DUB	96	0	0	96	0	0	0	0	96	(170)	(74)
GLM	2	0	0	2	0	0	0	0	2	0	2
HUS	120	0	0	120	(14)	0	0	(14)	106	0	106
JPM	9	0	0	9	(641)	0	0	(641)	(632)	632	(0)
MYC	0	0	39	39	0	0	0	0	39	0	39
MYI	0	0	0	0	(1,227)	0	0	(1,227)	(1,227)	1,061	(166)
RBC	6	0	0	6	0	0	0	0	6	0	6
SCX	469	0	0	469	(72)	0	0	(72)	397	(300)	97
TOR	10	0	0	10	(201)	0	0	(201)	(191)	0	(191)
UAG	0	0	0	0	(1,085)	0	0	(1,085)	(1,085)	1,244	159

Total Over the Counter	$772	$0	$39	$811	$(10,240)	$0	$0	$(10,240)

(l)

Securities with an aggregate market value of $9,250 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$223	$223
Swap Agreements	0	20	0	0	67	87

	$0	$20	$0	$0	$290	$310

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$772	$0	$772
Swap Agreements	0	39	0	0	0	39

	$0	$39	$0	$772	$0	$811

	$0	$59	$0	$772	$290	$1,121

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	21

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$221	$221
Swap Agreements	0	0	0	0	23	23

	$0	$0	$0	$0	$244	$244

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,240	$0	$10,240

	$0	$0	$0	$10,240	$244	$10,484

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$206	$206
Futures	0	0	0	0	13,348	13,348
Swap Agreements	0	188	0	0	(1,255)	(1,067)

	$0	$188	$0	$0	$12,299	$12,487

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,290	$0	$5,290
Written Options	0	0	0	0	128	128
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$5,290	$128	$5,420

	$0	$190	$0	$5,290	$12,427	$17,907

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$34	$34
Futures	0	0	0	0	3,125	3,125
Swap Agreements	0	45	0	0	95	140

	$0	$45	$0	$0	$3,254	$3,299

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,162)	$0	$(2,162)
Swap Agreements	0	11	0	0	0	11

	$0	$11	$0	$(2,162)	$0	$(2,151)

	$0	$56	$0	$(2,162)	$3,254	$1,148

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$268,468	$0	$268,468
Industrials	0	147,303	0	147,303
Utilities	0	27,836	0	27,836
Municipal Bonds & Notes
West Virginia	0	1,502	0	1,502
U.S. Government Agencies	0	420,444	0	420,444
Non-Agency Mortgage-Backed Securities	0	105,510	9,896	115,406
Asset-Backed Securities	0	123,699	0	123,699
Sovereign Issues	0	91,540	0	91,540
Short-Term Instruments
Repurchase Agreements	0	198,408	0	198,408
Short-Term Notes	0	5,003	0	5,003
Argentina Treasury Bills	0	33	0	33
Japan Treasury Bills	0	115,745	0	115,745
U.S. Treasury Bills	0	118,894	0	118,894

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
U.S. Treasury Cash Management Bills	$0	$3,199	$0	$3,199

	$0	$1,627,584	$9,896	$1,637,480

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$479,356	$0	$0	$479,356

Total Investments	$479,356	$1,627,584	$9,896	$2,116,836

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(135,905)	$0	$(135,905)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$208	$87	$0	$295
Over the counter	0	811	0	811

	$208	$898	$0	$1,106

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(221)	(23)	0	(244)
Over the counter	0	(10,240)	0	(10,240)

	$(221)	$(10,263)	$0	$(10,484)

Total Financial Derivative Instruments	$(13)	$(9,365)	$0	$(9,378)

Totals	$479,343	$1,482,314	$9,896	$1,971,553

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Low Duration Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with

U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	|	DECEMBER 31, 2020	25

Notes to Financial Statements	(Cont.)

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading

26	PIMCO VARIABLE INSURANCE TRUST

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in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

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Notes to Financial Statements	(Cont.)

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$212,514	$249,272	$(86,400)	$(381)	$5,273	$380,278	$4,171	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$22,939	$674,282	$(596,900)	$(1,301)	$58	$99,078	$783	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations  in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time

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Notes to Financial Statements	(Cont.)

deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at December 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the

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Notes to Financial Statements	(Cont.)

characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

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(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the

net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within

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Notes to Financial Statements	(Cont.)

centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

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For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit

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Notes to Financial Statements	(Cont.)

instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and

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improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities,

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Notes to Financial Statements	(Cont.)

and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	|	DECEMBER 31, 2020	39

Notes to Financial Statements	(Cont.)

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$ 138,139	$ 156,727

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at

ANNUAL REPORT	|	DECEMBER 31, 2020	41

Notes to Financial Statements	(Cont.)

ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$5,434,523	$5,838,989	$487,010	$638,821

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,833	$18,831	968	$9,836

Administrative Class	37,432	385,687	17,957	182,695

Advisor Class	22,353	230,395	9,893	100,593
Issued as reinvestment of distributions

Institutional Class	14	147	29	293

Administrative Class	1,199	12,339	2,856	29,078

Advisor Class	829	8,527	1,976	20,125
Cost of shares redeemed

Institutional Class	(1,870)	(19,176)	(724)	(7,349)

Administrative Class	(28,429)	(291,981)	(40,939)	(415,268)

Advisor Class	(16,985)	(174,111)	(13,061)	(132,691)

Net increase (decrease) resulting from Portfolio share transactions	16,376	$170,658	(21,045)	$(212,688)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 52% of the Portfolio. The shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Low Duration Portfolio	$0	$0	$0	$17,250	$0	$(21,704)	$0	$(5,904)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, Lehman securities, and hyper inflationary mark to market.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Low Duration Portfolio	$14,956	$6,748

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Low Duration Portfolio	$1,954,004	$34,885	$(17,692)	$17,193

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, Lehman securities, and hyper inflationary mark to market.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Low Duration Portfolio	$0	$21,013	$0	$0	$0	$39,180	$0	$10,316

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	DECEMBER 31, 2020	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Low Duration Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

44	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	MYR	Malaysian Ringgit

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	JPY	Japanese Yen	USD (or $)	United States Dollar

CAD	Canadian Dollar	MXN	Mexican Peso

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	CDOR03	3 month CDN Swap Rate	EUR003M	3 Month EUR Swap Rate

BP0003M	3 Month GBP-LIBOR	CDX.IG	Credit Derivatives Index - Investment Grade	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate

CDI	Brazil Interbank Deposit Rate	DAC	Designated Activity Company	TBA	To-Be-Announced

ANNUAL REPORT	|	DECEMBER 31, 2020	45

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.   Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.   Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).   Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)

PIMCO Low Duration Portfolio	0.00%	0.00%	$21,013	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO Low Duration Portfolio	87.456%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

46	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	DECEMBER 31, 2020	47

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

48	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy[1]	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	|	DECEMBER 31, 2020	49

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary

ANNUAL REPORT	|	DECEMBER 31, 2020	51

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

ANNUAL REPORT	|	DECEMBER 31, 2020	53

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	|	DECEMBER 31, 2020	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT14AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO Long-Term U.S. Government Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO Long-Term U.S. Government Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of

4	PIMCO VARIABLE INSURANCE TRUST

overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Long-Term U.S. Government Portfolio	04/30/99	04/10/00	04/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO Long-Term U.S. Government Portfolio	(Cont.)

each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2020†§

U.S. Treasury Obligations	85.6%

U.S. Government Agencies	7.9%

Non-Agency Mortgage-Backed Securities	2.8%

Short-Term Instruments‡	2.7%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	10 Years	Inception≈
PIMCO Long-Term U.S. Government Portfolio Institutional Class	17.57%	7.49%	7.47%	7.75%
PIMCO Long-Term U.S. Government Portfolio Administrative Class	17.39%	7.33%	7.31%	7.46%
PIMCO Long-Term U.S. Government Portfolio Advisor Class	17.28%	7.22%	7.19%	6.97%
Bloomberg Barclays Long-Term Treasury Index±	17.70%	7.85%	7.80%	7.27%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/1999.

± Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.595% for Institutional Class shares, 0.745% for Administrative Class shares, and 0.845% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Out of benchmark exposure to securitized strategies, including Agency mortgage-backed securities, contributed to performance, as the strategy outperformed like duration Treasuries.

»	Treasury Inflation-Protected Securities held in lieu on nominal Treasuries contributed to performance, as breakeven inflation rates increased.

»	Out of benchmark exposure to Agency debentures contributed to performance, as positions within government-sponsored enterprises outperformed like duration Treasuries.

»	U.S. interest rate strategies overall detracted from performance, as U.S. Treasury yields decreased broadly.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

Expense Example	PIMCO Long-Term U.S. Government Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$972.50	$2.75	$1,000.00	$1,022.76	$2.82	0.55%
Administrative Class	1,000.00	971.80	3.50	1,000.00	1,022.00	3.59	0.70
Advisor Class	1,000.00	971.30	4.00	1,000.00	1,021.48	4.11	0.80

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights	PIMCO Long-Term U.S. Government Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2020	$12.90	$0.26	$2.02	$2.28	$(0.28)	$(0.13)	$(0.41)

12/31/2019	11.62	0.27	1.29	1.56	(0.28)	0.00	(0.28)

12/31/2018	12.25	0.29	(0.58)	(0.29)	(0.29)	(0.05)	(0.34)

12/31/2017	11.49	0.29	0.75	1.04	(0.28)	0.00	(0.28)

12/31/2016	11.64	0.29	(0.17)	0.12	(0.27)	0.00	(0.27)
Administrative Class

12/31/2020	12.90	0.24	2.01	2.25	(0.25)	(0.13)	(0.38)

12/31/2019	11.62	0.25	1.29	1.54	(0.26)	0.00	(0.26)

12/31/2018	12.25	0.27	(0.57)	(0.30)	(0.28)	(0.05)	(0.33)

12/31/2017	11.49	0.27	0.75	1.02	(0.26)	0.00	(0.26)

12/31/2016	11.64	0.27	(0.17)	0.10	(0.25)	0.00	(0.25)
Advisor Class

12/31/2020	12.90	0.23	2.01	2.24	(0.24)	(0.13)	(0.37)

12/31/2019	11.62	0.24	1.29	1.53	(0.25)	0.00	(0.25)

12/31/2018	12.25	0.26	(0.58)	(0.32)	(0.26)	(0.05)	(0.31)

12/31/2017	11.49	0.26	0.75	1.01	(0.25)	0.00	(0.25)

12/31/2016	11.64	0.25	(0.17)	0.08	(0.23)	0.00	(0.23)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$14.77	17.57%	$50,914	0.695%	0.695%	0.475%	0.475%	1.76%	251%

12.90	13.49	39,140	0.595	0.595	0.475	0.475	2.17	129

11.62	(2.23)	39,235	0.835	0.835	0.475	0.475	2.51	164

12.25	9.12	39,545	0.615	0.615	0.475	0.475	2.42	107

11.49	0.82	36,070	0.565	0.565	0.475	0.475	2.31	135

14.77	17.39	500,164	0.845	0.845	0.625	0.625	1.61	251

12.90	13.32	407,059	0.745	0.745	0.625	0.625	2.01	129

11.62	(2.38)	268,621	0.985	0.985	0.625	0.625	2.36	164

12.25	8.95	249,568	0.765	0.765	0.625	0.625	2.27	107

11.49	0.67	236,801	0.715	0.715	0.625	0.625	2.12	135

14.77	17.28	39,831	0.945	0.945	0.725	0.725	1.50	251

12.90	13.21	25,866	0.845	0.845	0.725	0.725	1.92	129

11.62	(2.48)	22,243	1.085	1.085	0.725	0.725	2.26	164

12.25	8.85	23,003	0.865	0.865	0.725	0.725	2.17	107

11.49	0.57	19,143	0.815	0.815	0.725	0.725	2.02	135

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities	PIMCO Long-Term U.S. Government Portfolio	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$900,786
Investments in Affiliates	23,827
Financial Derivative Instruments
Exchange-traded or centrally cleared	38
Cash	1
Deposits with counterparty	300
Receivable for investments sold	614,790
Receivable for TBA investments sold	128,232
Receivable for Portfolio shares sold	73
Interest and/or dividends receivable	3,990
Dividends receivable from Affiliates	14
Total Assets	1,672,051

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,008
Payable for sale-buyback transactions	923,789
Payable for short sales	6,454
Financial Derivative Instruments
Exchange-traded or centrally cleared	633
Payable for investments in Affiliates purchased	14
Payable for TBA investments purchased	146,770
Deposits from counterparty	110
Payable for Portfolio shares redeemed	30
Accrued investment advisory fees	121
Accrued supervisory and administrative fees	135
Accrued distribution fees	9
Accrued servicing fees	69
Total Liabilities	1,081,142

Net Assets	$590,909

Net Assets Consist of:

Paid in capital	$499,242
Distributable earnings (accumulated loss)	91,667

Net Assets	$590,909

Net Assets:

Institutional Class	$50,914
Administrative Class	500,164
Advisor Class	39,831

Shares Issued and Outstanding:

Institutional Class	3,446
Administrative Class	33,852
Advisor Class	2,696

Net Asset Value Per Share Outstanding(a):

Institutional Class	$14.77
Administrative Class	14.77
Advisor Class	14.77

Cost of investments in securities	$892,239
Cost of investments in Affiliates	$23,816
Proceeds received on short sales	$6,438
Cost or premiums of financial derivative instruments, net	$111

* Includes repurchase agreements of:	$698

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Long-Term U.S. Government Portfolio

Year Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$13,659
Dividends from Investments in Affiliates	278
Total Income	13,937

Expenses:

Investment advisory fees	1,274
Supervisory and administrative fees	1,415
Servicing fees - Administrative Class	726
Distribution and/or servicing fees - Advisor Class	91
Trustee fees	14
Interest expense	1,259
Miscellaneous expense	1
Total Expenses	4,780
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	4,780

Net Investment Income (Loss)	9,157

Net Realized Gain (Loss):

Investments in securities	100,866
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(19,431)
Over the counter financial derivative instruments	178

Net Realized Gain (Loss)	81,614

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(17,320)
Investments in Affiliates	85
Exchange-traded or centrally cleared financial derivative instruments	8,526
Over the counter financial derivative instruments	(300)

Net Change in Unrealized Appreciation (Depreciation)	(9,009)

Net Increase (Decrease) in Net Assets Resulting from Operations	$81,762

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$9,157	$8,249
Net realized gain (loss)	81,614	11,247
Net change in unrealized appreciation (depreciation)	(9,009)	24,078

Net Increase (Decrease) in Net Assets Resulting from Operations	81,762	43,574

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,184)	(874)
Administrative Class	(12,072)	(7,059)
Advisor Class	(866)	(474)

Total Distributions(a)	(14,122)	(8,407)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	51,204	106,799

Total Increase (Decrease) in Net Assets	118,844	141,966

Net Assets:

Beginning of year	472,065	330,099
End of year	$590,909	$472,065

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows	PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$81,762

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,422,185)
Proceeds from sales of long-term securities	2,068,062
(Purchases) Proceeds from sales of short-term portfolio investments, net	2,909
(Increase) decrease in deposits with counterparty	479
(Increase) decrease in receivable for investments sold	(203,298)
(Increase) decrease in interest and/or dividends receivable	(2,128)
(Increase) decrease in dividends receivable from Affiliates	99
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(11,381)
Proceeds from (Payments on) over the counter financial derivative instruments	189
Increase (decrease) in payable for investments purchased	109,334
Increase (decrease) in deposits from counterparty	(370)
Increase (decrease) in accrued investment advisory fees	30
Increase (decrease) in accrued supervisory and administrative fees	34
Increase (decrease) in accrued distribution fees	4
Increase (decrease) in accrued servicing fees	16
Proceeds from (Payments on) short sales transactions, net	146
Net Realized (Gain) Loss
Investments in securities	(100,866)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	19,431
Over the counter financial derivative instruments	(178)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	17,320
Investments in Affiliates	(85)
Exchange-traded or centrally cleared financial derivative instruments	(8,526)
Over the counter financial derivative instruments	300
Net amortization (accretion) on investments	707

Net Cash Provided by (Used for) Operating Activities	(448,196)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	200,734
Payments on shares redeemed	(163,674)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	46,006
Payments on reverse repurchase agreements	(42,998)
Proceeds from sale-buyback transactions	28,692,483
Payments on sale-buyback transactions	(28,284,354)

Net Cash Received from (Used for) Financing Activities	448,197

Net Increase (Decrease) in Cash and Foreign Currency	1

Cash and Foreign Currency:

Beginning of year	0
End of year	$1

* Reinvestment of distributions	$14,122

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$1,242

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 152.5%

CORPORATE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

United Airlines Pass-Through Trust
2.875% due 04/07/2030	$589	$594
3.100% due 04/07/2030	589	557

Vessel Management Services, Inc.
3.432% due 08/15/2036	508	564

Total Corporate Bonds & Notes (Cost $1,686)		1,715

MUNICIPAL BONDS & NOTES 0.7%

FLORIDA 0.4%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	2,100	2,181

OREGON 0.3%

Port of Morrow, Oregon Revenue Bonds, Series 2020
2.543% due 09/01/2040	1,900	1,986

Total Municipal Bonds & Notes (Cost $4,010)		4,167

U.S. GOVERNMENT AGENCIES 12.4%

Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (b)	2,500	2,201
0.191% due 07/25/2037 •	6	6
0.375% due 08/25/2025	10,200	10,200
0.750% due 10/08/2027	3,400	3,416
1.048% due 04/25/2032 •	2	1
3.000% due 09/25/2046	2,264	2,483
3.580% due 08/01/2030	1,700	1,914
3.583% due 01/01/2033 •	3	3
3.600% due 02/01/2040	1,375	1,473
4.250% due 05/25/2037	89	114
5.000% due 04/25/2032 - 08/25/2033	233	268
5.500% due 12/25/2035	73	83
6.080% due 09/01/2028	64	90
6.500% due 07/25/2031	49	57
6.625% due 11/15/2030	570	863

Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (b)	2,700	2,314
0.559% due 01/15/2033 •	4	4
0.859% due 02/15/2027 •	1	1
1.809% due 10/25/2044 •	482	491
3.000% due 04/15/2053	1,451	1,538
3.214% due 03/25/2036 ~	245	259
3.500% due 01/15/2048	555	622
3.543% due 01/25/2036 ~	220	234
4.000% due 06/15/2032 - 09/15/2044	4,607	5,158
4.000% due 12/15/2042 •	466	491
5.500% due 02/15/2034	186	214
6.750% due 03/15/2031	100	154
7.000% due 07/15/2023 - 12/01/2031	4	4

Ginnie Mae
2.250% due 08/20/2030 •	2	2
3.500% due 01/20/2044	643	719
6.000% due 08/20/2033	551	617

Ginnie Mae, TBA
4.000% due 02/01/2051	4,600	4,907

Residual Funding Corp. STRIPS
0.000% due 01/15/2030 (b)	2,500	2,224

Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029 (a)	3,200	2,947

Small Business Administration
5.240% due 08/01/2023	22	23
5.290% due 12/01/2027	48	51

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (b)	800	707

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
2.500% due 11/01/2046	$204	$218
4.000% due 08/01/2048 - 08/01/2049	5,295	5,658

Uniform Mortgage-Backed Security, TBA
1.500% due 03/01/2051	1,500	1,512
2.000% due 03/01/2051	18,200	18,840

Total U.S. Government Agencies (Cost $68,780)		73,081

U.S. TREASURY OBLIGATIONS 134.0%

U.S. Treasury Bonds
1.125% due 05/15/2040	52,630	49,916
1.125% due 08/15/2040	117,440	111,036
1.375% due 11/15/2040	21,560	21,285
1.625% due 11/15/2050 (e)	15,480	15,392
2.000% due 02/15/2050	292,698	317,315
2.500% due 02/15/2046	4,070	4,854
2.750% due 11/15/2042	5,600	6,928
2.875% due 05/15/2049	1,550	1,998
3.000% due 11/15/2045	10,100	13,123
3.000% due 08/15/2048	10,980	14,419
3.125% due 11/15/2041	25,610	33,451
3.125% due 05/15/2048	3,730	4,998
3.875% due 08/15/2040	220	315
4.250% due 11/15/2040	400	600
4.500% due 08/15/2039 (e)	200	306
4.750% due 02/15/2041	790	1,261

U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2022 (g)	749	765
0.125% due 07/15/2030	81	91
0.250% due 07/15/2029	102	115
0.375% due 01/15/2027	43	48
0.375% due 07/15/2027	64	72
0.500% due 01/15/2028	3,346	3,796
0.750% due 07/15/2028	4,927	5,733
0.750% due 02/15/2042	1,037	1,321
0.875% due 01/15/2029	1,464	1,722
1.000% due 02/15/2048	1,267	1,766
1.000% due 02/15/2049	207	292
1.375% due 02/15/2044	436	628
1.750% due 01/15/2028 (g)	1,268	1,555
2.500% due 01/15/2029	2,025	2,661
3.625% due 04/15/2028	322	443

U.S. Treasury Notes
0.375% due 04/30/2025 (g)	44,500	44,660
0.625% due 05/15/2030	26,400	25,798
1.500% due 02/15/2030	51,510	54,470
1.625% due 09/30/2026 (e)	4,500	4,797
1.875% due 07/31/2026 (e)	2,000	2,159

U.S. Treasury STRIPS
0.000% due 02/15/2033 (a)	1,700	1,460
0.000% due 05/15/2034 (a)	500	419
0.000% due 08/15/2034 (a)	1,270	1,057
0.000% due 08/15/2035 (a)	25,270	20,667
0.000% due 08/15/2036 (a)	18,000	14,414
0.000% due 11/15/2036 (a)	2,700	2,150
0.000% due 08/15/2044 (b)	300	206
0.000% due 11/15/2044 (b)	500	340
0.000% due 05/15/2045 (b)	500	337
0.000% due 08/15/2046 (b)	500	328

Total U.S. Treasury Obligations (Cost $788,548)		791,467

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.4%

BAMLL Commercial Mortgage Securities Trust
1.209% due 04/15/2036 •	1,000	976

Bancorp Commercial Mortgage Trust
1.209% due 09/15/2036 •	869	868

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	500	564

Bear Stearns Adjustable Rate Mortgage Trust
1.424% due 01/25/2034 ~	5	5
3.022% due 02/25/2034 ~	4	4
3.637% due 04/25/2033 ~	14	15
4.261% due 04/25/2033 ~	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BWAY Mortgage Trust
3.454% due 03/10/2033	$700	$760

Citigroup Commercial Mortgage Trust
2.109% due 02/15/2039 •	2,637	2,660
4.149% due 01/10/2036	1,700	1,851

CityLine Commercial Mortgage Trust
2.778% due 11/10/2031 ~	1,600	1,651

Commercial Mortgage Trust
3.140% due 10/10/2036	1,700	1,858
3.815% due 04/10/2033 ~	500	532

Countrywide Alternative Loan Trust
0.568% due 05/25/2035 •	31	29

Countrywide Home Loan Mortgage Pass-Through Trust
0.788% due 03/25/2035 •	43	38

Credit Suisse First Boston Mortgage Securities Corp.
3.027% due 11/25/2032 ~	2	3

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.785% due 07/25/2033 ~	5	5

DBWF Mortgage Trust
3.791% due 12/10/2036	2,100	2,382

GS Mortgage Securities Trust
3.805% due 10/10/2035 ~	500	534

HarborView Mortgage Loan Trust
0.282% due 03/19/2037 •	31	30
0.592% due 05/19/2035 •	21	20
2.965% due 07/19/2035 ^~	3	3

Hilton USA Trust
3.719% due 11/05/2038	900	985

Impac CMB Trust
4.966% due 09/25/2034 þ	112	120

JPMorgan Chase Commercial Mortgage Securities Trust
1.609% due 12/15/2031 •	800	784
2.798% due 10/05/2031	1,700	1,694

JPMorgan Mortgage Trust
1.048% due 12/25/2049 •	152	153
3.059% due 07/25/2035 ~	45	44

Morgan Stanley Bank of America Merrill Lynch Trust
3.514% due 12/15/2049	1,800	1,970

Morgan Stanley Capital Trust
4.276% due 07/11/2040 ~	600	657

Natixis Commercial Mortgage Securities Trust
3.885% due 08/15/2038	500	572

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~	708	745

Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036 ^	33	32

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	3	3

Sequoia Mortgage Trust
0.852% due 07/20/2033 •	33	32

Structured Adjustable Rate Mortgage Loan Trust
0.588% due 05/25/2037 •	53	50

Structured Asset Mortgage Investments Trust
0.812% due 09/19/2032 •	22	21
0.992% due 10/19/2033 •	13	13

VNDO Trust
3.805% due 01/10/2035	1,900	2,077

WaMu Mortgage Pass-Through Certificates Trust
1.609% due 08/25/2046 •	108	103
2.003% due 10/25/2046 •	35	33
2.009% due 08/25/2042 •	1	1

Washington Mutual Mortgage Pass-Through Certificates Trust
2.319% due 05/25/2033 ~	5	5
2.327% due 02/25/2033 ~	0	1

Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059	900	958

Worldwide Plaza Trust
3.526% due 11/10/2036	300	335

Total Non-Agency Mortgage-Backed Securities (Cost $25,048)		26,180

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.6%

Bear Stearns Asset-Backed Securities Trust
1.148% due 11/25/2042 •	$26	$25

ECMC Group Student Loan Trust
0.898% due 02/27/2068 •	195	192

JPMorgan Mortgage Acquisition Corp.
0.868% due 12/25/2035 •	1,100	1,091

LA Arena Funding LLC
7.656% due 12/15/2026	6	6

MASTR Asset-Backed Securities Trust
0.973% due 10/25/2034 •	578	572

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	893	901

Renaissance Home Equity Loan Trust
1.028% due 08/25/2033 •	3	2

SLM Student Loan Trust
0.815% due 10/25/2029 •	281	281
1.715% due 04/25/2023 •	151	152

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	243	256

Total Asset-Backed Securities (Cost $3,469)		3,478

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (d) 0.1%
		698

Total Short-Term Instruments (Cost $698)		698

Total Investments in Securities (Cost $892,239)		900,786

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%

PIMCO Short Asset Portfolio	1,229,310	$12,324

PIMCO Short-Term Floating NAV Portfolio III	1,166,548	11,503

Total Short-Term Instruments (Cost $23,816)		23,827

Total Investments in Affiliates (Cost $23,816)		23,827

Total Investments 156.5% (Cost $916,055)		$924,613

Financial Derivative Instruments (f) (0.1)% (Cost or Premiums, net $111)		(595)

Other Assets and Liabilities, net (56.4)%		(333,109)

Net Assets 100.0%		$590,909

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$698	U.S. Treasury Bills 0.000% due 12/30/2021	$(712)	$698	$698

Total Repurchase Agreements						$(712)	$698	$698

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.060%	12/10/2020	01/15/2021	$(3,008)	$(3,008)

Total Reverse Repurchase Agreements					$(3,008)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Schedule of Investments	PIMCO Long-Term U.S. Government Portfolio	(Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BOS	0.170%	11/18/2020	01/19/2021	$(15,154)	$(15,157)
BPG	0.180	11/17/2020	01/14/2021	(3,840)	(3,841)
	0.180	11/23/2020	01/12/2021	(1,418)	(1,418)
	0.180	11/23/2020	01/19/2021	(2,459)	(2,460)
	0.180	11/23/2020	01/21/2021	(15,755)	(15,758)
	0.180	11/23/2020	01/22/2021	(3,913)	(3,914)
	0.180	11/23/2020	01/27/2021	(11,065)	(11,068)
	0.180	11/23/2020	01/29/2021	(112)	(112)
	0.180	01/04/2021	01/05/2021	(403,930)	(403,930)
	0.180	01/05/2021	01/06/2021	(201,315)	(201,314)
	0.190	11/23/2020	01/21/2021	(14,533)	(14,536)
MSC	0.170	12/01/2020	01/29/2021	(88,519)	(88,534)
	0.170	12/02/2020	01/29/2021	(33,751)	(33,756)
	0.170	12/02/2020	02/01/2021	(69,882)	(69,893)
	0.180	11/23/2020	01/14/2021	(3,436)	(3,436)
	0.180	01/04/2021	01/05/2021	(9,529)	(9,529)
UBS	0.160	11/23/2020	01/21/2021	(35,010)	(35,017)
	0.170	11/23/2020	01/11/2021	(10,114)	(10,116)

Total Sale-Buyback Transactions					$(923,789)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.1)%
Ginnie Mae, TBA	4.000%	01/01/2051	$2,400	$(2,555)	$(2,559)
Uniform Mortgage-Backed Security, TBA	2.500	02/01/2051	3,400	(3,566)	(3,578)
Uniform Mortgage-Backed Security, TBA	3.500	02/01/2051	300	(317)	(317)

Total Short Sales (1.1)%				$(6,438)	$(6,454)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(3,008)	$0	$(3,008)	$3,321	$313
FICC	698	0	0	698	(712)	(14)

Master Securities Forward Transaction Agreement
BOS	0	0	(15,157)	(15,157)	14,852	(305)
BPG	0	0	(658,351)	(658,351)	657,700	(651)
MSC	0	0	(205,148)	(205,148)	204,477	(671)
UBS	0	0	(45,133)	(45,133)	44,938	(195)

Total Borrowings and Other Financing Transactions	$698	$(3,008)	$(923,789)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(3,008)	$0	$0	$(3,008)

Total	$0	$(3,008)	$0	$0	$(3,008)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(853,896)	(69,893)	0	(923,789)

Total	$0	$(853,896)	$(69,893)	$0	$(923,789)

Total Borrowings	$0	$(856,904)	$(69,893)	$0	$(926,797)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(926,797)

(e)	Securities with an aggregate market value of $925,289 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

(1)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(262,834) at a weighted average interest rate of 0.454%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(36) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2021	174	$(38,450)	$(39)	$0	$(4)
U.S. Treasury 5-Year Note March Futures	03/2021	102	(12,869)	(33)	0	(5)
U.S. Treasury 10-Year Note March Futures	03/2021	90	(12,427)	(25)	0	(10)
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2021	194	(30,334)	121	0	(42)
U.S. Treasury 30-Year Bond March Futures	03/2021	389	(67,370)	552	0	(134)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2021	398	(84,998)	1,651	0	(298)

Total Futures Contracts				$2,227	$0	$(493)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	0.750%	Semi-Annual	12/16/2023	$14,100	$222	$(5)	$217	$0	$(1)
Receive(1)	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031	24,000	245	243	488	0	(32)
Receive(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041	11,720	219	(7)	212	0	(40)
Pay(1)	3-Month USD-LIBOR	1.000	Semi-Annual	03/17/2051	8,720	(930)	4	(926)	38	0
Receive(1)	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051	15,100	355	672	1,027	0	(67)

Total Swap Agreements						$111	$907	$1,018	$38	$(140)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$38	$38	$0	$(493)	$(140)	$(633)

(g)

Securities with an aggregate market value of $10,111 and cash of $300 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Schedule of Investments	PIMCO Long-Term U.S. Government Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$38	$38

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$493	$493
Swap Agreements	0	0	0	0	140	140

	$0	$0	$0	$0	$633	$633

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	37	37
Futures	0	0	0	0	(14,546)	(14,546)
Swap Agreements	0	0	0	0	(4,920)	(4,920)

	$0	$0	$0	$0	$(19,431)	$(19,431)

Over the counter
Purchased Options	$0	$0	$0	$0	$(128)	$(128)
Written Options	0	0	0	0	313	313
Swap Agreements	0	0	0	0	(7)	(7)

	$0	$0	$0	$0	$178	$178

	$0	$0	$0	$0	$(19,253)	$(19,253)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	6,570	6,570
Swap Agreements	0	0	0	0	1,954	1,954

	$0	$0	$0	$0	$8,526	$8,526

Over the counter
Purchased Options	$0	$0	$0	$0	$(803)	$(803)
Written Options	0	0	0	0	503	503

	$0	$0	$0	$0	$(300)	$(300)

	$0	$0	$0	$0	$8,226	$8,226

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,715	$0	$1,715
Municipal Bonds & Notes
Florida	0	2,181	0	2,181
Oregon	0	1,986	0	1,986
U.S. Government Agencies	0	73,081	0	73,081
U.S. Treasury Obligations	0	791,467	0	791,467
Non-Agency Mortgage-Backed Securities	0	26,180	0	26,180
Asset-Backed Securities	0	3,478	0	3,478
Short-Term Instruments
Repurchase Agreements	0	698	0	698

	$0	$900,786	$0	$900,786

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$23,827	$0	$0	$23,827

Total Investments	$23,827	$900,786	$0	$924,613

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,454)	$0	$(6,454)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$38	$0	$38

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(493)	$(140)	$0	$(633)

Total Financial Derivative Instruments	$(493)	$(102)	$0	$(595)

Totals	$23,334	$894,230	$0	$917,564

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or

22	PIMCO VARIABLE INSURANCE TRUST

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other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined

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Notes to Financial Statements	(Cont.)

earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

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Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and

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Notes to Financial Statements	(Cont.)

non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate

26	PIMCO VARIABLE INSURANCE TRUST

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fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$12,047	$192	$0	$0	$85	$12,324	$192	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019		Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$	15,017	$1,308,185	$(1,311,700)	$1	$0	$11,503	$86	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Notes to Financial Statements	(Cont.)

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of

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interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

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Notes to Financial Statements	(Cont.)

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

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Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(c) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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Notes to Financial Statements	(Cont.)

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks  The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

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Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks  In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes,

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Notes to Financial Statements	(Cont.)

failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a

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claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.225%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which

ANNUAL REPORT	|	DECEMBER 31, 2020	35

Notes to Financial Statements	(Cont.)

include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$2,413,219	$2,057,084	$8,585	$2,024

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,179	$17,881	528	$6,528

Administrative Class	10,234	154,648	13,563	173,546

Advisor Class	1,856	28,251	665	8,431
Issued as reinvestment of distributions

Institutional Class	78	1,184	69	874

Administrative Class	796	12,072	556	7,059

Advisor Class	57	866	38	474
Cost of shares redeemed

Institutional Class	(845)	(12,938)	(938)	(11,648)

Administrative Class	(8,735)	(132,276)	(5,671)	(70,665)

Advisor Class	(1,222)	(18,484)	(612)	(7,800)

Net increase (decrease) resulting from Portfolio share transactions	3,398	$51,204	8,198	$106,799

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, one shareholder each owned 10% or more of the Portfolio’s total outstanding shares comprising 61% of the Portfolio. The shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Long-Term U.S. Government Portfolio	$0	$65,681	$38,664	$(12,678)	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

ANNUAL REPORT	|	DECEMBER 31, 2020	37

Notes to Financial Statements	(Cont.)	December 31, 2020

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Long-Term U.S. Government Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Long-Term U.S. Government Portfolio	$934,079	$34,853	$(47,528)	$(12,675)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, contracts, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Long-Term U.S. Government Portfolio	$0	$14,122	$0	$0	$0	$8,407	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

38	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Long-Term U.S. Government Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statements of operations and cash flows for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	|	DECEMBER 31, 2020	39

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOS	BofA Securities, Inc.	FICC	Fixed Income Clearing Corporation	UBS	UBS Securities LLC

BPG	BNP Paribas Securities Corp.	MSC	Morgan Stanley & Co. LLC.

Currency Abbreviations:

USD (or $)	United States Dollar

Other Abbreviations:

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

40	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Long-Term U.S. Government Portfolio	0.00%	0.00%	$14,122	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %
PIMCO Long-Term U.S. Government Portfolio	84.28%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	|	DECEMBER 31, 2020	41

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	DECEMBER 31, 2020	43

Privacy Policy[1]	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

ANNUAL REPORT	|	DECEMBER 31, 2020	45

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

ANNUAL REPORT	|	DECEMBER 31, 2020	47

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

ANNUAL REPORT	|	DECEMBER 31, 2020	49

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT13AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO Real Return Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO Real Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight

4	PIMCO VARIABLE INSURANCE TRUST

borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Real Return Portfolio	09/30/99	04/10/00	09/30/99	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO Real Return Portfolio (Cont.)

quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted

that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2020†§

U.S. Treasury Obligations	71.5%

U.S. Government Agencies	10.9%

Sovereign Issues	6.2%

Asset-Backed Securities	4.5%

Non-Agency Mortgage-Backed Securities	2.8%

Corporate Bonds & Notes	2.4%

Short-Term Instruments‡	1.2%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	10 Years	Inception≈
PIMCO Real Return Portfolio Institutional Class	11.88%	5.41%	3.78%	5.95%
PIMCO Real Return Portfolio Administrative Class	11.71%	5.25%	3.63%	5.89%
PIMCO Real Return Portfolio Advisor Class	11.60%	5.15%	3.53%	4.25%
Bloomberg Barclays U.S. TIPS Index±	10.99%	5.08%	3.81%	5.69%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/1999.

± Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 1.38% for Institutional Class shares, 1.53% for Administrative Class shares, and 1.63% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as U.S. interest rates moved lower.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between nominal Treasuries and like-maturity inflation-linked bonds) contributed to relative performance, as U.S. BEI spreads moved higher.

»	Underweight exposure to U.K. BEI spreads contributed to relative performance, as U.K. BEI spreads moved lower.

»	Overweight exposure to European BEI spreads over a portion of the reporting period contributed to relative performance, as European BEI spreads moved higher over that period.

»	Underweight exposure to high yield corporate credit contributed to relative performance, as high yield spreads widened.

»	Exposure to Emerging Markets (“EM”) currencies detracted from performance as EM currencies generally depreciated relative to the U.S. dollar over the period.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

Expense Example	PIMCO Real Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,055.30	$2.94	$1,000.00	$1,022.69	$2.89	0.56%
Administrative Class	1,000.00	1,054.50	3.73	1,000.00	1,021.92	3.67	0.71
Advisor Class	1,000.00	1,054.00	4.25	1,000.00	1,021.41	4.18	0.81

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

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ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights	PIMCO Real Return Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2020	$12.64	$0.19	$1.30	$1.49	$(0.21)	$0.00	$0.00	$(0.21)

12/31/2019	11.85	0.24	0.77	1.01	(0.22)	0.00	0.00	(0.22)

12/31/2018	12.42	0.34	(0.59)	(0.25)	(0.32)	0.00	0.00	(0.32)

12/31/2017	12.27	0.32	0.14	0.46	(0.26)	0.00	(0.05)	(0.31)

12/31/2016	11.93	0.30	0.34	0.64	(0.18)	0.00	(0.12)	(0.30)
Administrative Class

12/31/2020	12.64	0.17	1.30	1.47	(0.19)	0.00	0.00	(0.19)

12/31/2019	11.85	0.22	0.78	1.00	(0.21)	0.00	0.00	(0.21)

12/31/2018	12.42	0.32	(0.59)	(0.27)	(0.30)	0.00	0.00	(0.30)

12/31/2017	12.27	0.30	0.14	0.44	(0.24)	0.00	(0.05)	(0.29)

12/31/2016	11.93	0.29	0.33	0.62	(0.16)	0.00	(0.12)	(0.28)
Advisor Class

12/31/2020	12.64	0.15	1.31	1.46	(0.18)	0.00	0.00	(0.18)

12/31/2019	11.85	0.21	0.77	0.98	(0.19)	0.00	0.00	(0.19)

12/31/2018	12.42	0.32	(0.60)	(0.28)	(0.29)	0.00	0.00	(0.29)

12/31/2017	12.27	0.29	0.14	0.43	(0.23)	0.00	(0.05)	(0.28)

12/31/2016	11.93	0.28	0.33	0.61	(0.15)	0.00	(0.12)	(0.27)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$13.92	11.88%	$199,783	0.69%	0.69%	0.50%	0.50%	1.39%	240%

12.64	8.60	189,206	1.38	1.38	0.50	0.50	1.96	231

11.85	(2.06)	180,506	1.27	1.27	0.50	0.50	2.80	234

12.42	3.81	181,673	0.89	0.89	0.50	0.50	2.60	157

12.27	5.35	154,072	0.76	0.76	0.50	0.50	2.42	132

13.92	11.71	1,278,844	0.84	0.84	0.65	0.65	1.24	240

12.64	8.44	1,205,456	1.53	1.53	0.65	0.65	1.81	231

11.85	(2.21)	1,266,321	1.42	1.42	0.65	0.65	2.67	234

12.42	3.65	1,476,888	1.04	1.04	0.65	0.65	2.40	157

12.27	5.19	1,789,709	0.91	0.91	0.65	0.65	2.38	132

13.92	11.60	344,989	0.94	0.94	0.75	0.75	1.09	240

12.64	8.33	366,402	1.63	1.63	0.75	0.75	1.70	231

11.85	(2.31)	386,746	1.52	1.52	0.75	0.75	2.60	234

12.42	3.55	520,684	1.14	1.14	0.75	0.75	2.35	157

12.27	5.09	506,438	1.01	1.01	0.75	0.75	2.31	132

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities	PIMCO Real Return Portfolio	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,494,950
Investments in Affiliates	28,244
Financial Derivative Instruments
Exchange-traded or centrally cleared	284
Over the counter	2,832
Deposits with counterparty	2,846
Foreign currency, at value	3,785
Receivable for investments sold	854,630
Receivable for investments sold on a delayed-delivery basis	474
Receivable for TBA investments sold	304,724
Receivable for Portfolio shares sold	3,885
Interest and/or dividends receivable	6,340
Dividends receivable from Affiliates	5
Total Assets	3,702,999

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,294,721
Financial Derivative Instruments
Exchange-traded or centrally cleared	865
Over the counter	5,739
Payable for investments purchased	5,304
Payable for investments in Affiliates purchased	5
Payable for TBA investments purchased	565,272
Deposits from counterparty	5,716
Payable for Portfolio shares redeemed	667
Accrued investment advisory fees	419
Accrued supervisory and administrative fees	419
Accrued distribution fees	79
Accrued servicing fees	177
Total Liabilities	1,879,383

Net Assets	$1,823,616

Net Assets Consist of:

Paid in capital	$1,791,387
Distributable earnings (accumulated loss)	32,229

Net Assets	$1,823,616

Net Assets:

Institutional Class	$199,783
Administrative Class	1,278,844
Advisor Class	344,989

Shares Issued and Outstanding:

Institutional Class	14,355
Administrative Class	91,886
Advisor Class	24,788

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.92
Administrative Class	13.92
Advisor Class	13.92

Cost of investments in securities	$2,294,381
Cost of investments in Affiliates	$28,242
Cost of foreign currency held	$4,311
Cost or premiums of financial derivative instruments, net	$(3,273)

* Includes repurchase agreements of:	$3,224

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Real Return Portfolio

Year Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$36,340
Dividends	120
Dividends from Investments in Affiliates	164
Total Income	36,624

Expenses:

Investment advisory fees	4,420
Supervisory and administrative fees	4,419
Servicing fees - Administrative Class	1,832
Distribution and/or servicing fees - Advisor Class	873
Trustee fees	46
Interest expense	3,304
Miscellaneous expense	3
Total Expenses	14,897
Waiver and/or Reimbursement by PIMCO	(1)
Net Expenses	14,896

Net Investment Income (Loss)	21,728

Net Realized Gain (Loss):

Investments in securities	44,274
Investments in Affiliates	(11)
Exchange-traded or centrally cleared financial derivative instruments	(25,166)
Over the counter financial derivative instruments	(3,617)
Foreign currency	2,048

Net Realized Gain (Loss)	17,528

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	152,610
Exchange-traded or centrally cleared financial derivative instruments	3,244
Over the counter financial derivative instruments	(3,744)
Foreign currency assets and liabilities	(412)

Net Change in Unrealized Appreciation (Depreciation)	151,698

Net Increase (Decrease) in Net Assets Resulting from Operations	$190,954

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO Real Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$21,728	$32,611
Net realized gain (loss)	17,528	(4,089)
Net change in unrealized appreciation (depreciation)	151,698	119,571

Net Increase (Decrease) in Net Assets Resulting from Operations	190,954	148,093

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(3,095)	(3,362)
Administrative Class	(17,214)	(20,683)
Advisor Class	(4,571)	(5,899)

Total Distributions(a)	(24,880)	(29,944)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(103,522)	(190,658)

Total Increase (Decrease) in Net Assets	62,552	(72,509)

Net Assets:

Beginning of year	1,761,064	1,833,573
End of year	$1,823,616	$1,761,064

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows	PIMCO Real Return Portfolio

(Amounts in thousands†)	Year ended December 31, 2020

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$190,954

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(5,955,170)
Proceeds from sales of long-term securities	6,071,248
(Purchases) Proceeds from sales of short-term portfolio investments, net	8,696
(Increase) decrease in deposits with counterparty	207
(Increase) decrease in receivable for investments sold	(445,046)
(Increase) decrease in interest and/or dividends receivable	2,200
(Increase) decrease in dividends receivable from Affiliates	19
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(21,147)
Proceeds from (Payments on) over the counter financial derivative instruments	(5,197)
Increase (decrease) in payable for investments purchased	179,097
Increase (decrease) in deposits from counterparty	2,537
Increase (decrease) in accrued investment advisory fees	45
Increase (decrease) in accrued supervisory and administrative fees	45
Increase (decrease) in accrued distribution fees	1
Increase (decrease) in accrued servicing fees	23
Proceeds from (Payments on) foreign currency transactions	1,636
Net Realized (Gain) Loss
Investments in securities	(44,274)
Investments in Affiliates	11
Exchange-traded or centrally cleared financial derivative instruments	25,166
Over the counter financial derivative instruments	3,617
Foreign currency	(2,048)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(152,610)
Exchange-traded or centrally cleared financial derivative instruments	(3,244)
Over the counter financial derivative instruments	3,744
Foreign currency assets and liabilities	412
Net amortization (accretion) on investments	7,993

Net Cash Provided by (Used for) Operating Activities	(131,085)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	366,888
Payments on shares redeemed	(496,876)
Cash distributions paid*	(13)
Proceeds from reverse repurchase agreements	26,570
Payments on reverse repurchase agreements	(26,570)
Proceeds from sale-buyback transactions	5,818,140
Payments on sale-buyback transactions	(5,557,271)

Net Cash Received from (Used for) Financing Activities	130,868

Net Increase (Decrease) in Cash and Foreign Currency	(217)

Cash and Foreign Currency:

Beginning of year	4,002
End of year	$3,785

* Reinvestment of distributions	$24,867

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$2,068

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO Real Return Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 136.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Hilton Worldwide Finance LLC
1.898% (LIBOR03M + 1.750%) due 06/22/2026 ~		$77	$76

Total Loan Participations and Assignments (Cost $77)			76

CORPORATE BONDS & NOTES 3.4%

BANKING & FINANCE 2.2%

Ally Financial, Inc.
4.250% due 04/15/2021		50	51

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		115	122

British Transco International Finance BV
0.000% due 11/04/2021 (a)		580	577

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(c)(d)	EUR	600	754

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$2,600	2,747

Deutsche Bank AG
4.250% due 10/14/2021		10,200	10,462

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		1,800	1,839

ING Bank NV
2.625% due 12/05/2022		3,200	3,342

Jackson National Life Global Funding
2.375% due 09/15/2022		500	517

Lloyds Banking Group PLC
1.039% (US0003M + 0.800%) due 06/21/2021 ~		2,800	2,809
4.947% due 06/27/2025 •(c)(d)	EUR	600	790

Mitsubishi UFJ Financial Group, Inc.
2.105% (US0003M + 1.880%) due 03/01/2021 ~		$1,097	1,100

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.960% due 09/19/2023		400	432

Natwest Group PLC
1.801% (US0003M + 1.550%) due 06/25/2024 ~		2,100	2,139
4.519% due 06/25/2024 •		1,400	1,530
8.625% due 08/15/2021 •(c)(d)		400	416

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		100	101
2.650% due 07/13/2022		200	205

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		14	15

UniCredit SpA
7.830% due 12/04/2023		8,450	10,033

			39,981

INDUSTRIALS 0.8%

AbbVie, Inc.
5.000% due 12/15/2021		1,540	1,590

Central Nippon Expressway Co. Ltd.
2.362% due 05/28/2021		200	202

Charter Communications Operating LLC
4.464% due 07/23/2022		140	148

Danone S.A.
2.077% due 11/02/2021		500	506

eBay, Inc.
2.600% due 07/15/2022		100	103

ERAC USA Finance LLC
4.500% due 08/16/2021		480	492

Flex Ltd.
5.000% due 02/15/2023		100	108

Hewlett Packard Enterprise Co.
0.958% (US0003M + 0.720%) due 10/05/2021 ~		3,100	3,100

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

JT International Financial Services BV
3.500% due 09/28/2023		$200	$216

McDonald’s Corp.
0.652% (US0003M + 0.430%) due 10/28/2021 ~		5,400	5,415

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		1,700	1,721

NXP BV
3.875% due 09/01/2022		200	211

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		100	103

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		19	19

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021		500	503

Toyota Tsusho Corp.
3.625% due 09/13/2023		200	215

VMware, Inc.
3.900% due 08/21/2027		190	214

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	12,930	89

			14,955

UTILITIES 0.4%

Eversource Energy
2.900% due 10/01/2024		$100	108

Petrobras Global Finance BV
5.093% due 01/15/2030		3,558	3,981

Sempra Energy
0.667% (US0003M + 0.450%) due 03/15/2021 ~		1,550	1,551
2.900% due 02/01/2023		500	525

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		100	105

Sprint Corp.
7.250% due 09/15/2021		100	104

			6,374

Total Corporate Bonds & Notes (Cost $58,441)			61,310

U.S. GOVERNMENT AGENCIES 15.1%

Fannie Mae
0.210% due 12/25/2036 •		18	18
0.298% due 08/25/2034 •		19	19
0.498% due 07/25/2037 - 05/25/2042 •		36	37
0.588% due 05/25/2036 •		8	8
1.944% due 07/01/2044 - 09/01/2044 •		17	17
2.082% due 10/01/2035 •		15	15
2.742% due 05/25/2035 ~		125	127

Freddie Mac
0.278% due 08/25/2031 •		25	24
0.499% due 07/15/2044 •		1,843	1,853
0.609% due 09/15/2042 •		3,419	3,456
1.809% due 10/25/2044 •		1,333	1,359
1.944% due 02/25/2045 •		408	412
2.626% due 12/01/2035 •		22	22
2.713% due 01/01/2034 •		23	25

Ginnie Mae
0.599% due 08/20/2068 •		2,827	2,805
1.904% due 04/20/2067 •		2,220	2,264

Ginnie Mae, TBA
2.500% due 03/01/2051		30,300	31,952

Small Business Administration
6.020% due 08/01/2028		235	258

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2051		54,200	56,107
2.500% due 03/01/2051		23,500	24,691
3.000% due 01/01/2051		37,100	38,868

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.500% due 02/01/2051	$12,440	$13,167
4.000% due 01/01/2051 - 02/01/2051	91,200	97,406

Total U.S. Government Agencies (Cost $274,206)		274,910

U.S. TREASURY OBLIGATIONS 98.9%

U.S. Treasury Bonds
1.625% due 11/15/2050 (g)	9,320	9,266

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2021 (g)	89,743	90,053
0.125% due 01/15/2022	33,454	34,054
0.125% due 04/15/2022 (i)	22,263	22,732
0.125% due 07/15/2022	33,363	34,398
0.125% due 01/15/2023	24,096	25,034
0.125% due 10/15/2024	29,634	31,780
0.125% due 04/15/2025	25,715	27,671
0.125% due 07/15/2026 (g)	113,492	124,849
0.125% due 01/15/2030	23,823	26,589
0.125% due 07/15/2030	15,741	17,666
0.250% due 07/15/2029 (g)	83,548	94,620
0.250% due 02/15/2050	8,578	10,238
0.375% due 07/15/2023 (g)	55,871	59,194
0.375% due 07/15/2025	26,936	29,592
0.375% due 01/15/2027	28,564	31,886
0.375% due 07/15/2027 (g)	34,338	38,646
0.500% due 04/15/2024 (g)(i)	58,784	63,023
0.500% due 01/15/2028 (g)	66,797	75,768
0.625% due 04/15/2023 (i)	23,533	24,782
0.625% due 01/15/2024 (g)	32,696	35,097
0.625% due 01/15/2026 (g)	109,588	122,357
0.625% due 02/15/2043 (k)	5,685	7,094
0.750% due 07/15/2028	27,893	32,453
0.750% due 02/15/2042 (g)	44,191	56,301
0.750% due 02/15/2045 (g)	52,236	67,436
0.875% due 01/15/2029	15,468	18,186
0.875% due 02/15/2047	19,637	26,431
1.000% due 02/15/2046 (g)	25,585	34,930
1.000% due 02/15/2048	5,730	7,987
1.375% due 02/15/2044 (g)	68,419	98,621
1.750% due 01/15/2028 (g)	60,673	74,448
2.000% due 01/15/2026	23,711	28,200
2.125% due 02/15/2040	19,299	29,915
2.125% due 02/15/2041	7,788	12,224
2.375% due 01/15/2025 (g)	60,655	70,891
2.375% due 01/15/2027 (k)	400	498
2.500% due 01/15/2029 (g)	58,792	77,260
3.375% due 04/15/2032 (k)	2,209	3,367
3.625% due 04/15/2028 (g)	40,797	56,110
3.875% due 04/15/2029 (g)	47,972	69,149

U.S. Treasury Notes
1.750% due 12/31/2024 (i)(k)	2,120	2,246

Total U.S. Treasury Obligations (Cost $1,621,897)		1,803,042

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.9%

Adjustable Rate Mortgage Trust
3.901% due 05/25/2036 ^~	99	95

Alliance Bancorp Trust
0.388% due 07/25/2037 •	816	740

American Home Mortgage Investment Trust
1.757% due 09/25/2045 •	39	39

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	502	505

AREIT Trust
2.779% due 04/15/2037 •	2,800	2,837

Banc of America Funding Trust
0.592% due 07/20/2036 •	17	17
2.826% due 02/20/2036 ~	180	177
3.500% due 01/20/2047 ^~	129	122

Banc of America Mortgage Trust
3.227% due 06/25/2035 ~	26	24
3.629% due 02/25/2036 ^~	161	154

Bancorp Commercial Mortgage Trust
1.209% due 09/15/2036 •	1,376	1,375

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Bear Stearns Adjustable Rate Mortgage Trust
2.410% due 10/25/2035 •		$216	$216
2.838% due 01/25/2035 ~		128	129
3.199% due 02/25/2036 ^~		40	39
3.328% due 03/25/2035 ~		168	165
3.447% due 07/25/2036 ^~		160	155

Bear Stearns ALT-A Trust
3.152% due 09/25/2035 ^~		754	594
3.472% due 03/25/2036 ^~		298	256

Chase Mortgage Finance Trust
3.440% due 02/25/2037 ~		11	11

ChaseFlex Trust
6.000% due 02/25/2037 ^		317	191

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.428% due 01/25/2035 •		4	4

Citigroup Mortgage Loan Trust
2.520% due 03/25/2036 ^•		246	245
2.570% due 05/25/2035 •		7	7
3.228% due 09/25/2059 þ		789	796
3.258% due 04/25/2066 ~		608	622
3.361% due 09/25/2037 ^~		354	344
3.849% due 03/25/2037 ^~		1,823	1,782

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •		7	7
5.500% due 08/25/2034		49	50

Countrywide Alternative Loan Trust
0.328% due 05/25/2047 •		86	81
0.332% due 02/20/2047 ^•		311	240
0.368% due 06/25/2046 •		22	28
0.528% due 09/25/2046 ^•		2,189	2,082
0.708% due 12/25/2035 •		21	20
1.609% due 12/25/2035 •		51	47
6.000% due 03/25/2037 ^		3,230	1,996
6.000% due 04/25/2037		415	420

Countrywide Home Loan Mortgage Pass-Through Trust
2.939% due 10/20/2035 ~		1,081	1,085
3.209% due 05/20/2036 ^~		58	59
5.500% due 08/25/2035 ^		38	35
6.000% due 04/25/2036		344	262
6.000% due 03/25/2037 ^		1,165	932

Credit Suisse Mortgage Capital Certificates
3.490% due 08/26/2058		706	709
3.869% due 10/26/2036 ~		176	173

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.248% due 10/25/2036 ^•		8	6

Eurosail PLC
0.991% due 06/13/2045 •	GBP	1,863	2,535

First Horizon Alternative Mortgage Securities Trust
2.226% due 06/25/2034 ~		$99	98
6.000% due 02/25/2037 ^		335	224

First Horizon Mortgage Pass-Through Trust
3.197% due 08/25/2035 ~		158	135

Great Hall Mortgages PLC
0.167% due 03/18/2039 •	GBP	84	114
0.187% due 06/18/2038 •		76	102

GreenPoint Mortgage Funding Trust
0.328% due 09/25/2046 •		$301	282
0.588% due 06/25/2045 •		156	141
0.688% due 11/25/2045 •		120	106

GS Mortgage Securities Trust
4.592% due 08/10/2043		770	770

GSR Mortgage Loan Trust
2.636% due 01/25/2035 ~		54	52
2.642% due 12/25/2034 ~		158	157
3.201% due 09/25/2035 ~		99	102
3.328% due 07/25/2035 ~		121	123

HarborView Mortgage Loan Trust
0.342% due 09/19/2037 •		53	50
0.592% due 05/19/2035 •		41	39
0.712% due 02/19/2036 •		98	72
0.832% due 06/20/2035 •		56	54

Hawksmoor Mortgages
1.104% due 05/25/2053 •	GBP	6,342	8,686

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

IndyMac Mortgage Loan Trust
0.708% due 07/25/2035 •		$170	$142
0.928% due 05/25/2034 •		14	14
2.900% due 12/25/2034 ~		61	62
3.250% due 11/25/2035 ^~		50	48

JPMorgan Mortgage Trust
2.920% due 09/25/2035 ~		18	17
3.011% due 08/25/2035 ~		93	93
3.134% due 08/25/2035 ^~		88	81
3.222% due 07/27/2037 ~		383	383
3.260% due 07/25/2035 ~		69	71
3.344% due 02/25/2035 ~		67	64
3.468% due 07/25/2035 ~		162	163

Lehman XS Trust
1.298% due 12/25/2037 •		3,015	3,033

MASTR Adjustable Rate Mortgages Trust
3.176% due 11/21/2034 ~		72	73

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.859% due 11/15/2031 •		52	52

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.599% due 12/15/2030 •		59	57

Merrill Lynch Mortgage Investors Trust
0.648% due 11/25/2035 •		58	56
2.994% due 12/25/2035 ~		79	69

Morgan Stanley Mortgage Loan Trust
2.201% due 06/25/2036 ~		151	156

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		6,481	6,824

Residential Accredit Loans, Inc. Trust
0.448% due 08/25/2035 •		62	53
1.641% due 10/25/2037 ~		1,044	980

Residential Asset Securitization Trust
0.548% due 05/25/2035 •		577	423
6.500% due 09/25/2036 ^		233	139

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^		188	185

Residential Mortgage Securities PLC
1.304% due 06/20/2070 •	GBP	2,553	3,513

Sequoia Mortgage Trust
0.552% due 07/20/2036 •		$362	352
0.852% due 10/19/2026 •		19	19

Stratton Mortgage Funding PLC
1.254% due 05/25/2051 •	GBP	1,561	2,139

Structured Adjustable Rate Mortgage Loan Trust
2.009% due 01/25/2035 ^•		$62	58
3.080% due 02/25/2034 ~		59	59
3.195% due 08/25/2035 ~		75	71

Structured Asset Mortgage Investments Trust
0.338% due 06/25/2036 •		33	33
0.568% due 04/25/2036 •		124	115
0.652% due 07/19/2035 •		376	369
0.812% due 10/19/2034 •		38	38

Structured Asset Securities Corp. Mortgage Loan Trust
0.568% due 11/25/2035 •		4,503	4,483

Thornburg Mortgage Securities Trust
0.768% due 06/25/2044 •		4,046	3,965

Towd Point Mortgage Funding PLC
1.073% due 10/20/2051 •	GBP	5,380	7,386

Wachovia Mortgage Loan Trust
0.608% due 01/25/2037 •		$1,575	885

WaMu Mortgage Pass-Through Certificates Trust
1.339% due 01/25/2047 •		347	343
1.379% due 05/25/2047 •		224	204
1.554% due 12/25/2046 •		51	48
1.609% due 02/25/2046 •		73	73
1.809% due 11/25/2042 •		8	8
2.003% due 07/25/2046 •		416	395
2.003% due 11/25/2046 •		54	51
2.367% due 08/25/2035 ~		10	10
3.117% due 12/25/2035 ~		75	75

Total Non-Agency Mortgage-Backed Securities (Cost $69,521)			71,645

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
ASSET-BACKED SECURITIES 6.2%

ACE Securities Corp. Home Equity Loan Trust
0.348% due 03/25/2037 •		$412	$256

Adagio CLO Ltd.
0.660% due 10/15/2029 •	EUR	412	503

AlbaCore EURO CLO DAC
1.530% due 07/18/2031 •		900	1,106

Anchorage Capital CLO Ltd.
1.601% due 10/20/2031 •		$100	100

Argent Mortgage Loan Trust
0.628% due 05/25/2035 •		619	571

Argent Securities Trust
0.468% due 05/25/2036 •		126	48

Atlas Senior Loan Fund Ltd.
1.530% due 01/16/2030 •		1,200	1,199

Atrium Corp.
1.046% due 04/22/2027 •		1,910	1,904

Babson Euro CLO BV
0.309% due 10/25/2029 •	EUR	487	591

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		$99	99

Benefit Street Partners CLO Ltd.
0.998% due 07/18/2027 •		499	497

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	1,297	1,583
1.284% due 10/03/2029 •		$875	873

Brookside Mill CLO Ltd.
1.038% due 01/17/2028 •		1,789	1,779

Carlyle Global Market Strategies Euro CLO DAC
0.730% due 09/21/2029 •	EUR	238	291

Catamaran CLO Ltd.
1.067% due 01/27/2028 •		$3,535	3,517

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •		384	386
1.648% due 10/25/2037 •		3,400	3,393

Citigroup Mortgage Loan Trust
0.228% due 01/25/2037 •		106	88

Citigroup Mortgage Loan Trust, Inc.
0.398% due 06/25/2037 •		2,358	2,350

College Loan Corp. Trust
0.465% due 01/25/2024 •		800	787

CoreVest American Finance Trust
2.968% due 10/15/2049		412	420

Countrywide Asset-Backed Certificates
0.338% due 11/25/2037 •		4,013	3,795
0.398% due 03/25/2037 •		1,260	1,183

Countrywide Asset-Backed Certificates Trust
0.888% due 08/25/2047 •		202	198

Credit-Based Asset Servicing & Securitization LLC
0.368% due 07/25/2037 •		864	692
1.198% due 06/25/2035 •		386	371

Credit-Based Asset Servicing & Securitization Trust
0.208% due 11/25/2036 •		61	37

Ellington Loan Acquisition Trust
1.248% due 05/25/2037 •		424	425

First Franklin Mortgage Loan Trust
0.853% due 11/25/2036 •		2,400	2,241

Fremont Home Loan Trust
0.283% due 10/25/2036 •		885	808

GSAA Home Equity Trust
6.220% due 03/25/2046 þ		333	254

GSAMP Trust
0.218% due 12/25/2036 •		74	45
0.883% due 09/25/2035 ^•		57	57
1.123% due 03/25/2035 ^•		51	48

Halcyon Loan Advisors Funding Ltd.
1.138% due 04/20/2027 •		627	625

Home Equity Asset Trust
0.598% due 02/25/2036 •		2,200	2,119
0.943% due 07/25/2034 •		186	185

HSI Asset Securitization Corp. Trust
0.198% due 10/25/2036 •		5	3

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

ICG U.S. CLO Ltd.
1.596% due 10/22/2031 •		$4,500	$4,507

IndyMac Mortgage Loan Trust
0.218% due 07/25/2036 •		640	253

Jamestown CLO Ltd.
0.927% due 07/15/2026 •		193	193
1.438% due 01/17/2027 •		1,832	1,834

JPMorgan Mortgage Acquisition Trust
0.358% due 10/25/2036 •		73	71

Jubilee CLO BV
0.257% due 12/15/2029 •	EUR	2,400	2,919
0.334% due 07/12/2028 •		1,079	1,310

KVK CLO Ltd.
1.129% due 01/14/2028 •		$405	403

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		579	585

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		987	823

Lehman XS Trust
0.468% due 05/25/2036 •		1,013	1,072
4.480% due 06/25/2036 þ		747	769

LoanCore Issuer Ltd.
1.289% due 05/15/2036 •		2,700	2,688

Long Beach Mortgage Loan Trust
0.268% due 08/25/2036 •		1,141	618

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	750	923

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		800	974

Marathon CLO Ltd.
1.083% due 11/21/2027 •		$1,137	1,129

Marlette Funding Trust
2.690% due 09/17/2029		219	221

MASTR Asset-Backed Securities Trust
0.898% due 10/25/2035 ^•		63	60

Merrill Lynch Mortgage Investors Trust
0.268% due 02/25/2037 •		284	116
0.308% due 09/25/2037 •		22	13

MidOcean Credit CLO
1.468% due 01/20/2029 •		4,400	4,398

Morgan Stanley IXIS Real Estate Capital Trust
0.198% due 11/25/2036 •		9	4

Nassau Ltd.
2.383% due 07/20/2029 •		1,700	1,707

New Century Home Equity Loan Trust
0.913% due 02/25/2035 •		106	104

NovaStar Mortgage Funding Trust
0.853% due 01/25/2036 •		2,025	2,007

OCP CLO Ltd.
1.035% due 10/26/2027 •		1,081	1,079
1.037% due 07/15/2027 •		781	779
1.068% due 04/17/2027 •		286	286

OZLM Ltd.
1.707% due 04/15/2032 •		4,700	4,704

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •	EUR	3,800	4,640

Park Place Securities, Inc.
0.853% due 09/25/2035 •		$1,714	1,716

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.883% due 09/25/2035 •		775	763
1.198% due 10/25/2034 •		3,850	3,822

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 ~		994	999

RAAC Trust
0.658% due 08/25/2036 •		322	326

Renaissance Home Equity Loan Trust
0.908% due 12/25/2032 •		60	57

Residential Asset Securities Corp. Trust
0.428% due 09/25/2036 •		1,300	1,256
0.608% due 06/25/2036 •		3,693	3,599

Saxon Asset Securities Trust
0.458% due 09/25/2037 •		780	759

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Securitized Asset-Backed Receivables LLC Trust
0.208% due 12/25/2036 ^•		$287	$93
0.298% due 07/25/2036 •		222	129
0.468% due 07/25/2036 •		3,081	1,535

SLM Student Loan Trust
0.000% due 01/25/2024 •	EUR	112	137
0.000% due 06/17/2024 •		75	92
0.765% due 10/25/2064 •		$2,728	2,698
1.715% due 04/25/2023 •		2,044	2,045

Soundview Home Loan Trust
0.208% due 11/25/2036 •		44	18
0.328% due 07/25/2037 •		1,032	985
0.348% due 06/25/2037 •		1,818	1,493

SP-Static CLO Ltd.
1.616% due 07/22/2028 •		2,282	2,283

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		285	285

Structured Asset Securities Corp. Mortgage Loan Trust
1.655% due 04/25/2035 •		149	148

Symphony CLO Ltd.
1.179% due 07/14/2026 •		961	960

TCW CLO Ltd.
1.268% due 10/20/2031 •		900	901

THL Credit Wind River CLO Ltd.
1.117% due 01/15/2026 •		130	131

Tralee CLO Ltd.
1.248% due 10/20/2027 •		1,333	1,330

Venture CLO Ltd.
1.057% due 04/15/2027 •		3,308	3,300
1.117% due 07/15/2027 •		1,608	1,603

Voya CLO Ltd.
0.935% due 07/25/2026 •		760	760

Wind River CLO Ltd.
1.107% due 10/15/2027 •		229	229

Z Capital Credit Partners CLO Ltd.
1.180% due 07/16/2027 •		2,451	2,439

Total Asset-Backed Securities (Cost $111,646)			113,507

SOVEREIGN ISSUES 8.6%

Argentina Government International Bond
34.109% (BADLARPP) due 10/04/2022 ~	ARS	300	2
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~		16,489	110

Australia Government International Bond
1.250% due 02/21/2022 (b)	AUD	6,987	5,554
3.000% due 09/20/2025 (b)		11,169	10,409

Canada Government Real Return Bond
4.250% due 12/01/2026 (b)	CAD	5,887	6,119

France Government International Bond
0.100% due 03/01/2026 (b)	EUR	12,549	16,557
0.250% due 07/25/2024 (b)		7,537	9,817

Italy Buoni Poliennali Del Tesoro
1.400% due 05/26/2025 (b)		40,600	52,516

Japan Government International Bond
0.100% due 03/10/2028 (b)	JPY	1,190,051	11,560
0.100% due 03/10/2029 (b)		1,225,785	11,931

Mexico Government International Bond
7.750% due 05/29/2031	MXN	53,861	3,179

New Zealand Government International Bond
2.000% due 09/20/2025 (b)	NZD	7,063	5,698
3.000% due 09/20/2030 (b)		15,697	15,084

Peru Government International Bond
5.940% due 02/12/2029	PEN	5,300	1,827

Qatar Government International Bond
3.875% due 04/23/2023		$2,000	2,152

Saudi Government International Bond
4.000% due 04/17/2025		$3,170	$3,546

Total Sovereign Issues (Cost $144,335)			156,061

	SHARES	MARKET VALUE (000s)
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.1%

Banco Santander S.A.
6.250% due 09/11/2021 •(c)(d)	100,000	$125

Bank of America Corp.
5.875% due 03/15/2028 •(c)	1,220,000	1,382

		1,507

UTILITIES 0.5%

AT&T Mobility LLC
7.000% due 10/20/2022 «(c)(e)	360,018	9,668

Total Preferred Securities (Cost $11,034)		11,175

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (f) 0.2%
		3,224

Total Short-Term Instruments (Cost $3,224)		3,224

Total Investments in Securities (Cost $2,294,381)		2,494,950

INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%

PIMCO Short-Term Floating NAV Portfolio III	2,864,219	28,244

Total Short-Term Instruments (Cost $28,242)		28,244

Total Investments in Affiliates (Cost $28,242)		28,244

Total Investments 138.4% (Cost $2,322,623)		$2,523,194

Financial Derivative Instruments (h)(j) (0.2)% (Cost or Premiums, net $(3,273))		(3,488)

Other Assets and Liabilities, net (38.2)%		(696,090)

Net Assets 100.0%		$1,823,616

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Zero coupon security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$9,701	$9,668	0.53%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$3,224	U.S. Treasury Bills 0.000% due 12/30/2021	$(3,289)	$3,224	$3,224

Total Repurchase Agreements						$(3,289)	$3,224	$3,224

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BCY	0.100%	12/15/2020	01/26/2021	$(5,414)	$(5,414)
BPG	0.180	10/20/2020	01/20/2021	(160,415)	(160,476)
	0.180	10/21/2020	01/21/2021	(48,467)	(48,485)
	0.180	10/22/2020	01/21/2021	(2,949)	(2,950)
	0.180	10/27/2020	01/27/2021	(17,374)	(17,380)
GSC	0.080	12/10/2020	01/15/2021	(3,847)	(3,847)
	0.180	01/04/2021	01/05/2021	(740,816)	(740,816)
MSC	0.180	01/04/2021	01/05/2021	(108,592)	(108,592)
TDL	0.180	10/08/2020	01/07/2021	(36,242)	(36,258)
	0.180	10/19/2020	01/14/2021	(170,437)	(170,503)

Total Sale-Buyback Transactions					$(1,294,721)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$3,224	$0	$0	$3,224	$(3,289)	$(65)

Master Securities Forward Transaction Agreement
BCY	0	0	(5,414)	(5,414)	5,389	(25)
BPG	0	0	(229,291)	(229,291)	233,082	3,791
BPS	0	0	0	0	(3,340)	(3,340)
GSC	0	0	(744,663)	(744,663)	743,538	(1,125)
MSC	0	0	(108,592)	(108,592)	108,673	81
TDL	0	0	(206,761)	(206,761)	208,868	2,107
TDM	0	0	0	0	(2,056)	(2,056)

Total Borrowings and Other Financing Transactions	$3,224	$0	$ (1,294,721)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(1,294,721)	$0	$0	$(1,294,721)

Total Borrowings	$0	$(1,294,721)	$0	$0	$(1,294,721)

Payable for sale-buyback financing transactions					$(1,294,721)

(g)	Securities with an aggregate market value of $1,299,550 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(453,393) at a weighted average interest rate of 0.709%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(33) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond March Futures	03/2021	122	$26,476	$9	$0	$(9)
Gold 100 oz. February Futures	02/2021	42	7,959	450	7	0
U.S. Treasury 5-Year Note March Futures	03/2021	1,049	132,346	330	49	0
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2021	333	52,068	(208)	73	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2021	18	3,844	(75)	14	0

				$506	$143	$(9)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note March Futures	03/2021	85	$(7,696)	$(6)	$0	$(1)
Australia Government 10-Year Bond March Futures	03/2021	46	(5,221)	(29)	6	(4)
Euro-Bobl March Futures	03/2021	615	(101,563)	(102)	15	0
Euro-BTP Italy Government Bond March Futures	03/2021	190	(35,284)	(160)	0	(14)
Euro-OAT France Government 10-Year Bond March Futures	03/2021	4	(820)	(4)	0	0
Euro-Schatz March Futures	03/2021	444	(60,899)	61	3	0
Japan Government 10-Year Bond March Futures	03/2021	17	(25,012)	(1)	5	(2)
U.S. Treasury 2-Year Note March Futures	03/2021	145	(32,042)	(30)	0	(3)
U.S. Treasury 10-Year Note March Futures	03/2021	2,161	(298,387)	(408)	0	(236)
U.S. Treasury 30-Year Bond March Futures	03/2021	519	(89,884)	732	0	(179)
United Kingdom Long Gilt March Futures	03/2021	1	(185)	(2)	0	0

				$51	$29	$(439)

Total Futures Contracts				$557	$172	$(448)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.572%	$800	$(45)	$56	$11	$0	$0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$184	$12	$(29)	$(17)	$0	$0
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025	18,200	(955)	(778)	(1,733)	0	(36)

					$(943)	$(807)	$(1,750)	$0	$(36)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	3-Month EUR-EURIBOR	0.526%	Annual	11/21/2023	EUR	58,000	$0	$(9)	$(9)	$0	$0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	11,800	36	(1,617)	(1,581)	0	(3)
Receive(6)	3-Month USD-LIBOR	0.394	Semi-Annual	11/21/2023	$	59,200	0	(56)	(56)	2	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	400,000	(7)	(80)	(87)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		118,480	(2)	(25)	(27)	0	0
Receive	CPTFEMU	0.090	Maturity	05/15/2022	EUR	7,300	0	55	55	0	(6)
Receive	CPTFEMU	0.330	Maturity	07/15/2022		5,100	(1)	49	48	0	(1)
Pay	CPURNSA	1.030	Maturity	06/18/2021	$	16,400	0	(181)	(181)	22	0
Pay	CPURNSA	1.335	Maturity	07/01/2021		4,700	0	(56)	(56)	5	0
Pay	CPURNSA	1.690	Maturity	08/07/2021		14,500	(1)	(150)	(151)	6	0
Pay	CPURNSA	1.863	Maturity	08/26/2021		5,000	(1)	(33)	(34)	2	0
Pay	CPURNSA	1.280	Maturity	11/02/2021		11,900	0	(86)	(86)	0	(1)
Pay	CPURNSA	1.290	Maturity	11/05/2021		18,500	(1)	(131)	(132)	0	(1)
Receive	CPURNSA	2.069	Maturity	07/15/2022		3,700	0	(26)	(26)	2	0
Receive	CPURNSA	2.500	Maturity	07/15/2022		30,300	(2,696)	(607)	(3,303)	20	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		20,900	0	(366)	(366)	11	0
Receive	CPURNSA	2.263	Maturity	04/27/2023		14,090	(2)	(333)	(335)	10	0
Receive	CPURNSA	2.263	Maturity	05/09/2023		3,250	0	(76)	(76)	2	0
Receive	CPURNSA	2.281	Maturity	05/10/2023		4,970	0	(130)	(130)	0	(5)
Receive	CPURNSA	1.798	Maturity	08/25/2027		7,000	0	229	229	14	0
Receive	CPURNSA	1.890	Maturity	08/27/2027		7,100	0	180	180	14	0
Pay	CPURNSA	2.379	Maturity	07/09/2028		3,700	(2)	159	157	0	(8)
Pay	CPURNSA	2.165	Maturity	04/16/2029		18,000	0	164	164	0	(45)
Pay	CPURNSA	1.954	Maturity	06/03/2029		6,450	0	(85)	(85)	0	(14)
Pay	CPURNSA	1.998	Maturity	07/25/2029		20,100	0	(139)	(139)	0	(49)
Pay	CPURNSA	1.760	Maturity	11/04/2029		12,300	(11)	(444)	(455)	0	(32)
Receive	FRCPXTOB	1.345	Maturity	06/15/2021	EUR	3,900	0	(115)	(115)	0	(3)
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	10,900	0	936	936	2	0
Pay	UKRPI	3.330	Maturity	01/15/2025		17,800	530	116	646	0	(1)
Pay	UKRPI	3.438	Maturity	01/15/2030		12,100	0	470	470	0	(62)
Pay	UKRPI	3.480	Maturity	01/15/2030		1,400	19	46	65	0	(7)
Pay	UKRPI	3.400	Maturity	06/15/2030		4,400	157	302	459	0	(24)
Pay	UKRPI	3.325	Maturity	08/15/2030		18,600	132	1,257	1,389	0	(119)

							$(1,850)	$(782)	$(2,632)	$112	$(381)

Total Swap Agreements							$(2,838)	$(1,533)	$(4,371)	$112	$(417)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$172	$112	$284	$0	$(448)	$(417)	$(865)

(i)

Securities with an aggregate market value of $12,885 and cash of $2,846 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	21

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021	AUD	5,568		$4,112	$0	$(182)
	01/2021	JPY	1,202,877		11,566	0	(84)

BPS	01/2021		$1,127	GBP	835	15	0
	03/2021		205	IDR	2,927,945	4	0

BRC	01/2021	BRL	945		$178	0	(4)
	01/2021		$182	BRL	945	0	0
	01/2021		1,167	GBP	857	4	0

CBK	01/2021	BRL	945		$182	0	0
	01/2021	EUR	2,936		3,542	0	(45)
	01/2021	JPY	117,270		1,126	0	(10)
	01/2021		$187	BRL	945	0	(5)
	01/2021		6	RUB	467	0	0
	02/2021	BRL	945		$187	5	0
	02/2021	PEN	5,663		1,580	16	0
	02/2021		$7	RUB	542	0	0
	03/2021		94	MXN	2,122	12	0

DUB	06/2021	MXN	55,105		$2,609	0	(111)

GLM	01/2021		2,110		104	0	(2)
	01/2021	NZD	29,445		20,680	0	(506)
	01/2021		$23,832	JPY	2,466,600	58	0
	01/2021		107	MXN	2,110	0	(1)
	01/2021		8	RUB	581	0	0
	02/2021	JPY	2,466,600		$23,838	0	(58)
	03/2021		$159	MYR	650	3	0
	06/2021		102	MXN	2,110	2	0

HUS	01/2021	GBP	19,519		$26,108	0	(585)
	01/2021	JPY	216,644		2,079	0	(19)
	02/2021		$29	RUB	2,170	0	0

JPM	01/2021	AUD	4,209		$3,097	0	(148)

RYL	03/2021	MXN	2,122		105	0	0
	06/2021		$104	MXN	2,122	0	0

SCX	01/2021	AUD	2,458		$1,811	0	(84)
	01/2021	EUR	76,254		91,321	0	(1,834)
	02/2021		76,254		93,363	145	0
	02/2021		$719	ILS	2,470	50	0

TOR	01/2021	CAD	7,195		$5,554	0	(99)
	01/2021	JPY	929,809		8,913	0	(92)
	01/2021		$5,647	CAD	7,195	5	0
	02/2021	CAD	7,195		$5,648	0	(5)

UAG	01/2021	AUD	8,271		6,081	0	(296)
	02/2021		$26	RUB	1,929	0	0

Total Forward Foreign Currency Contracts						$319	$(4,170)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
HUS	Put - OTC GBP versus USD	$1.315	01/07/2021	26,993	$349	$4

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	5,600	$4	$382
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	6,530	497	445

BRC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	3,370	251	229

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.344	11/17/2022	139,300	156	226
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	5,400	394	372

							$1,302	$1,654

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 02/01/2051	$72.000	02/04/2021	11,100	$0	$0

Total Purchased Options					$1,651	$1,658

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.450%	01/20/2021	10,500	$(9)	$(7)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	01/20/2021	10,500	(16)	(1)

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	98.250	01/20/2021	1,100	(8)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	02/17/2021	2,300	(3)	(2)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	03/17/2021	11,500	(9)	(7)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.425	03/17/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	3,200	(4)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	03/17/2021	11,500	(11)	(13)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	03/17/2021	200	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	3,500	(2)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	3,500	(5)	(6)

BRC	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	5,500	(8)	(7)

GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	5,800	(4)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	4,600	(4)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	03/17/2021	8,000	(5)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	03/17/2021	8,000	(9)	(9)

						$(97)	$(65)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	8,600	$(391)	$(7)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	34,300	(250)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,900	(20)	0

						$(661)	$(7)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	16,800	$0	$(353)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	19,530	(484)	(413)

BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	10,270	(252)	(217)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.526	11/17/2022	116,100	(180)	(154)

MYC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	16,200	(393)	(341)

							$(1,309)	$(1,478)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	23

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Ginnie Mae, TBA 2.000% due 03/01/2051	$102.906	03/11/2021	1,000	$(4)	$(7)
	Put - OTC Ginnie Mae, TBA 2.500% due 02/01/2051	103.773	02/11/2021	2,300	(4)	(2)
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	104.000	03/11/2021	1,000	(2)	(5)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051 «	104.125	04/14/2021	800	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.125	03/04/2021	1,000	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.141	03/04/2021	1,100	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	104.141	03/04/2021	1,100	(1)	(1)

					$(19)	$(19)

Total Written Options					$(2,086)	$(1,569)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.180%	Maturity	01/11/2021	$80,000	$0	$855	$855	$0

Total Swap Agreements								$0	$855	$855	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$0	$0	$0	$0	$(266)	$(8)	$0	$(274)	$(274)	$273	$(1)
BPS	19	827	855	1,701	0	(801)	0	(801)	900	(650)	250
BRC	4	229	0	233	(4)	(224)	0	(228)	5	0	5
CBK	33	0	0	33	(60)	0	0	(60)	(27)	0	(27)
DUB	0	0	0	0	(111)	0	0	(111)	(111)	(100)	(211)
GLM	63	0	0	63	(567)	(161)	0	(728)	(665)	0	(665)
GST	0	0	0	0	0	(15)	0	(15)	(15)	233	218
HUS	0	4	0	4	(604)	0	0	(604)	(600)	304	(296)
JPM	0	0	0	0	(148)	(19)	0	(167)	(167)	11	(156)
MYC	0	598	0	598	0	(341)	0	(341)	257	(530)	(273)
SCX	195	0	0	195	(1,918)	0	0	(1,918)	(1,723)	2,531	808
TOR	5	0	0	5	(196)	0	0	(196)	(191)	0	(191)
UAG	0	0	0	0	(296)	0	0	(296)	(296)	282	(14)

Total Over the Counter	$319	$1,658	$855	$2,832	$(4,170)	$(1,569)	$0	$(5,739)

(k)

Securities with an aggregate market value of $3,634 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$7	$0	$0	$0	$165	$172
Swap Agreements	0	0	0	0	112	112

	$7	$0	$0	$0	$277	$284

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$319	$0	$319
Purchased Options	0	0	0	4	1,654	1,658
Swap Agreements	0	0	0	0	855	855

	$0	$0	$0	$323	$2,509	$2,832

	$7	$0	$0	$323	$2,786	$3,116

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$448	$448
Swap Agreements	0	36	0	0	381	417

	$0	$36	$0	$0	$829	$865

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,170	$0	$4,170
Written Options	0	65	0	0	1,504	1,569
	$0	$65	$0	$4,170	$1,504	$5,739

	$0	$101	$0	$4,170	$2,333	$6,604

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	150	150
Futures	0	0	0	0	(15,996)	(15,996)
Swap Agreements	0	2,089	0	0	(11,410)	(9,321)

	$0	$2,089	$0	$0	$(27,255)	$(25,166)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,750)	$0	$(9,750)
Purchased Options	0	0	0	0	4,861	4,861
Written Options	0	371	0	0	(1,879)	(1,508)
Swap Agreements	0	48	0	0	2,732	2,780

	$0	$419	$0	$(9,750)	$5,714	$(3,617)

	$0	$2,508	$0	$(9,750)	$(21,541)	$(28,783)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(49)	$(49)
Futures	450	0	0	0	(453)	(3)
Swap Agreements	0	1,205	0	0	2,091	3,296

	$450	$1,205	$0	$0	$1,589	$3,244

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,304)	$0	$(2,304)
Purchased Options	0	0	0	(346)	1,773	1,427
Written Options	0	15	0	0	(2,622)	(2,607)
Swap Agreements	0	(53)	0	0	(207)	(260)

	$0	$(38)	$0	$(2,650)	$(1,056)	$(3,744)

	$450	$1,167	$0	$(2,650)	$533	$(500)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	25

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)	December 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$76	$0	$76
Corporate Bonds & Notes
Banking & Finance	0	39,981	0	39,981
Industrials	0	14,955	0	14,955
Utilities	0	6,374	0	6,374
U.S. Government Agencies	0	274,910	0	274,910
U.S. Treasury Obligations	0	1,803,042	0	1,803,042
Non-Agency Mortgage-Backed Securities	0	71,645	0	71,645
Asset-Backed Securities	0	113,507	0	113,507
Sovereign Issues	0	156,061	0	156,061
Preferred Securities
Banking & Finance	0	1,507	0	1,507
Utilities	0	0	9,668	9,668
Short-Term Instruments
Repurchase Agreements	0	3,224	0	3,224

	$0	$2,485,282	$9,668	$2,494,950

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$28,244	$0	$0	$28,244

Total Investments	$28,244	$2,485,282	$9,668	$2,523,194

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$172	$112	$0	$284
Over the counter	0	2,832	0	2,832

	$172	$2,944	$0	$3,116

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(448)	(417)	0	(865)
Over the counter	0	(5,737)	(2)	(5,739)

	$(448)	$(6,154)	$(2)	$(6,604)

Total Financial Derivative Instruments	$(276)	$(3,210)	$(2)	$(3,488)

Totals	$27,968	$2,482,072	$9,666	$2,519,706

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	December 31, 2020

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Real Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

ANNUAL REPORT	|	DECEMBER 31, 2020	27

Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with

U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading

ANNUAL REPORT	|	DECEMBER 31, 2020	29

Notes to Financial Statements	(Cont.)

in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-

dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates.

ANNUAL REPORT	|	DECEMBER 31, 2020	31

Notes to Financial Statements	(Cont.)

Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$33,991	$1,564,264	$(1,570,000)	$(11)	$0	$28,244	$164	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a

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Notes to Financial Statements	(Cont.)

trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at December 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and

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opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A

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Notes to Financial Statements	(Cont.)

lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may

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write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on

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Notes to Financial Statements	(Cont.)

the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable

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obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or

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Notes to Financial Statements	(Cont.)

(vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

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Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Portfolio will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

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Notes to Financial Statements	(Cont.)

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The

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market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if require by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

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Notes to Financial Statements	(Cont.)

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$7,762	$10,858

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made

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against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$5,778,518	$5,925,748	$142,766	$72,734

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	3,198	$42,682	1,448	$17,959

Administrative Class	23,099	306,523	8,590	106,326

Advisor Class	1,418	19,019	515	6,380
Issued as reinvestment of distributions

Institutional Class	232	3,082	269	3,362

Administrative Class	1,295	17,214	1,653	20,683

Advisor Class	344	4,571	471	5,899
Cost of shares redeemed

Institutional Class	(4,038)	(53,777)	(1,984)	(24,466)

Administrative Class	(27,841)	(364,663)	(21,756)	(269,324)

Advisor Class	(5,951)	(78,173)	(4,641)	(57,477)

Net increase (decrease) resulting from Portfolio share transactions	(8,244)	$(103,522)	(15,435)	$(190,658)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 42% of the Portfolio. One of the shareholders is a related party and comprises 14% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax

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Notes to Financial Statements	(Cont.)	December 31, 2020

authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Real Return Portfolio	$0	$16,344	$0	$128,277	$0	$(112,392)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, AT&T Guaranteed Payment Income adjustment, hyper inflationary mark to market, straddle loss deferrals, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Real Return Portfolio	$61,380	$51,012

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Real Return Portfolio	$2,387,870	$144,945	$(16,342)	$128,603

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, AT&T Guaranteed Payment Income adjustment, hyper inflationary mark to market, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Real Return Portfolio	$0	$24,880	$0	$0	$0	$29,944	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

46	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statements of operations and cash flows for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	|	DECEMBER 31, 2020	47

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	NatWest Markets Plc

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	TDL	Toronto Dominion Bank London

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	MYR	Malaysian Ringgit

AUD	Australian Dollar	IDR	Indonesian Rupiah	NZD	New Zealand Dollar

BRL	Brazilian Real	ILS	Israeli Shekel	PEN	Peruvian New Sol

CAD	Canadian Dollar	JPY	Japanese Yen	RUB	Russian Ruble

EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPTFEMU	Eurozone HICP ex-Tobacco Index	LIBOR03M	3 Month USD-LIBOR

CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index	US0003M	ICE 3-Month USD LIBOR

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor

ALT	Alternate Loan Trust	DAC	Designated Activity Company	oz.	Ounce

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate

48	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Real Return Portfolio	0.00%	0.00%	$24,880	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO Real Return Portfolio	92.50%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	|	DECEMBER 31, 2020	49

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
(† )	Trustees serve until their successors are duly elected and qualified.

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	DECEMBER 31, 2020	51

Privacy Policy[1]	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

52	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

ANNUAL REPORT	|	DECEMBER 31, 2020	57

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

58	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT16AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO Short-Term Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO Short-Term Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured

4	PIMCO VARIABLE INSURANCE TRUST

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Short-Term Portfolio	09/30/99	04/28/00	09/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO Short-Term Portfolio	(Cont.)

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted

that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2020†§

Corporate Bonds & Notes	46.3%

Short-Term Instruments‡	16.4%

Asset-Backed Securities	15.2%

Non-Agency Mortgage-Backed Securities	12.5%

U.S. Government Agencies	7.3%

Other	2.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	10 Years	Inception≈
PIMCO Short-Term Portfolio Institutional Class	2.40%	2.42%	1.85%	2.81%
PIMCO Short-Term Portfolio Administrative Class	2.24%	2.27%	1.70%	2.73%
PIMCO Short-Term Portfolio Advisor Class	2.14%	2.16%	1.59%	1.64%
FTSE 3-Month Treasury Bill Index±	0.58%	1.16%	0.60%	1.68%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/1999.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.64% for Institutional Class shares, 0.79% for Administrative Class shares, and 0.89% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as the sector generated positive total carry and spreads tightened.

»	Overweight exposure to Canadian duration contributed to relative performance, as Canadian rates decreased.

»	Holdings of asset backed securities contributed to relative performance, as the sector generated positive total carry and spreads tightened.

»	Positions in US Treasury Inflation-Protected Securities detracted from relative performance, as breakeven inflation rates decreased.

ANNUAL REPORT	DECEMBER 31, 2020	7

Expense Example PIMCO Short-Term Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,009.30	$2.36	$1,000.00	$1,023.20	$2.38	0.46%
Administrative Class	1,000.00	1,008.50	3.13	1,000.00	1,022.43	3.15	0.61
Advisor Class	1,000.00	1,008.00	3.64	1,000.00	1,021.92	3.67	0.71

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights	PIMCO Short-Term Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2020	$10.32	$0.17	$0.07	$0.24	$(0.14)	$0.00	$(0.14)

12/31/2019	10.29	0.28	0.02	0.30	(0.27)	0.00	(0.27)

12/31/2018	10.37	0.26	(0.09)	0.17	(0.24)	(0.01)	(0.25)

12/31/2017	10.30	0.21	0.05	0.26	(0.19)	0.00	(0.19)

12/31/2016	10.27	0.17	0.09	0.26	(0.18)	(0.05)	(0.23)
Administrative Class

12/31/2020	10.32	0.15	0.08	0.23	(0.13)	0.00	(0.13)

12/31/2019	10.29	0.27	0.01	0.28	(0.25)	0.00	(0.25)

12/31/2018	10.37	0.24	(0.08)	0.16	(0.23)	(0.01)	(0.24)

12/31/2017	10.30	0.19	0.06	0.25	(0.18)	0.00	(0.18)

12/31/2016	10.27	0.15	0.09	0.24	(0.16)	(0.05)	(0.21)
Advisor Class

12/31/2020	10.32	0.14	0.08	0.22	(0.12)	0.00	(0.12)

12/31/2019	10.29	0.26	0.01	0.27	(0.24)	0.00	(0.24)

12/31/2018	10.37	0.23	(0.09)	0.14	(0.21)	(0.01)	(0.22)

12/31/2017	10.30	0.18	0.06	0.24	(0.17)	0.00	(0.17)

12/31/2016	10.27	0.14	0.09	0.23	(0.15)	(0.05)	(0.20)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.42	2.40%	$29,870	0.47%	0.47%	0.45%	0.45%	1.63%	114%

10.32	2.95	39,236	0.64	0.64	0.45	0.45	2.70	76

10.29	1.68	8,352	0.51	0.51	0.45	0.45	2.47	71

10.37	2.55	6,492	0.60	0.60	0.45	0.45	2.04	161

10.30	2.52	6,534	0.48	0.48	0.45	0.45	1.66	862

10.42	2.24	246,924	0.62	0.62	0.60	0.60	1.40	114

10.32	2.80	234,168	0.79	0.79	0.60	0.60	2.62	76

10.29	1.53	233,601	0.66	0.66	0.60	0.60	2.34	71

10.37	2.40	140,075	0.75	0.75	0.60	0.60	1.88	161

10.30	2.37	136,266	0.63	0.63	0.60	0.60	1.50	862

10.42	2.14	222,266	0.72	0.72	0.70	0.70	1.30	114

10.32	2.69	205,254	0.89	0.89	0.70	0.70	2.52	76

10.29	1.43	189,730	0.76	0.76	0.70	0.70	2.22	71

10.37	2.30	153,735	0.85	0.85	0.70	0.70	1.79	161

10.30	2.27	135,645	0.73	0.73	0.70	0.70	1.40	862

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities	PIMCO Short-Term Portfolio	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$437,967
Investments in Affiliates	59,225
Financial Derivative Instruments
Exchange-traded or centrally cleared	40
Over the counter	480
Cash	1
Deposits with counterparty	3,587
Foreign currency, at value	824
Receivable for Portfolio shares sold	436
Interest and/or dividends receivable	1,311
Dividends receivable from Affiliates	13
Total Assets	503,884

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,755
Financial Derivative Instruments
Exchange-traded or centrally cleared	95
Over the counter	1,255
Payable for investments purchased	686
Payable for investments in Affiliates purchased	13
Payable for Portfolio shares redeemed	723
Accrued investment advisory fees	117
Accrued supervisory and administrative fees	93
Accrued distribution fees	52
Accrued servicing fees	35
Total Liabilities	4,824

Net Assets	$499,060

Net Assets Consist of:

Paid in capital	$493,302
Distributable earnings (accumulated loss)	5,758

Net Assets	$499,060

Net Assets:

Institutional Class	$29,870
Administrative Class	246,924
Advisor Class	222,266

Shares Issued and Outstanding:

Institutional Class	2,866
Administrative Class	23,690
Advisor Class	21,324

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.42
Administrative Class	10.42
Advisor Class	10.42

Cost of investments in securities	$432,119
Cost of investments in Affiliates	$59,215
Cost of foreign currency held	$840
Cost or premiums of financial derivative instruments, net	$(1,023)

* Includes repurchase agreements of:	$4,716

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Short-Term Portfolio

Year Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$9,777
Dividends from Investments in Affiliates	200
Total Income	9,977

Expenses:

Investment advisory fees	1,228
Supervisory and administrative fees	982
Servicing fees - Administrative Class	359
Distribution and/or servicing fees - Advisor Class	549
Trustee fees	13
Interest expense	116
Total Expenses	3,247
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	3,247

Net Investment Income (Loss)	6,730

Net Realized Gain (Loss):

Investments in securities	5,490
Investments in Affiliates	(381)
Exchange-traded or centrally cleared financial derivative instruments	(4,549)
Over the counter financial derivative instruments	(1,250)
Short sales	(12)
Foreign currency	339

Net Realized Gain (Loss)	(363)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,696
Investments in Affiliates	4
Exchange-traded or centrally cleared financial derivative instruments	2,351
Over the counter financial derivative instruments	345
Foreign currency assets and liabilities	(21)

Net Change in Unrealized Appreciation (Depreciation)	4,375

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,742

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO Short-Term Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,730	$11,788
Net realized gain (loss)	(363)	(3,026)
Net change in unrealized appreciation (depreciation)	4,375	3,728

Net Increase (Decrease) in Net Assets Resulting from Operations	10,742	12,490

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(456)	(723)
Administrative Class	(2,957)	(5,690)
Advisor Class	(2,497)	(4,677)

Total Distributions(a)	(5,910)	(11,090)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	15,570	45,575

Total Increase (Decrease) in Net Assets	20,402	46,975

Net Assets:

Beginning of year	478,658	431,683
End of year	$499,060	$478,658

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Short-Term Portfolio	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

American Honda Finance Corp.
1.068% due 03/29/2021 «		$700	$699

Toyota Motor Credit Corp.
1.070% due 03/29/2021 «		1,900	1,899

Total Loan Participations and Assignments (Cost $2,600)			2,598

CORPORATE BONDS & NOTES 46.1%

BANKING & FINANCE 28.0%

ADCB Finance Cayman Ltd.
1.400% due 06/14/2021	GBP	500	682

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$1,600	1,648
4.500% due 05/15/2021		500	506
5.000% due 10/01/2021		500	515

AIA Group Ltd.
0.759% (US0003M + 0.520%) due 09/20/2021 ~		1,800	1,800

Air Lease Corp.
2.250% due 01/15/2023		400	411
2.750% due 01/15/2023		700	724
3.500% due 01/15/2022		400	412

Aircastle Ltd.
5.125% due 03/15/2021		1,200	1,210
5.500% due 02/15/2022		300	313

Ally Financial, Inc.
4.125% due 02/13/2022		800	831

Aozora Bank Ltd.
2.550% due 09/09/2022		700	720

Athene Global Funding
1.468% (US0003M + 1.230%) due 07/01/2022 ~		4,900	4,938

Aviation Capital Group LLC
0.884% (US0003M + 0.670%) due 07/30/2021 ~		1,500	1,486
1.175% (US0003M + 0.950%) due 06/01/2021 ~		200	199
2.875% due 01/20/2022		800	810
6.750% due 04/06/2021		1,600	1,622

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		1,400	1,430
5.500% due 01/15/2023		300	319

Bank of America Corp.
0.816% due 10/24/2024 •		500	504

Barclays PLC
1.601% (US0003M + 1.380%) due 05/16/2024 ~		3,100	3,142
1.651% (US0003M + 1.430%) due 02/15/2023 ~		200	201
1.849% (US0003M + 1.625%) due 01/10/2023 ~		1,730	1,745

BOC Aviation Ltd.
1.264% (US0003M + 1.050%) due 05/02/2021 ~		2,700	2,699
2.375% due 09/15/2021		700	704
2.750% due 09/18/2022		900	920
3.000% due 05/23/2022		500	511

Boston Properties LP
4.125% due 05/15/2021		500	502

Brixmor Operating Partnership LP
1.264% (US0003M + 1.050%) due 02/01/2022 ~		600	599

Citigroup, Inc.
1.165% (US0003M + 0.950%) due 07/24/2023 ~		3,200	3,230
1.248% (US0003M + 1.023%) due 06/01/2024 ~		400	405
1.322% (US0003M + 1.100%) due 05/17/2024 ~		1,100	1,115
1.655% (US0003M + 1.430%) due 09/01/2023 ~		1,700	1,729

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CNH Industrial Capital LLC
3.875% due 10/15/2021		$400	$410

Credit Suisse Group AG
1.460% (US0003M + 1.240%) due 06/12/2024 ~		1,758	1,784

Danske Bank A/S
1.171% due 12/08/2023 •		800	804
1.280% (US0003M + 1.060%) due 09/12/2023 ~		900	903
3.001% due 09/20/2022 •		1,900	1,931

First Abu Dhabi Bank PJSC
1.180% (US0003M + 0.950%) due 04/16/2022 ~		2,600	2,616

Ford Motor Credit Co. LLC
1.048% (US0003M + 0.810%) due 04/05/2021 ~		2,800	2,788

GE Capital Canada Funding Co.
4.600% due 01/26/2022	CAD	500	408

General Motors Financial Co., Inc.
1.080% (US0003M + 0.850%) due 04/09/2021 ~		$3,100	3,102
1.332% (US0003M + 1.100%) due 11/06/2021 ~		500	502
1.550% (US0003M + 1.310%) due 06/30/2022 ~		1,000	1,007
1.779% (US0003M + 1.550%) due 01/14/2022 ~		1,199	1,209
4.200% due 11/06/2021		1,000	1,031

Goldman Sachs Group, Inc.
0.878% (SOFRRATE + 0.790%) due 12/09/2026 ~		500	503
0.963% (US0003M + 0.750%) due 02/23/2023 ~		600	606
1.972% (US0003M + 1.750%) due 10/28/2027 ~		200	210

Harley-Davidson Financial Services, Inc.
1.168% (US0003M + 0.940%) due 03/02/2021 ~		1,700	1,700
3.550% due 05/21/2021		500	505

HSBC Holdings PLC
1.220% (US0003M + 1.000%) due 05/18/2024 ~		3,058	3,079
1.451% (US0003M + 1.230%) due 03/11/2025 ~		4,000	4,053

ING Groep NV
1.238% (US0003M + 1.000%) due 10/02/2023 ~		1,000	1,016

International Lease Finance Corp.
8.625% due 01/15/2022		900	969

JPMorgan Chase & Co.
1.099% (US0003M + 0.890%) due 07/23/2024 ~		400	406
1.325% (US0003M + 1.100%) due 06/07/2021 ~		250	251

KEB Hana Bank
0.938% (US0003M + 0.700%) due 10/02/2022 ~		1,300	1,307
1.095% (US0003M + 0.875%) due 09/14/2022 ~		500	504

LeasePlan Corp. NV
2.875% due 10/24/2024		500	529

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		2,700	2,776
2.907% due 11/07/2023 •		500	523

Mirae Asset Daewoo Co. Ltd.
4.125% due 11/07/2021		300	307

Mitsubishi UFJ Financial Group, Inc.
1.075% (US0003M + 0.860%) due 07/26/2023 ~		1,700	1,719

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		1,700	1,720
3.406% due 02/28/2022		400	411

Mizuho Financial Group, Inc.
0.837% (US0003M + 0.630%) due 05/25/2024 ~		1,200	1,202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.070% (US0003M + 0.840%) due 07/16/2023 ~		$2,000	$2,011
1.070% (US0003M + 0.850%) due 09/13/2023 ~		1,300	1,308
1.211% (US0003M + 0.990%) due 07/10/2024 ~		2,600	2,629

Morgan Stanley
1.433% (US0003M + 1.220%) due 05/08/2024 ~		1,800	1,835
1.615% (US0003M + 1.400%) due 10/24/2023 ~		2,100	2,140

Nationwide Building Society
3.622% due 04/26/2023 •		500	520

Natwest Group PLC
1.691% (US0003M + 1.470%) due 05/15/2023 ~		4,900	4,955

NatWest Markets PLC
1.651% (US0003M + 1.400%) due 09/29/2022 ~		2,100	2,126

Navient Corp.
6.625% due 07/26/2021		600	614

Nissan Motor Acceptance Corp.
0.941% due 09/28/2022 •		2,100	2,082
1.114% (US0003M + 0.890%) due 01/13/2022 ~		2,300	2,295
1.900% due 09/14/2021		700	705

Nomura Holdings, Inc.
1.851% due 07/16/2025		2,000	2,087
2.648% due 01/16/2025		500	534

Nordea Bank Abp
1.164% (US0003M + 0.940%) due 08/30/2023 ~		1,000	1,009

OneMain Finance Corp.
7.750% due 10/01/2021		300	316

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		700	702
5.250% due 08/15/2022		1,000	1,050

Piper Jaffray Cos.
4.740% due 10/15/2021		200	200
5.200% due 10/15/2023		700	700

QNB Finance Ltd.
1.214% (US0003M + 1.000%) due 05/02/2022 ~		4,200	4,216
1.310% (SOFRRATE + 1.225%) due 02/12/2022 ~		400	402
1.574% (US0003M + 1.350%) due 05/31/2021 ~		1,500	1,505
1.664% (US0003M + 1.450%) due 08/11/2021 ~		600	604
1.788% (US0003M + 1.570%) due 07/18/2021 ~		400	403

Santander Holdings USA, Inc.
4.450% due 12/03/2021		1,400	1,446

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •		500	527

Scentre Group Trust
2.375% due 04/28/2021		1,000	1,004

SL Green Operating Partnership LP
1.201% (US0003M + 0.980%) due 08/16/2021 ~		500	499

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		500	505
3.000% due 07/15/2022		2,500	2,567
3.550% due 04/15/2024		1,000	1,063

Standard Chartered PLC
1.335% (SOFRRATE + 1.250%) due 10/14/2023 ~		5,300	5,336
1.430% (US0003M + 1.200%) due 09/10/2022 ~		500	502

Synchrony Bank
3.650% due 05/24/2021		2,000	2,020

Wells Fargo & Co.
1.444% (US0003M + 1.230%) due 10/31/2023 ~		5,800	5,893
2.094% due 04/25/2022 (c)	CAD	200	160

			139,843

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 14.8%

Arrow Electronics, Inc.
3.500% due 04/01/2022	$600	$617

BAT Capital Corp.
1.101% (US0003M + 0.880%) due 08/15/2022 ~	3,200	3,223
3.222% due 08/15/2024	600	650

Bayer U.S. Finance LLC
1.227% (US0003M + 1.010%) due 12/15/2023 ~	1,200	1,213

Berry Global, Inc.
4.875% due 07/15/2026	500	538

BMW Finance NV
1.004% (US0003M + 0.790%) due 08/12/2022 ~	2,200	2,219

Boeing Co.
1.875% due 06/15/2023	300	305
2.200% due 10/30/2022	300	308
2.700% due 05/01/2022	700	720
4.508% due 05/01/2023	3,100	3,352

Broadcom Corp.
2.200% due 01/15/2021	1,480	1,481

Campbell Soup Co.
0.847% (US0003M + 0.630%) due 03/15/2021 ~	515	515

Central Nippon Expressway Co. Ltd.
0.774% (US0003M + 0.560%) due 11/02/2021 ~	4,500	4,510
1.042% due 03/03/2022 •	2,500	2,513
1.191% (US0003M + 0.970%) due 02/16/2021 ~	1,000	1,001
2.567% due 11/02/2021	1,000	1,017

Charter Communications Operating LLC
1.864% (US0003M + 1.650%) due 02/01/2024 ~	4,400	4,514
4.464% due 07/23/2022	500	527

CNPC HK Overseas Capital Ltd.
4.500% due 04/28/2021	300	303

Daimler Finance North America LLC
0.895% (US0003M + 0.670%) due 11/05/2021 ~	600	603
1.121% (US0003M + 0.900%) due 02/15/2022 ~	4,000	4,031
2.550% due 08/15/2022	200	207
3.350% due 05/04/2021	1,200	1,212

Enbridge, Inc.
0.720% (US0003M + 0.500%) due 02/18/2022 ~	3,900	3,903

Equifax, Inc.
1.091% (US0003M + 0.870%) due 08/15/2021 ~	2,450	2,458
2.300% due 06/01/2021	400	402

GATX Corp.
0.945% (US0003M + 0.720%) due 11/05/2021 ~	1,000	1,002

General Mills, Inc.
6.410% due 10/15/2022	600	662

Heathrow Funding Ltd.
4.875% due 07/15/2023	600	612

Hewlett Packard Enterprise Co.
0.958% (US0003M + 0.720%) due 10/05/2021 ~	1,000	1,000

Hyundai Capital America
1.040% (US0003M + 0.820%) due 03/12/2021 ~	1,788	1,789
1.150% due 11/10/2022	1,800	1,802
1.170% (US0003M + 0.940%) due 07/08/2021 ~	690	691
1.170% due 07/08/2021 •	400	401
2.375% due 02/10/2023	400	413
3.750% due 07/08/2021	415	421

Imperial Brands Finance PLC
3.125% due 07/26/2024	1,600	1,715
3.750% due 07/21/2022	1,600	1,669

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kraft Heinz Foods Co.
1.026% (US0003M + 0.820%) due 08/10/2022 ~		$300	$299

Marriott International, Inc.
0.876% (US0003M + 0.650%) due 03/08/2021 ~		300	300
3.125% due 10/15/2021		1,000	1,014

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		1,000	1,046

NXP BV
3.875% due 09/01/2022		500	527

Occidental Petroleum Corp.
1.671% (US0003M + 1.450%) due 08/15/2022 ~		3,600	3,529

Phillips 66
0.833% (US0003M + 0.600%) due 02/26/2021 ~		600	600
0.840% (US0003M + 0.620%) due 02/15/2024 ~		1,000	1,001

Reynolds American, Inc.
4.450% due 06/12/2025		1,000	1,139

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022		500	526

Saudi Arabian Oil Co.
1.250% due 11/24/2023		200	203

Spirit AeroSystems, Inc.
1.017% (US0003M + 0.800%) due 06/15/2021 ~		800	790

Sutter Health
1.321% due 08/15/2025		100	102

Syngenta Finance NV
3.933% due 04/23/2021		900	906

Valero Energy Corp.
1.367% (US0003M + 1.150%) due 09/15/2023 ~		1,400	1,404

VMware, Inc.
2.950% due 08/21/2022		200	207

Volkswagen Group of America Finance LLC
2.900% due 05/13/2022		750	774

VW Credit Canada, Inc.
2.650% due 06/27/2022 (c)	CAD	1,000	809
3.700% due 11/14/2022 (c)		3,000	2,487

Woodside Finance Ltd.
4.600% due 05/10/2021		$1,700	1,707

			73,889

SPECIALTY FINANCE 0.2%

CIMIC Group Ltd.
0.000% due 01/21/2021 (a)(c)		700	699

Lloyds Banking Group PLC
3.870% due 09/02/2021 (c)		400	405

			1,104

UTILITIES 3.1%

American Electric Power Co., Inc.
0.680% (US0003M + 0.480%) due 11/01/2023 ~		3,100	3,105

AT&T, Inc.
1.111% (US0003M + 0.890%) due 02/15/2023 ~		1,100	1,113
1.400% (US0003M + 1.180%) due 06/12/2024 ~		500	512
2.850% due 05/25/2024 (c)	CAD	500	417

CNOOC Finance Ltd.
4.250% due 01/26/2021		$400	401

Israel Electric Corp. Ltd.
6.875% due 06/21/2023		400	455

Pacific Gas & Electric Co.
1.699% (US0003M + 1.480%) due 06/16/2022 ~		1,500	1,501
1.750% due 06/16/2022		2,800	2,808
3.400% due 08/15/2024		300	319

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 02/15/2024	$400	$427
3.850% due 11/15/2023	100	106

Sempra Energy
0.667% (US0003M + 0.450%) due 03/15/2021 ~	1,500	1,501

Sinopec Group Overseas Development Ltd.
2.750% due 05/03/2021	500	503

Sprint Corp.
7.250% due 09/15/2021	400	417
7.875% due 09/15/2023	200	232

Verizon Communications, Inc.
1.321% (US0003M + 1.100%) due 05/15/2025 ~	1,600	1,644

		15,461

Total Corporate Bonds & Notes (Cost $227,561)		230,297

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.4%

California State General Obligation Bonds, Series 2017
0.933% (US0001M + 0.780%) due 04/01/2047 ~	1,300	1,300

Orange Unified School District, California Revenue Bonds, Series 2008
1.005% (US0001M + 0.850%) due 05/01/2043 «~(c)	1,000	963

		2,263

LOUISIANA 0.1%

Tulane University, Louisiana Revenue Bonds, (NPFGC Insured), Series 2007
0.522% (US0003M + 0.300%) due 02/15/2036 ~	385	363

Total Municipal Bonds & Notes (Cost $2,666)		2,626

U.S. GOVERNMENT AGENCIES 7.2%

Fannie Mae
0.210% due 12/25/2036 •	3	3
0.268% due 03/25/2034 •	2	2
0.298% due 08/25/2034 •	1	1
0.348% due 02/25/2037 •	33	33
0.498% due 05/25/2042 •	3	3
0.828% due 12/25/2037 •	26	27
0.875% due 12/18/2026	5,000	5,012
1.944% due 03/01/2044 - 07/01/2044 •	10	10

Freddie Mac
0.600% due 10/15/2025	5,000	5,006
0.609% due 09/15/2041 •	12	13
0.750% due 08/04/2025 - 06/23/2026	12,000	12,010
0.800% due 10/27/2026	5,000	5,002
0.800% due 10/28/2026 (h)	2,500	2,501
0.859% due 02/15/2038 •	20	20
1.809% due 10/25/2044 •	38	39
1.944% due 02/25/2045 •	40	41
2.009% due 07/25/2044 •	14	14
2.209% due 07/15/2035 •	800	809
2.500% due 06/25/2034 - 10/25/2048	589	606
3.000% due 09/25/2045	833	848

Ginnie Mae
0.690% due 04/20/2062 •	145	146
0.740% due 10/20/2065 •	343	345
0.840% due 02/20/2062 •	128	128
0.940% due 01/20/2066 - 05/20/2066 •	472	479
0.990% due 11/20/2066 •	486	494
1.140% due 01/20/2066 - 03/20/2066 •	1,059	1,082
2.500% due 01/20/2049 - 10/20/2049	1,277	1,301
3.000% due 02/20/2032 •	3	3

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
4.000% due 01/01/2049 - 08/01/2049		$121	$128

Total U.S. Government Agencies (Cost $36,002)			36,106

U.S. TREASURY OBLIGATIONS 0.4%

U.S. Treasury Notes
0.625% due 05/15/2030 (e)		1,800	1,759

Total U.S. Treasury Obligations (Cost $1,780)			1,759

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.5%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		2,235	2,237

AREIT Trust
1.133% due 11/14/2035 •		358	356
1.173% due 09/14/2036 •		1,000	987
2.779% due 04/15/2037 •		1,200	1,216

Atrium Hotel Portfolio Trust
1.109% due 06/15/2035 •		700	687

Avon Finance PLC
0.954% due 09/20/2048 •	GBP	2,237	3,056

BAMLL Commercial Mortgage Securities Trust
1.209% due 04/15/2036 •		$400	390
1.359% due 03/15/2034 •		400	396

Bancorp Commercial Mortgage Trust
1.059% due 09/15/2035 •		34	34
1.209% due 09/15/2036 •		434	434

Bear Stearns Adjustable Rate Mortgage Trust
2.801% due 01/25/2034 ~		1	1

Bear Stearns ALT-A Trust
3.152% due 09/25/2035 ^~		9	7

Brass PLC
0.921% due 11/16/2066 •		264	265

CD Mortgage Trust
5.648% due 10/15/2048		323	332

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ		263	265

Citigroup Mortgage Loan Trust, Inc.
2.220% due 09/25/2035 •		2	2

COLT Mortgage Loan Trust
1.255% due 09/25/2065 ~		844	847

Commercial Mortgage Trust
0.778% due 03/10/2046 •		24	24

Countrywide Home Loan Reperforming REMIC Trust
0.488% due 06/25/2035 •		5	5

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~		2	2
3.357% due 06/25/2033 ~		4	4

Credit Suisse Mortgage Capital Certificates
3.490% due 08/26/2058		441	443

Credit Suisse Mortgage Capital Trust
0.909% due 07/15/2032 •		1,000	978
3.036% due 10/27/2059 ~		661	669
3.322% due 10/25/2058 ~		179	180

Eurohome UK Mortgages PLC
0.193% due 06/15/2044 •	GBP	92	123

European Loan Conduit
1.000% due 02/17/2030 •	EUR	999	1,217

Exantas Capital Corp.
2.653% due 04/17/2037 •		$1,956	1,962

Finsbury Square PLC
0.991% due 09/12/2068 •	GBP	1,204	1,649
1.016% due 06/16/2069 •		794	1,087
1.064% due 12/16/2069 •		719	986

GPMT Ltd.
1.052% due 11/21/2035 •		$66	65

GreenPoint Mortgage Funding Trust
0.588% due 06/25/2045 •		14	13

GS Mortgage Securities Corp. Trust
0.859% due 07/15/2032 •		400	400

GS Mortgage Securities Trust
3.648% due 01/10/2047		311	325

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
3.201% due 09/25/2035 ~		$3	$3

HarborView Mortgage Loan Trust
0.592% due 05/19/2035 •		16	15

Hawksmoor Mortgage Funding PLC
1.104% due 05/25/2053 •	GBP	761	1,042

Hawksmoor Mortgages
1.104% due 05/25/2053 •		3,805	5,212

Holmes Master Issuer PLC
0.657% due 10/15/2054 •		$1,213	1,214

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		444	450

HPLY Trust
1.159% due 11/15/2036 •		325	321

Impac CMB Trust
0.788% due 03/25/2035 •		126	126

JPMorgan Chase Commercial Mortgage Securities Trust
1.159% due 06/15/2032 •		244	241
1.609% due 12/15/2031 •		500	490
2.410% due 06/15/2035 •		485	462

Jupiter PLC
0.000% due 06/01/2060 «•	GBP	500	678

Lanark Master Issuer PLC
1.026% due 12/22/2069 •		$633	635

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		179	180

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.599% due 12/15/2030 •		1	1

MF1 Ltd.
1.278% due 12/25/2034 •		800	796

MFA Trust
1.381% due 04/25/2065 ~		1,415	1,417

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		789	821

Morgan Stanley Capital Trust
1.159% due 05/15/2036 •		800	775
6.014% due 06/11/2042 ~		200	205

MortgageIT Trust
0.788% due 02/25/2035 •		104	106

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		2,558	2,694
2.750% due 11/25/2059 ~		2,388	2,513
3.500% due 12/25/2057 ~		127	135
4.500% due 05/25/2058 ~		257	279

Nomura Resecuritization Trust
0.667% due 12/26/2036 •		94	93

Permanent Master Issuer PLC
0.787% due 07/15/2058 •		400	401

PFP Ltd.
1.123% due 04/14/2036 •		1,245	1,229
1.203% due 04/14/2037 •		2,500	2,477

Polaris RMBS
1.301% due 04/27/2057 •	GBP	662	908

Residential Mortgage Securities PLC
1.234% due 09/20/2065 •		224	307
1.304% due 06/20/2070 •		662	911

Ripon Mortgages PLC
0.851% due 08/20/2056 •		3,647	4,984

RMAC PLC
0.741% due 06/12/2046 •		361	491

Sequoia Mortgage Trust
0.942% due 02/20/2034 •		$156	148

Silverstone Master Issuer PLC
0.779% due 01/21/2070 •		144	144
0.806% due 01/21/2070 •	GBP	462	638

Structured Asset Mortgage Investments Trust
0.608% due 05/25/2045 •		$19	19
0.652% due 07/19/2035 •		2	2
0.812% due 09/19/2032 •		1	1

Towd Point Mortgage Funding
0.956% due 07/20/2045 •	GBP	1,543	2,111
1.255% due 02/20/2054 •		536	734

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Funding PLC
1.073% due 10/20/2051 •	GBP	218	$299

Tower Bridge Funding PLC
1.234% due 12/20/2061 •		745	1,021

Trinity Square PLC
1.196% due 07/15/2051 •		242	331

WaMu Mortgage Pass-Through Certificates Trust
1.609% due 02/25/2046 •		$9	9
1.609% due 08/25/2046 •		11	10
1.809% due 11/25/2042 •		4	4
2.009% due 06/25/2042 •		1	1

Wells Fargo Commercial Mortgage Trust
1.004% due 12/13/2031 •		500	490
4.218% due 07/15/2046 ~		400	430

Wells Fargo-RBS Commercial Mortgage Trust
0.943% due 12/15/2045 •		622	623
1.353% due 06/15/2045 •		1,141	1,137

Total Non-Agency Mortgage-Backed Securities (Cost $59,999)			62,408

ASSET-BACKED SECURITIES 15.1%

ACE Securities Corp. Home Equity Loan Trust
0.928% due 04/25/2034 •		361	355

AmeriCredit Automobile Receivables Trust
0.600% due 12/18/2023		468	468

Arbor Realty Collateralized Loan Obligation Ltd.
1.149% due 12/15/2027 •		300	299

Arbor Realty Commercial Real Estate Notes Ltd.
1.309% due 05/15/2037 •		400	400

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	300	367

Arkansas Student Loan Authority
1.107% due 11/25/2043 •		$58	58

Bear Stearns Second Lien Trust
1.498% due 01/25/2036 •		489	489

Chesapeake Funding LLC
0.870% due 08/16/2032		914	919
1.910% due 08/15/2029		80	81
3.230% due 08/15/2030		430	440

CLNC FL1 Ltd.
1.402% due 08/20/2035 •		1,200	1,193

Commonbond Student Loan Trust
2.550% due 05/25/2041		107	110

Countrywide Asset-Backed Certificates
0.888% due 05/25/2032 •		1	1
1.648% due 10/25/2034 •		829	832

Credit Suisse First Boston Mortgage Securities Corp.
0.888% due 08/25/2032 •		2	2

Dell Equipment Finance Trust
2.260% due 06/22/2022		1,000	1,012

Dorchester Park CLO DAC
1.118% due 04/20/2028 •		454	453

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	400	489

ECMC Group Student Loan Trust
0.898% due 02/27/2068 •		$454	449
1.148% due 07/25/2069 •		408	410

Edsouth Indenture LLC
0.878% due 04/25/2039 •		52	52

EFS Volunteer LLC
1.065% due 10/25/2035 •		228	228

Enterprise Fleet Financing LLC
3.140% due 02/20/2024		186	188

Evans Grove CLO Ltd.
1.144% due 05/28/2028 •		1,437	1,431

Figueroa CLO Ltd.
1.137% due 01/15/2027 •		156	156

Finance America Mortgage Loan Trust
0.973% due 08/25/2034 •		206	204

FirstKey Homes Trust
1.266% due 10/19/2037		1,900	1,914

Flagship Credit Auto Trust
2.830% due 10/16/2023		176	178

Ford Auto Securitization Trust
2.321% due 10/15/2023	CAD	1,369	1,089

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Credit Floorplan Master Owner Trust
0.759% due 09/15/2024 •		$700	$705

Fremont Home Loan Trust
0.883% due 01/25/2035 •		326	324

Gallatin CLO Ltd.
1.259% due 01/21/2028 •		1,136	1,131
1.537% (US0003M + 1.050%) due 07/15/2027 ~		1,212	1,210

Golden Credit Card Trust
0.479% due 05/15/2023 •		500	500

GoldentTree Loan Management U.S. CLO Ltd.
1.168% due 04/20/2029 •		1,000	1,000

Greystone Commercial Real Estate Notes Ltd.
1.339% due 09/15/2037 •		500	496

Hayfin Emerald CLO DAC
1.450% due 02/15/2033 •	EUR	500	613

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032		$191	192

LCM LP
1.258% due 10/20/2027 •		2,000	2,000

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		331	335

LoanCore Issuer Ltd.
1.289% due 05/15/2036 •		900	896

Long Beach Mortgage Loan Trust
1.123% due 04/25/2035 •		960	963

LP Credit Card ABS Master Trust
1.740% due 08/20/2024 •		618	640

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	2,100	2,584

Marlette Funding Trust
3.130% due 07/16/2029		$514	519
3.710% due 12/15/2028		83	84

Master Credit Card Trust
0.642% due 07/21/2024 •		500	501

MASTR Asset-Backed Securities Trust
0.248% due 11/25/2036 •		2	1
0.848% due 09/25/2034 •		190	180

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~		338	344

Morgan Stanley ABS Capital, Inc. Trust
1.048% due 05/25/2034 •		382	379

Mountain View CLO Ltd.
1.037% due 10/15/2026 •		328	327
1.320% due 10/16/2029 •		800	796

Navient Private Education Loan Trust
0.000% due 04/15/2069 •		2,500	2,504
2.650% due 12/15/2028		68	69

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069		665	671
1.310% due 01/15/2069		2,000	2,022
1.690% due 05/15/2069		4,386	4,477

Nelnet Student Loan Trust
0.848% due 09/27/2038 •		1,779	1,767
0.948% due 08/25/2067 •		1,081	1,078
1.048% due 06/27/2067 •		402	404

Northstar Education Finance, Inc.
0.848% due 12/26/2031 •		29	29

NovaStar Mortgage Funding Trust
0.808% due 01/25/2036 •		337	335

Oaktree CLO
1.511% due 05/13/2029 •		2,840	2,837

OneMain Financial Issuance Trust
2.370% due 09/14/2032		94	94

Oscar U.S. Funding LLC
3.100% due 04/11/2022		65	65

Palmer Square CLO Ltd.
1.071% due 08/15/2026 •		397	397

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square Loan Funding Ltd.
1.115% due 10/24/2027 •	$697	$696

Penarth Master Issuer PLC
0.684% due 07/18/2023 •	1,200	1,201

PFS Financing Corp.
0.709% due 04/15/2024 •	1,000	1,002
0.930% due 08/15/2024	500	503
2.230% due 10/15/2024	500	515

Renaissance Home Equity Loan Trust
0.868% due 11/25/2034 •	4	4
1.028% due 08/25/2033 •	3	3

Shackleton CLO Ltd.
1.348% due 10/20/2028 •	1,997	1,997

SLC Student Loan Trust
0.281% due 05/15/2029 •	590	580
0.327% due 03/15/2027 •	566	563

SLM Student Loan Trust
0.325% due 01/25/2027 •	62	62
0.598% due 06/25/2043 •	693	686
0.687% due 12/15/2027 •	206	206
1.715% due 04/25/2023 •	571	572

SMB Private Education Loan Trust
0.448% due 09/15/2054 •	791	790
0.998% due 09/15/2054 •	2,400	2,387
1.600% due 09/15/2054	600	608
1.609% due 02/17/2032 •	96	98

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	60	60
2.770% due 05/25/2026	13	13

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	288	291
3.010% due 04/25/2028	119	120
3.240% due 02/25/2028	150	151

SoFi Professional Loan Program LLC
2.720% due 10/27/2036	81	82

SoFi Professional Loan Program Trust
3.080% due 01/25/2048	3	3

Sound Point CLO Ltd.
1.359% due 01/23/2029 •	1,500	1,498

Springleaf Funding Trust
2.680% due 07/15/2030	366	367

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	214	213

THL Credit Wind River CLO Ltd.
1.117% due 01/15/2026 •	69	69

Towd Point Mortgage Trust
1.148% due 05/25/2058 •	535	540
1.148% due 10/25/2059 •	570	573
1.636% due 04/25/2060 ~	4,356	4,438
2.710% due 01/25/2060 ~	1,586	1,643
3.750% due 05/25/2058 ~	784	836

TPG Real Estate Finance Ltd.
1.303% due 10/15/2034 •	1,300	1,299

Upstart Securitization Trust
2.684% due 01/21/2030	231	233
2.897% due 09/20/2029	152	153

Utah State Board of Regents
0.900% due 01/25/2057 •	1,223	1,224

Venture CLO Ltd.
1.117% due 04/15/2027 •	1,568	1,560

Total Asset-Backed Securities (Cost $74,996)		75,575

SOVEREIGN ISSUES 0.9%

Export-Import Bank of India
1.213% (US0003M + 1.000%) due 08/21/2022 ~	1,200	1,199
1.271% (US0003M + 1.020%) due 03/28/2022 ~(c)	1,000	1,003

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
2.375% due 06/02/2021		$1,000	$1,009

Saudi Government International Bond
2.375% due 10/26/2021		1,000	1,016

Total Sovereign Issues (Cost $4,205)			4,227

SHORT-TERM INSTRUMENTS 4.5%

CERTIFICATES OF DEPOSIT 0.4%

Sumitomo Mitsui Banking Corp.
0.575% (US0003M + 0.350%) due 11/05/2021 ~		1,900	1,904

COMMERCIAL PAPER 1.0%

Shell International Finance B.V.
2.070% due 02/03/2021		500	500
2.300% due 01/19/2021		4,600	4,600

			5,100

REPURCHASE AGREEMENTS (d) 0.9%
			4,716

SHORT-TERM NOTES 1.4%

Broadcom, Inc.
3.125% due 04/15/2021		3,700	3,721

Pacific Gas & Electric Co.
1.600% (US0003M + 1.375%) due 11/15/2021 ~		900	901

Southern California Edison Co.
0.501% (US0003M + 0.270%) due 12/03/2021 ~		2,100	2,101

			6,723

CANADA TREASURY BILLS 0.8%
0.052% due 01/21/2021 (a)(b)	CAD	5,000	3,928

Total Short-Term Instruments (Cost $22,310)			22,371

Total Investments in Securities (Cost $432,119)			437,967

		SHARES
INVESTMENTS IN AFFILIATES 11.9%

SHORT-TERM INSTRUMENTS 11.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.9%

PIMCO Short-Term Floating NAV Portfolio III		6,005,946	59,225

Total Short-Term Instruments (Cost $59,215)			59,225

Total Investments in Affiliates (Cost $59,215)			59,225

Total Investments 99.6% (Cost $491,334)			$497,192

Financial Derivative Instruments (f)(g) (0.2)% (Cost or Premiums, net $(1,023))			(830)

Other Assets and Liabilities, net 0.6%			2,698

Net Assets 100.0%			$499,060

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T, Inc.	2.850%	05/25/2024	10/05/2020	$ 396	$417	0.09%
CIMIC Group Ltd.	0.000	01/21/2021	08/06/2020	699	699	0.14
Export-Import Bank of India	1.271	03/28/2022	12/19/2019	996	1,003	0.20
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	400	405	0.08
Orange Unified School District, California Revenue Bonds, Series 2008	1.005	05/01/2043	11/27/2019	996	963	0.19
VW Credit Canada, Inc.	2.650	06/27/2022	10/05/2020	773	809	0.16
VW Credit Canada, Inc.	3.700	11/14/2022	10/13/2020 - 12/14/2020	2,451	2,487	0.50
Wells Fargo & Co.	2.094	04/25/2022	10/06/2020	153	160	0.03

				$ 6,864	$6,943	1.39%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$4,716	U.S. Treasury Bills 0.000% due 12/30/2021	$(4,810)	$4,716	$4,716

Total Repurchase Agreements						$(4,810)	$4,716	$4,716

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.150%	12/29/2020	01/05/2021	$(1,755)	$(1,755)

Total Reverse Repurchase Agreements					$(1,755)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(1,755)	$0	$(1,755)	$1,759	$4
FICC	4,716	0	0	4,716	(4,810)	(94)
TDM	0	0	0	0	(8)	(8)

Total Borrowings and Other Financing Transactions	$4,716	$(1,755)	$0

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(1,755)	$0	$0	$(1,755)

Total Borrowings	$0	$(1,755)	$0	$0	$(1,755)

Payable for reverse repurchase agreements					$(1,755)

(e)	Securities with an aggregate market value of $1,759 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(14,281) at a weighted average interest rate of 0.689%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Canada Bankers Acceptance December Futures	12/2022	378	$	73,754	$8	$11	$0
3-Month Canada Bankers Acceptance March Futures	03/2023	383		74,680	(35)	11	0
3-Month Canada Bankers Acceptance September Futures	09/2022	15		2,928	1	0	0
U.S. Treasury 10-Year Note March Futures	03/2021	44		6,075	5	5	0
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2021	48		7,505	5	11	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2021	1		214	(1)	1	0

					$(17)	$39	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)		Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2021	381	$(84,192)	$	(88)	$0	$(9)
U.S. Treasury 5-Year Note March Futures	03/2021	296	(37,345)		(81)	0	(14)

				$	(169)	$0	$(23)

Total Futures Contracts				$	(186)	$39	$(23)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$	184	$0	$(17)	$(17)	$0	$0
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025		21,100	(967)	(1,042)	(2,009)	0	(42)

						$(967)	$(1,059)	$(2,026)	$0	$(42)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$	22,400	$0	$(12)	$(12)	$1	$0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023		17,100	0	(9)	(9)	0	0

						$0	$(21)	$(21)	$1	$0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	0.650%	Semi-Annual	08/20/2030	$24,400	$(6)	$535	$529	$0	$(30)

Total Swap Agreements						$(973)	$(545)	$(1,518)	$1	$(72)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$39	$1	$40	$0	$(23)	$(72)	$(95)

Cash of $3,587 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021	CAD	2,044		$1,603	$0	$(2)
	01/2021		$5,800	JPY	603,194	42	0

BPS	01/2021	AUD	4,513		$3,320	0	(160)

BRC	01/2021	JPY	267,500		2,589	0	(2)

CBK	01/2021		$565	JPY	58,806	5	0
	05/2021		149	MXN	3,255	13	0

GLM	01/2021	JPY	783,400		$7,569	0	(18)
	02/2021		$7,571	JPY	783,400	18	0

HUS	01/2021	GBP	20,337		$27,199	0	(613)
	01/2021		$2,710	AUD	3,667	117	0
	01/2021		915	GBP	685	22	0
	01/2021		1,042	JPY	108,638	10	0

JPM	01/2021	AUD	2,140		$1,574	0	(75)

MYI	01/2021	CAD	5,000		3,894	0	(34)

SCX	01/2021	AUD	1,249		920	0	(43)
	01/2021	EUR	4,276		5,121	0	(103)
	01/2021		$5,029	AUD	6,775	195	0
	02/2021	EUR	4,276		$5,235	8	0

TOR	01/2021	CAD	5,565		4,296	0	(76)
	01/2021	JPY	186,000		1,801	0	(1)
	01/2021		$4,368	CAD	5,565	4	0
	01/2021		4,469	JPY	466,262	46	0
	02/2021	CAD	5,565		$4,369	0	(4)

UAG	01/2021	AUD	2,521		1,852	0	(92)

Total Forward Foreign Currency Contracts						$480	$(1,223)

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	21

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500%	01/20/2021	1,800	$(1)	$0
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	1,300	(1)	0

						$(2)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2051	$101.563	01/07/2021	800	$(3)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2051	101.672	01/07/2021	1,300	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.141	03/04/2021	900	(3)	(1)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 03/01/2051	102.906	03/11/2021	700	(2)	(5)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2051	103.367	01/14/2021	1,500	(7)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2051	103.594	01/14/2021	1,300	(5)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 02/01/2051	103.773	02/11/2021	1,900	(3)	(2)
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	103.578	03/11/2021	1,800	(4)	(8)
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	104.000	03/11/2021	800	(1)	(4)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051 «	104.125	04/14/2021	600	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	102.188	02/04/2021	1,800	(5)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	102.266	02/04/2021	1,700	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.125	03/04/2021	600	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.141	03/04/2021	800	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	104.141	03/04/2021	800	(1)	(1)

					$(48)	$(32)

Total Written Options					$(50)	$(32)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(2)
BOA	$42	$0	$0	$42	$(2)	$0	$0	$(2)	$40	$0	$40
BPS	0	0	0	0	(160)	0	0	(160)	(160)	0	(160)
BRC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
CBK	18	0	0	18	0	0	0	0	18	0	18
FAR	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GLM	18	0	0	18	(18)	0	0	(18)	0	0	0
HUS	149	0	0	149	(613)	0	0	(613)	(464)	271	(193)
JPM	0	0	0	0	(75)	(31)	0	(106)	(106)	0	(106)
MYI	0	0	0	0	(34)	0	0	(34)	(34)	0	(34)
SCX	203	0	0	203	(146)	0	0	(146)	57	0	57
TOR	50	0	0	50	(81)	0	0	(81)	(31)	0	(31)
UAG	0	0	0	0	(92)	0	0	(92)	(92)	0	(92)

Total Over the Counter	$480	$0	$0	$480	$(1,223)	$(32)	$0	$(1,255)

(h)

Securities with an aggregate market value of $271 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$39	$39
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$40	$40

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$480	$0	$480

	$0	$0	$0	$480	$40	$520

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23	$23
Swap Agreements	0	42	0	0	30	72

	$0	$42	$0	$0	$53	$95

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,223	$0	$1,223
Written Options	0	0	0	0	32	32

	$0	$0	$0	$1,223	$32	$1,255

	$0	$42	$0	$1,223	$85	$1,350

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$680	$680
Swap Agreements	0	1,731	0	0	(6,960)	(5,229)

	$0	$1,731	$0	$0	$(6,280)	$(4,549)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,454)	$0	$(1,454)
Written Options	0	71	0	0	134	205
Swap Agreements	0	0	0	0	(1)	(1)

	$0	$71	$0	$(1,454)	$133	$(1,250)

	$0	$1,802	$0	$(1,454)	$(6,147)	$(5,799)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$389	$389
Swap Agreements	0	(640)	0	0	2,602	1,962

	$0	$(640)	$0	$0	$2,991	$2,351

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$303	$0	$303
Written Options	0	25	0	0	17	42

	$0	$25	$0	$303	$17	$345

	$0	$(615)	$0	$303	$3,008	$2,696

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	23

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)	December 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$2,598	$2,598
Corporate Bonds & Notes
Banking & Finance	0	139,843	0	139,843
Industrials	0	73,889	0	73,889
Specialty Finance	0	1,104	0	1,104
Utilities	0	15,461	0	15,461
Municipal Bonds & Notes
California	0	1,300	963	2,263
Louisiana	0	363	0	363
U.S. Government Agencies	0	36,106	0	36,106
U.S. Treasury Obligations	0	1,759	0	1,759
Non-Agency Mortgage-Backed Securities	0	61,730	678	62,408
Asset-Backed Securities	0	75,575	0	75,575
Sovereign Issues	0	4,227	0	4,227
Short-Term Instruments
Certificates of Deposit	0	1,904	0	1,904
Commercial Paper	0	5,100	0	5,100
Repurchase Agreements	0	4,716	0	4,716
Short-Term Notes	0	6,723	0	6,723
Canada Treasury Bills	0	3,928	0	3,928

	$0	$433,728	$4,239	$437,967

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$59,225	$0	$0	$59,225

Total Investments	$59,225	$433,728	$4,239	$497,192

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	39	1	0	40
Over the counter	0	480	0	480

	$39	$481	$0	$520

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(23)	(72)	0	(95)
Over the counter	0	(1,254)	(1)	(1,255)

	$(23)	$(1,326)	$(1)	$(1,350)

Total Financial Derivative Instruments	$16	$(845)	$(1)	$(830)

Totals	$59,241	$432,883	$4,238	$496,362

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	December 31, 2020

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Short-Term Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

ANNUAL REPORT	|	DECEMBER 31, 2020	25

Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8,2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable

ANNUAL REPORT	|	DECEMBER 31, 2020	27

Notes to Financial Statements	(Cont.)

foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the

NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest

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December 31, 2020

rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial

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Notes to Financial Statements	(Cont.)

derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$5,114	$13,043	$(17,833)	$(319)	$(5)	$0	$49	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$13,127	$438,651	$(392,500)	$(62)	$9	$59,225	$151	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations  in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private

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Notes to Financial Statements	(Cont.)

insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive

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Notes to Financial Statements	(Cont.)

a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin

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requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally

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Notes to Financial Statements	(Cont.)

cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable

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obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread)

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Notes to Financial Statements	(Cont.)

between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of

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portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government

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Notes to Financial Statements	(Cont.)

regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default,

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termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.20%	0.20%	0.20%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the

ANNUAL REPORT	|	DECEMBER 31, 2020	41

Notes to Financial Statements	(Cont.)

Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$75,117	$120,474

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$267,711	$298,157	$242,278	$236,917

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	932	$9,666	3,046	$31,396

Administrative Class	12,044	124,290	7,551	77,938

Advisor Class	9,218	94,819	5,697	58,790
Issued as reinvestment of distributions

Institutional Class	44	455	70	723

Administrative Class	287	2,957	551	5,689

Advisor Class	242	2,497	453	4,677
Cost of shares redeemed

Institutional Class	(1,912)	(19,657)	(126)	(1,299)

Administrative Class	(11,336)	(116,849)	(8,120)	(83,798)

Advisor Class	(8,028)	(82,608)	(4,705)	(48,541)

Net increase (decrease) resulting from Portfolio share transactions	1,491	$15,570	4,417	$45,575

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, five shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 67% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

ANNUAL REPORT	|	DECEMBER 31, 2020	43

Notes to Financial Statements	(Cont.)	December 31, 2020

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Short-Term Portfolio	$0	$3,910	$0	$2,376	$0	$(528)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, and straddle loss deferrals.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Short-Term Portfolio	$0	$528

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Short-Term Portfolio	$492,326	$5,358	$(2,970)	$2,388

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Short-Term Portfolio	$0	$5,910	$0	$0	$0	$11,090	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

44	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Short-Term Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	|	DECEMBER 31, 2020	45

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	TDM	TD Securities (USA) LLC

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso

CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar

EUR	Euro

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BP0003M	3 Month GBP-LIBOR	SOFRRATE	Secured Overnight Financing Rate	US0001M	ICE 1-Month USD LIBOR

CDX.HY	Credit Derivatives Index - High Yield	SONIO	Sterling Overnight Interbank Average Rate	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:

NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	RMBS	Residential Mortgage-Backed Security

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

46	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Short-Term Portfolio	0.00%	0.00%	$5,911	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO Short-Term Portfolio	100.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	|	DECEMBER 31, 2020	47

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	DECEMBER 31, 2020	49

Privacy Policy[1]	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

50	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

ANNUAL REPORT	|	DECEMBER 31, 2020	51

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

ANNUAL REPORT	|	DECEMBER 31, 2020	53

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

ANNUAL REPORT	|	DECEMBER 31, 2020	55

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

56	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT17AR_123120

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2020

PIMCO Total Return Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a

2	PIMCO VARIABLE INSURANCE TRUST

widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly $52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the PIMCO Total Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through

4	PIMCO VARIABLE INSURANCE TRUST

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Total Return Portfolio	12/31/97	04/10/00	12/31/97	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each

ANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the PIMCO Total Return Portfolio	(Cont.)

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”) and address the roles and responsibilities of a portfolio’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolio is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of December 31, 2020†§

Corporate Bonds & Notes	30.2%

U.S. Government Agencies	23.7%

U.S. Treasury Obligations	11.6%

Short-Term Instruments‡	9.9%

Asset-Backed Securities	9.3%

Non-Agency Mortgage-Backed Securities	8.8%

Sovereign Issues	5.0%

Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Years	10 Years	Inception≈
PIMCO Total Return Portfolio Institutional Class	8.81%	4.91%	4.09%	5.74%
PIMCO Total Return Portfolio Administrative Class	8.65%	4.75%	3.93%	5.47%
PIMCO Total Return Portfolio Advisor Class	8.54%	4.65%	3.83%	5.13%
Bloomberg Barclays U.S. Aggregate Index±	7.51%	4.44%	3.84%	5.03%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 12/31/1997.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.71% for Institutional Class shares, 0.86% for Administrative Class shares, and 0.96% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented

Investment Objective and Strategy Overview

PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

U.S. interest strategies contributed to relative performance, primarily overweight exposure in Q1 and a steepening positioning (overweight exposure to the intermediate yield curve and underweight exposure to the long end) in the second half of the year, as interest rates fell and the yield curve steepened.

»

Overweight exposure to Agency mortgage-backed securities (“MBS”), particularly a preference for 2% and 2.5% coupons, contributed to relative performance as excess returns for these securities were positive.

»	Positions in securitized assets, particularly non-Agency MBS from Q2 to Q4, contributed to relative performance as spreads tightened.

»

Underweight exposure to investment grade credit in Q1 and positions in select investment grade credit, including automotive in Q2 and Q3, contributed to relative performance as spreads widened in Q1 and tightened in Q2 and Q3.

»	Positions in US Treasury Inflation-Protected Securities in Q1 detracted from relative performance as breakeven inflation rates fell.

»	Country selection in the eurozone, particularly a preference for Italy in Q1 and the first part of Q2, detracted from relative performance as interest rates rose.

»	Short duration exposure to the U.K. detracted from relative performance as interest rates fell.

ANNUAL REPORT	|	DECEMBER 31, 2020	7

Expense Example PIMCO Total Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,024.40	$2.59	$1,000.00	$1,022.99	$2.58	0.50%
Administrative Class	1,000.00	1,023.70	3.36	1,000.00	1,022.23	3.36	0.65
Advisor Class	1,000.00	1,023.10	3.88	1,000.00	1,021.71	3.87	0.75

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	DECEMBER 31, 2020	9

Financial Highlights PIMCO Total Return Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2020	$11.02	$0.25	$0.71	$0.96	$(0.26)	$(0.13)	$(0.39)

12/31/2019	10.48	0.34	0.54	0.88	(0.34)	0.00	(0.34)

12/31/2018	10.94	0.30	(0.34)	(0.04)	(0.29)	(0.13)	(0.42)

12/31/2017	10.64	0.26	0.28	0.54	(0.24)	0.00	(0.24)

12/31/2016	10.58	0.29	0.01	0.30	(0.24)	0.00	(0.24)
Administrative Class

12/31/2020	11.02	0.24	0.70	0.94	(0.24)	(0.13)	(0.37)

12/31/2019	10.48	0.32	0.55	0.87	(0.33)	0.00	(0.33)

12/31/2018	10.94	0.28	(0.34)	(0.06)	(0.27)	(0.13)	(0.40)

12/31/2017	10.64	0.25	0.27	0.52	(0.22)	0.00	(0.22)

12/31/2016	10.58	0.28	0.00	0.28	(0.22)	0.00	(0.22)
Advisor Class

12/31/2020	11.02	0.23	0.70	0.93	(0.23)	(0.13)	(0.36)

12/31/2019	10.48	0.31	0.55	0.86	(0.32)	0.00	(0.32)

12/31/2018	10.94	0.27	(0.34)	(0.07)	(0.26)	(0.13)	(0.39)

12/31/2017	10.64	0.24	0.27	0.51	(0.21)	0.00	(0.21)

12/31/2016	10.58	0.26	0.01	0.27	(0.21)	0.00	(0.21)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.59	8.81%	$160,779	0.54%	0.54%	0.50%	0.50%	2.22%	514%

11.02	8.52	129,771	0.71	0.71	0.50	0.50	3.11	534

10.48	(0.38)	83,675	0.76	0.76	0.50	0.50	2.78	631

10.94	5.07	83,041	0.54	0.54	0.50	0.50	2.43	574

10.64	2.83	92,502	0.51	0.51	0.50	0.50	2.71	512

11.59	8.65	3,980,729	0.69	0.69	0.65	0.65	2.08	514

11.02	8.36	4,031,074	0.86	0.86	0.65	0.65	2.98	534

10.48	(0.53)	3,961,602	0.91	0.91	0.65	0.65	2.62	631

10.94	4.91	4,456,274	0.69	0.69	0.65	0.65	2.28	574

10.64	2.68	4,728,701	0.66	0.66	0.65	0.65	2.56	512

11.59	8.54	2,615,776	0.79	0.79	0.75	0.75	1.98	514

11.02	8.25	2,225,815	0.96	0.96	0.75	0.75	2.88	534

10.48	(0.63)	2,420,067	1.01	1.01	0.75	0.75	2.51	631

10.94	4.81	2,955,716	0.79	0.79	0.75	0.75	2.19	574

10.64	2.57	2,693,074	0.76	0.76	0.75	0.75	2.46	512

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	11

Statement of Assets and Liabilities	PIMCO Total Return Portfolio	December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$7,445,088
Investments in Affiliates	620,427
Financial Derivative Instruments
Exchange-traded or centrally cleared	918
Over the counter	3,190
Deposits with counterparty	20,521
Foreign currency, at value	12,329
Receivable for investments sold	2,810
Receivable for TBA investments sold	2,554,951
Receivable for Portfolio shares sold	13,911
Interest and/or dividends receivable	31,583
Dividends receivable from Affiliates	384
Total Assets	10,706,112

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$41,432
Payable for short sales	84,272
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,454
Over the counter	32,999
Payable for investments purchased	49,878
Payable for investments in Affiliates purchased	384
Payable for TBA investments purchased	3,721,223
Deposits from counterparty	10,903
Payable for Portfolio shares redeemed	2,019
Accrued investment advisory fees	1,556
Accrued supervisory and administrative fees	1,556
Accrued distribution fees	600
Accrued servicing fees	552
Total Liabilities	3,948,828

Net Assets	$6,757,284

Net Assets Consist of:

Paid in capital	$6,227,358
Distributable earnings (accumulated loss)	529,926

Net Assets	$6,757,284

Net Assets:

Institutional Class	$160,779
Administrative Class	3,980,729
Advisor Class	2,615,776

Shares Issued and Outstanding:

Institutional Class	13,878
Administrative Class	343,593
Advisor Class	225,779

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.59
Administrative Class	11.59
Advisor Class	11.59

Cost of investments in securities	$7,187,502
Cost of investments in Affiliates	$619,181
Cost of foreign currency held	$11,639
Proceeds received on short sales	$84,255
Cost or premiums of financial derivative instruments, net	$(6,053)

* Includes repurchase agreements of:	$4,911

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Total Return Portfolio

Year Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$175,669
Dividends	716
Dividends from Investments in Affiliates	6,093
Total Income	182,478

Expenses:

Investment advisory fees	16,430
Supervisory and administrative fees	16,430
Servicing fees - Administrative Class	6,073
Distribution and/or servicing fees - Advisor Class	5,963
Trustee fees	170
Interest expense	2,821
Miscellaneous expense	35
Total Expenses	47,922
Waiver and/or Reimbursement by PIMCO	(4)
Net Expenses	47,918

Net Investment Income (Loss)	134,560

Net Realized Gain (Loss):

Investments in securities	151,608
Investments in Affiliates	(2,782)
Exchange-traded or centrally cleared financial derivative instruments	114,289
Over the counter financial derivative instruments	(10,233)
Foreign currency	(3,443)

Net Realized Gain (Loss)	249,439

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	118,307
Investments in Affiliates	3,263
Exchange-traded or centrally cleared financial derivative instruments	15,159
Over the counter financial derivative instruments	1,080
Foreign currency assets and liabilities	2,866

Net Change in Unrealized Appreciation (Depreciation)	140,675

Net Increase (Decrease) in Net Assets Resulting from Operations	$524,674

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	13

Statements of Changes in Net Assets	PIMCO Total Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$134,560	$192,186
Net realized gain (loss)	249,439	275,663
Net change in unrealized appreciation (depreciation)	140,675	60,916

Net Increase (Decrease) in Net Assets Resulting from Operations	524,674	528,765

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(4,611)	(3,163)
Administrative Class	(130,926)	(121,139)
Advisor Class	(73,490)	(70,175)

Total Distributions(a)	(209,027)	(194,477)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	54,977	(412,972)

Total Increase (Decrease) in Net Assets	370,624	(78,684)

Net Assets:

Beginning of year	6,386,660	6,465,344
End of year	$6,757,284	$6,386,660

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Total Return Portfolio	December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Toyota Motor Credit Corp.
1.070% (LIBOR03M + 0.830%) due 03/29/2021 «~		$2,300	$2,298

Total Loan Participations and Assignments (Cost $2,300)			2,298

CORPORATE BONDS & NOTES 36.1%

BANKING & FINANCE 18.3%

AerCap Ireland Capital DAC
3.500% due 05/26/2022		955	988

Alexandria Real Estate Equities, Inc.
1.875% due 02/01/2033		9,800	9,804
4.300% due 01/15/2026		11,199	13,042
4.500% due 07/30/2029		4,500	5,510

Ambac LSNI LLC
6.000% due 02/12/2023 •		1,300	1,295

American Tower Corp.
2.750% due 01/15/2027		13,400	14,544
3.000% due 06/15/2023		1,400	1,484
3.375% due 05/15/2024		5,000	5,441

Aviation Capital Group LLC
4.125% due 08/01/2025		13,600	14,270
6.750% due 04/06/2021		3,400	3,447

Bank of America Corp.
0.981% due 09/25/2025 •		10,000	10,114
1.015% (US0003M + 0.790%) due 03/05/2024 ~		9,600	9,675
1.197% due 10/24/2026 •		16,700	16,926
1.486% due 05/19/2024 •		10,000	10,239
4.125% due 01/22/2024		4,900	5,443

Banque Federative du Credit Mutuel S.A.
1.178% (US0003M + 0.960%) due 07/20/2023 ~		13,400	13,628

Barclays Bank PLC
7.625% due 11/21/2022 (g)		683	760
10.179% due 06/12/2021		5,700	5,929

Barclays PLC
1.651% (US0003M + 1.430%) due 02/15/2023 ~		1,000	1,007
1.849% (US0003M + 1.625%) due 01/10/2023 ~		21,700	21,887
3.650% due 03/16/2025		500	552
3.684% due 01/10/2023		2,700	2,784
4.610% due 02/15/2023 •		17,900	18,689

BBVA Bancomer S.A.
6.500% due 03/10/2021		1,465	1,483

BBVA USA
2.500% due 08/27/2024		13,300	14,135

BNP Paribas S.A.
4.705% due 01/10/2025 •		14,400	16,016

Boston Properties LP
4.500% due 12/01/2028		13,908	16,649

Brixmor Operating Partnership LP
1.264% (US0003M + 1.050%) due 02/01/2022 ~		4,400	4,396

Cantor Fitzgerald LP
6.500% due 06/17/2022		8,200	8,863

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		4,900	5,390

Citigroup, Inc.
1.248% (US0003M + 1.023%) due 06/01/2024 ~		16,500	16,692
2.572% due 06/03/2031 •(h)		9,500	10,129

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(f)(g)	EUR	2,200	2,766

Credit Agricole S.A.
1.907% due 06/16/2026 •		$11,300	11,731

Credit Suisse AG
6.500% due 08/08/2023 (g)		3,800	4,289

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group AG
2.593% due 09/11/2025 •		$15,200	$16,000
3.800% due 06/09/2023		3,600	3,879
6.250% due 12/18/2024 •(f)(g)		400	439
7.500% due 12/11/2023 •(f)(g)		1,800	2,008

Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021		11,000	11,101
3.800% due 09/15/2022		14,400	15,214

Crown Castle International Corp.
3.150% due 07/15/2023		1,100	1,171

Deutsche Bank AG
3.300% due 11/16/2022		17,000	17,739
3.547% due 09/18/2031 •		5,000	5,433
3.950% due 02/27/2023		15,415	16,388
3.961% due 11/26/2025 •		25,200	27,560
4.250% due 10/14/2021		11,700	12,000
5.000% due 02/14/2022		9,700	10,145

EPR Properties
3.750% due 08/15/2029		4,300	4,126

Equinix, Inc.
1.000% due 09/15/2025		9,800	9,836

ERP Operating LP
2.500% due 02/15/2030		500	540
3.000% due 07/01/2029		1,500	1,671
3.500% due 03/01/2028		1,000	1,137

Erste Group Bank AG
8.875% due 10/15/2021 •(f)(g)	EUR	1,800	2,341

European Investment Bank
0.500% due 08/10/2023	AUD	2,600	2,010

Federal Realty Investment Trust
3.500% due 06/01/2030		$6,800	7,600

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	600	730
0.080% due 12/01/2021 •		4,995	6,047
1.104% (US0003M + 0.880%) due 10/12/2021 ~		$8,750	8,647
1.456% (US0003M + 1.235%) due 02/15/2023 ~		13,500	13,032
3.250% due 09/15/2025	EUR	3,300	4,234
3.360% (US0003M + 3.140%) due 01/07/2022 ~		$12,900	12,990
3.375% due 11/13/2025		5,900	6,049
4.535% due 03/06/2025	GBP	1,000	1,455
5.125% due 06/16/2025		$7,700	8,382
5.584% due 03/18/2024		9,200	9,936
5.596% due 01/07/2022		8,100	8,393

GE Capital Funding LLC
4.400% due 05/15/2030		19,000	22,404

General Motors Financial Co., Inc.
1.080% (US0003M + 0.850%) due 04/09/2021 ~		10,000	10,006
1.332% (US0003M + 1.100%) due 11/06/2021 ~		700	702
1.550% (US0003M + 1.310%) due 06/30/2022 ~		1,800	1,813

GLP Capital LP
5.250% due 06/01/2025		3,200	3,608
5.750% due 06/01/2028		7,900	9,380

Goldman Sachs Group, Inc.
1.391% (US0003M + 1.170%) due 05/15/2026 ~		8,400	8,568
3.500% due 01/23/2025		3,500	3,866
3.750% due 05/22/2025		11,697	13,135

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		11,200	12,221

GSPA Monetization Trust
6.422% due 10/09/2029		6,191	6,889

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021		15,600	15,772

Highwoods Realty LP
4.125% due 03/15/2028		3,600	4,052

HSBC Holdings PLC
6.000% due 09/29/2023 •(f)(g)	EUR	1,700	2,282

ING Groep NV
4.625% due 01/06/2026		$4,700	5,534
6.875% due 04/16/2022 •(f)(g)		200	210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intercontinental Exchange, Inc.
2.100% due 06/15/2030		$11,200	$11,674

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		19,000	20,184
3.797% due 07/23/2024 •		16,900	18,349

Kilroy Realty LP
3.050% due 02/15/2030		2,200	2,341

LeasePlan Corp. NV
2.875% due 10/24/2024		8,200	8,673

Lloyds Bank PLC
7.500% due 04/02/2032 þ		15,000	12,662

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		5,000	5,140
3.000% due 01/11/2022		1,700	1,744
7.625% due 06/27/2023 •(f)(g)	GBP	5,200	7,838

Mid-America Apartments LP
2.750% due 03/15/2030		$5,000	5,438

Mitsubishi UFJ Financial Group, Inc.
0.968% (US0003M + 0.740%) due 03/02/2023 ~		12,800	12,892
1.412% due 07/17/2025		6,600	6,786

Mizuho Financial Group, Inc.
1.211% (US0003M + 0.990%) due 07/10/2024 ~		16,200	16,378
2.201% due 07/10/2031 •		1,700	1,771
2.226% due 05/25/2026 •		12,600	13,270

Morgan Stanley
3.625% due 01/20/2027		6,300	7,234

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,500	2,090

Nationwide Building Society
3.960% due 07/18/2030 •		$11,500	13,406

Natwest Group PLC
3.073% due 05/22/2028 •		2,600	2,825
4.519% due 06/25/2024 •		2,200	2,404
8.625% due 08/15/2021 •(f)(g)		8,900	9,257

Nissan Motor Acceptance Corp.
0.869% (US0003M + 0.630%) due 09/21/2021 ~		1,100	1,097
1.114% (US0003M + 0.890%) due 01/13/2022 ~		2,800	2,795
2.600% due 09/28/2022		10,300	10,572
3.150% due 03/15/2021		900	904
3.875% due 09/21/2023		7,800	8,329

Nomura Holdings, Inc.
2.679% due 07/16/2030		9,400	9,963

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031		13,600	14,310

OneMain Finance Corp.
6.125% due 05/15/2022		18,400	19,550

Oversea-Chinese Banking Corp. Ltd.
0.672% (US0003M + 0.450%) due 05/17/2021 ~		11,600	11,610

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		3,800	3,984

Physicians Realty LP
4.300% due 03/15/2027		2,250	2,489

Piper Jaffray Cos.
5.200% due 10/15/2023		11,300	11,300

Prologis LP
3.875% due 09/15/2028		2,600	3,084

Public Storage
3.094% due 09/15/2027		12,000	13,428

QNB Finance Ltd.
1.788% (US0003M + 1.570%) due 07/18/2021 ~		16,800	16,917

Realty Income Corp.
3.000% due 01/15/2027		7,300	8,085
3.250% due 06/15/2029		900	1,010
3.250% due 01/15/2031		4,000	4,540

Regency Centers LP
2.950% due 09/15/2029		600	642

Sabra Health Care LP
4.800% due 06/01/2024		1,500	1,610

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	15

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Holdings USA, Inc.
3.450% due 06/02/2025		$11,900	$13,026

Scentre Group Trust
3.625% due 01/28/2026		15,900	17,503

Service Properties Trust
4.500% due 06/15/2023		4,500	4,531
4.950% due 02/15/2027		13,100	13,198

Simon Property Group LP
2.750% due 06/01/2023		3,400	3,576

Societe Generale S.A.
4.250% due 09/14/2023		16,300	17,786
6.750% due 04/07/2021 •(f)(g)	EUR	700	868

Society of Lloyd’s
4.750% due 10/30/2024	GBP	1,700	2,628

Standard Chartered PLC
3.785% due 05/21/2025 •		$11,000	11,932

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		6,500	6,663

Synchrony Bank
3.650% due 05/24/2021		17,500	17,674

UBS AG
5.125% due 05/15/2024 (g)		1,700	1,878

UBS Group AG
4.125% due 04/15/2026		10,300	11,921
5.750% due 02/19/2022 •(f)(g)	EUR	1,400	1,797
6.875% due 03/22/2021 •(f)(g)		$2,100	2,125
7.000% due 02/19/2025 •(f)(g)		300	342
7.125% due 08/10/2021 •(f)(g)		5,200	5,363

UniCredit SpA
2.569% due 09/22/2026 •		13,300	13,584
6.572% due 01/14/2022		14,550	15,335
7.830% due 12/04/2023		18,700	22,202

Ventas Realty LP
3.250% due 10/15/2026		4,100	4,524

VEREIT Operating Partnership LP
4.625% due 11/01/2025		9,600	11,054

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	2,500	3,073

Washington Prime Group LP
6.450% due 08/15/2024		$7,000	4,220

Wells Fargo & Co.
1.741% due 05/04/2030 •	EUR	16,600	22,536

Welltower, Inc.
3.100% due 01/15/2030		$7,000	7,668

			1,234,254

INDUSTRIALS 14.0%

AbbVie, Inc.
2.600% due 11/21/2024		15,200	16,303
2.950% due 11/21/2026		6,200	6,864
3.450% due 03/15/2022		1,400	1,444

Activision Blizzard, Inc.
2.500% due 09/15/2050		5,000	4,887

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		8,000	8,837

Amdocs Ltd.
2.538% due 06/15/2030		9,000	9,461

American Airlines Pass-Through Trust
3.000% due 04/15/2030		6,739	6,622
3.250% due 04/15/2030		3,451	3,140
3.500% due 08/15/2033		6,660	5,850

Anheuser-Busch InBev Worldwide, Inc.
4.500% due 06/01/2050		16,100	20,294

Arrow Electronics, Inc.
3.500% due 04/01/2022		1,700	1,750

Bacardi Ltd.
4.450% due 05/15/2025		12,600	14,077

BAE Systems PLC
1.900% due 02/15/2031		5,300	5,367

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		5,900	6,166

BAT Capital Corp.
3.222% due 08/15/2024		5,400	5,849

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.557% due 08/15/2027	$1,200	$1,336

Bayer U.S. Finance LLC
1.227% (US0003M + 1.010%) due 12/15/2023 ~	7,700	7,783
4.250% due 12/15/2025	13,200	15,105

Boeing Co.
2.750% due 02/01/2026	19,900	20,936

Broadcom Corp.
3.875% due 01/15/2027	3,600	4,047

Broadcom, Inc.
3.459% due 09/15/2026	17,198	19,102
4.110% due 09/15/2028	18,057	20,691
5.000% due 04/15/2030	2,800	3,406

Centene Corp.
5.375% due 06/01/2026	5,000	5,280

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	3,600	3,842

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021	6,700	6,774
2.362% due 05/28/2021	800	807

Charter Communications Operating LLC
1.864% (US0003M + 1.650%) due 02/01/2024 ~	4,800	4,925
4.464% due 07/23/2022	7,600	8,014

Chevron Corp.
2.236% due 05/11/2030	15,800	16,920

Cigna Corp.
3.050% due 11/30/2022	1,550	1,624

CVS Health Corp.
2.750% due 12/01/2022	8,511	8,850
3.500% due 07/20/2022	1,619	1,690
4.300% due 03/25/2028	12,013	14,308

Daimler Finance North America LLC
0.644% (US0003M + 0.430%) due 02/12/2021 ~	6,500	6,502
1.060% (US0003M + 0.840%) due 05/04/2023 ~	11,900	11,972
2.550% due 08/15/2022	20,100	20,795
3.700% due 05/04/2023	16,900	18,120

Danone S.A.
3.000% due 06/15/2022	4,960	5,150

Dell International LLC
5.450% due 06/15/2023	12,600	13,940
5.850% due 07/15/2025	15,150	18,210

Duke University
2.682% due 10/01/2044	18,900	19,815

Emory University
2.143% due 09/01/2030	12,700	13,360

Enbridge, Inc.
0.720% (US0003M + 0.500%) due 02/18/2022 ~	16,000	16,011

ERAC USA Finance LLC
4.500% due 08/16/2021	3,400	3,487

Expedia Group, Inc.
3.250% due 02/15/2030	15,900	16,558

Full House Resorts, Inc.
8.575% due 02/02/2024	3,880	3,741
9.738% due 02/02/2024	326	314

GATX Corp.
4.850% due 06/01/2021	4,500	4,581

General Electric Co.
0.605% (US0003M + 0.380%) due 05/05/2026 ~	4,000	3,823

General Motors Co.
6.125% due 10/01/2025 (h)	19,900	24,153
6.800% due 10/01/2027 (h)	3,700	4,758

Glencore Finance Canada Ltd.
4.950% due 11/15/2021	5,400	5,617

Gray Oak Pipeline LLC
3.450% due 10/15/2027	13,300	13,907

Hyatt Hotels Corp.
3.225% (US0003M + 3.000%) due 09/01/2022 ~	6,000	6,069

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHS Markit Ltd.
4.250% due 05/01/2029		$1,390	$1,691
5.000% due 11/01/2022		3,900	4,176

Imperial Brands Finance PLC
3.125% due 07/26/2024		16,000	17,152
3.875% due 07/26/2029		8,000	8,970

Japan Tobacco, Inc.
2.000% due 04/13/2021		1,500	1,504

Johnson & Johnson
0.550% due 09/01/2025		9,100	9,143

Keurig Dr Pepper, Inc.
4.057% due 05/25/2023		7,000	7,610

Marathon Oil Corp.
2.800% due 11/01/2022		2,948	3,031

Marriott International, Inc.
4.150% due 12/01/2023		16,800	18,159

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		1,400	1,446

Microchip Technology, Inc.
3.922% due 06/01/2021		10,105	10,250

Micron Technology, Inc.
4.640% due 02/06/2024		3,200	3,565

MPLX LP
4.000% due 03/15/2028		6,900	7,940

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		16,600	18,734

Nutrition & Biosciences, Inc.
1.832% due 10/15/2027		15,900	16,391

NXP BV
3.875% due 06/18/2026		12,100	13,872
4.875% due 03/01/2024		6,700	7,559

NY Society for Relief of Ruptured & Crippled Maintaining Hospital Special Surgery
2.667% due 10/01/2050		3,000	2,905

Occidental Petroleum Corp.
1.671% (US0003M + 1.450%) due 08/15/2022 ~		8,250	8,088

Odebrecht Oil & Gas Finance Ltd.
0.000% due 02/01/2021 (d)(f)		5,001	33

PayPal Holdings, Inc.
2.400% due 10/01/2024		16,700	17,862

Penske Truck Leasing Co. LP
4.250% due 01/17/2023		2,600	2,794

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	11,400	14,091

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$9,600	9,874

Royalty Pharma PLC
1.200% due 09/02/2025		3,000	3,049

Ryder System, Inc.
2.875% due 06/01/2022		11,700	12,090

Saudi Arabian Oil Co.
2.750% due 04/16/2022		3,000	3,083

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		263	265
4.738% due 09/20/2029		13,800	14,990
5.152% due 09/20/2029		10,700	12,412

Sutter Health
3.161% due 08/15/2040		13,100	13,924

Syngenta Finance NV
3.933% due 04/23/2021		12,100	12,182

Sysco Corp.
5.650% due 04/01/2025		5,000	5,950

T-Mobile USA, Inc.
2.050% due 02/15/2028		13,000	13,538

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	2,290	2,711
4.500% due 03/01/2025		11,400	14,466

Toyota Industries Corp.
3.110% due 03/12/2022		$5,000	5,147

TWDC Enterprises 18 Corp.
2.125% due 09/13/2022		5,000	5,152

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines Pass-Through Trust
3.100% due 01/07/2030	$842	$855

Utah Acquisition Sub, Inc.
3.150% due 06/15/2021	5,000	5,049

VMware, Inc.
2.950% due 08/21/2022	19,933	20,683

Volkswagen Group of America Finance LLC
1.098% (US0003M + 0.860%) due 09/24/2021 ~	5,575	5,604
3.200% due 09/26/2026	16,700	18,465
4.750% due 11/13/2028	16,100	19,635

Walt Disney Co.
2.650% due 01/13/2031	13,000	14,256

Wynn Las Vegas LLC
5.500% due 03/01/2025	18,000	18,840

		942,420

SPECIALTY FINANCE 0.0%

Lloyds Banking Group PLC
3.870% due 09/02/2021 (h)	1,400	1,419

UTILITIES 3.8%

AEP Texas, Inc.
2.400% due 10/01/2022	2,200	2,270

AES Corp.
3.950% due 07/15/2030	6,400	7,247

Alabama Power Co.
1.450% due 09/15/2030	4,800	4,832

AT&T, Inc.
3.300% due 02/01/2052	9,900	9,816
4.500% due 05/15/2035	15,550	18,876

British Telecommunications PLC
4.500% due 12/04/2023	400	443

Duke Energy Ohio, Inc.
3.650% due 02/01/2029	5,600	6,494

Edison International
3.125% due 11/15/2022	5,000	5,194

EDP Finance BV
1.710% due 01/24/2028	13,300	13,307

Enel Finance International NV
2.875% due 05/25/2022	10,120	10,445
4.250% due 09/14/2023	17,500	19,150

Evergy, Inc.
2.450% due 09/15/2024	17,000	18,042

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028	2,100	2,350

NextEra Energy Capital Holdings, Inc.
2.250% due 06/01/2030	19,000	19,934

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	800	768

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)	9,107	2,391

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	615	583

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)	4,569	640

Pacific Gas & Electric Co.
1.750% due 06/16/2022	12,800	12,837
2.500% due 02/01/2031	2,790	2,797
2.950% due 03/01/2026	1,900	2,011
3.150% due 01/01/2026	2,400	2,559
3.300% due 03/15/2027	3,100	3,321
3.300% due 12/01/2027	200	214
3.300% due 08/01/2040	4,300	4,297
3.400% due 08/15/2024	5,800	6,179
3.500% due 06/15/2025	3,300	3,572
4.250% due 08/01/2023	1,000	1,074
4.250% due 03/15/2046	1,500	1,614
4.550% due 07/01/2030	8,700	9,920
4.650% due 08/01/2028	2,000	2,286
4.750% due 02/15/2044	1,900	2,139

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Electric Co.
3.250% due 03/15/2028	$1,700	$1,814

Sempra Energy
0.667% (US0003M + 0.450%) due 03/15/2021 ~	21,300	21,314

Verizon Communications, Inc.
3.376% due 02/15/2025	27,614	30,675

VTR Comunicaciones SpA
5.125% due 01/15/2028	1,000	1,067

WEC Energy Group, Inc.
1.375% due 10/15/2027	5,000	5,088

		257,560

Total Corporate Bonds & Notes (Cost $2,300,367)		2,435,653

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.1%

University of California Revenue Notes, Series 2020
0.883% due 05/15/2025	6,200	6,292

FLORIDA 0.1%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	3,000	3,116
2.154% due 07/01/2030	5,000	5,266

		8,382

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	1,367	1,483

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.857% due 01/01/2031	5,000	5,087
3.007% due 01/01/2033	2,000	2,020

		8,590

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	825	837

NEW YORK 0.1%

New York State Urban Development Corp. Revenue Notes, Series 2020
0.965% due 03/15/2024	3,900	3,932
1.115% due 03/15/2025	2,500	2,534

		6,466

TEXAS 0.1%

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2020
2.246% due 11/01/2031	2,500	2,591

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,455	2,464

		5,055

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.151% due 06/01/2032	7,095	7,200

Total Municipal Bonds & Notes (Cost $41,812)		42,822

U.S. GOVERNMENT AGENCIES 28.3%

Fannie Mae
0.191% due 07/25/2037 •	330	325

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.210% due 12/25/2036 •	$108	$107
0.398% due 05/25/2037 •	30	30
0.459% due 06/25/2055 •	1,981	1,976
0.498% due 03/25/2044 •	355	356
0.558% due 09/25/2035 •	228	230
1.575% due 04/01/2035 •	499	502
1.944% due 06/01/2043 - 07/01/2044 •	509	514
2.096% due 08/01/2035 •	159	161
2.144% due 09/01/2040 •	2	2
2.310% due 08/01/2022	4,381	4,468
2.316% due 08/25/2055 ~(a)	8,968	555
2.340% due 09/01/2035 •	16	17
2.358% due 01/25/2031 ~(a)	15,400	2,279
2.537% due 08/01/2035 •	20	20
2.668% due 09/01/2039 •	14	14
2.670% due 08/01/2022	674	690
2.742% due 05/25/2035 ~	53	54
2.840% due 05/01/2038 •	4,928	5,191
3.651% due 10/01/2032 •	94	99
4.027% due 11/01/2035 •	13	14
4.079% due 12/01/2036 •	90	95
5.000% due 04/25/2033	306	348
5.024% due 09/01/2034 •	41	43
7.000% due 04/25/2023 - 06/01/2032	107	120

Freddie Mac
0.499% due 08/15/2040 - 10/15/2040 •	13,878	13,900
0.609% due 11/15/2030 •	2	2
0.659% due 09/15/2030 •	3	3
0.879% due 05/15/2037 •	349	356
1.221% due 08/25/2022 ~(a)	48,155	826
1.944% due 02/25/2045 •	96	97
3.500% due 03/01/2048	3,931	4,167
4.000% due 04/01/2029 - 01/01/2041	1,732	1,900
4.500% due 03/01/2029 - 09/01/2041	1,193	1,307
5.500% due 10/01/2034 - 07/01/2038	1,188	1,396
6.000% due 02/01/2033 - 05/01/2040	2,297	2,742
6.500% due 04/15/2029 - 10/01/2037	20	23
7.000% due 06/15/2023	48	51
7.500% due 07/15/2030 - 03/01/2032	24	29
8.500% due 08/01/2024	1	1

Ginnie Mae
0.455% due 10/20/2043 •	7,001	6,991
0.590% due 08/20/2066 •	119	120
0.740% due 07/20/2065 - 08/20/2065 •	22,132	22,274
0.790% due 07/20/2063 •	460	460
0.910% due 10/20/2066 •	9,476	9,578
0.940% due 06/20/2066 •	5,250	5,324
0.970% due 08/20/2066 •	14,174	14,395
1.140% due 01/20/2066 •	3,696	3,775
1.586% due 06/20/2067 •	530	539
1.904% due 04/20/2067 •	10,622	10,835
2.250% due 07/20/2030 •	1	1
2.875% (H15T1Y + 1.500%) due 04/20/2026 ~	10	11
2.875% due 05/20/2030 •	1	1
3.000% due 02/20/2027 - 02/20/2032 •	67	71
3.000% due 03/15/2045 - 08/15/2045	4,567	4,796
3.125% due 10/20/2029 - 11/20/2029 •	27	27
3.445% due 09/20/2066 ~	17,535	18,845
4.000% due 06/15/2049 - 03/15/2050	8,614	9,134
4.500% due 04/20/2048 - 04/20/2050	156,972	169,158
5.000% due 08/20/2048 - 12/20/2049	125,674	137,527
6.000% due 12/15/2038 - 11/15/2039	15	18

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	17

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae, TBA
3.000% due 03/01/2051		$4,600	$4,813
3.500% due 02/01/2051		21,900	23,204
4.000% due 01/01/2051		5,000	5,294
4.500% due 01/01/2051 - 02/01/2051		55,700	59,649

Small Business Administration
5.130% due 09/01/2023		2	2
6.290% due 01/01/2021		1	1

Uniform Mortgage-Backed Security
2.500% due 07/01/2039 - 03/01/2040		2,674	2,822
3.000% due 08/01/2021 - 06/01/2030		33,559	36,063
3.500% due 02/01/2030 - 04/01/2050		76,332	80,827
4.000% due 01/01/2026 - 05/01/2048		28,845	30,950
4.500% due 08/01/2023 - 09/01/2045		11,931	13,139
5.000% due 06/01/2025 - 08/01/2044		4,143	4,727
5.500% due 05/01/2022 - 07/01/2041		10,233	11,914
6.000% due 09/01/2021 - 01/01/2039		7,667	8,757
6.500% due 11/01/2034		22	25

Uniform Mortgage-Backed Security, TBA
2.000% due 01/01/2051 - 03/01/2051		416,800	431,518
2.500% due 02/01/2051 - 03/01/2051		222,500	233,926
3.000% due 01/01/2051 - 02/01/2051		407,900	427,476
3.500% due 01/01/2051 - 02/01/2051		69,000	72,969
5.500% due 01/01/2051		2,000	2,235

Total U.S. Government Agencies (Cost $1,890,199)			1,909,201

U.S. TREASURY OBLIGATIONS 13.9%

U.S. Treasury Bonds
1.375% due 11/15/2040		119,800	118,274
1.375% due 08/15/2050		128,400	120,014
1.625% due 11/15/2050 (j)		41,600	41,363
2.000% due 02/15/2050		47,000	50,953
2.500% due 02/15/2045		9,800	11,668
2.750% due 11/15/2042		8,300	10,269
2.875% due 08/15/2045 (l)		10,000	12,703
2.875% due 05/15/2049		31,900	41,114
3.000% due 05/15/2042		4,300	5,523
3.000% due 11/15/2044		155,300	200,677
3.000% due 05/15/2045		41,000	53,111
3.125% due 11/15/2041		20,500	26,777
3.125% due 08/15/2044		35,700	47,011
3.375% due 05/15/2044		63,300	86,434
3.625% due 02/15/2044		2,900	4,100
3.750% due 08/15/2041 (l)		27,700	39,312

U.S. Treasury Notes
1.750% due 09/30/2022 (l)(n)		20,665	21,250
1.750% due 06/30/2024 (l)(n)		47,400	49,959

Total U.S. Treasury Obligations (Cost $913,401)			940,512

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.5%

Alba PLC
0.207% due 03/17/2039 •	GBP	9,347	12,276

American Home Mortgage Investment Trust
2.257% due 02/25/2045 •		$153	154
6.700% due 06/25/2036 þ		11,738	3,281

AREIT Trust
2.779% due 04/15/2037 •		13,300	13,478

Banc of America Funding Trust
3.506% due 05/25/2035 ~		213	219
5.000% due 07/26/2036		17,906	3,262
6.000% due 03/25/2037 ^		2,154	1,966

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Mortgage Trust
4.339% due 05/25/2033 ~		$202	$204
6.500% due 10/25/2031		44	47

BCAP LLC Trust
0.358% due 05/25/2047 •		2,407	2,256
4.861% due 03/26/2037 þ		396	400

BDS Ltd.
1.459% due 09/15/2035 •		13,300	13,366

Bear Stearns Adjustable Rate Mortgage Trust
1.424% due 01/25/2034 ~		172	177
2.370% due 02/25/2036 •		28	29
2.781% due 11/25/2030 ~		1	1
2.990% due 01/25/2035 ~		69	69
3.007% due 02/25/2033 ~		5	5
3.037% due 11/25/2034 ~		836	826
3.186% due 02/25/2033 ~		7	6
3.457% due 07/25/2034 ~		274	260
3.610% due 04/25/2034 ~		331	324
3.637% due 04/25/2033 ~		36	38
3.944% due 01/25/2035 ~		167	166

Bear Stearns ALT-A Trust
3.152% due 09/25/2035 ^~		538	425
3.369% due 05/25/2035 ~		825	830
3.706% due 05/25/2036 ^~		1,755	1,206

Bear Stearns Structured Products, Inc. Trust
2.728% due 12/26/2046 ^~		827	737
2.984% due 01/26/2036 ^~		1,152	946

Business Mortgage Finance PLC
2.048% due 02/15/2041 •	GBP	1,724	2,337

CD Mortgage Trust
3.431% due 08/15/2050		$5,900	6,712

CFCRE Commercial Mortgage Trust
3.644% due 12/10/2054		7,037	7,693

Chase Mortgage Finance Trust
3.177% due 01/25/2036 ^~		1,433	1,296

Citigroup Mortgage Loan Trust
2.530% due 10/25/2035 •		65	66
3.258% due 04/25/2066 ~		5,601	5,730
5.500% due 12/25/2035		2,539	1,936

Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035 •		2,936	2,982
3.378% due 05/25/2035 ~		322	328

Countrywide Alternative Loan Trust
0.342% due 09/20/2046 •		3,996	3,571
0.528% due 09/25/2046 ^•		11,064	10,526
0.548% due 05/25/2036 •		934	808
1.148% due 08/25/2035 ^•		3,041	1,532
6.000% due 03/25/2035		11,696	10,966
6.000% due 02/25/2037 ^		6,689	4,620
6.000% due 08/25/2037 ^		6,526	5,615

Countrywide Home Loan Mortgage Pass-Through Trust
2.195% due 02/20/2036 ^•		140	123
2.749% due 11/25/2034 ~		577	576
2.806% due 02/20/2035 ~		311	313

Credit Suisse First Boston Mortgage Securities Corp.
5.005% due 06/25/2032 ~		13	14

CSAIL Commercial Mortgage Trust
2.968% due 12/15/2052		7,446	8,312

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.298% due 03/25/2037 ^•		3,673	3,567
0.648% due 02/25/2035 •		184	177

Ellington Financial Mortgage Trust
2.006% due 05/25/2065 ~		3,170	3,224

Eurosail PLC
0.191% due 03/13/2045 •	GBP	1,200	1,614
0.201% due 03/13/2045 •		3,452	4,670

Exantas Capital Corp.
2.653% due 04/17/2037 •		$8,477	8,502

First Horizon Alternative Mortgage Securities Trust
2.827% due 08/25/2035 ^~		1,866	1,741

First Horizon Mortgage Pass-Through Trust
2.895% due 10/25/2035 ^~		1,262	1,247

Great Hall Mortgages PLC
0.366% due 06/18/2039 •		2,622	2,556

GreenPoint Mortgage Funding Trust
0.328% due 09/25/2046 •		169	159

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		$10,700	$10,638

GS Mortgage Securities Trust
3.120% due 05/10/2050		11,574	12,123
3.602% due 10/10/2049 ~		3,037	3,077

GSR Mortgage Loan Trust
2.870% due 11/25/2035 ~		243	242
3.201% due 09/25/2035 ~		871	900

HarborView Mortgage Loan Trust
0.592% due 05/19/2035 •		210	199
1.652% due 10/19/2035 •		1,867	1,497
3.049% due 12/19/2035 ^~		1,921	1,337
3.444% due 07/19/2035 ^~		740	625

Hawksmoor Mortgages
1.104% due 05/25/2053 •	GBP	53,959	73,908

Hilton USA Trust
2.828% due 11/05/2035		$14,400	14,444

IndyMac Mortgage Loan Trust
0.318% due 01/25/2037 ^•		1,974	1,844
3.268% due 06/25/2036 ~		5,559	4,650

JPMorgan Chase Commercial Mortgage Securities Trust
1.159% due 06/15/2032 •		12,317	12,169

JPMorgan Mortgage Trust
2.637% due 06/25/2035 ~		127	127
3.017% due 08/25/2034 ~		1,224	1,202
3.292% due 12/26/2037 ~		9,712	8,949
3.311% due 10/25/2036 ^~		2,032	1,785
5.750% due 01/25/2036 ^		392	277

JPMorgan Resecuritization Trust
3.145% due 05/26/2036 ~		12,339	9,963

Jupiter PLC
0.000% due 06/01/2060 «•	GBP	24,400	33,077

Landmark Mortgage Securities PLC
0.328% due 04/17/2044 •		16,935	22,079

Manhattan West Mortgage Trust
2.130% due 09/10/2039		$16,100	16,969

MASTR Adjustable Rate Mortgages Trust
1.349% due 01/25/2047 ^•		2,088	3,862
2.695% due 08/25/2034 ~		2,136	1,895

Merrill Lynch Mortgage Investors Trust
2.483% due 04/25/2035 ~		1,526	1,496

MFA Trust
1.479% due 03/25/2065 ~		13,120	13,224

Morgan Stanley Bank of America Merrill Lynch Trust
3.069% due 02/15/2048		2,583	2,709
3.557% due 12/15/2047		7,066	7,513

Morgan Stanley Mortgage Loan Trust
2.807% due 07/25/2035 ^~		1,930	1,788

MortgageIT Trust
0.768% due 12/25/2035 •		1,520	1,520

MSSG Trust
3.397% due 09/13/2039		17,400	18,931

Nomura Resecuritization Trust
0.389% due 11/26/2036 •		10,765	8,470

One New York Plaza Trust
1.109% due 01/15/2026 •		17,300	17,365

Prime Mortgage Trust
0.548% due 02/25/2034 •		42	40
0.648% due 02/25/2035 •		2,009	1,925

RBSSP Resecuritization Trust
2.145% due 12/25/2035 ~		2,855	2,862

Residential Accredit Loans, Inc. Trust
0.248% due 05/25/2037 •		6,469	6,070
1.548% due 08/25/2036 ^•		916	910
4.101% due 12/25/2035 ^~		293	266
6.000% due 09/25/2036		772	721
6.500% due 09/25/2036 ^		5,118	3,639

Residential Asset Securitization Trust
0.598% due 10/25/2035 •		1,279	859

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^		1,778	1,747

Ripon Mortgages PLC
0.851% due 08/20/2056 •	GBP	19,015	25,990

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
0.548% due 04/25/2047 •		$1,415	$1,332
2.978% due 01/25/2035 ~		922	930
3.327% due 11/25/2035 ~		5,487	4,401

Structured Asset Mortgage Investments Trust
0.652% due 07/19/2035 •		878	871
0.812% due 09/19/2032 •		11	11

SunTrust Adjustable Rate Mortgage Loan Trust
2.931% due 02/25/2037 ^~		1,309	1,220

Tharaldson Hotel Portfolio Trust
0.903% due 11/11/2034 •		7,939	7,722

Thornburg Mortgage Securities Trust
1.589% due 06/25/2047 ^•		6,781	6,066
1.639% due 03/25/2037 ^•		932	857

Towd Point Mortgage Funding
0.956% due 07/20/2045 •	GBP	52,658	72,021

Towd Point Mortgage Funding PLC
1.073% due 10/20/2051 •		28,353	38,927

Wachovia Mortgage Loan Trust LLC
2.689% due 05/20/2036 ^~		$1,435	1,445

WaMu Mortgage Pass-Through Certificates Trust
0.648% due 02/25/2045 •		7,587	7,529
0.728% due 10/25/2045 •		187	184
2.490% due 12/25/2036 ^~		6,813	6,528
3.153% due 12/25/2036 ^~		226	214
3.299% due 07/25/2037 ^~		3,371	3,311
3.348% due 05/25/2037 ^~		2,832	2,473

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (d)	GBP	0	857
1.003% due 12/21/2049 •		17,900	24,469
1.703% due 12/21/2049 •		2,259	3,083
2.203% due 12/21/2049 •		1,179	1,607
2.703% due 12/21/2049 •		674	915
3.203% due 12/21/2049 •		674	904

Worldwide Plaza Trust
3.526% due 11/10/2036		$6,000	6,698

Total Non-Agency Mortgage-Backed Securities (Cost $679,847)			710,925

ASSET-BACKED SECURITIES 11.1%

Accredited Mortgage Loan Trust
0.408% due 09/25/2036 •		5,041	4,936

ACE Securities Corp. Home Equity Loan Trust
0.268% due 12/25/2036 •		2,382	1,623
0.298% due 07/25/2036 •		5,348	2,561
0.368% due 08/25/2036 ^•		10,372	3,676

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.853% due 11/25/2035 •		6,820	6,841
1.258% due 03/25/2035 •		9,960	9,910

Anchorage Capital CLO Ltd.
1.601% due 10/20/2031 •		13,300	13,300

Argent Securities Trust
0.298% due 07/25/2036 •		17,667	7,667
0.528% due 03/25/2036 •		5,876	3,980

Atrium Corp.
1.046% due 04/22/2027 •		15,284	15,233

Avery Point CLO Ltd.
1.315% due 04/25/2026 •		1,217	1,217

Bear Stearns Asset-Backed Securities Trust
0.298% due 11/25/2036 •		6,842	6,513
0.308% due 08/25/2036 •		939	1,200
1.273% due 02/25/2035 •		4,825	4,833

California Street CLO Ltd.
1.267% due 10/15/2025 •		6,038	6,040

Carrington Mortgage Loan Trust
1.448% due 10/17/2029 •		10,000	9,995

Cent CLO Ltd.
1.307% due 10/15/2026 •		15,574	15,565

Chesapeake Funding LLC
3.230% due 08/15/2030		5,897	6,030

Citigroup Mortgage Loan Trust
6.750% due 05/25/2036 þ		3,460	2,482

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.288% due 06/25/2047 ^•	$2,648	$2,463
0.378% due 05/25/2037 •	7,400	6,910
0.488% due 09/25/2036 •	10,721	10,643
0.748% due 06/25/2036 •	6,600	6,499
0.898% due 05/25/2034 •	1,047	1,045
1.048% due 09/25/2036 •	2,555	2,352
4.517% due 10/25/2046 þ	8,150	7,512

Countrywide Asset-Backed Certificates Trust
0.948% due 08/25/2047 •	902	893

Credit-Based Asset Servicing & Securitization Trust
0.208% due 11/25/2036 •	358	217

EMC Mortgage Loan Trust
0.888% due 05/25/2040 •	89	88

Evergreen Credit Card Trust
1.900% due 09/16/2024	20,300	20,861

Figueroa CLO Ltd.
1.137% due 01/15/2027 •	2,616	2,620

First Franklin Mortgage Loan Trust
0.883% due 09/25/2035 •	102	103

Ford Credit Floorplan Master Owner Trust
0.439% due 05/15/2023 •	28,800	28,825
2.840% due 03/15/2024	16,200	16,700

Fremont Home Loan Trust
0.208% due 01/25/2037 •	69	39
0.763% due 11/25/2035 •	9,900	9,223

GSAA Home Equity Trust
5.995% due 03/25/2046 ^~	7,511	4,497
6.500% due 08/25/2047	10,935	7,663

GSAMP Trust
0.238% due 06/25/2036 •	3,699	2,587

Gulf Stream Meridian Ltd.
1.609% due 10/15/2029 •	9,900	9,915

Halcyon Loan Advisors Funding Ltd.
1.316% due 10/22/2025 •	2,344	2,344

Home Equity Loan Trust
0.378% due 04/25/2037 •	15,197	14,542

Jamestown CLO Ltd.
1.045% due 07/25/2027 •	3,353	3,338

JMP Credit Advisors CLO Ltd.
1.068% due 01/17/2028 •	15,374	15,308

JPMorgan Mortgage Acquisition Corp.
0.538% due 05/25/2035 •	4,423	4,402
0.763% due 10/25/2035 ^•	6,861	6,731

JPMorgan Mortgage Acquisition Trust
0.258% due 08/25/2036 •	2,680	2,157
0.388% due 08/25/2036 •	1,380	1,134
0.408% due 03/25/2037 •	1,762	1,740

Lehman XS Trust
0.508% due 06/25/2036 •	1,181	1,120

LoanCore Issuer Ltd.
1.289% due 05/15/2028 •	9,140	9,121

LP Credit Card ABS Master Trust
1.740% due 08/20/2024 •	13,743	14,217

MASTR Asset-Backed Securities Trust
0.628% due 03/25/2036 •	4,903	3,992
0.728% due 12/25/2035 •	2,718	2,703

Merrill Lynch Mortgage Investors Trust
0.258% due 07/25/2037 •	2,977	1,578
0.388% due 08/25/2037 •	2,793	1,849
6.109% due 03/25/2037 þ	4,576	1,504

MF1 Ltd.
1.859% due 11/15/2035 •	16,700	16,748

MidOcean Credit CLO
1.037% due 04/15/2027 •	1,798	1,794
1.468% due 01/20/2029 •	13,300	13,294

Monarch Grove CLO
1.095% due 01/25/2028 •	8,129	8,072

Morgan Stanley ABS Capital, Inc. Trust
0.328% due 05/25/2037 •	10,527	9,245
0.398% due 08/25/2036 •	13,039	8,201
0.448% due 06/25/2036 •	4,936	3,275
0.448% due 07/25/2036 •	7,079	3,820

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mountain Hawk CLO Ltd.
1.418% due 04/18/2025 •	$1,582	$1,583

NovaStar Mortgage Funding Trust
0.388% due 11/25/2036 •	2,886	1,335

OCP CLO Ltd.
1.037% due 07/15/2027 •	4,530	4,518

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	9,996	10,096

Option One Mortgage Loan Trust
0.288% due 03/25/2037 •	5,940	5,504
0.368% due 05/25/2037 •	10,270	7,532

Option One Mortgage Loan Trust Asset-Backed Certificates
0.838% due 11/25/2035 •	14,900	14,551

Ownit Mortgage Loan Trust
0.368% due 09/25/2037 •	2,558	1,545
0.448% due 05/25/2037 •	25,363	22,172
0.628% due 09/25/2037 •	12,580	7,827

Palmer Square CLO Ltd.
1.071% due 08/15/2026 •	5,322	5,315

Palmer Square Loan Funding Ltd.
1.188% due 04/20/2027 •	10,808	10,795

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.273% due 03/25/2035 •	4,366	4,367

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 ~	7,855	7,895

RAAC Trust
0.658% due 02/25/2036 •	1,105	1,099

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 þ	12,719	6,333

Residential Asset Mortgage Products Trust
1.168% due 04/25/2035 •	7,300	7,242

Residential Asset Securities Corp. Trust
0.388% due 09/25/2036 •	4,229	4,204
0.398% due 04/25/2037 •	1,583	1,574
0.748% due 02/25/2036 •	5,665	5,559
0.808% due 12/25/2035 •	3,575	3,064

Saxon Asset Securities Trust
0.318% due 10/25/2046 •	12,788	12,452

Securitized Asset-Backed Receivables LLC Trust
0.278% due 05/25/2037 ^•	1,036	858

SG Mortgage Securities Trust
0.688% due 02/25/2036 •	2,395	1,755

SLM Student Loan Trust
0.687% due 12/15/2027 •	4,479	4,480
0.767% due 12/15/2025 •	7,408	7,406

SoFi Consumer Loan Program Trust
3.010% due 04/25/2028	3,852	3,895

Sound Point CLO Ltd.
1.289% due 10/20/2028 •(b)	16,800	16,800

Soundview Home Loan Trust
0.258% due 02/25/2037 •	8,600	3,204
1.048% due 10/25/2037 •	17,538	15,317

Specialty Underwriting & Residential Finance Trust
0.298% due 11/25/2037 •	14,986	10,323

Starwood Commercial Mortgage Trust
1.239% due 07/15/2038 •	14,500	14,446

Structured Asset Securities Corp. Mortgage Loan Trust
0.598% due 05/25/2037 •	6,392	6,273

Sudbury Mill CLO Ltd.
1.368% due 01/17/2026 •	1,780	1,781
1.388% due 01/17/2026 •	1,780	1,781

Telos CLO Ltd.
1.488% due 01/17/2027 •	2,211	2,212

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	34,694	36,674

Tralee CLO Ltd.
1.328% due 10/20/2028 •	15,100	15,100

Venture CLO Ltd.
1.057% due 04/15/2027 •	7,339	7,321
1.087% due 01/15/2028 •	7,619	7,593

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	19

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Voya CLO Ltd.
0.935% due 07/25/2026 •		$1,402	$1,403

Wachovia Mortgage Loan Trust
0.838% due 10/25/2035 •		7,839	7,603

WaMu Asset-Backed Certificates WaMu Trust
0.298% due 01/25/2037 •		3,226	2,059
0.398% due 04/25/2037 •		5,817	3,023

Zais CLO Ltd.
1.387% due 04/15/2028 •		14,397	14,352

Total Asset-Backed Securities (Cost $727,826)			749,707

SOVEREIGN ISSUES 6.0%

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2021 (d)	BRL	927,200	177,650
0.000% due 10/01/2021 (d)		513,000	96,922

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030		$12,300	13,914

Israel Government International Bond
2.750% due 07/03/2030		17,900	19,769

Ivory Coast Government International Bond
5.875% due 10/17/2031	EUR	6,200	8,383

Korea International Bond
2.000% due 06/19/2024		$1,200	1,257

Peru Government International Bond
5.400% due 08/12/2034	PEN	2,000	611
5.940% due 02/12/2029		65,200	22,478
6.350% due 08/12/2028		75,900	26,645
6.950% due 08/12/2031		4,000	1,437
8.200% due 08/12/2026		35,600	13,358

Provincia de Buenos Aires
36.050% due 04/12/2025	ARS	35,575	178

Qatar Government International Bond
3.375% due 03/14/2024		$12,500	13,556
3.875% due 04/23/2023		700	753
4.000% due 03/14/2029		4,000	4,750

Total Sovereign Issues (Cost $381,903)			401,661

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.1%

BANKING & FINANCE 0.3%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(f)(g)		2,800,000	$3,501

Discover Financial Services
6.125% due 06/23/2025 •(f)		5,500,000	6,222

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(f)		6,600,000	7,194

			16,917

UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(f)(h)		2,136,108	57,362

Total Preferred Securities (Cost $72,860)			74,279

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.6%

REPURCHASE AGREEMENTS (i) 0.1%
			4,911

SHORT-TERM NOTES 0.2%

Pacific Gas & Electric Co.
1.600% (US0003M + 1.375%) due 11/15/2021 ~		$15,200	15,210

ARGENTINA TREASURY BILLS 0.0%
(3.480)% due 09/13/2021 (d)(e)	ARS	50,905	371

JAPAN TREASURY BILLS 2.0%
(0.087)% due 03/22/2021 (d)(e)	JPY	13,930,000	134,938

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.3%
0.137% due 01/21/2021 (d)(e)(l)(n)	$22,600	$22,600

Total Short-Term Instruments (Cost $176,987)		178,030

Total Investments in Securities (Cost $7,187,502)		7,445,088

	SHARES
INVESTMENTS IN AFFILIATES 9.2%

SHORT-TERM INSTRUMENTS 9.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.2%

PIMCO Short Asset Portfolio	33,390,928	334,744

PIMCO Short-Term Floating NAV Portfolio III	28,971,001	285,683

Total Short-Term Instruments (Cost $619,181)		620,427

Total Investments in Affiliates (Cost $619,181)		620,427

Total Investments 119.4% (Cost $7,806,683)		$8,065,515

Financial Derivative Instruments (k)(m) (0.4)% (Cost or Premiums, net $(6,053))		(30,345)

Other Assets and Liabilities, net (19.0)%		(1,277,886)

Net Assets 100.0%		$6,757,284

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$57,559	$57,362	0.85%
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	9,500	10,129	0.15
General Motors Co.	6.125	10/01/2025	05/07/2020	19,886	24,153	0.36
General Motors Co.	6.800	10/01/2027	05/07/2020	3,692	4,758	0.07
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	1,400	1,419	0.02

				$92,037	$97,821	1.45%

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$ 4,911	U.S. Treasury Bills 0.000% due 12/30/2021	$(5,009)	$4,911	$4,911

Total Repurchase Agreements						$(5,009)	$4,911	$4,911

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
JPS	0.060%	12/14/2020	01/07/2021	$(21,781)	$(21,782)
	0.060	12/17/2020	01/07/2021	(12,116)	(12,116)
	0.090	12/10/2020	01/11/2021	(7,533)	(7,534)

Total Reverse Repurchase Agreements					$(41,432)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.2)%
Ginnie Mae, TBA	5.000%	01/01/2051	$37,500	$(40,980)	$(40,943)
Uniform Mortgage-Backed Security, TBA	3.500	01/01/2036	10,000	(10,588)	(10,604)
Uniform Mortgage-Backed Security, TBA	4.000	02/01/2051	30,600	(32,687)	(32,725)

Total Short Sales (1.2)%				$(84,255)	$(84,272)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
DEU	$0	$0	$0	$0	$(1)	$(1)
FICC	4,911	0	0	4,911	(5,009)	(98)
JPS	0	(41,432)	0	(41,432)	40,945	(487)

Total Borrowings and Other Financing Transactions	$4,911	$(41,432)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(41,432)	$0	$0	$(41,432)

Total Borrowings	$0	$(41,432)	$0	$0	$(41,432)

Payable for reverse repurchase agreements					$(41,432)

(j)	Securities with an aggregate market value of $41,363 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(189,316) at a weighted average interest rate of 1.347%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	21

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond March Futures	03/2021	43	$9,332	$(1)	$0	$(3)
Euro-Buxl 30-Year Bond March Futures	03/2021	31	8,530	23	0	(12)
U.S. Treasury 5-Year Note March Futures	03/2021	1,962	247,534	473	92	0
U.S. Treasury 10-Year Note March Futures	03/2021	4,148	572,748	(103)	454	0

				$392	$546	$(15)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond March Futures	03/2021	309	$ (53,515)	$436	$0	$(106)

Total Futures Contracts				$828	$546	$(121)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
											Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2025	0.677%	$		2,400	$(61)	$96	$35	$0	$(1)
General Electric Co.	1.000	Quarterly	12/20/2023	0.572			6,100	(427)	507	80	1	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.682			5,400	(66)	127	61	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2024	0.764			5,000	(78)	126	48	2	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	2.652		EUR	14,400	25	(984)	(959)	0	(22)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.914			1,300	(199)	73	(126)	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2022	0.238			15,000	(732)	948	216	0	(4)

								$(1,538)	$893	$(645)	$3	$(29)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	32,700	$(2,379)	$(734)	$(3,113)	$0	$(65)
CDX.IG-35 5-Year Index	(1.000)	Quarterly	12/20/2025		31,000	(688)	(84)	(772)	0	(21)

						$(3,067)	$(818)	$(3,885)	$0	$(86)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 34 05-Year Index	1.000%	Quarterly	12/20/2025	EUR	134,300	$3,459	$879	$4,338	$18	$0
iTraxx Crossover 34 05-Year Index	5.000	Quarterly	12/20/2025		35,800	2,848	2,433	5,281	0	(39)

						$6,307	$3,312	$9,619	$18	$(39)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	06/16/2051	GBP	85,700	$(6,308)	$(203)	$(6,511)	$0	$(943)
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	241,900	(1)	(5)	(6)	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		162,000	0	(11)	(11)	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		54,700	0	(4)	(4)	0	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	2.871%	Maturity	01/03/2022	BRL	87,000	$0	$(7)	$(7)	$0	$0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		65,000	0	(8)	(8)	0	0
Pay	1-Year BRL-CDI	3.360	Maturity	01/03/2022		3,277,600	604	4,507	5,111	0	(3)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025	CAD	25,600	28	447	475	14	0
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023	$	66,200	(1,486)	6,659	5,173	15	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	11,160,000	(639)	(1,374)	(2,013)	9	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		33,110,000	(1,930)	(4,044)	(5,974)	31	0
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		4,100,000	0	(145)	(145)	0	(5)
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		2,050,000	0	(69)	(69)	0	(3)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		3,410,000	0	(71)	(71)	0	(4)
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		5,460,000	(3)	(91)	(94)	0	(7)
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		2,050,000	0	(38)	(38)	0	(3)
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		2,050,000	0	(36)	(36)	0	(3)
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		1,025,000	0	(32)	(32)	0	(1)
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		2,495,000	3	(97)	(94)	0	(3)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		7,200,000	(375)	(1,192)	(1,567)	7	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		1,700,000	118	(505)	(387)	2	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		17,350,000	663	4,255	4,918	0	(15)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		2,750,000	(2)	(816)	(818)	2	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,870,000	(212)	(843)	(1,055)	4	0
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		1,012,000	0	(303)	(303)	0	(15)
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		1,012,000	0	(296)	(296)	0	(15)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		6,502,000	184	(6,055)	(5,871)	104	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		690,000	0	(686)	(686)	12	0
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		2,050,000	131	(1,827)	(1,696)	36	0
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		1,050,000	4	(1,016)	(1,012)	18	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		5,544,600	294	(5,264)	(4,970)	97	0
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		4,060,000	366	(1,253)	(887)	0	(75)
Pay	6-Month JPY-LIBOR	0.123	Semi-Annual	08/22/2039		2,680,000	71	(654)	(583)	0	(50)
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		660,000	0	(168)	(168)	0	(12)
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		690,000	1,686	(546)	1,140	0	(22)

							$(6,804)	$(11,791)	$(18,595)	$351	$(1,179)

Total Swap Agreements							$(5,102)	$(8,404)	$(13,506)	$372	$(1,333)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$546	$372	$918	$0	$(121)	$(1,333)	$(1,454)

(l)

Securities with an aggregate market value of $41,647 and cash of $20,521 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	23

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021	CZK	1,025		$44	$0	$(4)
	02/2021	EUR	11,743		14,008	0	(353)
	02/2021	GBP	197,954		261,093	0	(9,693)
	02/2021	NOK	68,760		7,652	0	(366)
	02/2021		$1,043	EUR	874	26	0
	03/2021	INR	14,380		$191	0	(4)

BPS	01/2021		$9,632	CAD	12,383	97	0
	01/2021		3,766	MXN	74,674	0	(20)
	04/2021	BRL	148,400		$26,969	0	(1,537)

BRC	02/2021	CZK	1,628		73	0	(3)
	02/2021	GBP	4,903		6,586	0	(121)
	02/2021		$3,202	GBP	2,382	57	0
	03/2021	JPY	5,782,532		$55,705	0	(348)

BSH	04/2021	BRL	555,800		103,419	0	(3,344)
	10/2021		513,000		90,227	0	(7,271)

CBK	01/2021	CZK	954		41	0	(3)
	01/2021	PEN	42,291		11,736	52	0
	01/2021		$115	MXN	2,395	5	0
	02/2021	PEN	7,339		$2,037	9	0
	02/2021		$4,466	EUR	3,750	120	0
	02/2021		1,097	GBP	813	15	0
	03/2021	MXN	10,702		$524	0	(9)
	03/2021	PEN	39,494		10,927	16	0

DUB	03/2021		32,479		9,065	91	0

GLM	01/2021		$2,856	MXN	56,699	0	(12)
	02/2021		7,614	NOK	66,925	190	0
	03/2021	PEN	20,774		$5,749	10	0

HUS	01/2021	MXN	149,064		7,362	0	(115)
	01/2021		$14,418	AUD	19,456	582	0
	01/2021		8,686	CAD	11,125	54	0
	02/2021	JPY	359,600		$3,426	0	(58)
	02/2021	NOK	1,090		120	0	(7)
	02/2021		$7,976	EUR	6,550	34	0
	03/2021	JPY	8,147,468		$78,466	0	(511)

JPM	01/2021	AUD	6,196		4,559	0	(218)
	01/2021		$3,818	CAD	4,883	18	0
	04/2021	BRL	223,000		$41,554	0	(1,282)

RBC	01/2021		$3,259	MXN	64,918	0	(3)
	02/2021		1,603	GBP	1,184	17	0

SCX	01/2021	AUD	3,618		$2,665	0	(124)
	02/2021	ILS	1,657		483	0	(33)

SSB	02/2021	GBP	27,399		36,101	0	(1,379)
	03/2021		$390	KRW	433,985	9	0

TOR	01/2021	CAD	29,940		$23,110	0	(411)
	01/2021		$23,501	CAD	29,940	20	0
	02/2021	CAD	29,940		$23,503	0	(21)

UAG	01/2021	AUD	12,174		8,951	0	(435)
	01/2021	MXN	53,286		2,629	0	(44)
	02/2021	EUR	81,332		96,315	0	(3,149)

Total Forward Foreign Currency Contracts						$1,422	$(30,878)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	03/15/2023	14,200	$1,600	$1,565

Total Purchased Options							$1,600	$1,565

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175%	03/15/2023	42,600	$ (1,569)	$(1,561)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2051	$101.563	01/07/2021	8,000	$(27)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.141	03/04/2021	16,800	(52)	(17)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 03/01/2051	102.906	03/11/2021	5,800	(20)	(40)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2051	103.594	01/14/2021	20,000	(77)	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 02/01/2051	103.773	02/11/2021	10,400	(17)	(9)
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	103.578	03/11/2021	14,400	(34)	(65)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 02/01/2051	99.688	02/04/2021	12,100	(72)	(60)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	102.188	02/04/2021	21,400	(54)	(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	102.266	02/04/2021	11,000	(27)	(25)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.141	03/04/2021	2,900	(9)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	104.141	03/04/2021	2,900	(4)	(4)

					$(393)	$(271)

Total Written Options					$(1,962)	$(1,832)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
GST	Russia Government International Bond	1.000%	Quarterly	12/20/2024	0.669%	$	14,800	$95	$104	$199	$0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.542		15,900	(680)	392	0	(288)

JPM	Russia Government International Bond	1.000	Quarterly	12/20/2024	0.669		300	1	3	4	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.329		100	(5)	4	0	(1)

Total Swap Agreements								$(589)	$503	$203	$(289)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$26	$0	$0	$26	$(10,420)	$0	$0	$(10,420)	$(10,394)	$9,204	$(1,190)
BPS	97	1,565	0	1,662	(1,557)	(1,561)	0	(3,118)	(1,456)	1,575	119
BRC	57	0	0	57	(472)	0	0	(472)	(415)	163	(252)
BSH	0	0	0	0	(10,615)	0	0	(10,615)	(10,615)	11,371	756
CBK	217	0	0	217	(12)	0	0	(12)	205	0	205
DUB	91	0	0	91	0	0	0	0	91	(140)	(49)
FAR	0	0	0	0	0	(17)	0	(17)	(17)	101	84

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	25

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
GLM	$200	$0	$0	$200	$(12)	$0	$0	$(12)	$188	$0	$188
GST	0	0	199	199	0	0	(288)	(288)	(89)	0	(89)
HUS	670	0	0	670	(691)	0	0	(691)	(21)	0	(21)
JPM	18	0	4	22	(1,500)	(254)	(1)	(1,755)	(1,733)	1,700	(33)
RBC	17	0	0	17	(3)	0	0	(3)	14	0	14
SCX	0	0	0	0	(157)	0	0	(157)	(157)	0	(157)
SSB	9	0	0	9	(1,379)	0	0	(1,379)	(1,370)	1,221	(149)
TOR	20	0	0	20	(432)	0	0	(432)	(412)	274	(138)
UAG	0	0	0	0	(3,628)	0	0	(3,628)	(3,628)	4,284	656

Total Over the Counter	$1,422	$1,565	$203	$3,190	$(30,878)	$(1,832)	$(289)	$(32,999)

(n)

Securities with an aggregate market value of $29,894 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$546	$546
Swap Agreements	0	21	0	0	351	372

	$0	$21	$0	$0	$897	$918

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,422	$0	$1,422
Purchased Options	0	0	0	0	1,565	1,565
Swap Agreements	0	203	0	0	0	203

	$0	$203	$0	$1,422	$1,565	$3,190

	$0	$224	$0	$1,422	$2,462	$4,108

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$121	$121
Swap Agreements	0	154	0	0	1,179	1,333

	$0	$154	$0	$0	$1,300	$1,454

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30,878	$0	$30,878
Written Options	0	0	0	0	1,832	1,832
Swap Agreements	0	289	0	0	0	289

	$0	$289	$0	$30,878	$1,832	$32,999

	$0	$443	$0	$30,878	$3,132	$34,453

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(241)	$(241)
Written Options	0	0	0	0	1,248	1,248
Futures	0	0	0	0	121,665	121,665
Swap Agreements	0	(2,766)	0	0	(5,617)	(8,383)

	$0	$(2,766)	$0	$0	$117,055	$114,289

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15,309)	$0	$(15,309)
Written Options	0	57	0	192	3,807	4,056
Swap Agreements	0	1,020	0	0	0	1,020

	$0	$1,077	$0	$(15,117)	$3,807	$(10,233)

	$0	$(1,689)	$0	$(15,117)	$120,862	$104,056

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$126	$126
Written Options	0	0	0	0	(131)	(131)
Futures	0	0	0	0	14,665	14,665
Swap Agreements	0	253	0	0	246	499

	$0	$253	$0	$0	$14,906	$15,159

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,860	$0	$2,860
Purchased Options	0	0	0	0	(36)	(36)
Written Options	0	0	0	0	(634)	(634)
Swap Agreements	0	(1,110)	0	0	0	(1,110)

	$0	$(1,110)	$0	$2,860	$(670)	$1,080

	$0	$(857)	$0	$2,860	$14,236	$16,239

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$2,298	$2,298
Corporate Bonds & Notes
Banking & Finance	0	1,234,254	0	1,234,254
Industrials	0	942,420	0	942,420
Specialty Finance	0	1,419	0	1,419
Utilities	0	257,560	0	257,560
Municipal Bonds & Notes
California	0	6,292	0	6,292
Florida	0	8,382	0	8,382

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Illinois	$0	$8,590	$0	$8,590
Iowa	0	837	0	837
New York	0	6,466	0	6,466
Texas	0	5,055	0	5,055
West Virginia	0	7,200	0	7,200
U.S. Government Agencies	0	1,909,201	0	1,909,201
U.S. Treasury Obligations	0	940,512	0	940,512
Non-Agency Mortgage-Backed Securities	0	677,848	33,077	710,925
Asset-Backed Securities	0	749,707	0	749,707

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2020	27

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)	December 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Sovereign Issues	$0	$401,661	$0	$401,661
Preferred Securities
Banking & Finance	0	16,917	0	16,917
Utilities	0	0	57,362	57,362
Short-Term Instruments
Repurchase Agreements	0	4,911	0	4,911
Short-Term Notes	0	15,210	0	15,210
Argentina Treasury Bills	0	371	0	371
Japan Treasury Bills	0	134,938	0	134,938
U.S. Treasury Bills	0	22,600	0	22,600

	$0	$7,352,351	$92,737	$7,445,088

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$620,427	$0	$0	$620,427

Total Investments	$620,427	$7,352,351	$92,737	$8,065,515

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(84,272)	$0	$(84,272)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$546	$372	$0	$918
Over the counter	0	3,190	0	3,190

	$546	$3,562	$0	$4,108

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(121)	(1,333)	0	(1,454)
Over the counter	0	(32,999)	0	(32,999)

	$(121)	$(34,332)	$0	$(34,453)

Total Financial Derivative Instruments	$425	$(30,770)	$0	$(30,345)

Totals	$620,852	$7,237,309	$92,737	$7,950,898

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2020:

Category and Subcategory	Beginning Balance at 12/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$45,516	$0	$(43,184)	$126	$6	$(166)	$0	$0	$2,298	$(2)
Non-Agency Mortgage-Backed Securities	0	32,476	0	0	0	601	0	0	33,077	601
Preferred Securities
Utilities	0	57,777	(219)	0	0	(196)	0	0	57,362	(196)

Totals	$45,516	$90,253	$(43,403)	$126	$6	$239	$0	$0	$92,737	$403

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$2,298	Proxy Pricing	Base Price	100.000	—
Non-Agency Mortgage-Backed Securities	33,077	Proxy Pricing	Base Price	99.137	—
Preferred Securities
Utilities	57,362	Recent Transaction	Purchase Price	$27.048	—

Total	$92,737

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	December 31, 2020

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Total Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

ANNUAL REPORT	|	DECEMBER 31, 2020	29

Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

ANNUAL REPORT	|	DECEMBER 31, 2020	31

Notes to Financial Statements	(Cont.)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

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For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and

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Notes to Financial Statements	(Cont.)

over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation

Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$384,921	$114,817	$(164,000)	$(3,681)	$2,687	$334,744	$4,817	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$189,532	$1,730,076	$(1,635,400)	$899	$576	$285,683	$1,276	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations  in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private

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Notes to Financial Statements	(Cont.)

insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

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Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty

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Notes to Financial Statements	(Cont.)

during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in

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June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange.

The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the

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Notes to Financial Statements	(Cont.)

Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment

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policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity

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Notes to Financial Statements	(Cont.)

dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

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Notes to Financial Statements	(Cont.)

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain

ANNUAL REPORT	|	DECEMBER 31, 2020	45

Notes to Financial Statements	(Cont.)

additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit, except for PIMCO All Asset Portfolio; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At December 31, 2020, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$27,045	$418,710

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$39,386,004	$40,893,894	$1,457,223	$1,596,424

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	DECEMBER 31, 2020	47

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2020		Year Ended 12/31/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	5,221	$59,671	4,819	$52,702

Administrative Class	62,621	713,506	42,002	455,721

Advisor Class	46,798	534,652	20,906	227,666
Issued as reinvestment of distributions

Institutional Class	404	4,611	290	3,163

Administrative Class	11,467	130,822	11,117	121,139

Advisor Class	6,440	73,490	6,404	69,763
Cost of shares redeemed

Institutional Class	(3,518)	(39,669)	(1,323)	(14,259)

Administrative Class	(96,137)	(1,090,856)	(65,550)	(711,202)

Advisor Class	(29,353)	(331,250)	(56,374)	(617,665)

Net increase (decrease) resulting from Portfolio share transactions	3,943	$54,977	(37,709)	$(412,972)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 37% of the Portfolio. One of the shareholders is a related party of the Portfolio and comprises 12% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

48	PIMCO VARIABLE INSURANCE TRUST

December 31, 2020

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Total Return Portfolio	$0	$212,561	$132,400	$184,965	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies (PFICs), AT&T Guaranteed Payment Income adjustment, hyper inflationary mark to market, straddle loss deferrals, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Total Return Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Total Return Portfolio	$7,754,599	$295,732	$(111,574)	$184,158

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), AT&T Guaranteed Payment Income adjustment, hyper inflationary mark to market, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2020 and December 31, 2019, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Total Return Portfolio	$0	$209,027	$0	$0	$0	$194,477	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	DECEMBER 31, 2020	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Total Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2021

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

50	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.

BSH	Banco Santander S.A. - New York Branch	GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

DEU	Deutsche Bank Securities, Inc.	JPM	JP Morgan Chase Bank N.A.

DUB	Deutsche Bank AG	JPS	J.P. Morgan Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	KRW	South Korean Won

AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso

BRL	Brazilian Real	ILS	Israeli Shekel	NOK	Norwegian Krone

CAD	Canadian Dollar	INR	Indian Rupee	PEN	Peruvian New Sol

CZK	Czech Koruna	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation

ANNUAL REPORT	|	DECEMBER 31, 2020	51

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2020 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Total Return Portfolio	0.00%	0.00%	$209,027	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Section 163(j) Interest Dividends.  The portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163(j) Interest Dividends %

PIMCO Total Return Portfolio	72.34%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

52	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	08/1997 to present	Formerly, Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Managing Director, PIMCO, and member of Executive Committee, PIMCO.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Formerly, Director, StocksPLUS® Management, Inc; member of Board of Governors, Investment Company Institute; and Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of February 3, 2021.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	DECEMBER 31, 2020	53

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

54	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy[1]	(Unaudited)

The Trust2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market Trust’s shares or products which use Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Trust or its service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Trust or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor and does not provide brokerage services or any financial advice to investors in the Trust solely because it distributes the Trust. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	|	DECEMBER 31, 2020	55

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Portfolio,” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio, a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to

Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios; and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 31, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements and the Asset Allocation Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Portfolio performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet

ANNUAL REPORT	|	DECEMBER 31, 2020	57

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the All Asset Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Portfolios and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Portfolio performance, but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios have underperformed their respective benchmark indexes over the one-, three- and five-year periods ended March 31, 2020, but that a majority of the Portfolios have outperformed their benchmarks since inception for the period ended March 31, 2020. The Board noted that, as of March 31, 2020, 0%, 5% and 26% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively, but that 82% of the Trust’s assets (based on Administrative Class performance) outperformed their benchmarks since inception for the period ended March 31, 2020. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and that PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board reviewed materials indicating that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Broadridge universe. In addition, the Board considered the expense limitation agreement in place for all of the Portfolios and fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds

ANNUAL REPORT	|	DECEMBER 31, 2020	59

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios at scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by to PIMCO Research Affiliates under the Asset Allocation Agreement, and that the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolios. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Portfolios, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, PIMCO shares the benefits of economies of scale, if any, with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

“diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	|	DECEMBER 31, 2020	61

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT18AR_123120

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2020	$ 847,120
	December 31, 2019	$ 838,925

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2020	$ —
	December 31, 2019	$ —

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2020	$ —
	December 31, 2019	$ 4,500

(d)	Fiscal Year Ended	All Other Fees(2)
	December 31, 2020	$ —
	December 31, 2019	$ —

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Variable Insurance Trust (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2020	December 31, 2019
PIMCO Variable Insurance Trust	$—	$4,500
Pacific Investment Management Company LLC (“PIMCO”)	16,143,017	17,878,830

Totals	$16,143,017	$17,883,330

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)    Exhibit 99.CODE—Code of Ethics pursuant to Section  406 of the Sarbanes-Oxley Act of 2002.

(a)(2)     Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)    Not applicable for open-end investment companies.

(a)(4)    There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)         Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: February 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: February 25, 2021

By:	/s/ Bijal Parikh
Bijal Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: February 25, 2021